The information in this preliminary pricing supplement is not complete and may be changed. This preliminary pricing supplement and the accompanying prospectus supplement and prospectus are not offers to sell these securities and are not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
Subject to completion
Preliminary Pricing Supplement dated
January 16, 2018
Prospect Capital Corporation
Prospect Capital InterNotes®
4.000% Notes due 2023 (the "2023 Notes")
4.500% Notes due 2026 (the "2026 Notes" and together with the 2023 Notes, the "Notes")

Filed under Rule 497, Registration Statement No. 333-213391
Preliminary Pricing Supplement Nos. 528 and 529 — Dated Tuesday, January 16, 2018
(To: Prospectus Dated October 30, 2017, and Prospectus Supplement Dated November 9, 2017)

CUSIP Number	ISIN Number	Principal Amount	Selling Price	Gross Concession	Net Proceeds	Coupon Type	Coupon Rate	Coupon Frequency	Maturity Date	1st Coupon Date	1st Coupon Amount	Survivor's Option	Product Ranking
74348YXW6	US74348YXW64		$100.000%	1.250%	$	Fixed	4.000%	Semi-Annual	1/15/2023	7/15/2018	$18.89	Yes	Unsecured Notes
Redemption Information: Callable at 100.000% on 7/15/2018 and every business day thereafter (“Optional Redemption Date”).

CUSIP Number	ISIN Number	Principal Amount	Selling Price	Gross Concession	Net Proceeds	Coupon Type	Coupon Rate	Coupon Frequency	Maturity Date	1st Coupon Date	1st Coupon Amount	Survivor's Option	Product Ranking
74348YXX4	US74348YXX48		$100.000%	1.900%	$	Fixed	4.500%	Semi-Annual	1/15/2026	7/15/2018	$21.25	Yes	Unsecured Notes
Redemption Information: Callable at 100.000% on 7/15/2018 and every business day thereafter (“Optional Redemption Date”).
Trade Date: Monday, January 22, 2018 @ 12:00 PM ET
Settle Date: Thursday, January 25, 2018
Minimum Denomination/Increments: $1,000.00/$1,000.00
Initial trades settle flat and clear SDFS: DTC Book Entry only
The Notes will be issued pursuant to the Indenture, dated as of February 16, 2012, as amended and supplemented by that certain Five Hundred Twenty-Eighth and Five Hundred Twenty-Ninth Supplemental Indenture dated as of January 25, 2018.
The date from which interest shall accrue on the Notes is Thursday, January 25, 2018. The “Interest Payment Dates” for the Notes shall be January 15 and July 15 of each year, commencing July 15, 2018; the interest payable on any Interest Payment Date, will be paid to the Person in whose name the Notes (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date (as defined in the Indenture) for such interest, which shall be January 1 or July 1, as the case may be, next preceding such Interest Payment Date.
The Notes will be redeemable in whole or in part at any time or from time to time, at the option of Prospect Capital Corporation, on or after July 15, 2018 at a redemption price of $1,000 per Note plus accrued and unpaid interest payments otherwise payable for the then-current semi-annual interest period accrued to, but excluding, the date fixed for redemption and upon not less than 5 days nor more that 60 days prior notice to the noteholder and the trustee, as described in the prospectus.
Except for Notes sold to level-fee accounts, Notes offered to the public will be offered at the public offering price set forth above. Agents purchasing Notes on an agency basis for client accounts shall purchase Notes at the public offering price. Notes sold by the Agents for their own account may be sold at the public offering price less the3 discount specified above. Notes purchased by the Agents on behalf of level-fee accounts may be sold to such accounts at the discount to the public offering price specified above, in which case, such Agents will not retain any portion of the sales price as compensation.
Prospect Capital Corporation is a financial services company that lends to and invests in middle market, privately-held companies. We are organized as an externally-managed, non-diversified closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. Prospect Capital Management L.P. manages our investments and Prospect Administration LLC provides the administrative services necessary for us to operate.
This preliminary pricing supplement relates only to the securities described in the accompanying prospectus supplement and prospectus, is only a summary of changes and should be read together with the accompanying prospectus supplement and prospectus, including among other things the section entitled “Risk Factors” beginning on page S-8 of such prospectus supplement and page 10 of such prospectus. This preliminary pricing supplement and the accompanying prospectus supplement and prospectus contain important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the “SEC.” This information is available free of charge by contacting us at 10 East 40th Street, 42nd Floor, New York, NY 10016

or by telephone at (212) 448-0702. The SEC maintains a website at www.sec.gov where such information is available without charge upon written or oral request. Our internet website address is www.prospectstreet.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed on the adequacy or accuracy of this preliminary pricing supplement. Any representation to the contrary is a criminal offense. Obligations of Prospect Capital Corporation and any subsidiary of Prospect Capital Corporation are not guaranteed by the full faith and credit of the United States of America. Neither Prospect Capital Corporation nor any subsidiary of Prospect Capital Corporation is a government-sponsored enterprise or an instrumentality of the United States of America.
InterNotes® is a registered trademark of Incapital Holdings LLC.
Recent Developments:
On November 20, 2017, we made a $45.0 million follow-on first lien senior secured debt investment in Instant Web, LLC to fund a refinancing and dividend recapitalization.
During the period from November 13, 2017 through November 24, 2017, we made a $12.0 million follow-on second lien secured investment in Securus Technologies Holdings.
On November 22, 2017, LaserShip, Inc, partially repaid $14.3 million senior secured loan receivable to us.
On November 29, 2017, we received partial repayments of $24.3 million of our loans previously outstanding with National Property REIT Corp. and its wholly-owned subsidiaries, and $10.4 million as a return of capital on our equity investment.
On December 1, 2017, we made a $10.0 million second lien secured investment in UTZ Quality Foods, LLC, a salty snack food company, to fund an acquisition.
On December 4, 2017, we made an additional $235.5 million senior secured investment in Broder Bros., Co., to fund an acquisition and a dividend recapitalization.
On December 5, 2017, we made a $12.5 million second lien secured investment in EXC Holdings IIII Corp., an industrial technology company that designs and manufactures products that generate, detect, process, focus and harness light.
On December 8, 2017, we made a $20.0 million Senior Secured Note investment in ACE Cash Express, Inc., which is a retailer of lending and non-lending financial products to customers in the U.S.
On December 11, 2017, Primesport, Inc. repaid the $53.0 million Senior Secured Term Loan A and $74.5 million Senior Secured Term Loan B loan receivable to us.
We have provided notice to call on December 12, 2017 with settlement on January 15, 2018, $50.6 million of our Prospect Capital InterNotes® at par maturing between July 15, 2018 and July 15, 2020, with a weighted average rate of 5.10%.
On December 15, 2017, Instant Web, LLC repaid the $238.5 million Senior Secured Term Loan A and $159.0 million Senior Secured Term Loan B loan receivable to us.
On December 15, 2017, Matrixx Initiatives, Inc. repaid the $86.4 million Senior Secured Term Loan A and $69.6 million Senior Secured Term Loan B loan receivable to us.
On December 15, 2017, we made a $12.0 million second lien secured investment in PharMerica Corporation, which is a leading provider of institutional and specialty pharmacy services.
On December 20, 2017, we made a $15.0 million second lien secured investment in Ability Network Inc., a leading healthcare IT company.
On December 21, 2017, NCP Finance Limited Partnership repaid the $26.8 million subordinated secured loan receivable to us.
On December 29, 2017, Digital Room LLC repaid the $34.0 million second lien term loan receivable to us.
On January 5, 2018, we made a $10.0 million first lien and $50.0 million second lien secured investment in Research Now Group, Inc., a provider of customer surveys for market research activities.
We have provided notice to call on January 12, 2018 with settlement on February 15, 2018, $37.2 million of our Prospect Capital InterNotes® at par maturing between February 15, 2019 and August 15, 2020, with a weighted average rate of 4.80%.
During the period from November 10, 2017 through January 11, 2018, we issued $9.3 million in aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of $9.1 million.
During the period from November 17, 2017 through January 16, 2018, we made two follow-on equity investments in National Property REIT Corp. (“NPRC”) totaling $11.0 million NPRC which was used to purchase a property and fund capital expenditures for existing properties. In addition, we received partial repayments of $24.3 million of our loans previously outstanding with NPRC and its wholly-owned subsidiaries, and $10.4 million as a return of capital on our equity investment in NPRC.

Filed pursuant to Rule 497
File No. 333-213391

PROSPECTUS SUPPLEMENT
(To Prospectus dated October 30, 2017)
Prospect Capital Corporation
Prospect Capital InterNotes®

•
We may offer to sell our Prospect Capital InterNotes® from time to time. The specific terms of the notes will be set prior to the time of sale and described in a pricing supplement. You should read this prospectus supplement, the accompanying prospectus and the applicable pricing supplement carefully before you invest. We may offer other debt securities from time to time other than the notes under our Registration Statement or in private placements.

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We may offer the notes to or through agents for resale. The applicable pricing supplement will specify the purchase price, agent discounts and net proceeds of any particular offering of notes. The agents are not required to sell any specific amount of notes but will use their reasonable best efforts to sell the notes. We also may offer the notes directly. We have not set a date for termination of our offering.

•
The agents have advised us that from time to time they may purchase and sell notes in the secondary market, but they are not obligated to make a market in the notes and may suspend or completely stop that activity at any time. Unless otherwise specified in the applicable pricing supplement, we do not intend to list the notes on any stock exchange.

Investing in the notes involves certain risks, including those described in the “Risk Factors” section beginning on page S-8 of this prospectus supplement and page 10 of the accompanying prospectus.
This prospectus supplement and the accompanying prospectus contain important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the “SEC.” This information is available free of charge by contacting us at 10 East 40th Street, 42nd Floor, New York, NY 10016 or by telephone at (212) 448-0702. The SEC maintains a website at www.sec.gov where such information is available without charge upon written or oral request. Our internet website address is www.prospectstreet.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed on the adequacy or accuracy of this prospectus supplement. Any representation to the contrary is a criminal offense.
Obligations of Prospect Capital Corporation and any subsidiary of Prospect Capital Corporation are not guaranteed by the full faith and credit of the United States of America. Neither Prospect Capital Corporation nor any subsidiary of Prospect Capital Corporation is a government-sponsored enterprise or an instrumentality of the United States of America.
We may sell the notes to or through one or more agents or dealers, including the agents listed below.

Incapital LLC	Citigroup	RBC Capital Markets
Prospectus Supplement dated November 9, 2017.
®InterNotes is a registered trademark of Incapital Holdings LLC

FORWARD-LOOKING STATEMENTS
This prospectus supplement and the accompanying prospectus may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, or the “Exchange Act,” which involve substantial risks and uncertainties. Forward-looking statements predict or describe our future operations, business plans, business and investment strategies and portfolio management and the performance of our investments and our investment management business. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes” and “scheduled” and variations of these words and similar expressions are intended to identify forward-looking statements. Our actual results or outcomes may differ materially from those anticipated. Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	our future operating results,

•	our business prospects and the prospects of our portfolio companies,

•	the impact of investments that we expect to make,

•	our contractual arrangements and relationships with third parties,

•	the dependence of our future success on the general economy and its impact on the industries in which we invest,

•	the ability of our portfolio companies to achieve their objectives,

•	difficulty in obtaining financing or raising capital, especially in the current credit and equity environment,

•	the level and volatility of prevailing interest rates and credit spreads, magnified by the current turmoil in the credit markets,

•	adverse developments in the availability of desirable loan and investment opportunities whether they are due to competition, regulation or otherwise,

•	a compression of the yield on our investments and the cost of our liabilities, as well as the level of leverage available to us,

•	our regulatory structure and tax treatment, including our ability to operate as a business development company and a regulated investment company,

•	the adequacy of our cash resources and working capital,

•	the timing of cash flows, if any, from the operations of our portfolio companies,

•	the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments,

•
authoritative generally accepted accounting principles or policy changes from such standard-setting bodies as the Financial Accounting Standards Board, the SEC, Internal Revenue Service, the NASDAQ Global Select Market, and other authorities that we are subject to, as well as their counterparts in any foreign jurisdictions where we might do business, and

•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus supplement and the accompanying prospectus and in our filings with the SEC.
Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, ability to obtain certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus supplement and the accompanying prospectus, respectively, should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus supplement and the accompanying prospectus, respectively. You should not place undue reliance on these forward-looking statements, which apply

i

only as of the date of this prospectus supplement or the accompanying prospectus, as applicable. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended, or the “Securities Act.”
You should rely only on the information contained in this prospectus supplement, including any pricing supplement included hereto, and the accompanying prospectus. We have not, and the agent(s) or dealer(s) has not, authorized any other person to provide you with information that is different from that contained in this prospectus supplement, including any pricing supplement included hereto, or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the agents are not, making an offer of these securities in any jurisdiction where the offer is not permitted. You should assume that the information appearing in this prospectus supplement, including any pricing supplement included hereto, and the accompanying prospectus is accurate only as of their respective dates and we assume no obligation to update any such information. Our business, financial condition and results of operations may have changed since those dates. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.
This prospectus supplement, including any pricing supplement included hereto, supersedes the accompanying prospectus to the extent it contains information that is different from or in addition to the information in that prospectus.

PROSPECTUS SUMMARY
This section summarizes the legal and financial terms of the notes that are described in more detail in “Description of Notes” beginning on page S-12. Final terms of any particular notes will be determined at the time of sale and will be contained in the pricing supplement, which will be included with this prospectus supplement, relating to those notes. The terms in that pricing supplement may vary from and supersede the terms contained in this summary and in “Description of Notes.” In addition, you should read the more detailed information appearing elsewhere in this prospectus supplement, the accompanying prospectus and in that pricing supplement.
The terms “we,” “us,” “our” and “Company” refer to Prospect Capital Corporation; “Prospect Capital Management,” “Investment Adviser” and “PCM” refer to Prospect Capital Management L.P.; and “Prospect Administration” and the “Administrator” refer to Prospect Administration LLC.
The Company
Prospect Capital Corporation is a financial services company that primarily lends to and invests in middle market privately-held companies. We are a closed-end investment company incorporated in Maryland. We have elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). As a BDC, we have elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). We were organized on April 13, 2004 and were funded in an initial public offering completed on July 27, 2004. We are one of the largest BDCs with approximately $6.0 billion of total assets as of September 30, 2017.
We are externally managed by our investment adviser, Prospect Capital Management. Prospect Administration provides administrative services and facilities necessary for us to operate.
On May 15, 2007, we formed a wholly-owned subsidiary Prospect Capital Funding LLC (“PCF”), a Delaware limited liability company and a bankruptcy remote special purpose entity, which holds certain of our portfolio loan investments that are used as collateral for the revolving credit facility at PCF. Our wholly-owned subsidiary Prospect Small Business Lending, LLC (“PSBL”) was formed on January 27, 2014 and purchases small business whole loans on a recurring basis from online small business loan originators, including OnDeck Capital, Inc. (“OnDeck”). On September 30, 2014, we formed a wholly-owned subsidiary Prospect Yield Corporation, LLC (“PYC”) and effective October 23, 2014, PYC holds our investments in collateralized loan obligations (“CLOs”). Each of these subsidiaries have been consolidated since operations commenced.
We currently have nine strategies that guide our origination of investment opportunities: (1) lending to companies controlled by private equity sponsors, (2) lending to companies not controlled by private equity sponsors, (3) purchasing controlling equity positions and lending to operating companies, (4) purchasing controlling equity positions and lending to financial services companies, (5) purchasing controlling equity positions and lending to real estate companies, (6) purchasing controlling equity positions and lending to aircraft leasing companies, (7) investing in structured credit, (8) investing in non-agented debt and (9) investing in online loans. We may also invest in other strategies and opportunities from time to time that we view as attractive. We continue to evaluate other origination strategies in the ordinary course of business with no specific top-down allocation to any single origination strategy.
Lending to Companies Controlled by Private Equity Sponsors - We make agented loans to companies which are controlled by private equity sponsors. This debt can take the form of first lien, second lien, unitranche or unsecured loans. These loans typically have equity subordinate to our loan position. Historically, this strategy has comprised approximately 40%-60% of our portfolio.
Lending to Companies not Controlled by Private Equity Sponsors - We make loans to companies which are not controlled by private equity sponsors, such as companies that are controlled by the management team, the founder, a family or public shareholders. This origination strategy may have less competition to provide debt financing than the private-equity-sponsor origination strategy because such company financing needs are not easily addressed by banks and often require more diligence preparation. This origination strategy can result in investments with higher returns or lower leverage than the private-equity-sponsor origination strategy. Historically, this strategy has comprised up to approximately 15% of our portfolio.
Purchasing Controlling Equity Positions and Lending to Operating Companies - This strategy involves purchasing yield-producing debt and controlling equity positions in non-financial-services operating companies. We believe that we can provide enhanced certainty of closure and liquidity to sellers and we look for management to continue on in their current roles. This strategy has comprised approximately 5%-15% of our portfolio.
Purchasing Controlling Equity Positions and Lending to Financial Services Companies - This strategy involves purchasing yield-producing debt and controlling equity positions in financial services companies, including consumer direct lending, sub-prime auto lending and other strategies. These investments are often structured in tax-efficient partnerships, enhancing returns. This strategy has comprised approximately 5%-15% of our portfolio.
Purchasing Controlling Equity Positions and Lending to Real Estate Companies - We purchase debt and controlling equity positions in tax-efficient real estate investment trusts (“REIT” or “REITs”). National Property REIT Corp.’s (“NPRC”), an operating company and the surviving entity of the May 23, 2016 merger with American Property REIT Corp. and United Property REIT Corp, real estate investments are in various classes of developed and occupied real estate properties that generate current yields, including multi-family properties, student housing, and self-storage. NPRC seeks to identify properties that have historically significant occupancy rates and recurring cash flow generation. NPRC generally co-invests with established and experienced property management teams that manage such properties after acquisition. Additionally, NPRC purchases loans originated by certain consumer loan facilitators. It generally purchases each loan in its entirety (i.e., a “whole loan”). The borrowers are consumers, and the loans are typically serviced by the facilitators of the loans. This investment strategy has comprised approximately 10%-20% of our business.
Purchasing Controlling Equity Positions and Lending to Aircraft Leasing Companies - We invest in debt as well as equity in companies with aircraft assets subject to commercial leases to airlines across the globe. We believe that these investments can present attractive return opportunities due to cash flow consistency from long-term leases coupled with hard asset residual value. We believe that these investment companies seek to deliver risk-adjusted returns with strong downside protection by analyzing relative value characteristics across a variety of aircraft types and vintages. This strategy historically has comprised less than 5% of our portfolio.
Investing in Structured Credit - We make investments in CLOs, often taking a significant position in the subordinated interests (equity) of the CLOs. The underlying portfolio of each CLO investment is diversified across approximately 100 to 200 broadly syndicated loans and does not have direct exposure to real estate, mortgages, or consumer-based credit assets. The CLOs in which we invest are managed by established collateral management teams with many years of experience in the industry. This strategy has comprised approximately 10%-20% of our portfolio.
Investing in Non-Agented Debt - On a primary or secondary basis, we purchase primarily senior and secured loans and high yield bonds that have been sold to a club or syndicate of buyers. These investments are often purchased with a long term, buy-and-hold outlook, and we often look to provide significant input to the transaction by providing anchoring orders. This strategy has comprised approximately 5%-10% of our portfolio.
Investing in Online Loans - We purchase loans originated by certain small-and-medium-sized business (“SME”) loan facilitators. We generally purchase each loan in its entirety (i.e., a “whole loan”). The borrowers are SMEs and the loans are typically serviced by the facilitators of the loans. This investment strategy has comprised up to approximately 1% of our portfolio.
Typically, we concentrate on making investments in companies with annual revenues of less than $750 million and enterprise values of less than $1 billion. Our typical investment involves a secured loan of less than $250 million. We also acquire controlling interests in companies in conjunction with making secured debt investments in such companies. In most cases, companies in which we invest are privately held at the time we invest in them. We refer to these companies as “target” or “middle market” companies and these investments as “middle market investments.”
We seek to maximize total returns to our investors, including both current yield and equity upside, by applying rigorous credit analysis and asset-based and cash-flow based lending techniques to make and monitor our investments. We are constantly pursuing multiple investment opportunities, including purchases of portfolios from private and public companies, as well as originations and secondary purchases of particular securities. We also regularly evaluate control investment opportunities in a range of industries, and some of these investments could be material to us. There can be no assurance that we will successfully consummate any investment opportunity we are currently pursuing. If any of these opportunities are consummated, there can be no assurance that investors will share our view of valuation or that any assets acquired will not be subject to future write downs, each of which could have an adverse effect on our stock price.
As of September 30, 2017, we had investments in 120 portfolio companies and CLOs. The aggregate fair value as of September 30, 2017 of investments in these portfolio companies held on that date is approximately $5.7 billion. Our portfolio across all our performing interest-bearing investments had an annualized current yield of 11.8% as of September 30, 2017. Our annualized current yield was 9.9% as of September 30, 2017 across all investments.

Recent Developments
Investment Transactions
On October 16, 2017, we made a $27.5 million second lien secured investment in Transplace Holdings, a provider of transportation management solutions, in support of an acquisition of the company.

On November 3, 2017, we made a $28.0 million second lien secured investment to support the acquisition of Securus Technologies Holdings, a provider of mission-critical communication technology solutions and services.

During the period from October 11, 2017 through November 9, 2017, we purchased additional common equity of NPRC through National Property Holdings for $42.9 million. The financing was utilized by NPRC for the acquisitions of multi-family real estate portfolios. Additionally, we provided $4.1 million of equity financing to NPRC which was used to fund capital expenditures for existing properties.

Debt and Equity

On October 15, 2017, we called $55.4 million of our Prospect Capital InterNotes® at par maturing between April 15, 2018 and October 15, 2019, with a weighted average rate of 4.85%.

We provided notice to call on October 9, 2017 with settlement on November 15, 2017, $27.2 million of our Prospect Capital InterNotes® at par maturing between May 15, 2018 and November 15, 2019, with a weighted average rate of 4.70%.

On October 15, 2017, our 5.375% Convertible Notes due 2017 (the “2017 Notes”), which had an outstanding principal balance of $50.7 million, matured and were repaid in full.

On October 30, 2017, our post-effective amendment to our Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration Statement, as amended, we can issue up to $4,651 million of additional debt and equity securities in the public market as of October 30, 2017. As of November 9, 2017, we can issue up to $4,648 million of additional debt and equity securities in the public market.

We provided notice to call on November 9, 2017 with settlement on December 15, 2017, $9.0 million of our Prospect Capital InterNotes® at par maturing on December 15, 2019, with a weighted average rate of 4.73%.

During the period from October 1, 2017 through November 9, 2017 we issued $15.9 million aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $15.6 million.
Dividends
On November 8, 2017, we announced the declaration of monthly dividends in the following amounts and with the following dates:

•	$0.06 per share for November 2017 to holders of record on November 30, 2017 with a payment date of December 21, 2017.

•	$0.06 per share for December 2017 to holders of record on December 29, 2017 with a payment date of January 18, 2018.

•	$0.06 per share for January 2018 to holders of record on January 31, 2018 with a payment date of February 15, 2018.

The Offering

Issuer	Prospect Capital Corporation

Purchasing Agent	Incapital LLC

Agents	Citigroup Global Markets Inc. and RBC Capital Markets, LLC. From time to time, we may sell the notes to or through additional agents.

Title of Notes	Prospect Capital InterNotes®

Amount
We may issue notes from time to time in various offerings up to $1.5 billion, the aggregate principal amount authorized by our board of directors for notes. As of November 9, 2017, $1.2 billion aggregate principal amount of notes has been issued. We have, from time to time, repurchased certain notes and, therefore, as of November 9, 2017, $838.9 million aggregate principal amount of notes were outstanding, including repurchases of $27.2 million on November 15, 2017 and repurchases of $9.0 million on December 15, 2017. There are no limitations on our ability to issue additional indebtedness in the form of Prospect Capital InterNotes® or otherwise other than under the 1940 Act and the asset coverage requirement under our credit facility.

Denominations	The notes will be issued and sold in denominations of $1,000 and multiples of $1,000 (unless otherwise stated in the pricing supplement).

Status	The notes will be our direct unsecured senior obligations and will rank equally in right of payment with all of our other unsecured senior indebtedness from time to time outstanding.

Maturities	Each note will mature 12 months or more from its date of original issuance.

Interest	Notes may be issued with a fixed or floating interest rate; a floating interest rate note will be based on the London Interbank Offered Rate (“LIBOR”).

Interest on each fixed or floating interest rate note will be payable either monthly, quarterly, semi-annually or annually on each interest payment date and on the stated maturity date. Interest also will be paid on the date of redemption or repayment if a note is redeemed or repaid prior to its stated maturity in accordance with its terms.

Interest on the notes will be computed on the basis of a 360-day year of twelve 30-day months, often referred to as the 30/360 (ISDA) day count convention.
Principal	The principal amount of each note will be payable on its stated maturity date at the corporate trust office of the paying agent or at any other place we may designate.

Redemption and Repayment
Unless otherwise stated in the applicable pricing supplement, a note will not be redeemable at our option or be repayable at the option of the holder prior to its stated maturity date. The notes will not be subject to any sinking fund.

Survivor’s Option
Specific notes may contain a provision permitting the optional repayment of those notes prior to stated maturity, if requested by the authorized representative of the beneficial owner of those notes, following the death of the beneficial owner of the notes, so long as the notes were owned by the beneficial owner or his or her estate at least six months prior to the request. This feature is referred to as a “Survivor’s Option.” Your notes will not be repaid in this manner unless the pricing supplement for your notes provides for the Survivor’s Option. If the pricing supplement for your notes provides for the Survivor’s Option, your right to exercise the Survivor’s Option will be subject to limits set by us on (1) the permitted dollar amount of total exercises by all holders of notes in any calendar year, and (2) the permitted dollar amount of an individual exercise by a holder of a note in any calendar year. Additional details on the Survivor’s Option are described in the section entitled “Description of Notes—Survivor’s Option.”

Sale and Clearance	We will sell notes in the United States only. Notes will be issued in book-entry only form and will clear through The Depository Trust Company. We do not intend to issue notes in certificated form.

Trustee	The trustee for the notes is U.S. Bank National Association, under an indenture dated as of February 16, 2012, as amended and as supplemented from time to time.

Selling Group
The agents and dealers comprising the selling group are broker-dealers and securities firms. Each of the Purchasing Agent, Citigroup Global Markets Inc. and RBC Capital Markets, LLC entered into a Sixth Amended and Restated Selling Agent Agreement with us dated November 10, 2016 (as amended, the “Selling Agent Agreement”). Additional agents appointed by us from time to time in connection with the offering of the notes contemplated by this prospectus supplement will become parties to the Selling Agent Agreement. Dealers who are members of the selling group have executed a Master Selected Dealer Agreement with the Purchasing Agent. The agents and the dealers have agreed to market and sell the notes in accordance with the terms of those respective agreements and all other applicable laws and regulations. You may contact the Purchasing Agent at info@incapital.com for a list of selling group members.

SELECTED CONDENSED FINANCIAL DATA
You should read the condensed consolidated financial information below with the Consolidated Financial Statements and notes thereto included in this prospectus supplement and the accompanying prospectus. Financial information below for the years ended June 30, 2017, 2016, 2015, 2014, and 2013 has been derived from the financial statements that were audited by our independent registered public accounting firm. The selected consolidated financial data at and for the three months ended September 30, 2017 and 2016 has been derived from unaudited financial data. Interim results for the three months ended September 30, 2017 are not necessarily indicative of the results that may be expected for the year ending June 30, 2018. Certain reclassifications have been made to the prior period financial information to conform to the current period presentation. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” starting on page S-21 for more information.

	For the Three Months Ended September 30,		For the Year Ended June 30,
	2017	2016	2017	2016	2015	2014	2013
	(in thousands except data relating to shares, per share and number of portfolio companies)
Performance Data:
Total interest income	$148,085	$171,650	$668,717	$731,618	$748,974	$613,741	$435,455
Total dividend income	544	2,384	5,679	26,501	7,663	26,837	82,705
Total other income	9,950	5,798	26,650	33,854	34,447	71,713	58,176
Total Investment Income	158,579	179,832	701,046	791,973	791,084	712,291	576,336
Interest and credit facility expenses	(41,035)	(41,669)	(164,848)	(167,719)	(170,660)	(130,103)	(76,341)
Investment advisory expense	(46,096)	(50,522)	(199,394)	(219,305)	(225,277)	(198,296)	(151,031)
Other expenses	(7,716)	(8,722)	(30,722)	(33,821)	(32,400)	(26,669)	(24,040)
Total Operating Expenses	(94,847)	(100,913)	(394,964)	(420,845)	(428,337)	(355,068)	(251,412)
Net Investment Income	63,732	78,919	306,082	371,128	362,747	357,223	324,924
Net realized and change in unrealized (losses) gains	(51,759)	2,447	(53,176)	(267,766)	(16,408)	(38,203)	(104,068)
Net increase in Net Assets from Operations	$11,973	$81,366	$252,906	$103,362	$346,339	$319,020	$220,856
Per Share Data:
Net Increase in Net Assets from Operations(1)	$0.03	$0.23	$0.70	$0.29	$0.98	$1.06	$1.07
Dividends declared per share	$(0.23)	$(0.25)	$(1.00)	$(1.00)	$(1.19)	$(1.32)	$(1.28)
Weighted average shares of common stock outstanding	360,171,834	357,527,279	358,841,714	356,134,297	353,648,522	300,283,941	207,069,971
Assets and Liabilities Data:
Investments at Fair Value	$5,687,117	$6,109,596	$5,838,305	$5,897,708	$6,609,558	$6,253,739	$4,172,852
Other Assets(4)	291,985	149,894	334,484	338,473	144,356	166,520	237,758
Total Assets(4)	5,979,102	6,259,490	6,172,789	6,236,181	6,753,914	6,420,259	4,410,610
Revolving Credit Facility	—	44,000	—	—	368,700	92,000	124,000
Convertible notes(4)	938,716	908,240	937,641	1,074,361	1,218,226	1,219,676	827,246
Public notes (4)	738,805	736,821	738,300	699,368	541,490	637,584	340,611
Prospect Capital InterNotes®(4)	902,471	930,814	966,254	893,210	811,180	766,781	353,538
Due to Prospect Administration and Prospect Capital Management	48,223	52,810	50,159	55,914	6,788	2,211	6,690
Other liabilities	63,896	151,196	125,483	77,411	104,481	83,825	102,031
Total Liabilities(4)	2,692,111	2,823,881	2,817,837	2,800,264	3,050,865	2,802,077	1,754,116
Net Assets	$3,286,991	$3,435,609	$3,354,952	$3,435,917	$3,703,049	$3,618,182	$2,656,494
Investment Activity Data:
No. of portfolio companies at period end	120	123	121	125	131	142	124
Acquisitions	$221,151	$347,150	$1,489,470	$979,102	$1,867,477	$2,933,365	$3,103,217
Sales, repayments, and other disposals	$310,984	$114,331	$1,413,882	$1,338,875	$1,411,562	$767,978	$931,534
Total return based on market value(2)	(14.40)%	6.73%	16.80%	21.84%	(20.84)%	10.88%	6.24%
Total return based on net asset value(2)	1.22%	2.83%	8.98%	7.15%	11.47%	10.97%	10.91%
Weighted average yield on debt portfolio at period end(3)	11.8%	12.8%	12.2%	13.2%	12.7%	12.1%	13.6%
Weighted average yield on total portfolio at period end(3)	9.9%	11.3%	10.4%	12.0%	11.9%	11.9%	15.1%

_______________________________________________________________________________

(1)	Per share data is based on the weighted average number of common shares outstanding for the year/period presented (except for dividends to shareholders which is based on actual rate per share).

(2)
Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each year/period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each year/period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. For a period less than a year, the return is not annualized.

(3)	Excludes equity investments and non-performing loans.

(4)
We have changed our method of presentation relating to debt issuance costs in accordance with ASU 2015-03, Interest - Imputation of Interest (Subtopic 835-30). Unamortized deferred financing costs of $40,526, $44,140, $57,010, and $37,607 previously reported as an asset on the Consolidated Statements of Assets and Liabilities as of June 30, 2016, 2015, 2014, and 2013, respectively, have been reclassified as a direct deduction to the respective Unsecured Notes. See Critical Accounting Policies and Estimates for further discussion.

RISK FACTORS
Your investment in the notes will involve certain risks. This prospectus supplement and the accompanying prospectus do not describe all of those risks.
You should, in consultation with your own financial and legal advisors, carefully consider the following discussion of risks before deciding whether an investment in the notes is suitable for you. The notes will not be an appropriate investment for you if you are not knowledgeable about significant features of the notes or financial matters in general. You should not purchase the notes unless you understand, and know that you can bear, these investment risks.
Our amount of debt outstanding will increase as a result of this offering. Our current indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations under the notes and our other debt.
As of November 9, 2017, we and our subsidiaries had approximately $2.5 billion of unsecured senior indebtedness outstanding and as our credit facility was undrawn, no secured indebtedness outstanding.
The use of debt could have significant consequences on our future operations, including:

•	making it more difficult for us to meet our payment and other obligations under the notes and our other outstanding debt;

•
resulting in an event of default if we fail to comply with the financial and other restrictive covenants contained in our debt agreements, which event of default could result in all of our debt becoming immediately due and payable;

•	reducing the availability of our cash flow to fund investments, acquisitions and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;

•	subjecting us to the risk of increased sensitivity to interest rate increases on our indebtedness with variable interest rates, including borrowings under our amended senior credit facility; and

•	limiting our flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy.
Any of the above-listed factors could have an adverse effect on our business, financial condition and results of operations and our ability to meet our payment obligations under the notes and our other debt.
Our ability to meet our payment and other obligations under our debt instruments depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under our existing or amended senior credit facility or otherwise, in an amount sufficient to enable us to meet our payment obligations under the notes and our other debt and to fund other liquidity needs. If we are not able to generate sufficient cash flow to service our debt obligations, we may need to refinance or restructure our debt, including any notes sold, sell assets, reduce or delay capital investments, or seek to raise additional capital. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the notes and our other debt.
A downgrade, suspension or withdrawal of the rating assigned by a rating agency to us or the notes, if any, could cause the liquidity or market value of the notes to decline significantly.
Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor the agents undertake any obligation to maintain the ratings or to advise holders of notes of any changes in ratings.
The notes will be rated by Standard & Poor's Ratings Services, or “S&P,” and Kroll Bond Rating Agency, Inc., or “Kroll.” There can be no assurance that their rating will remain for any given period of time or that such rating will not be lowered or withdrawn entirely by S&P or Kroll if in their respective judgment future circumstances relating to the basis of the rating, such as adverse changes in our company, so warrant.
The notes will be effectively subordinated to any existing and future secured indebtedness and structurally subordinated to existing and future liabilities and other indebtedness of our subsidiaries.
The notes will be our general, unsecured obligations and will rank equally in right of payment with all of our existing and future unsubordinated, unsecured indebtedness, including without limitation, the $85.4 million aggregate principal amount of 5.75% Convertible Notes due 2018 (the “2018 Notes”), the $200.0 million aggregate principal amount of 5.875% Convertible

Notes due 2019 (the “2019 Notes”), the $300.0 million aggregate principal amount of 5.00% Public Notes due 2019 (the “5.00% 2019 Notes”), the $392.0 million aggregate principal amount of 4.75% Convertible Notes due 2020 (the “2020 Notes”), the $225.0 million aggregate principal amount of 4.95% Convertible Notes due 2022 (the “2022 Notes”), the $250.0 million aggregate principal amount of 5.875% Public Notes due 2023 (the “2023 Notes”) and the $199.3 million aggregate principal amount of 6.25% Public Notes due 2024 (the “2024 Notes”). As a result, the notes will be effectively subordinated to our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness and structurally subordinated to any existing and future liabilities and other indebtedness of our subsidiaries. Effective subordination means that in any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors. Structural subordination means that creditors of a parent entity are subordinate to creditors of a subsidiary entity with respect to the subsidiary’s assets. These liabilities may include indebtedness, trade payables, guarantees, lease obligations and letter of credit obligations. The notes do not restrict us or our subsidiaries from incurring indebtedness, including senior secured indebtedness in the future, nor do they limit the amount of indebtedness we can issue that is equal in right of payment to the notes. As of November 9, 2017, our credit facility was undrawn. Our credit facility is secured by certain of our assets and the indebtedness thereunder is therefore effectively senior to the notes to the extent of the value of such assets.
Each of the 2018 Notes, the 2019 Notes, the 5.00% 2019 Notes, the 2020 Notes, the 2022 Notes, the 2023 Notes and the 2024 Notes may be due prior to their maturities. We do not currently know whether we will be able to replace any of the 2018 Notes, the 2019 Notes, the 5.00% 2019 Notes, the 2020 Notes, the 2022 Notes, the 2023 Notes or the 2024 Notes upon their respective maturities, or if we do, whether we will be able to do so on terms that are as favorable as such notes. In the event that we are not able to replace the 2018 Notes, the 2019 Notes, the 5.00% 2019 Notes, the 2020 Notes, the 2022 Notes, the 2023 Notes or the 2024 Notes at the time of their respective maturities, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders, our ability to repay the notes and our ability to qualify as a regulated investment company, or “RIC.”
The indenture and supplemental indentures under which the notes will be issued will contain limited protection for holders of the notes.
The indenture and supplemental indentures (collectively, the “indenture”) under which the notes will be issued offer limited protection to holders of the notes. The terms of the indenture and the notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the notes. In particular, the terms of the indenture and the notes will not place any restrictions on our or our subsidiaries’ ability to:

•
issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions;

•	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the notes;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.
In addition, the indenture will not require us to offer to purchase the notes in connection with a change of control or any other event.
Furthermore, the terms of the indenture and the notes do not protect holders of the notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity other than certain limited restrictions on dividends and certain board structures or default provisions mandated by the 1940 Act.
Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the notes may have important consequences for you as a holder of the notes, including making it more difficult for us to satisfy our obligations with respect to the notes or negatively affecting the trading value of the notes.
Certain of our current debt instruments include more protections for their holders than the indenture and the notes. See in the accompanying prospectus “Risk Factors—Risks Relating to Our Business—The Notes present other risks to holders of our common stock, including the possibility that the Notes could discourage an acquisition of the Company by a third party and accounting uncertainty” and “—In addition to regulatory restrictions that restrict our ability to raise capital, our credit facility contains various covenants which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations.” In addition, other debt we issue or incur in the future could contain more protections for its holders than the indenture and the notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the notes.
We may choose to redeem notes when prevailing interest rates are relatively low.
If your notes will be redeemable at our option, we may choose to redeem your notes from time to time, especially when prevailing interest rates are lower than the rate borne by the notes. If prevailing rates are lower at the time of redemption, you would not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the interest rate on the notes being redeemed. Our redemption right also may adversely impact your ability to sell your notes as the optional redemption date or period approaches.
Survivor’s Option may be limited in amount.
We will have a discretionary right to limit the aggregate principal amount of notes subject to the Survivor’s Option that may be exercised in any calendar year to an amount equal to the greater of $2.0 million or 2% of the outstanding principal amount of all notes outstanding as of the end of the most recent calendar year. We also have the discretionary right to limit to $250,000 in any calendar year the aggregate principal amount of notes subject to the Survivor’s Option that may be exercised in such calendar year on behalf of any individual deceased beneficial owner of notes. Accordingly, no assurance can be given that exercise of the Survivor’s Option for the desired amount will be permitted in any single calendar year.
We cannot assure that a trading market for your notes will ever develop or be maintained.
In evaluating the notes, you should assume that you will be holding the notes until their stated maturity. The notes are a new issue of securities. We cannot assure you that a trading market for your notes will ever develop, be liquid or be maintained. Many factors independent of our creditworthiness affect the trading market for and market value of your notes. Those factors include, without limitation:

•	the method of calculating the principal and interest for the notes;

•	the time remaining to the stated maturity of the notes;

•	the outstanding amount of the notes;

•	the redemption or repayment features of the notes; and

•	the level, direction and volatility of interest rates generally.
There may be a limited number of buyers when you decide to sell your notes. This may affect the price you receive for your notes or your ability to sell your notes at all.
Your investment in the floating rate notes will involve certain risks not associated with an investment in conventional debt securities. You should consider carefully the following discussion of risks before you decide that an investment in the floating rate notes is suitable for you.
Floating rate notes present different investment considerations than fixed rate notes. For notes with only floating rates, the rate of interest paid by us on the notes for each applicable interest period is not fixed, but will vary depending on LIBOR and accordingly could be substantially less than the rates of interest we would pay on fixed rate notes of the same maturity. Additionally, the notes may change the interest rate or interest rate formula in relation to LIBOR at one or more points during the term of such notes (often referred to as a “step up” feature) or may switch from floating to fixed rate or from a fixed to a floating rate during the term of the notes. Consequently, the return on the notes may be less than returns otherwise payable on fixed rate debt securities issued by us with similar maturities whose interest rates cannot change. The variable interest rate on the notes, while determined, in part, by reference to LIBOR, may not actually pay at such rates. Furthermore, we have no control over any fluctuations in LIBOR.
If the relevant pricing supplement specifies a maximum rate, the interest rate for any interest period will be limited by the maximum rate. The maximum rate will limit the amount of interest you may receive for each such interest period, even if the fixed or floating rate component, as adjusted by any spread factor, if applicable, and/or a spread, if applicable, would have otherwise resulted in an interest rate greater than the maximum rate. As a result, if the interest rate for any interest period without taking into consideration the maximum rate would have been greater than the maximum rate, the notes will provide you less interest income than an investment in a similar instrument that is not subject to a maximum interest rate.
Our most recent NAV was calculated on September 30, 2017 and our NAV when calculated effective December 31, 2017 and thereafter may be higher or lower.
Our NAV per share is $9.12 as of September 30, 2017. NAV per share as of December 31, 2017 may be higher or lower than $9.12 based on potential changes in valuations, issuances of securities, repurchases of securities, dividends paid and earnings for the quarter then ended. Our Board of Directors has not yet determined the fair value of portfolio investments at any date subsequent to September 30, 2017. Our Board of Directors determines the fair value of our portfolio investments on a quarterly basis in connection with the preparation of quarterly financial statements and based on input from independent valuation firms, the Investment Adviser, the Administrator and the Audit Committee of our Board of Directors.
In addition to regulatory restrictions that restrict our ability to raise capital, our credit facility contains various covenants which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations.
The agreement governing our credit facility requires us to comply with certain financial and operational covenants. These covenants include:

•	restrictions on the level of indebtedness that we are permitted to incur in relation to the value of our assets;

•	restrictions on our ability to incur liens; and

•	maintenance of a minimum level of stockholders’ equity.

As of September 30, 2017, we were in compliance with these covenants. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. Accordingly, there are no assurances that we will continue to comply with the covenants in our credit facility. Failure to comply with these covenants would result in a default under this facility which, if we were unable to obtain a waiver from the lenders thereunder, could result in an acceleration of repayments under the facility and thereby have a material adverse impact on our business, financial condition and results of operations.
If we sell shares of our common stock or securities to subscribe for or are convertible into shares of our common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material.
At our 2016 annual meeting of stockholders held on December 2, 2016, our stockholders approved our ability, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, to sell shares of our common stock at any level of discount from net asset value per share during the 12 month period following December 2, 2016. The issuance or sale by us of shares of our common stock or securities to subscribe for or are convertible into shares of our common stock at a discount to net asset value poses a risk of dilution to our stockholders. In particular, stockholders who do not purchase additional shares of common stock at or below the discounted price in proportion to their current ownership will experience an immediate decrease in net asset value per share (as well as in the aggregate net asset value of their shares of common stock if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we experience in our assets, potential earning power and voting interests from such issuance or sale. In addition, such sales may adversely affect the price at which our common stock trades. We have sold shares of our common stock at prices below net asset value per share in the past and may do so to the future. We have not sold any shares of our common stock at prices below net asset value per share since December 3, 2014.

DESCRIPTION OF NOTES
The following description of the particular terms of the notes being offered supplements and, to the extent inconsistent with or otherwise specified in an applicable pricing supplement, replaces the description of the general terms and provisions of the debt securities set forth under the heading “Description of Our Debt Securities” in the accompanying prospectus. Unless otherwise specified in an applicable pricing supplement, the notes will have the terms described below. Capitalized terms used but not defined below have the meanings given to them in the accompanying prospectus and in the indenture relating to the notes.
The notes being offered by this prospectus supplement, the accompanying prospectus and the applicable pricing supplement will be issued under an indenture, dated as of February 16, 2012, as amended and as supplemented from time to time. U.S. Bank National Association was appointed as trustee, as successor to American Stock Transfer & Trust Company, LLC, pursuant to an Agreement of Resignation, Appointment and Acceptance dated as of March 9, 2012. The indenture is more fully described in the accompanying prospectus. The indenture does not limit the aggregate amount of debt securities that may be issued under it and provides that the debt securities may be issued under it from time to time in one or more series. The following statements are summaries of the material provisions of the indenture and the notes. These summaries do not purport to be complete and are qualified in their entirety by reference to the indenture, including for the definitions of certain terms. From time to time we may offer other debt securities either publicly or through private placement having maturities, interest rates, covenants and other terms that may differ materially from the terms of the notes described herein and in any pricing supplement.
The notes constitute a single series of debt securities for purposes of the indenture and are unlimited in aggregate principal amount under the terms of the indenture. Our board of directors has authorized the issuance and sale of the notes from time to time, up to an aggregate principal amount of $1.5 billion. As of November 9, 2017, $1.2 billion aggregate principal amount of notes has been issued. We have, from time to time, repurchased certain notes and, therefore, as of November 9, 2017, $838.9 million aggregate principal amount of notes were outstanding, including repurchases of $27.2 million with settlement on November 15, 2017 and repurchases of $9.0 million with settlement on December 15, 2017.
Notes issued in accordance with this prospectus supplement, the accompanying prospectus and the applicable pricing supplement will have the following general characteristics:

•	the notes will be our direct unsecured senior obligations and will rank equally with all of our other unsecured senior indebtedness from time to time outstanding;

•	the notes may be offered from time to time by us through the Purchasing Agent or the agents and each note will mature on a day that is at least 12 months from its date of original issuance;

•	each note may be issued with a fixed or floating interest rate; any floating interest rate will be based on LIBOR;

•	the notes will not be subject to any sinking fund; and

•	the minimum denomination of the notes will be $1,000 (unless otherwise stated in the pricing supplement).
In addition, the pricing supplement relating to each offering of notes will describe specific terms of the notes, including but not limited to:

•	the stated maturity;

•	the denomination of your notes;

•	the price at which we originally issue your notes, expressed as a percentage of the principal amount, and the original issue date;

•	whether your notes are fixed rate notes or floating rate notes;

•
if your notes are fixed rate notes, the annual rate at which your notes will bear interest, or the periodic rates in the case of notes that bear different rates at different times during the term of the notes, and the interest payment dates, if different from those stated below under “—Interest Rates—Fixed Rate Notes;”

•
if your notes are floating rate notes, the interest rate, spread or spread multiplier or initial base rate, maximum rate and/or minimum rate; if there is more than one spread to be applied at different times during the term of the notes for your interest rate, which spread during which periods applies to your notes; and the interest reset, determination, calculation and payment dates, all of which we describe under “—Interest Rates—Floating Rate Notes” below;

•
if applicable, the circumstances under which your notes may be redeemed at our option or repaid at the holder’s option before the stated maturity, including any redemption commencement date, repayment date(s), redemption price(s) and redemption period(s), all of which we describe under “—Redemption and Repayment” below;

•	whether the authorized representative of the holder of a beneficial interest in the notes will have the right to seek repayment upon the death of the holder as described under “—Survivor’s Option;”

•	any special U.S. federal income tax consequences of the purchase, ownership and disposition of the notes; and

•	any other significant terms of your notes, which could be different from those described in this prospectus supplement and the accompanying prospectus, but in no event inconsistent with the indenture.
We may at any time purchase notes at any price or prices in the open market or otherwise. Notes so purchased by us may, at our discretion, be held, resold or surrendered to the trustee for cancellation.
Types of Notes
We may issue either of the two types of notes described below. Notes may have elements of each of the two types of notes described below. For example, notes may bear interest at a fixed rate for some periods and at a floating rate in others.
Fixed Rate Notes.    Notes of this type will bear interest at one or more fixed rates described in your pricing supplement.
Fixed rate notes will bear interest from their original issue date or from the most recent date to which interest on the notes has been paid or made available for payment. Interest will accrue on the principal of fixed rate notes at the fixed rate or rates per annum stated in your pricing supplement during the applicable time periods as stated in your pricing supplement, until the principal is paid or made available for payment. Each payment of interest due on an interest payment date or the maturity will include interest accrued from and including the last date to which interest has been paid, or made available for payment, or from the issue date if none has been paid or made available for payment, to but excluding the interest payment date or maturity. We will compute interest on fixed rate notes on the basis of a 360-day year of twelve 30-day months (the 30/360 (ISDA) day count convention) unless your pricing supplement provides that we will compute interest on a different basis. We will pay interest on each interest payment date and at maturity as described below under “—Payments of Principal and Interest.” Notes may be offered that switch from a fixed rate to a floating rate or from a floating rate to a fixed rate during the term of the notes.
Floating Rate Notes.    Notes of this type will bear interest at rates that are determined by reference to an interest rate formula based on LIBOR. In some cases, the rates may also be adjusted by adding or subtracting a spread in relation to LIBOR or multiplying by a spread multiplier and may be subject to a minimum rate and/or a maximum rate. The various interest rate formulas and these other features are described below in “—Interest Rates—Floating Rate Notes.” If your notes are floating rate notes, the formula and any adjustments that apply to the interest rate will be specified in your pricing supplement.
Floating rate notes will bear interest from their original issue date or from the most recent date to which interest on the notes has been paid or made available for payment. Interest will accrue on the principal of floating rate notes at a rate per annum determined according to the interest rate formula stated in your pricing supplement during the applicable interest rate periods as stated in your pricing supplement, until the principal is paid or made available for payment. We will pay interest on each interest payment date and at maturity as described below “—Payments of Principal and Interest.” Notes may be offered that switch from a fixed rate to a floating rate or from a floating rate to a fixed rate during the term of the notes.
Interest Rates
This subsection describes the different kinds of interest rates that may apply to your notes, as specified in your pricing supplement.
Fixed Rate Notes.    Fixed rate notes will bear interest from their original issue date or from the most recent date to which interest on the notes has been paid or made available for payment. Interest will accrue on the principal of fixed rate notes at the fixed yearly rate or rates stated in your pricing supplement during the applicable time periods as stated in your pricing supplement, until the principal is paid or made available for payment. Your pricing supplement will describe the interest periods and relevant interest payment dates on which interest on fixed rate notes will be payable. Each payment of interest due on an interest payment date or the maturity will include interest accrued from and including the last date to which interest has been paid, or made available for payment, or from the issue date if none has been paid or made available for payment, to but excluding the interest payment date or the maturity. We will compute interest on fixed rate notes on the basis of a 360-day year of twelve 30-day months (the 30/360 (ISDA) day count convention), unless your pricing supplement provides that we will compute interest on a different basis. We will pay interest on each interest payment date and at maturity as described below under “—Payments of Principal and Interest.”
Floating Rate Notes.    Floating rate notes will bear interest at rates that are determined by reference to an interest rate formula based on LIBOR. In some cases, the rates may also be adjusted by adding or subtracting a spread in relation to LIBOR or multiplying by a spread multiplier and may be subject to a minimum rate and/or a maximum rate. If your note is a floating rate note, the formula and any adjustments that apply to the interest rate will be specified in your pricing supplement.
Each floating rate note will bear interest from its original issue date or from the most recent date to which interest on the note has been paid or made available for payment. Interest will accrue on the principal of a floating rate note at a rate per annum determined according to the interest rate formula stated in the pricing supplement during the applicable interest rate period specified in your pricing supplement, until the principal is paid or made available for payment. We will pay interest on each interest payment date and at maturity as described below under “—Payment of Principal and Interest.”
In addition, the following will apply to floating rate notes.
Initial Base Rate
Unless otherwise specified in your pricing supplement, for floating rate notes, the initial base rate will be the applicable LIBOR base rate in effect from and including the original issue date to but excluding the initial interest reset date. We will specify the initial LIBOR base rate in your pricing supplement.
Spread or Spread Multiplier
In some cases, the base rate for floating rate notes may be adjusted:

•	by adding or subtracting a specified number of basis points, called the spread, with one basis point being 0.01%; or

•	by multiplying the base rate by a specified percentage, called the spread multiplier.
If you purchase floating rate notes, your pricing supplement will specify whether a spread or spread multiplier will apply to your notes and, if so, the amount of the applicable spread or spread multiplier and any increases or decreases in the spread or spread multiplier during the term of your notes.
Maximum and Minimum Rates
The actual interest rate, after being adjusted by the spread or spread multiplier, may also be subject to either or both of the following limits:

•	a maximum rate—i.e., a specified upper limit that the actual interest rate in effect at any time may not exceed; and/or

•	a minimum rate—i.e., a specified lower limit that the actual interest rate in effect at any time may not fall below.
If you purchase floating rate notes, your pricing supplement will specify whether a maximum rate and/or minimum rate will apply to your notes and, if so, what those rates are.
Whether or not a maximum rate applies, the interest rate on floating rate notes will in no event be higher than the maximum rate permitted by New York law, as it may be modified by U.S. law of general application. Under current New York law, the maximum rate of interest, with some exceptions, for any loan in an amount less than $250,000 is 16% and for any loan in the amount of $250,000 or more but less than $2,500,000 is 25%, per year on a simple interest basis. These limits do not apply to loans of $2,500,000 or more.
The rest of this subsection describes how the interest rate and the interest payment dates will be determined, and how interest will be calculated, on floating rate notes.
Interest Reset Dates
Except as otherwise specified in your pricing supplement, the rate of interest on floating rate notes will be reset, by the calculation agent described below, daily, weekly, monthly, quarterly, semi-annually or annually (each, an “interest reset period”). The date on which the interest rate resets and the reset rate becomes effective is called the interest reset date. Except as otherwise specified in your pricing supplement, the interest reset date will be as follows:

•	for floating rate notes that reset daily, each London business day (as defined below);

•	for floating rate notes that reset weekly, the Wednesday of each week;

•	for floating rate notes that reset monthly, the third Wednesday of each month;

•	for floating rate notes that reset quarterly, the third Wednesday of each of four months of each year as specified in your pricing supplement;

•	for floating rate notes that reset semi-annually, the third Wednesday of each of two months of each year as specified in your pricing supplement; and

•	for floating rate notes that reset annually, the third Wednesday of one month of each year as specified in your pricing supplement.
For floating rate notes, the interest rate in effect on any particular day will be the interest rate determined with respect to the latest interest reset date that occurs on or before that day. There are several exceptions, however, to the reset provisions described above.
Interest reset dates are subject to adjustment, as described below under “—Business Day Conventions.”

The base rate in effect from and including the original issue date to but excluding the first interest reset date will be the initial base rate. For floating rate notes that reset daily or weekly, the base rate in effect for each day following the fifth business day before an interest payment date to, but excluding, the interest payment date, and for each day following the fifth business day before the maturity to, but excluding, the maturity, will be the base rate in effect on that fifth business day.
Interest Determination Dates
The interest rate that takes effect on an interest reset date will be determined by the calculation agent for the LIBOR base rates by reference to a particular date called an interest determination date. Except as otherwise specified in your pricing supplement, the interest determination date relating to a particular interest reset date will be the second London business day preceding the interest reset date. We refer to an interest determination date for LIBOR notes as a LIBOR interest determination date.
Interest Calculation Date
The interest rate that takes effect on a particular interest reset date will be determined by reference to the corresponding interest determination date or interest reset date, as applicable. For some notes, however, the calculation agent will set the rate on a day no later than the corresponding interest calculation date. Unless otherwise specified in your pricing supplement, the interest calculation date for rates to which a calculation date applies will be the business day immediately preceding the date on which interest will next be paid (on an interest payment date or the maturity, as the case may be). The calculation agent need not wait until the relevant interest calculation date to determine the interest rate if the rate information it needs to make the determination is available from the relevant sources sooner.
Interest Rate Calculations
Interest payable on floating rate notes for any particular interest period will be calculated as described below using an interest factor, expressed as a decimal, applicable to each day during the applicable interest period, unless otherwise specified in your pricing supplement.
Calculations relating to floating rate notes will be made by the calculation agent, an institution that we appoint as our agent for this purpose. We have initially appointed U.S. Bank National Association as our calculation agent for any floating rate notes. We may specify a different calculation agent in your pricing supplement. The applicable pricing supplement for your floating rate note will name the institution that we have appointed to act as the calculation agent for that note as of its original issue date. We may appoint a different institution to serve as calculation agent from time to time after the original issue date of your floating rate note without your consent and without notifying you of the change. Absent manifest error, all determinations of the calculation agent will be final and binding on you and us, without any liability on the part of the calculation agent.
For floating rate notes, the calculation agent will determine, on the corresponding interest calculation date or interest determination date, as described below, the interest rate that takes effect on each interest reset date. In addition, the calculation agent will calculate the amount of interest that has accrued during each interest period—i.e., the period from and including the original issue date, or the last date to which interest has accrued (which may be the interest payment date or any interest reset date in accordance with the business day convention), to but excluding the next date to which interest will accrue (which may be the interest payment date or any interest reset date in accordance with the business day convention). For each interest period, the calculation agent will calculate the amount of accrued interest by multiplying the face amount of the floating rate note by an accrued interest factor for the interest period. Such accrued interest rate factor is determined by multiplying the applicable interest rate for the period by the day count fraction. The day count fraction will be determined in accordance with the 30/360 (ISDA) day count convention, where the number of days in the interest period in respect of which payment is being made is divided by 360, calculated on a formula basis as follows:
where:
“Y1” is the year, expressed as a number, in which the first day of the interest period falls;
“Y2” is the year, expressed as a number, in which the day immediately following the last day included in the interest period falls;
“M1” is the calendar month, expressed as a number, in which the first day of the interest period falls;
“M2” is the calendar month, expressed as a number, in which the day immediately following the last day included in the interest period falls;

“D1” is the first calendar day, expressed as a number, of the interest period, unless such number would be 31, in which case D1 will be 30; and
“D2” is the calendar day, expressed as a number, immediately following the last day included in the interest period, unless such number would be 31 and D1 is greater than 29, in which case D2 will be 30.
Upon the request of the holder of any floating rate note, the calculation agent will provide the interest rate then in effect, and, if determined, the interest rate that will become effective on the next interest reset date with respect to such floating rate note.
All percentages resulting from any calculation relating to any note will be rounded upward or downward, as appropriate, to the next higher or lower one hundred-thousandth of a percentage point, e.g., 9.876541% (or .09876541) being rounded down to 9.87654% (or .0987654) and 9.876545% (or .09876545) being rounded up to 9.87655% (or .0987655). All amounts used in or resulting from any calculation relating to any note will be rounded upward or downward to the nearest cent.
Sources and Corrections
If we refer to a rate as set forth on a display page, other published source, information vendor or other vendor officially designated by the sponsor of that rate, if there is a successor source for the display page, other published source, information vendor or other official vendor, we refer to that successor source as applicable as determined by the calculation agent. When we refer to a particular heading or headings on any of those sources, those references include any successor or replacement heading or headings as determined by the calculation agent.
If the applicable rate is based on information obtained from a Reuters screen, that rate will be subject to the corrections, if any, published on that Reuters screen within one hour of the time that rate was first displayed on such source.
LIBOR Calculation
LIBOR, with respect to the base rate and any interest reset date, will be the London interbank offered rate for deposits in U.S. dollars for the index maturity specified in your pricing supplement, appearing on the Reuters screen LIBOR page as of approximately 11:00 A.M., London time, on the relevant LIBOR interest determination date.

•
If the rate described above does not so appear on the Reuters screen LIBOR page, then LIBOR will be determined on the basis of the rates at which deposits in U.S. dollars are offered by four major banks in the London interbank market selected by the calculation agent at approximately 11:00 A.M., London time, on the relevant LIBOR interest determination date, to prime banks in the London interbank market for a period of the specified index maturity, beginning on the relevant interest reset date, and in a representative amount. The calculation agent will request the principal London office of each of these major banks to provide a quotation of its rate. If at least two quotations are provided, LIBOR for the relevant interest reset date will be the arithmetic mean of the quotations.

•
If fewer than two of the requested quotations described above are provided, LIBOR for the relevant interest reset date will be the arithmetic mean of the rates quoted by major banks in New York City selected by the calculation agent, at approximately 11:00 A.M., New York City time (or the time in the relevant principal financial center), on the relevant interest reset date, for loans in U.S. dollars (or the index currency) to leading European banks for a period of the specified index maturity, beginning on the relevant interest reset date, and in a representative amount.

•
If no quotation is provided as described in the preceding paragraph, then the calculation agent, after consulting such sources as it deems comparable to any of the foregoing quotations or display page, or any such source as it deems reasonable from which to estimate LIBOR or any of the foregoing lending rates, shall determine LIBOR for that interest reset date in its sole discretion.

•	For the purpose of this section, we define the term “index maturity” as the interest rate period of LIBOR on which the interest rate formula is based as specified in your pricing supplement.
In all cases, if the stated maturity or any earlier redemption date or repayment date with respect to any note falls on a day that is not a business day, any payment of principal, premium, if any, and interest otherwise due on such day will be made on the next succeeding business day, and no interest on such payment shall accrue for the period from and after such stated maturity, redemption date or repayment date, as the case may be.
Business Days
The term “London business day” will apply to your floating rate notes, as specified in your pricing supplement, and it means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in London generally are authorized or obligated by law, regulation or executive order to close and is also a day on which dealings in the applicable index currency are transacted in the London interbank market.

Business Day Convention
The business day convention that will apply to your notes is the “following business day convention.” The “following business day convention” means, for any interest payment date or interest reset date, other than the maturity, if such date would otherwise fall on a day that is not a business day, then such date will be postponed to the next day that is a business day.
Payment of Principal and Interest
Principal of and interest on beneficial interests in the notes will be made in accordance with the arrangements then in place between the paying agent and The Depository Trust Company (referred to as “DTC”) and its participants as described under “Registration and Settlement—The Depository Trust Company.” Payments in respect of any notes in certificated form will be made as described under “Registration and Settlement—Registration, Transfer and Payment of Certificated Notes.”
Interest on each note will be payable either monthly, quarterly, semi-annually or annually on each interest payment date and at the note’s stated maturity or on the date of redemption or repayment if a note is redeemed or repaid prior to maturity. Interest is payable to the person in whose name a note is registered at the close of business on the regular record date before each interest payment date. Interest due at a note’s stated maturity or on a date of redemption or repayment will be payable to the person to whom principal is payable.
We will pay any administrative costs imposed by banks in connection with making payments in immediately available funds, but any tax, assessment or governmental charge imposed upon any payments on a note, including, without limitation, any withholding tax, is the responsibility of the holders of beneficial interests in the note in respect of which such payments are made.
Payment and Record Dates for Interest
Interest on the notes will be paid as follows:

Interest Payment Frequency	Interest Payment Dates
Monthly	Fifteenth day of each calendar month, beginning in the first calendar month following the month the note was issued.
Quarterly	Fifteenth day of every third month, beginning in the third calendar month following the month the note was issued.
Semi-annually	Fifteenth day of every sixth month, beginning in the sixth calendar month following the month the note was issued.
Annually	Fifteenth day of every twelfth month, beginning in the twelfth calendar month following the month the note was issued.
The regular record date for any interest payment date will be the first day of the calendar month in which the interest payment date occurs, except that the regular record date for interest due on the note’s stated maturity date or date of earlier redemption or repayment will be that particular date. For the purpose of determining the holder at the close of business on a regular record date when business is not being conducted, the close of business will mean 5:00 P.M., New York City time, on that day.
Interest on a note will be payable beginning on the first interest payment date after its date of original issuance to holders of record on the corresponding regular record date.
“Business day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in The City of New York.
Redemption and Repayment
Unless we otherwise provide in the applicable pricing supplement, a note will not be redeemable or repayable prior to its stated maturity date.
If the pricing supplement states that the note will be redeemable at our option prior to its stated maturity date, then on such date or dates specified in the pricing supplement, we may redeem those notes at our option either in whole or from time to time in part, upon not less than five nor more than 60 days’ written notice to the holder of those notes.
If the pricing supplement states that your note will be repayable at your option prior to its stated maturity date, we will require receipt of notice of the request for repayment at least 30 but not more than 60 days prior to the date or dates specified in the pricing supplement. We also must receive the completed form entitled “Option to Elect Repayment.” Exercise of the repayment option by the holder of a note is irrevocable.
Since the notes will be represented by a global note, DTC or its nominee will be treated as the holder of the notes; therefore DTC or its nominee will be the only entity that receives notices of redemption of notes from us, in the case of our redemption of notes, and will be the only entity that can exercise the right to repayment of notes, in the case of optional repayment. See “Registration and Settlement.”
To ensure that DTC or its nominee will timely exercise a right to repayment with respect to a particular beneficial interest in a note, the beneficial owner of the interest in that note must instruct the broker or other direct or indirect participant through which it holds the beneficial interest to notify DTC or its nominee of its desire to exercise a right to repayment. Because different firms have different cut-off times for accepting instructions from their customers, each beneficial owner should consult the broker or other direct or indirect participant through which it holds an interest in a note to determine the cut-off time by which the instruction must be given for timely notice to be delivered to DTC or its nominee. Conveyance of notices and other communications by DTC or its nominee to participants, by participants to indirect participants and by participants and indirect participants to beneficial owners of the notes will be governed by agreements among them and any applicable statutory or regulatory requirements.
The redemption of a note normally will occur on a specified interest payment date and any business day thereafter following receipt of a valid notice. The repayment of a note normally will occur on the interest payment date or dates following receipt of a valid notice. Unless otherwise specified in the pricing supplement, the redemption or repayment price will equal 100% of the principal amount of the note plus unpaid interest accrued to the date or dates of redemption or repayment.
We may at any time purchase notes at any price or prices in the open market or otherwise. We may also purchase notes otherwise tendered for repayment by a holder or tendered by a holder’s duly authorized representative through exercise of the Survivor’s Option described below. If we purchase the notes in this manner, we have the discretion to either hold, resell or surrender the notes to the trustee for cancellation.
Survivor’s Option
The “Survivor’s Option” is a provision in a note pursuant to which we agree to repay that note, if requested by the authorized representative of the beneficial owner of that note, following the death of the beneficial owner of the note, so long as the note was owned by that beneficial owner or the estate of that beneficial owner at least six months prior to the request. The pricing supplement relating to each offering of notes will state whether the Survivor’s Option applies to those notes.
If a note is entitled to a Survivor’s Option, upon the valid exercise of the Survivor’s Option and the proper tender of that note for repayment, we will, at our option, repay or repurchase that note, in whole or in part, at a price equal to 100% of the principal amount of the deceased beneficial owner’s interest in that note plus unpaid interest accrued to the date of repayment.
To be valid, the Survivor’s Option must be exercised by or on behalf of the person who has authority to act on behalf of the deceased beneficial owner of the note (including, without limitation, the personal representative or executor of the deceased beneficial owner or the surviving joint owner with the deceased beneficial owner) under the laws of the applicable jurisdiction.
The death of a person holding a beneficial ownership interest in a note as a joint tenant or tenant by the entirety with another person, or as a tenant in common with the deceased holder’s spouse, will be deemed the death of a beneficial owner of that note, and the entire principal amount of the note so held will be subject to repayment by us upon request. However, the death of a person holding a beneficial ownership interest in a note as tenant in common with a person other than such deceased holder’s spouse will be deemed the death of a beneficial owner only with respect to such deceased person’s interest in the note.
The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in a note will be deemed the death of the beneficial owner of that note for purposes of the Survivor’s Option, regardless of whether that beneficial owner was the registered holder of that note, if entitlement to those interests can be established to the satisfaction of the trustee. A beneficial ownership interest will be deemed to exist in typical cases of nominee ownership, ownership under the Uniform Transfers to Minors Act or Uniform Gifts to Minors Act, community property or other joint ownership arrangements between a husband and wife. In addition, a beneficial ownership interest will be deemed to exist in custodial and trust arrangements where one person has all of the beneficial ownership interests in the applicable note during his or her lifetime.
We have the discretionary right to limit the aggregate principal amount of notes as to which exercises of the Survivor’s Option shall be accepted by us from authorized representatives of all deceased beneficial owners in any calendar year to an amount equal to the greater of $2,000,000 or 2% of the principal amount of all notes outstanding as of the end of the most recent calendar year. We also have the discretionary right to limit to $250,000 in any calendar year the aggregate principal amount of notes as to which exercises of the Survivor’s Option shall be accepted by us from the authorized representative of any individual deceased beneficial owner of notes in such calendar year. In addition, we will not permit the exercise of the Survivor’s Option except in principal amounts of $1,000 and multiples of $1,000.
An otherwise valid election to exercise the Survivor’s Option may not be withdrawn. Each election to exercise the Survivor’s Option will be accepted in the order that elections are received by the trustee, except for any note the acceptance of which would contravene any of the limitations described in the preceding paragraph. Notes accepted for repayment through the exercise of the Survivor’s Option normally will be repaid on the first interest payment date that occurs 20 or more calendar days after the date of the acceptance. For example, if the acceptance date of a note tendered through a valid exercise of the Survivor’s Option is September 1, 2017, and interest on that note is paid monthly, we would normally, at our option, repay that note on the interest payment date occurring on October 15, 2017, because the September 15, 2017 interest payment date would occur less than 20 days from the date of acceptance. Each tendered note that is not accepted in any calendar year due to the application of any of the limitations described in the preceding paragraph will be deemed to be tendered in the following calendar year in the order in which all such notes were originally tendered. If a note tendered through a valid exercise of the Survivor’s Option is not accepted, the trustee will deliver a notice by first-class mail to the registered holder, at that holder’s last known address as indicated in the note register, that states the reason that note has not been accepted for repayment.
With respect to notes represented by a global note, DTC or its nominee is treated as the holder of the notes and will be the only entity that can exercise the Survivor’s Option for such notes. To obtain repayment pursuant to exercise of the Survivor’s Option for a note, the deceased beneficial owner’s authorized representative must provide the following items to the broker or other entity through which the beneficial interest in the note is held by the deceased beneficial owner:

•	a written instruction to such broker or other entity to notify DTC of the authorized representative’s desire to obtain repayment pursuant to exercise of the Survivor’s Option;

•
appropriate evidence satisfactory to the trustee (a) that the deceased was the beneficial owner of the note at the time of death and his or her interest in the note was owned by the deceased beneficial owner or his or her estate at least six months prior to the request for repayment, (b) that the death of the beneficial owner has occurred, (c) of the date of death of the beneficial owner, and (d) that the representative has authority to act on behalf of the beneficial owner;

•
if the interest in the note is held by a nominee of the deceased beneficial owner, a certificate satisfactory to the trustee from the nominee attesting to the deceased’s beneficial ownership of such note;

•
written request for repayment signed by the authorized representative of the deceased beneficial owner with the signature guaranteed by a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc. or a commercial bank or trust company having an office or correspondent in the United States;

•	if applicable, a properly executed assignment or endorsement;

•
tax waivers and any other instruments or documents that the trustee reasonably requires in order to establish the validity of the beneficial ownership of the note and the claimant’s entitlement to payment; and

•
any additional information the trustee reasonably requires to evidence satisfaction of any conditions to the exercise of the Survivor’s Option or to document beneficial ownership or authority to make the election and to cause the repayment of the note.

In turn, the broker or other entity will deliver each of these items to the trustee, together with evidence satisfactory to the trustee from the broker or other entity stating that it represents the deceased beneficial owner.
The death of a person owning a note in joint tenancy or tenancy by the entirety with another or others shall be deemed the death of the holder of the note, and the entire principal amount of the note so held shall be subject to repayment, together with interest accrued thereon to the repayment date. The death of a person owning a note by tenancy in common shall be deemed the death of a holder of a note only with respect to the deceased holder’s interest in the note so held by tenancy in common; except that in the event a note is held by husband and wife as tenants in common, the death of either shall be deemed the death of the holder of the note, and the entire principal amount of the note so held shall be subject to repayment. The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial interests of ownership of a note, shall be deemed the death of the holder thereof for purposes of this provision, regardless of the registered holder, if such beneficial interest can be established to the satisfaction of the trustee and us. Such beneficial interest shall be deemed to exist in typical cases of nominee ownership, ownership under the Uniform Gifts to Minors Act, the Uniform Transfers to Minors Act, community property or other joint ownership arrangements between a husband and wife and trust arrangements where one person has substantially all of the beneficial ownership interest in the note during his or her lifetime.
We retain the right to limit the aggregate principal amount of notes as to which exercises of the Survivor’s Option applicable to the notes will be accepted in any one calendar year as described above. All other questions regarding the eligibility or validity of any exercise of the Survivor’s Option will be determined by the trustee, in its sole discretion, which determination will be final and binding on all parties.
The broker or other entity will be responsible for disbursing payments received from the trustee to the authorized representative. See “Registration and Settlement.”
Forms for the exercise of the Survivor’s Option may be obtained from the Trustee at 100 Wall Street, Suite 1600, New York, NY 10005, Attention: General Counsel.
If applicable, we will comply with the requirements of Section 14(e) of the Exchange Act, and the rules promulgated thereunder, and any other securities laws or regulations in connection with any repayment of notes at the option of the registered holders or beneficial owners thereof.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS
(All figures in this item are in thousands except share, per share and other data.)
References herein to “we,” “us” or “our” refer to Prospect Capital Corporation and its subsidiary unless the context specifically requires otherwise.
The following discussion should be read in conjunction with the consolidated financial statements and notes thereto appearing elsewhere in this prospectus supplement and accompanying prospectus. Historical results set forth are not necessarily indicative of our future financial position and results of operations.
Overview
The terms “Prospect,” “we,” “us” and “our” mean Prospect Capital Corporation and its subsidiaries unless the context specifically requires otherwise.

Prospect is a financial services company that primarily lends to and invests in middle market privately-held companies. We are a closed-end investment company incorporated in Maryland. We have elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). As a BDC, we have elected to be treated as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). We were organized on April 13, 2004 and were funded in an initial public offering completed on July 27, 2004.

On May 15, 2007, we formed a wholly-owned subsidiary Prospect Capital Funding LLC (“PCF”), a Delaware limited liability company and a bankruptcy remote special purpose entity, which holds certain of our portfolio loan investments that are used as collateral for the revolving credit facility at PCF. Our wholly-owned subsidiary Prospect Small Business Lending, LLC (“PSBL”) was formed on January 27, 2014 and purchases small business whole loans on a recurring basis from online small business loan originators, including On Deck Capital, Inc. (“OnDeck”). On September 30, 2014, we formed a wholly-owned subsidiary Prospect Yield Corporation, LLC (“PYC”) and effective October 23, 2014, PYC holds our investments in collateralized loan obligations (“CLOs”). Each of these subsidiaries have been consolidated since operations commenced.
We consolidate certain of our wholly-owned and substantially wholly-owned holding companies formed by us in order to facilitate our investment strategy. The following companies are included in our consolidated financial statements:; APH Property Holdings, LLC (“APH”); Arctic Oilfield Equipment USA, Inc.; CCPI Holdings Inc.; CP Holdings of Delaware LLC (“CP Holdings”); Credit Central Holdings of Delaware, LLC; Energy Solutions Holdings Inc.; First Tower Holdings of Delaware LLC (“First Tower Delaware”); Harbortouch Holdings of Delaware Inc.; MITY Holdings of Delaware Inc.; Nationwide Acceptance Holdings LLC; NMMB Holdings, Inc. (“NMMB Holdings”); NPH Property Holdings, LLC (“NPH”); STI Holding, Inc.; UPH Property Holdings, LLC (“UPH”); Valley Electric Holdings I, Inc.; Valley Electric Holdings II, Inc.; and Wolf Energy Holdings Inc. (“Wolf Energy Holdings”). On October 10, 2014, concurrent with the sale of the operating company, our ownership increased to 100% of the outstanding equity of ARRM Services, Inc. which was renamed SB Forging Company, Inc. (“SB Forging”). As such, we began consolidating SB Forging on October 11, 2014. Effective May 23, 2016, in connection with the merger of American Property REIT Corp. (“APRC”) and United Property REIT Corp. (“UPRC”) with and into National Property REIT Corp. (“NPRC”), APH and UPH merged with and into NPH, and were dissolved. We collectively refer to these entities as the “Consolidated Holding Companies.”
We are externally managed by our investment adviser, Prospect Capital Management L.P. (“Prospect Capital Management” or the “Investment Adviser”). Prospect Administration LLC (“Prospect Administration”), a wholly-owned subsidiary of the Investment Adviser, provides administrative services and facilities necessary for us to operate.
Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We invest primarily in senior and subordinated debt and equity of private companies in need of capital for acquisitions, divestitures, growth, development, recapitalizations and other purposes. We work with the management teams or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro-forma cash flows.
We currently have nine strategies that guide our origination of investment opportunities: (1) lending to companies controlled by private equity sponsors, (2) lending to companies not controlled by private equity sponsors, (3) purchasing controlling equity positions and lending to operating companies, (4) purchasing controlling equity positions and lending to financial services companies, (5) purchasing controlling equity positions and lending to real estate companies, (6) purchasing controlling equity positions and lending to aircraft leasing companies, (7) investing in structured credit, (8) investing in non-agented debt and (9) investing in online loans. We may also invest in other strategies and opportunities from time to time that we view as attractive.

We continue to evaluate other origination strategies in the ordinary course of business with no specific top-down allocation to any single origination strategy.
Lending to Companies Controlled by Private Equity Sponsors - We make agented loans to companies which are controlled by private equity sponsors. This debt can take the form of first lien, second lien, unitranche or unsecured loans. These loans typically have equity subordinate to our loan position. Historically, this strategy has comprised approximately 40%-60% of our portfolio.
Lending to Companies not Controlled by Private Equity Sponsors - We make loans to companies which are not controlled by private equity sponsors, such as companies that are controlled by the management team, the founder, a family or public shareholders. This origination strategy may have less competition to provide debt financing than the private-equity-sponsor origination strategy because such company financing needs are not easily addressed by banks and often require more diligence preparation. This origination strategy can result in investments with higher returns or lower leverage than the private-equity-sponsor origination strategy. Historically, this strategy has comprised up to approximately 15% of our portfolio.
Purchasing Controlling Equity Positions and Lending to Operating Companies - This strategy involves purchasing yield-producing debt and controlling equity positions in non-financial-services operating companies. We believe that we can provide enhanced certainty of closure and liquidity to sellers and we look for management to continue on in their current roles. This strategy has comprised approximately 5%-15% of our portfolio.
Purchasing Controlling Equity Positions and Lending to Financial Services Companies - This strategy involves purchasing yield-producing debt and control equity investments in financial services companies, including consumer direct lending, sub-prime auto lending and other strategies. These investments are often structured in tax-efficient partnerships, enhancing returns. This strategy has comprised approximately 5%-15% of our portfolio.
Purchasing Controlling Equity Positions and Lending to Real Estate Companies - We purchase debt and controlling equity positions in tax-efficient real estate investment trusts (“REIT” or “REITs”). NPRC’s, an operating company and the surviving entity of the May 23, 2016 merger with APRC and UPRC, real estate investments are in various classes of developed and occupied real estate properties that generate current yields, including multi-family properties, student housing, and self-storage. NPRC seeks to identify properties that have historically significant occupancy rates and recurring cash flow generation. NPRC generally co-invests with established and experienced property management teams that manage such properties after acquisition. Additionally, NPRC purchases loans originated by certain consumer loan facilitators. It generally purchases each loan in its entirety (i.e., a “whole loan”). The borrowers are consumers, and the loans are typically serviced by the facilitators of the loans. This investment strategy has comprised approximately 10%-20% of our business.
Purchasing Controlling Equity Positions and Lending to Aircraft Leasing Companies - We invest in debt as well as equity in companies with aircraft assets subject to commercial leases to airlines across the globe. We believe that these investments can present attractive return opportunities due to cash flow consistency from long-term leases coupled with hard asset residual value. We believe that these investment companies seek to deliver risk-adjusted returns with strong downside protection by analyzing relative value characteristics across a variety of aircraft types and vintages. This strategy historically has comprised less than 5% of our portfolio.
Investing in Structured Credit - We make investments in CLOs, often taking a significant position in the subordinated interests (equity) of the CLOs. The underlying portfolio of each CLO investment is diversified across approximately 100 to 200 broadly syndicated loans and does not have direct exposure to real estate, mortgages, or consumer-based credit assets. The CLOs in which we invest are managed by established collateral management teams with many years of experience in the industry. This strategy has comprised approximately 10%-20% of our portfolio.
Investing in Non-Agented Debt - On a primary or secondary basis, we purchase primarily senior and secured loans and high yield bonds that have been sold to a club or syndicate of buyers. These investments are often purchased with a long term, buy-and-hold outlook, and we often look to provide significant input to the transaction by providing anchoring orders. This strategy has comprised approximately 5%-10% of our portfolio.
Investing in Online Loans - We purchase loans originated by certain small-and-medium-sized business (“SME”) loan facilitators. We generally purchase each loan in its entirety (i.e., a “whole loan”). The borrowers are SMEs and the loans are typically serviced by the facilitators of the loans. This investment strategy has comprised up to approximately 1% of our portfolio.

We invest primarily in first and second lien secured loans and unsecured debt, which in some cases includes an equity component. First and second lien secured loans generally are senior debt instruments that rank ahead of unsecured debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Our investments in CLOs are subordinated to senior loans and are generally unsecured. We invest in debt and equity positions of CLOs which are a form of securitization in which the cash flows of a portfolio of loans are pooled and passed on to different classes of owners in various tranches. Our CLO investments are derived from portfolios of corporate debt securities which are generally risk rated from BB to B.
We hold many of our control investments in a two-tier structure consisting of a holding company and one or more related operating companies for tax purposes. These holding companies serve various business purposes including concentration of management teams, optimization of third party borrowing costs, improvement of supplier, customer, and insurance terms, and enhancement of co-investments by the management teams. In these cases, our investment, which is generally equity in the holding company, the holding company’s equity investment in the operating company and any debt from us directly to the operating company structure represents our total exposure for the investment. As of September 30, 2017, as shown in our Consolidated Schedule of Investments, the cost basis and fair value of our investments in controlled companies was $1,861,230 and $1,933,366, respectively. This structure gives rise to several of the risks described in our public documents and highlighted elsewhere in this prospectus supplement and the accompanying prospectus. We consolidate all wholly-owned and substantially wholly-owned holding companies formed by us for the purpose of holding our controlled investments in operating companies. There is no significant effect of consolidating these holding companies as they hold minimal assets other than their investments in the controlled operating companies. Investment company accounting prohibits the consolidation of any operating companies.
First Quarter Highlights
Investment Transactions
We seek to be a long-term investor with our portfolio companies. During the three months ended September 30, 2017, we acquired $84,955 of new investments, completed follow-on investments in existing portfolio companies totaling approximately $132,366, funded $2,850 of revolver advances, and recorded paid in kind (“PIK”) interest of $1,980, resulting in gross investment originations of $222,151. During the three months ended September 30, 2017, we received full repayments on five investments and received several partial prepayments and amortization payments totaling $310,894.
Debt Issuances and Redemptions
During the three months ended September 30, 2017, we redeemed $89,980 aggregate principal amount of our Prospect Capital InterNotes® at par with a weighted average interest rate of 4.91%, and issued $27,402 aggregate principal amount of Prospect Capital InterNotes® with a stated and weighted average interest rate of 4.57%, to extend our borrowing base. The newly issued notes mature between July 15, 2022 and September 15, 2025 and generated net proceeds of $26,996.
During the three months ended September 30, 2017, we repaid $1,884 aggregate principal amount of Prospect Capital InterNotes® at par in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. As a result of these transactions, we recorded a loss in the amount of the unamortized debt issuance costs. The net loss on the extinguishment of Prospect Capital InterNotes® in the three months ended September 30, 2017 was $445.
Equity Issuances
On July 20, 2017, August 24, 2017, and September 21, 2017, we issued 66,881, 77,948, and 88,660 shares of our common stock in connection with the dividend reinvestment plan, respectively.
Investment Holdings
As of September 30, 2017, we continue to pursue our investment strategy. At September 30, 2017, approximately $5,687,117, or 173.0%, of our net assets are invested in 120 long-term portfolio investments and CLOs.
During the three months ended September 30, 2017, we originated $222,151 of new investments, primarily composed of $185,273 of debt and equity financing to non-controlled portfolio investments and $36,878 of debt and equity financing to controlled investments. Our origination efforts are focused primarily on secured lending to non-control investments to reduce the risk in the portfolio by investing primarily in first lien loans, though we also continue to close select junior debt and equity investments. Our annualized current yield was 11.8% and 12.2% as of September 30, 2017 and June 30, 2017, respectively, across all performing interest bearing investments, excluding equity investments and non-accrual loans. Our annualized current yield was 9.9% and 10.4% as of September 30, 2017 and June 30, 2017, respectively, across all investments. The decline in yield across our performing interest bearing investments, excluding equity investments and non-accrual loans, is primarily due to a decrease in cash-on-cash yields in our CLO investment portfolio and an increase in our non-accrual asset base. Monetization of equity positions that we hold and loans on non-accrual status are not included in this yield calculation. In many of our portfolio companies we hold equity positions, ranging from minority interests to majority stakes, which we expect over time to contribute to our investment returns. Some of these equity positions include features such as contractual minimum internal rates of returns, preferred distributions, flip structures and other features expected to generate additional investment returns, as well as contractual protections and preferences over junior equity, in addition to the yield and security offered by our cash flow and collateral debt protections.
We are a non-diversified company within the meaning of the 1940 Act. As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Under the 1940 Act, “Affiliate Investments” are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments.
As of September 30, 2017, we own controlling interests in the following portfolio companies: Arctic Energy Services, LLC (“Arctic Energy”); CCPI Inc. (“CCPI”); CP Energy Services Inc. (“CP Energy”); Credit Central Loan Company, LLC (“Credit Central”); Echelon Aviation LLC (“Echelon”); Edmentum Ultimate Holdings, LLC (“Edmentum”); First Tower Finance Company LLC (“First Tower Finance”); Freedom Marine Solutions, LLC (“Freedom Marine”); MITY, Inc. (“MITY”); NPRC; Nationwide Loan Company LLC (f/k/a Nationwide Acceptance LLC) (“Nationwide”); NMMB, Inc. (“NMMB”); R-V Industries, Inc.; SB Forging Company II, Inc. (f/k/a Gulf Coast Machine & Supply Company) (“Gulfco”); USES Corp. (“USES”); Valley Electric Company, Inc. (“Valley Electric”); and Wolf Energy, LLC (“Wolf Energy”). We also own affiliated interests in Nixon, Inc. (“Nixon”) and Targus Cayman HoldCo Limited (“Targus”).
The following shows the composition of our investment portfolio by level of control as of September 30, 2017 and June 30, 2017:

	September 30, 2017				June 30, 2017
Level of Control	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Control Investments	$1,861,230	31.6%	$1,933,366	34.0%	$1,840,731	30.8%	$1,911,775	32.7%
Affiliate Investments	24,075	0.4%	17,739	0.3%	22,957	0.4%	11,429	0.2%
Non-Control/Non-Affiliate Investments	3,997,812	68.0%	3,736,012	65.7%	4,117,868	68.8%	3,915,101	67.1%
Total Investments	$5,883,117	100.0%	$5,687,117	100.0%	$5,981,556	100.0%	$5,838,305	100.0%

The following shows the composition of our investment portfolio by type of investment as of September 30, 2017 and June 30, 2017:

	September 30, 2017				June 30, 2017
Type of Investment	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Revolving Line of Credit	$22,425	0.4%	$22,425	0.4%	$27,409	0.5%	$27,409	0.5%
Senior Secured Debt	2,883,264	49.0%	2,734,148	48.1%	2,940,163	49.3%	2,798,796	47.9%
Subordinated Secured Debt	1,174,221	20.0%	1,106,802	19.5%	1,160,019	19.4%	1,107,040	19.0%
Subordinated Unsecured Debt	38,084	0.6%	35,645	0.6%	37,934	0.6%	44,434	0.8%
Small Business Loans	6,050	0.1%	5,669	0.1%	8,434	0.1%	7,964	0.1%
CLO Residual Interest	1,084,529	18.5%	969,478	17.0%	1,150,006	19.2%	1,079,712	18.5%
Preferred Stock	112,394	1.9%	98,923	1.7%	112,394	1.9%	83,209	1.4%
Common Stock	314,723	5.3%	407,605	7.2%	295,200	4.9%	391,374	6.7%
Membership Interest	247,427	4.2%	214,317	3.8%	249,997	4.2%	206,012	3.5%
Participating Interest(1)	—	—%	91,243	1.6%	—	—%	91,491	1.6%
Escrow Receivable	—	—%	862	—%	—	—%	864	—%
Total Investments	$5,883,117	100.0%	$5,687,117	100.0%	$5,981,556	100.1%	$5,838,305	100.0%

(1)	Participating Interest includes our participating equity investments, such as net profits interests, net operating income interests, net revenue interests, and overriding royalty interests.
The following shows our investments in interest bearing securities by type of investment as of September 30, 2017 and June 30, 2017:

	September 30, 2017				June 30, 2017
Type of Investment	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
First Lien	$2,905,689	55.8%	$2,756,573	56.6%	$2,959,738	55.6%	$2,818,371	55.6%
Second Lien	1,174,221	22.6%	1,106,802	22.7%	1,167,853	21.9%	1,114,874	22.0%
Unsecured	38,084	0.7%	35,645	0.7%	37,934	0.7%	44,434	0.9%
Small Business Loans	6,050	0.1%	5,669	0.1%	8,434	0.2%	7,964	0.2%
CLO Residual Interest	1,084,529	20.8%	969,478	19.9%	1,150,006	21.6%	1,079,712	21.3%
Total Debt Investments	$5,208,573	100.0%	$4,874,167	100.0%	$5,323,965	100.0%	$5,065,355	100.0%
The following shows the composition of our investment portfolio by geographic location as of September 30, 2017 and June 30, 2017:

	September 30, 2017				June 30, 2017
Geographic Location	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Canada	$9,840	0.2%	$10,000	0.2%	$9,831	0.2%	$10,000	0.2%
Cayman Islands	1,084,529	18.5%	969,478	17.0%	1,150,006	19.2%	1,079,712	18.5%
France	9,768	0.2%	8,480	0.1%	9,755	0.2%	8,794	0.2%
Midwest US	647,920	11.0%	709,550	12.5%	605,417	10.1%	678,766	11.6%
Northeast US	818,577	13.9%	852,375	15.0%	786,552	13.1%	823,616	14.0%
Northwest US	175,450	3.0%	106,556	1.9%	281,336	4.7%	207,962	3.6%
Puerto Rico	84,556	1.4%	84,556	1.5%	83,410	1.4%	83,410	1.4%
Southeast US	1,343,932	22.8%	1,388,925	24.4%	1,367,606	22.9%	1,412,351	24.2%
Southwest US	555,782	9.4%	506,188	8.9%	616,008	10.3%	558,368	9.6%
Western US	1,152,763	19.6%	1,051,009	18.5%	1,071,635	17.9%	975,326	16.7%
Total Investments	$5,883,117	100.0%	$5,687,117	100.0%	$5,981,556	100.0%	$5,838,305	100.0%

The following shows the composition of our investment portfolio by industry as of September 30, 2017 and June 30, 2017:

	September 30, 2017				June 30, 2017
Industry	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Aerospace & Defense	$69,837	1.2%	$70,502	1.2%	$69,837	1.2%	$71,318	1.2%
Air Freight & Logistics	51,595	0.9%	51,595	0.9%	51,952	0.9%	51,952	0.9%
Auto Components	33,530	0.6%	33,760	0.6%	30,222	0.5%	30,460	0.5%
Capital Markets	19,778	0.3%	20,000	0.4%	14,796	0.2%	15,000	0.3%
Chemicals	17,490	0.3%	16,905	0.3%	17,489	0.3%	16,699	0.3%
Commercial Services & Supplies	371,199	6.3%	320,336	5.6%	354,185	5.9%	312,634	5.3%
Construction & Engineering	62,802	1.1%	36,578	0.6%	62,258	1.0%	32,509	0.6%
Consumer Finance	469,397	8.0%	512,183	9.0%	469,869	7.9%	502,941	8.6%
Distributors	136,284	2.3%	65,256	1.1%	140,847	2.4%	83,225	1.4%
Diversified Consumer Services	172,129	2.9%	165,548	2.9%	188,912	3.2%	190,662	3.3%
Diversified Telecommunication Services	—	—%	—	—%	4,395	0.1%	4,410	0.1%
Electronic Equipment, Instruments & Components	37,453	0.6%	49,116	0.9%	37,696	0.6%	51,846	0.9%
Energy Equipment & Services	248,194	4.2%	143,688	2.5%	251,019	4.2%	131,660	2.3%
Equity Real Estate Investment Trusts (REITs)	378,259	6.4%	636,259	11.2%	374,380	6.3%	624,337	10.7%
Health Care Providers & Services	455,393	7.8%	450,193	7.9%	422,919	7.2%	421,389	7.1%
Health Care Technology	—	—%	—	—%	—	—%	—	—%
Hotels, Restaurants & Leisure	127,500	2.2%	108,146	1.9%	127,638	2.1%	103,897	1.8%
Household Durables	39,870	0.7%	39,683	0.7%	146,031	2.4%	146,183	2.5%
Internet Software & Services	198,782	3.4%	198,870	3.5%	219,348	3.7%	219,348	3.8%
IT Services	19,549	0.3%	20,000	0.4%	19,531	0.3%	20,000	0.3%
Leisure Products	49,429	0.8%	49,542	0.9%	44,085	0.7%	44,204	0.8%
Machinery	35,488	0.6%	27,858	0.5%	35,488	0.6%	32,678	0.6%
Marine (1)	8,927	0.2%	8,853	0.2%	8,919	0.1%	8,800	0.2%
Media	525,760	8.9%	523,826	9.2%	469,108	7.8%	466,500	8.0%
Metals & Mining	9,958	0.2%	10,000	0.2%	9,953	0.2%	10,000	0.2%
Online Lending	447,520	7.5%	382,419	6.7%	424,350	7.1%	370,931	6.3%
Paper & Forest Products	11,303	0.2%	11,500	0.2%	11,295	0.2%	11,500	0.2%
Personal Products	209,225	3.6%	182,913	3.2%	222,698	3.7%	192,748	3.3%
Pharmaceuticals	155,989	2.7%	155,989	2.7%	117,989	2.0%	117,989	2.0%
Professional Services	15,897	0.3%	16,248	0.3%	64,242	1.1%	64,473	1.1%
Software	56,072	1.0%	56,333	1.0%	56,041	0.9%	55,150	0.9%
Textiles, Apparel & Luxury Goods	285,094	4.8%	279,286	4.9%	285,180	4.8%	274,206	4.7%
Tobacco	14,372	0.2%	14,263	0.3%	14,365	0.2%	14,431	0.2%
Trading Companies & Distributors	64,513	1.1%	59,991	1.1%	64,513	1.1%	64,513	1.1%
Subtotal	$4,798,588	81.6%	$4,717,639	83.0%	$4,831,550	80.9%	$4,758,593	81.5%
Structured Finance (2)	$1,084,529	18.4%	$969,478	17.0%	$1,150,006	19.2%	$1,079,712	18.5%
Total Investments	$5,883,117	100.0%	$5,687,117	100.0%	$5,981,556	100.1%	$5,838,305	100.0%

(1)
Industry includes exposure to the energy markets through our investments in Harley Marine Services, Inc. Including this investment, our overall fair value exposure to the broader energy industry, including energy equipment and services as noted above, as of September 30, 2017 and June 30, 2017 is $152,541 and $140,460, respectively.

(2)	Our CLO investments do not have industry concentrations and as such have been separated in the table above.

Portfolio Investment Activity
During the three months ended September 30, 2017, we acquired $84,955 of new investments, completed follow-on investments in existing portfolio companies totaling approximately $132,366, funded $2,850 of revolver advances, and recorded PIK interest of $1,980, resulting in gross investment originations of $222,151. The more significant of these transactions are briefly described below.
During the period from July 19, 2017 through September 11, 2017, we made a $16,000 follow-on first lien senior debt investment in RGIS Services, LLC. The senior secured loan bears interest at the greater of 8.50% or LIBOR plus 7.50% and has a final maturity of March 31, 2023.
On September 22, 2017, we made a $21,000 follow-on Senior Secured Term Loan A and a $17,000 follow-on Senior Secured Term Loan B debt investment in Matrixx Initiatives, Inc. The $21,000 Senior Secured Term Loan A bears interest at the greater of 7.50% or LIBOR plus 6.50% and has a final maturity of September 22, 2020. The $17,000 Senior Secured Term Loan B bears interest at the greater of 12.50% or LIBOR plus 11.50% and has a final maturity of September 22, 2020.
On September 25, 2017, we made a $5,000 first lien senior secured and $35,000 second lien senior secured debt investment in Engine Group, a marketing services firm, in order to support a refinancing. The first lien term loan bears interest at the great of 5.75% or LIBOR plus 4.75% and has a final maturity of September 15, 2022. The second lien term loan bears interest at the greater of 9.75% or LIBOR plus 8.75% and has a final maturity of September 15, 2023.
On September 25, 2017, we made a $10,000 senior secured term loan to fund a dividend recapitalization in Ingenio, LLC, which operates as an online personal advice marketplace and as a provider of digital entertainment media. The senior secured term loan bears interest at the greater of 8.75% or LIBOR plus 7.50% and has a final maturity of September 26, 2022.
On September 25, 2017, we exchanged $1,600 of Senior Secured Term Loan A and $4,799 of Senior Secured Term Loan B investments in Targus International, LLC into 6,120,658 of common shares of Targus Cayman Holdco Limited, and recorded a realized gain of $846, as a result of this transaction.
On September 27, 2017, we made a $22,000 follow-on senior secured Term Loan C-3 investment in Instant Web, LLC to fund a dividend recapitalization. The senior secured term loan bears interest at the greater of 12.50% or LIBOR plus 11.50% and has a final maturity of March 28, 2019.
On September 29, 2017, we made a $32,000 first lien senior secured debt investment to support operations and a refinancing of AgaMatrix, Inc., a leading developer, manufacturer, and marketer of diabetes monitoring care solutions. The first lien term loan bears interest at the greater of 10.00% or LIBOR plus 8.75% and has a final maturity of September 29, 2022.
During the three months ended September 30, 2017, we made three follow-on investments in NPRC totaling $29,588 to support the online consumer lending initiative. We invested $10,356 of equity through NPH and $19,233 of debt directly to NPRC and its wholly-owned subsidiaries. In addition, we provided $1,112 and $2,767 of equity investment which was used to fund capital expenditures for existing properties.
During the three months ended September 30, 2017, we purchased $7,551 of small business whole loans from OnDeck.
During the three months ended September 30, 2017, we received full repayments on five investments and received several partial prepayments and amortization payments totaling $310,894, which resulted in net realized gains totaling $1,437. The more significant of these transactions are briefly described below.
During the period from July 19, 2017 through September 22, 2017, we received $21,545 and $25,914 as a partial return of capital on our investments in Voya CLO 2012-2, Ltd. and Voya CLO 2012-3, Ltd., respectively.
On July 25, 2017, EZShield Parent, Inc. repaid the $14,963 Senior Secured Term Loan A and $15,000 Senior Secured Term Loan B receivable to us.
On July 28, 2017, Global Employment Solutions, Inc. repaid the $48,131 loan receivable to us.
On August 7, 2017, Water Pik, Inc. repaid the $13,739 loan receivable to us.
On September 25, 2017, Traeger Pellet Grills LLC repaid the $47,094 Senior Secured Term Loan A and $56,031 Senior Secured Term Loan B loan receivable to us.

During the three months ended September 30, 2017, we received a partial repayment of $4,034 for the NPRC and its wholly-owned subsidiaries’ loan previously outstanding.
The following table provides a summary of our investment activity for each quarter within the three years ending June 30, 2018:

Quarter Ended	Acquisitions(1)	Dispositions(2)
September 30, 2015	$345,743	$436,919
December 31, 2015	316,145	354,855
March 31, 2016	23,176	163,641
June 30, 2016	294,038	383,460
September 30, 2016	347,150	114,331
December 31, 2016	469,537	644,995
March 31, 2017	449,607	302,335
June 30, 2017	223,176	352,043
September 30, 2017	222,151	310,894

(1)	Includes investments in new portfolio companies, follow-on investments in existing portfolio companies, refinancings and PIK interest.

(2)	Includes sales, scheduled principal payments, prepayments and refinancings.
Investment Valuation
In determining the range of values for debt instruments, except CLOs and debt investments in controlling portfolio companies, management and the independent valuation firm estimated corporate and security credit ratings and identified corresponding yields to maturity for each loan from relevant market data. A discounted cash flow technique was then prepared using the appropriate yield to maturity as the discount rate, to determine a range of values. In determining the range of values for debt investments of controlled companies and equity investments, the enterprise value was determined by applying earnings before interest, income tax, depreciation and amortization (“EBITDA”) multiples, the discounted cash flow technique, net income and/or book value multiples for similar guideline public companies and/or similar recent investment transactions. For stressed debt and equity investments, a liquidation analysis was prepared.
In determining the range of values for our investments in CLOs, management and the independent valuation firm use primarily a discounted multi-path cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the corresponding multi-path cash flow model.
With respect to our online consumer and SME lending initiative, we invest primarily in marketplace loans through marketplace lending facilitators.  We do not conduct loan origination activities ourselves. Therefore, our ability to purchase consumer and SME loans, and our ability to grow our portfolio of consumer and SME loans, are directly influenced by the business performance and competitiveness of the marketplace loan origination business of the marketplace lending facilitators from which we purchase consumer and SME loans. In addition, our ability to analyze the risk-return profile of consumer and SME loans is significantly dependent on the marketplace facilitators’ ability to effectively evaluate a borrower's credit profile and likelihood of default. If we are unable to effectively evaluate borrowers' credit profiles or the credit decisioning and scoring models implemented by each facilitator, we may incur unanticipated losses which could adversely impact our operating results.
The Board of Directors looked at several factors in determining where within the range to value the asset including: recent operating and financial trends for the asset, independent ratings obtained from third parties, comparable multiples for recent sales of companies within the industry and discounted cash flow models for our investments in CLOs. The composite of all these various valuation techniques, applied to each investment, was a total valuation of $5,687,117.

Our portfolio companies are generally lower middle market companies, outside of the financial sector, with less than $100,000 of annual EBITDA. We believe our investment portfolio has experienced less volatility than others because we believe there are more buy and hold investors who own these less liquid investments.
Control investments offer increased risk and reward over straight debt investments. Operating results and changes in market multiples can result in dramatic changes in values from quarter to quarter. Significant downturns in operations can further result in our looking to recoveries on sales of assets rather than the enterprise value of the investment. Equity positions in our portfolio are susceptible to potentially significant changes in value, both increases as well as decreases, due to changes in operating results and market multiples. Several of our controlled companies discussed below experienced such changes and we recorded corresponding fluctuations in valuations during the three months ended September 30, 2017.
Arctic Energy Services, LLC
Prospect owns 100% of the equity of Arctic Oilfield Equipment USA, Inc. (“Arctic Equipment”), a Consolidated Holding Company. Arctic Equipment owns 70% of the equity of Arctic Energy, with Ailport Holdings, LLC (100% owned and controlled by Arctic Energy management) owning the remaining 30% of the equity of Arctic Energy. Arctic Energy provides oilfield service personnel, well testing flowback equipment, frac support systems and other services to exploration and development companies in the Rocky Mountains.
The Board of Directors increased the fair value of our investment in Arctic Energy to $18,235 as of September 30, 2017, a discount of $42,641 to its amortized cost, compared to the discount of $43,506 to its amortized cost as of June 30, 2017. The increase in fair value was driven primarily by an improvement in operating performance.
CP Energy Services Inc.
Prospect owns 100% of the equity of CP Holdings, a Consolidated Holding Company. CP Holdings owns 82.3% of the equity of CP Energy, and the remaining 17.7% of the equity is owned by CP Energy management. CP Energy provides oilfield flowback services and fluid hauling and disposal services through its subsidiaries.
As a result of improved operating performance, the Board of Directors increased the fair value of our investment in CP Energy to $87,341 as of September 30, 2017, a discount of $26,159 from its amortized cost, compared to the discount of $41,284 to its amortized cost as of June 30, 2017.
Edmentum Ultimate Holdings, LLC
Prospect owns 37.1% of the equity of Edmentum Ultimate Holdings, LLC (“Edmentum Holdings”). Edmentum Holdings owns 100% of the equity of Edmentum, Inc. (“Edmentum”). Edmentum is the largest all subscription based, software as a service provider of online curriculum and assessments to the U.S. education market. Edmentum provides high-value, comprehensive online solutions that support educators to successfully transition learners from one stage to the next.
On June 9, 2015, Prospect provided additional debt and equity financing to support the recapitalization of Edmentum. As part of the recapitalization, Prospect exchanged 100% of the $50,000 second lien term loan previously outstanding for $26,365 of junior paid in kind (“PIK”) notes and 370,964.14 Class A common units representing 37.1% equity ownership in Edmentum Holdings. In addition, Prospect invested $5,875 in senior PIK notes and committed $7,834 as part of a second lien revolving credit facility, of which $4,896 was funded at closing. On June 9, 2015, our investment in Edmentum was written-down for tax purposes and a loss of $22,116 was therefore realized for the amount that the amortized cost exceeded the fair value, reducing the amortized cost to $37,216.
The Board of Directors decreased the fair value of our investment in Edmentum to $30,880 as of September 30, 2017, a discount of $6,581 to its amortized cost, compared to a discount of $1,750 to its amortized cost as of June 30, 2017. The decrease in fair value was driven by lower sales coupled with compressed margins.
First Tower Finance Company LLC
We own 80.1% of First Tower Finance, which owns 100% of First Tower, LLC (“First Tower”), the operating company. First Tower is a multiline specialty finance company based in Flowood, Mississippi with over 170 branch offices.
On June 15, 2012, we acquired 80.1% of First Tower businesses. As of June 30, 2016, First Tower had $432,639 of finance receivables net of unearned charges. As of June 30, 2017, First Tower’s total debt outstanding to parties senior to us was $304,337.

The Board of Directors increased the fair value of our investment in First Tower to $373,677, representing a premium of 10% to its amortized cost basis, as of September 30, 2017, from $365,588, representing a premium of 8% to its amortized cost basis, as of June 30, 2017. The increase in fair value was driven by increases in trading multiples of comparable companies.
Freedom Marine Solutions, LLC
Prospect owns 100% of the equity of Energy Solutions, a Consolidated Holding Company. Energy Solutions owns 100% of Freedom Marine. Freedom Marine owns 100% of each of Vessel Company, LLC, Vessel Company II, LLC, and Vessel Company III, LLC. Freedom Marine owns, manages, and operates offshore supply vessels to provide transportation and support services for the oil and gas exploration and production industries in the Gulf of Mexico.
On October 30, 2015, we restructured our investment in Freedom Marine. Concurrent with the restructuring, we exchanged our $32,500 senior secured loans for additional membership interest in Freedom Marine.
The Board of Directors increased the fair value of our investment in Freedom Marine to $25,055 as of September 30, 2017, a discount of $17,757 to its amortized cost, compared to a discount of $18,616 to its amortized cost as of June 30, 2017. The increase in fair value was driven by improved operating results.

National Property REIT Corp.
NPRC is a Maryland corporation and a qualified REIT for federal income tax purposes. NPRC is held for purposes of investing, operating, financing, leasing, managing and selling a portfolio of real estate assets and engages in any and all other activities that may be necessary, incidental, or convenient to perform the foregoing. NPRC acquires real estate assets, including, but not limited to, industrial, commercial, and multi-family properties. NPRC may acquire real estate assets directly or through joint ventures by making a majority equity investment in a property-owning entity. Additionally, through its wholly-owned subsidiaries, NPRC invests in online consumer loans. Effective May 23, 2016, APRC and UPRC merged with and into NPRC, to consolidate all of our real estate holdings, with NPRC as the surviving entity. As of September 30, 2017, we own 100% of the fully-diluted common equity of NPRC.
During the three months ended September 30, 2017, we provided $1,112 of debt and $2,767 of equity financing to NPRC to fund capital expenditures for existing properties.
During the three months ended September 30, 2017, we provided $19,233 and $10,356 of debt and equity financing, respectively, to NPRC and its wholly-owned subsidiaries to support the online consumer loans and online consumer loan backed products. In addition, during the three months ended September 30, 2017, we received partial repayments of $4,034 of our loans previously outstanding with NPRC and its wholly-owned subsidiaries.
The online consumer loan investments held by certain of NPRC’s wholly-owned subsidiaries are unsecured obligations of individual borrowers that are issued in amounts ranging from $1 to $50, with fixed terms ranging from 24 to 84 months. As of September 30, 2017, the outstanding investment in online consumer loans by certain of NPRC’s wholly-owned subsidiaries was comprised of 108,200 individual loans and one securitization equity residual, and had an aggregate fair value of $668,607. The average outstanding individual loan balance is approximately $6 and the loans mature on dates ranging from July 1, 2017 to July 21, 2024 with a weighted-average outstanding term of 30 months as of September 30, 2017. Fixed interest rates range from 4.0% to 36.0% with a weighted-average current interest rate of 24.5%. As of September 30, 2017, our investment in NPRC and its wholly-owned subsidiaries relating to online consumer lending had a fair value of $376,750.
As of September 30, 2017, based on outstanding principal balance, 5.3% of the portfolio was invested in super prime loans (borrowers with a Fair Isaac Corporation (“FICO”) score, of 720 or greater), 15.5% of the portfolio in prime loans (borrowers with a FICO score of 660 to 719) and 79.2% of the portfolio in near prime loans (borrowers with a FICO score of 580 to 659, a portion of which are considered sub-prime).

Loan Type	Outstanding Principal Balance	Fair Value	Weighted Average Interest Rate*
Super Prime	$36,116	$35,242	12.1%
Prime	104,852	99,484	15.9%
Near Prime**	536,694	503,345	27%
*Weighted by outstanding principal balance of the online consumer loans.
**A portion of these loans are sub-prime borrowers.

As of September 30, 2017, our investment in NPRC and its wholly-owned subsidiaries had an amortized cost of $819,729 and a fair value of $1,013,009, including our investment in online consumer lending as discussed above. The fair value of $636,259 related to NPRC’s real estate portfolio was comprised of thirty-six multi-families properties, twelve self-storage units, eight student housing properties and three commercial properties. The following table shows the location, acquisition date, purchase price, and mortgage outstanding due to other parties for each of the properties held by NPRC as of September 30, 2017.

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
1	Filet of Chicken	Forest Park, GA	10/24/2012	$7,400	$—
2	5100 Live Oaks Blvd, LLC	Tampa, FL	1/17/2013	63,400	46,700
3	Lofton Place, LLC	Tampa, FL	4/30/2013	26,000	20,337
4	Arlington Park Marietta, LLC	Marietta, GA	5/8/2013	14,850	9,650
5	NPRC Carroll Resort, LLC	Pembroke Pines, FL	6/24/2013	225,000	178,227
6	Cordova Regency, LLC	Pensacola, FL	11/15/2013	13,750	11,375
7	Crestview at Oakleigh, LLC	Pensacola, FL	11/15/2013	17,500	13,845
8	Inverness Lakes, LLC	Mobile, AL	11/15/2013	29,600	24,700
9	Kings Mill Pensacola, LLC	Pensacola, FL	11/15/2013	20,750	17,550
10	Plantations at Pine Lake, LLC	Tallahassee, FL	11/15/2013	18,000	14,092
11	Verandas at Rocky Ridge, LLC	Birmingham, AL	11/15/2013	15,600	10,205
12	Matthews Reserve II, LLC	Matthews, NC	11/19/2013	22,063	19,926
13	City West Apartments II, LLC	Orlando, FL	11/19/2013	23,562	23,278
14	Vinings Corner II, LLC	Smyrna, GA	11/19/2013	35,691	32,923
15	Uptown Park Apartments II, LLC	Altamonte Springs, FL	11/19/2013	36,590	29,801
16	St. Marin Apartments II, LLC	Coppell, TX	11/19/2013	73,078	62,413
17	Atlanta Eastwood Village LLC	Stockbridge, GA	12/12/2013	25,957	22,820
18	Atlanta Monterey Village LLC	Jonesboro, GA	12/12/2013	11,501	11,103
19	Atlanta Hidden Creek LLC	Morrow, GA	12/12/2013	5,098	4,753
20	Atlanta Meadow Springs LLC	College Park, GA	12/12/2013	13,116	13,071
21	Atlanta Meadow View LLC	College Park, GA	12/12/2013	14,354	13,126
22	Atlanta Peachtree Landing LLC	Fairburn, GA	12/12/2013	17,224	15,548
23	NPH Carroll Bartram Park, LLC	Jacksonville, FL	12/31/2013	38,000	27,523
24	Crestview at Cordova, LLC	Pensacola, FL	1/17/2014	8,500	7,917
25	NPH Carroll Atlantic Beach, LLC	Atlantic Beach, FL	1/31/2014	13,025	8,568
26	Taco Bell, OK	Yukon, OK	6/4/2014	1,719	—
27	Taco Bell, MO	Marshall, MO	6/4/2014	1,405	—
28	23 Mile Road Self Storage, LLC	Chesterfield, MI	8/19/2014	5,804	4,350
29	36th Street Self Storage, LLC	Wyoming, MI	8/19/2014	4,800	3,600
30	Ball Avenue Self Storage, LLC	Grand Rapids, MI	8/19/2014	7,281	5,460
31	Ford Road Self Storage, LLC	Westland, MI	8/29/2014	4,642	3,480
32	Ann Arbor Kalamazoo Self Storage, LLC	Ann Arbor, MI	8/29/2014	4,458	3,345
33	Ann Arbor Kalamazoo Self Storage, LLC	Ann Arbor, MI	8/29/2014	8,927	6,695
34	Ann Arbor Kalamazoo Self Storage, LLC	Kalamazoo, MI	8/29/2014	2,363	1,775
35	Canterbury Green Apartments Holdings LLC	Fort Wayne, IN	9/29/2014	85,500	74,140
36	Abbie Lakes OH Partners, LLC	Canal Winchester, OH	9/30/2014	12,600	13,055
37	Kengary Way OH Partners, LLC	Reynoldsburg, OH	9/30/2014	11,500	13,502
38	Lakeview Trail OH Partners, LLC	Canal Winchester, OH	9/30/2014	26,500	23,256

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
39	Lakepoint OH Partners, LLC	Pickerington, OH	9/30/2014	11,000	14,480
40	Sunbury OH Partners, LLC	Columbus, OH	9/30/2014	13,000	14,115
41	Heatherbridge OH Partners, LLC	Blacklick, OH	9/30/2014	18,416	18,328
42	Jefferson Chase OH Partners, LLC	Blacklick, OH	9/30/2014	13,551	17,200
43	Goldenstrand OH Partners, LLC	Hilliard, OH	10/29/2014	7,810	9,600
44	Jolly Road Self Storage, LLC	Okemos, MI	1/16/2015	7,492	5,620
45	Eaton Rapids Road Self Storage, LLC	Lansing West, MI	1/16/2015	1,741	1,305
46	Haggerty Road Self Storage, LLC	Novi, MI	1/16/2015	6,700	5,025
47	Waldon Road Self Storage, LLC	Lake Orion, MI	1/16/2015	6,965	5,225
48	Tyler Road Self Storage, LLC	Ypsilanti, MI	1/16/2015	3,507	2,630
49	SSIL I, LLC	Aurora, IL	11/5/2015	34,500	26,450
50	Vesper Tuscaloosa, LLC	Tuscaloosa, AL	9/28/2016	54,500	41,250
51	Vesper Iowa City, LLC	Iowa City, IA	9/28/2016	32,750	24,825
52	Vesper Corpus Christi, LLC	Corpus Christi, TX	9/28/2016	14,250	10,800
53	Vesper Campus Quarters, LLC	Corpus Christi, TX	9/28/2016	18,350	14,175
54	Vesper College Station, LLC	College Station, TX	9/28/2016	41,500	32,058
55	Vesper Kennesaw, LLC	Kennesaw, GA	9/28/2016	57,900	44,727
56	Vesper Statesboro, LLC	Statesboro, GA	9/28/2016	7,500	5,344
57	Vesper Manhattan KS, LLC	Manhattan, KS	9/28/2016	23,250	17,026
58	JSIP Union Place, LLC	Franklin, MA	12/7/2016	64,750	51,800
59	9220 Old Lantern Way, LLC	Laurel, MD	1/30/2017	187,250	153,580
				$1,593,790	$1,307,672
The Board of Directors decreased the fair value of our investment in NPRC to $1,013,009 as of September 30, 2017, a premium of $193,280 from its amortized cost, compared to the $197,008 unrealized appreciation recorded at June 30, 2017. This decrease is primarily attributable to a decline in the value of our online lending portfolio resulting from an increase in delinquent loans.
NMMB, Inc.
Prospect owns 100% of the equity of NMMB Holdings, a Consolidated Holding Company. NMMB Holdings owns 96.33% of the fully-diluted equity of NMMB (f/k/a NMMB Acquisition, Inc.), with NMMB management owning the remaining 3.67% of the equity. NMMB owns 100% of Refuel Agency, Inc. (“Refuel Agency”). Refuel Agency owns 100% of Armed Forces Communications, Inc. NMMB is an advertising media buying business.
Due to reduced operating expenses resulting from a realignment of operations, new initiatives and improved focus on core business segments, the Board of Directors increased the fair value of our investment in NMMB to $21,499 as of September 30, 2017, a discount of $1,984 to its amortized cost, compared to the discount of $2,658 to its amortized cost at June 30, 2017.
R-V Industries, Inc.
Prospect owns 88.27% of the fully-diluted equity of R-V Industries, Inc. (“R-V”), with R-V management owning the remaining 11.73% of the equity. R-V is an industrial engineering and metal fabrication company specializing in designing, building, and installing industrial process equipment for customers throughout the U.S. and worldwide.
The Board of Directors decreased the fair value of our investment in R-V to $27,858 as of September 30, 2017, a discount of $7,631 to its amortized cost, compared to a discount of $2,811 to its amortized cost as of June 30, 2017. The decrease in fair value was driven by higher operating expenses.

USES Corp.
We own 99.96% of USES as of September 30, 2017. USES provides industrial and environmental services in the Gulf States region. USES offers industrial services, such as tank and chemical cleaning, hydro blasting, waste management, vacuum, safety training, turnaround management, and oilfield response/remediation services.
On June 15, 2016, we provided additional $1,300 debt financing to USES and its subsidiaries in the form of additional Term Loan A debt and, in connection with such Term Loan A debt financing, USES issued to us 99,900 shares of its common stock.  On June 29, 2016, we provided additional $2,200 debt financing to USES and its subsidiaries in the form of additional Term Loan A debt and, in connection with such Term Loan A debt financing, USES issued to us 169,062 shares of its common stock.  As a result of such debt financing and recapitalization, as of June 29, 2016, we held 268,962 shares of USES common stock representing a 99.96% common equity ownership interest in USES.
Due to an industry-wide decline in emergency response activity as well as a decline in revenues from other service lines, the Board of Directors determined the fair value of our investment in USES to be $5,384 as of September 30, 2017, a discount of $60,286 from its amortized cost, compared to the $51,655 unrealized depreciation recorded at June 30, 2017.
Valley Electric Company, Inc.
We own 94.99% of Valley Electric as of September 30, 2017. Valley Electric owns 100% of the equity of VE Company, Inc., which owns 100% of the equity of Valley Electric Co. of Mt. Vernon, Inc. (“Valley”). Valley is a leading provider of specialty electrical services in the state of Washington and is among the top 50 electrical contractors in the U.S. The company, with its headquarters in Everett, Washington, offers a comprehensive array of contracting services, primarily for commercial, industrial, and transportation infrastructure applications, including new installation, engineering and design, design-build, traffic lighting and signalization, low to medium voltage power distribution, construction management, energy management and control systems, 24-hour electrical maintenance and testing, as well as special projects and tenant improvement services. Valley was founded in 1982 by the Ward family, who held the company until the end of 2012.
On December 31, 2012, we acquired 96.3% of the outstanding shares of Valley. On June 24, 2014, Prospect and management of Valley formed Valley Electric and contributed their shares of Valley stock to Valley Electric. Valley management made an additional equity investment in Valley Electric, reducing our ownership to 94.99%.
Due to increased project margins partially offset by the softening of the energy markets, the Board of Directors determined the fair value of our investment in Valley Electric to be $36,578 as of September 30, 2017, a discount of $26,224 from its amortized cost, compared to the $29,749 unrealized depreciation recorded at June 30, 2017.
Our controlled investments, other than those discussed above, have seen steady or improved operating performance and are valued at $32,995 above cost. Overall, combined with those portfolio companies impacted by the energy markets and discussed above, our controlled investments at September 30, 2017 are valued at $72,136 above their amortized cost.
With the non-control/non-affiliate investments, generally, there is less volatility related to our total investments because our equity positions tend to be smaller than with our control/affiliate investments, and debt investments are generally not as susceptible to large swings in value as equity investments. For debt investments, the fair value is generally limited on the high side to each loan’s par value, plus any prepayment premium that could be imposed. Many of the debt investments in this category have not experienced a significant change in value, as they were previously valued at or near par value. Non-control/non-affiliate investments did not experience significant changes and are generally performing as expected or better. However, as of September 30, 2017, four of our non-control/non-affiliate investments - Pacific World Corporation, PrimeSport, Inc., Spartan Energy Services, Inc. and United Sporting Companies, Inc. (“USC”) - are valued at discounts to amortized cost of $26,312, $19,354, $16,401 and $71,028, respectively. As of September 30, 2017, our CLO investment portfolio is valued at a $115,051 discount to amortized cost. Excluding these investments, non-control/non-affiliate investments at September 30, 2017 are valued $13,654 below their amortized cost.
Capitalization
Our investment activities are capital intensive and the availability and cost of capital is a critical component of our business. We capitalize our business with a combination of debt and equity. Our debt as of September 30, 2017 consists of: a Revolving Credit Facility availing us of the ability to borrow debt subject to borrowing base determinations; Convertible Notes which we issued in April 2012, August 2012, December 2012, April 2014 and April 2017; Public Notes which we issued in March 2013, April 2014, December 2015, and from time to time, through our 2024 Notes Follow-on Program; and Prospect Capital InterNotes® which we issue from time to time. Our equity capital is comprised entirely of common equity.

The following table shows our outstanding debt as of September 30, 2017.

	Principal Outstanding	Unamortized Discount & Debt Issuance Costs	Net Carrying Value		Fair Value (1)		Effective Interest Rate
Revolving Credit Facility(2)	$—	$4,086	$—	(3)	$—		1ML+2.25%	(6)

2017 Notes	50,734	10	50,724		50,895	(4)	5.91%	(7)
2018 Notes	85,419	256	85,163		86,885	(4)	6.42%	(7)
2019 Notes	200,000	1,558	198,442		205,756	(4)	6.51%	(7)
2020 Notes	392,000	5,922	386,078		398,860	(4)	5.38%	(7)
2022 Notes	225,000	6,691	218,309		225,101	(4)	5.63%	(7)
Convertible Notes	953,153		938,716		967,497

5.00% 2019 Notes	300,000	1,506	298,494		312,087	(4)	5.29%	(7)
2023 Notes	250,000	3,936	246,064		260,203	(4)	6.22%	(7)
2024 Notes	199,281	5,034	194,247		207,093	(4)	6.72%	(7)
Public Notes	749,281		738,805		779,383

Prospect Capital InterNotes®	916,032	13,561	902,471		954,049	(5)	5.56%	(8)
Total	$2,618,466		$2,579,992		$2,700,929

(1)
As permitted by ASC 825-10-25, we have not elected to value our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® at fair value. The fair value of these debt obligations are categorized as Level 2 under ASC 820 as of September 30, 2017.

(2)	The maximum draw amount of the Revolving Credit facility as of September 30, 2017 is $885,000.

(3)	Net Carrying Value excludes deferred financing costs associated with the Revolving Credit Facility. See Critical Accounting Policies and Estimates for accounting policy details.

(4)	We use available market quotes to estimate the fair value of the Convertible Notes and Public Notes.

(5)	The fair value of Prospect Capital InterNotes® is estimated by discounting remaining payments using current Treasury rates plus spread.

(6)	Represents the rate on drawn down and outstanding balances. Deferred debt issuance costs are amortized on a straight-line method over the stated life of the obligation.

(7)
The effective interest rate is equal to the effect of the stated interest, the accretion of original issue discount and amortization of debt issuance costs. For the 2024 Notes, the rate presented is a combined effective interest rate of the 2024 Notes and 2024 Notes Follow-on Program.

(8)
For the Prospect Capital InterNotes®, the rate presented is the weighted average effective interest rate. Interest expense and deferred debt issuance costs, which are amortized on a straight-line method over the stated life of the obligation which approximates level yield, are weighted against the average year-to-date principal balance.

The following table shows the contractual maturities of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of September 30, 2017.

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$—	$—	$—	$—	$—
Convertible Notes	953,153	136,153	592,000	225,000	—
Public Notes	749,281	—	300,000	—	449,281
Prospect Capital InterNotes®	916,032	46,799	319,546	324,110	225,577
Total Contractual Obligations	$2,618,466	$182,952	$1,211,546	$549,110	$674,858

The following table shows the contractual maturities of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of June 30, 2017.

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$—	$—	$—	$—	$—
Convertible Notes	953,153	136,153	592,000	—	225,000
Public Notes	749,281	—	300,000	—	449,281
Prospect Capital InterNotes®	980,494	39,038	325,661	399,490	216,305
Total Contractual Obligations	$2,682,928	$175,191	$1,217,661	$399,490	$890,586
Historically, we have funded a portion of our cash needs through borrowings from banks, issuances of senior securities, including secured, unsecured and convertible debt securities, or issuances of common equity. For flexibility, we maintain a universal shelf registration statement that allows for the public offering and sale of our debt securities, common stock, preferred stock, subscription rights, and warrants and units to purchase such securities in an amount up to $5,000,000 less issuances to date. As of September 30, 2017, we can issue up to $4,663,810 of additional debt and equity securities in the public market under this shelf registration. We may from time to time issue securities pursuant to the shelf registration statement or otherwise pursuant to private offerings. The issuance of debt or equity securities will depend on future market conditions, funding needs and other factors and there can be no assurance that any such issuance will occur or be successful.
Each of our Convertible Notes, Public Notes and Prospect Capital InterNotes® (collectively, our “Unsecured Notes”) are our general, unsecured obligations and rank equal in right of payment with all of our existing and future unsecured indebtedness and will be senior in right of payment to any of our subordinated indebtedness that may be issued in the future. The Unsecured Notes are effectively subordinated to our existing secured indebtedness, such as our credit facility, and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to any existing and future liabilities and other indebtedness of any of our subsidiaries.
Revolving Credit Facility
On August 29, 2014, we renegotiated our previous credit facility and closed an expanded five and a half year revolving credit facility (the “2014 Facility” or the “Revolving Credit Facility”). The lenders have extended commitments of $885,000 under the 2014 Facility as of September 30, 2017. The 2014 Facility includes an accordion feature which allows commitments to be increased up to $1,500,000 in the aggregate. The revolving period of the 2014 Facility extends through March 2019, with an additional one year amortization period (with distributions allowed) after the completion of the revolving period. During such one year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the one year amortization period, the remaining balance will become due, if required by the lenders.
The 2014 Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum equity requirements. The 2014 Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the 2014 Facility. The 2014 Facility also requires the maintenance of a minimum liquidity requirement. As of September 30, 2017, we were in compliance with the applicable covenants.
Interest on borrowings under the 2014 Facility is one-month LIBOR plus 225 basis points. Additionally, the lenders charge a fee on the unused portion of the 2014 Facility equal to either 50 basis points if at least 35% of the credit facility is drawn or 100 basis points otherwise. The 2014 Facility requires us to pledge assets as collateral in order to borrow under the credit facility.
As of September 30, 2017 and June 30, 2017, we had $550,466 and $665,409, respectively, available to us for borrowing under the Revolving Credit Facility, of which nothing was outstanding at either date. As additional eligible investments are transferred to PCF and pledged under the Revolving Credit Facility, PCF will generate additional availability up to the current commitment amount of $885,000. As of September 30, 2017, the investments, including cash and money market funds, used as collateral for the Revolving Credit Facility had an aggregate fair value of $1,474,532, which represents 24.8% of our total investments, including cash and money market funds. These assets are held and owned by PCF, a bankruptcy remote special purpose entity, and as such, these investments are not available to our general creditors. The release of any assets from PCF requires the approval of the facility agent.

In connection with the origination and amendments of the Revolving Credit Facility, we incurred $12,405 of new fees and $3,539 were carried over for continuing participants from the previous facility, all of which are being amortized over the term of the facility in accordance with ASC 470-50. As of September 30, 2017, $4,086 remains to be amortized and is reflected as deferred financing costs on the Consolidated Statements of Assets and Liabilities.
During the three months ended September 30, 2017 and September 30, 2016, we recorded $2,954 and $2,963, respectively, of interest costs, unused fees and amortization of financing costs on the Revolving Credit Facility as interest expense.
Convertible Notes
On February 18, 2011, we issued $172,500 aggregate principal amount of convertible notes that mature on August 15, 2016 (the “2016 Notes”), unless previously converted or repurchased in accordance with their terms. The 2016 Notes bore interest at a rate of 5.50% per year, payable semi-annually on February 15 and August 15 of each year, beginning August 15, 2011. Total proceeds from the issuance of the 2016 Notes, net of underwriting discounts and offering costs, were $167,325. Between January 30, 2012 and February 2, 2012, we repurchased $5,000 aggregate principal amount of the 2016 Notes at a price of 97.5, including commissions. The transactions resulted in our recognizing $10 of loss in the year ended June 30, 2012. On August 15, 2016, we repaid the outstanding principal amount of the 2016 Notes, plus interest. No gain or loss was realized on the transaction.
On April 16, 2012, we issued $130,000 aggregate principal amount of convertible notes that mature on October 15, 2017 (the “2017 Notes”), unless previously converted or repurchased in accordance with their terms. The 2017 Notes bear interest at a rate of 5.375% per year, payable semi-annually on April 15 and October 15 of each year, beginning October 15, 2012. Total proceeds from the issuance of the 2017 Notes, net of underwriting discounts and offering costs, were $126,035. On March 28, 2016, we repurchased $500 aggregate principal amount of the 2017 Notes at a price of 98.25, including commissions. The transaction resulted in our recognizing a $9 gain for the period ended March 31, 2016. On April 6, 2017, we repurchased $78,766 aggregate principal amount of the 2017 Notes at a price of 102.0, including commissions. The transaction resulted in our recognizing a $1,786 loss during the three months ended June 30, 2017.
On August 14, 2012, we issued $200,000 aggregate principal amount of convertible notes that mature on March 15, 2018 (the “2018 Notes”), unless previously converted or repurchased in accordance with their terms. The 2018 Notes bear interest at a rate of 5.75% per year, payable semi-annually on March 15 and September 15 of each year, beginning March 15, 2013. Total proceeds from the issuance of the 2018 Notes, net of underwriting discounts and offering costs, were $193,600. On April 6, 2017, we repurchased $114,581 aggregate principal amount of the 2018 Notes at a price of 103.5, including commissions. The transaction resulted in our recognizing a $4,700 loss during the three months ended June 30, 2017.
On December 21, 2012, we issued $200,000 aggregate principal amount of convertible notes that mature on January 15, 2019 (the “2019 Notes”), unless previously converted or repurchased in accordance with their terms. The 2019 Notes bear interest at a rate of 5.875% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2013. Total proceeds from the issuance of the 2019 Notes, net of underwriting discounts and offering costs, were $193,600.
On April 11, 2014, we issued $400,000 aggregate principal amount of convertible notes that mature on April 15, 2020 (the “2020 Notes”), unless previously converted or repurchased in accordance with their terms. The 2020 Notes bear interest at a rate of 4.75% per year, payable semi-annually on April 15 and October 15 each year, beginning October 15, 2014. Total proceeds from the issuance of the 2020 Notes, net of underwriting discounts and offering costs, were $387,500. On January 30, 2015, we repurchased $8,000 aggregate principal amount of the 2020 Notes at a price of 93.0, including commissions. As a result of this transaction, we recorded a gain of $332, in the amount of the difference between the reacquisition price and the net carrying amount of the notes, net of the proportionate amount of unamortized debt issuance costs.
On April 11, 2017, we issued $225,000 aggregate principal amount of convertible notes that mature on July 15, 2022 (the “2022 Notes”), unless previously converted or repurchased in accordance with their terms. The 2022 Notes bear interest at a rate of 4.95% per year, payable semi-annually on January 15 and July 15 each year, beginning July 15, 2017. Total proceeds from the issuance of the 2022 Notes, net of underwriting discounts and offering costs, were $218,010.

Certain key terms related to the convertible features for the 2017 Notes, the 2018 Notes, the 2019 Notes, the 2020 Notes and the 2022 Notes (collectively, the “Convertible Notes”) are listed below.

	2017 Notes	2018 Notes	2019 Notes	2020 Notes	2022 Notes
Initial conversion rate(1)	85.8442	82.3451	79.7766	80.6647	100.2305
Initial conversion price	$11.65	$12.14	$12.54	$12.40	$9.98
Conversion rate at September 30, 2017(1)(2)	87.7516	84.1497	79.8360	80.6670	100.2305
Conversion price at September 30, 2017(2)(3)	$11.40	$11.88	$12.53	$12.40	$9.98
Last conversion price calculation date	4/16/2017	8/14/2017	12/21/2016	4/11/2017	4/11/2017
Dividend threshold amount (per share)(4)	$0.101500	$0.101600	$0.110025	$0.110525	$0.083330

(1)	Conversion rates denominated in shares of common stock per $1 principal amount of the Convertible Notes converted.

(2)	Represents conversion rate and conversion price, as applicable, taking into account certain de minimis adjustments that will be made on the conversion date.

(3)	The conversion price will increase only if the current monthly dividends (per share) exceed the dividend threshold amount (per share).

(4)
The conversion rate is increased if monthly cash dividends paid to common shares exceed the monthly dividend threshold amount, subject to adjustment. Current dividend rates are at or below the minimum dividend threshold amount for further conversion rate adjustments for all bonds.

Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the notes surrendered for conversion representing accrued and unpaid interest to, but not including, the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the Convertible Notes.
No holder of Convertible Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. We will not issue any shares in connection with the conversion or redemption of the Convertible Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.
Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Convertible Notes upon a fundamental change at a price equal to 100% of the principal amount of the Convertible Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, upon a fundamental change that constitutes a non-stock change of control we will also pay holders an amount in cash equal to the present value of all remaining interest payments (without duplication of the foregoing amounts) on such Convertible Notes through and including the maturity date.
In connection with the issuance of the Convertible Notes, we incurred $32,147 of fees which are being amortized over the terms of the notes, of which $14,437 remains to be amortized and is included as a reduction within Convertible Notes on the Consolidated Statement of Assets and Liabilities as of September 30, 2017.
During the three months ended September 30, 2017 and September 30, 2016, we recorded $13,656 and $14,713, respectively, of interest costs and amortization of financing costs on the Convertible Notes as interest expense.
Public Notes
On March 15, 2013, we issued $250,000 aggregate principal amount of unsecured notes that mature on March 15, 2023 (the “2023 Notes”). The 2023 Notes bear interest at a rate of 5.875% per year, payable semi-annually on March 15 and September 15 of each year, beginning September 15, 2013. Total proceeds from the issuance of the 2023 Notes, net of underwriting discounts and offering costs, were $243,641.

On April 7, 2014, we issued $300,000 aggregate principal amount of unsecured notes that mature on July 15, 2019 (the “5.00% 2019 Notes”). Included in the issuance is $45,000 of Prospect Capital InterNotes® that were exchanged for the 5.00% 2019 Notes. The 5.00% 2019 Notes bear interest at a rate of 5.00% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2014. Total proceeds from the issuance of the 5.00% 2019 Notes, net of underwriting discounts and offering costs, were $295,998.
On December 10, 2015, we issued $160,000 aggregate principal amount of unsecured notes that mature on June 15, 2024 (the “2024 Notes”). The 2024 Notes bear interest at a rate of 6.25% per year, payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning March 15, 2016. Total proceeds from the issuance of the 2024 Notes, net of underwriting discounts and offering costs, were $155,043. On June 16, 2016, we entered into an at-the-market program with FBR Capital Markets & Co. through which we could sell, by means of at-the-market offerings, from time to time, up to $100,000 in aggregate principal amount of our existing 2024 Notes. As of September 30, 2017, we issued $199,281 in aggregate principal amount of our 2024 Notes for net proceeds of $193,253 after commissions and offering costs.
The 2023 Notes, the 5.00% 2019 Notes, and the 2024 Notes (collectively, the “Public Notes”) are direct unsecured obligations and rank equally with all of our unsecured indebtedness from time to time outstanding.
In connection with the issuance of the 2023 Notes, the 5.00% 2019 Notes, and the 2024 Notes, we incurred $13,613 of fees which are being amortized over the term of the notes, of which $8,655 remains to be amortized and is included as a reduction within Public Notes on the Consolidated Statement of Assets and Liabilities as of September 30, 2017.
During the three months ended September 30, 2017 and September 30, 2016, we recorded $11,041 and $10,780, respectively, of interest costs and amortization of financing costs on the Public Notes as interest expense.
Prospect Capital InterNotes®
On February 16, 2012, we entered into a selling agent agreement (the “Selling Agent Agreement”) with Incapital LLC, as purchasing agent for our issuance and sale from time to time of up to $500,000 of Prospect Capital InterNotes® (the “InterNotes® Offering”), which was increased to $1,500,000 in May 2014. Additional agents may be appointed by us from time to time in connection with the InterNotes® Offering and become parties to the Selling Agent Agreement.
These notes are direct unsecured obligations and rank equally with all of our unsecured indebtedness from time to time outstanding. Each series of notes will be issued by a separate trust. These notes bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance.
During the three months ended September 30, 2017, we issued $27,402 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $26,996. These notes were issued with stated interest rates ranging from 4.00% to 5.00% with a weighted average interest rate of 4.57%. These notes mature between July 15, 2022 and September 15, 2025. The following table summarizes the Prospect Capital InterNotes® issued during the three months ended September 30, 2017.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$17,059	4.00%–4.75%	4.42%	July 15, 2022 – September 15, 2022
7	$2,825	4.75%–5.00%	4.93%	July 15, 2024
8	$7,518	4.50%–5.00%	4.76%	August 15, 2025 – September 15, 2025
	$27,402
During the three months ended September 30, 2016, we issued $38,917 aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of $38,435. These notes were issued with stated interest rates ranging from 5.00% to 5.50% with a weighted average interest rate of 5.42%. These notes mature between July 15, 2021 and September 15, 2021. The following table summarizes the Prospect Capital InterNotes® issued during the three months ended September 30, 2016.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$38,917	5.00%–5.50%	5.42%	July 15, 2021 – September 15, 2021
During the three months ended September 30, 2017, we redeemed $89,980 aggregate principal amount of Prospect Capital InterNotes® at par with a weighted average interest rate of 4.91% in order to replace debt with shorter maturity dates. During the three months ended September 30, 2017, we repaid $1,884 aggregate principal amount of Prospect Capital InterNotes® at par in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. As a result of these transactions, we recorded a loss in the amount of the unamortized debt issuance costs. The net loss on the extinguishment of Prospect Capital InterNotes® in the three months ended September 30, 2017 was $445. The following table summarizes the Prospect Capital InterNotes® outstanding as of September 30, 2017.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
4	$28,352	3.75%–4.00%	3.92%	November 15, 2017 – May 15, 2018
5	304,994	4.00%–5.50%	4.97%	July 15, 2018 – September 15, 2022
5.2	4,440	4.63%	4.63%	August 15, 2020 – September 15, 2020
5.3	2,686	4.63%	4.63%	September 15, 2020
5.4	5,000	4.75%	4.75%	August 15, 2019
5.5	104,862	4.25%–5.00%	4.63%	February 15, 2019 – November 15, 2020
6	2,182	4.88%	4.88%	April 15, 2021 – May 15, 2021
6.5	40,652	5.10%–5.50%	5.24%	February 15, 2020 – May 15, 2022
7	185,200	4.00%–6.55%	5.09%	June 15, 2019 – July 15, 2024
7.5	1,996	5.75%	5.75%	February 15, 2021
8	7,518	4.50%–5.00%	4.76%	August 15, 2025
10	37,454	4.32%–7.00%	6.15%	March 15, 2022 – December 15, 2025
12	2,978	6.00%	6.00%	November 15, 2025 – December 15, 2025
15	17,245	5.25%–6.00%	5.36%	May 15, 2028 – November 15, 2028
18	21,409	4.13%–6.25%	5.53%	December 15, 2030 – August 15, 2031
20	4,248	5.63%–6.00%	5.90%	November 15, 2032 – October 15, 2033
25	33,906	6.25%–6.50%	6.39%	August 15, 2038 – May 15, 2039
30	110,910	5.50%–6.75%	6.24%	November 15, 2042 – October 15, 2043
	$916,032

During the three months ended September 30, 2016, we repaid $1,979 aggregate principal amount of Prospect Capital InterNotes® at par in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. As a result of these transactions, we recorded a loss in the amount of the difference between the reacquisition price and the net carrying amount of the notes, net of the proportionate amount of unamortized debt issuance costs. The net loss on the extinguishment of Prospect Capital InterNotes® in the three months ended September 30, 2016 was $61.

The following table summarizes the Prospect Capital InterNotes® outstanding as of June 30, 2017.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
4	$39,038	3.75%-4.00%	3.92%	November 15, 2017 – May 15, 2018
5	354,805	4.25%-5.50%	5.00%	July 15, 2018 – June 15, 2022
5.2	4,440	4.63%	4.63%	August 15, 2020 – September 15, 2020
5.3	2,686	4.63%	4.63%	September 15, 2020
5.4	5,000	4.75%	4.75%	August 15, 2019
5.5	109,068	4.25%-5.00%	4.67%	February 15, 2019 – November 15, 2020
6	2,182	4.88%	4.88%	April 15, 2021 – May 15, 2021
6.5	40,702	5.10%-5.50%	5.24%	February 15, 2020 – May 15, 2022
7	191,356	4.00%-6.55%	5.38%	June 15, 2019 – December 15, 2022
7.5	1,996	5.75%	5.75%	February 15, 2021
10	37,509	4.27%-7.00%	6.20%	March 15, 2022 – December 15, 2025
12	2,978	6.00%	6.00%	November 15, 2025 – December 15, 2025
15	17,245	5.25%-6.00%	5.36%	May 15, 2028 – November 15, 2028
18	21,532	4.13%-6.25%	5.47%	December 15, 2030 – August 15, 2031
20	4,248	5.63%-6.00%	5.84%	November 15, 2032 – October 15, 2033
25	34,218	6.25%-6.50%	6.39%	August 15, 2038 – May 15, 2039
30	111,491	5.50%-6.75%	6.22%	November 15, 2042 – October 15, 2043
	$980,494
In connection with the issuance of Prospect Capital InterNotes®, we incurred $24,304 of fees which are being amortized over the term of the notes, of which $13,561 remains to be amortized and is included as a reduction within Prospect Capital InterNotes® on the Consolidated Statement of Assets and Liabilities as of September 30, 2017.
During the three months ended September 30, 2017 and September 30, 2016, we recorded $13,384 and $13,213, respectively, of interest costs and amortization of financing costs on the Prospect Capital InterNotes® as interest expense.
Net Asset Value
During the three months ended September 30, 2017, our net asset value decreased by $0.20 per share. This decrease is primarily from net realized and change in unrealized losses of $51,314, or $0.14 per share, and from dividends exceeding net investment income by $17,915, or $0.05 per share. Our net investment income decreased primarily from a decrease in interest income due to reduced returns from our structured credit investments as a result of lower future expected cash flows, an increase in foregone interest from non-accrual loans and decreases in interest income due to repayments on investments. The following table shows the calculation of net asset value per share as of September 30, 2017 and June 30, 2017.

	September 30, 2017	June 30, 2017
Net assets	$3,286,991	$3,354,952
Shares of common stock issued and outstanding	360,310,422	360,076,933
Net asset value per share	$9.12	$9.32

Results of Operations
Net increase in net assets resulting from operations for the three months ended September 30, 2017 and September 30, 2016 was $11,973 and $81,366. During the three months ended September 30, 2017, the $69,393 decrease is primarily due to an increase in net change in unrealized losses on investments of $52,751 recognized for three months ended September 30, 2017 compared to $1,794 decrease in unrealized losses recognized for the three months ended September 30, 2016. This fluctuation is primarily due to unrealized losses in our CLO portfolio and a decline in value of USC investment. Additionally, interest income declined by $23,565 when comparing the results for the three months ended September 30, 2017 and September 30, 2016 primarily due to reduced returns from our structured credit investments due to lower future expected cash flows, an increase in foregone interest from our non-accrual investments, and decreases in interest income due to repayments on investments.
While we seek to maximize gains and minimize losses, our investments in portfolio companies can expose our capital to risks greater than those we may anticipate. These companies typically do not issue securities rated investment grade, and have limited resources, limited operating history, and concentrated product lines or customers. These are generally private companies with limited operating information available and are likely to depend on a small core of management talents. Changes in any of these factors can have a significant impact on the value of the portfolio company.

Investment Income
We generate revenue in the form of interest income on the debt securities that we own, dividend income on any common or preferred stock that we own, and fees generated from the structuring of new deals. Our investments, if in the form of debt securities, will typically have a term of one to ten years and bear interest at a fixed or floating rate. To the extent achievable, we will seek to collateralize our investments by obtaining security interests in our portfolio companies’ assets. We also may acquire minority or majority equity interests in our portfolio companies, which may pay cash or in-kind dividends on a recurring or otherwise negotiated basis. In addition, we may generate revenue in other forms including prepayment penalties and possibly consulting fees. Any such fees generated in connection with our investments are recognized as earned.
Investment income, which consists of interest income, including accretion of loan origination fees and prepayment penalty fees, dividend income and other income, including settlement of net profits interests, overriding royalty interests and structuring fees, was $158,579 and $179,832 for the three months ended September 30, 2017 and September 30, 2016, respectively. Investment income decreased from three months ended September 30, 2016 compared to the three months ended September 30, 2017 primarily due to reduced returns from our structured credit investments due to lower future expected cash flows, an increase in foregone interest of $6,407, primarily from our new non-accrual investments and decreases in interest income due to lower levels of performing investments.
The following table describes the various components of investment income and the related levels of debt investments:

	Three Months Ended September 30,
	2017	2016
Interest income	$148,085	$171,650
Dividend income	544	2,384
Other income	9,950	5,798
Total investment income	$158,579	$179,832

Average debt principal of performing interest bearing investments(1)	$5,421,375	$5,688,154
Weighted average interest rate earned on performing interest bearing investments(1)	10.93%	12.07%
Average debt principal of all interest bearing investments	$5,770,167	$5,937,253
Weighted average interest rate earned on all interest bearing investments	10.27%	11.56%
(1) Excludes equity investments and non-accrual loans.

Average interest income producing assets decreased from $5,688,154 for the three months ended September 30, 2016 to $5,421,375 for the three months ended September 30, 2017. We have not been fully invested, which along with non-performing assets, contributed to the decline. The average interest earned on interest bearing performing assets decreased from 12.07% for the three months ended September 30, 2016 to 10.93% for the three months ended September 30, 2017. The decrease is primarily due to reduced returns from our structured credit investments due to lower future expected cash flows, an increase in foregone interest from our non-accrual investments, and decreases in interest income due to repayments on investments.

Investment income is also generated from dividends and other income which is less predictable than interest income. Dividend income decreased from $2,384 for the three months ended September 30, 2016 to $544 for the three months ended September 30, 2017. The $1,840 decrease in dividend income is primarily attributable to a $1,840 dividend received during the three months ended September 30, 2016 from our investment in Nationwide Loan Company LLC (“NAC”). No such dividend was received from NAC during the three months ended September 30, 2017.

Other income has come primarily from structuring fees, royalty interests, and settlement of net profits interests. Income from other sources increased from $5,798 for the three months ended September 30, 2016 to $9,950 for the three months ended September 30, 2017. The $4,152 increase is primarily attributable to an increase in structuring fees and amendment fees which are generated from new originations as well as from follow-on investments and amendments to existing portfolio companies.

Operating Expenses
Our primary operating expenses consist of investment advisory fees (base management and income incentive fees), borrowing costs, legal and professional fees, overhead-related expenses and other operating expenses. These expenses include our allocable portion of overhead under the Administration Agreement with Prospect Administration under which Prospect Administration provides administrative services and facilities for us. Our investment advisory fees compensate the Investment Adviser for its work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other costs and expenses of our operations and transactions. Operating expenses were $94,847 and $100,913 for the three months ended September 30, 2017 and September 30, 2016, respectively.
Total gross base management fee was $30,379 and $31,340 for the three months ended September 30, 2017 and September 30, 2016, respectively. The decrease in total gross base management fee is directly related a decrease in average total assets. The Investment Adviser has entered into a servicing agreement with certain institutions who purchased loans with us, where we serve as the agent and collect a servicing fee on behalf of the Investment Adviser. We received payments of $216 and $548 from these institutions for the three months ended September 30, 2017 and September 30, 2016, respectively, on behalf of the Investment Adviser, for providing such services under the servicing agreement. We were given a credit for these payments as a reduction of base management fee payable by us to the Investment Adviser resulting in net base management fees of $30,163 and $30,792 for the three months ended September 30, 2017 and September 30, 2016, respectively.
For the three months ended September 30, 2017 and September 30, 2016, we incurred $15,933 and $19,730 of income incentive fees, respectively ($0.04 and $0.06 per weighted average share, respectively). This decrease was driven by a corresponding decrease in pre-incentive fee net investment income from $98,649 for the three months ended September 30, 2016 to $79,665 for the three months ended September 30, 2017, primarily from decreases in interest income due to reduced returns from our structured credit investments due to lower future expected cash flows and repayments on investments. No capital gains incentive fee has yet been incurred pursuant to the Investment Advisory Agreement.
During the three months ended September 30, 2017 and September 30, 2016, we incurred $41,035 and $41,669 respectively, of interest expenses related to our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® (collectively, our “Notes”). These expenses are related directly to the leveraging capacity put into place for each of those periods and the levels of indebtedness actually undertaken in those periods.

The table below describes the various expenses of our Notes and the related indicators of leveraging capacity and indebtedness during these years.

	Three Months Ended September 30,
	2017	2016
Interest on borrowings	$35,538	$35,714
Amortization of deferred financing costs	3,166	3,634
Accretion of discount on Public Notes	69	64
Facility commitment fees	2,262	2,257
Total interest and credit facility expenses	$41,035	$41,669

Average principal debt outstanding	$2,666,070	$2,667,420
Annualized weighted average stated interest rate on borrowings(1)	5.33%	5.36%
Annualized weighted average interest rate on borrowings(2)	6.16%	6.25%

(1)	Includes only the stated interest expense.

(2)	Includes the stated interest expense, amortization of deferred financing costs, accretion of discount on Public Notes and commitment fees on the undrawn portion of our Revolving Credit Facility.
Interest expense is relatively stable for the three months ended September 30, 2017 as compared to three months ended September 30, 2016. The weighted average stated interest rate on borrowings (excluding amortization, accretion and undrawn facility fees) decreased from 5.36% for the three months ended September 30, 2016 to 5.33% for the three months ended September 30, 2017. This decrease is primarily due to the repurchases and maturities of our Convertible Notes and Prospect Capital InterNotes® which yielded higher rates than the remaining debt.
The allocation of gross overhead expense from Prospect Administration was $4,710 and $4,871 for the three months ended September 30, 2017 and September 30, 2016, respectively. Prospect Administration received estimated payments of $1,182 and $1,338 directly from our portfolio companies and certain funds managed by the Investment Adviser for legal, tax and portfolio level accounting services during the three months ended September 30, 2017 and September 30, 2016, respectively. We were given a credit for these payments as a reduction of the administrative services cost payable by us to Prospect Administration. Had Prospect Administration not received these payments, Prospect Administration’s charges for its administrative services would have increased by these amounts. Net overhead during the three months ended September 30, 2017 and September 30, 2016 totaled $3,528 and $3,533, respectively.
Total operating expenses, excluding investment advisory fees, interest and credit facility expenses, and allocation of overhead from Prospect Administration (“Other Operating Expenses”) were $4,188 and $5,189 for the three months ended September 30, 2017 and September 30, 2016, respectively. The decrease of $1,001 during the three months ended September 30, 2017 is primarily due to a decrease in legal, audit, compliance and tax related fees as well as investor relations fees.
Net Investment Income
Net investment income represents the difference between investment income and operating expenses. Net investment income was $63,732 and $78,919 for the three months ended September 30, 2017 and September 30, 2016, respectively. Net investment income for the three months ended September 30, 2017 and September 30, 2016 was $0.18 and $0.22 per weighted average share, respectively. During the three months ended September 30, 2017, the decrease of $15,187, or $0.04 per weighted average share, is primarily due to the decrease in interest income by $23,565, or $0.07 per weighted average share, which is due to reduced returns from our structured credit investments due to lower future expected cash flows, an increase in foregone interest from our non-accrual investments, and a decrease in interest income due to lower levels of performing investments. This decrease was offset by a $4,426, or $0.01 per weighted average share, decrease in investment advisory fees.

Net Realized Gains (Losses)
During the three months ended September 30, 2017, we recognized a net realized gain of $1,437, as compared to the $714 of net realized gain recognized during three months ended September 30, 2016. The net realized gain during the three months ended September 30, 2017 was primarily due to the exchange of our loans with Targus International, LLC into common shares of Targus Cayman Holdco Limited, resulting in a realized gain of $846. Additionally, during the three months ended September 30, 2017, we recognized a realized gain on the call of our Madison IX CLO investment in the amount of $827. These gains were offset by the write-off of defaulted loans in our small business lending portfolio of $267.
Net Change in Unrealized Gains (Losses)
Net change in unrealized gains (losses) was ($52,751) and $1,794 for the three months ended September 30, 2017 and September 30, 2016, respectively. For the three months ended September 30, 2017, the $52,751 net change in unrealized losses was primarily the result of $44,754 unrealized losses in our CLO portfolio due to a decline in the weighted average spread in the underlying senior secured loan portfolios, increase in discount rates, and collateral losses. The value of our investment in USC decreased by $13,407 due to both a decline in operating performance and the overall decline in demand for firearms and ammunition.
For the three months ended September 30, 2016, the $1,794 change in net unrealized gains was driven primarily due to improved operating performance in our controlled companies comprising $13,366 of total net change in unrealized gains, along with certain non-controlled investments - Pacific World Corporation, LaserShip, Capstone Logistics Acquisition, Inc., and Arctic Glacier - comprising $12,093 of total net change in unrealized gains. These combined unrealized gains were partially offset by unrealized losses in our CLO portfolio primarily due to a slight increase in defaults and ratings migration in the underlying collateral and an increase in the LIBOR rate.
Financial Condition, Liquidity and Capital Resources
For the three months ended September 30, 2017 and September 30, 2016, our operating activities provided (used) $99,946 and
($53,833) of cash, respectively. There were no investing activities for the three months ended September 30, 2017 and September 30, 2016. Financing activities used $153,512 and $131,725 of cash during the three months ended September 30, 2017 and September 30, 2016, respectively, which included dividend payments of $88,321 and $81,596, respectively. Our primary uses of funds have been to continue to invest in portfolio companies, through both debt and equity investments, repay outstanding borrowings and to make cash distributions to holders of our common stock.
Our primary sources of funds have historically been issuances of debt and equity. More recently, we have and may continue to fund a portion of our cash needs through repayments and opportunistic sales of our existing investment portfolio. We may also securitize a portion of our investments in unsecured or senior secured loans or other assets. Our objective is to put in place such borrowings in order to enable us to expand our portfolio. During the three months ended September 30, 2017, we had no borrowings and repayments under the Revolving Credit Facility. As of September 30, 2017, we had, net of unamortized discount and debt issuance costs, $938,716 outstanding on the Convertible Notes, $738,805 outstanding on the Public Notes and $902,471 outstanding on the Prospect Capital InterNotes®, and no outstanding balance on the Revolving Credit Facility. (See “Capitalization” above.)
Undrawn committed revolvers and delayed draw term loans to our portfolio companies incur commitment and unused fees ranging from 0.00% to 4.00%. As of September 30, 2017 and June 30, 2017, we had $31,909 and $22,925, respectively, of undrawn revolver and delayed draw term loan commitments to our portfolio companies. The fair value of our undrawn committed revolvers and delayed draw term loans was zero as of September 30, 2017 and June 30, 2017.
Our shareholders’ equity accounts as of September 30, 2017, June 30, 2017 reflect cumulative shares issued, net of shares repurchased, as of those respective dates. Our common stock has been issued through public offerings, a registered direct offering, the exercise of over-allotment options on the part of the underwriters, our dividend reinvestment plan and in connection with the acquisition of certain controlled portfolio companies. When our common stock is issued, the related offering expenses have been charged against paid-in capital in excess of par. All underwriting fees and offering expenses were borne by us.
As part of our Repurchase Program, we delivered a notice with our annual proxy mailing on September 22, 2017. We did not repurchase any shares of our common stock for the three months ended September 30, 2017 or September 30, 2016.
On October 30, 2017, our Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration Statement, we can issue up to $5,000,000 of additional debt and equity securities in the public market as of October 30, 2017.

Off-Balance Sheet Arrangements
As of September 30, 2017, we did not have any off-balance sheet liabilities or other contractual obligations that are reasonably likely to have a current or future material effect on our financial condition, other than those which originate from 1) the investment advisory and management agreement and the administration agreement and 2) the portfolio companies.
Recent Developments
We provided notice to call on September 11, 2017 which settled on October 15, 2017, $55,351 million of our Prospect Capital InterNotes® at par maturing between April 15, 2018 and October 15, 2019, with a weighted average rate of 4.85%.
We have provided notice to call on October 9, 2017 with settlement on November 15, 2017, $27,181 of our Prospect Capital InterNotes® at par maturing between May 15, 2018 and November 15, 2019, with a weighted average rate of 4.70%.
On October 15, 2017, the 2017 Notes, which had an outstanding principal balance of $50,734, matured and were repaid in full.
On October 16, 2017, we made a $27,500 second lien secured investment in Transplace Holdings, a provider of transportation management solutions, in support of an acquisition of the company.
On October 30, 2017, our post-effective amendment to our Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration Statement, as amended, we can issue up to $4,651,345 of additional debt and equity securities in the public market as of October 30, 2017.
On November 3, 2017, we made a $28,000 second lien secured investment to support the acquisition of Securus Technologies Holdings, a provider of mission-critical communication technology solutions and services.
During the period from October 11, 2017 through November 8, 2017, we purchased additional common equity of NPRC through NPH for $42,915. The financing was utilized by NPRC for the acquisitions of multi-family real estate portfolios. Additionally, we provided $4,094 of equity financing to NPRC which was used to fund capital expenditures for existing properties.
During the period from October 1, 2017 through November 8, 2017 we issued $15,877 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $15,636.
On November 8, 2017, we announced the declaration of monthly dividends in the following amounts and with the following dates:

•	$0.06 per share for November 2017 to holders of record on November 30, 2017 with a payment date of December 21, 2017.

•	$0.06 per share for December 2017 to holders of record on December 29, 2017 with a payment date of January 18, 2018.

•	$0.06 per share for January 2018 to holders of record on January 31, 2018 with a payment date of February 15, 2018.
Critical Accounting Policies and Estimates
Basis of Presentation and Consolidation
The accompanying consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) pursuant to the requirements for reporting on Form 10-Q, ASC 946, Financial Services—Investment Companies (“ASC 946”), and Articles 6, 10 and 12 of Regulation S-X. Under the 1940 Act, ASC 946, and the regulations pursuant to Article 6 of Regulation S-X, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services to benefit us. Our consolidated financial statements include the accounts of Prospect, PCF, PSBL, PYC, and the Consolidated Holding Companies. All intercompany balances and transactions have been eliminated in consolidation. The financial results of our non-substantially wholly-owned holding companies and operating portfolio company investments are not consolidated in the financial statements. Any operating companies owned by the Consolidated Holding Companies are not consolidated.
Reclassifications

Certain reclassifications have been made in the presentation of prior consolidated financial statements and accompanying notes to conform to the presentation as of and for the three months ended September 30, 2017.

Use of Estimates
The preparation of the consolidated financial statements in accordance with GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, creditworthiness of the issuers of our investment portfolio and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.
Investment Classification
We are a non-diversified company within the meaning of the 1940 Act. As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of more than 25% of the voting securities of an investee company. Under the 1940 Act, “Affiliate Investments” are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments.
As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). As of September 30, 2017 and June 30, 2017, our qualifying assets as a percentage of total assets, stood at 72.52% and 71.75%, respectively.
Investment Transactions
Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. In accordance with ASC 325-40, Beneficial Interest in Securitized Financial Assets, investments in CLOs are periodically assessed for other-than-temporary impairment (“OTTI”). When the Company determines that a CLO has OTTI, the amortized cost basis of the CLO is written down to its fair value as of the date of the determination based on events and information evaluated and that write-down is recognized as a realized loss. Amounts for investments traded but not yet settled are reported in Due to Broker or Due from Broker, in the Consolidated Statements of Assets and Liabilities.
Foreign Currency
Foreign currency amounts are translated into US Dollars (USD) on the following basis:

i.	fair value of investment securities, other assets and liabilities—at the spot exchange rate on the last business day of the period; and

ii.	purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such investment transactions, income or expenses.
We do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held or disposed of during the period. Such fluctuations are included within the net realized and net change in unrealized gains or losses from investments in the Consolidated Statements of Operations.
Investment Risks
Our investments are subject to a variety of risks. Those risks include the following:
Market Risk
Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.
Credit Risk
Credit risk represents the risk that we would incur if the counterparties failed to perform pursuant to the terms of their agreements with us.

Liquidity Risk
Liquidity risk represents the possibility that we may not be able to rapidly adjust the size of our investment positions in times of high volatility and financial stress at a reasonable price.
Interest Rate Risk
Interest rate risk represents a change in interest rates, which could result in an adverse change in the fair value of an interest-bearing financial instrument.
Prepayment Risk
Many of our debt investments allow for prepayment of principal without penalty. Downward changes in interest rates may cause prepayments to occur at a faster than expected rate, thereby effectively shortening the maturity of the security and making us less likely to fully earn all of the expected income of that security and reinvesting in a lower yielding instrument.
Structured Credit Related Risk

CLO investments may be riskier and less transparent to us than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.
Online Small-and-Medium-Sized Business Lending Risk
With respect to our online SME lending initiative, we invest primarily in marketplace loans through marketplace lending facilitators.  We do not conduct loan origination activities ourselves. Therefore, our ability to purchase SME loans, and our ability to grow our portfolio of SME loans, is directly influenced by the business performance and competitiveness of the marketplace loan origination business of the marketplace lending facilitators from which we purchase SME loans. In addition, our ability to analyze the risk-return profile of SME loans is significantly dependent on the marketplace facilitators’ ability to effectively evaluate a borrower's credit profile and likelihood of default. If we are unable to effectively evaluate borrowers' credit profiles or the credit decisioning and scoring models implemented by each facilitator, we may incur unanticipated losses which could adversely impact our operating results.
Foreign Currency
Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.
Investment Valuation
To value our investments, we follow the guidance of ASC 820, Fair Value Measurement (“ASC 820”), that defines fair value, establishes a framework for measuring fair value in conformity with accounting principles generally accepted in the United States of America (“GAAP”), and requires disclosures about fair value measurements. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.
ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:
Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.
Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.
Level 3: Unobservable inputs for the asset or liability.
In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.
Investments for which market quotations are readily available are valued at such market quotations.
For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below.

1.	Each portfolio company or investment is reviewed by our investment professionals with independent valuation firms engaged by our Board of Directors.

2.	The independent valuation firms prepare independent valuations for each investment based on their own independent assessments and issue their report.

3.
The Audit Committee of our Board of Directors reviews and discusses with the independent valuation firms the valuation reports, and then makes a recommendation to the Board of Directors of the value for each investment.

4.
The Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the respective independent valuation firm and the Audit Committee.

Our non-CLO investments are valued utilizing a yield technique, enterprise value (“EV”) technique, net asset value technique, liquidation technique, discounted cash flow technique, or a combination of techniques, as appropriate. The yield technique uses loan spreads for loans and other relevant information implied by market data involving identical or comparable assets or liabilities. Under the EV technique, the EV of a portfolio company is first determined and allocated over the portfolio company’s securities in order of their preference relative to one another (i.e., “waterfall” allocation). To determine the EV, we typically use a market (multiples) valuation approach that considers relevant and applicable market trading data of guideline public companies, transaction metrics from precedent merger and acquisitions transactions, and/or a discounted cash flow technique. The net asset value technique, an income approach, is used to derive a value of an underlying investment (such as real estate property) by dividing a relevant earnings stream by an appropriate capitalization rate. For this purpose, we consider capitalization rates for similar properties as may be obtained from guideline public companies and/or relevant transactions. The liquidation technique is intended to approximate the net recovery value of an investment based on, among other things, assumptions regarding liquidation proceeds based on a hypothetical liquidation of a portfolio company’s assets. The discounted cash flow technique converts future cash flows or earnings to a range of fair values from which a single estimate may be derived utilizing an appropriate discount rate. The fair value measurement is based on the net present value indicated by current market expectations about those future amounts.
In applying these methodologies, additional factors that we consider in valuing our investments may include, as we deem relevant: security covenants, call protection provisions, and information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; the principal markets in which the portfolio company does business; publicly available financial ratios of peer companies; the principal market; and enterprise values, among other factors.
Our investments in CLOs are classified as Level 3 fair value measured securities under ASC 820 and are valued primarily using a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows from the underlying assets and liabilities.  These cash flows, after payments to debt tranches senior to our equity positions, are discounted using appropriate market discount rates, and relevant data in the CLO market as well as certain benchmark credit indices are considered, to determine the value of each CLO investment.  In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the multi-path cash flows.  We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold, as those portfolios are managed by non-affiliated third party CLO collateral managers. The main risk factors are default risk, prepayment risk, interest rate risk, downgrade risk, and credit spread risk.
Valuation of Other Financial Assets and Financial Liabilities
ASC 825, Financial Instruments, specifically ASC 825-10-25, permits an entity to choose, at specified election dates, to measure eligible items at fair value (the “Fair Value Option”). We have not elected the Fair Value Option to report selected financial assets and financial liabilities. See Note 8 in the accompanying Consolidated Financial Statements for further discussion of our financial liabilities that are measured using another measurement attribute.

Convertible Notes
We have recorded the Convertible Notes at their contractual amounts. We have determined that the embedded conversion options in the Convertible Unsecured Notes are not required to be separately accounted for as a derivative under ASC 815, Derivatives and Hedging. See Note 5 in the accompanying Consolidated Financial Statements for further discussion.
Revenue Recognition
Realized gains or losses on the sale of investments are calculated using the specific identification method.
Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Loan origination fees, original issue discount, and market discounts are capitalized and accreted into interest income over the respective terms of the applicable loans using the effective interest method or straight-line, as applicable, and adjusted only for material amendments or prepayments. Upon a prepayment of a loan, prepayment premiums, original issue discount, or market discounts are recorded as interest income. Other income generally includes amendment fees, commitment fees, administrative agent fees and structuring fees which are recorded when earned.
Loans are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Unpaid accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis depending upon management’s judgment of the collectibility of the loan receivable. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management’s judgment, is likely to remain current. As of September 30, 2017, approximately 2.1% of our total assets at fair value are in non-accrual status.
Some of our loans and other investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK income computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date. PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, we capitalize the accrued interest (reflecting such amounts as the basis in the additional securities received). PIK generally becomes due at maturity of the investment or upon the investment being called by the issuer. At the point that we believe PIK is not fully expected to be realized, the PIK investment will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are reversed from the related receivable through interest or dividend income, respectively. We do not reverse previously capitalized PIK interest or dividends. Upon capitalization, PIK is subject to the fair value estimates associated with their related investments. PIK investments on non-accrual status are restored to accrual status if we believe that PIK is expected to be realized.
Interest income from investments in the “equity” class of security of CLO funds (typically preferred shares, income notes or subordinated notes) and “equity” class of security of securitized trust is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC 325-40, Beneficial Interests in Securitized Financial Assets. We monitor the expected cash inflows from our CLO and securitized trust equity investments, including the expected residual payments, and the effective yield is determined and updated periodically.
Dividend income is recorded on the ex-dividend date.
Structuring fees and similar fees are recognized as income is earned, usually when paid. Structuring fees, excess deal deposits, net profits interests and overriding royalty interests are included in other income. See Note 10 in the accompanying Consolidated Financial Statements for further discussion.
Federal and State Income Taxes
We have elected to be treated as a RIC and intend to continue to comply with the requirements of the Code applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.
If we do not distribute (or are not deemed to have distributed) at least 98% of our annual ordinary income and 98.2% of our capital gains in the calendar year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual ordinary income and 98.2% of our capital gains exceed the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income. As of September 30, 2017, we do not expect to have any excise tax due for the 2017 calendar year. Thus, we have not accrued any excise tax for this period.
If we fail to satisfy the annual distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate income tax rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our shareholders our accumulated earnings and profits attributable to non-RIC years. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.
We follow ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the consolidated financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. September 2017As of September 30, 2017 and for the three months then ended, we did not record any unrecognized tax benefits or liabilities. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although we file both federal and state income tax returns, our major tax jurisdiction is federal. Our federal tax returns for the tax years ended August 31, 2014 and thereafter remain subject to examination by the Internal Revenue Service.
Dividends and Distributions
Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a monthly dividend or distribution is approved by our Board of Directors quarterly and is generally based upon our management’s estimate of our future taxable earnings. Net realized capital gains, if any, are distributed at least annually.
Financing Costs
We record origination expenses related to our Revolving Credit Facility and the Unsecured Notes as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method over the stated life of the obligation for our Revolving Credit Facility. The same methodology is used to approximate the effective yield method for our Prospect Capital InterNotes® and our 2024 Notes Follow-on Program. The effective interest method is used to amortize deferred financing costs for our remaining Unsecured Notes over the respective expected life or maturity. In the event that we modify or extinguish our debt before maturity, we follow the guidance in ASC 470-50, Modification and Extinguishments (“ASC 470-50”). For modifications to or exchanges of our Revolving Credit Facility, any unamortized deferred costs relating to lenders who are not part of the new lending group are expensed. For extinguishments of our Unsecured Notes, any unamortized deferred costs are deducted from the carrying amount of the debt in determining the gain or loss from the extinguishment.
Unamortized deferred financing costs are presented as a direct deduction to the respective Unsecured Notes (see Notes 5, 6, and 7 in the accompanying Consolidated Financial Statements for further discussion).
We may record registration expenses related to shelf filings as prepaid expenses. These expenses consist principally of SEC registration fees, legal fees and accounting fees incurred. These prepaid expenses are charged to capital upon the receipt of proceeds from an equity offering or charged to expense if no offering is completed. As of September 30, 2017 and June 30, 2017, there are no prepaid expenses related to registration expenses and all amounts incurred have been expensed.

Guarantees and Indemnification Agreements
We follow ASC 460, Guarantees (“ASC 460”). ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual consolidated financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees.
Per Share Information
Net increase or decrease in net assets resulting from operations per share is calculated using the weighted average number of common shares outstanding for the period presented. In accordance with ASC 946, convertible securities are not considered in the calculation of net asset value per share.
Recent Accounting Pronouncements
In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), which amends the financial instruments impairment guidance so that an entity is required to measure expected credit losses for financial assets based on historical experience, current conditions and reasonable and supportable forecasts. As such, an entity will use forward-looking information to estimate credit losses. ASU 2016-13 also amends the guidance in FASB ASC Subtopic No. 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, related to the subsequent measurement of accretable yield recognized as interest income over the life of a beneficial interest in securitized financial assets under the effective yield method. ASU 2016-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted as of the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. We are currently evaluating the impact, if any, of adopting this ASU on our consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (“ASU 2016-15”), which addresses certain aspects of cash flow statement classification. One such amendment requires cash payments for debt prepayment or debt extinguishment costs to be classified as cash outflows for financing activities. ASU 2016-15 is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period. An entity that elects early adoption must adopt all of the amendments in the same period. The adoption of the amended guidance in ASU 2016-15 is not expected to have a significant effect on our consolidated financial statements and disclosures.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK
We are subject to financial market risks, including changes in interest rates and equity price risk. Interest rate sensitivity refers to the change in our earnings that may result from changes in the level of interest rates impacting some of the loans in our portfolio which have floating interest rates. Additionally, because we fund a portion of our investments with borrowings, our net investment income is affected by the difference between the rate at which we invest and the rate at which we borrow. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. See “Risk Factors - Risks Relating to Our Business - Changes in interest rates may affect our cost of capital and net investment income.”
Our debt investments may be based on floating rates or fixed rates. For our floating rate loans the rates are determined from the LIBOR, EURO Interbank Offer Rate, the Federal Funds Rate or the Prime Rate. The floating interest rate loans may be subject to a LIBOR floor. Our loans typically have durations of one to three months after which they reset to current market interest rates. As of September 30, 2017, 90.5% of the interest earning investments in our portfolio, at fair value, bore interest at floating rates.
We also have a revolving credit facility and certain Prospect Capital InterNotes® issuances that are based on floating LIBOR rates. Interest on borrowings under the revolving credit facility is one-month LIBOR plus 225 basis points with no minimum LIBOR floor and there is no outstanding balance as of September 30, 2017. Interest on five Prospect Capital InterNotes® is three-month LIBOR plus a range of 300 to 350 basis points with no minimum LIBOR floor. The Convertible Notes, Public Notes and remaining Prospect Capital InterNotes® bear interest at fixed rates.
The following table shows the approximate annual impact on net investment income of base rate changes in interest rates (considering interest rate flows for floating rate instruments, excluding our investments in CLO residual interests) to our loan portfolio and outstanding debt as of September 30, 2017, assuming no changes in our investment and borrowing structure:

(in thousands) Basis Point Change	Interest Income	Interest Expense	Net Investment Income	Net Investment Income (1)
Up 300 basis points	$96,321	$43	$96,278	$77,022
Up 200 basis points	62,245	29	62,216	49,773
Up 100 basis points	28,648	14	28,634	22,907
Down 100 basis points	(6,969)	(19)	(6,950)	(5,560)

(1)	Includes the impact of income incentive fees. See Note 13 in the accompanying Consolidated Financial Statements for more information on income incentive fees.

As of September 30, 2017, one and three month LIBOR was 1.23% and 1.33%, respectively.

We may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of higher interest rates with respect to our portfolio of investments. During the quarter ended September 30, 2017, we did not engage in hedging activities.

REGISTRATION AND SETTLEMENT
The Depository Trust Company
All of the notes we offer will be issued in book-entry only form. This means that we will not issue certificates for notes, except in the limited case described below. Instead, we will issue global notes in registered form. Each global note will be held through DTC and will be registered in the name of Cede & Co., as nominee of DTC.
Accordingly, Cede & Co. will be the holder of record of the notes. Each note represented by a global note evidences a beneficial interest in that global note.
Beneficial interests in a global note will be shown on, and transfers are effected through, records maintained by DTC or its participants. In order to own a beneficial interest in a note, you must be an institution that has an account with DTC or have a direct or indirect account with such an institution. Transfers of ownership interests in the notes will be accomplished by making entries in DTC participants’ books acting on behalf of beneficial owners.
So long as DTC or its nominee is the registered holder of a global note, DTC or its nominee, as the case may be, will be the sole holder and owner of the notes represented thereby for all purposes, including payment of principal and interest, under the indenture. Except as otherwise provided below, you will not be entitled to receive physical delivery of certificated notes and will not be considered the holder of the notes for any purpose under the indenture. Accordingly, you must rely on the procedures of DTC and the procedures of the DTC participant through which you own your note in order to exercise any rights of a holder of a note under the indenture. The laws of some jurisdictions require that certain purchasers of notes take physical delivery of such notes in certificated form. Those limits and laws may impair the ability to transfer beneficial interests in the notes.
Each global note representing notes will be exchangeable for certificated notes of like tenor and terms and of differing authorized denominations in a like aggregate principal amount, only if (1) DTC notifies us that it is unwilling or unable to continue as depositary for the global notes or we become aware that DTC has ceased to be a clearing agency registered under the Exchange Act and, in any such case we fail to appoint a successor to DTC within 60 calendar days, (2) we, in our sole discretion, determine that the global notes shall be exchangeable for certificated notes or (3) an event of default has occurred and is continuing with respect to the notes under the indenture. Upon any such exchange, the certificated notes shall be registered in the names of the beneficial owners of the global note representing the notes.
The following is based on information furnished by DTC:
DTC will act as securities depositary for the notes. The notes will be issued as fully-registered notes registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. Generally, one fully registered global note will be issued for all of the principal amount of the notes.
DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 2 million issues of U.S. and non-U.S. equity issues, corporate and municipal debt issues and money market instruments from over 85 countries that DTC’s direct participants deposit with DTC.
DTC also facilitates the post-trade settlement among direct participants of sales and other securities transactions in deposited securities, through electronic computerized book-entry transfers and pledges between direct participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct participants include both U.S. and non U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”). DTCC, in turn, is owned by a number of direct participants of DTC and members of the National Securities Clearing Corporation, Government Securities Clearing Corporation, MBS Clearing Corporation, and Emerging Markets Clearing Corporation, as well as by The New York Stock Exchange, Inc., the American Stock Exchange LLC, and the Financial Industry Regulatory Authority, Inc. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly. The DTC rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com.
Purchases of the notes under the DTC system must be made by or through direct participants, which will receive a credit for the notes on DTC’s records. The beneficial interest of each actual purchaser of each note is in turn to be recorded on the direct and indirect participants’ records. Beneficial owners will not receive written confirmation from DTC of their purchase.

Beneficial owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the direct or indirect participant through which the beneficial owner entered into the transaction. Transfers of beneficial interests in the notes are to be accomplished by entries made on the books of direct and indirect participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their beneficial interests in notes, except in the event that use of the book-entry system for the notes is discontinued.
To facilitate subsequent transfers, all notes deposited by direct participants with DTC will be registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of the notes with DTC and their registration in the name of Cede & Co. or such other nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual beneficial owners of the notes; DTC’s records reflect only the identity of the direct participants to whose accounts such notes will be credited, which may or may not be the beneficial owners. The direct and indirect participants will remain responsible for keeping account of their holdings on behalf of their customers.
Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. Beneficial owners of the notes may wish to take certain steps to augment the transmission to them of notices of significant events with respect to the notes, such as redemption, tenders, defaults, and proposed amendments to the security documents. For example, beneficial owners of the notes may wish to ascertain that the nominee holding the notes for their benefit has agreed to obtain and transmit notices to beneficial owners. In the alternative, beneficial owners may wish to provide their names and addresses to the registrar of the notes and request that copies of the notices be provided to them directly. Any such request may or may not be successful.
Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to the notes unless authorized by a direct participant in accordance with DTC’s procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the regular record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those direct participants to whose accounts the notes are credited on the record date (identified in a listing attached to the Omnibus Proxy).
We will pay principal and or interest payments on the notes in same-day funds directly to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit direct participants’ accounts on the applicable payment date in accordance with their respective holdings shown on DTC’s records upon DTC’s receipt of funds and corresponding detail information. Payments by participants to beneficial owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of these participants and not of DTC or any other party, subject to any statutory or regulatory requirements that may be in effect from time to time. Payment of principal and interest to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC, is our responsibility, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of the direct or indirect participant.
We will send any redemption notices to DTC. If less than all of the notes are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each direct participant in such issue to be redeemed.
A beneficial owner, or its authorized representative, shall give notice to elect to have its notes repaid by us, through its direct or indirect participant, to the trustee, and shall effect delivery of such notes by causing the direct participant to transfer that participant’s interest in the global note representing such notes, on DTC’s records, to the trustee. The requirement for physical delivery of notes in connection with a demand for repayment will be deemed satisfied when the ownership rights in the global note representing such notes are transferred by the direct participants on DTC’s records.
DTC may discontinue providing its services as securities depository for the notes at any time by giving us reasonable notice. Under such circumstances, if a successor securities depositary is not obtained, we will print and deliver certificated notes. We may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depositary). In that event, we will print and deliver certificated notes.
The information in this section concerning DTC and DTC’s system has been obtained from sources that we believe to be reliable, but neither we, the Purchasing Agent nor any agent takes any responsibility for its accuracy.
Registration, Transfer and Payment of Certificated Notes
If we ever issue notes in certificated form, those notes may be presented for registration, transfer and payment at the office of the registrar or at the office of any transfer agent designated and maintained by us. We have originally designated

American Stock Transfer & Trust Company, LLC to act in those capacities for the notes. The registrar or transfer agent will make the transfer or registration only if it is satisfied with the documents of title and identity of the person making the request. There will not be a service charge for any exchange or registration of transfer of the notes, but we may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with the exchange. At any time, we may change transfer agents or approve a change in the location through which any transfer agent acts. We also may designate additional transfer agents for any notes at any time.
We will not be required to: (1) issue, exchange or register the transfer of any note to be redeemed for a period of 15 days after the selection of the notes to be redeemed; (2) exchange or register the transfer of any note that was selected, called or is being called for redemption, except the unredeemed portion of any note being redeemed in part; or (3) exchange or register the transfer of any note as to which an election for repayment by the holder has been made, except the unrepaid portion of any note being repaid in part.
We will pay principal of and interest on any certificated notes at the offices of the paying agents we may designate from time to time. Generally, we will pay interest on a note by check on any interest payment date other than at stated maturity or upon earlier redemption or repayment to the person in whose name the note is registered at the close of business on the regular record date for that payment. We will pay principal and interest at stated maturity or upon earlier redemption or repayment in same-day funds against presentation and surrender of the applicable notes.

SUPPLEMENT TO MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following summary of U.S. federal income tax considerations supplements the discussion set forth under the heading “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus and is subject to the qualifications and assumptions set forth therein.
The following is a general summary of U.S. federal income tax considerations generally applicable to the purchase, ownership and disposition of the notes. This discussion is based upon the Code, Treasury Regulations and judicial decisions and administrative interpretations thereof, all as of the date hereof and all of which are subject to change or differing interpretations, possibly with retroactive effect. No ruling from the Internal Revenue Service (“IRS”) has been or will be sought regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below.
This discussion applies only to a holder of notes that acquires the notes pursuant to this offering at their “issue price” within the meaning of the applicable provisions of the Code and who holds the notes as a capital asset (generally, property held for investment) under the Code. This discussion does not address any U.S. federal estate or gift tax consequences or any state, local or non-U.S. tax consequences. In addition, this discussion does not address all aspects of U.S. federal income taxation that may be applicable to investors in light of their particular circumstances, or to investors subject to special treatment under U.S. federal income tax law, including, but not limited to:

•	banks, insurance companies or other financial institutions;

•	pension plans or trusts;

•	U.S. noteholders (as defined below) whose functional currency is not the U.S. dollar;

•	real estate investment trusts;

•	regulated investment companies;

•	persons subject to the alternative minimum tax;

•	cooperatives;

•	tax-exempt organizations;

•	dealers in securities;

•	expatriates;

•	foreign persons or entities (except to the extent set forth below);

•	persons deemed to sell the notes under the constructive sale provisions of the Code; or

•	persons that hold the notes as part of a straddle, hedge, conversion transaction or other integrated investment.
If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) owns notes, the tax treatment of a partner in the partnership will depend upon the status of the partner and the activities of the partnership. Partners in a partnership that owns the notes should consult their tax advisors as to the particular U.S. federal income tax consequences applicable to them.
We encourage investors to consult their tax advisors regarding the specific consequences of an investment in our notes, including tax reporting requirements, the applicability of U.S. federal, state or local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.
Consequences to U.S. Noteholders
The following is a general summary of U.S. federal income tax consequences generally applicable to you if you are a U.S. noteholder. U.S. federal income tax consequences generally applicable to non-U.S. noteholders are described under “Consequences to Non-U.S. Noteholders” below. For purposes of this summary, the term “U.S. noteholder” means a beneficial owner of a note that is, for U.S. federal income tax purposes (i) an individual who is a citizen or resident of the U.S., (ii) a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, that is created or organized under the laws of the U.S., any of the States or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust (A) if a court within the U.S. is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of such trust, or (B) that has made a valid election to be treated as a U.S. person for U.S. federal income tax purposes.
Stated interest and OID on the notes
Except as discussed below, a U.S. noteholder generally will be required to recognize stated interest as ordinary income at the time it is paid or accrued on the notes in accordance with its regular method of accounting for U.S. federal income tax purposes. In addition, if the notes’ “issue price” (the first price at which a substantial amount of the notes is sold to investors) is less than their “stated redemption price at maturity” (the sum of all payments to be made on the notes other than “qualified stated interest”) by more than a statutorily defined de minimis threshold, the notes will be issued with original issue discount

(“OID”) for U.S. federal income tax purposes. The term “qualified stated interest” generally means stated interest that is unconditionally payable at least annually at a single fixed rate or, if certain requirements are met (as described below), certain variable rates.
If the notes are issued with OID, a U.S. noteholder generally will be required to include the OID in gross income as ordinary interest income in advance of the receipt of cash attributable to that income and regardless of such holder’s regular method of tax accounting. Such OID will be included in gross income for each day during each taxable year in which the note is held using a constant yield-to-maturity method that reflects the compounding of interest. This means that the holder will have to include in income increasingly greater amounts of OID over time. Notice will be given in the applicable pricing supplement if we determine that a particular note will be issued with OID. We are required to provide information returns stating the amount of OID accrued on the notes held by persons of record other than certain exempt holders.
If the notes are “step-up notes” (i.e., notes with a fixed interest rate that increases at pre-determined intervals), the tax treatment described in the first sentence under “—Consequences to U.S. Noteholders—Stated interest and OID on the notes” assumes that we will have the right to call the notes at par (plus accrued but unpaid interest) on each date that the interest rate increases. If this is not the case, interest that exceeds the lowest rate payable under the step-up note may not be treated as qualified stated interest and, depending on the amount of such excess, may thus cause the step-up note to be treated as issued with OID, in which case the notes generally would be subject to the OID rules discussed above. Prospective investors are urged to consult their own tax advisors regarding the treatment of step-up notes or similar notes.
If you own a note issued with de minimis OID (i.e., discount that is not OID), you generally must include the de minimis OID in income at the time principal payments on the notes are made in proportion to the amount paid. Any amount of de minimis OID that you have included in income will be treated as capital gain.
Short-term notes
Notes that have a fixed maturity of one year or less (“short-term notes”) will be subject to the following special rules.
All of the interest on a short-term note is treated as part of the short-term note’s stated redemption price at maturity, thereby giving rise to OID. Thus, all short-term notes will be OID debt securities. OID will be treated as accruing on a short-term debt instrument ratably or, at the election of a U.S. noteholder, under a constant yield method.
A U.S. noteholder that uses the cash method of tax accounting (with certain exceptions) will generally not be required to include OID in respect of the short-term note in income on a current basis, though they may be required to include stated interest in income as the income is received. Such a U.S. noteholder may not be allowed to deduct all of the interest paid or accrued on any indebtedness incurred or maintained to purchase or carry such a short-term note until the maturity of the note or its earlier disposition in a taxable transaction. In addition, such a U.S. noteholder will be required to treat any gain realized on a disposition of the note as ordinary income to the extent of the holder’s accrued OID on the note, and short-term capital gain to the extent the gain exceeds accrued OID. A U.S. noteholder that uses the cash method of tax accounting may, however, elect to include OID on a short-term note in income on a current basis. In such case, the limitation on the deductibility of interest described above will not apply. A U.S. noteholder that uses the accrual method of tax accounting and certain cash method holders generally will be required to include OID on a short-term note in income on a current basis.
Floating rate notes
In the case of a note that is a floating rate note (including a note based on LIBOR), special rules apply. In general, if a note qualifies for treatment as a “variable rate debt instrument” under Treasury Regulations and provides for stated interest that is unconditionally payable at least annually at a variable rate that, subject to certain exceptions, is a single “qualified floating rate” or “objective rate,” each as defined below, all stated interest on the note is treated as qualified stated interest. In that case, both the note’s “yield to maturity” and “qualified stated interest” will be determined, for purposes of calculating the accrual of OID, if any, as though the note will bear interest in all periods throughout its term at a fixed rate generally equal to the rate that would be applicable to interest payments on the note on its issue date or, in the case of an objective rate (other than a “qualified inverse floating rate”), the rate that reflects the yield to maturity that is reasonably expected for the note. A U.S. noteholder of a variable rate debt instrument would then recognize OID, if any, that is calculated based on the note’s assumed yield to maturity. If the interest actually accrued or paid during an accrual period exceeds or is less than the assumed fixed interest, the qualified stated interest allocable to that period is increased or decreased under rules set forth in Treasury Regulations. Special rules apply for determining the amount of OID for other variable rate debt instruments, such as instruments with more than one qualified floating rate or instruments with a single fixed rate and one or more qualified floating rates. U.S. noteholders should consult their own tax advisors with respect to the specific U.S. federal income tax considerations regarding any investment in a note that qualifies a “variable rate debt instrument.”

A note will generally qualify as a variable rate debt instrument if (a) the note’s issue price does not exceed the total noncontingent principal payments by more than the lesser of: (i) .015 multiplied by the product of the total noncontingent principal payments and the number of complete years to maturity from the issue date, or (ii) 15% of the total noncontingent principal payments; (b) the note provides for stated interest, compounded or paid at least annually, only at one or more qualified floating rates, a single fixed rate and one or more qualified floating rates, a single objective rate, or a single fixed rate and a single objective rate that is a qualified inverse floating rate; and (c) the value of the rate on any date during the term of the note is set no earlier than three months prior to the first day on which that value is in effect or no later than one year following that first day.
Generally, a rate is a qualified floating rate if variations in the rate can reasonably be expected to measure contemporaneous fluctuations in the cost of newly borrowed funds in the currency in which the debt instrument is denominated. A rate that equals LIBOR or LIBOR plus or minus a fixed spread is, in general, a qualified floating rate. However, a rate (including a rate based on LIBOR) will generally not be a qualified floating rate if, among other circumstances:

•
the rate is subject to one or more minimum or maximum rate floors or ceilings or one or more governors limiting the amount of increase or decrease in each case which are not fixed throughout the term of the note and which are reasonably expected as of the issue date to cause the rate in some accrual periods to be significantly higher or lower than the overall expected return on the note determined without the floor, ceiling, or governor; or

•
the rate is a multiple of a qualified floating rate unless the multiple is a fixed multiple that is greater than 0.65 but not more than 1.35 (provided, however, that if a multiple of a qualified floating rate is not within such limits and thus is not itself a qualified floating rate, it may nevertheless qualify as an “objective rate”).

If a note provides for two or more qualified floating rates that are within 0.25 percentage points of each other on the issue date or can reasonably be expected to have approximately the same values throughout the term of the note, the qualified floating rates together constitute a single qualified floating rate.
Generally, an objective rate is a rate that is determined using a single fixed formula that is based on objective financial or economic information such as one or more qualified floating rates. An objective rate is a qualified inverse floating rate if that rate is equal to a fixed rate minus a qualified floating rate and variations in the rate can reasonably be expected to inversely reflect contemporaneous variations in the qualified floating rate. A variable rate will generally not qualify as an objective rate if, among other circumstances, it is reasonably expected that the average value of the variable rate during the first half of the term of the note will be either significantly less than or significantly greater than the average value of the rate during the final half of the term of the note.
If a floating rate note does not qualify as a “variable rate debt instrument,” the note generally will be subject to taxation under special rules applicable to contingent payment debt instruments. U.S. noteholders should consult their own tax advisors with respect to the specific U.S. federal income tax considerations regarding such notes.
Sale, exchange, redemption or other taxable disposition of the notes
Subject to the special rules for short-term notes discussed above, upon the sale, exchange, redemption or other taxable disposition of a note, a U.S. noteholder generally will recognize capital gain or loss in an amount equal to the difference between (1) the sum of cash plus the fair market value of all other property received on such disposition (except to the extent such cash or property is attributable to accrued but unpaid interest, which, to the extent not previously included in income, generally will be taxable as ordinary income) and (2) its adjusted tax basis in the note. A U.S. noteholder’s adjusted tax basis in a note generally will equal the price the U.S. noteholder paid for the note increased by OID (including with respect to a short-term note), if any, previously included in income with respect to that note, and reduced by any cash payments on the note other than qualified stated interest. Such capital gain or loss will be long-term capital gain or loss if, at the time of such taxable disposition, the U.S. noteholder has held the note for more than one year. The deductibility of capital losses is subject to limitations.
Medicare tax
Certain U.S. noteholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their “net investment income,” which includes interest on the notes and capital gains from the sale or other disposition of the notes.
Information reporting and backup withholding
In general, information reporting requirements will apply to certain payments of principal and interest (including OID) and to the proceeds of sale of a note paid to a U.S. noteholder (unless such noteholder is an exempt recipient). A backup withholding tax may apply to such payments if a U.S. noteholder fails to provide a taxpayer identification number or certification of exempt status, or if it is otherwise subject to backup withholding.
Any amounts withheld under the backup withholding rules will be allowed as a refund or credit against a U.S. noteholder’s United States federal income tax liability provided the required information is timely furnished to the IRS.
Consequences to Non-U.S. Noteholders
The following is a general summary of U.S. federal income tax consequences generally applicable to you if you are a non-U.S. noteholder. A beneficial owner of a note that is not a partnership for U.S. federal income tax purposes (including any entity or arrangement otherwise treated as a partnership for U.S. federal income tax purposes) or a U.S. noteholder is referred to herein as a “non-U.S. noteholder.”
Stated interest and OID on the notes
Stated interest and OID, if any, paid or accrued to a non-U.S. noteholder will generally not be subject to U.S. federal income or withholding tax if the interest or OID is not effectively connected with its conduct of a trade or business within the United States and is not considered contingent interest within the meaning of Section 871(h)(4)(A) of the Code (generally relating to interest payments that are determined by reference to the income, profits, receipts, cash flow, changes in the value of non-publicly-traded property or other attributes of, or distributions or similar payments paid by, the debtor or a related party), and the non-U.S. noteholder:

•	does not own, actually or constructively, 10% or more of the total combined voting power of all classes of our stock entitled to vote;

•	is not a “controlled foreign corporation” with respect to which we are, directly or indirectly, a “related person”;

•	is not a bank whose receipt of interest on the notes is described in section 881(c)(3)(A) of the Code; and

•
provides its name and address, and certifies, under penalties of perjury, that it is not a U.S. person (on a properly executed IRS Form W-8BEN or W-8BEN-E (or other applicable form)), or holds its notes through certain foreign intermediaries and satisfies the certification requirements of applicable Treasury Regulations.

If a non-U.S. noteholder does not qualify for an exemption under these rules, interest income and OID, if any, from the notes may be subject to withholding tax at the rate of 30% (or lower applicable treaty rate). Stated interest and OID, if any, effectively connected with a non-U.S. noteholder’s conduct of a U.S. trade or business (and, if required by an applicable income tax treaty, which is attributable to a United States permanent establishment), however, would not be subject to a 30% withholding tax so long as the non-U.S. noteholder provides us or our paying agent an adequate certification (currently on IRS Form W-8ECI); such payments of interest generally would be subject to U.S. federal income tax on a net basis at the rates applicable to U.S. persons generally. In addition, if a non-U.S. noteholder is a foreign corporation and the stated interest and OID, if any, is effectively connected with its conduct of a U.S. trade or business, it may also be subject to a 30% (or lower applicable treaty rate) branch profits tax on its effectively connected earnings and profits for the taxable year, subject to adjustments. To claim the benefit of a tax treaty, a non-U.S. noteholder must provide a properly executed IRS Form W-8BEN or W-8BEN-E (or other applicable form) to us or our paying agent before the payment of stated interest or OID, and may be required to obtain a U.S. taxpayer identification number and provide documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.
Sale, exchange, redemption or other taxable disposition of the notes
Any gain recognized by a non-U.S. noteholder on the sale, exchange, redemption or other taxable disposition of the notes (except with respect to accrued and unpaid interest, which would be taxed as described under “Consequences to Non-U.S. Noteholders—Stated interest and OID on the notes” above) generally will not be subject to U.S. federal income tax unless:

•	the gain is effectively connected with its conduct of a U.S. trade or business (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment); or

•
the non-U.S. noteholder is a nonresident alien individual present in the U.S. for 183 or more days in the taxable year within which the sale, exchange, redemption or other disposition takes place and certain other requirements are met.

If a non-U.S. noteholder is a holder described in the first bullet point above, the net gain derived from the sale, exchange, redemption or other taxable disposition of its notes generally will be subject to U.S. federal income tax on a net basis at the rates applicable to U.S. persons generally. In addition, if such non-U.S. noteholder is a foreign corporation, it may also be subject to a 30% (or lower applicable treaty rate) branch profits tax on its effectively connected earnings and profits for the taxable year, subject to adjustments. If a non-U.S. noteholder is a holder described in the second bullet point above, it will be subject to a flat 30% U.S. federal income tax on the gain derived from the sale, exchange, redemption or other taxable disposition of its notes, which may be offset by U.S. source capital losses, even though it is not considered a resident of the United States.
Information Reporting and Backup Withholding
Generally, we must report to the IRS and to a non-U.S. noteholder the amount of interest (including OID) on the notes paid to a non-U.S. noteholder and the amount of tax, if any, withheld with respect to those payments if the notes are in registered form. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which a non-U.S. noteholder resides under the provisions of an applicable income tax treaty.
In general, a non-U.S. noteholder will not be subject to backup withholding with respect to payments on the notes that we make to such noteholder provided that we do not have actual knowledge or reason to know that such noteholder is a U.S. person as defined under the Code, and we have received from you the statement described above under the fourth bullet point under “Consequences to Non-U.S. Noteholders—Stated interest and OID on the notes.”
In addition, no information reporting requirements or backup withholding will be required regarding the proceeds of the sale of a note made within the United States or conducted through certain United States-related financial intermediaries, if the payor receives the statement described above and does not have actual knowledge or reason to know that the non-U.S. noteholder is a U.S. person as defined under the Code, or the non-U.S. noteholder otherwise establishes an exemption.
Any amounts withheld under the backup withholding rules will be allowed as a refund or credit against a non-U.S. noteholder’s United States federal income tax liability provided the required information is timely furnished to the IRS.
Other withholding rules
Withholding at a rate of 30% will be required on interest in respect of, and after December 31, 2018, on gross proceeds from the sale of, notes held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain United States persons or by certain non-U.S. entities that are wholly or partially owned by United States persons and to withhold on certain payments. Accordingly, the entity through which notes are held will affect the determination of whether such withholding is required. An intergovernmental agreement between the United States and an applicable foreign country, or future guidance, may modify these requirements. Similarly, interest in respect of, and after December 31, 2018, gross proceeds from the sale of, notes held by an investor that is a non-financial non-U.S. entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which we will in turn provide to the Secretary of the Treasury. Non-U.S. noteholders are encouraged to consult with their tax advisors regarding the possible implications of these requirements on their investment in notes.
Non-U.S. noteholders should consult any applicable income tax treaties that may provide for different rules. In addition, non-U.S. noteholders are urged to consult their tax advisors regarding the tax consequences of the purchase, ownership and disposition of the notes.

CERTAIN CONSIDERATIONS APPLICABLE TO
ERISA, GOVERNMENTAL AND OTHER PLAN INVESTORS
A fiduciary of a pension plan or other employee benefit plan (including a governmental plan, an individual retirement account or a Keogh plan) proposing to invest in the notes should consider this section carefully.
A fiduciary of an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended (commonly referred to as “ERISA”), should consider fiduciary standards under ERISA in the context of the particular circumstances of such plan before authorizing an investment in the notes. Such fiduciary should consider whether the investment is in accordance with the documents and instruments governing the plan.
In addition, ERISA and the Code prohibit certain transactions (referred to as “prohibited transactions”) involving the assets of a plan subject to ERISA or the assets of an individual retirement account or plan subject to Section 4975 of the Code (referred to as an “ERISA plan”), on the one hand, and persons who have certain specified relationships to the plan (“parties in interest” within the meaning of ERISA or “disqualified persons” within the meaning of the Code), on the other. If we (or an affiliate) are considered a party in interest or disqualified person with respect to an ERISA plan, then the investment in notes by the ERISA plan may give rise to a prohibited transaction. The purchase and holding of notes by an ERISA plan may be subject to one or more statutory or administrative exemptions from the prohibited transaction rules under ERISA and the Code. Even if the conditions for relief under such exemptions were satisfied, however, there can be no assurance that such exemptions would apply to all of the prohibited transactions that may be deemed to arise in connection with a plan’s investment in the notes.
By purchasing and holding the notes, the person making the decision to invest on behalf of an ERISA plan is representing that the purchase and holding of the notes will not result in a prohibited transaction under ERISA or the Code. Therefore, an ERISA plan should not invest in the notes unless the plan fiduciary or other person acquiring securities on behalf of the ERISA plan determines that neither we nor an affiliate is a party in interest or a disqualified person or, alternatively, that an exemption from the prohibited transaction rules is available. If an ERISA plan engages in a prohibited transaction, the transaction may require “correction” and may cause the ERISA plan fiduciary to incur certain liabilities and the parties in interest or disqualified persons to be subject to excise taxes.
Employee benefit plans that are governmental plans and non-U.S. plans, and certain church plans, are not subject to ERISA requirements. However, non-U.S., federal, state or local laws or regulations governing the investment and management of the assets of such plans may contain fiduciary and prohibited transaction requirements similar to those under ERISA and Section 4975 of the Code discussed above. By purchasing and holding the notes, the person making the decision to invest on behalf of any such plan is representing that the purchase and holding of the notes will not violate any law applicable to such plan that is similar to the prohibited transaction provisions of ERISA or the Code.
If you are the fiduciary of an employee benefit plan, whether or not subject to ERISA, and you propose to invest in the notes with the assets of such employee benefit plan, you should consult your own legal counsel for further guidance. The sale of notes to an employee benefit plan is in no respect a representation by us, the Purchasing Agent or any other person that such an investment meets all relevant legal requirements with respect to investments by employee benefit plans generally or any particular plan or that such an investment is appropriate for employee benefit plans generally or any particular plan.

USE OF PROCEEDS
Unless otherwise indicated in a pricing supplement for the notes, we expect to use the net proceeds from the sale of the notes initially to maintain balance sheet liquidity, involving repayment of debt under our credit facility, if any, and redemption of outstanding Prospect Capital InterNotes® and other debt, investments in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objective. We anticipate that substantially all of the net proceeds from each offering will be used for the above purposes within six months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions.
As of November 9, 2017, our credit facility was undrawn and, based on the assets currently pledged as collateral on the facility, a total of approximately $563.1 million was available to us for borrowing under our credit facility net of outstanding borrowings. Interest on borrowings under the credit facility is one-month LIBOR plus 225 basis points, with no minimum LIBOR floor. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if at least 35% of the credit facility is used or 100 basis points otherwise.

SENIOR SECURITIES
Information about our senior securities is shown in the following table as of each fiscal year ended June 30 for the fiscal years ended June 30, 2008 through June 30, 2017 and as of September 30, 2017. (All figures in this item are in thousands except per unit data.)

	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Credit Facility
Fiscal 2018 (as of September 30, 2017, unaudited)	$—	$—	—	—
Fiscal 2017 (as of June 30, 2017)	—	—	—	—
Fiscal 2016 (as of June 30, 2016)	—	—	—	—
Fiscal 2015 (as of June 30, 2015)	368,700	18,136	—	—
Fiscal 2014 (as of June 30, 2014)	92,000	69,470	—	—
Fiscal 2013 (as of June 30, 2013)	124,000	34,996	—	—
Fiscal 2012 (as of June 30, 2012)	96,000	22,668	—	—
Fiscal 2011 (as of June 30, 2011)	84,200	18,065	—	—
Fiscal 2010 (as of June 30, 2010)	100,300	8,093	—	—
Fiscal 2009 (as of June 30, 2009)	124,800	5,268	—	—
Fiscal 2008 (as of June 30, 2008)	91,167	5,712	—	—

2015 Notes(5)
Fiscal 2018 (as of September 30, 2017, unaudited)	$—	N/A	—	—
Fiscal 2017 (as of June 30, 2017)	—	N/A	—	—
Fiscal 2016 (as of June 30, 2016)	—	N/A	—	—
Fiscal 2015 (as of June 30, 2015)	150,000	$44,579	—	—
Fiscal 2014 (as of June 30, 2014)	150,000	42,608	—	—
Fiscal 2013 (as of June 30, 2013)	150,000	28,930	—	—
Fiscal 2012 (as of June 30, 2012)	150,000	14,507	—	—
Fiscal 2011 (as of June 30, 2011)	150,000	10,140	—	—

2016 Notes(6)
Fiscal 2018 (as of September 30, 2017, unaudited)	$—	N/A	—	—
Fiscal 2017 (as of June 30, 2017)	—	N/A	—	—
Fiscal 2016 (as of June 30, 2016)	167,500	$36,677	—	—
Fiscal 2015 (as of June 30, 2015)	167,500	39,921	—	—
Fiscal 2014 (as of June 30, 2014)	167,500	38,157	—	—
Fiscal 2013 (as of June 30, 2013)	167,500	25,907	—	—
Fiscal 2012 (as of June 30, 2012)	167,500	12,992	—	—
Fiscal 2011 (as of June 30, 2011)	172,500	8,818	—	—

2017 Notes(7)
Fiscal 2018 (as of September 30, 2017, unaudited)	$50,734	$116,372	—	—
Fiscal 2017 (as of June 30, 2017)	50,734	118,981	—	—
Fiscal 2016 (as of June 30, 2016)	129,500	47,439	—	—
Fiscal 2015 (as of June 30, 2015)	130,000	51,437	—	—
Fiscal 2014 (as of June 30, 2014)	130,000	49,163	—	—
Fiscal 2013 (as of June 30, 2013)	130,000	33,381	—	—
Fiscal 2012 (as of June 30, 2012)	130,000	16,739	—	—

2018 Notes
Fiscal 2018 (as of September 30, 2017, unaudited)	$85,419	$69,118	—	—
Fiscal 2017 (as of June 30, 2017)	85,419	70,668	—	—
Fiscal 2016 (as of June 30, 2016)	200,000	30,717	—	—
Fiscal 2015 (as of June 30, 2015)	200,000	33,434	—	—
Fiscal 2014 (as of June 30, 2014)	200,000	31,956	—	—
Fiscal 2013 (as of June 30, 2013)	200,000	21,697	—	—

	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
2019 Notes
Fiscal 2018 (as of September 30, 2017, unaudited)	$200,000	$29,520	—	—
Fiscal 2017 (as of June 30, 2017)	200,000	30,182	—	—
Fiscal 2016 (as of June 30, 2016)	200,000	30,717	—	—
Fiscal 2015 (as of June 30, 2015)	200,000	33,434	—	—
Fiscal 2014 (as of June 30, 2014)	200,000	31,956	—	—
Fiscal 2013 (as of June 30, 2013)	200,000	21,697	—	—

5.00% 2019 Notes
Fiscal 2018 (as of September 30, 2017, unaudited)	$300,000	$19,680	—	—
Fiscal 2017 (as of June 30, 2017)	300,000	20,121	—	—
Fiscal 2016 (as of June 30, 2016)	300,000	20,478	—	—
Fiscal 2015 (as of June 30, 2015)	300,000	22,289	—	—
Fiscal 2014 (as of June 30, 2014)	300,000	21,304	—	—

2020 Notes
Fiscal 2018 (as of September 30, 2017, unaudited)	$392,000	$15,061	—	—
Fiscal 2017 (as of June 30, 2017)	392,000	15,399	—	—
Fiscal 2016 (as of June 30, 2016)	392,000	15,672	—	—
Fiscal 2015 (as of June 30, 2015)	392,000	17,058	—	—
Fiscal 2014 (as of June 30, 2014)	400,000	15,978	—	—

6.95% 2022 Notes(8)
Fiscal 2015 (as of June 30, 2015)	—	N/A	—	—
Fiscal 2014 (as of June 30, 2014)	100,000	$63,912	—	$1,038
Fiscal 2013 (as of June 30, 2013)	100,000	43,395	—	1,036
Fiscal 2012 (as of June 30, 2012)	100,000	21,761	—	996

2022 Notes
Fiscal 2018 (as of September 30, 2017, unaudited)	$225,000	$26,240	—	—
Fiscal 2017 (as of June 30, 2017)	225,000	26,828	—	—

2023 Notes(9)
Fiscal 2018 (as of September 30, 2017, unaudited)	$248,562	$23,753	—	—
Fiscal 2017 (as of June 30, 2017)	248,507	24,291	—	—
Fiscal 2016 (as of June 30, 2016)	248,293	24,742	—	—
Fiscal 2015 (as of June 30, 2015)	248,094	26,953	—	—
Fiscal 2014 (as of June 30, 2014)	247,881	25,783	—	—
Fiscal 2013 (as of June 30, 2013)	247,725	17,517	—	—

2024 Notes
Fiscal 2018 (as of September 30, 2017, unaudited)	$199,281	$29,627	—	$1,039
Fiscal 2017 (as of June 30, 2017)	199,281	30,291	—	1,027
Fiscal 2016 (as of June 30, 2016)	161,364	38,072	—	951

Prospect Capital InterNotes®(11)
Fiscal 2018 (as of September 30, 2017, unaudited)	$916,032	$6,445	—	—
Fiscal 2017 (as of June 30, 2017)	980,494	6,156	—	—
Fiscal 2016 (as of June 30, 2016)	908,808	6,760	—	—
Fiscal 2015 (as of June 30, 2015)	827,442	8,081	—	—
Fiscal 2014 (as of June 30, 2014)	785,670	8,135	—	—
Fiscal 2013 (as of June 30, 2013)	363,777	11,929	—	—
Fiscal 2012 (as of June 30, 2012)	20,638	105,442	—	—

	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
All Senior Securities(9)(10)(11)
Fiscal 2018 (as of September 30, 2017, unaudited)	$2,617,028	$2,256	—	—
Fiscal 2017 (as of June 30, 2017)	2,681,435	2,251	—	—
Fiscal 2016 (as of June 30, 2016)	2,707,465	2,269	—	—
Fiscal 2015 (as of June 30, 2015)	2,983,736	2,241	—	—
Fiscal 2014 (as of June 30, 2014)	2,773,051	2,305	—	—
Fiscal 2013 (as of June 30, 2013)	1,683,002	2,578	—	—
Fiscal 2012 (as of June 30, 2012)	664,138	3,277	—	—
____________________________________________

(1)	Total amount of each class of senior securities outstanding at the end of the year/period presented (in 000’s).

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(3)	This column is inapplicable.

(4)
This column is inapplicable, except for the 6.95% 2022 Notes and the 2024 Notes. The average market value per unit is calculated as an average of quarter-end prices and shown as the market value per $1,000 of indebtedness.

(5)	We repaid the outstanding principal amount of the 2015 Notes on December 15, 2015.

(6)	We repaid the outstanding principal amount of the 2016 Notes on August 15, 2016.

(7)	We repaid the outstanding principal amount of the 2017 Notes on October 15, 2017.

(8)	We redeemed the 6.95% 2022 Notes on May 15, 2015.

(9)	For the quarter ended September 30, 2017 and for all fiscal years ended June 30th, the notes are presented net of unamortized discount.

(10)
While we do not consider commitments to fund under revolving arrangements to be Senior Securities, if we were to elect to treat such unfunded commitments, which were $31,909 as of September 30, 2017, as Senior Securities for purposes of Section 18 of the 1940 Act, our asset coverage per unit would be $2,241.

(11)
On October 15, 2017, we called $55,351 of our Prospect Capital InterNotes® at par maturing between April 15, 2018 and October 15, 2019, with a weighted average rate of 4.85%. We provided notice to call on October 9, 2017 with settlement on November 15, 2017, $27,181 of our Prospect Capital InterNotes® at par maturing between May 15, 2018 and November 15, 2019, with a weighted average rate of 4.70% and on November 9, 2017 with settlement on December 15, 2017, $9,026 of our Prospect Capital InterNotes® at par maturing on December 15, 2019, with a weighted average rate of 4.73%. If we were to consider additional issuance and repurchases subsequent to September 30, 2017, our asset coverage per unit would be $2,321, or $2,304 including the effects of unfunded commitments.

RATIO OF EARNINGS TO FIXED CHARGES
For the three months ended September 30, 2017 and the years ended June 30, 2017, 2016, 2015, 2014, and 2013, the ratios of earnings to fixed charges of the Company, computed as set forth below, were as follows:

	For the three months ended September 30, 2017	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Year Ended June 30, 2013
Earnings to Fixed Charges(1)	1.29	2.53	1.63	3.04	3.45	3.89
___________________________________________________
For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

(1)
Earnings include the net change in unrealized appreciation or depreciation. Net change in unrealized appreciation or depreciation can vary substantially from year to year. Excluding the net change in unrealized appreciation or depreciation, the earnings to fixed charges ratio would be 2.58 for the three months ended September 30, 2017, 2.22 for the year ended June 30, 2017, 3.08 for the year ended June 30, 2016, 2.06 for the year ended June 30, 2015, 3.72 for the year ended June 30, 2014, and 4.91 for the year ended June 30, 2013.

PLAN OF DISTRIBUTION
Under the terms of the Sixth Amended and Restated Selling Agent Agreement dated November 10, 2016, which we refer to as the “Selling Agent Agreement,” the notes will be offered from time to time by us to the Purchasing Agent for subsequent resale to agents, including Citigroup Global Markets Inc. and RBC Capital Markets, LLC and other dealers who are broker-dealers and securities firms. The agents, including the Purchasing Agent, and the additional agents named from time to time pursuant to the Selling Agent Agreement, are, or will be, parties to the Selling Agent Agreement. The notes will be offered for sale in the United States only. Dealers who are members of the selling group have executed a Master Selected Dealer Agreement with the Purchasing Agent. We also may appoint additional agents to sell the notes. Any sale of the notes through those additional agents, however, will be on the same terms and conditions to which the original agents have agreed. The Purchasing Agent will purchase the notes at a discount ranging from 0.4% to 3.8% of the non-discounted price for each note sold. However, we also may sell the notes to the Purchasing Agent at a discount greater than or less than the range specified above. The discount at which we sell the notes to the Purchasing Agent will be set forth in the applicable pricing supplement. The Purchasing Agent also may sell notes to dealers at a concession not in excess of the discount it received from us. In certain cases, the Purchasing Agent and the other agents and dealers may agree that the Purchasing Agent will retain the entire discount. We will disclose any particular arrangements in the applicable pricing supplement.
Following the solicitation of orders, each of the agents, severally and not jointly, may purchase notes as principal for its own account from the Purchasing Agent. Unless otherwise set forth in the applicable pricing supplement, these notes will be purchased by the agents and resold by them to one or more investors at a fixed public offering price. After the initial public offering of notes, the public offering price (in the case of notes to be resold at a fixed public offering price), discount and concession may be changed.
Except for notes sold to level-fee accounts, notes offered to the public will be offered at the public offering price set forth in the applicable pricing supplement. Agents purchasing notes on an agency basis for client accounts shall purchase notes at the public offering price.  Notes sold by the Agents for their own account may be sold at the public offering price less a discount specified in the applicable pricing supplement.  Notes purchased by the Agents on behalf of level-fee accounts may be sold to such accounts at the discount to the public offering price specified in the applicable pricing supplement, in which case, such Agents will not retain any portion of the sales price as compensation.
We have the sole right to accept offers to purchase notes and may reject any proposed offer to purchase notes in whole or in part. Each agent also has the right, in its discretion reasonably exercised, to reject any proposed offer to purchase notes in whole or in part. We reserve the right to withdraw, cancel or modify any offer without notice. We also may change the terms, including the interest rate we will pay on the notes, at any time prior to our acceptance of an offer to purchase.
Each agent, including the Purchasing Agent, may be deemed to be an “underwriter” within the meaning of the Securities Act. We have agreed to indemnify the agents against certain liabilities, including liabilities under the Securities Act, or to contribute to any payments they may be required to make in respect of such liabilities. We also have agreed to reimburse the agents for certain expenses.
No note will have an established trading market when issued. We do not intend to apply for the listing of the notes on any securities exchange. However, we have been advised by the agents that they may purchase and sell notes in the secondary market as permitted by applicable laws and regulations. The agents are not obligated to make a market in the notes, and they may discontinue making a market in the notes at any time without notice. Neither we nor the agents can provide any assurance regarding the development, liquidity or maintenance of any trading market for any notes. All secondary trading in the notes will settle in same-day funds. See “Registration and Settlement.”
In connection with certain offerings of notes, the rules of the SEC permit the Purchasing Agent to engage in transactions that may stabilize the price of the notes. The Purchasing Agent will conduct these activities for the agents. These transactions may consist of short sales, stabilizing transactions and purchases to cover positions created by short sales. A short sale is the sale by the Purchasing Agent of a greater amount of notes than the amount the Purchasing Agent has agreed to purchase in connection with a specific offering of notes. Stabilizing transactions consist of certain bids or purchases made by the Purchasing Agent to prevent or retard a decline in the price of the notes while an offering of notes is in process. In general, these purchases or bids for the notes for the purpose of stabilization or to reduce a syndicate short position could cause the price of the notes to be higher than it might otherwise be in the absence of those purchases or bids. Neither we nor the Purchasing Agent makes any representation or prediction as to the direction or magnitude of any effect that these transactions may have on the price of any notes. In addition, neither we nor the Purchasing Agent makes any representation that, once commenced, these transactions will not be discontinued without notice. The Purchasing Agent is not required to engage in these activities and may end any of these activities at any time.

Some of the agents and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with us or our affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions.
In addition, in the ordinary course of their business activities, the agents and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. The agents and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

LEGAL MATTERS
The legality of the notes will be passed upon for the Company by Jonathan Li, our Deputy General Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden, Arps”), New York, New York, and Venable LLP, as special Maryland counsel, Baltimore, Maryland, will pass on certain matters for the Company. Troutman Sanders LLP will pass on certain matters for the agents. Skadden, Arps and Venable LLP each have from time to time acted as counsel for us and our subsidiaries and may do so in the future.
INDEPENDENT ACCOUNTING FIRMS
BDO USA, LLP is the independent Registered Public accounting firm of the Company and National Property REIT Corp. RSM US LLP is the independent registered public accounting firm of First Tower Finance Company LLC.
AVAILABLE INFORMATION
We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the notes offered by this prospectus supplement and accompanying prospectus. The registration statement contains additional information about us and the notes being registered by this prospectus supplement and accompanying prospectus. We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information and the information specifically regarding how we voted proxies relating to portfolio securities for the period ended June 30, 2017, are available free of charge by contacting us at 10 East 40th Street, 42nd floor, New York, NY 10016 or by telephone at toll-free (888) 748-0702. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.
No dealer, salesperson or other individual has been authorized to give any information or to make any representation other than those contained in this prospectus supplement and accompanying prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by us or the Purchasing Agent or any agent. This prospectus supplement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which such an offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this prospectus supplement and accompanying prospectus nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in our affairs or that information contained herein is correct as of any time subsequent to the date hereof.

F-1

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(in thousands, except share and per share data)

	September 30, 2017	June 30, 2017

	(Unaudited)	(Audited)
Assets
Investments at fair value:
Control investments (amortized cost of $1,861,230 and $1,840,731, respectively)	$1,933,366	$1,911,775
Affiliate investments (amortized cost of $24,075 and $22,957, respectively)	17,739	11,429
Non-control/non-affiliate investments (amortized cost of $3,997,812 and $4,117,868, respectively)	3,736,012	3,915,101
Total investments at fair value (amortized cost of $5,883,117 and $5,981,556, respectively)	5,687,117	5,838,305
Cash	264,517	318,083
Receivables for:
Interest, net	21,273	9,559
Other	1,098	924
Prepaid expenses	981	1,125
Due from Prospect Administration (Note 13)	12	—
Due from Affiliate (Note 13)	18	14
Deferred financing costs on Revolving Credit Facility (Note 4)	4,086	4,779
Total Assets	5,979,102	6,172,789

Liabilities
Revolving Credit Facility (Notes 4 and 8)	—	—
Prospect Capital InterNotes® (less unamortized debt issuance costs of $13,561 and $14,240, respectively) (Notes 7 and 8)	902,471	966,254
Convertible Notes (less unamortized debt issuance costs of $14,437 and $15,512, respectively) (Notes 5 and 8)	938,716	937,641
Public Notes (less unamortized discount and debt issuance costs of $10,476 and $10,981, respectively) (Notes 6 and 8)	738,805	738,300
Due to Prospect Capital Management (Note 13)	46,313	48,249
Interest payable	33,324	38,630
Dividends payable	21,619	30,005
Due to Prospect Administration (Note 13)	1,910	1,910
Accrued expenses	3,287	4,380
Other liabilities	2,711	2,097
Due to broker	2,955	50,371
Total Liabilities	2,692,111	2,817,837
Commitments and Contingencies (Note 3)	—	—
Net Assets	$3,286,991	$3,354,952

Components of Net Assets
Common stock, par value $0.001 per share (1,000,000,000 common shares authorized; 360,310,422 and 360,076,933 issued and outstanding, respectively) (Note 9)	$360	$360
Paid-in capital in excess of par (Note 9)	3,993,800	3,991,317
Accumulated overdistributed net investment income	(72,726)	(54,039)
Accumulated net realized loss	(438,443)	(439,435)
Net unrealized loss	(196,000)	(143,251)
Net Assets	$3,286,991	$3,354,952

Net Asset Value Per Share (Note 16)	$9.12	$9.32

See notes to consolidated financial statements.
F-2

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)
(Unaudited)

	Three Months Ended September 30,
	2017	2016
Investment Income
Interest income:
Control investments	$46,030	$45,909
Affiliate investments	205	—
Non-control/non-affiliate investments	72,430	86,660
Structured credit securities	29,420	39,081
Total interest income	148,085	171,650
Dividend income:
Control investments	—	2,240
Non-control/non-affiliate investments	544	144
Total dividend income	544	2,384
Other income:
Control investments	2,091	2,940
Non-control/non-affiliate investments	7,859	2,858
Total other income (Note 10)	9,950	5,798
Total Investment Income	158,579	179,832
Operating Expenses
Base management fee (Note 13)	30,163	30,792
Income incentive fee (Note 13)	15,933	19,730
Interest and credit facility expenses	41,035	41,669
Allocation of overhead from Prospect Administration (Note 13)	3,528	3,533
Audit, compliance and tax related fees	1,088	1,395
Directors’ fees	113	113
Other general and administrative expenses	2,987	3,681
Total Operating Expenses	94,847	100,913
Net Investment Income	63,732	78,919
Net Realized and Change in Unrealized (Losses) Gains from Investments
Net realized gains
Control investments	9	5
Affiliate investments	846	137
Non-control/non-affiliate investments	582	572
Net realized gains	1,437	714
Net change in unrealized (losses) gains
Control investments	1,093	13,366
Affiliate investments	5,193	(2,126)
Non-control/non-affiliate investments	(59,037)	(9,446)
Net change in unrealized (losses) gains	(52,751)	1,794
Net Realized and Change in Unrealized (Losses) Gains from Investments	(51,314)	2,508
Net realized losses on extinguishment of debt	(445)	(61)
Net Increase in Net Assets Resulting from Operations	$11,973	$81,366
Net increase in net assets resulting from operations per share	$0.03	$0.23
Dividends declared per share	$(0.23)	$(0.25)

See notes to consolidated financial statements.
F-3

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(in thousands, except share data)
(Unaudited)

	Three Months Ended September 30,
	2017	2016
Operations
Net investment income	$63,732	$78,919
Net realized gain	992	653
Net change in unrealized (losses) gains	(52,751)	1,794
Net Increase in Net Assets Resulting from Operations	11,973	81,366

Distributions to Shareholders
Distribution from net investment income	(81,647)	(89,428)
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(81,647)	(89,428)

Common Stock Transactions
Value of shares issued through reinvestment of dividends	1,713	7,754
Net Increase in Net Assets Resulting from Common Stock Transactions	1,713	7,754

Total Decrease in Net Assets	(67,961)	(308)
Net assets at beginning of period	3,354,952	3,435,917
Net Assets at End of Period (Accumulated Overdistributed Net Investment Income of $72,726 and $11,643, respectively)	$3,286,991	$3,435,609

Common Stock Activity
Shares issued through reinvestment of dividends	233,489	934,927
Net shares issued due to common stock activity	233,489	934,927
Shares issued and outstanding at beginning of period	360,076,933	357,107,231
Shares Issued and Outstanding at End of Period	360,310,422	358,042,158

See notes to consolidated financial statements.
F-4

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, except share data)
(Unaudited)

	Three Months Ended September 30,
	2017	2016
Operating Activities
Net increase in net assets resulting from operations	$11,973	$81,366
Net realized losses on extinguishment of debt	445	61
Net realized gains on investments	(1,437)	(714)
Net change in unrealized losses (gains) on investments	52,751	(1,794)
Amortization of discounts and (accretion of premiums), net	11,133	23,439
Accretion of discount on Public Notes (Note 6)	69	64
Amortization of deferred financing costs	3,166	3,631
Payment-in-kind interest	(1,980)	(5,439)
Structuring fees	(2,285)	(3,028)
Change in operating assets and liabilities:
Payments for purchases of investments	(217,886)	(338,683)
Proceeds from sale of investments and collection of investment principal	310,894	114,331
(Decrease) increase in due to broker	(47,416)	79,440
Decrease in due to Prospect Capital Management	(1,936)	(3,058)
(Increase) decrease in interest receivable, net	(11,714)	2,207
Decrease in interest payable	(5,306)	(7,718)
(Decrease) increase in accrued expenses	(1,093)	505
Increase in other liabilities	614	1,480
Increase in other receivables	(174)	(29)
Increase in due from Prospect Administration	(12)	—
Increase in due from affiliate	(4)	—
Decrease in prepaid expenses	144	152
Decrease in due to Prospect Administration	—	(46)
Net Cash Provided by (Used in) Operating Activities	99,946	(53,833)
Financing Activities
Borrowings under Revolving Credit Facility (Note 4)	—	44,000
Issuances of Public Notes, net of original issue discount (Note 6)	—	37,466
Redemptions of Convertible Notes (Note 5)	—	(167,500)
Issuances of Prospect Capital InterNotes® (Note 7)	27,402	38,917
Redemptions of Prospect Capital InterNotes®, net (Note 7)	(91,864)	(1,979)
Financing costs paid and deferred	(729)	(1,033)
Dividends paid	(88,321)	(81,596)
Net Cash Used in Financing Activities	(153,512)	(131,725)

Net Decrease in Cash	(53,566)	(185,558)
Cash at beginning of period	318,083	317,798
Cash at End of period	$264,517	$132,240
Supplemental Disclosures
Cash paid for interest	$43,106	$44,542
Non-Cash Financing Activities
Value of shares issued through reinvestment of dividends	$1,713	$7,754
Cost basis of investments written off as worthless	$310	$801

See notes to consolidated financial statements.
F-5

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS
(in thousands, except share data)

			September 30, 2017 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)(44)(45)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(47)

Arctic Energy Services, LLC(37)	Wyoming / Energy Equipment & Services	Class D Units (12.00%, 32,915 units)(16)		$31,640	$18,235	0.6%
		Class E Units (14.00%, 21,080 units)(16)		20,230	—	—%
		Class A Units (14.00%, 700 units)(16)		9,006	—	—%
		Class C Units (10 units)(16)		—	—	—%
				60,876	18,235	0.6%
CCPI Inc.(19)	Ohio / Electronic Equipment, Instruments & Components	Senior Secured Term Loan A (10.00%, due 12/31/2020)(3)	2,938	2,938	2,938	0.1%
		Senior Secured Term Loan B (12.00% plus 7.00% PIK, due 12/31/2020)(3)(46)	17,988	17,988	17,988	0.5%
		Common Stock (14,857 shares)(16)		6,759	19,710	0.6%
				27,685	40,636	1.2%
CP Energy Services Inc.(20)	Oklahoma / Energy Equipment & Services	Series B Convertible Preferred Stock (16.00%, 1,043 shares)(16)		98,273	87,341	2.7%
		Common Stock (2,924 shares)(16)		15,227	—	—%
				113,500	87,341	2.7%
Credit Central Loan Company, LLC(21)	South Carolina / Consumer Finance	Subordinated Term Loan (10.00% plus 10.00% PIK, due 6/26/2019)(14)(46)	51,855	45,685	51,855	1.5%
		Class A Units (10,640,642 units)(14)(16)		13,731	11,953	0.4%
		Net Revenues Interest (25% of Net Revenues)(14)(16)		—	2,277	0.1%
				59,416	66,085	2.0%
Echelon Aviation LLC	New York / Aerospace & Defense	Senior Secured Term Loan (11.75% (LIBOR + 9.75% with 2.00% LIBOR floor) plus 2.25% PIK, due 3/31/2022)(10)(13)(46)	31,055	31,055	31,055	0.9%
		Senior Secured Term Loan (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 1.00% PIK, due 12/7/2024)(10)(13)(46)	16,044	16,044	16,044	0.5%
		Membership Interest (99%)(16)		22,738	23,403	0.7%
				69,837	70,502	2.1%
Edmentum Ultimate Holdings, LLC(22)	Minnesota / Diversified Consumer Services	Second Lien Revolving Credit Facility to Edmentum, Inc. – $7,834 Commitment (5.00%, due 6/9/2020)(15)		—	—	—%
		Unsecured Senior PIK Note (8.50% PIK, due 6/9/2020)(46)	7,055	7,055	7,055	0.2%
		Unsecured Junior PIK Note (10.00% PIK, in non-accrual status effective 1/1/2017, due 6/9/2020)	32,685	23,829	22,693	0.7%
		Class A Units (370,964 units)(16)		6,577	1,132	—%
				37,461	30,880	0.9%
First Tower Finance Company LLC(23)	Mississippi / Consumer Finance	Subordinated Term Loan to First Tower, LLC (10.00% plus 7.00% PIK, due 6/24/2019)(14)(46)	260,073	260,073	260,073	7.9%
		Class A Units (93,997,533 units)(14)(16)		78,481	113,604	3.5%
				338,554	373,677	11.4%
Freedom Marine Solutions, LLC(24)	Louisiana / Energy Equipment & Services	Membership Interest (100%)(16)		42,812	25,055	0.8%
				42,812	25,055	0.8%

See notes to consolidated financial statements.
F-6

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

MITY, Inc.(25)	Utah / Commercial Services & Supplies	Senior Secured Note A (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor), due 1/30/2020)(3)(10)(11)	$26,250	$26,250	$26,250	0.8%
		Senior Secured Note B (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor) plus 10.00% PIK, due 1/30/2020)(3)(10)(11)(46)	24,442	24,442	24,442	0.7%
		Subordinated Unsecured Note to Broda Enterprises ULC (10.00%, due on demand)(14)	5,897	7,200	5,897	0.2%
		Common Stock (42,053 shares)(16)		6,849	21,147	0.7%
				64,741	77,736	2.4%
National Property REIT Corp.(26)	Various / Equity Real Estate Investment Trusts (REITs) / Online Lending	Senior Secured Term Loan A (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 10.50% PIK, due 4/1/2019)(10)(11)(46)	292,426	292,426	292,426	8.9%
		Senior Secured Term Loan E (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 5.00% PIK, due 4/1/2019)(10)(11)(46)	137,512	137,512	137,512	4.2%
		Senior Secured Term Loan C to ACL Loan Holdings, Inc. (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 5.00% PIK, due 4/1/2019)(10)(11)(14)(46)	30,305	30,305	30,305	0.9%
		Senior Secured Term Loan C to American Consumer Lending Limited (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 5.00% PIK, due 12/15/2020)(10)(11)(14)(46)	116,547	116,547	116,547	3.5%
		Common Stock (2,280,992 shares)(16)		242,939	347,263	10.6%
		Net Operating Income Interest (5% of Net Operating Income)		—	88,956	2.7%
				819,729	1,013,009	30.8%
Nationwide Loan Company LLC(27)	Illinois / Consumer Finance	Senior Subordinated Term Loan to Nationwide Acceptance LLC (10.00% plus 10.00% PIK, due 6/18/2019)(14)(46)	16,964	16,964	16,964	0.5%
		Class A Units (32,456,159 units)(14)(16)		18,183	19,188	0.6%
				35,147	36,152	1.1%
NMMB, Inc.(28)	New York / Media	Senior Secured Note (14.00%, due 5/6/2021)(3)	3,714	3,714	3,714	0.1%
		Senior Secured Note to Armed Forces Communications, Inc. (14.00%, due 5/6/2021)(3)	6,900	6,900	6,900	0.2%
		Series A Preferred Stock (7,200 shares)(16)		7,200	6,090	0.2%
		Series B Preferred Stock (5,669 shares)(16)		5,669	4,795	0.1%
				23,483	21,499	0.6%
R-V Industries, Inc.	Pennsylvania / Machinery	Senior Subordinated Note (10.30% (LIBOR + 9.00% with 1.00% LIBOR floor), due 3/31/2022)(3)(10)(11)	28,622	28,622	27,094	0.8%
		Common Stock (745,107 shares)(16)		6,866	764	—%
				35,488	27,858	0.8%
SB Forging Company II, Inc. (f/k/a Gulf Coast Machine & Supply Company)(29)	Texas / Energy Equipment & Services	Series A Convertible Preferred Stock (6.50%, 99,000 shares)(16)		—	982	—%
		Common Stock (100 shares)(16)		—	—	—%
				—	982	—%
USES Corp.(30)	Texas / Commercial Services & Supplies	Senior Secured Term Loan A (9.00% PIK, in non-accrual status effective 4/1/2016, due 7/22/2020)	$33,051	$30,102	$5,384	0.2%
		Senior Secured Term Loan B (15.50% PIK, in non-accrual status effective 4/1/2016, due 7/22/2020)	42,590	35,568	—	—%
		Common Stock (268,962 shares)(16)		—	—	—%
				65,670	5,384	0.2%

See notes to consolidated financial statements.
F-7

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Valley Electric Company, Inc.(31)	Washington / Construction & Engineering	Senior Secured Note to Valley Electric Co. of Mt. Vernon, Inc. (8.00% (LIBOR + 5.00% with 3.00% LIBOR floor) plus 2.50% PIK, due 12/31/2024)(3)(10)(11)(46)	10,430	10,430	10,430	0.3%
		Senior Secured Note (10.00% plus 8.50% PIK, due 6/23/2024)(46)	26,168	26,168	26,148	0.8%
		Common Stock (50,000 shares)(16)		26,204	—	—%
				62,802	36,578	1.1%
Wolf Energy, LLC(32)	Kansas / Energy Equipment & Services	Membership Interest (100%)(16)		—	—	—%
		Membership Interest in Wolf Energy Services Company, LLC (100%)(16)		4,029	1,747	0.1%
		Net Profits Interest (8% of Equity Distributions)(4)(16)		—	10	—%
				4,029	1,757	0.1%
Total Control Investments (Level 3)				$1,861,230	$1,933,366	58.8%

Affiliate Investments (5.00% to 24.99% voting control)(48)

Nixon, Inc.(39)	California / Textiles, Apparel & Luxury Goods	Senior Secured Term Loan (11.50% PIK, in non-accrual status effective 7/1/2016, due 11/12/2022)(8)	$16,978	$14,197	$—	—%
		Common Stock (857 units)(16)		—	—	—%
				14,197	—	—%
Targus Cayman HoldCo Limited(33)	California / Textiles, Apparel & Luxury Goods	Common Stock (7,383,395 shares)(16)		9,878	17,739	0.5%
				9,878	17,739	0.5%
Total Affiliate Investments (Level 3)				$24,075	$17,739	0.5%

See notes to consolidated financial statements.
F-8

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			September 30, 2017 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

AgaMatrix, Inc.	New Hampshire / Healthcare Equipment and Supplies	Senior Secured Term Loan (10.08% (LIBOR + 8.75% with 1.25% LIBOR floor), due 9/29/2022)(10)(11)	$32,000	$32,000	$32,000	1.0%
				32,000	32,000	1.0%
American Gilsonite Company(34)	Utah / Chemicals	Membership Interest (1.93%)(16)		—	—	—%
				—	—	—%
Apidos CLO IX	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 0.00%, due 7/15/2023)(5)(14)(17)	23,525	3,450	1,147	—%
				3,450	1,147	—%
Apidos CLO XI	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 7.64%, due 10/17/28)(5)(14)	40,500	30,812	23,514	0.7%
				30,812	23,514	0.7%
Apidos CLO XII	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 0.00%, due 4/15/2025)(5)(14)(17)	44,063	29,926	22,202	0.7%
				29,926	22,202	0.7%
Apidos CLO XV	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 5.29%, due 10/20/2025)(5)(14)	36,515	28,862	22,671	0.7%
				28,862	22,671	0.7%
Apidos CLO XXII	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.06%, due 10/20/2027)(5)(6)(14)	31,350	27,118	25,342	0.8%
				27,118	25,342	0.8%
Ark-La-Tex Wireline Services, LLC	Louisiana / Energy Equipment & Services	Senior Secured Term Loan B (12.74% (LIBOR + 11.50% with 1.00% LIBOR floor), in non-accrual status effective 4/1/2016, due 4/8/2019)(10)(13)	26,080	1,630	1,372	—%
				1,630	1,372	—%
Armor Holding II LLC	New York / Commercial Services & Supplies	Second Lien Term Loan (10.34% (LIBOR + 9.00% with 1.25% LIBOR floor), due 12/26/2020)(3)(8)(10)(11)	7,000	6,933	7,000	0.2%
				6,933	7,000	0.2%
Atlantis Health Care Group (Puerto Rico), Inc.	Puerto Rico / Health Care Providers & Services	Revolving Line of Credit – $7,000 Commitment (9.50% (LIBOR + 8.00% with 1.50% LIBOR floor), due 8/21/2018)(10)(11)(15)	5,200	5,200	5,200	0.2%
		Senior Term Loan (9.50% (LIBOR + 8.00% with 1.50% LIBOR floor), due 2/21/2020)(3)(10)(11)	79,356	79,356	79,356	2.4%
				84,556	84,556	2.6%
Babson CLO Ltd. 2014-III	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 12.65%, due 1/15/2026)(5)(6)(14)	52,250	41,425	36,550	1.1%
				41,425	36,550	1.1%
Broder Bros., Co.	Pennsylvania / Textiles, Apparel & Luxury Goods	Senior Secured Term Loan A (7.08% (LIBOR + 5.75% with 1.25% LIBOR floor), due 6/03/2021)(3)(10)(11)	110,138	110,138	110,138	3.4%
		Senior Secured Term Loan B (13.58% (LIBOR + 12.25% with 1.25% LIBOR floor), due 6/03/2021)(10)(11)	114,409	114,409	114,409	3.4%
				224,547	224,547	6.8%
Brookside Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 0.32%, due 4/17/2025)(5)(14)	26,000	16,476	13,483	0.4%
				16,476	13,483	0.4%
California Street CLO IX Ltd. (f/k/a Symphony CLO IX Ltd.)	Cayman Islands / Structured Finance	Preference Shares (Residual Interest, current yield 13.31%, due 10/16/2028)(5)(14)	$58,915	$40,827	$35,582	1.1%
				40,827	35,582	1.1%
See notes to consolidated financial statements.
F-9

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Capstone Logistics Acquisition, Inc.	Georgia / Commercial Services & Supplies	Second Lien Term Loan (9.49% (LIBOR + 8.25% with 1.00% LIBOR floor), due 10/7/2022)(3)(8)(10)(13)	101,517	101,092	97,382	3.0%
				101,092	97,382	3.0%
Carlyle Global Market Strategies CLO 2014-4, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 21.48%, due 10/15/2026)(5)(6)(14)	25,534	19,600	19,860	0.6%
				19,600	19,860	0.6%
Carlyle Global Market Strategies CLO 2016-3, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 16.12%, due 10/20/2029)(5)(6)(14)	32,200	31,405	27,914	0.8%
				31,405	27,914	0.8%
Cent CLO 17 Limited	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 0.00%, due 1/30/2025)(5)(14)(17)	24,870	17,723	11,862	0.4%
				17,723	11,862	0.4%
Cent CLO 20 Limited	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.32%, due 1/25/2026)(5)(14)	40,275	31,893	31,093	0.9%
				31,893	31,093	0.9%
Cent CLO 21 Limited	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.43%, due 7/27/2026)(5)(6)(14)	48,528	36,334	34,914	1.1%
				36,334	34,914	1.1%
Centerfield Media Holding Company(35)	California / Internet Software and Services	Senior Secured Term Loan A (8.34% (LIBOR + 7.00% with 1.00% LIBOR floor), due 1/17/2022)(3)(8)(10)(11)	66,980	66,980	66,980	2.0%
		Senior Secured Term Loan B (13.84% (LIBOR + 12.50% with 1.00% LIBOR floor), due 1/17/2022)(8)(10)(11)	68,000	68,000	68,000	2.1%
				134,980	134,980	4.1%
CIFC Funding 2013-III, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 11.93%, due 10/24/2025)(5)(14)	44,100	30,659	28,043	0.9%
				30,659	28,043	0.9%
CIFC Funding 2013-IV, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 13.42%, due 11/27/2024)(5)(14)	45,500	32,393	30,702	0.9%
				32,393	30,702	0.9%
CIFC Funding 2014-IV Investor, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 9.79%, due 10/17/2026)(5)(6)(14)	41,500	29,454	26,111	0.8%
				29,454	26,111	0.8%
CIFC Funding 2016-I, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 14.99%, due 10/21/2028)(5)(6)(14)	34,000	31,312	28,040	0.9%
				31,312	28,040	0.9%
Cinedigm DC Holdings, LLC	New York / Media	Senior Secured Term Loan (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/31/2021)(10)(11)(46)	44,056	44,006	44,056	1.3%
				44,006	44,056	1.3%
Coverall North America, Inc.	Florida / Commercial Services & Supplies	Senior Secured Term Loan A (7.34% (LIBOR + 6.00% with 1.00% LIBOR floor), due 11/02/2020)(3)(10)(11)	$22,658	$22,658	$22,658	0.7%
		Senior Secured Term Loan B (12.34% (LIBOR + 11.00% with 1.00% LIBOR floor), due 11/02/2020)(3)(10)(11)	24,938	24,938	24,938	0.7%
				47,596	47,596	1.4%
CURO Financial Technologies Corp.	Canada / Consumer Finance	Senior Secured Notes (12.00%, due 3/1/2022)(8)(14)	10,000	9,840	10,000	0.3%
				9,840	10,000	0.3%
Digital Room LLC	California / Commercial Services & Supplies	Second Lien Term Loan (11.24% (LIBOR + 10.00% with 1.00% LIBOR floor), due 5/21/2023)(3)(8)(10)(13)	34,000	33,415	34,000	1.0%
				33,415	34,000	1.0%
Dunn Paper, Inc.	Georgia / Paper & Forest Products	Second Lien Term Loan (9.99% (LIBOR + 8.75% with 1.00% LIBOR floor), due 8/26/2023)(3)(8)(10)(13)	11,500	11,303	11,500	0.3%
				11,303	11,500	0.3%

See notes to consolidated financial statements.
F-10

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Easy Gardener Products, Inc.	Texas / Household Durables	Senior Secured Term Loan (11.30% (LIBOR + 10.00% with .25% LIBOR floor), due 09/30/2020)(3)(10)(11)	17,194	17,194	16,683	0.5%
				17,194	16,683	0.5%
Engine Group, Inc.(7)	California / Media	Senior Secured Term Loan (5.95% (LIBOR + 4.75% with 1.00% LIBOR floor), due 9/15/2022)(8)(9)(10)(11)	5,000	5,000	5,000	0.2%
		Second Lien Term Loan (10.08% (LIBOR + 8.75% with 1.00% LIBOR floor), due 9/15/2023)(8)(10)(11)	35,000	35,000	35,000	1.0%
				40,000	40,000	1.2%
Fleetwash, Inc.	New Jersey / Commercial Services & Supplies	Senior Secured Term Loan B (10.30% (LIBOR + 9.00% with 1.00% LIBOR floor), due 4/30/2022)(3)(10)(11)	21,544	21,544	21,544	0.7%
		Delayed Draw Term Loan – $15,000 Commitment (9.80% (LIBOR + 8.50% with 1.00% LIBOR floor)expires 4/30/2022)(10)(11)(15)		—	—	—%
				21,544	21,544	0.7%
Galaxy XV CLO, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 10.86%, due 4/15/2025)(5)(14)	50,525	33,768	33,118	1.0%
				33,768	33,118	1.0%
Galaxy XVI CLO, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 8.31%, due 11/16/2025)(5)(14)	24,575	17,579	15,324	0.5%
				17,579	15,324	0.5%
Galaxy XVII CLO, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 7.38%, due 7/15/2026)(5)(6)(14)	39,905	28,985	24,897	0.8%
				28,985	24,897	0.8%
Halcyon Loan Advisors Funding 2012-1 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 0.00%, due 8/15/2023)(5)(14)(17)	23,188	4,351	4,714	0.1%
				4,351	4,714	0.1%
Halcyon Loan Advisors Funding 2013-1 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 6.34%, due 4/15/2025)(5)(14)	40,400	25,749	21,925	0.7%
				25,749	21,925	0.7%
Halcyon Loan Advisors Funding 2014-1 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 9.02%, due 4/18/2026)(5)(14)	24,500	15,910	14,637	0.4%
				15,910	14,637	0.4%
Halcyon Loan Advisors Funding 2014-2 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.00%, due 4/28/2025)(5)(6)(14)	$41,164	$26,946	$25,257	0.8%
				26,946	25,257	0.8%
Halcyon Loan Advisors Funding 2015-3 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.65%, due 10/18/2027)(5)(6)(14)	39,598	33,779	34,298	1.0%
				33,779	34,298	1.0%
Harbortouch Payments, LLC	Pennsylvania / Commercial Services & Supplies	Escrow Receivable		—	862	—%
				—	862	—%
HarbourView CLO VII, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 17.53%, due 11/18/2026)(5)(6)(14)	19,025	15,016	13,626	0.4%
				15,016	13,626	0.4%
Harley Marine Services, Inc.	Washington / Marine	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 12/20/2019)(3)(8)(10)(11)	9,000	8,927	8,853	0.3%
				8,927	8,853	0.3%
Ingenio, LLC	California / Internet Software and Services	Senior Secured Term Loan (8.82% (LIBOR + 7.50% with 1.25% LIBOR floor), due 9/26/2022)(8)(10)(11)	10,000	10,000	10,000	0.3%
				10,000	10,000	0.3%
Inpatient Care Management Company, LLC	Florida / Health Care Providers & Services	Senior Secured Term Loan (9.30% (LIBOR + 8.00% with 1.00% LIBOR floor), due 6/8/2021(3)(10)(11)	25,196	25,196	25,191	0.8%
				25,196	25,191	0.8%

See notes to consolidated financial statements.
F-11

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Instant Web, LLC	Minnesota / Media	Senior Secured Term Loan A (5.80% (LIBOR + 4.50% with 1.00% LIBOR floor), due 3/28/2019)(10)(11)	120,948	120,948	120,948	3.7%
		Senior Secured Term Loan B (12.30% (LIBOR + 11.00% with 1.00% LIBOR floor), due 3/28/2019)(3)(10)(11)	158,100	158,100	158,100	4.8%
		Senior Secured Term Loan C-1 (13.05% (LIBOR + 11.75% with 1.00% LIBOR floor), due 3/28/2019)(10)(11)	27,000	27,000	27,000	0.8%
		Senior Secured Term Loan C-2 (13.80% (LIBOR + 12.50% with 1.00% LIBOR floor), due 3/28/2019)(10)(11)	25,000	25,000	25,000	0.8%
		Senior Secured Term Loan C-3 (12.83% (LIBOR + 11.50% with 1.00% LIBOR floor), due 3/28/2019)(10)(11)	22,000	22,000	22,000	0.7%
				353,048	353,048	10.8%
InterDent, Inc.	California / Health Care Providers & Services	Senior Secured Term Loan A (6.74% (LIBOR + 5.50% with 0.75% LIBOR floor), due 12/31/2017)(10)(13)	78,435	78,435	78,435	2.4%
		Senior Secured Term Loan B (11.74% (LIBOR + 10.50% with 0.75% LIBOR floor), due 12/31/2017)(3)(10)(13)	131,125	131,125	126,287	3.8%
				209,560	204,722	6.2%
JD Power and Associates	California / Capital Markets	Second Lien Term Loan (9.83% (LIBOR + 8.50% with 1.00% LIBOR floor), due 9/7/2024)(3)(8)(10)(11)	20,000	19,778	20,000	0.6%
				19,778	20,000	0.6%
Jefferson Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 9.10%, due 7/20/2027)(5)(6)(14)	19,500	16,362	12,863	0.4%
				16,362	12,863	0.4%
K&N Parent, Inc.	California / Auto Components	Second Lien Term Loan (9.99% (LIBOR + 8.75% with 1.00% LIBOR floor), due 10/21/2024)(3)(8)(10)(13)	$13,000	$12,770	$13,000	0.4%
				12,770	13,000	0.4%
Keystone Acquisition Corp.(36)	Pennsylvania / Health Care Providers & Services	Second Lien Term Loan (10.58% (LIBOR + 9.25% with 1.00% LIBOR floor), due 5/1/2025)(3)(8)(10)(11)	50,000	50,000	50,000	1.5%
				50,000	50,000	1.5%
LaserShip, Inc.	Virginia / Air Freight & Logistics	Senior Secured Term Loan A (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 3/18/2019)(3)(10)(13)	31,960	31,960	31,960	1.0%
		Senior Secured Term Loan B (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 3/18/2019)(3)(10)(13)	19,635	19,635	19,635	0.6%
				51,595	51,595	1.6%
LCM XIV Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 12.18%, due 7/15/2025)(5)(14)	30,500	20,730	20,077	0.6%
				20,730	20,077	0.6%
Madison Park Funding IX, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 0.00%, due 8/15/2022)(5)(14)(17)	43,110	6,834	8,655	0.3%
				6,834	8,655	0.3%
Matrixx Initiatives, Inc.	New Jersey / Pharmaceuticals	Senior Secured Term Loan A (7.84% (LIBOR + 6.50% with 1.00% LIBOR floor), due 9/22/2020)(3)(10)(11)	86,427	86,427	86,427	2.6%
		Senior Secured Term Loan B (12.84% (LIBOR + 11.50% with 1.00% LIBOR floor), due 9/22/2020)(3)(10)(11)	69,562	69,562	69,562	2.1%
				155,989	155,989	4.7%
Maverick Healthcare Equity, LLC	Arizona / Health Care Providers & Services	Preferred Units (10.00%, 1,250,000 units)(16)		1,252	697	—%
		Class A Common Units (1,250,000 units)(16)		—	—	—%
				1,252	697	—%
Memorial MRI & Diagnostic, LLC	Texas / Health Care Providers & Services	Senior Secured Term Loan (9.83% (LIBOR + 8.50% with 1.00% LIBOR floor), due 3/16/2022)(10)(11)	37,620	37,620	37,620	1.1%

See notes to consolidated financial statements.
F-12

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				37,620	37,620	1.1%
Mountain View CLO 2013-I Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 7.01%, due 4/12/2024)(5)(14)	43,650	27,464	24,695	0.8%
				27,464	24,695	0.8%
Mountain View CLO IX Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 13.85%, due 7/15/2027)(5)(6)(14)	47,830	40,597	38,942	1.2%
				40,597	38,942	1.2%
National Home Healthcare Corp.	Michigan / Health Care Providers & Services	Second Lien Term Loan (10.24% (LIBOR + 9.00% with 1.00% LIBOR floor), due 12/8/2022)(3)(8)(10)(13)	15,407	15,209	15,407	0.5%
				15,209	15,407	0.5%
NCP Finance Limited Partnership(38)	Ohio / Consumer Finance	Subordinated Secured Term Loan (11.00% (LIBOR + 9.75% with 1.25% LIBOR floor), due 9/30/2018)(3)(8)(10)(13)(14)	26,800	26,440	26,269	0.8%
				26,440	26,269	0.8%
Octagon Investment Partners XV, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 14.48%, due 7/19/2030)(5)(14)	42,064	30,368	24,346	0.7%
				30,368	24,346	0.7%
Octagon Investment Partners XVIII, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 11.58%, due 12/16/2024)(5)(6)(14)	$28,200	$17,927	$15,900	0.5%
				17,927	15,900	0.5%
Pacific World Corporation	California / Personal Products	Revolving Line of Credit – $21,000 Commitment (8.49% (LIBOR + 7.25% with 1.00% LIBOR floor), due 9/26/2020)(10)(13)(15)	14,725	14,725	14,725	0.4%
		Senior Secured Term Loan A (6.49% (LIBOR + 5.25% with 1.00% LIBOR floor), due 9/26/2020)(3)(10)(13)	97,250	97,250	95,322	2.9%
		Senior Secured Term Loan B (10.49% (LIBOR + 9.25% with 1.00% LIBOR floor), due 9/26/2020)(3)(10)(13)	97,250	97,250	72,866	2.2%
		Common Stock (6,778,414 units)(16)		—	—	—%
				209,225	182,913	5.6%
Pelican Products, Inc.	California / Chemicals	Second Lien Term Loan (9.58% (LIBOR + 8.25% with 1.00% LIBOR floor), due 4/9/2021)(3)(8)(10)(11)	17,500	17,490	16,905	0.5%
				17,490	16,905	0.5%
PeopleConnect Intermediate, LLC (f/k/a Intelius, Inc.)	Washington / Internet Software & Services	Revolving Line of Credit – $1,000 Commitment (9.80% (LIBOR + 8.50% with 1.00% LIBOR floor), due 8/11/2018)(10)(11)(15)		—	—	—%
		Senior Secured Term Loan A (6.80% (LIBOR + 5.50% with 1.00% LIBOR floor), due 7/1/2020)(3)(10)(11)	19,427	19,427	19,427	0.6%
		Senior Secured Term Loan B (12.80% (LIBOR + 11.50% with 1.00% LIBOR floor), due 7/1/2020)(3)(10)(11)	20,463	20,463	20,463	0.6%
				39,890	39,890	1.2%
PGX Holdings, Inc.(40)	Utah / Diversified Consumer Services	Second Lien Term Loan (10.24% (LIBOR + 9.00% with 1.00% LIBOR floor), due 9/29/2021)(3)(10)(13)	134,668	134,668	134,668	4.1%
				134,668	134,668	4.1%
Photonis Technologies SAS	France / Electronic Equipment, Instruments & Components	First Lien Term Loan (8.83% (LIBOR + 7.50% with 1.00% LIBOR floor), due 9/18/2019)(8)(10)(11)(14)	9,872	9,768	8,480	0.3%
				9,768	8,480	0.3%
Pinnacle (US) Acquisition Co. Limited	Texas / Software	Second Lien Term Loan (10.55% (LIBOR + 9.25% with 1.25% LIBOR floor), in non-accrual status effective 7/1/2017, due 8/3/2020)(8)(10)(11)	7,037	6,947	6,333	0.2%
				6,947	6,333	0.2%
PlayPower, Inc.	North Carolina / Leisure Products	Second Lien Term Loan (10.08% (LIBOR + 8.75% with 1.00% LIBOR floor), due 6/23/2022)(3)(8)(10)(11)	11,000	10,886	11,000	0.3%
				10,886	11,000	0.3%

See notes to consolidated financial statements.
F-13

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

PrimeSport, Inc.	Georgia / Hotels, Restaurants & Leisure	Senior Secured Term Loan A (8.30% (LIBOR + 7.00% with 1.00% LIBOR floor), due 2/11/2021)(3)(10)(11)	53,000	53,000	47,693	1.5%
		Senior Secured Term Loan B (13.30% (LIBOR + 12.00% with 1.00% LIBOR floor), due 2/11/2021)(3)(10)(11)	74,500	74,500	60,453	1.8%
				127,500	108,146	3.3%
Prince Mineral Holding Corp.	New York / Metals & Mining	Senior Secured Term Loan (11.50%, due 12/15/2019)(8)	10,000	9,958	10,000	0.3%
				9,958	10,000	0.3%
RGIS Services, LLC	Michigan / Commercial Services & Supplies	Senior Secured Term Loan (8.83% (LIBOR + 7.50% with 1.00% LIBOR floor), due 3/31/2023)(8)(10)(11)	$30,884	$30,208	$28,832	0.9%
				30,208	28,832	0.9%
RME Group Holding Company	Florida / Media	Senior Secured Term Loan A (7.33% (LIBOR + 6.00% with 1.00% LIBOR floor), due 5/4/2022)(3)(10)(11)	37,313	37,313	37,313	1.1%
		Senior Secured Term Loan B (12.33% (LIBOR + 11.00% with 1.00% LIBOR floor), due 5/4/2022)(3)(10)(11)	24,938	24,938	24,938	0.8%
				62,251	62,251	1.9%
Rocket Software, Inc.	Massachusetts / Software	Second Lien Term Loan (10.83% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/14/2024)(3)(8)(10)(11)	50,000	49,125	50,000	1.5%
				49,125	50,000	1.5%
SCS Merger Sub, Inc.	Texas / IT Services	Second Lien Term Loan (10.74% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/30/2023)(3)(8)(10)(13)	20,000	19,549	20,000	0.6%
				19,549	20,000	0.6%
SESAC Holdco II LLC	Tennessee / Media	Second Lien Term Loan (8.49% (LIBOR + 7.25% with 1.00% LIBOR floor), due 2/23/2025)(8)(10)(13)	3,000	2,972	2,972	0.1%
				2,972	2,972	0.1%
Small Business Whole Loan Portfolio(41)	New York / Online Lending	436 Small Business Loans purchased from On Deck Capital, Inc.	6,050	6,050	5,669	0.2%
				6,050	5,669	0.2%
Spartan Energy Services, Inc.	Louisiana / Energy Equipment & Services	Senior Secured Term Loan A (7.24% (LIBOR + 6.00% with 1.00% LIBOR floor), in non-accrual status effective 4/1/2016, due 12/28/2018)(10)(13)	13,156	11,678	8,946	0.3%
		Senior Secured Term Loan B (13.24% (LIBOR + 12.00% with 1.00% LIBOR floor), in non-accrual status effective 4/1/2016, due 12/28/2018)(10)(13)	16,469	13,669	—	—%
				25,347	8,946	0.3%
Stryker Energy, LLC	Ohio / Oil, Gas & Consumable Fuels	Overriding Royalty Interests (43)		—	—	—%
				—	—	—%
Sudbury Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 9.82%, due 1/17/2026)(5)(14)	28,200	19,256	16,027	0.5%
				19,256	16,027	0.5%
Symphony CLO XIV Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 6.35%, due 7/14/2026)(5)(6)(14)	49,250	35,886	30,386	0.9%
				35,886	30,386	0.9%
Symphony CLO XV, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 10.46%, due 10/17/2026)(5)(14)	50,250	40,711	34,932	1.1%
				40,711	34,932	1.1%
TouchTunes Interactive Networks, Inc.	New York / Internet Software & Services	Second Lien Term Loan (9.57% (LIBOR + 8.25% with 1.00% LIBOR floor), due 5/29/2022)(3)(8)(10)(11)	14,000	13,912	14,000	0.4%
				13,912	14,000	0.4%
TGP HOLDINGS III LLC	Oregon / Household Durables	Second Lien Term Loan (9.83% (LIBOR + 8.50% with 1.00% LIBOR floor), due 9/25/2025)(8)(10)(11)	3,000	2,955	3,000	0.1%
				2,955	3,000	0.1%

See notes to consolidated financial statements.
F-14

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Turning Point Brands, Inc.(42)	Kentucky / Tobacco	Second Lien Term Loan (11.00%, due 8/17/2022)(3)(8)	$14,500	$14,372	$14,263	0.4%
				14,372	14,263	0.4%
United Sporting Companies, Inc.(18)	South Carolina / Distributors	Second Lien Term Loan (12.75% (LIBOR + 11.00% with 1.75% LIBOR floor) plus 2.00% PIK, in non-accrual status effective 4/1/2017, due 11/16/2019)(3)(10)(13)	142,275	136,284	65,256	2.0%
		Common Stock (24,967 shares)(16)		—	—	—%
				136,284	65,256	2.0%
Universal Fiber Systems, LLC	Virginia / Textiles, Apparel & Luxury Goods	Second Lien Term Loan (10.74% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/02/2022)(3)(8)(10)(13)	37,000	36,472	37,000	1.1%
				36,472	37,000	1.1%
Universal Turbine Parts, LLC	Alabama / Trading Companies & Distributors	Senior Secured Term Loan A (6.98% (LIBOR + 5.75% with 1.00% LIBOR floor), due 7/22/2021)(3)(10)(13)	32,013	32,013	30,067	0.9%
		Senior Secured Term Loan B (12.98% (LIBOR + 11.75% with 1.00% LIBOR floor), due 7/22/2021)(3)(10)(13)	32,500	32,500	29,924	0.9%
				64,513	59,991	1.8%
USG Intermediate, LLC	Texas / Leisure Products	Revolving Line of Credit – $2,500 Commitment (10.49% (LIBOR + 9.25% with 1.00% LIBOR floor), due 8/24/2018)(10)(13)(15)	2,500	2,500	2,500	0.1%
		Senior Secured Term Loan A (7.99% (LIBOR + 6.75% with 1.00% LIBOR floor), due 8/24/2022)(3)(10)(13)	14,396	14,396	14,396	0.4%
		Senior Secured Term Loan B (12.99% (LIBOR + 11.75% with 1.00% LIBOR floor), due 8/24/2022)(3)(10)(13)	21,646	21,646	21,646	0.7%
		Equity(16)		1	—	—%
				38,543	38,542	1.2%
VC GB Holdings, Inc.	Illinois / Household Durables	Subordinated Secured Term Loan (9.24% (LIBOR + 8.00% with 1.00% LIBOR floor), due 2/28/2025)(3)(8)(10)(13)	20,000	19,721	20,000	0.6%
				19,721	20,000	0.6%
Venio LLC	Pennsylvania / Professional Services	Second Lien Term Loan (4.00% plus PIK 10.00% (LIBOR + 7.50% with 2.50% LIBOR floor), in non-accrual status effective 12/31/15, due 2/19/2020)(10)(11)	20,442	15,897	16,248	0.5%
				15,897	16,248	0.5%
Voya CLO 2012-2, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 0.00%, due 10/15/2022)(5)(14)(17)	38,070	1,122	1,637	—%
				1,122	1,637	—%
Voya CLO 2012-3, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 0.00%, due 10/15/2022)(5)(14)(17)	46,632	531	1,720	0.1%
				531	1,720	0.1%
Voya CLO 2012-4, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 12.96%, due 10/15/2028)(5)(14)	40,613	30,903	29,515	0.9%
				30,903	29,515	0.9%
Voya CLO 2014-1, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 13.05%, due 4/18/2026)(5)(6)(14)	32,383	24,323	24,373	0.7%
				24,323	24,373	0.7%
Voya CLO 2016-3, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 12.80%, due 10/18/2027)(5)(6)(14)	28,100	27,079	22,384	0.7%
				27,079	22,384	0.7%
Voya CLO 2017-3, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.65%, due 7/20/2030)(5)(6)(14)	$44,885	$46,340	$42,581	1.3%
				46,340	42,581	1.3%
Washington Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 7.06%, due 4/20/2026)(5)(6)(14)	22,600	16,344	13,619	0.4%
				16,344	13,619	0.4%

See notes to consolidated financial statements.
F-15

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Wheel Pros, LLC	Colorado / Auto Components	Senior Subordinated Secured Note (11.00% (LIBOR + 7.00% with 4.00% LIBOR floor), due 6/29/2020)(3)(10)(11)	15,300	15,300	15,300	0.5%
		Senior Subordinated Secured Note (11.00% (LIBOR + 7.00% with 4.00% LIBOR floor), due 6/29/2020)(3)(10)(11)	5,460	5,460	5,460	0.2%
				20,760	20,760	0.7%
Total Non-Control/Non-Affiliate Investments (Level 3)				$3,997,812	$3,736,012	113.7%

Total Portfolio Investments (Level 3)				$5,883,117	$5,687,117	173.0%

See notes to consolidated financial statements.
F-16

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2017
Portfolio Company	Locale / Industry	Investments(1)(44)(45)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(49)

Arctic Energy Services, LLC(37)	Wyoming / Energy Equipment & Services	Class D Units (12.00%, 32,915 units)(16)		$31,640	$17,370	0.5%
		Class E Units (14.00%, 21,080 units)(16)		20,230	—	—%
		Class A Units (14.00%, 700 units)(16)		9,006	—	—%
		Class C Units (10 units)(16)		—	—	—%
				60,876	17,370	0.5%
CCPI Inc.(19)	Ohio / Electronic Equipment, Instruments & Components	Senior Secured Term Loan A (10.00%, due 12/31/2020)(3)	2,966	2,966	2,966	0.1%
		Senior Secured Term Loan B (12.00% plus 7.00% PIK, due 12/31/2020)(3)(46)	18,216	18,216	18,216	0.5%
		Common Stock (14,857 shares)		6,759	21,870	0.7%
				27,941	43,052	1.3%
CP Energy Services Inc.(20)	Oklahoma / Energy Equipment & Services	Series B Convertible Preferred Stock (16.00%, 1,043 shares)(16)		98,273	72,216	2.2%
		Common Stock (2,924 shares)(16)		15,227	—	—%
				113,500	72,216	2.2%
Credit Central Loan Company, LLC(21)	South Carolina / Consumer Finance	Subordinated Term Loan (10.00% plus 10.00% PIK, due 6/26/2019)(14)(46)	51,855	45,255	51,855	1.5%
		Class A Units (10,640,642 units)(14)(16)		13,731	9,881	0.3%
		Net Revenues Interest (25% of Net Revenues)(14)(16)		—	2,699	0.1%
				58,986	64,435	1.9%
Echelon Aviation LLC	New York / Aerospace & Defense	Senior Secured Term Loan (11.75% (LIBOR + 9.75% with 2.00% LIBOR floor) plus 2.25% PIK, due 3/31/2022)(10)(13)(46)	31,055	31,055	31,055	0.9%
		Senior Secured Term Loan (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 1.00% PIK, due 12/7/2024)(10)(13)(46)	16,044	16,044	16,044	0.5%
		Membership Interest (99%)		22,738	24,219	0.7%
				69,837	71,318	2.1%
Edmentum Ultimate Holdings, LLC(22)	Minnesota / Diversified Consumer Services	Second Lien Revolving Credit Facility to Edmentum, Inc. – $7,834 Commitment (5.00%, due 6/9/2020)(15)	7,834	7,834	7,834	0.2%
		Unsecured Senior PIK Note (8.50% PIK, due 6/9/2020)(46)	6,905	6,905	6,905	0.2%
		Unsecured Junior PIK Note (10.00% PIK, in non-accrual status effective 1/1/2017, due 6/9/2020)	31,870	23,829	31,870	1.0%
		Class A Units (370,964 units)(16)		6,577	286	—%
				45,145	46,895	1.4%
First Tower Finance Company LLC(23)	Mississippi / Consumer Finance	Subordinated Term Loan to First Tower, LLC (10.00% plus 7.00% PIK, due 6/24/2019)(14)(46)	261,114	261,114	261,114	7.8%
		Class A Units (93,997,533 units)(14)(16)		78,481	104,474	3.1%
				339,595	365,588	10.9%
Freedom Marine Solutions, LLC(24)	Louisiana / Energy Equipment & Services	Membership Interest (100%)(16)		42,610	23,994	0.7%
				42,610	23,994	0.7%

See notes to consolidated financial statements.
F-17

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

MITY, Inc.(25)	Utah / Commercial Services & Supplies	Senior Secured Note A (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor), due 1/30/2020)(3)(10)(11)	$26,250	$26,250	$26,250	0.8%
		Senior Secured Note B (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor) plus 10.00% PIK, due 1/30/2020)(3)(10)(11)(46)	24,442	24,442	24,442	0.7%
		Subordinated Unsecured Note to Broda Enterprises ULC (10.00%, due on demand)(14)	5,659	7,200	5,659	0.2%
		Common Stock (42,053 shares)		6,849	20,161	0.6%
				64,741	76,512	2.3%
National Property REIT Corp.(26)	Various / Equity Real Estate Investment Trusts (REITs) / Online Lending	Senior Secured Term Loan A (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 5.50% PIK, due 4/1/2019)(10)(11)(46)	291,315	291,315	291,315	8.7%
		Senior Secured Term Loan E (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 5.00% PIK, due 4/1/2019)(10)(11)(46)	122,314	122,314	122,314	3.6%
		Senior Secured Term Loan C to ACL Loan Holdings, Inc. (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 5.00% PIK, due 4/1/2019)(10)(11)(14)(46)	59,722	59,722	59,722	1.8%
		Senior Secured Term Loan C to American Consumer Lending Limited (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 5.00% PIK, due 12/15/2020)(10)(11)(14)(46)	87,130	87,130	87,130	2.6%
		Common Stock (2,280,992 shares)(16)		229,815	338,046	10.1%
		Net Operating Income Interest (5% of Net Operating Income)		—	88,777	2.6%
				790,296	987,304	29.4%
Nationwide Loan Company LLC(27)	Illinois / Consumer Finance	Senior Subordinated Term Loan to Nationwide Acceptance LLC (10.00% plus 10.00% PIK, due 6/18/2019)(14)(46)	16,819	16,819	16,819	0.5%
		Class A Units (32,456,159 units)(14)		18,183	20,126	0.6%
				35,002	36,945	1.1%
NMMB, Inc.(28)	New York / Media	Senior Secured Note (14.00%, due 5/6/2021)	3,714	3,714	3,714	0.1%
		Senior Secured Note to Armed Forces Communications, Inc. (14.00%, due 5/6/2021)	6,900	6,900	6,900	0.2%
		Series A Preferred Stock (7,200 shares)(16)		7,200	5,713	0.2%
		Series B Preferred Stock (5,669 shares)(16)		5,669	4,498	0.1%
				23,483	20,825	0.6%
R-V Industries, Inc.	Pennsylvania / Machinery	Senior Subordinated Note (10.30% (LIBOR + 9.00% with 1.00% LIBOR floor), due 3/31/2022)(3)(10)(11)	28,622	28,622	28,622	0.9%
		Common Stock (745,107 shares)		6,866	4,056	0.1%
				35,488	32,678	1.0%
SB Forging Company II, Inc. (f/k/a Gulf Coast Machine & Supply Company)(29)	Texas / Energy Equipment & Services	Series A Convertible Preferred Stock (6.50%, 99,000 shares)(16)		—	1,940	0.1%
		Common Stock (100 shares)(16)		—	—	—%
				—	1,940	0.1%
USES Corp.(30)	Texas / Commercial Services & Supplies	Senior Secured Term Loan A (9.00% PIK, in non-accrual status effective 4/1/2016, due 7/22/2020)	$31,068	$28,604	$12,517	0.4%
		Senior Secured Term Loan B (15.50% PIK, in non-accrual status effective 4/1/2016, due 7/22/2020)	41,475	35,568	—	—%
		Common Stock (268,962 shares)(16)		—	—	—%
				64,172	12,517	0.4%

See notes to consolidated financial statements.
F-18

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Valley Electric Company, Inc.(31)	Washington / Construction & Engineering	Senior Secured Note to Valley Electric Co. of Mt. Vernon, Inc. (8.00% (LIBOR + 5.00% with 3.00% LIBOR floor) plus 2.50% PIK, due 12/31/2024)(3)(10)(11)(46)	10,430	10,430	10,430	0.3%
		Senior Secured Note (10.00% plus 8.50% PIK, due 6/23/2024)(46)	25,624	25,624	22,079	0.7%
		Common Stock (50,000 shares)(16)		26,204	—	—%
				62,258	32,509	1.0%
Wolf Energy, LLC(32)	Kansas / Energy Equipment & Services	Membership Interest (100%)(16)		—	—	—%
		Membership Interest in Wolf Energy Services Company, LLC (100%)(16)		6,801	5,662	0.1%
		Net Profits Interest (8% of Equity Distributions)(4)(16)		—	15	—%
				6,801	5,677	0.1%
Total Control Investments (Level 3)				$1,840,731	$1,911,775	57.0%

Affiliate Investments (5.00% to 24.99% voting control)(50)

Nixon, Inc.(39)	California / Textiles, Apparel & Luxury Goods	Senior Secured Term Loan (11.50% PIK, in non-accrual status effective 7/1/2016, due 11/12/2022)(8)	$16,499	$14,197	$—	—%
		Common Stock (857 units)(16)	—	—	—	—%
				14,197	—	—%
Targus Cayman HoldCo Limited (33)	California / Textiles, Apparel & Luxury Goods	Senior Secured Term Loan A (15.00% PIK, due 12/31/2019)(8)(46)	1,532	1,320	1,532	—%
		Senior Secured Term Loan B (15.00% PIK, due 12/31/2019)(8)(46)	4,596	3,961	4,596	0.1%
		Common Stock (1,262,737 shares)(16)		3,479	5,301	0.1%
				8,760	11,429	0.3%
Total Affiliate Investments (Level 3)				$22,957	$11,429	0.3%

See notes to consolidated financial statements.
F-19

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2017
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

American Gilsonite Company(34)	Utah / Chemicals	Membership Interest (1.93%)(16)		$—	$—	—%
				—	—	—%
Apidos CLO IX	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 0.00%, due 7/15/2023)(5)(14)(17)	23,525	7,597	7,597	0.2%
				7,597	7,597	0.2%
Apidos CLO XI	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 9.54%, due 10/17/2028)(5)(14)	40,500	30,494	24,777	0.7%
				30,494	24,777	0.7%
Apidos CLO XII	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 5.73%, due 4/15/2025)(5)(14)	44,063	30,745	26,047	0.8%
				30,745	26,047	0.8%
Apidos CLO XV	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 12.29%, due 10/20/2025)(5)(14)	36,515	29,491	26,083	0.8%
				29,491	26,083	0.8%
Apidos CLO XXII	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.51%, due 10/20/2027)(5)(6)(14)	31,350	26,991	25,432	0.8%
				26,991	25,432	0.8%
Ark-La-Tex Wireline Services, LLC(32)	Louisiana / Energy Equipment & Services	Senior Secured Term Loan B (12.73% (LIBOR + 11.50% with 1.00% LIBOR floor), in non-accrual status effective 4/1/2016, due 4/8/2019)(10)(13)	26,080	1,630	1,630	—%
				1,630	1,630	—%
Armor Holding II LLC	New York / Commercial Services & Supplies	Second Lien Term Loan (10.30% (LIBOR + 9.00% with 1.25% LIBOR floor), due 12/26/2020)(3)(8)(10)(11)	7,000	6,928	7,000	0.2%
				6,928	7,000	0.2%
Atlantis Health Care Group (Puerto Rico), Inc.	Puerto Rico / Health Care Providers & Services	Revolving Line of Credit – $7,000 Commitment (9.50% (LIBOR + 8.00% with 1.50% LIBOR floor), due 8/21/2018)(10)(11)(15)	3,850	3,850	3,850	0.1%
		Senior Term Loan (9.50% (LIBOR + 8.00% with 1.50% LIBOR floor), due 2/21/2020)(3)(10)(11)	79,560	79,560	79,560	2.4%
				83,410	83,410	2.5%
Babson CLO Ltd. 2014-III	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.01%, due 1/15/2026)(5)(6)(14)	52,250	42,101	39,001	1.2%
				42,101	39,001	1.2%
Broder Bros., Co.	Pennsylvania / Textiles, Apparel & Luxury Goods	Senior Secured Term Loan A (7.05% (LIBOR + 5.75% with 1.25% LIBOR floor), due 6/03/2021)(3)(10)(11)	110,876	110,876	110,876	3.3%
		Senior Secured Term Loan B (13.55% (LIBOR + 12.25% with 1.25% LIBOR floor), due 6/03/2021)(10)(11)	114,901	114,901	114,901	3.4%
				225,777	225,777	6.7%
Brookside Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 1.29%, due 4/17/2025)(5)(14)	26,000	17,178	14,022	0.4%
				17,178	14,022	0.4%
California Street CLO IX Ltd. (f/k/a Symphony CLO IX Ltd.)	Cayman Islands / Structured Finance	Preference Shares (Residual Interest, current yield 13.82%, due 10/16/2028)(5)(14)	$58,915	$40,792	$35,758	1.1%
				40,792	35,758	1.1%
Capstone Logistics Acquisition, Inc.	Georgia / Commercial Services & Supplies	Second Lien Term Loan (9.48% (LIBOR + 8.25% with 1.00% LIBOR floor), due 10/7/2022)(3)(8)(10)(13)	101,517	101,071	98,468	2.9%

See notes to consolidated financial statements.
F-20

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				101,071	98,468	2.9%
Carlyle Global Market Strategies CLO 2014-4, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 21.61%, due 10/15/2026)(5)(6)(14)	25,534	19,494	19,757	0.6%
				19,494	19,757	0.6%
Carlyle Global Market Strategies CLO 2016-3, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.04%, due 10/20/2029)(5)(6)(14)	32,200	31,449	26,745	0.8%
				31,449	26,745	0.8%
Cent CLO 17 Limited	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 10.00%, due 1/30/2025)(5)(14)	24,870	18,100	16,708	0.5%
				18,100	16,708	0.5%
Cent CLO 20 Limited	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.81%, due 1/25/2026)(5)(14)	40,275	32,105	32,148	1.0%
				32,105	32,148	1.0%
Cent CLO 21 Limited	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.47%, due 7/27/2026)(5)(6)(14)	48,528	36,659	36,178	1.1%
				36,659	36,178	1.1%
Centerfield Media Holding Company(35)	California / Internet Software and Services	Senior Secured Term Loan A (8.30% (LIBOR + 7.00% with 1.00% LIBOR floor), due 1/17/2022)(3)(8)(10)(11)	67,320	67,320	67,320	2.0%
		Senior Secured Term Loan B (13.80% (LIBOR + 12.50% with 1.00% LIBOR floor), due 1/17/2022)(8)(10)(11)	68,000	68,000	68,000	2.0%
				135,320	135,320	4.0%
CIFC Funding 2013-III, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.42%, due 10/24/2025)(5)(14)	44,100	31,233	30,265	0.9%
				31,233	30,265	0.9%
CIFC Funding 2013-IV, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 16.16%, due 11/27/2024)(5)(14)	45,500	32,859	32,708	1.0%
				32,859	32,708	1.0%
CIFC Funding 2014-IV Investor, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 13.85%, due 10/17/2026)(5)(6)(14)	41,500	30,002	29,139	0.9%
				30,002	29,139	0.9%
CIFC Funding 2016-I, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 16.33%, due 10/21/2028)(5)(6)(14)	34,000	31,780	29,513	0.9%
				31,780	29,513	0.9%
Cinedigm DC Holdings, LLC	New York / Media	Senior Secured Term Loan (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/31/2021)(10)(11)(46)	49,156	49,106	49,156	1.5%
				49,106	49,156	1.5%
Coverall North America, Inc.	Florida / Commercial Services & Supplies	Senior Secured Term Loan A (7.30% (LIBOR + 6.00% with 1.00% LIBOR floor), due 11/02/2020)(3)(10)(11)	$22,658	$22,658	$22,658	0.7%
		Senior Secured Term Loan B (12.30% (LIBOR + 11.00% with 1.00% LIBOR floor), due 11/02/2020)(3)(10)(11)	24,938	24,938	24,938	0.7%
				47,596	47,596	1.4%
CURO Financial Technologies Corp.	Canada / Consumer Finance	Senior Secured Notes (12.00%, due 3/1/2022)(8)(14)	10,000	9,831	10,000	0.3%
				9,831	10,000	0.3%
Digital Room LLC	California / Commercial Services & Supplies	Second Lien Term Loan (11.23% (LIBOR + 10.00% with 1.00% LIBOR floor), due 5/21/2023)(3)(8)(10)(13)	34,000	33,389	33,389	1.0%
				33,389	33,389	1.0%
Dunn Paper, Inc.	Georgia / Paper & Forest Products	Second Lien Term Loan (9.98% (LIBOR + 8.75% with 1.00% LIBOR floor), due 8/26/2023)(3)(8)(10)(13)	11,500	11,295	11,500	0.3%
				11,295	11,500	0.3%
Easy Gardener Products, Inc.	Texas / Household Durables	Senior Secured Term Loan (11.30% (LIBOR + 10.00% with .25% LIBOR floor), due 9/30/2020)(3)(10)(11)	17,194	17,194	17,066	0.5%

See notes to consolidated financial statements.
F-21

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				17,194	17,066	0.5%
EZShield Parent, Inc.	Maryland / Internet Software & Services	Senior Secured Term Loan A (7.98% (LIBOR + 6.75% with 1.00% LIBOR floor), due 2/26/2021)(3)(10)(13)	14,963	14,963	14,963	0.4%
		Senior Secured Term Loan B (12.98% (LIBOR + 11.75% with 1.00% LIBOR floor), due 2/26/2021)(3)(10)(13)	15,000	15,000	15,000	0.5%
				29,963	29,963	0.9%
Fleetwash, Inc.	New Jersey / Commercial Services & Supplies	Senior Secured Term Loan B (10.30% (LIBOR + 9.00% with 1.00% LIBOR floor), due 4/30/2022)(3)(10)(11)	21,544	21,544	21,544	0.6%
		Delayed Draw Term Loan – $15,000 Commitment (9.80% (LIBOR + 8.50% with 1.00% LIBOR floor)expires 4/30/2022)(10)(11)(15)	—	—	—	—%
				21,544	21,544	0.6%
Galaxy XV CLO, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 12.14%, due 4/15/2025)(5)(14)	50,525	33,887	33,794	1.0%
				33,887	33,794	1.0%
Galaxy XVI CLO, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 11.71%, due 11/16/2025)(5)(14)	24,575	17,854	16,611	0.5%
				17,854	16,611	0.5%
Galaxy XVII CLO, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 10.14%, due 7/15/2026)(5)(6)(14)	39,905	29,502	26,833	0.8%
				29,502	26,833	0.8%
Global Employment Solutions, Inc.	Colorado / Professional Services	Senior Secured Term Loan (10.48% (LIBOR + 9.25% with 1.00% LIBOR floor), due 6/26/2020)(3)(10)(13)	48,131	48,131	48,131	1.4%
				48,131	48,131	1.4%
Halcyon Loan Advisors Funding 2012-1 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 0.00%, due 8/15/2023)(5)(14)(17)	23,188	5,086	5,086	0.2%
				5,086	5,086	0.2%
Halcyon Loan Advisors Funding 2013-1 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 5.76%, due 4/15/2025)(5)(14)	40,400	26,949	23,937	0.7%
				26,949	23,937	0.7%
Halcyon Loan Advisors Funding 2014-1 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 9.70%, due 4/18/2026)(5)(14)	$24,500	$15,982	$15,984	0.5%
				15,982	15,984	0.5%
Halcyon Loan Advisors Funding 2014-2 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.39%, due 4/28/2025)(5)(6)(14)	41,164	27,617	27,869	0.8%
				27,617	27,869	0.8%
Halcyon Loan Advisors Funding 2015-3 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.09%, due 10/18/2027)(5)(6)(14)	39,598	34,205	34,938	1.0%
				34,205	34,938	1.0%
Harbortouch Payments, LLC	Pennsylvania / Commercial Services & Supplies	Escrow Receivable		—	864	—%
				—	864	—%
HarbourView CLO VII, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 19.25%, due 11/18/2026)(5)(6)(14)	19,025	14,955	14,047	0.4%
				14,955	14,047	0.4%
Harley Marine Services, Inc.	Washington / Marine	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 12/20/2019)(3)(8)(10)(11)	9,000	8,919	8,800	0.3%
				8,919	8,800	0.3%
Inpatient Care Management Company, LLC	Florida / Health Care Providers & Services	Senior Secured Term Loan (10.30% (LIBOR + 9.00% with 1.00% LIBOR floor), due 6/8/2021(3)(10)(11)	25,467	25,467	25,467	0.8%
				25,467	25,467	0.8%

See notes to consolidated financial statements.
F-22

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Instant Web, LLC	Minnesota / Media	Senior Secured Term Loan A (5.80% (LIBOR + 4.50% with 1.00% LIBOR floor), due 3/28/2019)(10)(11)	120,948	120,948	120,948	3.6%
		Senior Secured Term Loan B (12.30% (LIBOR + 11.00% with 1.00% LIBOR floor), due 3/28/2019)(3)(10)(11)	158,100	158,100	158,100	4.7%
		Senior Secured Term Loan C-1 (13.05% (LIBOR + 11.75% with 1.00% LIBOR floor), due 3/28/2019)(10)(11)	27,000	27,000	27,000	0.8%
		Senior Secured Term Loan C-2 (13.80% (LIBOR + 12.50% with 1.00% LIBOR floor), due 3/28/2019)(10)(11)	25,000	25,000	25,000	0.8%
				331,048	331,048	9.9%
InterDent, Inc.	California / Health Care Providers & Services	Senior Secured Term Loan A (6.73% (LIBOR + 5.50% with 0.75% LIBOR floor), due 8/3/2017)(10)(13)	78,656	78,656	78,656	2.3%
		Senior Secured Term Loan B (11.73% (LIBOR + 10.50% with 0.75% LIBOR floor), due 8/3/2017)(3)(10)(13)	131,125	131,125	129,857	3.9%
				209,781	208,513	6.2%
JD Power and Associates	California / Capital Markets	Second Lien Term Loan (9.80% (LIBOR + 8.50% with 1.00% LIBOR floor), due 9/7/2024)(3)(8)(10)(11)	15,000	14,796	15,000	0.4%
				14,796	15,000	0.4%
Jefferson Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 10.45%, due 7/20/2027)(5)(6)(14)	19,500	16,501	13,507	0.4%
				16,501	13,507	0.4%
K&N Parent, Inc.	California / Auto Components	Second Lien Term Loan (9.98% (LIBOR + 8.75% with 1.00% LIBOR floor), due 10/20/2024)(3)(8)(10)(13)	13,000	12,762	13,000	0.4%
				12,762	13,000	0.4%
Keystone Acquisition Corp.(36)	Pennsylvania / Health Care Providers & Services	Second Lien Term Loan (10.55% (LIBOR + 9.25% with 1.00% LIBOR floor), due 5/1/2025)(3)(8)(10)(11)	$50,000	$50,000	$50,000	1.5%
				50,000	50,000	1.5%
LaserShip, Inc.	Virginia / Air Freight & Logistics	Senior Secured Term Loan A (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 3/18/2019)(3)(10)(13)	32,184	32,184	32,184	1.0%
		Senior Secured Term Loan B (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 3/18/2019)(3)(10)(13)	19,768	19,768	19,768	0.5%
				51,952	51,952	1.5%
LCM XIV Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 14.99%, due 7/15/2025)(5)(14)	30,500	21,243	21,567	0.6%
				21,243	21,567	0.6%
Madison Park Funding IX, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 11.49%, due 8/15/2022)(5)(14)	43,110	8,558	8,472	0.3%
				8,558	8,472	0.3%
Matrixx Initiatives, Inc.	New Jersey / Pharmaceuticals	Senior Secured Term Loan A (7.80% (LIBOR + 6.50% with 1.00% LIBOR floor), due 2/24/2020)(3)(10)(11)	65,427	65,427	65,427	2.0%
		Senior Secured Term Loan B (12.80% (LIBOR + 11.50% with 1.00% LIBOR floor), due 2/24/2020)(3)(10)(11)	52,562	52,562	52,562	1.6%
				117,989	117,989	3.6%
Maverick Healthcare Equity, LLC	Arizona / Health Care Providers & Services	Preferred Units (10.00%, 1,250,000 units)(16)		1,252	782	—%
		Class A Common Units (1,250,000 units)(16)		—	—	—%
				1,252	782	—%
Memorial MRI & Diagnostic, LLC	Texas / Health Care Providers & Services	Senior Secured Term Loan (9.80% (LIBOR + 8.50% with 1.00% LIBOR floor), due 3/16/2022)(10)(11)	37,810	37,810	37,810	1.1%
				37,810	37,810	1.1%

See notes to consolidated financial statements.
F-23

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Mountain View CLO 2013-I Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 9.43%, due 4/12/2024)(5)(14)	43,650	28,554	26,314	0.8%
				28,554	26,314	0.8%
Mountain View CLO IX Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.70%, due 7/15/2027)(5)(6)(14)	47,830	40,832	39,857	1.2%
				40,832	39,857	1.2%
National Home Healthcare Corp.	Michigan / Health Care Providers & Services	Second Lien Term Loan (10.08% (LIBOR + 9.00% with 1.00% LIBOR floor), due 12/8/2022)(3)(8)(10)(13)	15,407	15,199	15,407	0.5%
				15,199	15,407	0.5%
NCP Finance Limited Partnership(38)	Ohio / Consumer Finance	Subordinated Secured Term Loan (11.00% (LIBOR + 9.75% with 1.25% LIBOR floor), due 9/30/2018)(3)(8)(10)(13)(14)	26,880	26,455	25,973	0.8%
				26,455	25,973	0.8%
Octagon Investment Partners XV, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 13.13%, due 1/19/2025)(5)(14)	42,064	29,704	24,250	0.7%
				29,704	24,250	0.7%
Octagon Investment Partners XVIII, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 15.36%, due 12/16/2024)(5)(6)(14)	28,200	18,468	17,415	0.5%
				18,468	17,415	0.5%
Pacific World Corporation	California / Personal Products	Revolving Line of Credit – $15,000 Commitment (8.23% (LIBOR + 7.00% with 1.00% LIBOR floor), due 9/26/2020)(10)(13)(15)	$14,725	$14,725	$14,725	0.4%
		Senior Secured Term Loan A (6.23% (LIBOR + 5.00% with 1.00% LIBOR floor), due 9/26/2020)(3)(10)(13)	97,250	97,250	94,834	2.8%
		Senior Secured Term Loan B (10.23% (LIBOR + 9.00% with 1.00% LIBOR floor), due 9/26/2020)(3)(10)(13)	97,250	97,250	69,450	2.1%
				209,225	179,009	5.3%
Pelican Products, Inc.	California / Chemicals	Second Lien Term Loan (9.55% (LIBOR + 8.25% with 1.00% LIBOR floor), due 4/9/2021)(3)(8)(10)(11)	17,500	17,489	16,699	0.5%
				17,489	16,699	0.5%
PeopleConnect Intermediate, LLC (f/k/a Intelius, Inc.)	Washington / Internet Software & Services	Revolving Line of Credit – $1,000 Commitment (9.80% (LIBOR + 8.50% with 1.00% LIBOR floor), due 8/11/2017)(10)(11)(15)	—	—	—	—%
		Senior Secured Term Loan A (6.80% (LIBOR + 5.50% with 1.00% LIBOR floor), due 7/1/2020)(3)(10)(11)	19,606	19,606	19,606	0.6%
		Senior Secured Term Loan B (12.80% (LIBOR + 11.50% with 1.00% LIBOR floor), due 7/1/2020)(3)(10)(11)	20,552	20,552	20,552	0.6%
				40,158	40,158	1.2%
PGX Holdings, Inc.(40)	Utah / Diversified Consumer Services	Second Lien Term Loan (10.23% (LIBOR + 9.00% with 1.00% LIBOR floor), due 9/29/2021)(3)(10)(13)	143,767	143,767	143,767	4.3%
				143,767	143,767	4.3%
Photonis Technologies SAS	France / Electronic Equipment, Instruments & Components	First Lien Term Loan (8.80% (LIBOR + 7.50% with 1.00% LIBOR floor), due 9/18/2019)(8)(10)(11)(14)	9,872	9,755	8,794	0.3%
				9,755	8,794	0.3%
Pinnacle (US) Acquisition Co. Limited	Texas / Software	Second Lien Term Loan (10.55% (LIBOR + 9.25% with 1.25% LIBOR floor), due 8/3/2020)(8)(10)(11)	7,037	6,947	5,150	0.2%
				6,947	5,150	0.2%
PlayPower, Inc.	North Carolina / Leisure Products	Second Lien Term Loan (10.05% (LIBOR + 8.75% with 1.00% LIBOR floor), due 6/23/2022)(3)(8)(10)(11)	11,000	10,880	11,000	0.3%
				10,880	11,000	0.3%
PrimeSport, Inc.	Georgia / Hotels, Restaurants & Leisure	Senior Secured Term Loan A (8.30% (LIBOR + 7.00% with 1.00% LIBOR floor), due 2/11/2021)(3)(10)(11)	53,138	53,138	49,312	1.5%
		Senior Secured Term Loan B (13.30% (LIBOR + 12.00% with 1.00% LIBOR floor), due 2/11/2021)(3)(10)(11)	74,500	74,500	54,585	1.6%

See notes to consolidated financial statements.
F-24

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				127,638	103,897	3.1%
Prince Mineral Holding Corp.	New York / Metals & Mining	Senior Secured Term Loan (11.50%, due 12/15/2019)(8)	10,000	9,953	10,000	0.3%
				9,953	10,000	0.3%
RGIS Services, LLC	Michigan / Commercial Services & Supplies	Senior Secured Term Loan (8.80% (LIBOR + 7.50% with 1.00% LIBOR floor), due 3/31/2023)(8)(10)(11)	14,963	14,744	14,744	0.4%
				14,744	14,744	0.4%
RME Group Holding Company	Florida / Media	Revolving Line of Credit – $2,000 Commitment (9.30% (LIBOR + 8.00% with 1.00% LIBOR floor), due 8/4/2017)(10)(11)(15)	$—	$—	$—	—%
		Senior Secured Term Loan A (7.30% (LIBOR + 6.00% with 1.00% LIBOR floor), due 5/4/2022)(3)(10)(11)	37,500	37,500	37,500	1.1%
		Senior Secured Term Loan B (12.30% (LIBOR + 11.00% with 1.00% LIBOR floor), due 5/4/2022)(3)(10)(11)	25,000	25,000	25,000	0.8%
				62,500	62,500	1.9%
Rocket Software, Inc.	Massachusetts / Software	Second Lien Term Loan (10.80% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/14/2024)(3)(8)(10)(11)	50,000	49,094	50,000	1.5%
				49,094	50,000	1.5%
SCS Merger Sub, Inc.	Texas / IT Services	Second Lien Term Loan (10.73% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/30/2023)(3)(8)(10)(13)	20,000	19,531	20,000	0.6%
				19,531	20,000	0.6%
SESAC Holdco II LLC	Tennessee / Media	Second Lien Term Loan (8.37% (LIBOR + 7.25% with 1.00% LIBOR floor), due 2/23/2025)(8)(10)(12)	3,000	2,971	2,971	0.1%
				2,971	2,971	0.1%
Small Business Whole Loan Portfolio(41)	New York / Online Lending	781 Small Business Loans purchased from On Deck Capital, Inc.	8,434	8,434	7,964	0.2%
				8,434	7,964	0.2%
Spartan Energy Services, Inc.	Louisiana / Energy Equipment & Services	Senior Secured Term Loan A (7.23% (LIBOR + 6.00% with 1.00% LIBOR floor), in non-accrual status effective 4/1/2016, due 12/28/2018)(10)(13)	13,156	11,933	8,833	0.3%
		Senior Secured Term Loan B (13.23% (LIBOR + 12.00% with 1.00% LIBOR floor), in non-accrual status effective 4/1/2016, due 12/28/2018)(10)(13)	16,101	13,669	—	—%
				25,602	8,833	0.3%
Stryker Energy, LLC	Ohio / Oil, Gas & Consumable Fuels	Overriding Royalty Interests(43)		—	—	—%
				—	—	—%
Sudbury Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 10.70%, due 1/17/2026)(5)(14)	28,200	19,519	17,304	0.5%
				19,519	17,304	0.5%
Symphony CLO XIV Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 10.41%, due 7/14/2026)(5)(6)(14)	49,250	36,668	33,744	1.0%
				36,668	33,744	1.0%
Symphony CLO XV, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 13.68%, due 10/17/2026)(5)(14)	50,250	41,383	38,123	1.1%
				41,383	38,123	1.1%
TouchTunes Interactive Networks, Inc.	New York / Internet Software & Services	Second Lien Term Loan (9.47% (LIBOR + 8.25% with 1.00% LIBOR floor), due 5/29/2022)(3)(8)(10)(11)	14,000	13,907	13,907	0.4%
				13,907	13,907	0.4%
Traeger Pellet Grills LLC	Oregon / Household Durables	Senior Secured Term Loan A (6.50% (LIBOR + 4.50% with 2.00% LIBOR floor), due 6/18/2019)(3)(10)(11)	53,094	53,094	53,094	1.6%
		Senior Secured Term Loan B (11.50% (LIBOR + 9.50% with 2.00% LIBOR floor), due 6/18/2019)(3)(10)(11)	56,031	56,031	56,031	1.6%
				109,125	109,125	3.2%
See notes to consolidated financial statements.
F-25

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Transaction Network Services, Inc.	Virginia / Diversified Telecommunication Services	Second Lien Term Loan (9.23% (LIBOR + 8.00% with 1.00% LIBOR floor), due 8/14/2020)(3)(8)(10)(13)	$4,410	$4,395	$4,410	0.1%
				4,395	4,410	0.1%
Turning Point Brands, Inc.(42)	Kentucky / Tobacco	Second Lien Term Loan (11.00%, due 8/17/2022)(3)(8)	14,500	14,365	14,431	0.4%
				14,365	14,431	0.4%
United Sporting Companies, Inc.(18)	South Carolina / Distributors	Second Lien Term Loan (12.75% (LIBOR + 11.00% with 1.75% LIBOR floor) plus 2.00% PIK, in non-accrual status effective 4/1/2017, due 11/16/2019)(3)(10)(13)	141,559	140,847	83,225	2.5%
		Common Stock (24,967 shares)(16)		—	—	—%
				140,847	83,225	2.5%
Universal Fiber Systems, LLC	Virginia / Textiles, Apparel & Luxury Goods	Second Lien Term Loan (10.76% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/02/2022)(3)(8)(10)(12)	37,000	36,446	37,000	1.1%
				36,446	37,000	1.1%
Universal Turbine Parts, LLC	Alabama / Trading Companies & Distributors	Senior Secured Term Loan A (6.98% (LIBOR + 5.75% with 1.00% LIBOR floor), due 7/22/2021)(3)(10)(13)	32,013	32,013	32,013	1.0%
		Senior Secured Term Loan B (12.98% (LIBOR + 11.75% with 1.00% LIBOR floor), due 7/22/2021)(3)(10)(13)	32,500	32,500	32,500	0.9%
				64,513	64,513	1.9%
USG Intermediate, LLC	Texas / Leisure Products	Revolving Line of Credit – $2,500 Commitment (10.98% (LIBOR + 9.75% with 1.00% LIBOR floor), due 4/15/2018)(10)(13)(15)	1,000	1,000	1,000	—%
		Senior Secured Term Loan A (8.48% (LIBOR + 7.25% with 1.00% LIBOR floor), due 4/15/2020)(3)(10)(13)	13,307	13,307	13,307	0.4%
		Senior Secured Term Loan B (13.48% (LIBOR + 12.25% with 1.00% LIBOR floor), due 4/15/2020)(3)(10)(13)	18,897	18,897	18,897	0.6%
		Equity(16)		1	—	—%
				33,205	33,204	1.0%
VC GB Holdings, Inc.	Illinois / Household Durables	Subordinated Secured Term Loan (9.23% (LIBOR + 8.00% with 1.00% LIBOR floor), due 2/28/2025)(8)(10)(13)	20,000	19,712	19,992	0.6%
				19,712	19,992	0.6%
Venio LLC	Pennsylvania / Professional Services	Second Lien Term Loan (4.00% plus PIK 10.00% (LIBOR + 7.50% with 2.50% LIBOR floor), in non-accrual status effective 12/31/15, due 2/19/2020)(10)(11)	20,442	16,111	16,342	0.5%
				16,111	16,342	0.5%
Voya CLO 2012-2, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 0.00%, due 10/15/2022)(5)(14)(17)	38,070	22,667	22,667	0.7%
				22,667	22,667	0.7%
Voya CLO 2012-3, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 0.00%, due 10/15/2022)(5)(14)(17)	46,632	26,445	26,445	0.8%
				26,445	26,445	0.8%
Voya CLO 2012-4, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 14.13%, due 10/15/2028)(5)(14)	40,613	31,018	30,544	0.9%
				31,018	30,544	0.9%
Voya CLO 2014-1, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.96%, due 4/18/2026)(5)(6)(14)	$32,383	$24,613	$26,177	0.8%
				24,613	26,177	0.8%
Voya CLO 2016-3, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 12.55%, due 10/18/2027)(5)(6)(14)	28,100	27,130	23,497	0.7%
				27,130	23,497	0.7%
Voya CLO 2017-3, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.89%, due 7/20/2030)(5)(6)(14)	44,885	44,885	44,670	1.3%
				44,885	44,670	1.3%

See notes to consolidated financial statements.
F-26

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Washington Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 8.53%, due 4/20/2026)(5)(6)(14)	22,600	16,711	14,182	0.4%
				16,711	14,182	0.4%
Water Pik, Inc.	Colorado / Personal Products	Second Lien Term Loan (10.05% (LIBOR + 8.75% with 1.00% LIBOR floor), due 1/8/2021)(3)(8)(10)(11)	13,739	13,473	13,739	0.4%
				13,473	13,739	0.4%
Wheel Pros, LLC	Colorado / Auto Components	Senior Subordinated Secured Note (11.00% (LIBOR + 7.00% with 4.00% LIBOR floor), due 6/29/2020)(3)(10)(11)	12,000	12,000	12,000	0.4%
		Senior Subordinated Secured Note (11.00% (LIBOR + 7.00% with 4.00% LIBOR floor), due 6/29/2020)(3)(10)(11)	5,460	5,460	5,460	0.2%
				17,460	17,460	0.6%
Total Non-Control/Non-Affiliate Investments (Level 3)				$4,117,868	$3,915,101	116.7%

Total Portfolio Investments (Level 3)				$5,981,556	$5,838,305	174.0%

See notes to consolidated financial statements.
F-27

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2017 (Unaudited) and June 30, 2017

(1)
The terms “Prospect,” “we,” “us” and “our” mean Prospect Capital Corporation and its subsidiaries unless the context specifically requires otherwise. The securities in which Prospect has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). These securities may be resold only in transactions that are exempt from registration under the Securities Act.

(2)
Fair value is determined by or under the direction of our Board of Directors. As of September 30, 2017 and June 30, 2017, all of our investments were classified as Level 3. ASC 820 classifies such unobservable inputs used to measure fair value as Level 3 within the valuation hierarchy. See Notes 2 and 3 within the accompanying notes to consolidated financial statements for further discussion.

(3)
Security, or a portion thereof, is held by Prospect Capital Funding LLC (“PCF”), our wholly-owned subsidiary and a bankruptcy remote special purpose entity, and is pledged as collateral for the Revolving Credit Facility and such security is not available as collateral to our general creditors (see Note 4). The fair values of the investments held by PCF at September 30, 2017 and June 30, 2017 were $1,374,480 and $1,513,413, respectively, representing 24.2% and 25.9% of our total investments, respectively.

(4)	In addition to the stated returns, the net profits interest held will be realized upon sale of the borrower or a sale of the interests.

(5)
This investment is in the equity class of a collateralized loan obligation (“CLO”) security. The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current estimated yield, calculated using amortized cost, is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(6)	Co-investment with another fund managed by an affiliate of our investment adviser, Prospect Capital Management L.P. See Note 13 for further discussion.

(7)	Engine Group. Inc., Clearstream.TV. Inc., and ORC International, Inc., are joint borrowers on the senior secured and the second lien term loans.

(8)	Syndicated investment which was originated by a financial institution and broadly distributed.

(9)
The interest rate on these investments is subject to the base rate of 1-Week LIBOR, which was 1.21% at September 30, 2017. No investments were subject to the base rate of 1-Week LIBOR at June 30, 2017. The current base rate for each investment may be different from the reference rate on September 30, 2017 and June 30, 2017.

(10)	Security, or a portion thereof, has a floating interest rate which may be subject to a LIBOR or PRIME floor. The interest rate was in effect at September 30, 2017 and June 30, 2017.

(11)
The interest rate on these investments is subject to the base rate of 3-Month LIBOR, which was 1.33% and 1.30% at September 30, 2017 and June 30, 2017, respectively. The current base rate for each investment may be different from the reference rate on September 30, 2017 and June 30, 2017.

(12)
The interest rate on these investments is subject to the base rate of 2-Month LIBOR, which was 1.27% and 1.25% at September 30, 2017 and June 30, 2017, respectively. No investments were subject to the base rate of 2-Month LIBOR at September 30, 2017. The current base rate for each investment may be different from the reference rate on September 30, 2017 and June 30, 2017.

(13)
The interest rate on these investments is subject to the base rate of 1-Month LIBOR, which was 1.23% at September 30, 2017 and June 30, 2017. The current base rate for each investment may be different from the reference rate on September 30, 2017 and June 30, 2017.

(14)
Investment has been designated as an investment not “qualifying” under Section 55(a) of the Investment Company Act of 1940 (the “1940 Act”). Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of September 30, 2017 and June 30, 2017, our qualifying assets as a percentage of total assets, stood at 72.52% and 71.75%, respectively. We monitor the status of these assets on an ongoing basis.

(15)
Undrawn committed revolvers and delayed draw term loans to our portfolio companies incur commitment and unused fees ranging from 0.00% to 4.00%. As of September 30, 2017 and June 30, 2017, we had $31,909 and $22,925, respectively, of undrawn revolver and delayed draw term loan commitments to our portfolio companies.

See notes to consolidated financial statements.
F-28

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2017 (Unaudited) and June 30, 2017 (Continued)

(16)	Represents non-income producing security that has not paid a dividend in the year preceding the reporting date.

(17)
The effective yield has been estimated to be 0% as expected future cash flows are anticipated to not be sufficient to repay the investment at cost. If the expected investment proceeds increase, there is a potential for future investment income from the investment. Distributions, once received, will be recognized solely as return of capital with any remaining unamortized investment costs written off if the actual distributions are less than the amortized investment cost.

(18)
Ellett Brothers, LLC, Evans Sports, Inc., Jerry’s Sports, Inc., Simmons Gun Specialties, Inc., Bonitz Brothers, Inc., and Outdoor Sports Headquarters, Inc. are joint borrowers on the second lien term loan. United Sporting Companies, Inc. is a parent guarantor of this debt investment.

(19)
CCPI Holdings Inc., a consolidated entity in which we own 100% of the common stock, owns 94.59% of CCPI Inc. (“CCPI”), the operating company, as of September 30, 2017 and June 30, 2017. We report CCPI as a separate controlled company.

(20)
CP Holdings of Delaware LLC, a consolidated entity in which we own 100% of the membership interests, owns 82.3% of CP Energy Services Inc. (“CP Energy”) as of September 30, 2017 and June 30, 2017. CP Energy owns directly or indirectly 100% of each of CP Well Testing, LLC; Wright Foster Disposals, LLC; Foster Testing Co., Inc.; ProHaul Transports, LLC; and Wright Trucking, Inc. We report CP Energy as a separate controlled company. Effective December 31, 2014, CP Energy underwent a corporate reorganization in order to consolidate certain of its wholly-owned subsidiaries. On October 30, 2015, we restructured our investment in CP Energy. Concurrent with the restructuring, we exchanged our $86,965 senior secured loan and $15,924 subordinated loan for Series B Convertible Preferred Stock in CP Energy.

(21)
Credit Central Holdings of Delaware, LLC, a consolidated entity in which we own 100% of the membership interests, owns 99.91% and 74.93% of Credit Central Loan Company, LLC (f/k/a Credit Central Holdings, LLC (“Credit Central”)) as of September 30, 2017 and June 30, 2017, respectively. Credit Central owns 100% of each of Credit Central, LLC; Credit Central South, LLC; Credit Central of Texas, LLC; and Credit Central of Tennessee, LLC, the operating companies. We report Credit Central as a separate controlled company. On September 28, 2016, we made an additional $12,523 second lien debt and $2,098 equity investment in Credit Central, increasing its ownership to 99.91%.

(22)	Prospect owns 37.1% of the equity of Edmentum Ultimate Holdings, LLC as of September 30, 2017 and June 30, 2017.

(23)
First Tower Holdings of Delaware LLC, a consolidated entity in which we own 100% of the membership interests, owns 80.1% of First Tower Finance Company LLC (“First Tower Finance”), which owns 100% of First Tower, LLC, the operating company as of September 30, 2017 and June 30, 2017. We report First Tower Finance as a separate controlled company.

(24)
Energy Solutions Holdings Inc., a consolidated entity in which we own 100% of the equity, owns 100% of Freedom Marine Solutions, LLC (“Freedom Marine”), which owns Vessel Company, LLC, Vessel Company II, LLC and Vessel Company III, LLC. We report Freedom Marine as a separate controlled company. On October 30, 2015, we restructured our investment in Freedom Marine. Concurrent with the restructuring, we exchanged our $32,500 senior secured loans for additional membership interest in Freedom Marine.

(25)
MITY Holdings of Delaware Inc. (“MITY Delaware”), a consolidated entity in which we own 100% of the common stock, owns 95.48% and 95.83% of the equity of MITY, Inc. (f/k/a MITY Enterprises, Inc.) (“MITY”), as of September 30, 2017 and June 30, 2017, respectively. MITY owns 100% of each of MITY-Lite, Inc. (“Mity-Lite”); Broda Enterprises USA, Inc.; and Broda Enterprises ULC (“Broda Canada”). We report MITY as a separate controlled company. MITY Delaware has a subordinated unsecured note issued and outstanding to Broda Canada that is denominated in Canadian Dollars (“CAD”). As of September 30, 2017 and June 30, 2017, the principal balance of this note was CAD 7,371. In accordance with ASC 830, Foreign Currency Matters (“ASC 830”), this note was remeasured into our functional currency, US Dollars (USD), and is presented on our Consolidated Schedule of Investments in USD. We formed a separate legal entity domiciled in the United States, MITY FSC, Inc., (“MITY FSC”) in which Prospect owns 96.88% of the equity, and MITY-Lite management owns the remaining portion.  MITY FSC does not have material operations.  This entity earns commission payments from MITY-Lite based on its sales to foreign customers, and distribute it to its shareholders based on pro-rata ownership.  During the three months ended September 30, 2017, we received $211 of such commission, which we recognized as other income. On January 17, 2017, we invested an additional $8,000 of Senior Secured Term Loan A and $8,000 of Senior Secured Term Loan B debt investments in MITY, to fund an acquisition.

(26)
NPH Property Holdings, LLC, a consolidated entity in which we own 100% of the membership interests, owns 100% of the common equity of National Property REIT Corp. (“NPRC”) (f/k/a National Property Holdings Corp.), a property REIT which holds investments in several real estate properties. Additionally, NPRC invests in online consumer loans through ACL Loan Holdings, Inc. (“ACLLH”) and American Consumer Lending Limited (“ACLL”), its wholly-owned subsidiaries. We report NPRC

See notes to consolidated financial statements.
F-29

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2017 (Unaudited) and June 30, 2017 (Continued)

as a separate controlled company. See Note 3 for further discussion of the properties held by NPRC. On August 1, 2016, we made an investment into ACLL, under the ACLL credit agreement, for senior secured term loans, Term Loan C, with the same terms as the existing ACLLH Term Loan C due to us. On January 1, 2017, we restructured our investment in NPRC and exchanged $55,000 of Senior Secured Term Loan E for common stock.

(27)
Nationwide Acceptance Holdings LLC, a consolidated entity in which we own 100% of the membership interests, owns 94.48% and 93.79% of Nationwide Loan Company LLC (f/k/a Nationwide Acceptance LLC), the operating company, as of September 30, 2017 and June 30, 2017, respectively. We report Nationwide Loan Company LLC as a separate controlled company. On June 1, 2015, Nationwide Acceptance LLC completed a reorganization and was renamed Nationwide Loan Company LLC (“Nationwide”) and formed two new wholly-owned subsidiaries: Pelican Loan Company LLC (“Pelican”) and Nationwide Consumer Loans LLC. Nationwide assigned 100% of the equity interests in its other subsidiaries to Pelican which, in turn, assigned these interests to a new operating company wholly-owned by Pelican named Nationwide Acceptance LLC (“New Nationwide”). New Nationwide also assumed the existing senior subordinated term loan due to Prospect.

(28)
NMMB Holdings, a consolidated entity in which we own 100% of the equity, owns 96.33% of the fully diluted equity of NMMB, Inc. (“NMMB”) as of September 30, 2017 and June 30, 2017. NMMB owns 100% of Refuel Agency, Inc., which owns 100% of Armed Forces Communications, Inc. We report NMMB as a separate controlled company.

(29)
On June 3, 2017, Gulf Coast Machine & Supply Company (“Gulf Coast”) sold all of its assets to a third party, for total consideration of $10,250, including escrowed amounts. The proceeds from the sale were primarily used to repay a $6,115 third party revolving credit facility, and the remainder was used to pay other legal and administrative costs incurred by Gulf Coast. As no proceeds were allocated to Prospect our debt and equity investment in Gulfco was written-off and we recorded a realized loss of $66,103. Gulf Coast holds $2,050 in escrow related to the sale, which will be distributed to Prospect once released to Gulf Coast, and will be recognized as a realized gain if and when it is received. On June 28, 2017, Gulf Coast was renamed to SB Forging Company II, Inc.

(30)	Prospect owns 99.96% of the equity of USES Corp. as of September 30, 2017 and June 30, 2017.

(31)
Valley Electric Holdings I, Inc., a consolidated entity in which we own 100% of the common stock, owns 100% of Valley Electric Holdings II, Inc. (“Valley Holdings II”), another consolidated entity. Valley Holdings II owns 94.99% of Valley Electric Company, Inc. (“Valley Electric”). Valley Electric owns 100% of the equity of VE Company, Inc., which owns 100% of the equity of Valley Electric Co. of Mt. Vernon, Inc. We report Valley Electric as a separate controlled company.

(32)
On March 14, 2017, assets previously held by Ark-La-Tex Wireline Services, LLC (“Ark-La-Tex”) were assigned to Wolf Energy Services Company, LLC, a new wholly-owned subsidiary of Wolf Energy Holdings, in exchange for a full reduction of Ark-La-Tex’s Senior Secured Term Loan A and a partial reduction of the Senior Secured Term Loan B cost basis, in total equal to $22,145. The cost basis of the transferred assets is equal to the appraised fair value of assets at the time of transfer. During the three months ended June 30, 2017, Ark-La-Tex Term Loan B was written-off and a loss of $19,818 was realized. On June 30, 2017, the 18.00% Senior Secured Promissory Note, due April 15, 2018, in Wolf Energy, LLC was contributed to equity of Wolf Energy LLC. There was no impact from the transaction due to the note being on non-accrual status and having zero cost basis.

(33)
Prospect owns 16.04% and 12.63% of the equity in Targus Cayman HoldCo Limited, the parent company of Targus International LLC (“Targus”) as of September 30, 2017 and June 30, 2017, respectively. On September 25, 2017, Prospect exchanged $1,600 of Senior Secured Term Loan A and $4,799 of Senior Secured Term Loan B investments in Targus into 6,120,658 of common shares, and recorded a realized gain of $846, as a result of this transaction.

(34)
As of September 30, 2017 and June 30, 2017, we own 99.9999% of AGC/PEP, LLC (“AGC/PEP”). As of 9/30/16, AGC/PEP, owned 2,038 out of a total of 93,485 shares (including 7,456 vested and unvested management options) of American Gilsonite Holding Company (“AGC Holdco”) which owns 100% of American Gilsonite Company (“AGC”). On October 24, 2016, AGC filed for a joint prepackaged plan of reorganization under Chapter 11 of the bankruptcy code. As of June 30, 2017, AGC has emerged from bankruptcy and AGC Holdco was dissolved. AGC/PEP received a total of 131 shares in AGC, representing a total ownership stake of 0.05% in AGC.

(35)	Centerfield Media Holding Company and Oology Direct Holdings, Inc. are joint borrowers and guarantors on the senior secured loan facilities.

(36)
Keystone Acquisition Corp. is the parent borrower on the second lien term loan. Other joint borrowers on this debt investment include Keystone Peer Review Organization, Inc., KEPRO Acquisitions, Inc., APS Healthcare Bethesda, Inc., Ohio KEPRO, Inc. and APS Healthcare Quality Review, Inc.

See notes to consolidated financial statements.
F-30

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2017 (Unaudited) and June 30, 2017 (Continued)

(37)
Arctic Oilfield Equipment USA, Inc., a consolidated entity in which we own 100% of the common equity, owns 70% of the equity units of Arctic Energy Services, LLC (“Arctic Energy”), the operating company. We report Arctic Energy as a separate controlled company. On September 30, 2015, we restructured our investment in Arctic Energy. Concurrent with the restructuring, we exchanged our $31,640 senior secured loan and our $20,230 subordinated loan for Class D and Class E Units in Arctic Energy. Our ownership of Arctic Energy includes a preferred interest in their holdings of all the Class D, Class E, Class C, and Class A Units (in order of priority returns). These unit classes are senior to management’s interests in the F and B Units.

(38)	NCP Finance Limited Partnership, NCP Finance Ohio, LLC, and certain affiliates thereof are joint borrowers on the subordinated secured term loan.

(39)	As of September 30, 2017 and June 30, 2017, Prospect owns 8.57% of the equity in Nixon Holdco, LLC, the parent company of Nixon, Inc.

(40)	As of September 30, 2017 and June 30, 2017, PGX Holdings, Inc. is the sole borrower on the second lien term loan.

(41)	Our wholly-owned subsidiary Prospect Small Business Lending, LLC purchases small business whole loans from small business loan originators, including On Deck Capital, Inc.

(42)	Turning Point Brands, Inc. and North Atlantic Trading Company, Inc. are joint borrowers and guarantors on the secured loan facility.

(43)	The overriding royalty interests held receive payments at the stated rates based upon operations of the borrower.

(44)	The following shows the composition of our investment portfolio by type of investment as of September 30, 2017 and June 30, 2017:

	September 30, 2017			June 30, 2017
Type of Investment	Cost	Fair Value	% of Net Assets	Cost	Fair Value	% of Net Assets
Revolving Line of Credit	$22,425	$22,425	0.7%	$27,409	$27,409	0.8%
Senior Secured Debt	2,883,264	2,734,148	83.2%	2,940,163	2,798,796	83.4%
Subordinated Secured Debt	1,174,221	1,106,802	33.7%	1,160,019	1,107,040	33.0%
Subordinated Unsecured Debt	38,084	35,645	1.0%	37,934	44,434	1.3%
Small Business Loans	6,050	5,669	0.2%	8,434	7,964	0.2%
CLO Residual Interest	1,084,529	969,478	29.5%	1,150,006	1,079,712	32.2%
Preferred Stock	112,394	98,923	3.0%	112,394	83,209	2.5%
Common Stock	314,723	407,605	12.4%	295,200	391,374	11.7%
Membership Interest	247,427	214,317	6.5%	249,997	206,012	6.2%
Participating Interest(A)	—	91,243	2.8%	—	91,491	2.7%
Escrow Receivable	—	862	—%	—	864	—%
Total Investments	$5,883,117	$5,687,117	173.0%	$5,981,556	$5,838,305	174.0%
(A) Participating Interest includes our participating equity investments, such as net profits interests, net operating income interests, net revenue interests, and overriding royalty interests.

See notes to consolidated financial statements.
F-31

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2017 (Unaudited) and June 30, 2017 (Continued)

(45)	The following shows the composition of our investment portfolio by industry as of September 30, 2017 and June 30, 2017:

See notes to consolidated financial statements.
F-32

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2017 (Unaudited) and June 30, 2017 (Continued)

	September 30, 2017			June 30, 2017
Industry	Cost	Fair Value	% of Net Assets	Cost	% of Portfolio	Fair Value	% of Net Assets
Aerospace & Defense	$69,837	$70,502	2.2%	$69,837	1.2%	$71,318	2.1%
Air Freight & Logistics	51,595	51,595	1.6%	51,952	0.9%	51,952	1.5%
Auto Components	33,530	33,760	1.0%	30,222	0.5%	30,460	0.9%
Capital Markets	19,778	20,000	0.6%	14,796	0.2%	15,000	0.4%
Chemicals	17,490	16,905	0.5%	17,489	0.3%	16,699	0.5%
Commercial Services & Supplies	371,199	320,336	9.8%	354,185	5.9%	312,634	9.3%
Construction & Engineering	62,802	36,578	1.1%	62,258	1.0%	32,509	1.0%
Consumer Finance	469,397	512,183	15.6%	469,869	7.9%	502,941	15.0%
Distributors	136,284	65,256	2.0%	140,847	2.4%	83,225	2.5%
Diversified Consumer Services	172,129	165,548	5.0%	188,912	3.2%	190,662	5.7%
Diversified Telecommunication Services	—	—	—%	4,395	0.1%	4,410	0.1%
Electronic Equipment, Instruments & Components	37,453	49,116	1.5%	37,696	0.6%	51,846	1.5%
Energy Equipment & Services	248,194	143,688	4.4%	251,019	4.2%	131,660	3.9%
Equity Real Estate Investment Trusts (REITs)	378,259	636,259	19.4%	374,380	6.3%	624,337	18.6%
Health Care Providers & Services	455,393	450,193	13.7%	422,919	7.2%	421,389	12.6%
Health Care Technology	—	—	—%	—	—%	—	—%
Hotels, Restaurants & Leisure	127,500	108,146	3.3%	127,638	2.1%	103,897	3.1%
Household Durables	39,870	39,683	1.2%	146,031	2.4%	146,183	4.4%
Internet Software & Services	198,782	198,870	6.1%	219,348	3.7%	219,348	6.6%
IT Services	19,549	20,000	0.6%	19,531	0.3%	20,000	0.6%
Leisure Products	49,429	49,542	1.5%	44,085	0.7%	44,204	1.3%
Machinery	35,488	27,858	0.8%	35,488	0.6%	32,678	1.0%
Marine (A)	8,927	8,853	0.3%	8,919	0.1%	8,800	0.3%
Media	525,760	523,826	15.9%	469,108	7.8%	466,500	13.9%
Metals & Mining	9,958	10,000	0.3%	9,953	0.2%	10,000	0.3%
Online Lending	447,520	382,419	11.6%	424,350	7.1%	370,931	11.1%
Paper & Forest Products	11,303	11,500	0.3%	11,295	0.2%	11,500	0.3%
Personal Products	209,225	182,913	5.6%	222,698	3.7%	192,748	5.8%
Pharmaceuticals	155,989	155,989	4.7%	117,989	2.0%	117,989	3.5%
Professional Services	15,897	16,248	0.5%	64,242	1.1%	64,473	1.9%
Software	56,072	56,333	1.7%	56,041	0.9%	55,150	1.6%
Textiles, Apparel & Luxury Goods	285,094	279,286	8.5%	285,180	4.8%	274,206	8.2%
Tobacco	14,372	14,263	0.4%	14,365	0.2%	14,431	0.4%
Trading Companies & Distributors	64,513	59,991	1.8%	64,513	1.1%	64,513	1.9%
Subtotal	$4,798,588	$4,717,639	143.5%	$4,831,550	80.9%	$4,758,593	141.8%
Structured Finance (B)	$1,084,529	$969,478	29.5%	$1,150,006	19.2%	$1,079,712	32.2%
Total Investments	$5,883,117	$5,687,117	173.0%	$5,981,556	100.1%	$5,838,305	174.0%
(A) Industry includes exposure to the energy markets through our investments in Harley Marine Services, Inc. Including this investment, our overall fair value exposure to the broader energy industry, including energy equipment and services as noted above, as of September 30, 2017 and June 30, 2017 is $152,541 and $140,460, respectively.

See notes to consolidated financial statements.
F-33

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2017 (Unaudited) and June 30, 2017 (Continued)

(B) Our CLO investments do not have industry concentrations and as such have been separated in the table above.

(46)
The interest rate on these investments, excluding those on non-accrual, contains a paid in kind (“PIK”) provision, whereby the issuer has either the option or the obligation to make interest payments with the issuance of additional securities. The interest rate in the schedule represents the current interest rate in effect for these investments.

The following table provides additional details on these PIK investments, including the maximum annual PIK interest rate allowed under the existing credit agreements, as of and for three months ended September 30, 2017:

Security Name	PIK Rate - Capitalized	PIK Rate - Paid as cash	Maximum Current PIK Rate
CCPI Inc.	—%	7.00%	7.00%
Cinedigm DC Holdings, LLC	—%	2.50%	2.50%
Credit Central Loan Company	—%	10.00%	10.00%
Echelon Aviation LLC	—%	2.25%	2.25%
Echelon Aviation LLC	—%	1.00%	1.00%
Edmentum Ultimate Holdings, LLC - Unsecured Senior PIK Note	8.50%	—%	8.50%
First Tower Finance Company LLC	1.93%	5.07%	7.00%
MITY, Inc.	—%	10.00%	10.00%
National Property REIT Corp. - Senior Secured Term Loan A	—%	10.50%	10.50%
National Property REIT Corp. - Senior Secured Term Loan E	—%	5.00%	5.00%
National Property REIT Corp. - Senior Secured Term Loan C to ACL Loan Holdings, Inc.	—%	5.00%	5.00%
National Property REIT Corp. - Senior Secured Term Loan C to American Consumer Lending Limited	—%	5.00%	5.00%
Nationwide Loan Company LLC	5.00%	5.00%	10.00%
Valley Electric Co. of Mt. Vernon, Inc.	—%	2.50%	2.50%
Valley Electric Company, Inc.	8.50%	—%	8.50%

See notes to consolidated financial statements.
F-34

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2017 (Unaudited) and June 30, 2017 (Continued)

The following table provides additional details on these PIK investments, including the maximum annual PIK interest rate allowed under the existing credit agreements, as of and for three months ended June 30, 2017:

Security Name	PIK Rate - Capitalized	PIK Rate - Paid as cash	Maximum Current PIK Rate
CCPI Inc.	—%	7.00%	7.00%
Cinedigm DC Holdings, LLC	—%	2.50%	2.50%
Credit Central Loan Company	—%	10.00%	10.00%
Echelon Aviation LLC	N/A	N/A	2.25%	(A)
Echelon Aviation LLC	N/A	N/A	1.00%	(B)
Edmentum Ultimate Holdings, LLC - Unsecured Senior PIK Note	8.50%	—%	8.50%
First Tower Finance Company LLC	3.92%	3.08%	7.00%
MITY, Inc.	—%	10.00%	10.00%
National Property REIT Corp. - Senior Secured Term Loan A	—%	5.50%	5.50%
National Property REIT Corp. - Senior Secured Term Loan E	—%	5.00%	5.00%
National Property REIT Corp. - Senior Secured Term Loan C to ACL Loan Holdings, Inc.	—%	5.00%	5.00%
National Property REIT Corp. - Senior Secured Term Loan C to American Consumer Lending Limited	—%	5.00%	5.00%
Nationwide Loan Company LLC	—%	10.00%	10.00%
Targus Cayman HoldCo Limited - Senior Secured Term Loan A	15.00%	—%	15.00%
Targus Cayman HoldCo Limited - Senior Secured Term Loan B	15.00%	—%	15.00%
Valley Electric Co. of Mt. Vernon, Inc.	—%	2.50%	2.50%
Valley Electric Company, Inc.	8.50%	—%	8.50%
(A) Next PIK payment/capitalization date was July 31, 2017. The company paid 2.25% PIK in cash.
(B) Next PIK payment/capitalization date was July 31, 2017. The company paid 1.00% PIK in cash.

See notes to consolidated financial statements.
F-35

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2017 (Unaudited) and June 30, 2017 (Continued)

(47)
As defined in the 1940 Act, we are deemed to “Control” these portfolio companies because we own more than 25% of the portfolio company’s outstanding voting securities. Transactions during the three months ended September 30, 2017 with these controlled investments were as follows:

Portfolio Company	Fair Value at June 30, 2017	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net unrealized gains (losses)	Fair Value at September 30, 2017	Interest income	Dividend income	Other income	Net realized gains (losses)
Arctic Energy Services, LLC	$17,370	$—	$—	$865	$18,235	$—	$—	$—	$—
CCPI Inc.	43,052	—	(256)	(2,160)	40,636	935	—	—	—
CP Energy Services Inc.	72,216	—	—	15,125	87,341	—	—	—	—
Credit Central Loan Company, LLC	64,435	430	—	1,220	66,085	3,080	—	—	—
Echelon Aviation LLC	71,318	—	—	(816)	70,502	1,603	—	—	—
Edmentum Ultimate Holdings, LLC	46,895	150	(7,834)	(8,331)	30,880	214	—	—	—
First Tower Finance Company LLC	365,588	870	(1,911)	9,130	373,677	11,341	—	—	—
Freedom Marine Solutions, LLC	23,994	200	—	861	25,055	—	—	—	—
MITY, Inc.	76,512	—	—	1,224	77,736	2,070	—	211	9
National Property REIT Corp.	987,304	33,468	(4,034)	(3,729)	1,013,009	23,342	—	1,880	—
Nationwide Loan Company LLC	36,945	145	—	(938)	36,152	862	—	—	—
NMMB, Inc.	20,825	—	—	674	21,499	380	—	—	—
R-V Industries, Inc.	32,678	—	—	(4,820)	27,858	738	—	—	—
SB Forging Company II, Inc. (f/k/a Gulf Coast Machine & Supply Company)	1,940	—	—	(958)	982	—	—	—	—
USES Corp.	12,517	1,500	(2)	(8,631)	5,384	—	—	—	—
Valley Electric Company, Inc.	32,509	544	—	3,525	36,578	1,465	—	—	—
Wolf Energy, LLC	5,677	—	(2,772)	(1,148)	1,757	—	—	—	—
Total	$1,911,775	$37,307	$(16,809)	$1,093	$1,933,366	$46,030	$—	$2,091	$9
* Gross additions include increases in the cost basis of the investments resulting from new portfolio investments, OID accretion and PIK interest.
** Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investments repayments or sales and impairments.

See notes to consolidated financial statements.
F-36

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2017 (Unaudited) and June 30, 2017 (Continued)

(48)
As defined in the 1940 Act, we are deemed to be an “Affiliated company” of these portfolio companies because we own more than 5% of the portfolio company’s outstanding voting securities. Transactions during the three months ended September 30, 2017 with these affiliated investments were as follows:

Portfolio Company	Fair Value at June 30, 2017	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net unrealized gains (losses)	Fair Value at September 30, 2017	Interest income	Dividend income	Other income	Net realized gains (losses)
Nixon, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—
Targus Cayman HoldCo Limited	11,429	1,117	—	5,193	17,739	205	—	—	846
Total	$11,429	$1,117	$—	$5,193	$17,739	$205	$—	$—	$846
* Gross additions include increases in the cost basis of the investments resulting from new portfolio investments and PIK interest.
** Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investments repayments or sales and impairments.

(49)
As defined in the 1940 Act, we are deemed to “Control” these portfolio companies because we own more than 25% of the portfolio company’s outstanding voting securities. Transactions during the year ended June 30, 2017 with these controlled investments were as follows:

Portfolio Company	Fair Value at June 30, 2016	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net unrealized gains (losses)	Fair Value at June 30, 2017	Interest income	Dividend income	Other income	Net realized gains (losses)
Arctic Energy Services, LLC	$38,340	$—	$—	$(20,970)	$17,370	$—	$—	$—	$—
CCPI Inc.	41,356	—	(327)	2,023	43,052	2,992	123	153	—
CP Energy Services Inc.	76,002	—	—	(3,786)	72,216	—	—	—	—
Credit Central Loan Company, LLC	52,254	10,826	(403)	1,758	64,435	10,873	—	—	—
Echelon Aviation LLC	60,821	18,875	(6,800)	(1,578)	71,318	5,734	200	1,121	—
Edmentum Ultimate Holdings, LLC	44,346	9,892	(6,424)	(919)	46,895	1,726	—	—	—
First Tower Finance Company LLC	352,666	15,577	(2,220)	(435)	365,588	51,116	—	—	—
Freedom Marine Solutions, LLC	26,618	1,801	—	(4,425)	23,994	—	—	—	—
MITY, Inc.	54,049	16,000	—	6,463	76,512	6,848	468	886	16
National Property REIT Corp.	843,933	237,851	(174,931)	80,451	987,304	84,777	—	9,186	—
Nationwide Loan Company LLC	35,813	2,104	—	(972)	36,945	3,406	4,310	—	—
NMMB, Inc.	10,007	—	(100)	10,918	20,825	1,518	—	—	—
R-V Industries, Inc.	36,877	—	96	(4,295)	32,678	2,877	149	124	172
SB Forging Company II, Inc. (f/k/a Gulf Coast Machine & Supply Company)	7,312	8,750	(69,125)	55,003	1,940	—	—	—	(66,103)
USES Corp.	40,286	2,599	(154)	(30,214)	12,517	—	—	—	—
Valley Electric Company, Inc.	31,091	1,821	—	(403)	32,509	5,629	—	—	—
Wolf Energy, LLC	678	22,145	(15,344)	(1,802)	5,677	—	—	—	—
Total	$1,752,449	$348,241	$(275,732)	$86,817	$1,911,775	$177,496	$5,250	$11,470	$(65,915)
* Gross additions include increases in the cost basis of the investments resulting from new portfolio investments and PIK interest.
** Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investments repayments or sales and impairments.

See notes to consolidated financial statements.
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PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2017 (Unaudited) and June 30, 2017 (Continued)

(50)
As defined in the 1940 Act, we are deemed to be an “Affiliated company” of these portfolio companies because we own more than 5% of the portfolio company’s outstanding voting securities. Transactions during the year ended June 30, 2017 with these affiliated investments were as follows:

Portfolio Company	Fair Value at June 30, 2016	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net unrealized gains (losses)	Fair Value at June 30, 2017	Interest income	Dividend income	Other income	Net realized gains (losses)
BNN Holdings Corp.	$2,842	$—	$(2,227)	$(615)	$—	$—	$—	$—	$137
Nixon, Inc.	—	1,552	—	(1,552)	—	—	—	—	—
Targus Cayman HoldCo Limited	8,478	231	—	2,720	11,429	297	—	—	—
Total	$11,320	$1,783	$(2,227)	$553	$11,429	$297	$—	$—	$137
* Gross additions include increases in the cost basis of the investments resulting from new portfolio investments and PIK interest.
** Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investments repayments or sales and impairments.

***Investment was transferred at fair market value at the beginning of the three month ended June 30, 2017 period.

See notes to consolidated financial statements.
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PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

Note 1. Organization
In this report, the terms “Prospect,” “we,” “us” and “our” mean Prospect Capital Corporation and its subsidiaries unless the context specifically requires otherwise.

Prospect is a financial services company that primarily lends to and invests in middle market privately-held companies. We are a closed-end investment company incorporated in Maryland. We have elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). As a BDC, we have elected to be treated as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). We were organized on April 13, 2004 and were funded in an initial public offering completed on July 27, 2004.

On May 15, 2007, we formed a wholly-owned subsidiary Prospect Capital Funding LLC (“PCF”), a Delaware limited liability company and a bankruptcy remote special purpose entity, which holds certain of our portfolio loan investments that are used as collateral for the revolving credit facility at PCF. Our wholly-owned subsidiary Prospect Small Business Lending, LLC (“PSBL”) was formed on January 27, 2014 and purchases small business whole loans on a recurring basis from online small business loan originators, including On Deck Capital, Inc. (“OnDeck”). On September 30, 2014, we formed a wholly-owned subsidiary Prospect Yield Corporation, LLC (“PYC”) and effective October 23, 2014, PYC holds our investments in collateralized loan obligations (“CLOs”). Each of these subsidiaries have been consolidated since operations commenced.
We consolidate certain of our wholly-owned and substantially wholly-owned holding companies formed by us in order to facilitate our investment strategy. The following companies are included in our consolidated financial statements: APH Property Holdings, LLC (“APH”); Arctic Oilfield Equipment USA, Inc.; CCPI Holdings Inc.; CP Holdings of Delaware LLC; Credit Central Holdings of Delaware, LLC; Energy Solutions Holdings Inc.; First Tower Holdings of Delaware LLC; Harbortouch Holdings of Delaware Inc.; MITY Holdings of Delaware Inc.; Nationwide Acceptance Holdings LLC; NMMB Holdings, Inc.; NPH Property Holdings, LLC (“NPH”); STI Holding, Inc.; UPH Property Holdings, LLC (“UPH”); Valley Electric Holdings I, Inc.; Valley Electric Holdings II, Inc.; and Wolf Energy Holdings Inc. (“Wolf Energy Holdings”). On October 10, 2014, concurrent with the sale of the operating company, our ownership increased to 100% of the outstanding equity of ARRM Services, Inc. (“ARRM”) which was renamed SB Forging Company, Inc. (“SB Forging”). As such, we began consolidating SB Forging on October 11, 2014. Effective May 23, 2016, in connection with the merger of American Property REIT Corp. (“APRC”) and United Property REIT Corp. (“UPRC”) with and into National Property REIT Corp. (“NPRC”), APH and UPH merged with and into NPH, and were dissolved. We collectively refer to these entities as the “Consolidated Holding Companies.”
We are externally managed by our investment adviser, Prospect Capital Management L.P. (“Prospect Capital Management” or the “Investment Adviser”). Prospect Administration LLC (“Prospect Administration” or the “Administrator”), a wholly-owned subsidiary of the Investment Adviser, provides administrative services and facilities necessary for us to operate.
Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We invest primarily in senior and subordinated debt and equity of private companies in need of capital for acquisitions, divestitures, growth, development, recapitalizations and other purposes. We work with the management teams or financial sponsors to identify investments with historical cash flows, asset collateral or contracted pro-forma cash flows for investment.

Note 2. Significant Accounting Policies
Basis of Presentation and Consolidation
The accompanying consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) pursuant to the requirements for reporting on Form 10-Q, ASC 946, Financial Services—Investment Companies (“ASC 946”), and Articles 6, 10 and 12 of Regulation S-X. Under the 1940 Act, ASC 946, and the regulations pursuant to Article 6 of Regulation S-X, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services to benefit us. Our consolidated financial statements include the accounts of Prospect, PCF, PSBL, PYC, and the Consolidated Holding Companies. All intercompany balances and transactions have been eliminated in consolidation. The financial results of our non-substantially wholly-owned holding companies and operating portfolio company investments are not consolidated in the financial statements. Any operating companies owned by the Consolidated Holding Companies are not consolidated.

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Reclassifications

Certain reclassifications have been made in the presentation of prior consolidated financial statements and accompanying notes to conform to the presentation as of and for the three months ended September 30, 2017.
Use of Estimates
The preparation of the consolidated financial statements in accordance with GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, creditworthiness of the issuers of our investment portfolio and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.
Investment Classification
We are a non-diversified company within the meaning of the 1940 Act. As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of more than 25% of the voting securities of an investee company. Under the 1940 Act, “Affiliate Investments” are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments.
As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). As of September 30, 2017 and June 30, 2017, our qualifying assets as a percentage of total assets, stood at 72.52% and 71.75%, respectively.
Investment Transactions
Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. In accordance with ASC 325-40, Beneficial Interest in Securitized Financial Assets, investments in CLOs are periodically assessed for other-than-temporary impairment (“OTTI”). When the Company determines that a CLO has OTTI, the amortized cost basis of the CLO is written down to its fair value as of the date of the determination based on events and information evaluated and that write-down is recognized as a realized loss. Amounts for investments traded but not yet settled are reported in Due to Broker or Due from Broker, in the Consolidated Statements of Assets and Liabilities.
Foreign Currency
Foreign currency amounts are translated into US Dollars (USD) on the following basis:

i.	fair value of investment securities, other assets and liabilities—at the spot exchange rate on the last business day of the period; and

ii.	purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such investment transactions, income or expenses.
We do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held or disposed of during the period. Such fluctuations are included within the net realized and net change in unrealized gains or losses from investments in the Consolidated Statements of Operations.
Investment Risks
Our investments are subject to a variety of risks. Those risks include the following:
Market Risk
Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.

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Credit Risk
Credit risk represents the risk that we would incur if the counterparties failed to perform pursuant to the terms of their agreements with us.
Liquidity Risk
Liquidity risk represents the possibility that we may not be able to rapidly adjust the size of our investment positions in times of high volatility and financial stress at a reasonable price.
Interest Rate Risk
Interest rate risk represents a change in interest rates, which could result in an adverse change in the fair value of an interest-bearing financial instrument.
Prepayment Risk
Many of our debt investments allow for prepayment of principal without penalty. Downward changes in interest rates may cause prepayments to occur at a faster than expected rate, thereby effectively shortening the maturity of the security and making us less likely to fully earn all of the expected income of that security and reinvesting in a lower yielding instrument.
Structured Credit Related Risk

CLO investments may be riskier and less transparent to us than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.
Online Small-and-Medium-Sized Business Lending Risk
With respect to our online small-and-medium-sized business (“SME”) lending initiative, we invest primarily in marketplace loans through marketplace lending facilitators.  We do not conduct loan origination activities ourselves. Therefore, our ability to purchase SME loans, and our ability to grow our portfolio of SME loans, is directly influenced by the business performance and competitiveness of the marketplace loan origination business of the marketplace lending facilitators from which we purchase SME loans. In addition, our ability to analyze the risk-return profile of SME loans is significantly dependent on the marketplace facilitators’ ability to effectively evaluate a borrower's credit profile and likelihood of default. If we are unable to effectively evaluate borrowers' credit profiles or the credit decisioning and scoring models implemented by each facilitator, we may incur unanticipated losses which could adversely impact our operating results.
Foreign Currency
Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.
Investment Valuation
To value our investments, we follow the guidance of ASC 820, Fair Value Measurement (“ASC 820”), that defines fair value, establishes a framework for measuring fair value in conformity with accounting principles generally accepted in the United States of America (“GAAP”), and requires disclosures about fair value measurements. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.
ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:
Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.
Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.
Level 3: Unobservable inputs for the asset or liability.

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In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.
Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.
Investments for which market quotations are readily available are valued at such market quotations.
For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below.

1.	Each portfolio company or investment is reviewed by our investment professionals with independent valuation firms engaged by our Board of Directors.

2.	The independent valuation firms prepare independent valuations for each investment based on their own independent assessments and issue their report.

3.
The Audit Committee of our Board of Directors reviews and discusses with the independent valuation firms the valuation reports, and then makes a recommendation to the Board of Directors of the value for each investment.

4.
The Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the respective independent valuation firm and the Audit Committee.

Our non-CLO investments are valued utilizing a yield technique, enterprise value (“EV”) technique, net asset value technique, liquidation technique, discounted cash flow technique, or a combination of techniques, as appropriate. The yield technique uses loan spreads for loans and other relevant information implied by market data involving identical or comparable assets or liabilities. Under the EV technique, the EV of a portfolio company is first determined and allocated over the portfolio company’s securities in order of their preference relative to one another (i.e., “waterfall” allocation). To determine the EV, we typically use a market (multiples) valuation approach that considers relevant and applicable market trading data of guideline public companies, transaction metrics from precedent merger and acquisitions transactions, and/or a discounted cash flow technique. The net asset value technique, an income approach, is used to derive a value of an underlying investment (such as real estate property) by dividing a relevant earnings stream by an appropriate capitalization rate. For this purpose, we consider capitalization rates for similar properties as may be obtained from guideline public companies and/or relevant transactions. The liquidation technique is intended to approximate the net recovery value of an investment based on, among other things, assumptions regarding liquidation proceeds based on a hypothetical liquidation of a portfolio company’s assets. The discounted cash flow technique converts future cash flows or earnings to a range of fair values from which a single estimate may be derived utilizing an appropriate discount rate. The fair value measurement is based on the net present value indicated by current market expectations about those future amounts.
In applying these methodologies, additional factors that we consider in valuing our investments may include, as we deem relevant: security covenants, call protection provisions, and information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; the principal markets in which the portfolio company does business; publicly available financial ratios of peer companies; the principal market; and enterprise values, among other factors.
Our investments in CLOs are classified as Level 3 fair value measured securities under ASC 820 and are valued primarily using a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows from the underlying assets and liabilities.  These cash flows, after payments to debt tranches senior to our equity positions, are discounted using appropriate market discount rates, and relevant data in the CLO market as well as certain benchmark credit indices are considered, to determine the value of each CLO investment.  In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the multi-path cash flows.  We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold, as those portfolios are managed by non-affiliated third party CLO collateral managers. The main risk factors are default risk, prepayment risk, interest rate risk, downgrade risk, and credit spread risk.

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Valuation of Other Financial Assets and Financial Liabilities
ASC 825, Financial Instruments, specifically ASC 825-10-25, permits an entity to choose, at specified election dates, to measure eligible items at fair value (the “Fair Value Option”). We have not elected the Fair Value Option to report selected financial assets and financial liabilities. See Note 8 for the disclosure of the fair value of our outstanding debt and the market observable inputs used in determining fair value.
Convertible Notes
We have recorded the Convertible Notes at their contractual amounts. We have determined that the embedded conversion options in the Convertible Unsecured Notes are not required to be separately accounted for as a derivative under ASC 815, Derivatives and Hedging. See Note 5 for further discussion.
Revenue Recognition
Realized gains or losses on the sale of investments are calculated using the specific identification method.
Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Loan origination fees, original issue discount, and market discounts are capitalized and accreted into interest income over the respective terms of the applicable loans using the effective interest method or straight-line, as applicable, and adjusted only for material amendments or prepayments. Upon a prepayment of a loan, prepayment premiums, original issue discount, or market discounts are recorded as interest income. Other income generally includes amendment fees, commitment fees, administrative agent fees and structuring fees which are recorded when earned.
Loans are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Unpaid accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis depending upon management’s judgment of the collectibility of the loan receivable. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management’s judgment, is likely to remain current. As of September 30, 2017, approximately 2.1% of our total assets at fair value are in non-accrual status.
Some of our loans and other investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK income computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date. PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, we capitalize the accrued interest (reflecting such amounts as the basis in the additional securities received). PIK generally becomes due at maturity of the investment or upon the investment being called by the issuer. At the point that we believe PIK is not fully expected to be realized, the PIK investment will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are reversed from the related receivable through interest or dividend income, respectively. We do not reverse previously capitalized PIK interest or dividends. Upon capitalization, PIK is subject to the fair value estimates associated with their related investments. PIK investments on non-accrual status are restored to accrual status if we believe that PIK is expected to be realized.
Interest income from investments in the “equity” class of security of CLO funds (typically preferred shares, income notes or subordinated notes) and “equity” class of security of securitized trust is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC 325-40, Beneficial Interests in Securitized Financial Assets. We monitor the expected cash inflows from our CLO and securitized trust equity investments, including the expected residual payments, and the effective yield is determined and updated periodically.
Dividend income is recorded on the ex-dividend date.
Structuring fees and similar fees are recognized as income is earned, usually when paid. Structuring fees, excess deal deposits, net profits interests and overriding royalty interests are included in other income. See Note 10 for further discussion.
Federal and State Income Taxes
We have elected to be treated as a RIC and intend to continue to comply with the requirements of the Code applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined

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in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.
If we do not distribute (or are not deemed to have distributed) at least 98% of our annual ordinary income and 98.2% of our capital gains in the calendar year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual ordinary income and 98.2% of our capital gains exceed the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income. As of September 30, 2017, we do not expect to have any excise tax due for the 2017 calendar year. Thus, we have not accrued any excise tax for this period.
If we fail to satisfy the annual distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate income tax rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our shareholders our accumulated earnings and profits attributable to non-RIC years. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.

We follow ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the consolidated financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. As of September 30, 2017 and for the three months then ended, we did not record any unrecognized tax benefits or liabilities. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although we file both federal and state income tax returns, our major tax jurisdiction is federal. Our federal tax returns for the tax years ended August 31, 2014 and thereafter remain subject to examination by the Internal Revenue Service.
Dividends and Distributions
Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a monthly dividend or distribution is approved by our Board of Directors quarterly and is generally based upon our management’s estimate of our future taxable earnings. Net realized capital gains, if any, are distributed at least annually.
Financing Costs
We record origination expenses related to our Revolving Credit Facility, and Convertible Notes, Public Notes and Prospect Capital InterNotes® (collectively, our “Unsecured Notes”) as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method over the stated life of the obligation for our Revolving Credit Facility. The same methodology is used to approximate the effective yield method for our Prospect Capital InterNotes® and our at-the-market offering of our existing unsecured notes that mature on June 15, 2024 (“2024 Notes Follow-on Program”). The effective interest method is used to amortize deferred financing costs for our remaining Unsecured Notes over the respective expected life or maturity. In the event that we modify or extinguish our debt before maturity, we follow the guidance in ASC 470-50, Modification and Extinguishments (“ASC 470-50”). For modifications to or exchanges of our Revolving Credit Facility, any unamortized deferred costs relating to lenders who are not part of the new lending group are expensed. For extinguishments of our Unsecured Notes, any unamortized deferred costs are deducted from the carrying amount of the debt in determining the gain or loss from the extinguishment.
Unamortized deferred financing costs are presented as a direct deduction to the respective Unsecured Notes (see Notes 5, 6, and 7).
We may record registration expenses related to shelf filings as prepaid expenses. These expenses consist principally of the Securities and Exchange Commission (“SEC”) registration fees, legal fees and accounting fees incurred. These prepaid expenses are charged

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to capital upon the receipt of proceeds from an equity offering or charged to expense if no offering is completed. As of September 30, 2017 and June 30, 2017, there are no prepaid expenses related to registration expenses and all amounts incurred have been expensed.
Guarantees and Indemnification Agreements
We follow ASC 460, Guarantees (“ASC 460”). ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual consolidated financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees.
Per Share Information
Net increase or decrease in net assets resulting from operations per share is calculated using the weighted average number of common shares outstanding for the period presented. In accordance with ASC 946, convertible securities are not considered in the calculation of net asset value per share.
Recent Accounting Pronouncements
In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), which amends the financial instruments impairment guidance so that an entity is required to measure expected credit losses for financial assets based on historical experience, current conditions and reasonable and supportable forecasts. As such, an entity will use forward-looking information to estimate credit losses. ASU 2016-13 also amends the guidance in FASB ASC Subtopic No. 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, related to the subsequent measurement of accretable yield recognized as interest income over the life of a beneficial interest in securitized financial assets under the effective yield method. ASU 2016-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted as of the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. We are currently evaluating the impact, if any, of adopting this ASU on our consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (“ASU 2016-15”), which addresses certain aspects of cash flow statement classification. One such amendment requires cash payments for debt prepayment or debt extinguishment costs to be classified as cash outflows for financing activities. ASU 2016-15 is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period. An entity that elects early adoption must adopt all of the amendments in the same period. The adoption of the amended guidance in ASU 2016-15 is not expected to have a significant effect on our consolidated financial statements and disclosures.

Note 3. Portfolio Investments
At September 30, 2017, we had investments in 120 long-term portfolio investments, which had an amortized cost of $5,883,117 and a fair value of $5,687,117. At June 30, 2017, we had investments in 121 long-term portfolio investments, which had an amortized cost of $5,981,556 and a fair value of $5,838,305.
The original cost basis of debt placement and equity securities acquired, including follow-on investments for existing portfolio companies, payment-in-kind interest, and structuring fees, totaled $222,151 and $347,150 during the three months ended September 30, 2017 and September 30, 2016, respectively. Debt repayments and considerations from sales of equity securities of approximately $310,894 and $114,331 were received during the three months ended September 30, 2017 and September 30, 2016, respectively.
The following table shows the composition of our investment portfolio as of September 30, 2017 and June 30, 2017.

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	September 30, 2017		June 30, 2017
	Cost	Fair Value	Cost	Fair Value
Revolving Line of Credit	$22,425	$22,425	$27,409	$27,409
Senior Secured Debt	2,883,264	2,734,148	2,940,163	2,798,796
Subordinated Secured Debt	1,174,221	1,106,802	1,160,019	1,107,040
Subordinated Unsecured Debt	38,084	35,645	37,934	44,434
Small Business Loans	6,050	5,669	8,434	7,964
CLO Residual Interest	1,084,529	969,478	1,150,006	1,079,712
Equity	674,544	812,950	657,591	772,950
Total Investments	$5,883,117	$5,687,117	$5,981,556	$5,838,305
In the previous table and throughout the remainder of this footnote, we aggregate our portfolio investments by type of investment, which may differ slightly from the nomenclature used by the constituent instruments defining the rights of holders of the investment, as disclosed on our Consolidated Schedules of Investments (“SOI”). The following investments are included in each category:

•	Revolving Line of Credit includes our investments in delayed draw term loans.

•	Senior Secured Debt includes investments listed on the SOI such as senior secured term loans, senior term loans, secured promissory notes, senior demand notes, and first lien term loans.

•	Subordinated Secured Debt includes investments listed on the SOI such as subordinated secured term loans, subordinated term loans, senior subordinated notes, and second lien term loans.

•	Subordinated Unsecured Debt includes investments listed on the SOI such as subordinated unsecured notes and senior unsecured notes.

•	Small Business Loans includes our investments in SME whole loans purchased from OnDeck.

•	CLO Residual Interest includes our investments in the “equity” security class of CLO funds such as income notes, preference shares, and subordinated notes.

•
Equity, unless specifically stated otherwise, includes our investments in preferred stock, common stock, membership interests, net profits interests, net operating income interests, net revenue interests, overriding royalty interests, escrows receivable, and warrants.

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The following table shows the fair value of our investments disaggregated into the three levels of the ASC 820 valuation hierarchy as of September 30, 2017.

	Level 1	Level 2	Level 3	Total
Revolving Line of Credit	$—	$—	$22,425	$22,425
Senior Secured Debt	—	—	2,734,148	2,734,148
Subordinated Secured Debt	—	—	1,106,802	1,106,802
Subordinated Unsecured Debt	—	—	35,645	35,645
Small Business Loans	—	—	5,669	5,669
CLO Residual Interest	—	—	969,478	969,478
Equity	—	—	812,950	812,950
Total Investments	$—	$—	$5,687,117	$5,687,117
The following table shows the fair value of our investments disaggregated into the three levels of the ASC 820 valuation hierarchy as of June 30, 2017.

	Level 1	Level 2	Level 3	Total
Revolving Line of Credit	$—	$—	$27,409	$27,409
Senior Secured Debt	—	—	2,798,796	2,798,796
Subordinated Secured Debt	—	—	1,107,040	1,107,040
Subordinated Unsecured Debt	—	—	44,434	44,434
Small Business Loans	—	—	7,964	7,964
CLO Residual Interest	—	—	1,079,712	1,079,712
Equity	—	—	772,950	772,950
Total Investments	$—	$—	$5,838,305	$5,838,305
The following tables show the aggregate changes in the fair value of our Level 3 investments during the three months ended September 30, 2017.

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Fair value as of June 30, 2017	$1,911,775	$11,429	$3,915,101	$5,838,305
Net realized gains on investments	9	846	560	1,415
Net change in unrealized gains (losses)	1,093	5,193	(59,037)	(52,751)
Net realized and unrealized gains (losses)	1,102	6,039	(58,477)	(51,336)
Purchases of portfolio investments	35,169	846	184,156	220,171
Payment-in-kind interest	1,709	271	—	1,980
Accretion (amortization) of discounts and premiums, net	429	—	(11,562)	(11,133)
Repayments and sales of portfolio investments	(16,818)	(846)	(293,206)	(310,870)
Transfers within Level 3(1)	—	—	—	—
Transfers in (out) of Level 3(1)	—	—	—	—
Fair value as of September 30, 2017	$1,933,366	$17,739	$3,736,012	$5,687,117

F-47

	Revolving Line of Credit	Senior Secured Debt	Subordinated Secured Debt	Subordinated Unsecured Debt	Small Business Loans	CLO Residual Interest	Equity	Total
Fair value as of June 30, 2017	$27,409	$2,798,796	$1,107,040	$44,434	$7,964	$1,079,712	$772,950	$5,838,305
Net realized gains (losses) on investments	—	847	—	9	(268)	827	—	1,415
Net change in unrealized (losses) gains	—	(7,754)	(14,441)	(8,939)	89	(44,754)	23,048	(52,751)
Net realized and unrealized (losses) gains	—	(6,907)	(14,441)	(8,930)	(179)	(43,927)	23,048	(51,336)
Purchases of portfolio investments	2,850	143,817	46,230	—	7,551	—	19,723	220,171
Payment-in-kind interest	—	815	1,015	150	—	—	—	1,980
Accretion (amortization) of discounts and premiums, net	—	44	973	—	—	(12,150)	—	(11,133)
Repayments and sales of portfolio investments	(7,834)	(196,289)	(34,015)	(9)	(9,667)	(54,157)	(8,899)	(310,870)
Transfers within Level 3(1)	—	(6,128)	—	—	—	—	6,128	—
Transfers in (out) of Level 3(1)	—	—	—	—	—	—	—	—
Fair value as of September 30, 2017	$22,425	$2,734,148	$1,106,802	$35,645	$5,669	$969,478	$812,950	$5,687,117

(1)	Transfers are assumed to have occurred at the beginning of the quarter during which the asset was transferred.
The following tables show the aggregate changes in the fair value of our Level 3 investments during the three months ended September 30, 2016.

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Fair value as of June 30, 2016	$1,752,449	$11,320	$4,133,939	$5,897,708
Net realized gains (losses) on investments	5	137	(363)	(221)
Net change in unrealized gains (losses)	13,366	(2,126)	(9,446)	1,794
Net realized and unrealized gains (losses)	13,371	(1,989)	(9,809)	1,573
Purchases of portfolio investments	115,100	—	226,611	341,711
Payment-in-kind interest	4,080	—	1,359	5,439
Accretion (amortization) of discounts and premiums, net	—	—	(23,439)	(23,439)
Repayments and sales of portfolio investments	(17,177)	(2,365)	(93,854)	(113,396)
Transfers within Level 3(1)	—	—	—	—
Transfers in (out) of Level 3(1)	—	—	—	—
Fair value as of September 30, 2016	$1,867,823	$6,966	$4,234,807	$6,109,596

	Revolving Line of Credit	Senior Secured Debt	Subordinated Secured Debt	Subordinated Unsecured Debt	Small Business Loans	CLO Residual Interest	Equity	Total
Fair value as of June 30, 2016	$13,274	$2,941,722	$1,209,604	$68,358	$14,215	$1,009,696	$640,839	$5,897,708
Net realized gains (losses) on investments	—	240	139	5	(740)	—	135	(221)
Net change in unrealized gains (losses)	—	4,035	18,435	(266)	(217)	(23,564)	3,371	1,794
Net realized and unrealized gains (losses)	—	4,275	18,574	(261)	(957)	(23,564)	3,506	1,573
Purchases of portfolio investments	3,000	204,649	24,899	—	14,777	69,060	25,326	341,711
Payment-in-kind interest	—	1,515	3,050	874	—	—	—	5,439
Accretion (amortization) of discounts and premiums, net	—	218	413	—	—	(24,070)	—	(23,439)
Repayments and sales of portfolio investments	(7,424)	(19,692)	(67,268)	(5)	(12,829)	—	(6,178)	(113,396)
Transfers within Level 3(1)	—	—	—	—	—	—	—	—
Transfers in (out) of Level 3(1)	—	—	—	—	—	—	—	—
Fair value as of September 30, 2016	$8,850	$3,132,687	$1,189,272	$68,966	$15,206	$1,031,122	$663,493	$6,109,596

(1)	Transfers are assumed to have occurred at the beginning of the quarter during which the asset was transferred.
The net change in unrealized (losses) gains on the investments that use Level 3 inputs was ($52,485) and $3,152 for investments still held as of September 30, 2017 and September 30, 2016, respectively.

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The ranges of unobservable inputs used in the fair value measurement of our Level 3 investments as of September 30, 2017 were as follows:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Approach or Technique	Input	Range	Weighted Average
Senior Secured Debt	$1,902,880	Discounted Cash Flow (Yield analysis)	Market Yield	5.6%-27.8%	11.2%
Senior Secured Debt	214,101	Enterprise Value Waterfall (Market approach)	EBITDA Multiple	4.8x-9.0x	6.7x
Senior Secured Debt	14,331	Enterprise Value Waterfall (Market approach)	Revenue Multiple	0.3x-0.6x	0.4x
Senior Secured Debt	47,099	Enterprise Value Waterfall (Discounted cash flow)	Discount Rate	7.7%-16.3%	12.0%
Senior Secured Debt	1,372	Liquidation Analysis	N/A	N/A	N/A
Senior Secured Debt (1)	284,364	Enterprise Value Waterfall	Loss-adjusted discount rate	3.0%-14.5%	11.2%
Senior Secured Debt (2)	292,426	Enterprise Value Waterfall (NAV Analysis)	Capitalization Rate	3.4%-8.4%	5.8%
Senior Secured Debt (2)		Discounted Cash Flow	Discount Rate	6.5%-7.5%	7.0%
Subordinated Secured Debt	679,227	Discounted Cash Flow (Yield analysis)	Market Yield	8.9%-27.7%	11.6%
Subordinated Secured Debt	98,683	Enterprise Value Waterfall (Market approach)	EBITDA Multiple	7.0x-13.0x	9.5x
Subordinated Secured Debt (3)	328,892	Enterprise Value Waterfall (Market approach)	Book Value Multiple	1.2x-3.0x	2.4x
Subordinated Secured Debt (3)		Enterprise Value Waterfall (Market approach)	Earnings Multiple	8.0x-12.5x	11.5x
Subordinated Unsecured Debt	35,645	Enterprise Value Waterfall (Market approach)	EBITDA Multiple	5.8x-9.8x	8.3x
Small Business Loans (4)	5,669	Discounted Cash Flow	Loss-adjusted Discount Rate	15.1%-26.3%	18.6%
CLO Residual Interest (5)	969,478	Discounted Cash Flow	Discount Rate	11.7%-21.8%	16.2%
Preferred Equity	11,582	Enterprise Value Waterfall (Market approach)	EBITDA Multiple	5.0x-7.0x	5.6x
Preferred Equity	87,341	Enterprise Value Waterfall (Market approach)	Revenue Multiple	2.3x-2.8x	2.5x
Common Equity/Interests/Warrants	42,753	Enterprise Value Waterfall (Market approach)	EBITDA Multiple	5.0x-9.8x	5.9x
Common Equity/Interests/Warrants	35,974	Enterprise Value Waterfall (Market approach)	Revenue Multiple	0.4x-2.8x	0.8x
Common Equity/Interests/Warrants (1)	92,386	Enterprise Value Waterfall	Loss-adjusted discount rate	3.0%-14.5%	11.2%
Common Equity/Interests/Warrants (2)	254,876	Enterprise Value Waterfall (NAV analysis)	Capitalization Rate	3.4%-8.4%	5.9%
Common Equity/Interests/Warrants (2)		Discounted Cash Flow	Discount Rate	6.5%-7.5%	7.0%
Common Equity/Interests/Warrants (3)	144,745	Enterprise Value Waterfall (Market approach)	Book Value Multiple	1.2x-3.0x	2.3x
Common Equity/Interests/Warrants (3)		Enterprise Value Waterfall (Market approach)	Earnings Multiple	8.0x-12.5x	11.4x
Common Equity/Interests/Warrants (6)	88,956	Discounted Cash Flow	Discount Rate	6.5%-7.5%	7.0%
Common Equity/Interests/Warrants	25,680	Discounted Cash Flow	Discount Rate	7.7%-18.0%	12.3%
Common Equity/Interests/Warrants	27,795	Liquidation Analysis	N/A	N/A	N/A
Escrow Receivable	862	Discounted Cash Flow	Discount Rate	6.5%-7.6%	7.1%
Total Level 3 Investments	$5,687,117

F-49

(1)
Represents an investment in a subsidiary of our controlled investment NPRC. The Enterprise Value Waterfall analysis of NPRC includes the fair value of the investments in such indirect subsidiary’s consumer loans purchased from online consumer lending platforms, which are valued using a discounted cash flow valuation technique. The key unobservable input to the discounted cash flow analysis is noted in the table. In addition, the valuation also used projected loss rates as an unobservable input ranging from 0.04-22.8%, with a weighted average of 8.25%.

(2)	Represents our REIT investments. EV waterfall methodology uses both the net asset value analysis and discounted cash flow analysis, which are weighted equally (50%).

(3)
Represents investments in consumer finance subsidiaries. The enterprise value waterfall methodology utilizes book value and earnings multiples, as noted above. In addition, the valuation of certain consumer finance companies utilizes the discounted cash flow technique whereby the significant unobservable input is the discount rate. For these companies each valuation technique (book value multiple, earnings multiple and discount rate) is weighted equally. For these companies the discount rate ranged from 13.5% to 16.5% with a weighted average of 14.7%.

(4)
Includes our investments in small business whole loans purchased from OnDeck. Valuation also used projected loss rates as an unobservable input ranging from 0.08%-1.70%, with a weighted average of 0.33%.

(5)	Discount rate range and weighted average calculations exclude investments called for redemption.

(6)	Represents net operating income interests in our REIT investments.

F-50

The ranges of unobservable inputs used in the fair value measurement of our Level 3 investments as of June 30, 2017 were as follows:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Approach or Technique	Input	Range	Weighted Average
Senior Secured Debt	$1,977,660	Discounted Cash Flow (Yield analysis)	Market Yield	5.1%-27.0%	10.7%
Senior Secured Debt	211,856	Enterprise Value Waterfall (Market approach)	EBITDA Multiple	4.0x-9.0x	6.7x
Senior Secured Debt	27,479	Enterprise Value Waterfall (Market approach)	Revenue Multiple	0.3x-0.6x	0.4x
Senior Secured Debt	47,099	Enterprise Value Waterfall (Discounted cash flow)	Discount Rate	7.3%-15.9%	11.6%
Senior Secured Debt	1,630	Liquidation Analysis	N/A	N/A	N/A
Senior Secured Debt (1)	269,166	Enterprise Value Waterfall	Loss-adjusted discount rate	3.0%-14.2%	10.6%
Senior Secured Debt (2)	291,315	Enterprise Value Waterfall (NAV Analysis)	Capitalization Rate	3.4%-8.0%	6.1%
Senior Secured Debt (2)		Discounted Cash Flow	Discount Rate	6.5%-7.5%	7.0%
Subordinated Secured Debt	665,405	Discounted Cash Flow (Yield analysis)	Market Yield	5.9%-27.0%	11.4%
Subordinated Secured Debt	111,847	Enterprise Value Waterfall (Market approach)	EBITDA Multiple	6.3x-8.0x	7.3x
Subordinated Secured Debt (3)	329,788	Enterprise Value Waterfall (Market approach)	Book Value Multiple	1.2x-2.8x	2.4x
Subordinated Secured Debt (3)		Enterprise Value Waterfall (Market approach)	Earnings Multiple	7.5x-12.0x	11.0x
Subordinated Unsecured Debt	44,434	Enterprise Value Waterfall (Market approach)	EBITDA Multiple	5.8x-8.5x	7.7x
Small Business Loans (4)	7,964	Discounted Cash Flow	Loss-adjusted Discount Rate	3.0%-25.9%	25.9%
CLO Residual Interest (5)	1,079,712	Discounted Cash Flow	Discount Rate	12.0%-21.9%	17.0%
Preferred Equity	10,992	Enterprise Value Waterfall (Market approach)	EBITDA Multiple	4.0x-9.0x	4.8x
Preferred Equity	72,216	Enterprise Value Waterfall (Market approach)	Revenue Multiple	2.3x-2.8x	2.6x
Common Equity/Interests/Warrants	46,373	Enterprise Value Waterfall (Market approach)	EBITDA Multiple	4.0x-8.5x	6.0x
Common Equity/Interests/Warrants	22,671	Enterprise Value Waterfall (Market approach)	Revenue Multiple	0.3x-2.8x	1.2x
Common Equity/Interests/Warrants (1)	93,801	Enterprise Value Waterfall	Loss-adjusted discount rate	3.0%-14.2%	10.6%
Common Equity/Interests/Warrants (2)	244,245	Enterprise Value Waterfall (NAV analysis)	Capitalization Rate	3.4%-8.0%	6.1%
Common Equity/Interests/Warrants (2)		Discounted Cash Flow	Discount Rate	6.5%-7.5%	7.0%
Common Equity/Interests/Warrants (3)	134,481	Enterprise Value Waterfall (Market approach)	Book Value Multiple	1.2x-2.8x	2.3x
Common Equity/Interests/Warrants (3)		Enterprise Value Waterfall (Market approach)	Earnings Multiple	7.5x-12.0x	10.8x
Common Equity/Interests/Warrants (6)	88,777	Discounted Cash Flow	Discount Rate	6.5%-7.5%	7.0%
Common Equity/Interests/Warrants	28,858	Discounted Cash Flow	Discount Rate	6.4%-18.0%	11.8%
Common Equity/Interests/Warrants	29,672	Liquidation Analysis	N/A	N/A	N/A
Escrow Receivable	864	Discounted Cash Flow	Discount Rate	6.4%-7.5%	7.0%
Total Level 3 Investments	$5,838,305

F-51

(1)
Represents an investment in a subsidiary of our controlled investment NPRC. The Enterprise Value Waterfall analysis of NPRC includes the fair value of the investments in such indirect subsidiary’s consumer loans purchased from online consumer lending platforms, which are valued using a discounted cash flow valuation technique. The key unobservable input to the discounted cash flow analysis is noted in the table. In addition, the valuation also used projected loss rates as an unobservable input ranging from 0.16-18.46%, with a weighted average of 8.57%.

(2)	Represents our REIT investments. EV waterfall methodology uses both the net asset value analysis and discounted cash flow analysis, which are weighted equally (50%).

(3)
Represents investments in consumer finance subsidiaries. The enterprise value waterfall methodology utilizes book value and earnings multiples, as noted above. In addition, the valuation of certain consumer finance companies utilizes the discounted cash flow technique whereby the significant unobservable input is the discount rate. For these companies each valuation technique (book value multiple, earnings multiple and discounted cash flow) is weighted equally. For these companies the discount rate ranged from 13.5% to 18.0% with a weighted average of 14.7%.

(4)
Includes our investments in small business whole loans purchased from OnDeck. Valuation also used projected loss rates as an unobservable input ranging from 0.01%-1.16%, with a weighted average of 0.88%.

(5)	Discount rate range and weighted average calculations exclude investments called for redemption.

(6)	Represents net operating income interests in our REIT investments.
In determining the range of values for debt instruments, except CLOs and debt investments in controlling portfolio companies, management and the independent valuation firm estimated corporate and security credit ratings and identified corresponding yields to maturity for each loan from relevant market data. A discounted cash flow technique was then applied using the appropriate yield to maturity as the discount rate, to determine a range of values. In determining the range of values for debt investments of controlled companies and equity investments, the enterprise value was determined by applying a market approach such as using earnings before income interest, tax, depreciation and amortization (“EBITDA”) multiples, net income and/or book value multiples for similar guideline public companies and/or similar recent investment transactions and/or an income approach, such as the discounted cash flow technique. For stressed debt and equity investments, a liquidation analysis was used.
In determining the range of values for our investments in CLOs, management and the independent valuation firm use primarily a discounted multi-path cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized using Monte Carlo simulations to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the corresponding multi-path cash flow model.
Our portfolio consists of residual interests in CLOs, which involve a number of significant risks. CLOs are typically very highly levered (10 - 14 times), and therefore the residual interest tranches that we invest in are subject to a higher degree of risk of total loss. In particular, investors in CLO residual interests indirectly bear risks of the underlying loan investments held by such CLOs. We generally have the right to receive payments only from the CLOs, and generally do not have direct rights against the underlying borrowers or the entity that sponsored the CLOs. While the CLOs we target generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the prices of indices and securities underlying our CLOs will rise or fall. These prices (and, therefore, the prices of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO investment in which we invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO fails certain tests, holders of debt senior to us would be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cash flows.

The interests we have acquired in CLOs are generally thinly traded or have only a limited trading market. CLOs are typically privately offered and sold, even in the secondary market. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO residual interests carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO investment or unexpected investment results. Our net asset value

F-52

may also decline over time if our principal recovery with respect to CLO residual interests is less than the cost of those investments. Our CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on our value.

An increase in LIBOR would materially increase the CLO’s financing costs. Since most of the collateral positions within the CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the residual interest investors.

We hold more than a 10% interest in certain foreign corporations that are treated as controlled foreign corporations (“CFC”) for U.S. federal income tax purposes (including our residual interest tranche investments in CLOs). Therefore, we are treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporations in an amount equal to our pro rata share of the corporation’s income for that tax year (including both ordinary earnings and capital gains). We are required to include such deemed distributions from a CFC in our taxable income and we are required to distribute at least 90% of such income to maintain our RIC status, regardless of whether or not the CFC makes an actual distribution during such year.

If we acquire shares in “passive foreign investment companies” (“PFICs”) (including residual interest tranche investments in CLOs that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to our stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require us to recognize our share of the PFICs income for each year regardless of whether we receive any distributions from such PFICs. We must nonetheless distribute such income to maintain its status as a RIC.

Legislation enacted in 2010 imposes a withholding tax of 30% on payments of U.S. source interest and dividends paid after December 31, 2013, or gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends paid after December 31, 2016, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Most CLOs in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to residual interest and junior debt holders in such CLO vehicle, which could materially and adversely affect our operating results and cash flows.

If we are required to include amounts in income prior to receiving distributions representing such income, we may have to sell some of our investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose.

The significant unobservable input used to value our investments based on the yield technique and discounted cash flow technique is the market yield (or applicable discount rate) used to discount the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest/dividend payments. Increases or decreases in the market yield (or applicable discount rate) would result in a decrease or increase, respectively, in the fair value measurement. Management and the independent valuation firms consider the following factors when selecting market yields or discount rates: risk of default, rating of the investment and comparable company investments, and call provisions.
The significant unobservable inputs used to value our investments based on the EV analysis may include market multiples of specified financial measures such as EBITDA, net income, or book value of identified guideline public companies, implied valuation multiples from precedent M&A transactions, and/or discount rates applied in a discounted cash flow technique. The independent valuation firm identifies a population of publicly traded companies with similar operations and key attributes to that of the portfolio company. Using valuation and operating metrics of these guideline public companies and/or as implied by relevant precedent transactions, a range of multiples of the latest twelve months EBITDA, or other measure such as net income or book value, is typically calculated. The independent valuation firm utilizes the determined multiples to estimate the portfolio company’s EV generally based on the latest twelve months EBITDA of the portfolio company (or other meaningful measure). Increases or decreases in the multiple would result in an increase or decrease, respectively, in EV which would result in an increase or decrease in the fair value measurement of the debt of controlled companies and/or equity investment, as applicable. In certain instances, a discounted cash flow analysis may be considered in estimating EV, in which case, discount rates based on a weighted average cost of capital and application of the capital asset pricing model may be utilized.
The significant unobservable input used to value our private REIT investments based on the net asset value analysis is the capitalization rate applied to the earnings measure of the underlying property.

F-53

Changes in market yields, discount rates, capitalization rates or EBITDA multiples, each in isolation, may change the fair value measurement of certain of our investments. Generally, an increase in market yields, discount rates or capitalization rates, or a decrease in EBITDA (or other) multiples may result in a decrease in the fair value measurement of certain of our investments.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.
During the three months ended September 30, 2017, the valuation methodology for Photonis Technologies SAS (“Photonis”) changed to incorporate an enterprise value waterfall approach. As a result of the company’s performance and current market conditions, the fair value of our investment in Photonis decreased to $8,480 as of September 30, 2017, a discount of $1,288 from its amortized cost, compared to the $961 unrealized depreciation recorded at June 30, 2017.
During the three months ended September 30, 2017, the valuation methodology for Pinnacle (US) Acquisition Co. Limited (“Pinnacle”) changed to remove the discounted cash flow technique. As a result of the company’s performance and current market conditions, the fair value of our investment in Pinnacle increased to $6,333 as of September 30, 2017, a discount of $614 from its amortized cost, compared to the $1,797 unrealized depreciation recorded at June 30, 2017.
During the three months ended September 30, 2017, one of our called CLO investments received distributions. As of the call date of the CLO, the fair value exceeded cost therefore a total gain of $827 related to this investment was recorded on the distributions received during the quarter.
During the three months ended September 30, 2017, we provided $1,112 of debt and $2,767 of equity financing to NPRC to fund capital expenditures for existing real estate properties.
During the three months ended September 30, 2017, we provided $19,233 and $10,356 of debt and equity financing, respectively, to NPRC and its wholly-owned subsidiaries to support the online consumer loans and online consumer loan backed products. In addition, during the three months ended September 30, 2017, we received partial repayments of $4,034 of our loans previously outstanding with NPRC and its wholly-owned subsidiaries.
The online consumer loan investments held by certain of NPRC’s wholly-owned subsidiaries are unsecured obligations of individual borrowers that are issued in amounts ranging from $1 to $50, with fixed terms ranging from 24 to 84 months. As of September 30, 2017, the outstanding investment in online consumer loans by certain of NPRC’s wholly-owned subsidiaries was comprised of 108,200 individual loans and one securitization equity residual, and had an aggregate fair value of $668,607. The average outstanding individual loan balance is approximately $6 and the loans mature on dates ranging from July 1, 2017 to July 21, 2024 with a weighted-average outstanding term of 30 months as of September 30, 2017. Fixed interest rates range from 4.0% to 36.0% with a weighted-average current interest rate of 24.5%. As of September 30, 2017, our investment in NPRC and its wholly-owned subsidiaries relating to online consumer lending had a fair value of $376,750.
As of September 30, 2017, based on outstanding principal balance, 5.3% of the portfolio was invested in super prime loans (borrowers with a Fair Isaac Corporation (“FICO”) score, of 720 or greater), 15.5% of the portfolio in prime loans (borrowers with a FICO score of 660 to 719) and 79.2% of the portfolio in near prime loans (borrowers with a FICO score of 580 to 659, a portion of which are considered sub-prime).

Loan Type	Outstanding Principal Balance	Fair Value	Weighted Average Interest Rate*
Super Prime	$36,116	$35,242	12.1%
Prime	104,852	99,484	15.9%
Near Prime**	536,694	503,345	27.0%
*Weighted by outstanding principal balance of the online consumer loans.
**A portion of these loans are sub-prime borrowers.

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As of September 30, 2017, our investment in NPRC and its wholly-owned subsidiaries had an amortized cost of $819,729 and a fair value of $1,013,009, including our investment in online consumer lending as discussed above. The fair value of $636,259 related to NPRC’s real estate portfolio was comprised of thirty-six multi-families properties, twelve self-storage units, eight student housing properties and three commercial properties. The following table shows the location, acquisition date, purchase price, and mortgage outstanding due to other parties for each of the properties held by NPRC as of September 30, 2017.

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
1	Filet of Chicken	Forest Park, GA	10/24/2012	$7,400	$—
2	5100 Live Oaks Blvd, LLC	Tampa, FL	1/17/2013	63,400	46,700
3	Lofton Place, LLC	Tampa, FL	4/30/2013	26,000	20,337
4	Arlington Park Marietta, LLC	Marietta, GA	5/8/2013	14,850	9,650
5	NPRC Carroll Resort, LLC	Pembroke Pines, FL	6/24/2013	225,000	178,227
6	Cordova Regency, LLC	Pensacola, FL	11/15/2013	13,750	11,375
7	Crestview at Oakleigh, LLC	Pensacola, FL	11/15/2013	17,500	13,845
8	Inverness Lakes, LLC	Mobile, AL	11/15/2013	29,600	24,700
9	Kings Mill Pensacola, LLC	Pensacola, FL	11/15/2013	20,750	17,550
10	Plantations at Pine Lake, LLC	Tallahassee, FL	11/15/2013	18,000	14,092
11	Verandas at Rocky Ridge, LLC	Birmingham, AL	11/15/2013	15,600	10,205
12	Matthews Reserve II, LLC	Matthews, NC	11/19/2013	22,063	19,926
13	City West Apartments II, LLC	Orlando, FL	11/19/2013	23,562	23,278
14	Vinings Corner II, LLC	Smyrna, GA	11/19/2013	35,691	32,923
15	Uptown Park Apartments II, LLC	Altamonte Springs, FL	11/19/2013	36,590	29,801
16	St. Marin Apartments II, LLC	Coppell, TX	11/19/2013	73,078	62,413
17	Atlanta Eastwood Village LLC	Stockbridge, GA	12/12/2013	25,957	22,820
18	Atlanta Monterey Village LLC	Jonesboro, GA	12/12/2013	11,501	11,103
19	Atlanta Hidden Creek LLC	Morrow, GA	12/12/2013	5,098	4,753
20	Atlanta Meadow Springs LLC	College Park, GA	12/12/2013	13,116	13,071
21	Atlanta Meadow View LLC	College Park, GA	12/12/2013	14,354	13,126
22	Atlanta Peachtree Landing LLC	Fairburn, GA	12/12/2013	17,224	15,548
23	NPH Carroll Bartram Park, LLC	Jacksonville, FL	12/31/2013	38,000	27,523
24	Crestview at Cordova, LLC	Pensacola, FL	1/17/2014	8,500	7,917
25	NPH Carroll Atlantic Beach, LLC	Atlantic Beach, FL	1/31/2014	13,025	8,568
26	Taco Bell, OK	Yukon, OK	6/4/2014	1,719	—
27	Taco Bell, MO	Marshall, MO	6/4/2014	1,405	—
28	23 Mile Road Self Storage, LLC	Chesterfield, MI	8/19/2014	5,804	4,350
29	36th Street Self Storage, LLC	Wyoming, MI	8/19/2014	4,800	3,600
30	Ball Avenue Self Storage, LLC	Grand Rapids, MI	8/19/2014	7,281	5,460
31	Ford Road Self Storage, LLC	Westland, MI	8/29/2014	4,642	3,480
32	Ann Arbor Kalamazoo Self Storage, LLC	Ann Arbor, MI	8/29/2014	4,458	3,345
33	Ann Arbor Kalamazoo Self Storage, LLC	Ann Arbor, MI	8/29/2014	8,927	6,695
34	Ann Arbor Kalamazoo Self Storage, LLC	Kalamazoo, MI	8/29/2014	2,363	1,775
35	Canterbury Green Apartments Holdings LLC	Fort Wayne, IN	9/29/2014	85,500	74,140
36	Abbie Lakes OH Partners, LLC	Canal Winchester, OH	9/30/2014	12,600	13,055
37	Kengary Way OH Partners, LLC	Reynoldsburg, OH	9/30/2014	11,500	13,502
38	Lakeview Trail OH Partners, LLC	Canal Winchester, OH	9/30/2014	26,500	23,256
39	Lakepoint OH Partners, LLC	Pickerington, OH	9/30/2014	11,000	14,480

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No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
40	Sunbury OH Partners, LLC	Columbus, OH	9/30/2014	13,000	14,115
41	Heatherbridge OH Partners, LLC	Blacklick, OH	9/30/2014	18,416	18,328
42	Jefferson Chase OH Partners, LLC	Blacklick, OH	9/30/2014	13,551	17,200
43	Goldenstrand OH Partners, LLC	Hilliard, OH	10/29/2014	7,810	9,600
44	Jolly Road Self Storage, LLC	Okemos, MI	1/16/2015	7,492	5,620
45	Eaton Rapids Road Self Storage, LLC	Lansing West, MI	1/16/2015	1,741	1,305
46	Haggerty Road Self Storage, LLC	Novi, MI	1/16/2015	6,700	5,025
47	Waldon Road Self Storage, LLC	Lake Orion, MI	1/16/2015	6,965	5,225
48	Tyler Road Self Storage, LLC	Ypsilanti, MI	1/16/2015	3,507	2,630
49	SSIL I, LLC	Aurora, IL	11/5/2015	34,500	26,450
50	Vesper Tuscaloosa, LLC	Tuscaloosa, AL	9/28/2016	54,500	41,250
51	Vesper Iowa City, LLC	Iowa City, IA	9/28/2016	32,750	24,825
52	Vesper Corpus Christi, LLC	Corpus Christi, TX	9/28/2016	14,250	10,800
53	Vesper Campus Quarters, LLC	Corpus Christi, TX	9/28/2016	18,350	14,175
54	Vesper College Station, LLC	College Station, TX	9/28/2016	41,500	32,058
55	Vesper Kennesaw, LLC	Kennesaw, GA	9/28/2016	57,900	44,727
56	Vesper Statesboro, LLC	Statesboro, GA	9/28/2016	7,500	5,344
57	Vesper Manhattan KS, LLC	Manhattan, KS	9/28/2016	23,250	17,026
58	JSIP Union Place, LLC	Franklin, MA	12/7/2016	64,750	51,800
59	9220 Old Lantern Way, LLC	Laurel, MD	1/30/2017	187,250	153,580
				$1,593,790	$1,307,672
On July 1, 2016, BNN Holdings Corp. was sold. The sale provided net proceeds for our minority position of $2,365, resulting in a realized gain of $137. During the three months ended December 31, 2016 we received remaining escrow proceeds, realizing an additional gain of $50.
On August 17, 2016, we made a $5,000 investment in BCD Acquisition, Inc. (“Big Tex”). On August 18, 2016, we sold our $5,000 investment in Big Tex and realized a gain of $138 on the sale.
On August 19, 2016, we sold our investment in Nathan’s Famous, Inc. for net proceeds of $3,240 and realized a gain of $240 on the sale.
On September 27, 2016, we received additional bankruptcy proceeds for our previously impaired investment in New Century Transportation, Inc., and recorded a realized gain of $936, offsetting the previously recognized loss.
On September 25, 2017, Prospect exchanged $1,600 of Senior Secured Term Loan A and $4,799 of Senior Secured Term Loan B investments in Targus International, LLC into 6,120,658 of common shares of Targus Cayman HoldCo Limited, and recorded a realized gain of $846, as a result of this transaction.
As of September 30, 2017, $3,437,148 of our loans to portfolio companies, at fair value, bear interest at floating rates and have LIBOR floors ranging from 0.3% to 4.0%. As of September 30, 2017, $461,872 of our loans to portfolio companies, at fair value, bear interest at fixed rates ranging from 5.0% to 20.0%. As of June 30, 2017, $3,488,672 of our loans to portfolio companies, at fair value, bear interest at floating rates and have LIBOR floors ranging from 0.3% to 4.0%. As of June 30, 2017, $489,007 of our loans to portfolio companies, at fair value, bear interest at fixed rates ranging from 5.0% to 20.0%.
At September 30, 2017, eight loan investments were on non-accrual status: Ark-La-Tex Wireline Services, LLC (“Ark-La-Tex”), Edmentum Ultimate Holdings, LLC Unsecured Junior PIK Note, Nixon, Inc. (“Nixon), Pinnacle, Spartan Energy Services, Inc. (“Spartan”), United Sporting Companies, Inc. (“USC”), USES Corp. (“USES”), and Venio LLC (“Venio”). At June 30, 2017, seven loan investments were on non-accrual status: Ark-La-Tex, Edmentum Ultimate Holdings, LLC Unsecured Junior PIK Note, Nixon, Spartan, USC, USES, and Venio. Cost balances of these loans amounted to $289,802 and $286,388 as of September 30, 2017 and June 30, 2017, respectively. The fair value of these loans amounted to $126,232 and $154,417 as of September 30, 2017 and

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June 30, 2017, respectively. The fair values of these investments represent approximately 2.1% and 2.5% of our total assets at fair value as of September 30, 2017 and June 30, 2017, respectively.
Undrawn committed revolvers and delayed draw term loans to our portfolio companies incur commitment and unused fees ranging from 0.00% to 4.00%. As of September 30, 2017 and June 30, 2017, we had $31,909 and $22,925, respectively, of undrawn revolver and delayed draw term loan commitments to our portfolio companies. The fair value of our undrawn committed revolvers and delayed draw term loans was zero as of September 30, 2017 and June 30, 2017.
During the three months ended September 30, 2017 and the three months ended September 30, 2016, there were no sales of the senior secured Term Loan A investments. We serve as an agent for these loans and collect a servicing fee from the counterparties on behalf of the Investment Adviser. We receive a credit for these payments as a reduction of base management fee payable by us to the Investment Adviser. See Note 13 for further discussion.
Unconsolidated Significant Subsidiaries
Our investments are generally in small and mid-sized companies in a variety of industries. In accordance with Rules 3-09 and 4-08(g) of Regulation S-X, we must determine which of our unconsolidated controlled portfolio companies are considered “significant subsidiaries”, if any. In evaluating these investments, there are three tests utilized to determine if any of our controlled investments are considered significant subsidiaries: the asset test, the income test and the investment test. Rule 3-09 of Regulation S-X requires separate audited financial statements of an unconsolidated subsidiary in an annual report if any of the three tests exceed 20%. Rule 4-08(g) of Regulation S-X requires summarized financial information in an annual report if any of the three tests exceeds 10%, and summarized financial information in a quarterly report if either the investment or income test exceeds 20% pursuant to Rule 10-01(b) of Regulation S-X.
The following table summarizes the results of our analysis for the three tests for the three months ended September 30, 2017 and year ended June 30, 2017.

	Asset Test		Income Test		Investment Test
	Greater than 10% but Less than 20%	Greater than 20%	Greater than 10% but Less than 20%	Greater than 20%	Greater than 10% but Less than 20%	Greater than 20%
Three Months Ended September 30, 2017	N/A	N/A	N/A	First Tower Finance NPRC	N/A	-
Year Ended June 30, 2017	-	NPRC	First Tower Finance USES	NPRC	NPRC	-
Income, consisting of interest, dividends, fees, other investment income and realization of gains or losses, can fluctuate upon repayment or sale of an investment or the marking to fair value of an investment in any given year can be highly concentrated among several investments. After performing the income analysis for the three months ended September 30, 2017, as currently promulgated by the SEC, we determined that two of our controlled investments individually generated more than 20% of our income, primarily due to the unrealized losses that was recognized on the investments during the three months ended September 30, 2017. We do not believe that the calculation promulgated by the SEC correctly identifies significant subsidiaries but have included First Tower Finance Company LLC (“First Tower Finance”) and NPRC as significant subsidiaries. NPRC, an unconsolidated majority-owned portfolio company, was considered a significant subsidiary at the 20% level as of and during the period ended September 30, 2017 and year June 30, 2017.

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The following tables show summarized financial information for First Tower Finance, which met the 20% income test for the three months ended September 30, 2017:

	June 30, 2017	June 30, 2016
Balance Sheet Data
Cash and cash equivalents	$77,058	$71,295
Accounts receivable, net	432,278	432,639
Property, plant and equipment, net	24,919	18,303
Intangibles, including goodwill	90,897	106,179
Other assets	2,404	2,931
Notes payable, due to Prospect or Affiliate	339,595	326,238
Other liabilities	341,553	346,516
Total equity	(53,592)	(41,407)

	Three months ended June 30,
	2017	2016
Summary of Operations
Total revenue	$53,662	$52,322
Total expenses	59,659	60,174
Net loss	$(5,997)	$(7,852)
The following tables show summarized financial information for NPRC, which met the 20% income test for the three months ended September 30, 2017:

	September 30, 2017	June 30, 2017
Balance Sheet Data
Cash and cash equivalents	$98,281	$94,394
Real estate, net	1,434,913	1,452,424
Unsecured consumer loans, at fair value	668,606	648,277
Other assets	39,321	40,386
Mortgages payable	1,305,029	1,310,462
Revolving credit facilities and other secured financing	351,817	341,878
Notes payable, due to Prospect or Affiliate	575,948	559,464
Other liabilities	43,600	37,339
Total equity	(35,273)	(13,662)

	Three Months Ended September 30,
	2017	2016
Summary of Operations
Total revenue	$98,885	$84,714
Total expenses	82,178	70,995
Operating income	16,707	13,719
Depreciation and amortization	(19,101)	(13,020)
Fair value adjustment	(30,813)	(18,707)
Net loss	$(33,207)	$(18,008)

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The SEC has requested comments on the proper mechanics of how the calculations related to Rules 3-09 and 4-08(g) of Regulation S-X should be completed. There is currently diversity in practice for the calculations. We expect that the SEC will clarify the calculation methods in the future.
Note 4. Revolving Credit Facility
On August 29, 2014, we renegotiated our previous credit facility and closed an expanded five and a half year revolving credit facility (the “2014 Facility” or the “Revolving Credit Facility”). The lenders have extended commitments of $885,000 under the 2014 Facility as of September 30, 2017. The 2014 Facility includes an accordion feature which allows commitments to be increased up to $1,500,000 in the aggregate. The revolving period of the 2014 Facility extends through March 2019, with an additional one year amortization period (with distributions allowed) after the completion of the revolving period. During such one year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the one year amortization period, the remaining balance will become due, if required by the lenders.
The 2014 Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum equity requirements. The 2014 Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the 2014 Facility. The 2014 Facility also requires the maintenance of a minimum liquidity requirement. As of September 30, 2017, we were in compliance with the applicable covenants.
Interest on borrowings under the 2014 Facility is one-month LIBOR plus 225 basis points. Additionally, the lenders charge a fee on the unused portion of the 2014 Facility equal to either 50 basis points if at least 35% of the credit facility is drawn or 100 basis points otherwise. The 2014 Facility requires us to pledge assets as collateral in order to borrow under the credit facility.
As of September 30, 2017 and June 30, 2017, we had $550,466 and $665,409, respectively, available to us for borrowing under the Revolving Credit Facility, of which nothing was outstanding at either date. As additional eligible investments are transferred to PCF and pledged under the Revolving Credit Facility, PCF will generate additional availability up to the current commitment amount of $885,000. As of September 30, 2017, the investments, including cash and money market funds, used as collateral for the Revolving Credit Facility had an aggregate fair value of $1,474,532, which represents 24.8% of our total investments, including cash and money market funds. These assets are held and owned by PCF, a bankruptcy remote special purpose entity, and as such, these investments are not available to our general creditors. The release of any assets from PCF requires the approval of the facility agent.
In connection with the origination and amendments of the Revolving Credit Facility, we incurred $12,405 of new fees and $3,539 were carried over for continuing participants from the previous facility, all of which are being amortized over the term of the facility in accordance with ASC 470-50. As of September 30, 2017, $4,086 remains to be amortized and is reflected as deferred financing costs on the Consolidated Statements of Assets and Liabilities.
During the three months ended September 30, 2017 and September 30, 2016, we recorded $2,954 and $2,963, respectively, of interest costs, unused fees and amortization of financing costs on the Revolving Credit Facility as interest expense.
Note 5. Convertible Notes
On February 18, 2011, we issued $172,500 aggregate principal amount of convertible notes that mature on August 15, 2016 (the “2016 Notes”), unless previously converted or repurchased in accordance with their terms. The 2016 Notes bore interest at a rate of 5.50% per year, payable semi-annually on February 15 and August 15 of each year, beginning August 15, 2011. Total proceeds from the issuance of the 2016 Notes, net of underwriting discounts and offering costs, were $167,325. Between January 30, 2012 and February 2, 2012, we repurchased $5,000 aggregate principal amount of the 2016 Notes at a price of 97.5, including commissions. The transactions resulted in our recognizing $10 of loss in the year ended June 30, 2012. On August 15, 2016, we repaid the outstanding principal amount of the 2016 Notes, plus interest. No gain or loss was realized on the transaction.
On April 16, 2012, we issued $130,000 aggregate principal amount of convertible notes that mature on October 15, 2017 (the “2017 Notes”), unless previously converted or repurchased in accordance with their terms. The 2017 Notes bear interest at a rate of 5.375% per year, payable semi-annually on April 15 and October 15 of each year, beginning October 15, 2012. Total proceeds from the issuance of the 2017 Notes, net of underwriting discounts and offering costs, were $126,035. On March 28, 2016, we repurchased $500 aggregate principal amount of the 2017 Notes at a price of 98.25, including commissions. The transaction resulted in our recognizing a $9 gain for the period ended March 31, 2016. On April 6, 2017, we repurchased $78,766 aggregate principal amount of the 2017 Notes at a price of 102.0, including commissions. The transaction resulted in our recognizing a $1,786 loss during the three months ended June 30, 2017.

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On August 14, 2012, we issued $200,000 aggregate principal amount of convertible notes that mature on March 15, 2018 (the “2018 Notes”), unless previously converted or repurchased in accordance with their terms. The 2018 Notes bear interest at a rate of 5.75% per year, payable semi-annually on March 15 and September 15 of each year, beginning March 15, 2013. Total proceeds from the issuance of the 2018 Notes, net of underwriting discounts and offering costs, were $193,600. On April 6, 2017, we repurchased $114,581 aggregate principal amount of the 2018 Notes at a price of 103.5, including commissions. The transaction resulted in our recognizing a $4,700 loss during the three months ended June 30, 2017.
On December 21, 2012, we issued $200,000 aggregate principal amount of convertible notes that mature on January 15, 2019 (the “2019 Notes”), unless previously converted or repurchased in accordance with their terms. The 2019 Notes bear interest at a rate of 5.875% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2013. Total proceeds from the issuance of the 2019 Notes, net of underwriting discounts and offering costs, were $193,600.
On April 11, 2014, we issued $400,000 aggregate principal amount of convertible notes that mature on April 15, 2020 (the “2020 Notes”), unless previously converted or repurchased in accordance with their terms. The 2020 Notes bear interest at a rate of 4.75% per year, payable semi-annually on April 15 and October 15 each year, beginning October 15, 2014. Total proceeds from the issuance of the 2020 Notes, net of underwriting discounts and offering costs, were $387,500. On January 30, 2015, we repurchased $8,000 aggregate principal amount of the 2020 Notes at a price of 93.0, including commissions. As a result of this transaction, we recorded a gain of $332, in the amount of the difference between the reacquisition price and the net carrying amount of the notes, net of the proportionate amount of unamortized debt issuance costs.
On April 11, 2017, we issued $225,000 aggregate principal amount of convertible notes that mature on July 15, 2022 (the “2022 Notes”), unless previously converted or repurchased in accordance with their terms. The 2022 Notes bear interest at a rate of 4.95% per year, payable semi-annually on January 15 and July 15 each year, beginning July 15, 2017. Total proceeds from the issuance of the 2022 Notes, net of underwriting discounts and offering costs, were $218,010.
Certain key terms related to the convertible features for the 2017 Notes, the 2018 Notes, the 2019 Notes, the 2020 Notes and the 2022 Notes (collectively, the “Convertible Notes”) are listed below.

	2017 Notes	2018 Notes	2019 Notes	2020 Notes	2022 Notes
Initial conversion rate(1)	85.8442	82.3451	79.7766	80.6647	100.2305
Initial conversion price	$11.65	$12.14	$12.54	$12.40	$9.98
Conversion rate at September 30, 2017(1)(2)	87.7516	84.1497	79.8360	80.6670	100.2305
Conversion price at September 30, 2017(2)(3)	$11.40	$11.88	$12.53	$12.40	$9.98
Last conversion price calculation date	4/16/2017	8/14/2017	12/21/2016	4/11/2017	4/11/2017
Dividend threshold amount (per share)(4)	$0.101500	$0.101600	$0.110025	$0.110525	$0.083330

(1)	Conversion rates denominated in shares of common stock per $1 principal amount of the Convertible Notes converted.

(2)	Represents conversion rate and conversion price, as applicable, taking into account certain de minimis adjustments that will be made on the conversion date.

(3)	The conversion price will increase only if the current monthly dividends (per share) exceed the dividend threshold amount (per share).

(4)
The conversion rate is increased if monthly cash dividends paid to common shares exceed the monthly dividend threshold amount, subject to adjustment. Current dividend rates are at or below the minimum dividend threshold amount for further conversion rate adjustments for all bonds.

Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the notes surrendered for conversion representing accrued and unpaid interest to, but not including, the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the Convertible Notes.
No holder of Convertible Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. We will not issue any shares in connection with the conversion or redemption of the Convertible Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.

F-60

Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Convertible Notes upon a fundamental change at a price equal to 100% of the principal amount of the Convertible Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, upon a fundamental change that constitutes a non-stock change of control we will also pay holders an amount in cash equal to the present value of all remaining interest payments (without duplication of the foregoing amounts) on such Convertible Notes through and including the maturity date.
In connection with the issuance of the Convertible Notes, we incurred $32,147 of fees which are being amortized over the terms of the notes, of which $14,437 remains to be amortized and is included as a reduction within Convertible Notes on the Consolidated Statement of Assets and Liabilities as of September 30, 2017.
During the three months ended September 30, 2017 and September 30, 2016, we recorded $13,656 and $14,713, respectively, of interest costs and amortization of financing costs on the Convertible Notes as interest expense.
Note 6. Public Notes
On March 15, 2013, we issued $250,000 aggregate principal amount of unsecured notes that mature on March 15, 2023 (the “2023 Notes”). The 2023 Notes bear interest at a rate of 5.875% per year, payable semi-annually on March 15 and September 15 of each year, beginning September 15, 2013. Total proceeds from the issuance of the 2023 Notes, net of underwriting discounts and offering costs, were $243,641.

On April 7, 2014, we issued $300,000 aggregate principal amount of unsecured notes that mature on July 15, 2019 (the “5.00% 2019 Notes”). Included in the issuance is $45,000 of Prospect Capital InterNotes® that were exchanged for the 5.00% 2019 Notes. The 5.00% 2019 Notes bear interest at a rate of 5.00% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2014. Total proceeds from the issuance of the 5.00% 2019 Notes, net of underwriting discounts and offering costs, were $295,998.
On December 10, 2015, we issued $160,000 aggregate principal amount of unsecured notes that mature on June 15, 2024 (the “2024 Notes”). The 2024 Notes bear interest at a rate of 6.25% per year, payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning March 15, 2016. Total proceeds from the issuance of the 2024 Notes, net of underwriting discounts and offering costs, were $155,043. On June 16, 2016, we entered into an at-the-market program with FBR Capital Markets & Co. through which we could sell, by means of at-the-market offerings, from time to time, up to $100,000 in aggregate principal amount of our existing 2024 Notes. As of September 30, 2017, we issued $199,281 in aggregate principal amount of our 2024 Notes for net proceeds of $193,253 after commissions and offering costs.
The 2023 Notes, the 5.00% 2019 Notes, and the 2024 Notes (collectively, the “Public Notes”) are direct unsecured obligations and rank equally with all of our unsecured indebtedness from time to time outstanding.
In connection with the issuance of the 2023 Notes, the 5.00% 2019 Notes, and the 2024 Notes, we incurred $13,613 of fees which are being amortized over the term of the notes, of which $8,655 remains to be amortized and is included as a reduction within Public Notes on the Consolidated Statement of Assets and Liabilities as of September 30, 2017.
During the three months ended September 30, 2017 and September 30, 2016, we recorded $11,041 and $10,780, respectively, of interest costs and amortization of financing costs on the Public Notes as interest expense.
Note 7. Prospect Capital InterNotes®
On February 16, 2012, we entered into a selling agent agreement (the “Selling Agent Agreement”) with Incapital LLC, as purchasing agent for our issuance and sale from time to time of up to $500,000 of Prospect Capital InterNotes® (the “InterNotes® Offering”), which was increased to $1,500,000 in May 2014. Additional agents may be appointed by us from time to time in connection with the InterNotes® Offering and become parties to the Selling Agent Agreement.
These notes are direct unsecured obligations and rank equally with all of our unsecured indebtedness from time to time outstanding. Each series of notes will be issued by a separate trust. These notes bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance.
During the three months ended September 30, 2017, we issued $27,402 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $26,996. These notes were issued with stated interest rates ranging from 4.00% to 5.00% with a weighted average interest rate of 4.57%. These notes mature between July 15, 2022 and September 15, 2025. The following table summarizes the Prospect Capital InterNotes® issued during the three months ended September 30, 2017.

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Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$17,059	4.00%–4.75%	4.42%	July 15, 2022 – September 15, 2022
7	$2,825	4.75%–5.00%	4.93%	July 15, 2024
8	$7,518	4.50%–5.00%	4.76%	August 15, 2025 – September 15, 2025
	$27,402
During the three months ended September 30, 2016, we issued $38,917 aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of $38,435. These notes were issued with stated interest rates ranging from 5.00% to 5.50% with a weighted average interest rate of 5.42%. These notes mature between July 15, 2021 and September 15, 2021. The following table summarizes the Prospect Capital InterNotes® issued during the three months ended September 30, 2016.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$38,917	5.00%–5.50%	5.42%	July 15, 2021 – September 15, 2021
During the three months ended September 30, 2017, we redeemed $89,980 aggregate principal amount of Prospect Capital InterNotes® at par with a weighted average interest rate of 4.91% in order to replace debt with shorter maturity dates. During the three months ended September 30, 2017, we repaid $1,884 aggregate principal amount of Prospect Capital InterNotes® at par in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. As a result of these transactions, we recorded a loss in the amount of the unamortized debt issuance costs. The net loss on the extinguishment of Prospect Capital InterNotes® in the three months ended September 30, 2017 was $445. The following table summarizes the Prospect Capital InterNotes® outstanding as of September 30, 2017.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
4	$28,352	3.75%–4.00%	3.92%	November 15, 2017 – May 15, 2018
5	304,994	4.00%–5.50%	4.97%	July 15, 2018 – September 15, 2022
5.2	4,440	4.63%	4.63%	August 15, 2020 – September 15, 2020
5.3	2,686	4.63%	4.63%	September 15, 2020
5.4	5,000	4.75%	4.75%	August 15, 2019
5.5	104,862	4.25%–5.00%	4.63%	February 15, 2019 – November 15, 2020
6	2,182	4.88%	4.88%	April 15, 2021 – May 15, 2021
6.5	40,652	5.10%–5.50%	5.24%	February 15, 2020 – May 15, 2022
7	185,200	4.00%–6.55%	5.09%	June 15, 2019 – July 15, 2024
7.5	1,996	5.75%	5.75%	February 15, 2021
8	7,518	4.50%–5.00%	4.76%	August 15, 2025
10	37,454	4.32%–7.00%	6.15%	March 15, 2022 – December 15, 2025
12	2,978	6.00%	6.00%	November 15, 2025 – December 15, 2025
15	17,245	5.25%–6.00%	5.36%	May 15, 2028 – November 15, 2028
18	21,409	4.13%–6.25%	5.53%	December 15, 2030 – August 15, 2031
20	4,248	5.63%–6.00%	5.90%	November 15, 2032 – October 15, 2033
25	33,906	6.25%–6.50%	6.39%	August 15, 2038 – May 15, 2039
30	110,910	5.50%–6.75%	6.24%	November 15, 2042 – October 15, 2043
	$916,032

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During the three months ended September 30, 2016, we repaid $1,979 aggregate principal amount of Prospect Capital InterNotes® at par in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. As a result of these transactions, we recorded a loss in the amount of the difference between the reacquisition price and the net carrying amount of the notes, net of the proportionate amount of unamortized debt issuance costs. The net loss on the extinguishment of Prospect Capital InterNotes® in the three months ended September 30, 2016 was $61.

The following table summarizes the Prospect Capital InterNotes® outstanding as of June 30, 2017.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
4	$39,038	3.75%-4.00%	3.92%	November 15, 2017
5	354,805	4.25%-5.50%	5.00%	July 15, 2018
5.2	4,440	5%	4.63%	August 15, 2020
5.3	2,686	5%	4.63%	September 15, 2020
5.4	5,000	5%	4.75%	August 15, 2019
5.5	109,068	4.25%-5.00%	4.67%	February 15, 2019
6	2,182	5%	4.88%	April 15, 2021
6.5	40,702	5.10%-5.50%	5.24%	February 15, 2020
7	191,356	4.00%-6.55%	5.38%	June 15, 2019
7.5	1,996	6%	5.75%	February 15, 2021
10	37,509	4.27%-7.00%	6.20%	March 15, 2022
12	2,978	6%	6.00%	November 15, 2025
15	17,245	5.25%-6.00%	5.36%	May 15, 2028
18	21,532	4.13%-6.25%	5.47%	December 15, 2030
20	4,248	5.63%-6.00%	5.84%	November 15, 2032
25	34,218	6.25%-6.50%	6.39%	August 15, 2038
30	111,491	5.50%-6.75%	6.22%	November 15, 2042
	$980,494
In connection with the issuance of Prospect Capital InterNotes®, we incurred $24,304 of fees which are being amortized over the term of the notes, of which $13,561 remains to be amortized and is included as a reduction within Prospect Capital InterNotes® on the Consolidated Statement of Assets and Liabilities as of September 30, 2017.
During the three months ended September 30, 2017 and September 30, 2016, we recorded $13,384 and $13,213, respectively, of interest costs and amortization of financing costs on the Prospect Capital InterNotes® as interest expense.

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Note 8. Fair Value and Maturity of Debt Outstanding
The following table shows our outstanding debt as of September 30, 2017.

	Principal Outstanding	Unamortized Discount & Debt Issuance Costs	Net Carrying Value		Fair Value (1)		Effective Interest Rate
Revolving Credit Facility(2)	$—	$4,086	$—	(3)	$—		1ML+2.25%	(6)

2017 Notes	50,734	10	50,724		50,895	(4)	5.91%	(7)
2018 Notes	85,419	256	85,163		86,885	(4)	6.42%	(7)
2019 Notes	200,000	1,558	198,442		205,756	(4)	6.51%	(7)
2020 Notes	392,000	5,922	386,078		398,860	(4)	5.38%	(7)
2022 Notes	225,000	6,691	218,309		225,101	(4)	5.63%	(7)
Convertible Notes	953,153	14,437	938,716		967,497

5.00% 2019 Notes	300,000	1,506	298,494		312,087	(4)	5.29%	(7)
2023 Notes	250,000	3,936	246,064		260,203	(4)	6.22%	(7)
2024 Notes	199,281	5,034	194,247		207,093	(4)	6.72%	(7)
Public Notes	749,281	10,476	738,805		779,383

Prospect Capital InterNotes®	916,032	13,561	902,471		954,049	(5)	5.56%	(8)
Total	$2,618,466	$42,560	$2,579,992		$2,700,929

(1)
As permitted by ASC 825-10-25, we have not elected to value our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® at fair value. The fair value of these debt obligations are categorized as Level 2 under ASC 820 as of September 30, 2017.

(2)	The maximum draw amount of the Revolving Credit facility as of September 30, 2017 is $885,000.

(3)	Net Carrying Value excludes deferred financing costs associated with the Revolving Credit Facility. See Note 2 for accounting policy details.

(4)	We use available market quotes to estimate the fair value of the Convertible Notes and Public Notes.

(5)	The fair value of Prospect Capital InterNotes® is estimated by discounting remaining payments using current Treasury rates plus spread.

(6)	Represents the rate on drawn down and outstanding balances. Deferred debt issuance costs are amortized on a straight-line method over the stated life of the obligation.

(7)
The effective interest rate is equal to the effect of the stated interest, the accretion of original issue discount and amortization of debt issuance costs. For the 2024 Notes, the rate presented is a combined effective interest rate of the 2024 Notes and 2024 Notes Follow-on Program.

(8)
For the Prospect Capital InterNotes®, the rate presented is the weighted average effective interest rate. Interest expense and deferred debt issuance costs, which are amortized on a straight-line method over the stated life of the obligation which approximates level yield, are weighted against the average year-to-date principal balance.

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The following table shows our outstanding debt as of June 30, 2017.

	Principal Outstanding	Unamortized Discount & Debt Issuance Costs	Net Carrying Value		Fair Value (1)		Effective Interest Rate
Revolving Credit Facility(2)	$—	$4,779	$—	(3)	$—		1ML+2.25%	(6)

2017 Notes	50,734	77	50,657		51,184	(4)	5.91%	(7)
2018 Notes	85,419	394	85,025		87,660	(4)	6.42%	(7)
2019 Notes	200,000	1,846	198,154		206,614	(4)	6.51%	(7)
2020 Notes	392,000	6,458	385,542		394,689	(4)	5.38%	(7)
2022 Notes	225,000	6,737	218,263		223,875	(4)	5.63%	(7)
Convertible Notes	953,153	15,512	937,641		964,022

5.00% 2019 Notes	300,000	1,705	298,295		308,439	(4)	5.29%	(7)
2023 Notes	250,000	4,087	245,913		258,045	(4)	6.22%	(7)
2024 Notes	199,281	5,189	194,092		207,834	(4)	6.72%	(7)
Public Notes	749,281	10,981	738,300		774,318

Prospect Capital InterNotes®	980,494	14,240	966,254		1,003,852	(5)	5.55%	(8)
Total	$2,682,928	$45,512	$2,642,195		$2,742,192

(1)
As permitted by ASC 825-10-25, we have not elected to value our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® at fair value. The fair value of these debt obligations are categorized as Level 2 under ASC 820 as of June 30, 2017.

(2)	The maximum draw amount of the Revolving Credit facility as of June 30, 2017 is $885,000.

(3)	Net Carrying Value excludes deferred financing costs associated with the Revolving Credit Facility. See Note 2 for accounting policy details.

(4)	We use available market quotes to estimate the fair value of the Convertible Notes and Public Notes.

(5)	The fair value of Prospect Capital InterNotes® is estimated by discounting remaining payments using current Treasury rates plus spread.

(6)	Represents the rate on drawn down and outstanding balances. Deferred debt issuance costs are amortized on a straight-line method over the stated life of the obligation.

(7)
The effective interest rate is equal to the effect of the stated interest, the accretion of original issue discount and amortization of debt issuance costs. For the 2024 Notes, the rate presented is a combined effective interest rate of the 2024 Notes and 2024 Notes Follow-on Program.

(8)
For the Prospect Capital InterNotes®, the rate presented is the weighted average effective interest rate. Interest expense and deferred debt issuance costs, which are amortized on a straight-line method over the stated life of the obligation which approximates level yield, are weighted against the average year-to-date principal balance.

The following table shows the contractual maturities of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of September 30, 2017.

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$—	$—	$—	$—	$—
Convertible Notes	953,153	136,153	592,000	225,000	—
Public Notes	749,281	—	300,000	—	449,281
Prospect Capital InterNotes®	916,032	46,799	319,546	324,110	225,577
Total Contractual Obligations	$2,618,466	$182,952	$1,211,546	$549,110	$674,858

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The following table shows the contractual maturities of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of June 30, 2017.

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$—	$—	$—	$—	$—
Convertible Notes	953,153	136,153	592,000	—	225,000
Public Notes	749,281	—	300,000	—	449,281
Prospect Capital InterNotes®	980,494	39,038	325,661	399,490	216,305
Total Contractual Obligations	$2,682,928	$175,191	$1,217,661	$399,490	$890,586
Note 9. Stock Repurchase Program, Equity Offerings, Offering Expenses, and Distributions
On August 24, 2011, our Board of Directors approved a share repurchase plan (the “Repurchase Program”) under which we may repurchase up to $100,000 of our common stock at prices below our net asset value per share. Prior to any repurchase, we are required to notify shareholders of our intention to purchase our common stock. Our last notice was delivered with our annual proxy mailing on September 22, 2017.
We did not repurchase any shares of our common stock during the three months ended September 30, 2017 and September 30, 2016. As of September 30, 2017, the approximate dollar value of shares that may yet be purchased under the plan is $65,860.

Excluding dividend reinvestments, during the three months ended September 30, 2017 and September 30, 2016, we did not issue any shares of our common stock.
On October 30, 2017, our Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration Statement, we can issue up to $5,000,000 of additional debt and equity securities in the public market as of October 30, 2017.
During the three months ended September 30, 2017 and September 30, 2016, we distributed approximately $81,647 and $89,428, respectively, to our stockholders. The following table summarizes our distributions declared and payable for the three months ended September 30, 2016 and September 30, 2017.

Declaration Date	Record Date	Payment Date	Amount Per Share	Amount Distributed (in thousands)
5/9/2016	7/29/2016	8/18/2016	$0.083330	$29,783
5/9/2016	8/31/2016	9/22/2016	0.083330	29,809
8/25/2016	9/30/2016	10/20/2016	0.083330	29,836
Total declared and payable for the three months ended September 30, 2016				$89,428

5/9/2017	7/31/2017	8/24/2017	$0.083330	$30,011
5/9/2017	8/31/2017	9/21/2017	0.083330	30,017
8/28/2017	9/29/2017	10/19/2017	0.060000	21,619
Total declared and payable for the three months ended September 30, 2017				$81,647
Dividends and distributions to common stockholders are recorded on the ex-dividend date. As such, the table above includes distributions with record dates during three months ended September 30, 2017 and September 30, 2016. It does not include distributions previously declared to stockholders of record on any future dates, as those amounts are not yet determinable. The following dividends were previously declared and will be recorded and payable subsequent to September 30, 2017:

•	$0.06 per share for October 2017 to holders of record on October 31, 2017 with a payment date of November 22, 2017.
During the three months ended September 30, 2017 and September 30, 2016, we issued 233,489 and 934,927 shares of our common stock, respectively, in connection with the dividend reinvestment plan.
On February 9, 2016, we amended our dividend reinvestment plan that provided for reinvestment of our dividends or distributions on behalf of our stockholders, unless a stockholder elects to receive cash, to add the ability of stockholders to purchase additional

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shares by making optional cash investments. Under the revised dividend reinvestment and direct stock repurchase plan, stockholders may elect to purchase additional shares through our transfer agent in the open market or in negotiated transactions.

During the three months ended September 30, 2017, Prospect officers purchased 63,749 shares of our stock, or 0.02% of total outstanding shares as of September 30, 2017, both through the open market transactions and shares issued in connection with our dividend reinvestment plan.
As of September 30, 2017, we have reserved 81,780,516 shares of our common stock for issuance upon conversion of the Convertible Notes (see Note 5).
Note 10. Other Income
Other income consists of structuring fees, overriding royalty interests, revenue receipts related to net profit interests, deal deposits, administrative agent fees, and other miscellaneous and sundry cash receipts. The following table shows income from such sources during the three months ended September 30, 2017 and September 30, 2016.

	Three Months Ended September 30,
	2017	2016
Structuring and amendment fees (refer to Note 3)	$8,207	$4,476
Royalty and Net Revenue interests	1,578	1,170
Administrative agent fees	165	152
Total Other Income	$9,950	$5,798
Note 11. Net Increase in Net Assets per Share
The following information sets forth the computation of net increase in net assets resulting from operations per share during the three months ended September 30, 2017 and September 30, 2016.

	Three Months Ended September 30,
	2017	2016
Net increase in net assets resulting from operations	$11,973	$81,366
Weighted average common shares outstanding	360,171,834	357,527,279
Net increase in net assets resulting from operations per share	$0.03	$0.23
Note 12. Income Taxes
While our fiscal year end for financial reporting purposes is June 30 of each year, our tax year end is August 31 of each year. The information presented in this footnote is based on our tax year end for each period presented, unless otherwise specified. The tax return for the tax year ended August 31, 2017 has not been filed. Taxable income and all amounts related to taxable income for the tax year ended August 31, 2017 are estimates and will not be fully determined until the Company’s tax return is filed.
For income tax purposes, dividends paid and distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The tax character of dividends paid to shareholders during the tax years ended August 31, 2017, 2016 and 2015 were as follows:

	Tax Year Ended August 31,
	2017	2016	2015
Ordinary income	$359,215	$355,985	$413,640
Capital gain	—	—	—
Return of capital	—	—	—
Total distributions paid to shareholders	$359,215	$355,985	$413,640
We generate certain types of income that may be exempt from U.S. withholding tax when distributed to non-U.S. shareholders. Under IRC Section 871(k), a RIC is permitted to designate distributions of qualified interest income and short-term capital gains as exempt from U.S. withholding tax when paid to non-U.S. shareholders with proper documentation. For the 2017 calendar year, 53.93% of our distributions as of September 30, 2017 qualified as interest related dividends which are exempt from U.S. withholding tax applicable to non U.S. shareholders.

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For the tax year ending August 31, 2018, the tax character of dividends paid to shareholders through September 30, 2017 is expected to be ordinary income. Because of the difference between our fiscal and tax year ends, the final determination of the tax character of dividends will not be made until we file our tax return for the tax year ending August 31, 2018.

Taxable income generally differs from net increase in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized. The following reconciles the net increase in net assets resulting from operations to taxable income for the tax years ended August 31, 2017, 2016 and 2015:

	Tax Year Ended August 31,
	2017	2016	2015
Net increase in net assets resulting from operations	$254,766	$262,831	$360,572
Net realized loss on investments	100,765	22,666	164,230
Net unrealized (gains) losses on investments	(61,939)	73,181	(157,745)
Other temporary book-to-tax differences	(59,206)	(56,036)	98,289
Permanent differences	(772)	2,489	2,436
Taxable income before deductions for distributions	$233,614	$305,131	$467,782
Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. The Regulated Investment Company Modernization Act (the “RIC Modernization Act”) was enacted on December 22, 2010. Under the RIC Modernization Act, capital losses incurred by taxpayers in taxable years beginning after the date of enactment will be allowed to be carried forward indefinitely and are allowed to retain their character as either short-term or long-term losses. As such, the capital loss carryforwards generated by us after the August 31, 2011 tax year will not be subject to expiration. Any losses incurred in post-enactment tax years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As of August 31, 2017, we had capital loss carryforwards of approximately $302,590 available for use in later tax years. Of the amount available as of August 31, 2017, $46,156 will expire on August 31, 2018, and $256,434 is not subject to expiration. The unused balance each year will be carried forward and utilized as gains are realized, subject to limitations. While our ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, some of our capital loss carryforwards may become permanently unavailable due to limitations by the Code.
For the tax year ended August 31, 2017, we had no cumulative taxable income in excess of cumulative distributions.
As of September 30, 2017, the cost basis of investments for tax purposes was $5,900,424 resulting in estimated gross unrealized gains and losses of $349,402 and $562,709, respectively. As of June 30, 2017, the cost basis of investments for tax purposes was $5,999,218 resulting in estimated gross unrealized gains and losses of $337,903 and $498,816, respectively. Due to the difference between our fiscal year end and tax year end, the cost basis of our investments for tax purposes as of September 30, 2017 and June 30, 2017 was calculated based on the book cost of investments as of September 30, 2017 and June 30, 2017, respectively, with cumulative book-to-tax adjustments for investments through August 31, 2017 and 2016, respectively.
In general, we may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include merger-related items, differences in the book and tax basis of certain assets and liabilities, and nondeductible federal excise taxes, among other items. During the tax year ended August 31, 2017, we increased overdistributed net investment income by $772 and increased capital in excess of par value by $772. During the tax year ended August 31, 2016, we decreased overdistributed net investment income by $2,489, increased accumulated net realized loss on investments by $1,296 and decreased capital in excess of par value by $1,193. Due to the difference between our fiscal and tax year end, the reclassifications for the taxable year ended August 31, 2017 is being recorded in the fiscal year ending June 30, 2018 and the reclassifications for the taxable year ended August 31, 2016 were recorded in the fiscal year ended June 30, 2017.
Note 13. Related Party Agreements and Transactions
Investment Advisory Agreement
We have entered into an investment advisory and management agreement with the Investment Adviser (the “Investment Advisory Agreement”) under which the Investment Adviser, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, us. Under the terms of the Investment Advisory Agreement, the Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and

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the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.
The Investment Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Investment Adviser receives a fee from us, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% on our total assets. For services currently rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.
The total gross base management fee incurred to the favor of the Investment Adviser was $30,379 and $31,340 during the three months ended September 30, 2017 and September 30, 2016, respectively.
The Investment Adviser has entered into a servicing agreement with certain institutions that purchased loans with us, where we serve as the agent and collect a servicing fee on behalf of the Investment Adviser. During the three months ended September 30, 2017 and September 30, 2016, we received payments of $216 and $548, respectively, from these institutions, on behalf of the Investment Adviser, for providing such services under the servicing agreement. We were given a credit for these payments, which reduced the base management fees to $30,163 and $30,792 for the three months ended September 30, 2017 and September 30, 2016, respectively.
The incentive fee has two parts. The first part, the income incentive fee, is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital gains or losses. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.75% per quarter (7.00% annualized).
The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2.00% base management fee. We pay the Investment Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	No incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

•
100.00% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate); and

•
20.00% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate).

These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.
The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.00% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, we calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each investment that has been in our portfolio. For the purpose of this calculation, an “investment” is defined as the total of all rights and claims which may be asserted against a portfolio company arising from our participation in the debt, equity, and other financial instruments issued by that company. Aggregate realized capital gains, if any, equal the sum of the differences between the aggregate net sales price of each investment and the aggregate amortized cost basis of such investment when sold or otherwise

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disposed. Aggregate realized capital losses equal the sum of the amounts by which the aggregate net sales price of each investment is less than the aggregate amortized cost basis of such investment when sold or otherwise disposed. Aggregate unrealized capital depreciation equals the sum of the differences, if negative, between the aggregate valuation of each investment and the aggregate amortized cost basis of such investment as of the applicable calendar year-end. At the end of the applicable calendar year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee involves netting aggregate realized capital gains against aggregate realized capital losses on a since-inception basis and then reducing this amount by the aggregate unrealized capital depreciation. If this number is positive, then the capital gains incentive fee payable is equal to 20.00% of such amount, less the aggregate amount of any capital gains incentive fees paid since inception.
The total income incentive fee incurred was $15,933 and $19,730 during the three months ended September 30, 2017 and September 30, 2016, respectively. No capital gains incentive fee was incurred during the three months ended September 30, 2017 and September 30, 2016.
Administration Agreement
We have also entered into an administration agreement (the “Administration Agreement”) with Prospect Administration under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for us. For providing these services, we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our Chief Financial Officer and Chief Compliance Officer and his staff, including the internal legal staff. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Prospect Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance (see Managerial Assistance section below). The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Prospect Administration is a wholly-owned subsidiary of the Investment Adviser.
The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration’s services under the Administration Agreement or otherwise as administrator for us. Our payments to Prospect Administration are reviewed quarterly by our Board of Directors.
The allocation of gross overhead expense from Prospect Administration was $4,710 and $4,871 for the three months ended September 30, 2017 and September 30, 2016, respectively. Prospect Administration received estimated payments of $1,182 and $1,338 directly from our portfolio companies and certain funds managed by the Investment Adviser for legal, tax and portfolio level accounting services during the three months ended September 30, 2017 and September 30, 2016, respectively. We were given a credit for these payments as a reduction of the administrative services cost payable by us to Prospect Administration. Had Prospect Administration not received these payments, Prospect Administration’s charges for its administrative services would have increased by these amounts. Net overhead during the three months ended September 30, 2017 and September 30, 2016 totaled $3,528 and $3,533, respectively.
As of September 30, 2017, we accrued a receivable from Prospect Administration for software fees of $12 that will be reimbursed to us.

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Managerial Assistance
As a BDC, we are obligated under the 1940 Act to make available to certain of our portfolio companies significant managerial assistance. “Making available significant managerial assistance” refers to any arrangement whereby we provide significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We are also deemed to be providing managerial assistance to all portfolio companies that we control, either by ourselves or in conjunction with others. The nature and extent of significant managerial assistance provided by us to controlled and non-controlled portfolio companies will vary according to the particular needs of each portfolio company. Examples of such activities include (i) advice on recruiting, hiring, management and termination of employees, officers and directors, succession planning and other human resource matters; (ii) advice on capital raising, capital budgeting, and capital expenditures; (iii) advice on advertising, marketing, and sales; (iv) advice on fulfillment, operations, and execution; (v) advice on managing relationships with unions and other personnel organizations, financing sources, vendors, customers, lessors, lessees, lawyers, accountants, regulators and other important counterparties; (vi) evaluating acquisition and divestiture opportunities, plant expansions and closings, and market expansions; (vii) participating in audit committee, nominating committee, board and management meetings; (viii) consulting with and advising board members and officers of portfolio companies (on overall strategy and other matters); and (ix) providing other organizational, operational, managerial and financial guidance.
Prospect Administration, when performing a managerial assistance agreement executed with each portfolio company to which we provide managerial assistance, arranges for the provision of such managerial assistance on our behalf. When doing so, Prospect Administration utilizes personnel of our Investment Adviser. We, on behalf of Prospect Administration, invoice portfolio companies receiving and paying for managerial assistance, and we remit to Prospect Administration its cost of providing such services, including the charges deemed appropriate by our Investment Adviser for providing such managerial assistance. No income is recognized by Prospect.
During the three months ended September 30, 2017 and September 30, 2016, we received payments of $1,093 and $1,630, respectively, from our portfolio companies for managerial assistance and subsequently remitted these amounts to Prospect Administration. See Note 14 for further discussion.
Co-Investments
On February 10, 2014, we received an exemptive order from the SEC (the “Order”) that gave us the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Investment Adviser or certain affiliates, including Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc., subject to the conditions included therein. Under the terms of the relief permitting us to co-invest with other funds managed by our Investment Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Investment Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Investment Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, we will be unable to invest in any issuer in which one or more funds managed by the Investment Adviser or its affiliates has previously invested.
We reimburse CLO investment valuation services fees initially incurred by Priority Income Fund, Inc. During the three months ended September 30, 2017 and September 30, 2016, we recognized expenses that were reimbursed for valuation services of $52 and $24, respectively. Conversely, Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc. reimburse us for software fees, expenses which were initially incurred by Prospect. As of September 30, 2017 and June 30, 2017 we accrued a receivable from Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc. for software fees of $18 and $14, respectively, which will be reimbursed to us.

As of September 30, 2017, we had co-investments with Priority Income Fund, Inc. in the following CLO funds: Apidos CLO XXII, Babson CLO Ltd. 2014-III, Carlyle Global Market Strategies CLO 2016-3, Ltd., Cent CLO 21 Limited, CIFC Funding 2014-IV Investor, Ltd., CIFC Funding 2016-I, Ltd., Galaxy XVII CLO, Ltd., Halcyon Loan Advisors Funding 2014-2 Ltd., Halcyon Loan Advisors Funding 2015-3 Ltd., HarbourView CLO VII, Ltd., Jefferson Mill CLO Ltd., Mountain View CLO IX Ltd., Octagon Investment Partners XVIII, Ltd., Symphony CLO XIV Ltd., Voya IM CLO 2014-1 Ltd., Voya CLO 2016-3, Ltd., Voya CLO

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2017-3, Ltd. and Washington Mill CLO Ltd; however HarbourView CLO VII, Ltd. and Octagon Investment Partners XVIII, Ltd. are not considered co-investments pursuant to the Order as they were purchased on the secondary market.
As of September 30, 2017, we had a co-investment with Pathway Energy Infrastructure Fund, Inc. in Carlyle Global Market Strategies CLO 2014-4, Ltd.; however, this investment is not considered a co-investment pursuant to the Order as it was purchased on the secondary market.
Note 14. Transactions with Controlled Companies
The descriptions below detail the transactions which Prospect Capital Corporation (“Prospect”) has entered into with each of our controlled companies. Certain of the controlled entities discussed below were consolidated effective July 1, 2014 (see Note 1). As such, transactions with these Consolidated Holding Companies are presented on a consolidated basis.
Airmall Inc.
Prospect owned 100% of the equity of AMU Holdings Inc. (“AMU”), a Consolidated Holding Company. AMU owned 98% of Airmall Inc. (f/k/a Airmall USA Holdings, Inc.) (“Airmall”). Airmall is a developer and manager of airport retail operations.
On August 1, 2014, Prospect sold its investments in Airmall. On August 2, 2016, Prospect received the remaining escrow proceeds of $3,916, reducing the cost basis to zero.

Arctic Energy Services, LLC
Prospect owns 100% of the equity of Arctic Oilfield Equipment USA, Inc. (“Arctic Equipment”), a Consolidated Holding Company. Arctic Equipment owns 70% of the equity of Arctic Energy Services, LLC (“Arctic Energy”), with Ailport Holdings, LLC (“Ailport”) (100% owned and controlled by Arctic Energy management) owning the remaining 30% of the equity of Arctic Energy. Arctic Energy provides oilfield service personnel, well testing flowback equipment, frac support systems and other services to exploration and development companies in the Rocky Mountains.
The following managerial assistance recognized had not yet been paid by Arctic Energy to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2017	$150
September 30, 2017	25
CCPI Inc.
Prospect owns 100% of the equity of CCPI Holdings Inc. (“CCPI Holdings”), a Consolidated Holding Company. CCPI Holdings owns 94.95% of the equity of CCPI Inc. (“CCPI”), with CCPI management owning the remaining 5.05% of the equity. CCPI owns 100% of each of CCPI Europe Ltd. and MEFEC B.V., and 45% of Gulf Temperature Sensors W.L.L.
As of June 30, 2016, after the departure of a former CCPI executive, Prospect’s ownership of CCPI increased to 94.59%.
During the three months ended June 30, 2017, Prospect recognized $153 in other income related to amendment fee income.

During the three months ended September 30, 2017, we entered into a participation agreement with CCPI management, and sold $144 of Prospect's investment in the Term Loan B debt.

The following amounts were paid from CCPI to Prospect and recorded by Prospect as repayment of loan receivable:

Three Months Ended September 30, 2016	$112
Three Months Ended September 30, 2017	112
During the three months ended September 30, 2016, Prospect reclassified $123 of return of capital received from CCPI in prior periods as dividend income.

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The following interest payments were accrued and paid from CCPI to Prospect and recognized by Prospect as interest income:

Three Months Ended September 30, 2016	$750
Three Months Ended September 30, 2017	935
The following managerial assistance payments were paid from CCPI to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Three Months Ended September 30, 2016	$60
Three Months Ended September 30, 2017	60
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2017	$60
September 30, 2017	60
The following payments were paid from CCPI to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to CCPI (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Three Months Ended September 30, 2016	$—
Three Months Ended September 30, 2017	45
The following amounts were due from CCPI to Prospect for reimbursement of expenses paid by Prospect on behalf of CCPI and were included by Prospect within other receivables:

June 30, 2017	$1
September 30, 2017	22
CP Energy Services Inc.
Prospect owns 100% of the equity of CP Holdings of Delaware LLC (“CP Holdings”), a Consolidated Holding Company. CP Holdings owns 82.3% of the equity of CP Energy Services Inc. (“CP Energy”), and the remaining 17.7% of the equity is owned by CP Energy management. As of June 30, 2014, CP Energy owned directly or indirectly 100% of each of CP Well Testing Services, LLC (f/k/a CP Well Testing Holding Company LLC) (“CP Well Testing”); CP Well Testing, LLC (“CP Well”); Fluid Management Services, Inc. (f/k/a Fluid Management Holdings, Inc.) (“Fluid Management”); Fluid Management Services LLC (f/k/a Fluid Management Holdings LLC); Wright Transport, Inc. (f/k/a Wright Holdings, Inc.); Wright Foster Disposals, LLC; Foster Testing Co., Inc.; ProHaul Transports, LLC; Artexoma Logistics, LLC; and Wright Trucking, Inc. Effective December 31, 2014, CP Energy underwent a corporate reorganization in order to consolidate certain of its wholly-owned subsidiaries. As of June 30, 2015, CP Energy owned directly or indirectly 100% of each of CP Well; Wright Foster Disposals, LLC; Foster Testing Co., Inc.; ProHaul Transports, LLC; and Wright Trucking, Inc. CP Energy provides oilfield flowback services and fluid hauling and disposal services through its subsidiaries.
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2017	$75
September 30, 2017	—
The following managerial assistance recognized had not yet been paid by CP Energy to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2017	$—
September 30, 2017	75

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Credit Central Loan Company, LLC
Prospect owns 100% of the equity of Credit Central Holdings of Delaware, LLC (“Credit Central Delaware”), a Consolidated Holding Company. Credit Central Delaware owns 74.93% of the equity of Credit Central Loan Company, LLC (f/k/a Credit Central Holdings, LLC) (“Credit Central”), with entities owned by Credit Central management owning the remaining 25.07% of the equity. Credit Central owns 100% of each of Credit Central, LLC; Credit Central South, LLC; Credit Central of Texas, LLC; and Credit Central of Tennessee, LLC. Credit Central is a branch-based provider of installment loans.
On September 28, 2016, Prospect performed a buyout of Credit Central management’s ownership stake, purchasing additional subordinated debt of $12,523 at a discount of $7,521. Prospect also purchased $2,098 of additional shares, increasing its ownership to 99.91%.
During the quarter ended September 30, 2017, $430 of the aforementioned original issue discount of $7,521 accreted.
The following interest payments were accrued and paid from Credit Central to Prospect and recognized by Prospect as interest income:

Three Months Ended September 30, 2016	$2,120
Three Months Ended September 30, 2017	3,080
Included above, the following payment-in-kind interest from Credit Central was capitalized and recognized by Prospect as interest income:

Three Months Ended September 30, 2016	$1,056
Three Months Ended September 30, 2017	—
The following interest income recognized had not yet been paid by Credit Central to Prospect and was included by Prospect within interest receivable:

June 30, 2017	$29
September 30, 2017	—
The following managerial assistance payments were paid from Credit Central to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Three Months Ended September 30, 2016	$175
Three Months Ended September 30, 2017	175
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2017	$175
September 30, 2017	175
The following amounts were due from Credit Central to Prospect for reimbursement of expenses paid by Prospect on behalf of CCPI and were included by Prospect within other receivables:

June 30, 2017	$—
September 30, 2017	3
Echelon Aviation LLC
Prospect owns 99.02% of the membership interests of Echelon Aviation LLC (“Echelon”). Echelon owns 60.7% of the equity of AerLift Leasing Limited (“AerLift”).
On September 28, 2016, Echelon made an optional partial prepayment of $6,800 of the Senior Secured Revolving Credit Facility outstanding.

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During the three months ended September 30, 2016, Echelon issued 36,275 Class B shares to the company’s President, decreasing Prospect’s ownership to 98.56%.
On December 9, 2016, Prospect made a follow-on $16,044 first lien senior secured debt and $2,830 equity investment in Echelon to support an asset acquisition, increasing Prospect’s ownership to 98.71%. Prospect also recognized $1,121 in structuring fee income as a result of the transaction.

The following dividends were declared and paid from Echelon to Prospect and recognized as dividend income by Prospect:

Three Months Ended September 30, 2016	$200
Three Months Ended September 30, 2017	—
All dividends were paid from earnings and profits of Echelon.
The following interest payments were accrued and paid from Echelon to Prospect and recognized by Prospect as interest income:

Three Months Ended September 30, 2016	$1,346
Three Months Ended September 30, 2017	1,603
The following interest income recognized had not yet been paid by Echelon to Prospect and was included by Prospect within interest receivable:

June 30, 2017	$2,631
September 30, 2017	1,080
The following managerial assistance payments were paid from Echelon to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Three Months Ended September 30, 2016	$63
Three Months Ended September 30, 2017	63
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2017	$63
September 30, 2017	63
The following payments were paid from Echelon to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Echelon (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Three Months Ended September 30, 2016	$54
Three Months Ended September 30, 2017	—
Edmentum Ultimate Holdings, LLC
Prospect owns 37.1% of the equity of Edmentum Ultimate Holdings, LLC (“Edmentum Holdings”). Edmentum Holdings owns 100% of the equity of Edmentum, Inc. (“Edmentum”). Edmentum is the largest all subscription based, software as a service provider of online curriculum and assessments to the U.S. education market. Edmentum provides high-value, comprehensive online solutions that support educators to successfully transition learners from one stage to the next.
During the year ended June 30, 2016, Prospect funded an additional $6,424 in the second lien revolving credit facility.
During the year ended June 30, 2017, Prospect funded an additional $7,835 in the second lien revolving credit facility.

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The following amounts were paid from Edmentum to Prospect and recorded by Prospect as repayment of loan receivable:

Three Months Ended September 30, 2016	$6,424
Three Months Ended September 30, 2017	7,834
The following interest payments were accrued and paid from Edmentum to Prospect and recognized by Prospect as interest income:

Three Months Ended September 30, 2016	$934
Three Months Ended September 30, 2017	214
Included above, the following payment-in-kind interest from Edmentum was capitalized and recognized by Prospect as interest income:

Three Months Ended September 30, 2016	$874
Three Months Ended September 30, 2017	150
The following interest income recognized had not yet been paid by Edmentum to Prospect and was included by Prospect within interest receivable:

June 30, 2017	$167
September 30, 2017	127
Energy Solutions Holdings Inc.
Prospect owns 100% of the equity of Energy Solutions Holdings Inc. (f/k/a Gas Solutions Holdings Inc.) (“Energy Solutions”), a Consolidated Holding Company. Energy Solutions owns 100% of each of Change Clean Energy Company, LLC (f/k/a Change Clean Energy Holdings, LLC) (“Change Clean”); Freedom Marine Solutions, LLC (f/k/a Freedom Marine Services Holdings, LLC) (“Freedom Marine”); and Yatesville Coal Company, LLC (f/k/a Yatesville Coal Holdings, LLC) (“Yatesville”). Change Clean owns 100% of each of Change Clean Energy, LLC and Down East Power Company, LLC, and 50.1% of BioChips LLC. Freedom Marine owns 100% of each of Vessel Company, LLC (f/k/a Vessel Holdings, LLC) (“Vessel”); Vessel Company II, LLC (f/k/a Vessel Holdings II, LLC) (“Vessel II”); and Vessel Company III, LLC (f/k/a Vessel Holdings III, LLC) (“Vessel III”). Yatesville owns 100% of North Fork Collieries, LLC.
Energy Solutions owns interests in companies operating in the energy sector. These include companies operating offshore supply vessels, ownership of a non-operating biomass electrical generation plant and several coal mines. Energy Solutions subsidiaries formerly owned interests in gathering and processing business in east Texas.
Transactions between Prospect and Freedom Marine are separately discussed below under “Freedom Marine Solutions, LLC.”
First Tower Finance Company LLC
Prospect owns 100% of the equity of First Tower Holdings of Delaware LLC (“First Tower Delaware”), a Consolidated Holding Company. First Tower Delaware owns 80.1% of First Tower Finance Company LLC (f/k/a First Tower Holdings LLC) (“First Tower Finance”). First Tower Finance owns 100% of First Tower, LLC (“First Tower”), a multiline specialty finance company.
During the three months ended December 31, 2016, Prospect made an additional $8,005 equity investment to First Tower.
The following amounts were paid from First Tower to Prospect and recorded by Prospect as repayment of loan receivable:

Three Months Ended September 30, 2016	$937
Three Months Ended September 30, 2017	1,911
The following interest payments were accrued and paid from First Tower to Prospect and recognized by Prospect as interest income:

Three Months Ended September 30, 2016	$14,423
Three Months Ended September 30, 2017	11,341

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Included above, the following payment-in-kind interest from First Tower was capitalized and recognized by Prospect as interest income:

Three Months Ended September 30, 2016	$1,753
Three Months Ended September 30, 2017	870
The following interest income recognized had not yet been paid by First Tower to Prospect and was included by Prospect within interest receivable:

June 30, 2017	$123
September 30, 2017	3,807
The following managerial assistance payments were paid from First Tower to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Three Months Ended September 30, 2016	$600
Three Months Ended September 30, 2017	—
The following managerial assistance payments received by Prospect have not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2017	$600
September 30, 2017	—
The following managerial assistance recognized had not yet been paid by First Tower to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2017	$—
September 30, 2017	600
The following amounts were due from First Tower to Prospect for reimbursement of expenses paid by Prospect on behalf of First Tower and were included by Prospect within other receivables:

June 30, 2017	$1
September 30, 2017	6
Freedom Marine Solutions, LLC
As discussed above, Prospect owns 100% of the equity of Energy Solutions, a Consolidated Holding Company. Energy Solutions owns 100% of Freedom Marine. Freedom Marine owns 100% of each of Vessel, Vessel II, and Vessel III.
During the year ended June 30, 2017, Prospect purchased an additional $1,200 in membership interests in Freedom Marine to support its ongoing operations and liquidity needs.
During the three months ended September 30, 2017, Prospect purchased an additional $200 in membership interests in Freedom Marine to support its ongoing operations and liquidity needs.

The following managerial assistance recognized had not yet been paid by Freedom Marine to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2017	$525
September 30, 2017	600

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MITY, Inc.
Prospect owns 100% of the equity of MITY Holdings of Delaware Inc. (“MITY Delaware”), a Consolidated Holding Company. MITY Delaware holds 94.99% of the equity of MITY, Inc. (f/k/a MITY Enterprises, Inc.) (“MITY”), with management of MITY owning the remaining 5.01% of the equity of MITY. MITY owns 100% of each of MITY-Lite, Inc. (“MITY-Lite”); Broda USA, Inc. (f/k/a Broda Enterprises USA, Inc.) (“Broda USA”); and Broda Enterprises ULC (“Broda Canada”). MITY is a designer, manufacturer and seller of multipurpose room furniture and specialty healthcare seating products.
During the three months ended December 31, 2016, Prospect formed a separate legal entity, MITY FSC, Inc., (“MITY FSC”) in which Prospect owns 96.88% of the equity, and MITY-Lite management owns the remaining portion.  MITY FSC does not have material operations.  This entity earns commission payments from MITY-Lite based on its sales to foreign customers, and distribute it to its shareholders based on pro-rata ownership.  During the three months ended September 30, 2017, we received $211 of such commission, which we recognized as other income.
On January 17, 2017, Prospect invested an additional $8,000 of Senior Secured Note A and $8,000 of Senior Secured Term Loan B debt investments in MITY to fund an acquisition. Prospect recognized structuring fee income of $480 from this additional investment.
The following interest payments were accrued and paid from MITY to Prospect and recognized by Prospect as interest income:

Three Months Ended September 30, 2016	$1,307
Three Months Ended September 30, 2017	1,920
The following interest income recognized had not yet been paid by MITY to Prospect and was included by Prospect within interest receivable:

June 30, 2017	$21
September 30, 2017	—
The following interest payments were accrued and paid from Broda Canada to Prospect and recognized by Prospect as interest income:

Three Months Ended September 30, 2016	$144
Three Months Ended September 30, 2017	150
The following interest income recognized had not yet been paid by Broda Canada to Prospect and was included by Prospect within interest receivable:

June 30, 2017	$46
September 30, 2017	—
During the three months ended September 30, 2016, there was a favorable fluctuation in the foreign currency exchange rate and Prospect recognized $5 of realized gain related to its investment in Broda Canada. During the three months ended September 30, 2017, there was a favorable fluctuation in the foreign currency exchange rate and Prospect recognized $9 of realized gain related to its investment in Broda Canada.

The following managerial assistance payments were paid from MITY to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Three Months Ended September 30, 2016	$75
Three Months Ended September 30, 2017	75
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2017	$75
September 30, 2017	75

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The following amounts were due from MITY to Prospect for reimbursement of expenses paid by Prospect on behalf of MITY and included by Prospect within other receivables:

June 30, 2017	$—
September 30, 2017	1
National Property REIT Corp.
Prospect owns 100% of the equity of NPH, a Consolidated Holding Company. NPH owns 100% of the common equity of NPRC. Effective May 23, 2016, in connection with the merger of APRC and United Property REIT Corp. UPRC with and into NPRC, APH and UPH merged with and into NPH.
NPRC is a Maryland corporation and a qualified REIT for federal income tax purposes. In order to qualify as a REIT, NPRC issued 125 shares of Series A Cumulative Non-Voting Preferred Stock to 125 accredited investors. The preferred stockholders are entitled to receive cumulative dividends semi-annually at an annual rate of 12.5% and do not have the ability to participate in the management or operation of NPRC.
NPRC was formed to hold for investment, operate, finance, lease, manage, and sell a portfolio of real estate assets and engage in any and all other activities as may be necessary, incidental or convenient to carry out the foregoing. NPRC acquires real estate assets, including, but not limited to, industrial, commercial, and multi-family properties. NPRC may acquire real estate assets directly or through joint ventures by making a majority equity investment in a property-owning entity (the “JV”). Additionally, through its wholly-owned subsidiaries, NPRC invests in online consumer loans.
On July 22, 2016 Prospect made a $2,700 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in twelve multi-family properties for $2,698 and pay $2 of legal services provided by attorneys at Prospect Administration. The minority interest holder also invested an additional $49 in the JVs. The proceeds were used by the JVs to fund $2,747 of capital expenditures.
On August 4, 2016, Prospect made a $393 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in four multi-family properties for $392 and pay $1 of legal services provided by attorneys at Prospect Administration. The minority interest holder also invested an additional $21 in the JVs. The proceeds were used by the JVs to fund $413 of capital expenditures.
On September 1, 2016, we made an investment into American Consumer Lending Limited (“ACLL”), a wholly-owned subsidiary of NPRC, under the ACLL credit agreement, for senior secured term loans, Term Loan C, with the same terms as the existing ACL Loan Holdings, Inc. (“ACLLH”) Term Loan C due to us.
On September 28, 2016 Prospect made a $46,381 investment in NPRC, of which $35,295 was a Senior Term Loan and $11,086 was used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase a 64.2% ownership interest in Vesper Portfolio JV, LLC for $46,324 and to pay $57 for tax and legal services provided by professionals at Prospect Administration. The JV was purchased for $250,000 which included debt financing and minority interest of $192,382 and $25,817, respectively. The remaining proceeds were used to pay $1,060 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $2,131 of third party expenses, $4,911 of pre-funded capex, and $5,310 of prepaid assets, with $1,111 retained by the JV for working capital.
On July 10, 2017, Prospect made a $653 investment in NPRC, of which $450 was a Senior Term Loan and $202 was used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in a multi-family JV for $639 and pay $1 of legal services provided by attorneys at Prospect Administration. The remaining proceeds were used to pay $13 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income). The minority interest holder also purchased additional ownership interest in the JV for $163. The proceeds were used by the JV to fund $802 of capital expenditures.
On August 24, 2017, Prospect purchased additional common equity of NPRC through NPH for $2,401. The proceeds were utilized by NPRC to purchase additional ownership interest in a JV that owns eight student housing properties for $2,400 and pay $1 of legal services provided by attorneys at Prospect Administration. The proceeds were used by the JV to fund $2,400 of capital expenditures.
On September 13, 2017, Prospect made a $826 investment in NPRC, of which $662 was a Senior Term Loan and $164 was used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in a JV entity that owns five multi-family properties for $825 and pay $2 of legal services

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provided by attorneys at Prospect Administration. The minority interest holder also purchased additional ownership interest in the JV for $92. The proceeds were used by the JV to fund $917 of capital expenditures.
During the three months ended September 30, 2017, we provided $19,233 and $10,356 of debt and equity financing, respectively, to NPRC and its wholly-owned subsidiaries to support the online consumer loans and online consumer loan backed products. In addition, during the three months ended September 30, 2017, we received partial repayments of $4,034 of our loans previously outstanding with NPRC and its wholly-owned subsidiaries.
The following interest payments were accrued and paid by NPRC to Prospect and recognized by Prospect as interest income:

Three Months Ended September 30, 2016	$16,044
Three Months Ended September 30, 2017	17,337
The following interest income recognized had not yet been paid by NPRC to Prospect and was included by Prospect within interest receivable:

June 30, 2017	$147
September 30, 2017	754
The following interest payments were accrued and paid by ACLLH to Prospect and recognized by Prospect as interest income:

Three Months Ended September 30, 2016	$5,269
Three Months Ended September 30, 2017	1,802
The following interest income recognized had not yet been paid by ACLLH to Prospect and was included by Prospect within interest receivable:

June 30, 2017	$27
September 30, 2017	27
The following interest payments were accrued and paid by ACLL to Prospect and recognized by Prospect as interest income:

Three Months Ended September 30, 2016	$235
Three Months Ended September 30, 2017	4,203
The following interest income recognized had not yet been paid by ACLL to Prospect and was included by Prospect within interest receivable:

June 30, 2017	$39
September 30, 2017	104
The following net revenue interest payments were paid from NPRC to Prospect and recognized by Prospect as other income:

Three Months Ended September 30, 2016	$1,170
Three Months Ended September 30, 2017	1,578
The following structuring fees were paid from NPRC to Prospect and recognized by Prospect as other income:

Three Months Ended September 30, 2016	$1,060
Three Months Ended September 30, 2017	13
The following structuring fees were paid from ACLLH to Prospect and recognized by Prospect as other income:

Three Months Ended September 30, 2016	$710
Three Months Ended September 30, 2017	288

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The following managerial assistance payments were paid from NPRC to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Three Months Ended September 30, 2016	$325
Three Months Ended September 30, 2017	325
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2017	$325
September 30, 2017	325
The following payments were paid from NPRC to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to NPRC (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Three Months Ended September 30, 2016	$936
Three Months Ended September 30, 2017	837
The following amounts were due from NPRC to Prospect for reimbursement of expenses paid by Prospect on behalf of NPRC and included by Prospect within other receivables:

June 30, 2017	$6
September 30, 2017	3
The following amounts were due from ACLLH to Prospect for reimbursement of expenses paid by Prospect on behalf of ACLLH and included by Prospect within other receivables:

June 30, 2017	$1
September 30, 2017	2
Nationwide Loan Company LLC
Prospect owns 100% of the membership interests of Nationwide Acceptance Holdings LLC (“Nationwide Holdings”), a Consolidated Holding Company. Nationwide Holdings owns 93.79% of the equity of Nationwide Loan Company LLC (f/k/a Nationwide Acceptance LLC) (“Nationwide”), with members of Nationwide management owning the remaining 6.21% of the equity.
On August 31, 2016, Prospect made an additional $123 investment in the senior subordinated term loan to Nationwide. Prospect also made an additional equity investment totaling $92, increasing Prospect’s ownership in Nationwide to 94.48%.
On May 31, 2017, Prospect made an additional equity investment totaling $1,889, and Prospect’s ownership in Nationwide did not change.
The following dividends were declared and paid from Nationwide to Prospect and recognized as dividend income by Prospect:

Three Months Ended September 30, 2016	$1,842
Three Months Ended September 30, 2017	—
All dividends were paid from earnings and profits of Nationwide.
The following interest payments were accrued and paid from Nationwide to Prospect and recognized by Prospect as interest income:

Three Months Ended September 30, 2016	$856
Three Months Ended September 30, 2017	862

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Included above, the following payment-in-kind interest from Nationwide was capitalized and recognized by Prospect as interest income:

Three Months Ended September 30, 2016	$—
Three Months Ended September 30, 2017	145
The following interest income recognized had not yet been paid by Nationwide to Prospect and was included by Prospect within interest receivable:

June 30, 2017	$9
September 30, 2017	141
The following managerial assistance payments were paid from Nationwide to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Three Months Ended September 30, 2016	$100
Three Months Ended September 30, 2017	100
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2017	$100
September 30, 2017	100
The following payments were paid from Nationwide to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Nationwide (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Three Months Ended September 30, 2016	$—
Three Months Ended September 30, 2017	46
The following amounts were due from Nationwide to Prospect for reimbursement of expenses paid by Prospect on behalf of Nationwide and included by Prospect within other receivables:

June 30, 2017	$—
September 30, 2017	1
NMMB, Inc.
Prospect owns 100% of the equity of NMMB Holdings, Inc. (“NMMB Holdings”), a Consolidated Holding Company. NMMB Holdings owns 96.33% of the fully-diluted equity of NMMB, Inc. (f/k/a NMMB Acquisition, Inc.) (“NMMB”), with NMMB management owning the remaining 3.67% of the equity. NMMB owns 100% of Refuel Agency, Inc. (“Refuel Agency”). Refuel Agency owns 100% of Armed Forces Communications, Inc. (“Armed Forces”). NMMB is an advertising media buying business.
The following interest payments were accrued and paid from NMMB to Prospect and recognized by Prospect as interest income:

Three Months Ended September 30, 2016	$133
Three Months Ended September 30, 2017	133
The following interest income recognized had not yet been paid by NMMB to Prospect and was included by Prospect within interest receivable:

June 30, 2017	$1
September 30, 2017	3

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The following interest payments were accrued and paid from Armed Forces to Prospect and recognized by Prospect as interest income:

Three Months Ended September 30, 2016	$250
Three Months Ended September 30, 2017	247
The following interest income recognized had not yet been paid by Armed Forces to Prospect and was included by Prospect within interest receivable:

June 30, 2017	$3
September 30, 2017	5
The following managerial assistance payments were paid from NMMB to Prospect and subsequently remitted to Prospect
Administration (no income was recognized by Prospect):

Three Months Ended September 30, 2016	$38
Three Months Ended September 30, 2017	100
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2017	$100
September 30, 2017	100
The following managerial assistance recognized had not yet been paid by NMMB to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2017	$1,288
September 30, 2017	1,288
The following amounts were due from NMMB to Prospect for reimbursement of expenses paid by Prospect on behalf of NMMB and were included by Prospect within other receivables:

June 30, 2017	$—
September 30, 2017	2
R-V Industries, Inc.
Prospect owns 88.27% of the fully-diluted equity of R-V Industries, Inc. (“R-V”), with R-V management owning the remaining 11.73% of the equity. As of June 30, 2011, Prospect’s equity investment cost basis was $1,682 and $5,087 for warrants and common stock, respectively.
On December 24, 2016, Prospect exercised its warrant to purchase 200,000 common shares of R-V. Prospect recorded a realized gain of $172 from this redemption. Prospect’s ownership remains unchanged at 88.27%.
During the three months ended December 31, 2016, Prospect provided certain financial advisory services to R-V related to a possible transaction. Prospect recognized $124 in advisory fee income resulting from these services.
The following dividends were declared and paid from R-V to Prospect and recognized as dividend income by Prospect:

Three Months Ended September 30, 2016	$75
Three Months Ended September 30, 2017	—
All dividends were paid from earnings and profits of R-V.
During the year ended June 30, 2017, cash distributions of $76 that were declared and paid from R-V to Prospect were recognized as a return of capital by Prospect.

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The following interest payments were accrued and paid from R-V to Prospect and recognized by Prospect as interest income:

Three Months Ended September 30, 2016	$716
Three Months Ended September 30, 2017	738
The following managerial assistance payments were paid from R-V to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Three Months Ended September 30, 2016	$45
Three Months Ended September 30, 2017	45
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2017	$45
September 30, 2017	45
The following payments were paid from R-V to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to R-V (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Three Months Ended September 30, 2016	$—
Three Months Ended September 30, 2017	2
SB Forging Company, Inc.
As of June 30, 2014, Prospect owned 79.53% of the fully-diluted common, 85.76% of the Series A Preferred and 100% of the Series B Preferred equity of ARRM Services, Inc. (f/k/a ARRM Holdings, Inc.) (“ARRM”). ARRM owned 100% of the equity of Ajax Rolled Ring & Machine, LLC (f/k/a Ajax Rolled Ring & Machine, Inc.) (“Ajax”). Ajax forges large seamless steel rings on two forging mills in the company’s York, South Carolina facility. The rings are used in a range of industrial applications, including in construction equipment and power turbines. Ajax also provides machining and other ancillary services.
During the three months ended June 30, 2017, Prospect incurred $53 of additional overhead expense related to SB Forging ,which were given to us as a credit for services payable to Prospect Administration in the June 2017 quarter.

The following payments were paid from SB Forging to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to SB Forging (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Three Months Ended September 30, 2016	$545
Three Months Ended September 30, 2017	—
SB Forging Company II, Inc. (f/k/a Gulf Coast Machine & Supply Company)
Prospect owns 100% of the preferred equity of Gulf Coast Machine & Supply Company (“Gulf Coast”). Gulf Coast is a provider of value-added forging solutions to energy and industrial end markets.
During the year ended June 30, 2017, Prospect made additional investments of $8,750 in the first lien term loan to Gulf Coast to fund capital improvements to key forging equipment and other liquidity needs.

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On June 3, 2017, Gulf Coast sold all of its assets to a third party, for total consideration of $10,250, including escrowed amounts. The proceeds from the sale were primarily used to repay a $6,115 third party revolving credit facility, and the remainder was used to pay other legal and administrative costs incurred by Gulfco. As no proceeds were allocated to Prospect, our debt and equity investment in Gulfco was written-off for tax purposes and we recorded a realized loss of $66,103. Gulfco holds $2,050 in escrow related to the sale, which will be distributed to Prospect once released to Gulfco, and will be recognized as a realized gain if and when it is received. On June 28, 2017, Gulf Coast was renamed to SB Forging Company II, Inc.
The following amounts were paid from Gulf Coast to Prospect and recorded by Prospect as repayment of loan receivable:

Three Months Ended September 30, 2016	$3,022
Three Months Ended September 30, 2017	—
The following payments were paid from Gulf Coast to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Gulf Coast (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Three Months Ended September 30, 2016	$503
Three Months Ended September 30, 2017	—
USES Corp.
On June 15, 2016, we provided additional $1,300 debt financing to USES Corp. (“USES”) and its subsidiaries in the form of additional Term Loan A debt and, in connection with such Term Loan A debt financing, USES issued to us 99,900 shares of its common stock.  On June 29, 2016, we provided additional $2,200 debt financing to USES and its subsidiaries in the form of additional Term Loan A debt and, in connection with such Term Loan A debt financing, USES issued to us 169,062 shares of its common stock.  As a result of such debt financing and recapitalization, as of June 29, 2016, we held 268,962 shares of USES common stock representing a 99.96% common equity ownership interest in USES. As such, USES became a controlled company on June 30, 2016.

During the year ended June 30, 2017, Prospect provided additional $2,599 debt financing to USES and its subsidiaries in the form of additional Term Loan A debt.

During the three months ended September 30, 2017, Prospect provided additional $1,500 debt financing to USES and its subsidiaries in the form of additional Term Loan A debt.

During the three months ended September 30, 2017, we entered into a participation agreement with USES management, and sold $2 of Prospect's investment in the Term Loan A debt.

The following managerial assistance recognized had not yet been paid by USES to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2017	$325
September 30, 2017	400
Valley Electric Company, Inc.
Prospect owns 100% of the common stock of Valley Electric Holdings I, Inc. (“Valley Holdings I”), a Consolidated Holding Company. Valley Holdings I owns 100% of Valley Electric Holdings II, Inc. (“Valley Holdings II”), a Consolidated Holding Company. Valley Holdings II owns 94.99% of Valley Electric Company, Inc. (“Valley Electric”), with Valley Electric management owning the remaining 5.01% of the equity. Valley Electric owns 100% of the equity of VE Company, Inc., which owns 100% of the equity of Valley Electric Co. of Mt. Vernon, Inc. (“Valley”), a leading provider of specialty electrical services in the state of Washington and among the top 50 electrical contractors in the United States.
The following interest payments were accrued and paid from Valley Electric to Prospect and recognized by Prospect as interest income:

Three Months Ended September 30, 2016	$1,102
Three Months Ended September 30, 2017	1,185

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Included above, the following payment-in-kind interest from Valley Electric was capitalized and recognized by Prospect as interest income:

Three Months Ended September 30, 2016	$397
Three Months Ended September 30, 2017	544
The following interest income recognized had not yet been paid by Valley Electric to Prospect and was included by Prospect within interest receivable:

June 30, 2017	$13
September 30, 2017	13
The following interest payments were accrued and paid from Valley to Prospect and recognized by Prospect as interest income:

Three Months Ended September 30, 2016	$280
Three Months Ended September 30, 2017	280
The following interest income recognized had not yet been paid by Valley to Prospect and was included by Prospect within interest receivable:

June 30, 2017	$3
September 30, 2017	3
The following managerial assistance payments were paid from Valley to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Three Months Ended September 30, 2016	$75
Three Months Ended September 30, 2017	75
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2017	$75
September 30, 2017	75
The following amounts were due from Valley to Prospect for reimbursement of expenses paid by Prospect on behalf of Valley and were included by Prospect within other receivables:

June 30, 2017	$3
September 30, 2017	1
Wolf Energy, LLC
Prospect owns 100% of the equity of Wolf Energy Holdings Inc. (“Wolf Energy Holdings”), a Consolidated Holding Company. Wolf Energy Holdings owns 100% of each of Appalachian Energy LLC (f/k/a Appalachian Energy Holdings, LLC) (“AEH”); Coalbed, LLC (“Coalbed”); and Wolf Energy, LLC (“Wolf Energy”). AEH owns 100% of C&S Operating, LLC.
Wolf Energy Holdings is a holding company formed to hold 100% of the outstanding membership interests of each of AEH and Coalbed. The membership interests and associated operating company debt of AEH and Coalbed, which were previously owned by Manx Energy, Inc. (“Manx”), were assigned to Wolf Energy Holdings effective June 30, 2012. The purpose of assignment was to remove those activities from Manx deemed non-core by the Manx convertible debt investors who were not interested in funding those operations. On June 30, 2012, AEH and Coalbed loans with a cost basis of $7,991 were assigned by Prospect to Wolf Energy Holdings from Manx.

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On March 14, 2017, $22,145 of assets previously held by Ark-La-Tex Wireline Services, LLC (“Ark-La-Tex”) were assigned to Wolf Energy Services Company, LLC, (“Wolf Energy Services”) a wholly-owned subsidiary of Wolf Energy Holdings. During the three months ended March 31, 2017, Wolf Energy Services received $2,768 from the partial sale of these transferred assets. During the three months ended June 30, 2017 Wolf Energy Services received $12,576 from the sale of assets.
During the three months ended September 30, 2017 Wolf Energy Services received $2,772 from the sale of assets.
The following managerial assistance recognized had not yet been paid by Wolf Energy to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2017	$14
September 30, 2017	14
Note 15. Litigation
From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. These matters may relate to intellectual property, employment, tax, regulation, contract or other matters. The resolution of such matters as may arise will be subject to various uncertainties and, even if such claims are without merit, could result in the expenditure of significant financial and managerial resources. We are not aware of any material legal proceedings as of September 30, 2017.

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Note 16. Financial Highlights
The following is a schedule of financial highlights for the three months ended September 30, 2017 and September 30, 2016:

	Three Months Ended
	2017		2016
Per Share Data
Net asset value at beginning of period	$9.32		$9.62
Net investment income(1)	0.18		0.22
Net realized and change in unrealized (losses) gains(1)	(0.15)		0.01
Net increase from operations	0.03		0.23
Distributions of net investment income	(0.23)		(0.25)
Common stock transactions(2)	—	(4)	—	(4)
Net asset value at end of period	$9.12		$9.60

Per share market value at end of period	$6.72		$8.10
Total return based on market value(3)	(14.40%)		6.73%
Total return based on net asset value(3)	1.22%		2.83%
Shares of common stock outstanding at end of period	360,310,422		358,042,158
Weighted average shares of common stock outstanding	360,171,834		357,527,279

Ratios/Supplemental Data
Net assets at end of period	$3,286,991		$3,435,609
Portfolio turnover rate	3.85%		1.90%
Annualized ratio of operating expenses to average net assets	11.42%		11.75%
Annualized ratio of net investment income to average net assets	7.68%		9.19%
The following is a schedule of financial highlights for each of the five years ended in the period ended June 30, 2017:

	Year Ended June 30,
	2017		2016	2015	2014	2013
Per Share Data
Net asset value at beginning of year	$9.62		$10.31	$10.56	$10.72	$10.83
Net investment income(1)	0.85		1.04	1.03	1.19	1.57
Net realized and change in unrealized (losses) gains(1)	(0.15)		(0.75)	(0.05)	(0.13)	(0.50)
Net increase from operations	0.70		0.29	0.98	1.06	1.07
Distributions of net investment income	(1.00)		(1.00)	(1.19)	(1.32)	(1.28)
Common stock transactions(2)	—	(4)	0.02	(0.04)	0.10	0.10
Net asset value at end of year	$9.32		$9.62	$10.31	$10.56	$10.72

Per share market value at end of year	$8.12		$7.82	$7.37	$10.63	$10.80
Total return based on market value(3)	16.80%		21.84%	(20.84%)	10.88%	6.24%
Total return based on net asset value(3)	8.98%		7.15%	11.47%	10.97%	10.91%
Shares of common stock outstanding at end of year	360,076,933		357,107,231	359,090,759	342,626,637	247,836,965
Weighted average shares of common stock outstanding	358,841,714		356,134,297	353,648,522	300,283,941	207,069,971

Ratios/Supplemental Data
Net assets at end of year	$3,354,952		$3,435,917	$3,703,049	$3,618,182	$2,656,494
Portfolio turnover rate	23.65%		15.98%	21.89%	15.21%	29.24%
Ratio of operating expenses to average net assets	11.57%		11.95%	11.66%	11.11%	11.50%
Ratio of net investment income to average net assets	8.96%		10.54%	9.87%	11.18%	14.86%

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(1)	Per share data amount is based on the weighted average number of common shares outstanding for the year/period presented (except for dividends to shareholders which is based on actual rate per share).

(2)
Common stock transactions include the effect of our issuance of common stock in public offerings (net of underwriting and offering costs), shares issued in connection with our dividend reinvestment plan, shares issued to acquire investments and shares repurchased below net asset value pursuant to our Repurchase Program.

(3)
Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan.

(4)	Amount is less than $0.01.
Note 17. Selected Quarterly Financial Data (Unaudited)
The following table sets forth selected financial data for each quarter within the three years ending June 30, 2018.

	Investment Income		Net Investment Income		Net Realized and Unrealized (Losses) Gains		Net Increase (Decrease) in Net Assets from Operations
Quarter Ended	Total	Per Share (1)	Total	Per Share (1)	Total	Per Share (1)	Total	Per Share (1)
September 30, 2015	$200,251	$0.56	$91,242	$0.26	$(63,425)	$(0.18)	$27,817	$0.08
December 31, 2015	209,191	0.59	100,893	0.28	(196,013)	(0.55)	(95,120)	(0.27)
March 31, 2016	189,493	0.53	87,626	0.25	(12,118)	(0.03)	75,508	0.21
June 30, 2016	193,038	0.54	91,367	0.26	3,790	0.01	95,157	0.27

September 30, 2016	$179,832	$0.50	$78,919	$0.22	$2,447	$0.01	$81,366	$0.23
December 31, 2016	183,480	0.51	84,405	0.24	16,475	0.04	100,880	0.28
March 31, 2017	171,032	0.48	73,080	0.20	(53,588)	(0.15)	19,492	0.05
June 30, 2017	166,702	0.46	69,678	0.19	(18,510)	(0.05)	51,168	0.14

September 30, 2017	$158,579	$0.44	$63,732	$0.18	$(51,759)	$(0.15)	$11,973	$0.03

(1)
Per share amounts are calculated using the weighted average number of common shares outstanding for the period presented. As such, the sum of the quarterly per share amounts above will not necessarily equal the per share amounts for the fiscal year.

Note 18. Subsequent Events
We have provided notice to call on September 11, 2017 with settlement on October 15, 2017, $55,351 million of our Prospect Capital InterNotes® at par maturing between April 15, 2018 and October 15, 2019, with a weighted average rate of 4.85%.
We have provided notice to call on October 9, 2017 with settlement on November 15, 2017, $27,181 of our Prospect Capital InterNotes® at par maturing between May 15, 2018 and November 15, 2019, with a weighted average rate of 4.70%.
On October 15, 2017, the 2017 Notes, which had an outstanding principal balance of $50,734, matured and were repaid in full.
On October 16, 2017, we made a $27,500 second lien secured investment in Transplace Holdings, a provider of transportation management solutions, in support of an acquisition of the company.
On October 30, 2017, our Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration Statement, we can issue up to $4,651,345 of additional debt and equity securities in the public market as of October 30, 2017.
On November 3, 2017, we made a $28,000 second lien secured investment to support the acquisition of Securus Technologies Holdings, a provider of mission-critical communication technology solutions and services.
During the period from October 11, 2017 through November 8, 2017, we purchased additional common equity of NPRC through NPH for $42,915. The financing was utilized by NPRC for the acquisitions of multi-family real estate portfolios. Additionally, we provided $4,094 of equity financing to NPRC which was used to fund capital expenditures for existing properties.

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During the period from October 1, 2017 through November 8, 2017 we issued $15,877 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $15,636.
On November 8, 2017, we announced the declaration of monthly dividends in the following amounts and with the following dates:

•	$0.06 per share for November 2017 to holders of record on November 30, 2017 with a payment date of December 21, 2017.

•	$0.06 per share for December 2017 to holders of record on December 29, 2017 with a payment date of January 18, 2018.

•	$0.06 per share for January 2018 to holders of record on January 31, 2018 with a payment date of February 15, 2018.

F-90

$5,000,000,000
PROSPECT CAPITAL CORPORATION
Common Stock
Preferred Stock
Debt Securities
Subscription Rights
Warrants
Units
Our shelf registration statement (Registration No. 333-213391) for the sale of up to $5,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase our securities, warrants representing rights to purchase our securities or separately tradeable units combining two or more of our securities, collectively, the Securities, was declared effective by the Securities and Exchange Commission on November 3, 2016.  From November 3, 2016 to October 26, 2017, we have sold $348,655,000 in Securities and $4,651,345,000 remain registered under this shelf registration statement.  Accordingly, we may offer, from time to time, in one or more offerings or series, together or separately, under this registration statement up to $4,651,345,000 of our Securities, to provide us with additional capital. Securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.
We may offer shares of common stock, subscription rights, units, warrants, options or rights to acquire shares of common stock, at a discount to net asset value per share in certain circumstances. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. At our 2016 annual meeting, held on December 2, 2016, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, our stockholders approved our ability to sell or otherwise issue shares of our common stock at any level of discount from net asset value per share for a twelve month period expiring on the anniversary of the date of stockholder approval. We are not currently seeking stockholder approval at our 2017 annual meeting, to be held on December 12, 2017, to continue for an additional year our ability to issue shares of common stock below net asset value, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, but may seek stockholder approval to do so in the future.
Our Securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our Securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents, underwriters or dealers, or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of the prospectus and a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on The NASDAQ Global Select Market under the symbol “PSEC.” As of October 25, 2017 the last reported sales price for our common stock was $6.10.
Prospect Capital Corporation, or the Company, is a company that lends to and invests in middle market privately-held companies. Prospect Capital Corporation, a Maryland corporation, has been organized as a closed-end investment company since April 13, 2004 and has filed an election to be treated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act, and is a non-diversified investment company within the meaning of the 1940 Act.
Prospect Capital Management L.P., our investment adviser, manages our investments and Prospect Administration LLC, our administrator, provides the administrative services necessary for us to operate.
Investing in our Securities involves a heightened risk of total loss of investment. Before buying any Securities, you should read the discussion of the material risks of investing in our Securities in “Risk Factors” beginning on page 11 of this prospectus.
This prospectus contains important information about us that you should know before investing in our Securities. Please read it before making an investment decision and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. You may make inquiries or obtain this information free of charge by writing to Prospect Capital Corporation at 10 East 40th Street, 42nd Floor, New York, NY 10016, or by calling 212-448-0702. Our Internet address is http://www.prospectstreet.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be a part of this prospectus. You may also obtain information about us from our website and the SEC’s website (http://www.sec.gov).
The SEC has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this Prospectus is October 30, 2017.

i

ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement that we have filed with the SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time on a delayed basis, up to $4,672,820,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our securities, warrants representing rights to purchase our securities or separately tradeable units combining two or more of our securities, on the terms to be determined at the time of the offering. The Securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the Securities that we may offer. Each time we use this prospectus to offer Securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with any exhibits and the additional information described under the heading “Available Information” and the section under the heading “Risk Factors” before you make an investment decision.

PROSPECTUS SUMMARY
The following summary contains basic information about this offering. It does not contain all the information that may be important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred.
Information contained or incorporated by reference in this prospectus may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements about the future that may be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “plans,” “anticipate,” “estimate” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended, or the Securities Act. The matters described in “Risk Factors” and certain other factors noted throughout this prospectus and in any exhibits to the registration statement of which this prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements. The Company reminds all investors that no forward-looking statement can be relied upon as an accurate or even mostly accurate forecast because humans cannot forecast the future.
The terms “we,” “us,” “our,” “Prospect,” and “Company” refer to Prospect Capital Corporation; “Prospect Capital Management” or the “Investment Adviser” refers to Prospect Capital Management L.P., our investment adviser; and “Prospect Administration” or the “Administrator” refers to Prospect Administration LLC, our administrator.
The Company
We are a financial services company that lends to and invests in middle market privately-held companies. In this prospectus, we use the term “middle-market” to refer to companies typically with annual revenues between $50 million and $2 billion.
From our inception to the fiscal year ended June 30, 2007, we invested primarily in industries related to the industrial/energy economy, which consists of companies in the discovery, production, transportation, storage and use of energy resources as well as companies that sell products and services to, or acquire products and services from, these companies. Since then, we have widened our strategy to focus on other sectors of the economy and continue to broaden our portfolio holdings.
We have been organized as a closed-end investment company since April 13, 2004 and have filed an election to be treated as a business development company under the 1940 Act. We are a non-diversified company within the meaning of the 1940 Act. Our headquarters are located at 10 East 40th Street, 42nd Floor, New York, NY 10016, and our telephone number is (212) 448-0702.
The Investment Adviser
Prospect Capital Management, an affiliate of the Company, manages our investment activities. Prospect Capital Management is an investment adviser that has been registered under the Investment Advisers Act of 1940, or the Advisers Act, since March 31, 2004. Under an investment advisory and management agreement between us and Prospect Capital Management, or the Investment Advisory Agreement, we have agreed to pay Prospect Capital Management investment advisory fees, which will consist of an annual base management fee based on our gross assets, which we define as total assets without deduction for any liabilities (and, accordingly, includes the value of assets acquired with proceeds from borrowings), as well as a two-part incentive fee based on our performance.
Our Investment Objective and Policies
Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We focus on making investments in private companies. We are a non-diversified company within the meaning of the 1940 Act.
We invest primarily in first and second lien senior loans and mezzanine debt. First and second lien senior loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Mezzanine debt and our investments in CLOs are subordinated to senior loans and are generally unsecured. Our investments have generally ranged between $5 million and $250 million each, although the investment size may be more or less than this range. Our investment sizes are expected to grow as our capital base expands.

We may also acquire controlling interests in companies in conjunction with making secured debt investments in such companies. These may be in several industries, including industrial, service, aircraft leasing, real estate and financial businesses.
We seek to maximize returns and minimize risk for our investors by applying rigorous analysis to make and monitor our investments. While the structure of our investments varies, we can invest in senior secured debt, senior unsecured debt, subordinated secured debt, subordinated unsecured debt, convertible debt, convertible preferred equity, preferred equity, common equity, warrants and other instruments, many of which generate current yield. While our primary focus is to seek current income through investment in the debt and/or dividend-paying equity securities of eligible privately-held, thinly-traded or distressed companies and long-term capital appreciation by acquiring accompanying warrants, options or other equity securities of such companies, we may invest up to 30% of the portfolio in opportunistic investments in order to seek enhanced returns for stockholders. Such investments may include investments in the debt and equity instruments of broadly-traded public companies. We expect that these public companies generally will have debt securities that are non-investment grade. Such investments may also include purchases (either in the primary or secondary markets) of the equity and junior debt tranches of a type of pools such as CLOs. Structurally, CLOs are entities that are formed to hold a portfolio of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated. These securities, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. The senior secured loans within a CLO are limited to senior secured loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is diverse by senior secured loan, borrower, and industry, with limitations on non-U.S. borrowers. Our potential investment in CLOs is limited by the 1940 Act to 30% of our portfolio. Within this 30% basket, we have and may make additional investments in debt and equity securities of financial companies and companies located outside of the United States.
Our investments may include other equity investments, such as warrants, options to buy a minority interest in a portfolio company, or contractual payment rights or rights to receive a proportional interest in the operating cash flow or net income of such company. When determined by the Investment Adviser to be in our best interest, we may acquire a controlling interest in a portfolio company. Any warrants we receive with our debt securities may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We have structured, and will continue to structure, some warrants to include provisions protecting our rights as a minority-interest or, if applicable, controlling-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.
We plan to hold many of our debt investments to maturity or repayment, but will sell a debt investment earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company, or if we determine a sale of such debt investment to be in our best interest.
We have qualified and elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses.
For a discussion of the risks inherent in our portfolio investments, see “Risk Factors – Risks Relating to Our Investments.”
The Offering
We may offer, from time to time, in one or more offerings or series, together or separately, up to $4,655,763,000 of our Securities, which we expect to use initially to maintain balance sheet liquidity, involving repayment of debt under our credit facility, investment in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objectives.
Our Securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to a particular offering will disclose the terms of that offering, including the name or names of any agents, underwriters or dealers involved in the sale of our Securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents, underwriters or dealers, or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our Securities.
We may sell our common stock, subscription rights, units, warrants, options or rights to acquire our common stock, at a price below the current net asset value of our common stock upon approval of our directors, including a majority of our independent directors, in certain circumstances. Our stockholders approved our ability to issue warrants, options or rights to acquire our common stock at our 2008 annual meeting of stockholders for an unlimited time period and in accordance with the 1940 Act which provides that the conversion or exercise price of such warrants, options or rights may be less than net asset value per share at the date such securities are issued or at the date such securities are converted into or exercised for shares of our common stock. At our 2016 annual meeting, held on December 2, 2016, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, our stockholders approved our ability to sell or otherwise issue shares of our common stock at any level of discount from net asset value per share for a twelve month period expiring on the anniversary of the date of the stockholder approval. We are not currently seeking stockholder approval at our 2017 annual meeting to continue for an additional year our ability to issue shares of common stock below net asset value, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, but may seek stockholder approval to do so in the future. See “Sales of Common Stock Below Net Asset Value” in this prospectus and in the prospectus supplement, if applicable. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. We have no current intention of engaging in a rights offering, although we reserve the right to do so in the future.
Set forth below is additional information regarding the offering of our Securities:

Use of proceeds
Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from selling Securities pursuant to this prospectus initially to maintain balance sheet liquidity, involving repayment of debt under our credit facility, if any, investments in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objective. Interest on borrowings under our credit facility is one-month LIBOR plus 225 basis points, with no minimum LIBOR floor. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if at least thirty-five percent of the credit facility is drawn or 100 basis points otherwise. See “Use of Proceeds.”

Distributions
In June 2010, our Board of Directors approved a change in dividend policy from quarterly distributions to monthly distributions. Since that time, we have paid monthly distributions to the holders of our common stock and intend to continue to do so. The amount of the monthly distributions is determined by our Board of Directors and is based on our estimate of our investment company taxable income and net short-term capital gains. Certain amounts of the monthly distributions may from time to time be paid out of our capital rather than from earnings for the month as a result of our deliberate planning or accounting reclassifications. Distributions in excess of our current and accumulated earnings and profits constitute a return of capital and will reduce the stockholder’s adjusted tax basis in such stockholder’s common stock. A return of capital (1) is a return of the original amount invested, (2) does not constitute earnings or profits and (3) will have the effect of reducing the basis such that when a stockholder sells its shares the sale may be subject to taxes even if the shares are sold for less than the original purchase price. After the adjusted basis is reduced to zero, these distributions will constitute capital gains to such stockholders. Certain additional amounts may be deemed as distributed to stockholders for income tax purposes. Other types of Securities will likely pay distributions in accordance with their terms. See “Price Range of Common Stock,” “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Taxation
We have qualified and elected to be treated for U.S. federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Internal Revenue Code of 1986, or the Code. As a RIC, we generally do not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our qualification as a RIC and obtain RIC tax treatment, we must satisfy certain source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Dividend reinvestment and direct stock purchase plan
We have adopted a dividend reinvestment and direct stock purchase plan that provides for reinvestment of our dividends or distributions on behalf of our stockholders, unless a stockholder elects to receive cash, and the ability to purchase additional shares by making optional cash investments. As a result, when our Board of Directors authorizes, and we declare, a cash dividend or distribution, then our stockholders who have not “opted out” of our dividend reinvestment and direct stock purchase plan will have their cash dividends or distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends or distributions. If you are not a current stockholder and want to enroll or have “opted out” and wish to rejoin, you may purchase shares directly through the plan or opt in by enrolling online or submitting to the plan administrator a completed enrollment form and, if you are not a current stockholder, making an initial investment of at least $250. Stockholders who receive distributions in the form of stock are subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment and Direct Stock Purchase Plan.”

The NASDAQ Global Select Market Symbol	PSEC
Anti-takeover provisions
Our charter and bylaws, as well as certain statutory and regulatory requirements, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock. See “Description Of Our Capital Stock.”

Management arrangements
Prospect Capital Management serves as our investment adviser. Prospect Administration serves as our administrator. For a description of Prospect Capital Management, Prospect Administration and our contractual arrangements with these companies, see “Business—Management Services—Investment Advisory Agreement,” and “Business— Management Services—Administration Agreement.”

Risk factors
Investment in our Securities involves certain risks relating to our structure and investment objective that should be considered by prospective purchasers of our Securities. In addition, as a business development company, our portfolio primarily includes securities issued by privately-held companies. These investments generally involve a high degree of business and financial risk, and are less liquid than public securities. We are required to mark the carrying value of our investments to fair value on a quarterly basis, and economic events, market conditions and events affecting individual portfolio companies can result in quarter-to-quarter mark-downs and mark-ups of the value of individual investments that collectively can materially affect our net asset value, or NAV. Also, our determinations of fair value of privately-held securities may differ materially from the values that would exist if there was a ready market for these investments. A large number of entities compete for the same kind of investment opportunities as we do. Moreover, our business requires a substantial amount of capital to operate and to grow and we seek additional capital from external sources. In addition, the failure to qualify as a RIC eligible for pass-through tax treatment under the Code on income distributed to stockholders could have a materially adverse effect on the total return, if any, obtainable from an investment in our Securities. See “Risk Factors” and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our Securities.

Plan of distribution
We may offer, from time to time, up to $4,651,345,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our securities, warrants representing rights to purchase our securities or separately tradeable units combining two or more of our securities on the terms to be determined at the time of the offering. Securities may be offered at prices and on terms described in one or more supplements to this prospectus directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated. We may not sell Securities pursuant to this prospectus without delivering a prospectus supplement describing the method and terms of the offering of such Securities. For more information, see “Plan of Distribution.”

Fees and Expenses
The following tables are intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. In these tables, we assume that we have borrowed $835.2 million under our credit facility, which is the maximum amount available under the credit facility with the current levels of other debt, in addition to our other indebtedness of $2.5 billion. We do not intend to issue preferred stock during the year. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, the Company will pay such fees and expenses out of our net assets and, consequently, you will indirectly bear such fees or expenses as an investor in the Company. However, you will not be required to deliver any money or otherwise bear personal liability or responsibility for such fees or expenses.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)(1)	-
Offering expenses borne by the Company (as a percentage of offering price)(2)	-
Dividend reinvestment plan expenses(3)	$15.00
Total stockholder transaction expenses (as a percentage of offering price)(4)	-
Annual expenses (as a percentage of net assets attributable to common stock):
Management fees(5)	4.08%
Incentive fees payable under Investment Advisory Agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)(6)	2.28%
Total advisory fees	6.36%
Total interest expense(7)	5.24%
Acquired Fund Fees and Expenses(8)	0.01%
Other expenses(9)	0.91%
Total annual expenses(6)(9)	12.52%
Example
The following table demonstrates the projected dollar amount of cumulative expenses we would pay out of net assets and that you would indirectly bear over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we have borrowed all $835.2 million available under our line of credit, in addition to our other indebtedness of $2.5 billion and that our annual operating expenses would remain at the levels set forth in the table above and that we would pay the costs shown in the table above. We do not anticipate increasing the leverage percentage to a level higher than that which would be indicated after the borrowing of the entire available balance of the credit facility. Any future debt issuances would be dependent on future equity issuances and we do not anticipate any significant change in the borrowing costs as a percentage of net assets attributable to common stock. In the event that securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate these examples to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return*	$102.37	$291.30	$460.96	$813.22
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return**	$112.37	$319.45	$505.00	$888.26
____________________________________

*	Assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation.

**
Assumes no unrealized capital depreciation or realized capital losses and 5% annual return resulting entirely from net realized capital gains (and therefore subject to the capital gains incentive fee).

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The income incentive fee under our Investment Advisory Agreement with Prospect Capital Management is unlikely to be material assuming a 5% annual return and is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our distributions to our common stockholders and our expenses would likely be higher. In addition, while the example assumes reinvestment of all dividends and other distributions at NAV, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “Dividend Reinvestment and Direct Stock Purchase Plan” for additional information regarding our dividend reinvestment plan.
This example and the expenses in the table above should not be considered a representation of our future expenses. Actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.
____________________________________

(1)	In the event that the Securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the estimated applicable sales load.

(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the estimated offering expenses borne by us as a percentage of the offering price.

(3)
The expenses of the dividend reinvestment plan are included in “other expenses.” The plan administrator’s fees under the plan are paid by us. There are no brokerage charges or other charges to stockholders who participate in reinvestment of dividends or distributions under the plan except that, if a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commissions from the proceeds. See “Capitalization” and “Dividend Reinvestment and Direct Stock Repurchase Plan” in this prospectus.

(4)	The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.

(5)
Our base management fee is 2% of our gross assets (which include any amount borrowed, i.e., total assets without deduction for any liabilities, including any borrowed amounts for non-investment purposes, for which purpose we have not and have no intention of borrowing). Although we have no intent to borrow the entire amount available under our line of credit, assuming that we had total borrowings of $3.4 billion, the 2% management fee of gross assets would equal approximately 4.08% of net assets. Based on our borrowings as of October 25, 2017 of $2.5 billion, the 2% management fee of gross assets would equal approximately 3.58% of net assets including costs of the undrawn credit facility. See “Business— Management Services—Investment Advisory Agreement” and footnote 6 below.

(6)
Based on the incentive fee paid during our most recently completed quarter ended June 30, 2017, all of which consisted of an income incentive fee. The capital gain incentive fee is paid without regard to pre-incentive fee income. The incentive fee has two parts. The first part, the income incentive fee, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7% annualized) hurdle rate, subject to a “catch up” provision measured as of the end of each calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.75% per quarter (7% annualized). The “catch-up” provision requires us to pay 100% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming an annualized hurdle rate of 7%). The “catch-up” provision is meant to provide Prospect Capital Management with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming an annualized hurdle rate of 7%). The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. For a more detailed discussion of the calculation of the two-part incentive fee, see “Management Services—Investment Advisory Agreement” in the accompanying prospectus.

(7)
As of October 25, 2017 Prospect has $2.5 billion outstanding of its Unsecured Notes (as defined below) in various maturities, ranging from November 15, 2017 to October 15, 2043, and interest rates, ranging from 3.75% to 7.00%, some of which are convertible into shares of Prospect common stock at various conversion rates. Interest on borrowings under our credit facility is one-month LIBOR plus 225 basis points, with no minimum LIBOR floor. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if at least thirty-five percent of the credit facility is drawn or 100 basis points otherwise. Please see “Business of Prospect—General” and “Risks Related to Prospect—Risks Relating to Prospect’s Business” below for more detail on the Unsecured Notes.

(8)
The Company’s stockholders indirectly bear the expenses of underlying investment companies in which the Company invests. This amount includes the fees and expenses of investment companies in which the Company is invested in as of June 30, 2017. When applicable, fees and expenses are based on historic fees and expenses for the investment companies, and for those investment companies with little or no operating history fees and expenses are based on expected fees and expenses stated in the investment companies’ prospectus or other similar communication without giving effect to any performance. Future fees and expenses for certain investment companies may be substantially higher or lower because certain fees and expenses are based on the performance of the investment companies, which may fluctuate over time. The amount of the Company’s average net assets used in calculating this percentage was based on net assets of approximately $3.4 billion as of June 30, 2017. The expenses of the CLOs in which we invest are not included in Acquired Fund Fees and Expenses and are included in Other expenses.

(9)
“Other expenses” are based on estimated amounts for the current fiscal year. The amount shown above represents annualized expenses during our three months ended June 30, 2017 representing all of our estimated recurring operating expenses (except fees and expenses reported in other items of this table) that are deducted from our operating income and reflected as expenses in our Statement of Operations. The estimate of our overhead expenses, including payments under an administration agreement with Prospect Administration, or the Administration Agreement is based on our projected allocable portion of overhead and other expenses incurred by Prospect Administration in performing its obligations under the Administration Agreement. “Other expenses” does not include non-recurring expenses. See “Business—Management Services—Administration Agreement.”

SELECTED CONDENSED FINANCIAL DATA
You should read the condensed consolidated financial information below with the Consolidated Financial Statements and notes thereto included in this prospectus. Financial information below for the years ended June 30, 2017, 2016, 2015, 2014 and 2013 has been derived from the financial statements that were audited by our independent registered public accounting firm. Certain reclassifications have been made to the prior period financial information to conform to the current period presentation. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” starting on page 44 for more information.

	Year Ended June 30,
	2017	2016	2015	2014	2013
	(in thousands except data relating to shares, per share and number of portfolio companies)
Performance Data:
Total interest income	$668,717	$731,618	$748,974	$613,741	$435,455
Total dividend income	5,679	26,501	7,663	26,837	82,705
Total other income	26,650	33,854	34,447	71,713	58,176
Total Investment Income	701,046	791,973	791,084	712,291	576,336
Interest and credit facility expenses	(164,848)	(167,719)	(170,660)	(130,103)	(76,341)
Investment advisory expense	(199,394)	(219,305)	(225,277)	(198,296)	(151,031)
Other expenses	(30,722)	(33,821)	(32,400)	(26,669)	(24,040)
Total Operating Expenses	(394,964)	(420,845)	(428,337)	(355,068)	(251,412)
Net Investment Income	306,082	371,128	362,747	357,223	324,924
Net realized and change in unrealized (losses) gains	(53,176)	(267,766)	(16,408)	(38,203)	(104,068)
Net Increase in Net Assets from Operations	$252,906	$103,362	$346,339	$319,020	$220,856
Per Share Data:
Net Increase in Net Assets from Operations(1)	$0.70	$0.29	$0.98	$1.06	$1.07
Dividends declared per share	$(1.00)	$(1.00)	$(1.19)	$(1.32)	$(1.28)
Weighted average shares of common stock outstanding	358,841,714	356,134,297	353,648,522	300,283,941	207,069,971
Assets and Liabilities Data:
Investments at Fair Value	5,838,305	5,897,708	$6,609,558	$6,253,739	$4,172,852
Other Assets(4)	334,484	338,473	144,356	166,520	237,758
Total Assets(4)	6,172,789	6,236,181	6,753,914	6,420,259	4,410,610
Revolving Credit Facility	—	—	368,700	92,000	124,000
Convertible Notes(4)	937,641	1,074,361	1,218,226	1,219,676	827,246
Public Notes(4)	738,300	699,368	541,490	637,584	340,611
Prospect Capital InterNotes®(4)	966,254	893,210	811,180	766,781	353,538
Due to Prospect Administration and Prospect Capital Management	50,159	55,914	6,788	2,211	6,690
Other liabilities	125,483	77,411	104,481	83,825	102,031
Total Liabilities(4)	2,817,837	2,800,264	3,050,865	2,802,077	1,754,116
Net Assets	$3,354,952	$3,435,917	$3,703,049	$3,618,182	$2,656,494

	Year Ended June 30,
	2017	2016	2015	2014	2013
	(in thousands except data relating to shares, per share and number of portfolio companies)
Investment Activity Data:
No. of portfolio companies at period end	121	125	131	142	124
Acquisitions	$1,489,470	$979,102	$1,867,477	$2,933,365	$3,103,217
Sales, repayments, and other disposals	$1,413,882	$1,338,875	$1,411,562	$767,978	$931,534
Total return based on market value(2)	16.80%	21.84%	(20.84)%	10.88%	6.24%
Total return based on net asset value(2)	8.98%	7.15%	11.47%	10.97%	10.91%
Weighted average yield on debt portfolio at year end(3)	12.20%	13.20%	12.70%	12.10%	13.60%
Weighted average yield on total portfolio at year end(5)	10.35%	12.04%	11.87%	11.90%	15.07%
_______________________________________

(1)	Per share data is based on the weighted average number of common shares outstanding for the year presented (except for dividends to shareholders which is based on actual rate per share).

(2)
Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each year and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each year and assumes that dividends are reinvested in accordance with our dividend reinvestment plan.

(3)	Excludes equity investments and non-performing loans.

(4)
We have changed our method of presentation relating to debt issuance costs in accordance with ASU 2015-03, Interest - Imputation of Interest (Subtopic 835-30). Unamortized deferred financing costs of $40,526, $44,140, $57,010, and $37,607 previously reported as an asset on the Consolidated Statements of Assets and Liabilities as of June 30, 2016, 2015, 2014, and 2013, respectively, have been reclassified as a direct deduction to the respective Unsecured Notes. See Critical Accounting Policies and Estimates for further discussion.

(5)	Includes equity investments and non-performing loans.

RISK FACTORS
Investing in our Securities involves a high degree of risk. You should carefully consider the risks described below, together with all of the other information included in this prospectus, before you decide whether to make an investment in our Securities. The risks set forth below are not the only risks we face. If any of the adverse events or conditions described below occurs, our business, financial condition and results of operations could be materially adversely affected. In such case, our NAV, and the trading price of our common stock could decline, or the value of our preferred stock, debt securities, and warrants, if any are outstanding, may decline, and you may lose all or part of your investment.
Risks Relating to Our Business
Capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets in the United States and abroad, which may have a negative impact on our business and operations.
From time to time, capital markets may experience periods of disruption and instability. For example, between 2007 and 2009, the global capital markets experienced an extended period of disruption as evidenced by a lack of liquidity in the debt capital markets, write-offs in the financial services sector, the re-pricing of credit risk and the failure of certain major financial institutions. Despite actions of the United States federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While the adverse effects of these conditions have abated to a degree, global financial markets experienced significant volatility following the downgrade by Standard & Poor’s on August 5, 2011 of the long-term credit rating of U.S. Treasury debt from AAA to AA+. These market conditions have historically and could again have a material adverse effect on debt and equity capital markets in the United States and Europe, which could have a materially negative impact on our business, financial condition and results of operations. We and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital. In such circumstances, equity capital may be difficult to raise because subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without general approval by our stockholders, which we currently have, and approval of the specific issuance by our Board of Directors. In addition, our ability to incur indebtedness or issue preferred stock is limited by applicable regulations such that our asset coverage, as defined in the 1940 Act, must equal at least 200% immediately after each time we incur indebtedness or issue preferred stock. The debt capital that may be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.
Market conditions may in the future make it difficult to extend the maturity of or refinance our existing indebtedness, including the final maturity of our credit facility in March 2019, and any failure to do so could have a material adverse effect on our business. The re-appearance of market conditions similar to those experienced from 2007 through 2009 for any substantial length of time could make it difficult to extend the maturity of, or refinance our existing indebtedness, or obtain new indebtedness with similar terms and any failure to do so could have a material adverse effect on our business. The debt capital that will be available to us in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what we currently experience. Further, if we are unable to raise or refinance debt, then our equity investors may not benefit from the potential for increased returns on equity resulting from leverage and we may be limited in our ability to make new commitments or to fund existing commitments to our portfolio companies.
The illiquidity of our investments may make it difficult for us to sell such investments, if required. As a result, we may realize significantly less than the value at which we have recorded our investments if forced to liquidate quickly.
Given the extreme volatility and dislocation that the capital markets have historically experienced, many BDCs have faced, and may in the future face, a challenging environment in which to raise capital. We may in the future have difficulty accessing debt and equity capital, and a severe disruption in the global financial markets or deterioration in credit and financing conditions could have a material adverse effect on our business, financial condition and results of operations. In addition, significant changes in the capital markets, including the extreme volatility and disruption, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition or results of operations.

The Investment Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States economy and securities markets or on our investments. The Investment Adviser monitors developments and seeks to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that it will be successful in doing so; and the Investment Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments, including regulatory developments in the current or future market environment.
We are required to record certain of our assets at fair value, as determined in good faith by our Board of Directors in accordance with our valuation policy. As a result, volatility in the capital markets may have a material adverse effect on our investment valuations and our net asset value, even if we plan to hold investments to maturity.
Uncertainty about the financial stability of the United States, the economic crisis in Europe and the new presidential administration could negatively impact our business, financial condition and results of operations.
Although U.S. lawmakers passed legislation to raise the federal debt ceiling and Standard & Poor’s Ratings Services affirmed its AA+ long-term sovereign credit rating on the United States and revised the outlook on the long-term rating from negative to stable in June of 2013, U.S. debt ceiling and budget deficit concerns together with signs of deteriorating sovereign debt conditions in Europe continue to present the possibility of a credit-rating downgrade, economic slowdowns, or a recession for the United States. The impact of any further downgrades to the U.S. government’s sovereign credit rating or downgraded sovereign credit ratings of European countries or the Russian Federation, or their perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. These developments, along with any further European sovereign debt issues, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. Continued adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations.
In October 2014, the Federal Reserve announced that it was concluding its bond-buying program, or quantitative easing, which was designed to stimulate the economy and expand the Federal Reserve's holdings of long-term securities, suggesting that key economic indicators, such as the unemployment rate, had showed signs of improvement since the inception of the program. In June 2017, the Federal Reserve raised the target range for the federal funds rate, which was the fourth such interest rate hike in nearly a decade. To the extent the Federal Reserve continues to raise rates, and without quantitative easing by the Federal Reserve, there is a risk that the debt markets may experience increased volatility and that the liquidity of certain of our investments may be reduced. These developments, along with the corresponding potential rise in interest rates and borrowing costs, the United States government's credit and deficit concerns and the European sovereign debt crisis, may negatively impact our ability to access the debt markets on favorable terms.
In November 2016, the U.S. held its Federal election and the Republican Party nominee was elected. The Republican Party now controls both the executive and legislative branches of government. Although it remains too early to accurately predict the forthcoming regulatory environment, a number of recent regulatory reforms, as well as proposals for future regulatory reform, may be blocked, repealed, modified or otherwise invalidated, including those that are in the process of being implemented. Potential reform initiatives or regulatory changes, including those arising out of or in connection with the presidential executive order dated February 3, 2017, that may directly or indirectly impact our business or operating activities include:

•	a repeal or modification of portions of the Dodd-Frank Act, including the Volcker Rule;

•	changes to the regulatory landscape of public companies, financial institutions and trading, advisory and asset management firms;

•	alterations to the SEC’s enforcement authority; and

•
the changing leadership at key financial regulatory agencies, including the SEC, the Office of the Comptroller of the Currency, the Commodity Futures Trading Commission, the Federal Reserve and the Financial Stability Oversight Council.

Legislative or other actions relating to taxes could have a negative effect on us.
The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. According to publicly released statements, a top legislative priority of the new Congress and administration may be to enact significant reform of the Code, including significant changes to taxation of business entities and the deductibility of interest expense and capital investment. There is a substantial lack of clarity around the likelihood, timing and details of any such tax reform and the impact of any potential tax reform on us or an investment in our securities. We cannot predict how any changes in the tax laws might affect our investors or us. New legislation, U.S. Treasury regulations, administrative interpretations or court decisions, with or without retroactive application, could significantly and negatively affect our ability to qualify as a RIC or the U.S. federal income tax consequences to our investors and us of such qualification, or could have other adverse consequences. You are urged to consult with your tax advisor with respect to the status of legislative, regulatory or administrative developments and proposals and their potential effect on an investment in our securities.
Rising interest rates may adversely affect the value of our portfolio investments which could have an adverse effect on our business, financial condition and results of operations.
Our debt investments may be based on floating rates, such as London Interbank Offer Rate (“LIBOR”), EURIBOR, the Federal Funds Rate or the Prime Rate. General interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net interest income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high yield bonds, and also could increase our interest expense, thereby decreasing our net income. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.
Because we have borrowed money, and may issue preferred stock to finance investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds or pay distributions on preferred stock and the rate that our investments yield. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase except to the extent we have issued fixed rate debt or preferred stock, which could reduce our net investment income.
You should also be aware that a change in the general level of interest rates can be expected to lead to a change in the interest rate we receive on many of our debt investments. Accordingly, a change in the interest rate could make it easier for us to meet or exceed the performance threshold and may result in a substantial increase in the amount of incentive fees payable to our Investment Adviser with respect to the portion of the Incentive Fee based on income.
Changes relating to the LIBOR calculation process may adversely affect the value of the LIBOR-indexed, floating-rate debt securities in our portfolio.
In the recent past, concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association (“BBA”) in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.
Actions by the BBA, regulators or law enforcement agencies as a result of these or future events, may result in changes to the manner in which LIBOR is determined. Potential changes, or uncertainty related to such potential changes may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our portfolio of LIBOR-indexed, floating-rate debt securities.
Volatility in the global financial markets resulting from relapse of the Eurozone crisis, geopolitical developments in Eastern Europe, turbulence in the Chinese stock markets and global commodity markets, the United Kingdom’s vote to leave the European Union or otherwise could have a material adverse effect on our business, financial condition and results of operations.
Volatility in the global financial markets could have an adverse effect on the economic recovery in the United States and could result from a number of causes, including a relapse in the Eurozone crisis, geopolitical developments in Eastern Europe, turbulence in the Chinese stock markets and global commodity markets or otherwise. In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt in Greece, Ireland, Italy, Portugal and Spain, which created concerns about the ability of these nations to continue to service their sovereign debt obligations. While the financial stability of many of such countries has improved significantly, risks resulting from any future debt crisis in Europe or any similar crisis could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in these countries and the financial condition of European financial institutions. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. We cannot assure you that market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, will not impact the global economy, and we cannot assure you that assistance packages will be available, or if available, be sufficient to stabilize countries and markets in Europe or elsewhere affected by a financial crisis. To the extent uncertainty regarding any economic recovery in Europe negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected.
In the second quarter of 2015, stock prices in China experienced a significant drop, resulting primarily from continued sell-off of shares trading in Chinese markets. In addition, in August 2015, Chinese authorities sharply devalued China's currency. Since then, the Chinese capital markets have continued to experience periods of instability. These market and economic disruptions have affected, and may in the future affect, the financial markets, including the U.S. capital markets, which could adversely affect our business, financial condition or results of operations.
In June 2016, the United Kingdom held a referendum (the “Referendum”) in which voters approved an exit from the European Union, commonly referred to as “Brexit,” which resulted in significant volatility in several international markets. The timing and the outcome of the negotiations between the United Kingdom and the European Union in connection with Brexit are highly uncertain and information regarding the long-term consequences of the vote is expected to become clearer over time. Brexit has led to significant uncertainty in the business, legal and political environment. Risks associated with the outcome of the Referendum include short and long term market volatility and currency volatility (including volatility of the value of the British pound sterling relative to the United States dollar and other currencies and volatility in global currency markets generally), macroeconomic risk to the United Kingdom and European economies, impetus for further disintegration of the European Union and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like us), prejudice to financial services businesses that are conducting business in the European Union and which are based in the United Kingdom, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and regulations in view of the expected steps to be taken pursuant to or in contemplation of Article 50 of the Treaty on European Union and negotiations undertaken under Article 218 of the Treaty on the Functioning of the European Union, and the unavailability of timely information as to expected legal, tax and other regimes. We will continue to monitor the potential impact of Brexit on its results of operations and financial condition.
Should the economic recovery in the United States be adversely impacted by increased volatility in the global financial markets caused by continued contagion from the Eurozone crisis, further turbulence in Chinese stock markets and global commodity markets, Brexit or for any other reason, loan and asset growth and liquidity conditions at U.S. financial institutions, including us, may deteriorate.
We may suffer credit losses.
Investment in small and middle-market companies is highly speculative and involves a high degree of risk of credit loss. These risks are likely to increase during volatile economic periods. See “Risks Related to Our Investments.”
Our financial condition and results of operations will depend on our ability to manage our future growth effectively.
Prospect Capital Management has been registered as an investment adviser since March 31, 2004, and we have been organized as a closed-end investment company since April 13, 2004. Our ability to achieve our investment objective depends on our ability to grow, which depends, in turn, on the Investment Adviser’s ability to continue to identify, analyze, invest in and monitor companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of the Investment Adviser’s structuring of investments, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. As we continue to grow, Prospect Capital Management will need to continue to hire, train, supervise and manage new employees. Failure to manage our future growth effectively could have a materially adverse effect on our business, financial condition and results of operations.
We are dependent upon Prospect Capital Management’s key management personnel for our future success.
We depend on the diligence, skill and network of business contacts of the senior management of the Investment Adviser. We also depend, to a significant extent, on the Investment Adviser’s access to the investment professionals and the information and deal flow generated by these investment professionals in the course of their investment and portfolio management activities. The senior management team of the Investment Adviser evaluates, negotiates, structures, closes, monitors and services our investments. Our success depends to a significant extent on the continued service of the senior management team, particularly John F. Barry III and M. Grier Eliasek. The departure of any of the senior management team could have a materially adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Prospect Capital Management will remain the Investment Adviser or that we will continue to have access to its investment professionals or its information and deal flow.
We operate in a highly competitive market for investment opportunities.
A number of entities compete with us to make the types of investments that we make in middle-market companies. We compete with other BDCs, public and private funds, commercial and investment banks, commercial financing companies, insurance companies, hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. Some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC and that the Code imposes on us as a RIC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to pursue attractive investment opportunities from time to time.
We do not seek to compete primarily based on the interest rates we offer and we believe that some of our competitors may make loans with interest rates that are comparable to or lower than the rates we offer. Rather, we compete with our competitors based on our existing investment platform, seasoned investment professionals, experience and focus on middle-market companies, disciplined investment philosophy, extensive industry focus and flexible transaction structuring.
We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, we may make investments that are on less favorable terms than what we may have originally anticipated, which may impact our return on these investments.
We fund a portion of our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.
Borrowings and other types of financing, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Our lenders have fixed dollar claims on our assets that are superior to the claims of our common stockholders or any preferred stockholders. If the value of our assets increases, then leveraging would cause the net asset value to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique.
Changes in interest rates may affect our cost of capital and net investment income.
A portion of the debt investments we make bears interest at fixed rates and other debt investments bear interest at variable rates with floors and the value of these investments could be negatively affected by increases in market interest rates. In addition, as the interest rate on our revolving credit facility is at a variable rate based on an index, an increase in interest rates would make it more expensive to use debt to finance our investments. As a result, an increase in market interest rates could both reduce the value of our portfolio investments and increase our cost of capital, which could reduce our net investment income or net increase in net assets resulting from operations.
We need to raise additional capital to grow because we must distribute most of our income.
We need additional capital to fund growth in our investments. A reduction in the availability of new capital could limit our ability to grow. We must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders to maintain our status as a regulated investment company, or RIC, for U.S. federal income tax purposes. As a result, such earnings are not available to fund investment originations. We have sought additional capital by borrowing from financial institutions and may issue debt securities or additional equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, we could be limited in our ability to grow, which may have an adverse effect on the value of our common stock. In addition, as a business development company, we generally may not borrow money or issue debt securities or issue preferred stock unless immediately thereafter our ratio of total assets to total borrowings and other senior securities is at least 200%. This may restrict our ability to obtain additional leverage in certain circumstances.

We may experience fluctuations in our quarterly results.
We could experience fluctuations in our quarterly operating results due to a number of factors, including the level of structuring fees received, the interest or dividend rates payable on the debt or equity securities we hold, the default rate on debt securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.
Our most recent NAV was calculated on June 30, 2017 and our NAV when calculated effective September 30, 2017 and thereafter may be higher or lower.
Our NAV per share is $9.32 as of June 30, 2017. NAV per share as of September 30, 2017 may be higher or lower than $9.32 based on potential changes in valuations, issuances of securities, repurchases of securities, dividends paid and earnings for the quarter then ended. Our Board of Directors has not yet determined the fair value of portfolio investments at any date subsequent to June 30, 2017. Our Board of Directors determines the fair value of our portfolio investments on a quarterly basis in connection with the preparation of quarterly financial statements and based on input from independent valuation firms, the Investment Adviser, the Administrator and the Audit Committee of our Board of Directors.
Our business model depends upon the development and maintenance of strong referral relationships with other asset managers and investment banking firms.
We are substantially dependent on our informal relationships, which we use to help identify and gain access to investment opportunities. If we fail to maintain our relationships with key firms, or if we fail to establish strong referral relationships with other firms or other sources of investment opportunities, we will not be able to grow our portfolio of equity investments and achieve our investment objective. In addition, persons with whom we have informal relationships are not obligated to inform us of investment opportunities, and therefore such relationships may not lead to the origination of equity or other investments. Any loss or diminishment of such relationships could effectively reduce our ability to identify attractive portfolio companies that meet our investment criteria, either for direct equity investments or for investments through private secondary market transactions or other secondary transactions.
The Investment Adviser’s liability is limited under the Investment Advisory Agreement, and we are required to indemnify the Investment Adviser against certain liabilities, which may lead the Investment Adviser to act in a riskier manner on our behalf than it would when acting for its own account.
The Investment Adviser has not assumed any responsibility to us other than to render the services described in the Investment Advisory Agreement, and it will not be responsible for any action of our Board of Directors in declining to follow the Investment Adviser’s advice or recommendations. Pursuant to the Investment Advisory Agreement, the Investment Adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it will not be liable to us for their acts under the Investment Advisory Agreement, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. We have agreed to indemnify, defend and protect the Investment Adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it with respect to all damages, liabilities, costs and expenses resulting from acts of the Investment Adviser not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties under the Investment Advisory Agreement. These protections may lead the Investment Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.
Potential conflicts of interest could impact our investment returns.
Our executive officers and directors, and the executive officers of the Investment Adviser, may serve as officers, directors or principals of entities that operate in the same or related lines of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our best interests or those of our stockholders. Nevertheless, it is possible that new investment opportunities that meet our investment objective may come to the attention of one of these entities in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. However, as an investment adviser, Prospect Capital Management has a fiduciary obligation to act in the best interests of its clients, including us. To that end, if Prospect Capital Management or its affiliates manage any additional investment vehicles or client accounts in the future, Prospect Capital Management will endeavor to allocate investment opportunities in a fair and equitable manner over time so as not to discriminate unfairly against any client. If Prospect Capital Management chooses to establish another investment fund in the future, when the investment professionals of Prospect Capital Management identify an investment, they will have to choose which investment fund should make the investment.

In the course of our investing activities, under the Investment Advisory Agreement we pay base management and incentive fees to Prospect Capital Management and reimburse Prospect Capital Management for certain expenses it incurs. As a result of the Investment Advisory Agreement, there may be times when the senior management team of Prospect Capital Management has interests that differ from those of our stockholders, giving rise to a conflict.
The Investment Adviser receives a quarterly income incentive fee based, in part, on our pre-incentive fee net investment income, if any, for the immediately preceding calendar quarter. The calculation of pre-incentive fee net investment income includes, among other things, fees from controlled companies, which could give rise to a conflict. Further, the income incentive fee is subject to a fixed quarterly hurdle rate before providing an income incentive fee return to Prospect Capital Management. This fixed hurdle rate was determined when then current interest rates were relatively low on a historical basis. Thus, if interest rates rise, it would become easier for our investment income to exceed the hurdle rate and, as a result, more likely that Prospect Capital Management will receive an income incentive fee than if interest rates on our investments remained constant or decreased. Subject to the receipt of any requisite stockholder approval under the 1940 Act, our Board of Directors may adjust the hurdle rate by amending the Investment Advisory Agreement.
The income incentive fee payable by us is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that has a deferred interest feature, it is possible that interest accrued under such loan that has previously been included in the calculation of the income incentive fee will become uncollectible. If this happens, we will reverse the interest that was recorded but Prospect Capital Management is not required to reimburse us for any such income incentive fee payments that were received in the past but would reduce the current period incentive fee for the effects of the reversal, if any. If we do not have sufficient liquid assets to pay this incentive fee or distributions to stockholders on such accrued income, we may be required to liquidate assets in order to do so. This fee structure could give rise to a conflict of interest for Prospect Capital Management to the extent that it may encourage Prospect Capital Management to favor debt financings that provide for deferred interest, rather than current cash payments of interest.
We have entered into a royalty-free license agreement with Prospect Capital Management. Under this agreement, Prospect Capital Management agrees to grant us a non-exclusive license to use the name “Prospect Capital.” Under the license agreement, we have the right to use the “Prospect Capital” name for so long as Prospect Capital Management or one of its affiliates remains our investment adviser. In addition, we rent office space from Prospect Administration, an affiliate of Prospect Capital Management, and pay Prospect Administration our allocable portion of overhead and other expenses incurred by Prospect Administration in performing its obligations as Administrator under the Administration Agreement, including rent and our allocable portion of the costs of our Chief Financial Officer and Chief Compliance Officer and their respective staffs. This may create conflicts of interest that our Board of Directors monitors.
Our incentive fee could induce Prospect Capital Management to make speculative investments.
The incentive fee payable by us to Prospect Capital Management may create an incentive for the Investment Adviser to make investments on our behalf that are more speculative or involve more risk than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable is determined (calculated as a percentage of the return on invested capital) may encourage the Investment Adviser to use leverage to increase the return on our investments. Increased use of leverage and this increased risk of replacement of that leverage at maturity would increase the likelihood of default, which would disfavor holders of our common stock. Similarly, because the Investment Adviser will receive an incentive fee based, in part, upon net capital gains realized on our investments, the Investment Adviser may invest more than would otherwise be appropriate in companies whose securities are likely to yield capital gains, as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.
The incentive fee payable by us to Prospect Capital Management could create an incentive for the Investment Adviser to invest on our behalf in instruments, such as zero coupon bonds, that have a deferred interest feature. Under these investments, we would accrue interest income over the life of the investment but would not receive payments in cash on the investment until the end of the term. Our net investment income used to calculate the income incentive fee, however, includes accrued interest. For example, accrued interest, if any, on our investments in zero coupon bonds will be included in the calculation of our incentive fee, even though we will not receive any cash interest payments in respect of payment on the bond until its maturity date. Thus, a portion of this incentive fee would be based on income that we may not have yet received in cash in the event of default may never receive.
We may be obligated to pay our Investment Adviser incentive compensation even if we incur a loss.
The Investment Adviser is entitled to incentive compensation for each fiscal quarter based, in part, on our pre-incentive fee net investment income if any, for the immediately preceding calendar quarter above a performance threshold for that quarter. Accordingly, since the performance threshold is based on a percentage of our net asset value, decreases in our net asset value make it easier to achieve the performance threshold. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses or depreciation that we may incur in the fiscal quarter, even if such capital losses or depreciation result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay the Investment Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.
The Investment Adviser and Administrator have the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our business, financial condition and results of operations.
The Investment Adviser and Administrator have the right, under the Investment Advisory Agreement and Administration Agreement, respectively, to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If the Investment Adviser or Administrator resigns, we may not be able to find a replacement or hire internal management or administration with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our business, financial condition and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities or our internal administration activities, as applicable, is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Investment Adviser and its affiliates or the Administrator and its affiliates. Even if we are able to retain comparable management or administration, whether internal or external, the integration of such management or administration and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition and results of operations.
Changes in the laws or regulations governing our business or the businesses of our portfolio companies and any failure by us or our portfolio companies to comply with these laws or regulations could negatively affect the profitability of our operations or the profitability of our portfolio companies.
We are subject to changing rules and regulations of federal and state governments, as well as the stock exchange on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and the NASDAQ Global Select Market, have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations. In particular, changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply, or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, financial condition and results of operations.
Foreign and domestic political risk may adversely affect our business.
We are exposed to political risk to the extent that Prospect Capital Management, on its behalf and subject to its investment guidelines, transacts in securities in the U.S. and foreign markets. The governments in any of these jurisdictions could impose restrictions, regulations or other measures, which may have a material adverse impact on our strategy.
If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.
Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act, or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal controls over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our consolidated financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors and lenders to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.

We may experience cyber-security incidents and are subject to cyber-security risks. The failure in cyber-security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning, could impair our ability to conduct business effectively.
Our business operations rely upon secure information technology systems for data processing, storage and reporting. Despite careful security and controls design, implementation and updating, our information technology systems could become subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Cyberattacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Network, system, application and data breaches could result in operational disruptions or information misappropriation, which could have a material adverse effect on our business, results of operations and financial condition. Like other companies, we may experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.
The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.
Cyber-security failures or breaches by the Investment Adviser, any future sub-adviser(s), the Administrator and other service providers (including, but not limited to, accountants, custodians, transfer agents and administrators), and the issuers of securities in which we invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with our ability to calculate our net asset value, impediments to trading, the inability of our stockholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While we have established a business continuity plan in the event of, and risk management systems to prevent, such cyberattacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, we cannot control the cyber security plans and systems put in place by our service providers and issuers in which we invest. We and our stockholders could be negatively impacted as a result.
We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.
Our business is dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	sudden electrical or telecommunications outages;

•	natural disasters such as earthquakes, tornadoes and hurricanes;

•	disease pandemics;

•	events arising from local or larger scale political or social matters, including terrorist acts; and

•	cyber-attacks.
These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.
Risks Relating to Our Operation as a Business Development Company
If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. We may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could be found to be in violation of the 1940 Act provisions applicable to BDCs, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.
If we fail to qualify as a RIC, we will have to pay corporate-level taxes on our income, and our income available for distribution would be reduced.
To maintain our qualification for U.S. federal income tax purposes as a RIC under Subchapter M of the Code and obtain RIC tax treatment, we must meet certain source of income, annual distribution and asset diversification requirements.
The source of income requirement is satisfied if we derive at least 90% of our annual gross income from interest, dividends, payments with respect to certain securities loans, gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income derived with respect to our business of investing in such securities or currencies, and net income from interests in “qualified publicly traded partnerships,” as defined in the Code.
The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants that could, under certain circumstances, restrict us from making distributions necessary to qualify for RIC tax treatment. If we are unable to obtain cash from other sources, we may fail to qualify for RIC tax treatment and, thus, may be subject to corporate-level income tax on all of our taxable income.
To maintain our qualification as a RIC, we must also meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses.
If we fail to qualify as a RIC for any reason or become subject to corporate income tax, the resulting corporate taxes would substantially reduce our net assets, the amount of income available for distribution, and the actual amount of our distributions. Such a failure would have a materially adverse effect on us and our stockholders. For additional information regarding asset coverage ratio and RIC requirements, see “Business – Material U.S. Federal Income Tax Considerations” and “Business – Regulation as a Business Development Company.”
We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
For U.S. federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as original issue discount or payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such amounts could be significant relative to our overall investment activities. We also may be required to include in taxable income certain other amounts that we do not receive in cash. While we focus primarily on investments that will generate a current cash return, our investment portfolio currently includes, and we may continue to invest in, securities that do not pay some or all of their return in periodic current cash distributions.
Since in some cases we may recognize taxable income before or without receiving cash representing such income, we may have difficulty distributing at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, as required to maintain RIC tax treatment. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC treatment and thus become subject to corporate-level income tax. See “Business – Material U.S. Federal Income Tax Considerations” and “Business – Regulation as a Business Development Company.”
Regulations governing our operation as a business development company affect our ability to raise, and the way in which we raise, additional capital.

We have incurred indebtedness under our revolving credit facility and through the issuance of the Unsecured Notes and, in the future, may issue preferred stock or debt securities and/or borrow additional money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a BDC, to incur indebtedness or issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test, which would prohibit us from paying dividends in cash or other property and could prohibit us from qualifying as a RIC. If we cannot satisfy this test, we may be required to sell a portion of our investments or sell additional shares of common stock at a time when such sales may be disadvantageous in order to repay a portion of our indebtedness or otherwise increase our net assets. In addition, issuance of additional common stock could dilute the percentage ownership of our current stockholders in us.
As a BDC regulated under provisions of the 1940 Act, we are not generally able to issue and sell our common stock at a price below the current net asset value per share without stockholder approval. If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of our common stock in certain circumstances, including if (i)(1) the holders of a majority of our shares (or, if less, at least 67% of a quorum consisting of a majority of our shares) and a similar majority of the holders of our shares who are not affiliated persons of us approve the sale of our common stock at a price that is less than the current net asset value, and (2) a majority of our Directors who have no financial interest in the transaction and a majority of our independent Directors (a) determine that such sale is in our and our stockholders’ best interests and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount or if (ii) a majority of the number of the beneficial holders of our common stock entitled to vote at our annual meeting, without regard to whether a majority of such shares are voted in favor of the proposal, approve the sale of our common stock at a price that is less than the current net asset value per share.
To generate cash for funding new investments, we pledged a substantial portion of our portfolio investments under our revolving credit facility. These assets are not available to secure other sources of funding or for securitization. Our ability to obtain additional secured or unsecured financing on attractive terms in the future is uncertain.
Alternatively, we may securitize our future loans to generate cash for funding new investments. See “Securitization of our assets subjects us to various risks.”
Securitization of our assets subjects us to various risks.
We may securitize assets to generate cash for funding new investments. We refer to the term securitize to describe a form of leverage under which a company such as us (sometimes referred to as an “originator” or “sponsor”) transfers income producing assets to a single-purpose, bankruptcy-remote subsidiary (also referred to as a “special purpose entity” or “SPE”), which is established solely for the purpose of holding such assets and entering into a structured finance transaction. The SPE then issues notes secured by such assets. The special purpose entity may issue the notes in the capital markets either publicly or privately to a variety of investors, including banks, non-bank financial institutions and other investors. There may be a single class of notes or multiple classes of notes, the most senior of which carries less credit risk and the most junior of which may carry substantially the same credit risk as the equity of the SPE.
An important aspect of most debt securitization transactions is that the sale and/or contribution of assets into the SPE be considered a true sale and/or contribution for accounting purposes and that a reviewing court would not consolidate the SPE with the operations of the originator in the event of the originator’s bankruptcy based on equitable principles. Viewed as a whole, a debt securitization seeks to lower risk to the note purchasers by isolating the assets collateralizing the securitization in an SPE that is not subject to the credit and bankruptcy risks of the originator. As a result of this perceived reduction of risk, debt securitization transactions frequently achieve lower overall leverage costs for originators as compared to traditional secured lending transactions.
In accordance with the above description, to securitize loans, we may create a wholly-owned subsidiary and contribute a pool of our assets to such subsidiary. The SPE may be funded with, among other things, whole loans or interests from other pools and such loans may or may not be rated. The SPE would then sell its notes to purchasers who we would expect to be willing to accept a lower interest rate and the absence of any recourse against us to invest in a pool of income producing assets to which none of our creditors would have access. We would retain all or a portion of the equity in the SPE. An inability to successfully securitize portions of our portfolio or otherwise leverage our portfolio through secured and unsecured borrowings could limit our ability to grow our business and fully execute our business strategy, and could decrease our earnings. However, the successful securitization of portions of our portfolio exposes us to a risk of loss for the equity we retain in the SPE and might expose us to greater risk on our remaining portfolio because the assets we retain may tend to be those that are riskier and more likely to generate losses. A successful securitization may also impose financial and operating covenants that restrict our business activities and may include limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code. The 1940 Act may also impose restrictions on the structure of any securitizations.
Interests we hold in the SPE, if any, will be subordinated to the other interests issued by the SPE. As such, we will only receive cash distributions on such interests if the SPE has made all cash interest and other required payments on all other interests it has issued. In addition, our subordinated interests will likely be unsecured and rank behind all of the secured creditors, known or unknown, of the SPE, including the holders of the senior interests it has issued. Consequently, to the extent that the value of the SPEs portfolio of assets has been reduced as a result of conditions in the credit markets, or as a result of defaults, the value of the subordinated interests we retain would be reduced. Securitization imposes on us the same risks as borrowing except that our risk in a securitization is limited to the amount of subordinated interests we retain, whereas in a borrowing or debt issuance by us directly we would be at risk for the entire amount of the borrowing or debt issuance.
If the SPE is not consolidated with us, our only interest will be the value of our retained subordinated interest and the income allocated to us, which may be more or less than the cash we receive from the SPE, and none of the SPEs liabilities will be reflected as our liabilities. If the assets of the SPE are not consolidated with our assets and liabilities, then our interest in the SPE may be deemed not to be a qualifying asset for purposes of determining whether 70% of our assets are qualifying assets and the leverage incurred by such SPE may or may not be treated as borrowings by us for purposes of the requirement that we not issue senior securities in an amount in excess of our net assets.
We may also engage in transactions utilizing SPEs and securitization techniques where the assets sold or contributed to the SPE remain on our balance sheet for accounting purposes. If, for example, we sell the assets to the SPE with recourse or provide a guarantee or other credit support to the SPE, its assets will remain on our balance sheet. Consolidation would also generally result if we, in consultation with the SEC, determine that consolidation would result in a more accurate reflection of our assets, liabilities and results of operations. In these structures, the risks will be essentially the same as in other securitization transactions but the assets will remain our assets for purposes of the limitations described above on investing in assets that are not qualifying assets and the leverage incurred by the SPE will be treated as borrowings incurred by us for purposes of our limitation on the issuance of senior securities.
The Investment Adviser may have conflicts of interest with respect to potential securitizations in as much as securitizations that are not consolidated may reduce our assets for purposes of determining its investment advisory fee although in some circumstances the Investment Adviser may be paid certain fees for managing the assets of the SPE so as to reduce or eliminate any potential bias against securitizations.
Our ability to invest in public companies may be limited in certain circumstances.
As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a market capitalization that is less than $250 million at the time of such investment.
Risks Relating to Our Investments
We may not realize gains or income from our investments.
We seek to generate both current income and capital appreciation. However, the securities we invest in may not appreciate and, in fact, may decline in value, and the issuers of debt securities we invest in may default on interest and/or principal payments. Accordingly, we may not be able to realize gains from our investments, and any gains that we do realize may not be sufficient to offset any losses we experience. See “Business – Our Investment Objective and Policies.”
Most of our portfolio investments are recorded at fair value as determined in good faith under the direction of our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments.
A large percentage of our portfolio investments consist of securities of privately held companies. Hence, market quotations are generally not readily available for determining the fair values of such investments. The determination of fair value, and thus the amount of unrealized losses we may incur in any year, is to a degree subjective, and the Investment Adviser has a conflict of interest in making the determination. We value these securities quarterly at fair value as determined in good faith by our Board of Directors based on input from the Investment Adviser, our Administrator, a third party independent valuation firm and our Audit Committee.

Our Board of Directors utilizes the services of an independent valuation firm to aid it in determining the fair value of any securities. The types of factors that may be considered in determining the fair values of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, current market interest rates and other relevant factors.
Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate significantly over short periods of time due to changes in current market conditions. The determinations of fair value by our Board of Directors may differ materially from the values that would have been used if an active market and market quotations existed for these investments. Our net asset value could be adversely affected if the determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.
In addition, decreases in the market values or fair values of our investments are recorded as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets experienced during a financial crisis will result in significant net unrealized depreciation in our portfolio. The effect of all of these factors increases the net unrealized depreciation in our portfolio and reduces our NAV. Depending on market conditions, we could incur substantial realized losses which could have a material adverse impact on our business, financial condition and results of operations. We have no policy regarding holding a minimum level of liquid assets. As such, a high percentage of our portfolio generally is not liquid at any given point in time. See “The lack of liquidity may adversely affect our business.”
Price declines and illiquidity in the corporate debt markets have adversely affected, and may in the future adversely affect, the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.
As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our Board of Directors. As part of the valuation process, the types of factors that we may take into account in determining the fair value of our investments include, as relevant and among other factors: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, merger and acquisition comparables, our principal market (as the reporting entity) and enterprise values of our portfolio companies. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. The effect of all of these factors on our portfolio can reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse impact on our business, financial condition and results of operations.
Our investments in prospective portfolio companies may be risky and we could lose all or part of our investment.
Some of our portfolio companies have relatively short or no operating histories. These companies are and will be subject to all of the business risk and uncertainties associated with any new business enterprise, including the risk that these companies may not reach their investment objective, and the value of our investment in them may decline substantially or fall to zero. In addition, investment in the middle market companies that we are targeting involves a number of other significant risks, including:

•
These companies may have limited financial resources and may be unable to meet their obligations under their securities that we hold, which may be accompanied by a deterioration in the value of their securities or of any collateral with respect to any securities, and a reduction in the likelihood of our realizing on any guarantees we may have obtained in connection with our investment.

•
They may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions as well as general economic downturns.

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Because many of these companies are privately held companies, public information is generally not available about these companies. As a result, we will depend on the ability of the Investment Adviser to obtain adequate information to evaluate these companies in making investment decisions. If the Investment Adviser is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and we may lose money on our investments.

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They are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a materially adverse impact on our portfolio company and, in turn, on us.

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They may have less predictable operating results, may from time to time be parties to litigation, may be engaged in changing businesses with products subject to a risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

•	They may have difficulty accessing the capital markets to meet future capital needs.

•	Changes in laws and regulations, as well as their interpretations, may adversely affect their business, financial structure or prospects.

•	Increased taxes, regulatory expense or the costs of changes to the way they conduct business due to the effects of climate change may adversely affect their business, financial structure or prospects.
We acquire majority interests in operating companies engaged in a variety of industries. When we acquire these companies we generally seek to apply financial leverage to them in the form of debt. In most cases all or a portion of this debt is held by us, with the obligor being either the operating company itself, a holding company through which we own our majority interest or both. The level of debt leverage utilized by these companies makes them susceptible to the risks identified above.
In addition, our executive officers, directors and the Investment Adviser could, in the ordinary course of business, be named as defendants in litigation arising from proposed investments or from our investments in the portfolio companies.
The lack of liquidity in our investments may adversely affect our business.
We make investments in private companies. A portion of these investments may be subject to legal and other restrictions on resale, transfer, pledge or other disposition or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we face other restrictions on our ability to liquidate an investment in a business entity to the extent that we or the Investment Adviser has or could be deemed to have material non-public information regarding such business entity.
Economic recessions or downturns could impair our portfolio companies and harm our operating results.
Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans or meet other obligations during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease, during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.
A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt or preferred equity, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt or equity holding and subordinate all or a portion of our claim to those of other creditors.
Investments in equity securities, many of which are illiquid with no readily available market, involve a substantial degree of risk.
We may purchase common and other equity securities. Although common stock has historically generated higher average total returns than fixed income securities over the long-term, common stock has significantly more volatility in those returns and may significantly underperform relative to fixed income securities. The equity securities we acquire may fail to appreciate and may decline in value or become worthless and our ability to recover our investment will depend on our portfolio company’s success. Investments in equity securities involve a number of significant risks, including:

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Any equity investment we make in a portfolio company could be subject to further dilution as a result of the issuance of additional equity interests and to serious risks as a junior security that will be subordinate to all indebtedness (including trade creditors) or senior securities in the event that the issuer is unable to meet its obligations or becomes subject to a bankruptcy process.

•	To the extent that the portfolio company requires additional capital and is unable to obtain it, we may not recover our investment.

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In some cases, equity securities in which we invest will not pay current dividends, and our ability to realize a return on our investment, as well as to recover our investment, will be dependent on the success of the portfolio company. Even if the portfolio company is successful, our ability to realize the value of our investment may be dependent on the occurrence of a liquidity event, such as a public offering or the sale of the portfolio company. It is likely to take a significant amount of time before a liquidity event occurs or we can otherwise sell our investment. In addition, the equity securities we receive or invest in may be subject to restrictions on resale during periods in which it could be advantageous to sell them.

There are special risks associated with investing in preferred securities, including:

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Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for tax purposes before we receive such distributions.

•	Preferred securities are subordinated to debt in terms of priority to income and liquidation payments, and therefore will be subject to greater credit risk than debt.

•	Preferred securities may be substantially less liquid than many other securities, such as common stock or U.S. government securities.

•	Generally, preferred security holders have no voting rights with respect to the issuing company, subject to limited exceptions.
Additionally, when we invest in first lien senior secured loans (including unitranche loans), second lien senior secured loans or unsecured debt, we may acquire warrants or other equity securities as well. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.
We may invest, to the extent permitted by law, in the equity securities of investment funds that are operating pursuant to certain exceptions to the 1940 Act and in advisers to similar investment funds and, to the extent we so invest, will bear our ratable share of any such company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to Prospect Capital Management with respect to the assets invested in the securities and instruments of such companies. With respect to each of these investments, each of our common stockholders will bear his or her share of the management and incentive fee of Prospect Capital Management as well as indirectly bearing the management and performance fees and other expenses of any such investment funds or advisers.
There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.
If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, a bankruptcy court might recharacterize our debt holding as an equity investment and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower. For example, we could become subject to a lender’s liability claim, if, among other things, we actually render significant managerial assistance.
Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.
Our portfolio companies may have, or may be permitted to incur, other debt or issue other equity securities that rank equally with or senior to our investments. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments would usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company typically are entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

The rights we may have with respect to the collateral securing any junior priority loans we make to our portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements (including agreements governing “first out” and “last out” structures) that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that senior obligations are outstanding, we may forfeit certain rights with respect to the collateral to the holders of the senior obligations. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of such enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. We may not have the ability to control or direct such actions, even if as a result our rights as junior lenders are adversely affected.
This risk is characteristic of many of the majority-owned operating companies in our portfolio in that any debt to us from a holding company and the holding company’s substantial equity investments in the related operating company are subordinated to any creditors of the operating company.
When we are a debt or minority equity investor in a portfolio company, we are often not in a position to exert influence on the entity, and other debt holders, other equity holders and/or portfolio company management may make decisions that could decrease the value of our portfolio holdings.
When we make debt or minority equity investments, we are subject to the risk that a portfolio company may make business decisions with which we disagree and the other equity holders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our investment. In addition, when we hold a subordinate debt position, other more senior debt holders may make decisions that could decrease the value of our investment.
Our portfolio companies may be highly leveraged.
Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.
Our portfolio contains a limited number of portfolio companies, some of which comprise a substantial percentage of our portfolio, which subjects us to a greater risk of significant loss if any of these companies defaults on its obligations under any of its debt securities.
A consequence of the limited number of investments in our portfolio is that the aggregate returns we realize may be significantly adversely affected if one or more of our significant portfolio company investments perform poorly or if we need to write down the value of any one significant investment. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our portfolio could contain relatively few portfolio companies.
Our failure to make follow-on investments in our existing portfolio companies could impair the value of our portfolio.
Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing or (3) attempt to preserve or enhance the value of our investment.
We may elect not to make follow-on investments, may be constrained in our ability to employ available funds, or otherwise may lack sufficient funds to make those investments. We have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with BDC requirements or the desire to maintain our tax status.

We may be unable to invest the net proceeds raised from offerings and repayments from investments on acceptable terms, which would harm our financial condition and operating results.
Until we identify new investment opportunities, we intend to either invest the net proceeds of future offerings and repayments from investments in interest-bearing deposits or other short-term instruments or use the net proceeds from such offerings to reduce then-outstanding obligations under our credit facility. We cannot assure you that we will be able to find enough appropriate investments that meet our investment criteria or that any investment we complete using the proceeds from an offering or repayments will produce a sufficient return.
We may have limited access to information about privately-held companies in which we invest.
We invest primarily in privately-held companies. Generally, little public information exists about these companies, and we are required to rely on the ability of the Investment Adviser’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. These companies and their financial information are not subject to the Sarbanes-Oxley Act of 2002 and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investment.
We may not be able to fully realize the value of the collateral securing our debt investments.
Although a substantial amount of our debt investments are protected by holding security interests in the assets or equity interests of the portfolio companies, we may not be able to fully realize the value of the collateral securing our investments due to one or more of the following factors:

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Our debt investments may be in the form of unsecured loans, therefore our liens on the collateral, if any, are subordinated to those of the senior secured debt of the portfolio companies, if any. As a result, we may not be able to control remedies with respect to the collateral.

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The collateral may not be valuable enough to satisfy all of the obligations under our secured loan, particularly after giving effect to the repayment of secured debt of the portfolio company that ranks senior to our loan.

•	Bankruptcy laws may limit our ability to realize value from the collateral and may delay the realization process.

•	Our rights in the collateral may be adversely affected by the failure to perfect security interests in the collateral.

•	The need to obtain regulatory and contractual consents could impair or impede how effectively the collateral would be liquidated and could affect the value received.

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Some or all of the collateral may be illiquid and may have no readily ascertainable market value. The liquidity and value of the collateral could be impaired as a result of changing economic conditions, competition, and other factors, including the availability of suitable buyers.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.
Our investment strategy contemplates potential investments in securities of foreign companies, including those located in emerging market countries. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Such risks are more pronounced in emerging market countries.
Although currently substantially all of our investments are, and we expect that most of our investments will be, U.S. dollar-denominated, investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.

We may expose ourselves to risks if we engage in hedging transactions.
We may employ hedging techniques to minimize certain investment risks, such as fluctuations in interest and currency exchange rates, but we can offer no assurance that such strategies will be effective. If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Furthermore, our ability to engage in hedging transactions may also be adversely affected by rules adopted by the U.S. Commodity Futures Trading Commission.
The success of our hedging transactions depends on our ability to correctly predict movements, currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. The degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies. We have no current intention of engaging in any of the hedging transaction described above, although it reserves the right to do so in the future.
Our Board of Directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse to us and could impair the value of our stockholders’ investment.
Our Board of Directors has the authority to modify or waive our current operating policies and our strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, financial condition, and value of our common stock. However, the effects might be adverse, which could negatively impact our ability to pay dividends and cause stockholders to lose all or part of their investment.
Investments in the energy sector are subject to many risks.

We have made certain investments in and relating to the energy sector. The operations of energy companies are subject to many risks inherent in the transporting, processing, storing, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, coal, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities, including, without limitation: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism, inadvertent damage from construction and farm equipment, leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, and fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage, and may result in the curtailment or suspension of their related operations, any and all of which could adversely affect our portfolio companies in the energy sector. In addition, the energy sector commodity prices have experienced significant volatility at times, which may occur in the future, and which could negatively affect the returns on any investment made by us in this sector. In addition, valuation of certain investments includes the probability weighting of future events which are outside of management’s control. The final outcome of such events could increase or decrease the fair value of the investment in a future period.
Our investments in CLOs may be riskier and less transparent to us and our stockholders than direct investments in the underlying companies.
We invest in CLOs. Generally, there may be less information available to us regarding the underlying debt investments held by CLOs than if we had invested directly in the debt of the underlying companies. As a result, our stockholders will not know the details of the underlying securities of the CLOs in which we will invest. Our CLO investments are subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such CLOs. Our investments in portfolio companies may be risky, and we could lose all or part of our investment.

CLOs typically will have no significant assets other than their underlying senior secured loans; payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.
CLOs typically will have no significant assets other than their underlying senior secured loans. Accordingly, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans, net of all management fees and other expenses. Payments to us as a holder of CLO junior securities are and will be made only after payments due on the senior secured notes, and, where appropriate, the junior secured notes, have been made in full. This means that relatively small numbers of defaults of senior secured loans may adversely impact our returns.
Our CLO investments are exposed to leveraged credit risk.
Generally, we are in a subordinated position with respect to realized losses on the senior secured loans underlying our investments in CLOs. The leveraged nature of CLOs, in particular, magnifies the adverse impact of senior secured loan defaults. CLO investments represent a leveraged investment with respect to the underlying senior secured loans. Therefore, changes in the market value of the CLO investments could be greater than the change in the market value of the underlying senior secured loans, which are subject to credit, liquidity and interest rate risk.
There is the potential for interruption and deferral of cash flow from CLO investments.
If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to us on our CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. This could result in an elimination, reduction or deferral in the distribution and/or principal paid to the holders of the CLO investments, which would adversely impact our returns.
Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.
Our CLO investment strategy allows investments in foreign CLOs. Investing in foreign entities may expose us to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, we, and the CLOs in which we invest, may have difficulty enforcing creditor’s rights in foreign jurisdictions. In addition, the underlying companies of the CLOs in which we invest may be foreign, which may create greater exposure for us to foreign economic developments.
The payment of underlying portfolio manager fees and other charges on CLO investments could adversely impact our returns.
We may invest in CLO investments where the underlying portfolio securities may be subject to management, administration and incentive or performance fees, in addition to those payable by us. Payment of such additional fees could adversely impact the returns we achieve.
The inability of a CLO collateral manager to reinvest the proceeds of the prepayment of senior secured loans at equivalent rates may adversely affect us.
There can be no assurance that for any CLO investment, in the event that any of the senior secured loans of a CLO underlying such investment are prepaid, the CLO collateral manager will be able to reinvest such proceeds in new senior secured loans with equivalent investment returns. If the CLO collateral manager cannot reinvest in new senior secured loans with equivalent investment returns, the interest proceeds available to pay interest on the rated liabilities and investments may be adversely affected.
Our CLO investments are subject to prepayments and calls, increasing re-investment risk.
Our CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on our value. Prepayment rates are influenced by changes in interest rates and a variety of economic, geographic and other factors beyond our control and consequently cannot be predicted with certainty. In addition, for a CLO collateral manager there is often a strong incentive to refinance well performing portfolios once the senior tranches amortize. The yield to maturity of the investments will depend on the amount and timing of payments of principal on the loans and the price paid for the investments. Such yield may be adversely affected by a higher or lower than anticipated rate of prepayments of the debt.

Furthermore, our CLO investments generally do not contain optional call provisions, other than a call at the option of the holders of the equity tranches for the senior notes and the junior secured notes to be paid in full after the expiration of an initial period in the deal (referred to as the “non-call period”).
The exercise of the call option is by the relevant percentage (usually a majority) of the holders of the equity tranches and, therefore, where we do not hold the relevant percentage we will not be able to control the timing of the exercise of the call option. The equity tranches also generally have a call at any time based on certain tax event triggers. In any event, the call can only be exercised by the holders of equity tranches if they can demonstrate (in accordance with the detailed provisions in the transaction) that the senior notes and junior secured notes will be paid in full if the call is exercised.
Early prepayments and/or the exercise of a call option otherwise than at our request may also give rise to increased re-investment risk with respect to certain investments, as we may realize excess cash earlier than expected. If we are unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce our net income and, consequently, could have an adverse impact on our ability to pay dividends.
We have limited control of the administration and amendment of senior secured loans owned by the CLOs in which we invest.
We are not able to directly enforce any rights and remedies in the event of a default of a senior secured loan held by a CLO vehicle. In addition, the terms and conditions of the senior secured loans underlying our CLO investments may be amended, modified or waived only by the agreement of the underlying lenders. Generally, any such agreement must include a majority or a super majority (measured by outstanding loans or commitments) or, in certain circumstances, a unanimous vote of the lenders. Consequently, the terms and conditions of the payment obligations arising from senior secured loans could be modified, amended or waived in a manner contrary to our preferences.
We have limited control of the administration and amendment of any CLO in which we invest.
The terms and conditions of target securities may be amended, modified or waived only by the agreement of the underlying security holders. Generally, any such agreement must include a majority or a super majority (measured by outstanding amounts) or, in certain circumstances, a unanimous vote of the security holders. Consequently, the terms and conditions of the payment obligation arising from the CLOs in which we invest be modified, amended or waived in a manner contrary to our preferences.
Senior secured loans of CLOs may be sold and replaced resulting in a loss to us.
The senior secured loans underlying our CLO investments may be sold and replacement collateral purchased within the parameters set out in the relevant CLO indenture between the CLO and the CLO trustee and those parameters may typically only be amended, modified or waived by the agreement of a majority of the holders of the senior notes and/or the junior secured notes and/or the equity tranche once the CLO has been established. If these transactions result in a net loss, the magnitude of the loss from the perspective of the equity tranche would be increased by the leveraged nature of the investment.
Our financial results may be affected adversely if one or more of our significant equity or junior debt investments in a CLO vehicle defaults on its payment obligations or fails to perform as we expect.
We expect that a majority of our portfolio will consist of equity and junior debt investments in CLOs, which involve a number of significant risks. CLOs are typically highly levered up to approximately 10 times, and therefore the junior debt and equity tranches that we will invest in are subject to a higher risk of total loss. In particular, investors in CLOs indirectly bear risks of the underlying debt investments held by such CLOs. We will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or the entities that sponsored the CLOs. Although it is difficult to predict whether the prices of indices and securities underlying CLOs will rise or fall, these prices, and, therefore, the prices of the CLOs will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.
The investments we make in CLOs are thinly traded or have only a limited trading market. CLO investments are typically privately offered and sold, in the primary and secondary markets. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from the underlying senior secured loans will not be adequate to make interest or other payments; (ii) the quality of the underlying senior secured loans may decline in value or default; and (iii) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO or unexpected investment results. Further, our investments in equity and junior debt tranches of CLOs are subordinate to the senior debt tranches thereof.

Investments in structured vehicles, including equity and junior debt instruments issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. Additionally, changes in the underlying senior secured loans held by a CLO may cause payments on the instruments we hold to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which we invest, are less liquid than many other types of securities and may be more volatile than the senior secured loans underlying the CLOs in which we invest.
Non-investment grade debt involves a greater risk of default and higher price volatility than investment grade debt.
The senior secured loans underlying our CLO investments typically are BB or B rated (non-investment grade) and in limited circumstances, unrated, senior secured loans. Non-investment grade securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default and higher price volatility than investment grade debt.
We will have no influence on management of underlying investments managed by non-affiliated third party CLO collateral managers.
We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold as those portfolios are managed by non-affiliated third party CLO collateral managers. Similarly, we are not responsible for and have no influence over the day-to-day management, administration or any other aspect of the issuers of the individual securities. As a result, the values of the portfolios underlying our CLO investments could decrease as a result of decisions made by third party CLO collateral managers.
The effects of compliance with the Volcker Rule may affect the CLO market in ways that we cannot currently anticipate.
Section 619 of the Dodd-Frank Act added a provision, commonly referred to as the “Volcker Rule,” to federal banking laws to prohibit covered banking entities from engaging in proprietary trading or acquiring or retaining an ownership interest in, sponsoring or having certain relationships with “covered funds.” Generally, a covered fund would include a hedge fund or a private equity fund; however, the definition is sufficiently broad that it may include certain CLOs. The Volcker Rule provides that certain loan securitization vehicles are not considered “covered funds” for purposes of the prohibitions. In order to meet the definition of a loan securitization, the assets or holdings of the fund must, among other things, consist solely of loans and cannot include securities, such as bonds. In an effort to qualify for this “loan securitization” exclusion, many current CLOs are undertaking amendments to their related transaction documents that restrict the ability of the issuer to acquire bonds and certain other securities. Such an amendment may have the effect of reducing the return available to holders of CLO equity securities because bonds are generally higher yielding assets than are loans. In addition, the costs associated with such an amendment are typically paid out of the cash flow of the CLO, which could impact the return on our investment in any CLO equity securities. In addition, as a result of the uncertainty regarding the implementation and interpretation of the Volcker Rule, it is likely that many future CLOs will contain similar restrictions on the acquisition of bonds and certain other securities, which may have the effect of lowering returns on CLO equity securities. Our CLO equity portfolio is comprised principally of non-Volcker Rule compliant CLOs.
Generally, due to the lack of clarity as to the application of the Volcker Rule and the availability of certain exemptions, certain investors that are subject to the Volcker Rule may not be as interested in CLO investments in the future. Any decline in interest may adversely affect the market value or liquidity of any or all of the CLO investments we hold. Similarly, it is possible that uncertainty regarding the treatment of CLOs may adversely affect the volume of CLO issuance.
With respect to our online consumer lending initiative, we are dependent on the business performance and competitiveness of marketplace lending facilitators and our ability to assess loan underwriting performance and, if the marketplace lending facilitators from which we currently purchase consumer loans are unable to maintain or increase consumer loan originations, or if such marketplace lending facilitators do not continue to sell consumer loans to us, or we are unable to otherwise purchase additional loans, our business and results of operations will be adversely affected.
With respect to our online consumer lending initiative, we invest primarily in marketplace loans through marketplace lending facilitators. We do not conduct loan origination activities ourselves. Therefore, our ability to purchase consumer loans, and our ability to grow our portfolio of consumer loans, is directly influenced by the business performance and competitiveness of the marketplace loan origination business of the marketplace lending facilitators from which we purchase consumer loans.
In addition, our ability to analyze the risk-return profile of consumer loans is significantly dependent on the marketplace facilitators’ ability to effectively evaluate a borrower's credit profile and likelihood of default. The platforms from which we purchase such loans utilize credit decisioning and scoring models that assign each such loan offered a corresponding interest rate and origination fee. Our returns are a function of the assigned interest rate for each such particular loan purchased less any defaults over the term of the applicable loan. We evaluate the credit decisioning and scoring models implemented by each platform on a regular basis and leverage the additional data on loan history experience, borrower behavior, economic factors and prepayment trends that we accumulate to continually improve our own decisioning model. If we are unable to effectively evaluate borrowers' credit profiles or the credit decisioning and scoring models implemented by each platform, we may incur unanticipated losses which could adversely impact our operating results. Further, if the interest rates for consumer loans available through marketplace lending platforms are set too high or too low, it may adversely impact our ability to receive returns on our investment that are commensurate with the risks we incur in purchasing the loans.
With respect to our online consumer lending initiative, we rely on the marketplace lending facilitators to service loans including pursuing collections against borrowers. Personal loans facilitated through the marketplace lending facilitators are not secured by any collateral, are not guaranteed or insured by any third-party and are not backed by any governmental authority in any way. Marketplace lending facilitators are therefore limited in their ability to collect on the loans if a borrower is unwilling or unable to repay. A borrower's ability to repay can be negatively impacted by increases in their payment obligations to other lenders under mortgage, credit card and other loans, including student loans and home equity lines of credit. These changes can result from increases in base lending rates or structured increases in payment obligations and could reduce the ability of the borrowers to meet their payment obligations to other lenders and under the loans purchased by us. If a borrower defaults on a loan, the marketplace lending facilitators may outsource subsequent servicing efforts to third-party collection agencies, which may be unsuccessful in their efforts to collect the amount of the loan. Marketplace lending facilitators make payments ratably on an investor's investment only if they receive the borrower's payments on the corresponding loan. If they do not receive payments on the corresponding loan related to an investment, we are not entitled to any payments under the terms of the investment.
As servicers of the loans we purchase as part of our online consumer lending initiative, the marketplace lending facilitators have the authority to waive or modify the terms of a consumer loan without our consent or allow the postponement of strict compliance with any such term or in any manner grant any other indulgence to any borrower. If the marketplace lending facilitators approve a modification to the terms of any consumer loan it may adversely impact our revenues.
To continue to grow our online consumer lending initiative business, we rely on marketplace lending facilitators from which we purchase loans to maintain or increase their consumer loan originations and to agree to sell their consumer loans to us. However, we do not have any exclusive arrangements with any of the marketplace lending facilitators and have no agreements with them to provide us with a guaranteed source of supply. There can be no assurance that such marketplace lending facilitators will be able to maintain or increase consumer loan originations or will continue to sell their consumer loans to us, or that we will be able to otherwise purchase additional loans and, consequently, there can be no assurance that we will be able to grow our business through investment in additional loans. The consumer marketplace lending facilitators could elect to become investors in their own marketplace loans which would limit the amount of supply available for our own investments. An inability to expand our business through investments in additional consumer loans would reduce the return on investment that we might otherwise be able to realize from an increased portfolio of such investments. If we are unable to expand our business relating to our online consumer lending initiative, this may have a material adverse effect on our business, financial condition, results of operations and prospects.
Additionally, if marketplace lending facilitators are unable to attract qualified borrowers and sufficient investor commitments or borrowers and investors do not continue to participate in marketplace lending at current rates, the growth of loan originations will slow or loan originations will decrease. As a result of any of these factors, we may be unable to increase our consumer loan investments and our revenue may grow more slowly than expected or decline, which could have a material adverse effect on our business, financial condition and results of operations.
Marketplace lending facilitators on which we rely as part of the online consumer lending initiative by NPRC depend on issuing banks to originate all loans and to comply with various federal, state and other laws.
Typically, the contracts between marketplace lending facilitators and their loan issuing banks are non-exclusive and do not prohibit the issuing banks from working with other marketplace lending facilitators or from offering competing services. Issuing banks could decide that working with marketplace lending facilitators is not in their interests, could make working with marketplace lending facilitators cost prohibitive or could decide to enter into exclusive or more favorable relationships with other marketplace lending facilitators that do not provide consumer loans to us. In addition, issuing banks may not perform as expected under their agreements. Marketplace lending facilitators could in the future have disagreements or disputes with their issuing banks. Any of these factors could negatively impact or threaten our ability to obtain consumer loans and consequently could have a material adverse effect on our business, financial condition, results of operations and prospects.
Issuing banks are subject to oversight by the FDIC and the states where they are organized and operate and must comply with complex rules and regulations, as well as licensing and examination requirements, including requirements to maintain a certain amount of regulatory capital relative to their outstanding loans. If issuing banks were to suspend, limit or cease their operations or the relationship between the marketplace lending facilitators and the issuing bank were to otherwise terminate, the marketplace lending facilitators would need to implement a substantially similar arrangement with another issuing bank, obtain additional state licenses or curtail their operations. If the marketplace lending facilitators are required to enter into alternative arrangements with a different issuing bank to replace their existing arrangements, they may not be able to negotiate a comparable alternative arrangement. This may result in their inability to facilitate loans through their platform and accordingly our inability to operate the business of our online consumer lending initiative. If the marketplace lending facilitators were unable to enter into an alternative arrangement with a different issuing bank, they would need to obtain a state license in each state in which they operate in order to enable them to originate loans, as well as comply with other state and federal laws, which would be costly and time-consuming and could have a material adverse effect on our business, financial condition, results of operations and prospects. If the marketplace lending facilitators are unsuccessful in maintaining their relationships with the issuing banks, their ability to provide loan products could be materially impaired and our operating results could suffer.
Credit and other information that is received about a borrower may be inaccurate or may not accurately reflect the borrower's creditworthiness, which may cause the loans to be inaccurately priced and affect the value of our portfolio.
The marketplace lending facilitators obtain borrower credit information from consumer reporting agencies, such as TransUnion, Experian or Equifax, and assign loan grades to loan requests based on credit decisioning and scoring models that take into account reported credit scores and the requested loan amount, in addition to a variety of other factors. A credit score or loan grade assigned to a borrower may not reflect that borrower's actual creditworthiness because the credit score may be based on incomplete or inaccurate consumer reporting data, and typically, the marketplace lending facilitators do not verify the information obtained from the borrower's credit report. Additionally, there is a risk that, following the date of the credit report that the models are based on, a borrower may have:

•	become delinquent in the payment of an outstanding obligation;

•	defaulted on a pre-existing debt obligation;

•	taken on additional debt; or

•	sustained other adverse financial events.
Borrowers supply a variety of information to the marketplace lending facilitators based on which the facilitators price the loans. In a number of cases, marketplace lending facilitators do not verify all of this information, and it may be inaccurate or incomplete. For example, marketplace lending facilitators do not always verify a borrower's stated tenure, job title, home ownership status or intention for the use of loan proceeds. Moreover, we do not, and will not, have access to financial statements of borrowers or to other detailed financial information about the borrowers. If we invest in loans through the marketplace provided by the marketplace lending facilitators based on information supplied by borrowers or third parties that is inaccurate, misleading or incomplete, we may not receive expected returns on our investments and this could have a material adverse impact on our business, financial condition, results of operations and prospects and our reputation may be harmed.
Marketplace lending is a relatively new lending method and the platforms of marketplace lending facilitators have a limited operating history relative to established consumer banks. Borrowers may not view or treat their obligations under any such loans we purchase as having the same significance as loans from traditional lending sources, such as bank loans.
The return on our investment in consumer loans depends on borrowers fulfilling their payment obligations in a timely and complete manner under the corresponding consumer loan. Borrowers may not view their obligations originated on the lending platforms that the marketplace lending facilitators provide as having the same significance as other credit obligations arising under more traditional circumstances, such as loans from banks or other commercial financial institutions. If a borrower neglects his or her payment obligations on a consumer loan or chooses not to repay his or her consumer loan entirely, we may not be able to recover any portion of our investment in the consumer loans. This will adversely impact our business, financial condition, results of operations and prospects.
Risks affecting investments in real estate.
NPRC invests in commercial multi-family residential and student-housing real estate. A number of factors may prevent each of NPRC’s properties and assets from generating sufficient net cash flow or may adversely affect their value, or both, resulting in less cash available for distribution, or a loss, to us. These factors include:

•	national economic conditions;

•	regional and local economic conditions (which may be adversely impacted by plant closings, business layoffs, industry slow-downs, weather conditions, natural disasters, and other factors);

•	local real estate conditions (such as over-supply of or insufficient demand for office space);

•	changing demographics;

•	perceptions by prospective tenants of the convenience, services, safety, and attractiveness of a property;

•	the ability of property managers to provide capable management and adequate maintenance;

•	the quality of a property’s construction and design;

•	increases in costs of maintenance, insurance, and operations (including energy costs and real estate taxes);

•	changes in applicable laws or regulations (including tax laws, zoning laws, or building codes);

•	potential environmental and other legal liabilities;

•
the level of financing used by NPRC in respect of its properties, increases in interest rate levels on such financings and the risk that NPRC will default on such financings, each of which increases the risk of loss to us;

•	the availability and cost of refinancing;

•	the ability to find suitable tenants for a property and to replace any departing tenants with new tenants;

•	potential instability, default or bankruptcy of tenants in the properties owned by NPRC;

•	potential limited number of prospective buyers interested in purchasing a property that NPRC wishes to sell; and

•	the relative illiquidity of real estate investments in general, which may make it difficult to sell a property at an attractive price or within a reasonable time frame.
To the extent OID and PIK interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.
Our investments may include original issue discount, or OID, instruments and payment in kind, or PIK, interest arrangements, which represents contractual interest added to a loan balance and due at the end of such loan’s term. To the extent OID or PIK interest constitute a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•
The higher interest rates of OID and PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and OID and PIK instruments generally represent a significantly higher credit risk than coupon loans.

•	Even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is supposed to occur at the maturity of the obligation.

•
OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectibility of the deferred payments and the value of any associated collateral. OID and PIK income may also create uncertainty about the source of our cash distributions.

For accounting purposes, any cash distributions to shareholders representing OID and PIK income are not treated as coming from paid-in capital, even if the cash to pay them comes from offering proceeds. As a result, despite the fact that a distribution representing OID and PIK income could be paid out of amounts invested by our stockholders, the 1940 Act does not require that stockholders be given notice of this fact by reporting it as a return of capital.
Risks Relating to Our Securities
Our credit ratings may not reflect all risks of an investment in our debt securities.
Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

Senior securities, including debt, expose us to additional risks, including the typical risks associated with leverage and could adversely affect our business, financial condition and results of operations.
We currently use our revolving credit facility to leverage our portfolio and we expect in the future to borrow from and issue senior debt securities to banks and other lenders and may securitize certain of our portfolio investments. We also have the Unsecured Notes outstanding, which are a form of leverage and are senior in payment rights to our common stock.
With certain limited exceptions, as a BDC, we are only allowed to borrow amounts or otherwise issue senior securities such that our asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing or other issuance. The amount of leverage that we employ will depend on the Investment Adviser’s and our Board of Directors’ assessment of market conditions and other factors at the time of any proposed borrowing. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for stockholders, any of which could adversely affect our business, financial condition and results of operations, including the following:

•	A likelihood of greater volatility in the net asset value and market price of our common stock;

•
Diminished operating flexibility as a result of asset coverage or investment portfolio composition requirements required by lenders or investors that are more stringent than those imposed by the 1940 Act;

•	The possibility that investments will have to be liquidated at less than full value or at inopportune times to comply with debt covenants or to pay interest or dividends on the leverage;

•	Increased operating expenses due to the cost of leverage, including issuance and servicing costs;

•
Convertible or exchangeable securities, such as the Convertible Notes outstanding or those issued in the future may have rights, preferences and privileges more favorable than those of our common stock;

•
Subordination to lenders’ superior claims on our assets as a result of which lenders will be able to receive proceeds available in the case of our liquidation before any proceeds will be distributed to our stockholders;

•	Difficulty meeting our payment and other obligations under the Unsecured Notes and our other outstanding debt;

•
The occurrence of an event of default if we fail to comply with the financial and/or other restrictive covenants contained in our debt agreements, including the credit agreement and each indenture governing the Unsecured Notes, which event of default could result in all or some of our debt becoming immediately due and payable;

•	Reduced availability of our cash flow to fund investments, acquisitions and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;

•	The risk of increased sensitivity to interest rate increases on our indebtedness with variable interest rates, including borrowings under our amended senior credit facility; and

•	Reduced flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy.
For example, the amount we may borrow under our revolving credit facility is determined, in part, by the fair value of our investments. If the fair value of our investments declines, we may be forced to sell investments at a loss to maintain compliance with our borrowing limits. Other debt facilities we may enter into in the future may contain similar provisions. Any such forced sales would reduce our net asset value and also make it difficult for the net asset value to recover. The Investment Adviser and our Board of Directors in their best judgment nevertheless may determine to use leverage if they expect that the benefits to our stockholders of maintaining the leveraged position will outweigh the risks.

•
In addition, our ability to meet our payment and other obligations of the Unsecured Notes and our credit facility depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot provide assurance that our business will generate cash flow from operations, or that future borrowings will be available to us under our existing credit facility or otherwise, in an amount sufficient to enable us to meet our payment obligations under the Unsecured Notes and our other debt and to fund other liquidity needs. If we are not able to generate sufficient cash flow to service our debt obligations, we may need to refinance or restructure our debt, including the Unsecured Notes, sell assets, reduce or delay capital investments, or seek to raise additional capital. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the Unsecured Notes and our other debt.
Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of interest expense. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $6.2 billion in total assets, (ii) an average cost of funds of 5.31%, (iii) $2.8 billion in debt outstanding and (iv) $3.4 billion of shareholders’ equity.

Assumed Return on Our Portfolio (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Return to Stockholder	(22.6)%	(13.5)%	(4.4)%	4.7%	13.9%
The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance. Actual returns may be greater or less than those appearing in the table.
The Convertible Notes and the Public Notes present other risks to holders of our common stock, including the possibility that such notes could discourage an acquisition of us by a third party and accounting uncertainty.
Certain provisions of the Convertible Notes and the Public Notes could make it more difficult or more expensive for a third party to acquire us. Upon the occurrence of certain transactions constituting a fundamental change, holders of the Convertible Notes and the Public Notes will have the right, at their option, to require us to repurchase all of their notes or any portion of the principal amount of such notes in integral multiples of $1,000. We may also be required to increase the conversion rate or provide for conversion into the acquirer’s capital stock in the event of certain fundamental changes with respect to the Convertible Notes. These provisions could discourage an acquisition of us by a third party.
The accounting for convertible debt securities is subject to frequent scrutiny by the accounting regulatory bodies and is subject to change. We cannot predict if or when any such change could be made and any such change could have an adverse impact on our reported or future financial results. Any such impacts could adversely affect the market price of our common stock.
We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.
Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders, and preferred stockholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.
Holders of any preferred stock we might issue would have the right to elect members of the board of directors and class voting rights on certain matters.
Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of the board of directors at all times and in the event dividends become two full years in arrears, would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies or the terms of our credit facilities, might impair our ability to maintain our qualification as a RIC for federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.
In addition to regulatory restrictions that restrict our ability to raise capital, our credit facility contains various covenants which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations.
The agreement governing our credit facility requires us to comply with certain financial and operational covenants. These covenants include:

•	Restrictions on the level of indebtedness that we are permitted to incur in relation to the value of our assets;

•	Restrictions on our ability to incur liens; and

•	Maintenance of a minimum level of stockholders’ equity.
As of June 30, 2017, we were in compliance with these covenants. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. Accordingly, there are no assurances that we will continue to comply with the covenants in our credit facility. Failure to comply with these covenants would result in a default under this facility which, if we were unable to obtain a waiver from the lenders thereunder, could result in an acceleration of repayments under the facility and thereby have a material adverse impact on our business, financial condition and results of operations.
Failure to extend our existing credit facility, the revolving period of which is currently scheduled to expire on March 27, 2019, could have a material adverse effect on our results of operations and financial position and our ability to pay expenses and make distributions.
The revolving period for our credit facility with a syndicate of lenders is currently scheduled to terminate on March 27, 2019, with an additional one year amortization period (with distributions allowed) after the completion of the revolving period. During such one year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the one year amortization period, the remaining balance will become due, if required by the lenders. If the credit facility is not renewed or extended by the participant banks by March 27, 2019, we will not be able to make further borrowings under the facility after such date and the outstanding principal balance on that date will be due and payable on March 27, 2020. As of June 30, 2017, we did not have any outstanding borrowings under our credit facility. Interest on borrowings under the credit facility is one-month LIBOR plus 225 basis points with no minimum LIBOR floor. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if at least 35% of the credit facility is drawn or 100 basis points otherwise.
The credit facility requires us to pledge assets as collateral in order to borrow under the credit facility. If we are unable to extend our facility or find a new source of borrowing on acceptable terms, we will be required to pay down the amounts outstanding under the facility during the two-year term-out period through one or more of the following: (1) principal collections on our securities pledged under the facility, (2) at our option, interest collections on our securities pledged under the facility and cash collections on our securities not pledged under the facility, or (3) possible liquidation of some or all of our loans and other assets, any of which could have a material adverse effect on our results of operations and financial position and may force us to decrease or stop paying certain expenses and making distributions until the facility is repaid. In addition, our stock price could decline significantly, we would be restricted in our ability to acquire new investments and, in connection with our year-end audit, and our independent registered accounting firm could raise an issue as to our ability to continue as a going concern.
Failure to refinance our existing Unsecured Notes could have a material adverse effect on our results of operations and financial position.
The Unsecured Notes mature at various dates from November 15, 2017 to October 15, 2043. If we are unable to refinance the Unsecured Notes or find a new source of borrowing on acceptable terms, we will be required to pay down the amounts outstanding at maturity under the facility during the two-year term-out period through one or more of the following: (1) borrowing additional funds under our then current credit facility, (2) issuance of additional common stock or (3) possible liquidation of some or all of our loans and other assets, any of which could have a material adverse effect on our results of operations and financial position. In addition, our stock price could decline significantly; we would be restricted in our ability to acquire new investments and, in connection with our year-end audit, our independent registered accounting firm could raise an issue as to our ability to continue as a going concern.
The trading market or market value of our publicly issued debt securities may fluctuate.
Our publicly issued debt securities may or may not have an established trading market. We cannot assure our noteholders that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the ratings assigned by national statistical ratings agencies;

•	the general economic environment;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption or repayment features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•	market rates of interest higher or lower than rates borne by the debt securities.
Our noteholders should also be aware that there may be a limited number of buyers when they decide to sell their debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.
Terms relating to redemption may materially adversely affect our noteholders return on any debt securities that we may issue.
If our noteholders’ debt securities are redeemable at our option, we may choose to redeem their debt securities at times when prevailing interest rates are lower than the interest rate paid on their debt securities. In addition, if our noteholders’ debt securities are subject to mandatory redemption, we may be required to redeem their debt securities also at times when prevailing interest rates are lower than the interest rate paid on their debt securities. In this circumstance, our noteholders may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as their debt securities being redeemed.
Our shares of common stock currently trade at a discount from net asset value and may continue to do so in the future, which could limit our ability to raise additional equity capital.
Shares of closed-end investment companies frequently trade at a market price that is less than the net asset value that is attributable to those shares. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. It is not possible to predict whether any shares of our common stock will trade at, above, or below net asset value. The stocks of BDCs as an industry, including shares of our common stock, currently trade below net asset value as a result of concerns over liquidity, interest rate changes, leverage restrictions and distribution requirements. When our common stock is trading below its net asset value per share, we will not be able to issue additional shares of our common stock at its market price without first obtaining approval for such issuance from our stockholders and our independent directors. At our 2016 annual meeting of stockholders held on December 2, 2016, our stockholders approved our ability, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, to sell shares of our common stock at any level of discount from net asset value per share during the 12 month period following December 2, 2016. We do not intend to seek stockholder approval at our 2017 annual meeting to continue for an additional 12 month period our ability to sell shares of common stock at any level of discount from net asset value per share, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, but may seek stockholder approval to do so in the future.
There is a risk that investors in our common stock may not receive dividends or that our dividends may not grow over time and investors in our debt securities may not receive all of the interest income to which they are entitled.
We intend to make distributions on a monthly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. If we declare a dividend and if more stockholders opt to receive cash distributions rather than participate in our dividend reinvestment plan, we may be forced to sell some of our investments in order to make cash dividend payments.
In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution.
The above-referenced restrictions on distributions may also inhibit our ability to make required interest payments to holders of our debt, which may cause a default under the terms of our debt agreements. Such a default could materially increase our cost of raising capital, as well as cause us to incur penalties under the terms of our debt agreements.
Investing in our securities may involve a high degree of risk and is highly speculative.
The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be speculative and aggressive, and therefore, an investment in our shares may not be suitable for someone with low risk tolerance.

Our stockholders will experience dilution in their ownership percentage if they opt out of our dividend reinvestment plan.
All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, our stockholders that opt out of our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.
Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.
Sales of substantial amounts of our common stock, or the availability of such common stock for sale (including as a result of the conversion of the Convertible Notes into common stock), could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.
If we sell shares of our common stock or securities to subscribe for or are convertible into shares of our common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material.
At our 2016 annual meeting of stockholders held on December 2, 2016, our stockholders approved our ability, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, to sell shares of our common stock at any level of discount from net asset value per share during the 12 month period following December 2, 2016. We do not intend to seek stockholder approval at our 2017 annual meeting to continue for an additional 12 month period our ability to sell shares of common stock at any level of discount from net asset value per share, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, but may seek stockholder approval to do so in the future. The issuance or sale by us of shares of our common stock or securities to subscribe for or are convertible into shares of our common stock at a discount to net asset value poses a risk of dilution to our stockholders. In particular, stockholders who do not purchase additional shares of common stock at or below the discounted price in proportion to their current ownership will experience an immediate decrease in net asset value per share (as well as in the aggregate net asset value of their shares of common stock if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we experience in our assets, potential earning power and voting interests from such issuance or sale. In addition, such sales may adversely affect the price at which our common stock trades. We have sold shares of our common stock at prices below net asset value per share in the past and may do so to the future. We have not sold any shares of our common stock at prices below net asset value per share since December 3, 2014.
Our ability to enter into transactions with our affiliates is restricted.
We are prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our independent directors. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security or other property from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits “joint” transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors. Subject to certain limited exceptions, we are prohibited from buying or selling any security or other property from or to the Investment Adviser and its affiliates and persons with whom we are in a control relationship, or entering into joint transactions with any such person, absent the prior approval of the SEC.
On February 10, 2014, we received an exemptive order from the SEC (the “Order”) that gave us the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Investment Adviser or certain affiliates, including Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc., subject to the conditions included therein. Under the terms of the relief permitting us to co-invest with other funds managed by our Investment Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Investment Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Investment Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, we will be unable to invest in any issuer in which one or more funds managed by the Investment Adviser or its affiliates has previously invested.
The market price of our securities may fluctuate significantly.
The market price and liquidity of the market for our securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•
significant volatility in the market price and trading volume of securities of business development companies or other companies in the energy industry, which are not necessarily related to the operating performance of these companies;

•	price and volume fluctuations in the overall stock market from time to time;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	loss of RIC qualification;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of one or more of Prospect Capital Management’s key personnel;

•	operating performance of companies comparable to us;

•	short-selling pressure with respect to shares of our common stock or BDCs generally;

•	future sales of our securities convertible into or exchangeable or exercisable for our common stock or the conversion of such securities, including the Convertible Notes;

•	uncertainty surrounding the strength of the U.S. economic recovery;

•	concerns regarding European sovereign debt;

•	changes in prevailing interest rates;

•	litigation matters;

•	general economic trends and other external factors; and

•	loss of a major funding source.
In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has, from time to time, been brought against that company.
If our stock price fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.
There is a risk that you may not receive distributions or that our distributions may not grow over time.
We have made and intend to continue to make distributions on a monthly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions.
Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.
Our charter and bylaws and the Maryland General Corporation Law contain provisions that may have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for our stockholders or otherwise be in their best interest. These provisions may prevent stockholders from being able to sell shares of our common stock at a premium over the current of prevailing market prices.
Our charter provides for the classification of our Board of Directors into three classes of directors, serving staggered three-year terms, which may render a change of control or removal of our incumbent management more difficult. Furthermore, any and all vacancies on our Board of Directors will be filled generally only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term until a successor is elected and qualifies.
Our Board of Directors is authorized to create and issue new series of shares, to classify or reclassify any unissued shares of stock into one or more classes or series, including preferred stock and, without stockholder approval, to amend our charter to increase or decrease the number of shares of common stock that we have authority to issue, which could have the effect of diluting a stockholder’s ownership interest. Prior to the issuance of shares of common stock of each class or series, including any reclassified series, our Board of Directors is required by our governing documents to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series of shares of stock.
Our charter and bylaws also provide that our Board of Directors has the exclusive power to adopt, alter or repeal any provision of our bylaws, and to make new bylaws. The Maryland General Corporation Law also contains certain provisions that may limit the ability of a third party to acquire control of us, such as:

•
The Maryland Business Combination Act, which, subject to certain limitations, prohibits certain business combinations between us and an “interested stockholder” (defined generally as any person who beneficially owns 10% or more of the voting power of the common stock or an affiliate thereof) for five years after the most recent date on which the stockholder becomes an interested stockholder and, thereafter, imposes special minimum price provisions and special stockholder voting requirements on these combinations.

•
The Maryland Control Share Acquisition Act, which provides that “control shares” of a Maryland corporation (defined as shares of common stock which, when aggregated with other shares of common stock controlled by the stockholder, entitles the stockholder to exercise one of three increasing ranges of voting power in electing directors, as described more fully below) acquired in a “control share acquisition” (defined as the direct or indirect acquisition of ownership or control of “control shares”) have no voting rights except to the extent approved by stockholders by the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter, excluding all interested shares of common stock.

The provisions of the Maryland Business Combination Act will not apply, however, if our Board of Directors adopts a resolution that any business combination between us and any other person will be exempt from the provisions of the Maryland Business Combination Act. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Maryland Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. There can be no assurance that this resolution will not be altered or repealed in whole or in part at any time. If the resolution is altered or repealed, the provisions of the Maryland Business Combination Act may discourage others from trying to acquire control of us.
As permitted by Maryland law, our bylaws contain a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by any person of our common stock. Although our bylaws include such a provision, such a provision may also be amended or eliminated by our Board of Directors at any time in the future, provided that we will notify the Division of Investment Management at the SEC prior to amending or eliminating this provision. However, as noted above, the SEC has recently taken the position that the Maryland Control Share Acquisition Act is inconsistent with the 1940 Act and may not be invoked by a BDC. It is the view of the staff of the SEC that opting into the Maryland Control Share Acquisition Act would be acting in a manner inconsistent with section 18(i) of the 1940 Act. See “Description of Our Capital Stock” for more information.
Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.
In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.
We may in the future choose to pay dividends in our own stock, in which case our stockholders may be required to pay tax in excess of the cash they receive.
We may distribute taxable dividends that are payable in part in our stock. In accordance with guidance issued by the Internal Revenue Service, a publicly traded RIC should generally be eligible to treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder is permitted to elect to receive his or her distribution in either cash or stock of the RIC (even where there is a limitation on the percentage of the distribution payable in cash, provided that the limitation is at least 20%), subject to the satisfaction of certain guidelines. If too many stockholders elect to receive cash, each stockholder electing to receive cash generally must receive a portion of his or her distribution in cash (with the balance of the distribution paid in stock). If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the distribution paid in stock generally will be a taxable distribution in an amount equal to the amount of cash that could have been received instead of stock. Taxable stockholders receiving such dividends would be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. Stockholder (as defined in “Material U.S. Federal Income Tax Considerations”) may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. Stockholder sells the stock it receives as a dividend in order to pay this tax, it may be subject to transaction fees (e.g., broker fees or transfer agent fees) and the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of its stock at the time of the sale. Furthermore, with respect to Non-U.S. Stockholders (as defined in “Material U.S. Federal Income Tax Considerations”), we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock. It is unclear whether and to what extent we will pay dividends in cash and our stock.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS
(All figures in this section are in thousands except share, per share and other data)
        The following discussion should be read in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this prospectus or incorporated by reference into this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere herein.
Note on Forward Looking Statements
Some of the statements in this section of the prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained herein involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;
We have based the forward-looking statements included in herein on information available to us on the date of this document, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including any annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.
Overview
The terms “Prospect,” “we,” “us” and “our” mean Prospect Capital Corporation and its subsidiaries unless the context specifically requires otherwise.

Prospect is a financial services company that primarily lends to and invests in middle market privately-held companies. We are a closed-end investment company incorporated in Maryland. We have elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). As a BDC, we have elected to be treated as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). We were organized on April 13, 2004 and were funded in an initial public offering completed on July 27, 2004.

On May 15, 2007, we formed a wholly-owned subsidiary Prospect Capital Funding LLC (“PCF”), a Delaware limited liability company and a bankruptcy remote special purpose entity, which holds certain of our portfolio loan investments that are used as collateral for the revolving credit facility at PCF. Our wholly-owned subsidiary Prospect Small Business Lending, LLC (“PSBL”) was formed on January 27, 2014 and purchases small business whole loans on a recurring basis from online small business loan originators, including On Deck Capital, Inc. (“OnDeck”). On September 30, 2014, we formed a wholly-owned subsidiary Prospect Yield Corporation, LLC (“PYC”) and effective October 23, 2014, PYC holds our investments in collateralized loan obligations (“CLOs”). Each of these subsidiaries have been consolidated since operations commenced.
We consolidate certain of our wholly-owned and substantially wholly-owned holding companies formed by us in order to facilitate our investment strategy. The following companies are included in our consolidated financial statements: AMU Holdings Inc.; APH Property Holdings, LLC (“APH”); Arctic Oilfield Equipment USA, Inc.; CCPI Holdings Inc.; CP Holdings of Delaware LLC (“CP Holdings”); Credit Central Holdings of Delaware, LLC; Energy Solutions Holdings Inc.; First Tower Holdings of Delaware LLC (“First Tower Delaware”); Harbortouch Holdings of Delaware Inc.; MITY Holdings of Delaware Inc.; Nationwide Acceptance Holdings LLC; NMMB Holdings, Inc. (“NMMB Holdings”); NPH Property Holdings, LLC (“NPH”); STI Holding, Inc.; UPH Property Holdings, LLC (“UPH”); Valley Electric Holdings I, Inc.; Valley Electric Holdings II, Inc.; and Wolf Energy Holdings Inc. (“Wolf Energy Holdings”). On October 10, 2014, concurrent with the sale of the operating company, our ownership increased to 100% of the outstanding equity of ARRM Services, Inc. which was renamed SB Forging Company, Inc. (“SB Forging”). As such, we began consolidating SB Forging on October 11, 2014. Effective May 23, 2016, in connection with the merger of American

Property REIT Corp. (“APRC”) and United Property REIT Corp. (“UPRC”) with and into National Property REIT Corp. (“NPRC”), APH and UPH merged with and into NPH, and were dissolved. We collectively refer to these entities as the “Consolidated Holding Companies.”
We are externally managed by our investment adviser, Prospect Capital Management L.P. (“Prospect Capital Management” or the “Investment Adviser”). Prospect Administration LLC (“Prospect Administration”), a wholly-owned subsidiary of the Investment Adviser, provides administrative services and facilities necessary for us to operate.
Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We invest primarily in senior and subordinated debt and equity of private companies in need of capital for acquisitions, divestitures, growth, development, recapitalizations and other purposes. We work with the management teams or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro-forma cash flows.
We currently have nine strategies that guide our origination of investment opportunities: (1) lending to companies controlled by private equity sponsors, (2) lending to companies not controlled by private equity sponsors, (3) purchasing controlling equity positions and lending to operating companies, (4) purchasing controlling equity positions and lending to financial services companies, (5) purchasing controlling equity positions and lending to real estate companies, (6) purchasing controlling equity positions and lending to aircraft leasing companies (7) investing in structured credit (8) investing in syndicated debt and (9) investing in online loans. We may also invest in other strategies and opportunities from time to time that we view as attractive. We continue to evaluate other origination strategies in the ordinary course of business with no specific top-down allocation to any single origination strategy.
Lending to Companies Controlled by Private Equity Sponsors - We make agented loans to companies which are controlled by private equity sponsors. This debt can take the form of first lien, second lien, unitranche or unsecured loans. These loans typically have equity subordinate to our loan position. Historically, this strategy has comprised approximately 40%-60% of our portfolio.
Lending to Companies not Controlled by Private Equity Sponsors - We make loans to companies which are not controlled by private equity sponsors, such as companies that are controlled by the management team, the founder, a family or public shareholders. This origination strategy may have less competition to provide debt financing than the private-equity-sponsor origination strategy because such company financing needs are not easily addressed by banks and often require more diligence preparation. This origination strategy can result in investments with higher returns or lower leverage than the private-equity-sponsor origination strategy. Historically, this strategy has comprised up to approximately 15% of our portfolio.
Purchasing Controlling Equity Positions and Lending to Operating Companies - This strategy involves purchasing yield-producing debt and controlling equity positions in non-financial-services operating companies. We believe that we can provide enhanced certainty of closure and liquidity to sellers and we look for management to continue on in their current roles. This strategy has comprised approximately 5%-15% of our portfolio.
Purchasing Controlling Equity Positions and Lending to Financial Services Companies - This strategy involves purchasing yield-producing debt and control equity investments in financial services companies, including consumer direct lending, sub-prime auto lending and other strategies. These investments are often structured in tax-efficient partnerships, enhancing returns. This strategy has comprised approximately 5%-15% of our portfolio.
Purchasing Controlling Equity Positions and Lending to Real Estate Companies - We purchase debt and controlling equity positions in tax-efficient real estate investment trusts (“REIT” or “REITs”). NPRC’s, an operating company and the surviving entity of the May 23, 2016 merger with APRC and UPRC, real estate investments are in various classes of developed and occupied real estate properties that generate current yields, including multi-family properties, student housing, and self-storage. NPRC seeks to identify properties that have historically significant occupancy rates and recurring cash flow generation. NPRC generally co-invests with established and experienced property management teams that manage such properties after acquisition. Additionally, NPRC purchases loans originated by certain consumer loan facilitators. It generally purchases each loan in its entirety (i.e., a “whole loan”). The borrowers are consumers, and the loans are typically serviced by the facilitators of the loans. This investment strategy has comprised approximately 5%-10% of our business.
Purchasing Controlling Equity Positions and Lending to Aircraft Leasing Companies - We invest in debt as well as equity in companies with aircraft assets subject to commercial leases to airlines across the globe. We believe that these investments can present attractive return opportunities due to cash flow consistency from long-term leases coupled with hard asset residual value. We believe that these investment companies seek to deliver risk-adjusted returns with strong downside protection by analyzing relative value characteristics across a variety of aircraft types and vintages. This strategy historically has comprised less than 5% of our portfolio.

Investing in Structured Credit - We make investments in CLOs, often taking a significant position in the subordinated interests (equity) of the CLOs. The underlying portfolio of each CLO investment is diversified across approximately 100 to 200 broadly syndicated loans and does not have direct exposure to real estate, mortgages, or consumer-based credit assets. The CLOs in which we invest are managed by established collateral management teams with many years of experience in the industry. This strategy has comprised approximately 10%-20% of our portfolio.
Investing in Syndicated Debt - On a primary or secondary basis, we purchase primarily senior and secured loans and high yield bonds that have been sold to a club or syndicate of buyers. These investments are often purchased with a long term, buy-and-hold outlook, and we often look to provide significant input to the transaction by providing anchoring orders. This strategy has comprised approximately 5%-10% of our portfolio.
Investing in Online Loans - We purchase loans originated by certain small-and-medium-sized business (“SME”) loan facilitators. We generally purchase each loan in its entirety (i.e., a “whole loan”). The borrowers are SMEs and the loans are typically serviced by the facilitators of the loans. This investment strategy has comprised up to approximately 1% of our portfolio.
We invest primarily in first and second lien secured loans and unsecured debt, which in some cases includes an equity component. First and second lien secured loans generally are senior debt instruments that rank ahead of unsecured debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Our investments in CLOs are subordinated to senior loans and are generally unsecured. We invest in debt and equity positions of CLOs which are a form of securitization in which the cash flows of a portfolio of loans are pooled and passed on to different classes of owners in various tranches. Our CLO investments are derived from portfolios of corporate debt securities which are generally risk rated from BB to B.
We hold many of our control investments in a two-tier structure consisting of a holding company and one or more related operating companies for tax purposes. These holding companies serve various business purposes including concentration of management teams, optimization of third party borrowing costs, improvement of supplier, customer, and insurance terms, and enhancement of co-investments by the management teams. In these cases, our investment, which is generally equity in the holding company, the holding company’s equity investment in the operating company and any debt from us directly to the operating company structure represents our total exposure for the investment. As of June 30, 2017, as shown in our Consolidated Schedule of Investments, the cost basis and fair value of our investments in controlled companies was $1,840,731 and $1,911,775, respectively. This structure gives rise to several of the risks described in our public documents and highlighted elsewhere in this prospectus. We consolidate all wholly-owned and substantially wholly-owned holding companies formed by us for the purpose of holding our controlled investments in operating companies. There is no significant effect of consolidating these holding companies as they hold minimal assets other than their investments in the controlled operating companies. Investment company accounting prohibits the consolidation of any operating companies.
Fourth Quarter Highlights
Investment Transactions
We seek to be a long-term investor with our portfolio companies. During the three months ended June 30, 2017, we acquired $201,206 of new investments, completed follow-on investments in existing portfolio companies totaling approximately $12,550, funded $5,938 of revolver advances, and recorded paid in kind (“PIK”) interest of $3,482, resulting in gross investment originations of $223,176. During the three months ended June 30, 2017, we received full repayments on five investments, sold three investments and received several partial prepayments and amortization payments totaling $352,043.
Debt Issuances and Redemptions
During the three months ended June 30, 2017, we redeemed $49,497 aggregate principal amount of our Prospect Capital InterNotes® at par with a weighted average interest rate of 4.87%, and issued $29,661 aggregate principal amount of Prospect Capital InterNotes® with a stated and weighted average interest rate of 4.82%, to extend our borrowing base. The newly issued notes mature between April 15, 2022 and June 15, 2022 and generated net proceeds of $29,290.

During the three months ended June 30, 2017, we repaid $2,420 aggregate principal amount of Prospect Capital InterNotes® at par in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. As a result of these transactions, we recorded a loss in the amount of the unamortized debt issuance costs. The net loss on the extinguishment of Prospect Capital InterNotes® in the three months ended June 30, 2017 was $320.
In April, 2017 we repurchased $78,766 aggregate principal amount of the 2017 Notes at a price of 102.0% of face value, including commissions. As a result of these transactions, we recorded a loss in the amount of the difference between the reacquisition price and the net carrying amount of the 2017 Notes, net of the proportionate amount of unamortized debt issuance costs. The net loss on extinguishment of debt we recorded in the three months ending June 30, 2017 was $1,786.
In April, 2017 we repurchased $114,581 aggregate principal amount of the 2018 Notes at a price of 103.5% of face value, including commissions. As a result of these transactions, we recorded a loss in the amount of the difference between the reacquisition price and the net carrying amount of the 2018 Notes, net of the proportionate amount of unamortized debt issuance costs. The net loss on extinguishment of debt we recorded in the three months ending June 30, 2017 was $4,700.
On April 11, 2017, we issued $225,000 aggregate principal amount of convertible notes that mature on July 15, 2022 (the “2022 Notes”), unless previously converted or repurchased in accordance with their terms. The 2022 Notes bear interest at a rate of 4.95% per year, payable semi-annually on January 15 and July 15 each year, beginning July 15, 2017. Total proceeds from the issuance of the 2022 Notes, net of underwriting discounts and offering costs, were $218,010.
Equity Issuances
On April 20, 2017, May 18, 2017, and June 22, 2017, we issued 53,517, 65,054, and 72,659 shares of our common stock in connection with the dividend reinvestment plan, respectively.
Investment Holdings
As of June 30, 2017, we continue to pursue our investment strategy. At June 30, 2017, approximately $5,838,305, or 174.0%, of our net assets are invested in 121 long-term portfolio investments and CLOs.
During the year ended June 30, 2017, we originated $1,489,470 of new investments, primarily composed of $985,844 of debt and equity financing to non-controlled portfolio investments, $325,174 of debt and equity financing to controlled investments, and $178,452 of subordinated notes in CLOs. Our origination efforts are focused primarily on secured lending to non-control investments to reduce the risk in the portfolio by investing primarily in first lien loans, though we also continue to close select junior debt and equity investments. Our annualized current yield was 12.2% and 13.2% as of June 30, 2017 and June 30, 2016, respectively, across all performing interest bearing investments. Our annualized current yield was 10.4% and 12.0% as of June 30, 2017 and June 30, 2016, respectively, across all investments. The decline is primarily due to a decrease in cash-on-cash yields in our CLO investment portfolio. Monetization of equity positions that we hold and loans on non-accrual status are not included in this yield calculation. In many of our portfolio companies we hold equity positions, ranging from minority interests to majority stakes, which we expect over time to contribute to our investment returns. Some of these equity positions include features such as contractual minimum internal rates of returns, preferred distributions, flip structures and other features expected to generate additional investment returns, as well as contractual protections and preferences over junior equity, in addition to the yield and security offered by our cash flow and collateral debt protections.
We are a non-diversified company within the meaning of the 1940 Act. As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Under the 1940 Act, “Affiliate Investments” are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments.
As of June 30, 2017, we own controlling interests in the following portfolio companies: Arctic Energy Services, LLC (“Arctic Energy”); CCPI Inc. (“CCPI”); CP Energy Services Inc. (“CP Energy”); Credit Central Loan Company, LLC (“Credit Central”); Echelon Aviation LLC (“Echelon”); Edmentum Ultimate Holdings, LLC; First Tower Finance Company LLC (“First Tower Finance”); Freedom Marine Solutions, LLC (“Freedom Marine”); MITY, Inc. (“MITY”); NPRC; Nationwide Loan Company LLC (f/k/a Nationwide Acceptance LLC) (“Nationwide”); NMMB, Inc. (“NMMB”); R-V Industries, Inc.; SB Forging Company II, Inc. (f/k/a Gulf Coast Machine & Supply Company) (“Gulfco”); USES Corp. (“USES”); Valley Electric Company, Inc. (“Valley Electric”); and Wolf Energy, LLC. We also own affiliated interests in Nixon, Inc. and Targus International, LLC (“Targus”).

The following shows the composition of our investment portfolio by level of control as of June 30, 2017 and June 30, 2016:

	June 30, 2017				June 30, 2016
Level of Control	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Control Investments	$1,840,731	30.8%	$1,911,775	32.7%	$1,768,220	29.0%	$1,752,449	29.7%
Affiliate Investments	22,957	0.4%	11,429	0.2%	10,758	0.2%	11,320	0.2%
Non-Control/Non-Affiliate Investments	4,117,868	68.8%	3,915,101	67.1%	4,312,122	70.8%	4,133,939	70.1%
Total Investments	$5,981,556	100.0%	$5,838,305	100.0%	$6,091,100	100.0%	$5,897,708	100.0%
The following shows the composition of our investment portfolio by type of investment as of June 30, 2017 and June 30, 2016:

	June 30, 2017				June 30, 2016
Type of Investment	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Revolving Line of Credit	$27,409	0.5%	$27,409	0.5%	$13,274	0.2%	$13,274	0.2%
Senior Secured Debt	2,940,163	49.2%	2,798,796	47.9%	3,072,839	50.5%	2,941,722	49.9%
Subordinated Secured Debt	1,160,019	19.4%	1,107,040	19.0%	1,228,598	20.2%	1,209,604	20.5%
Subordinated Unsecured Debt	37,934	0.6%	44,434	0.8%	75,878	1.2%	68,358	1.2%
Small Business Loans	8,434	0.1%	7,964	0.1%	14,603	0.2%	14,215	0.2%
CLO Residual Interest	1,150,006	19.2%	1,079,712	18.5%	1,083,540	17.8%	1,009,696	17.1%
Preferred Stock	112,394	1.9%	83,209	1.4%	140,902	2.3%	81,470	1.4%
Common Stock	295,200	4.9%	391,374	6.7%	229,389	3.8%	258,498	4.4%
Membership Interest	249,997	4.2%	206,012	3.5%	226,479	3.7%	221,949	3.8%
Participating Interest(1)	—	—%	91,491	1.6%	—	—%	70,590	1.2%
Escrow Receivable	—	—%	864	—%	3,916	0.1%	6,116	0.1%
Warrants	—	—%	—	—	1,682	—%	2,216	—%
Total Investments	$5,981,556	100.0%	$5,838,305	100.0%	$6,091,100	100.0%	$5,897,708	100.0%

(1)	Participating Interest includes our participating equity investments, such as net profits interests, net operating income interests, net revenue interests, and overriding royalty interests.
The following shows our investments in interest bearing securities by type of investment as of June 30, 2017 and June 30, 2016:

	June 30, 2017				June 30, 2016
Type of Investment	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
First Lien	$2,959,738	55.6%	$2,818,371	55.6%	$3,079,689	56.1%	$2,948,572	56.1%
Second Lien	1,167,853	21.9%	1,114,874	22.0%	1,235,022	22.5%	1,216,028	23.1%
Unsecured	37,934	0.7%	44,434	0.9%	75,878	1.4%	68,358	1.3%
Small Business Loans	8,434	0.2%	7,964	0.2%	14,603	0.3%	14,215	0.3%
CLO Residual Interest	1,150,006	21.6%	1,079,712	21.3%	1,083,540	19.7%	1,009,696	19.2%
Total Debt Investments	$5,323,965	100.0%	$5,065,355	100.0%	$5,488,732	100.0%	$5,256,869	100.0%
The following shows the composition of our investment portfolio by geographic location as of June 30, 2017 and June 30, 2016:

	June 30, 2017				June 30, 2016
Geographic Location	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Canada	$9,831	0.2%	$10,000	0.2%	$15,000	0.2%	$8,081	0.1%
Cayman Islands	1,150,006	19.2%	1,079,712	18.5%	1,083,540	17.8%	1,009,696	17.1%
France	9,755	0.2%	8,794	0.2%	9,756	0.2%	9,015	0.2%
Midwest US	605,417	10.1%	678,766	11.6%	804,515	13.2%	849,029	14.4%
Northeast US	786,552	13.1%	823,616	14.1%	838,331	13.8%	824,408	13.9%
Northwest US	281,336	4.7%	207,962	3.6%	242,540	4.0%	189,464	3.2%
Puerto Rico	83,410	1.4%	83,410	1.4%	40,516	0.7%	40,516	0.7%
Southeast US	1,367,606	22.9%	1,412,351	24.2%	1,498,976	24.6%	1,531,943	26.0%
Southwest US	616,008	10.3%	558,368	9.5%	770,441	12.6%	675,745	11.5%
Western US	1,071,635	17.9%	975,326	16.7%	787,485	12.9%	759,811	12.9%
Total Investments	$5,981,556	100.0%	$5,838,305	100.0%	$6,091,100	100.0%	$5,897,708	100.0%

The following shows the composition of our investment portfolio by industry as of June 30, 2017 and June 30, 2016:

	June 30, 2017				June 30, 2016
Industry	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Aerospace & Defense	$69,837	1.2%	$71,318	1.2%	$57,762	0.9%	$60,821	1.0%
Air Freight & Logistics	51,952	0.9%	51,952	0.9%	55,784	0.9%	51,824	0.9%
Auto Components	30,222	0.5%	30,460	0.5%	20,328	0.3%	20,328	0.3%
Capital Markets	14,796	0.2%	15,000	0.3%	—	—%	—	—%
Chemicals	17,489	0.3%	16,699	0.3%	22,453	0.4%	20,563	0.3%
Commercial Services & Supplies	354,185	5.9%	312,634	5.3%	479,034	7.9%	461,089	7.9%
Construction & Engineering	62,258	1.0%	32,509	0.6%	60,436	1.0%	31,091	0.5%
Consumer Finance	469,869	7.9%	502,941	8.6%	449,203	7.4%	474,652	8.0%
Distributors	140,847	2.4%	83,225	1.4%	190,835	3.1%	186,606	3.2%
Diversified Consumer Services	188,912	3.2%	190,662	3.3%	176,678	2.9%	179,346	3.0%
Diversified Telecommunication Services	4,395	0.1%	4,410	0.1%	4,392	0.1%	4,392	0.1%
Electronic Equipment, Instruments & Components	37,696	0.6%	51,846	0.9%	63,024	1.0%	73,071	1.2%
Energy Equipment & Services	251,019	4.2%	131,660	2.3%	346,480	5.7%	173,081	2.9%
Equity Real Estate Investment Trusts (REITs)	374,380	6.3%	624,337	10.7%	335,048	5.5%	480,763	8.2%
Food & Staples Retailing	—	—%	—	—%	17,876	0.3%	18,000	0.3%
Food Products	—	—%	—	—%	150,000	2.5%	145,546	2.5%
Health Care Providers & Services	422,919	7.2%	421,389	7.1%	304,908	5.0%	305,503	5.2%
Health Care Technology	—	—%	—	—%	2,228	—%	2,842	—%
Hotels, Restaurants & Leisure	127,638	2.1%	103,897	1.8%	142,813	2.3%	142,954	2.4%
Household Durables	146,031	2.4%	146,183	2.5%	106,831	1.8%	107,394	1.8%
Internet Software & Services	219,348	3.7%	219,348	3.8%	46,253	0.8%	45,058	0.8%
IT Services	19,531	0.3%	20,000	0.3%	128,197	2.1%	128,396	2.2%
Leisure Products	44,085	0.7%	44,204	0.8%	144,065	2.4%	143,043	2.4%
Machinery	35,488	0.6%	32,678	0.6%	35,391	0.6%	36,877	0.6%
Marine (1)	8,919	0.1%	8,800	0.2%	8,886	0.1%	8,886	0.2%
Media	469,108	7.8%	466,500	8.0%	432,444	7.1%	418,918	7.1%
Metals & Mining	9,953	0.2%	10,000	0.2%	9,934	0.2%	9,309	0.2%
Online Lending	424,350	7.0%	370,931	6.3%	406,931	6.7%	377,385	6.4%
Paper & Forest Products	11,295	0.2%	11,500	0.2%	—	—%	—	—%
Personal Products	222,698	3.7%	192,748	3.3%	213,585	3.5%	193,054	3.3%
Pharmaceuticals	117,989	2.0%	117,989	2.0%	70,739	1.2%	70,739	1.2%
Professional Services	64,242	1.1%	64,473	1.1%	170,865	2.7%	166,741	2.9%
Real Estate Management & Development	—	—%	—	—%	3,916	0.1%	3,900	0.1%
Software	56,041	0.9%	55,150	0.9%	26,772	0.4%	25,425	0.4%
Textiles, Apparel & Luxury Goods	285,180	4.8%	274,206	4.7%	323,139	5.3%	319,904	5.4%
Tobacco	14,365	0.2%	14,431	0.2%	—	—%	—	—%
Trading Companies & Distributors	64,513	1.1%	64,513	1.1%	330	—%	511	—%
Subtotal	$4,831,550	80.8%	$4,758,593	81.5%	$5,007,560	82.2%	$4,888,012	82.9%
Structured Finance (2)	$1,150,006	19.2%	$1,079,712	18.5%	$1,083,540	17.8%	$1,009,696	17.1%
Total Investments	$5,981,556	100.0%	$5,838,305	100.0%	$6,091,100	100.0%	$5,897,708	100.0%

(1)
Industry includes exposure to the energy markets through our investments in Harley Marine Services, Inc. Including this investment, our overall fair value exposure to the broader energy industry, including energy equipment and services as noted above, as of June 30, 2017 and June 30, 2016 is $140,460 and $181,967, respectively.

(2)	Our CLO investments do not have industry concentrations and as such have been separated in the table above.
Portfolio Investment Activity
During the year ended June 30, 2017, we acquired $850,770 of new investments, completed follow-on investments in existing portfolio companies totaling approximately $599,333, funded $21,559 of revolver advances, and recorded PIK interest of $17,808, resulting in gross investment originations of $1,489,470. The more significant of these transactions are briefly described below.
On July 1, 2016, we made an investment of $7,320 to purchase 19.7% of the subordinated notes in Madison Park Funding IX, Ltd.
On July 22, 2016, we made a $32,500 Senior Secured Term Loan A and a $32,500 Senior Secured Term Loan B debt investment in Universal Turbine Parts, LLC, an independent supplier of aftermarket turboprop engines and parts. The $32,500 Term Loan A bears interest at the greater of 6.75% or LIBOR plus 5.75% and has a final maturity of July 22, 2021. The $32,500 Term Loan B bears interest at the greater of 12.75% or LIBOR plus 11.75% and has a final maturity of July 22, 2021.
On August 9, 2016, we made an investment of $29,634 to purchase 71.9% of the subordinated notes in Carlyle Global Market Strategies CLO 2016-3, Ltd. in a co-investment transaction with Priority Income Fund, Inc., a closed-end fund managed by an affiliate of Prospect Capital Management.
On August 17, 2016, we made a $5,000 first lien senior secured debt investment in BCD Acquisition, Inc. (“Big Tex”). On August 18, 2016, we sold our $5,000 investment in Big Tex and realized a gain of $138 on the sale.
On September 6, 2016, we made an additional investment of $5,693 to purchase 18.0% of the subordinated notes in California Street CLO IX Ltd. (f/k/a Symphony CLO IX Ltd.).
On September 16, 2016, we made a $15,000 second lien secured investment in J.D. Power and Associates, a global market research company, in support of an acquisition of the company. The second lien term loan bears interest at the greater of 9.50% or LIBOR plus 8.50% and has a final maturity of September 7, 2024.
On September 28, 2016, we have made an additional $12,523 second lien debt and $2,098 equity investment in Credit Central. The note bears interest of 10.00% and interest payment in kind of 10.00%, and has a final maturity date of June 26, 2019.
On September 30, 2016, we made an investment of $26,414 to purchase 50.2% of the subordinated notes in Voya 2016-3, Ltd. in a co-investment transaction with Priority Income Fund, Inc., a closed-end fund managed by an affiliate of Prospect Capital Management.
On September 30, 2016, we made an additional $22,500 of Senior Secured Term Loan A and $22,500 of Senior Secured Term Loan B debt investment in Onyx Payments (“Onyx”) to fund a dividend recapitalization. The $22,500 Term Loan A bears interest at the greater of 6.00% or LIBOR plus 5.00% and has a final maturity of September 10, 2019. The $22,500 Term Loan B bears interest at the greater of 13.00% or LIBOR plus 12.00% and has a final maturity of September 10, 2019.
On September 30, 2016, we made a $10,000 follow-on first lien senior secured debt investment in Matrixx Initiatives, Inc. (“Matrixx”) to fund a dividend recapitalization. The $5,000 Term Loan A bears interest at the greater of 7.50% or LIBOR plus 6.50% and has a final maturity of February 24, 2020. The $5,000 Term Loan B bears interest at the greater of 12.50% or LIBOR plus 11.50% and has a final maturity of February 24, 2020.
On October 4, 2016, we made a $40,000 second lien senior secured investment to support the recapitalization of Outerwall Inc. (“Outerwall”), an automated network of self-service coin counting machines. The second lien term loan bears interest at the greater of 9.75% or LIBOR plus 8.75% and has a final maturity of September 27, 2024.
On October 7, 2016, we made an $11,500 second lien senior secured debt investment in Dunn Paper, Inc., a leading specialty packaging supplier, in support of an acquisition of the company. The second lien term loan bears interest at the greater of 9.75% or LIBOR plus 8.75% and has a final maturity of August 26, 2023.
On October 14, 2016, we provided $22,500 of second lien senior secured debt to support the refinancing of Vivid Seats LLC (“Vivid Seats”), a secondary marketplace for entertainment tickets. The second lien term loan bears interest at the greater of 10.75% or LIBOR plus 9.75% and has a final maturity of October 12, 2023.

On October 20, 2016, we made a $50,000 second lien senior secured debt investment in Rocket Software, Inc. (“Rocket”) to support an acquisition and dividend recapitalization. The second lien term loan bears interest at the greater of 10.50% or LIBOR plus 9.50% and has a final maturity of October 14, 2024.
On November 1, 2016, we made a $13,000 second lien secured investment to support an acquisition of K&N Parent, Inc., a leader in aftermarket automotive performance filtration products. The second lien term loan bears interest at the greater of 9.75% or LIBOR plus 8.75% and has a final maturity of October 20, 2024.
During the period from November 29, 2016 through December 7, 2016, we collectively made a $34,000 second lien secured investment to fund a recapitalization of Digital Room LLC, an online printing and design company. The second lien term loan bears interest at the greater of 11.00% or LIBOR plus 10.00% and has a final maturity of May 21, 2023.
On December 8, 2016, we made a $15,400 second lien secured investment in National Home Healthcare Corp., a provider of home health and hospice care services, to support an acquisition. The second lien term loan bears interest at the greater of 10.00% or LIBOR plus 9.00% and has a final maturity of December 8, 2022.
On December 9, 2016, we made a $42,000 follow-on first lien senior secured debt investment in Atlantis Health Care Group (Puerto Rico), Inc. to support a recapitalization. The senior secured term loan bears interest at the greater of 9.50% or LIBOR plus 8.00% and has a final maturity of February 21, 2020.
On December 9, 2016, we made a follow-on $16,044 first lien senior secured debt and $2,831 equity investment in Echelon to support an asset acquisition. The new senior secured term loan bears interest at the greater of 11.00% or LIBOR plus 9.00% and interest payment in kind of 1.0%, and has a final maturity of December 7, 2024.
On December 9, 2016, we made an investment of $29,951 to purchase 69.0% of the subordinated notes in CIFC 2016-I, Ltd. in a co-investment transaction with Priority Income Fund, Inc., a closed-end fund managed by an affiliate of Prospect Capital Management L.P.
On December 22, 2016, we made a $10,000 follow-on first lien senior secured debt investment in Inpatient Care Management Company, LLC (“Inpatient Care”). The senior secured term loan bears interest at the greater of 10.00% or LIBOR plus 9.00% and has a final maturity of June 8, 2021.
On December 28, 2016, we made a $45,000 second lien senior secured investment to fund a recapitalization of Keystone Peer Review Organization Holdings, Inc. (“KEPRO”), a medical management services company. The second lien term loan bears interest at the greater of 10.00% or LIBOR plus 9.00% and has a final maturity of July 28, 2023.
On December 28, 2016, we made a $15,000 follow-on second lien senior secured debt investment in PGX Holdings, Inc. The second lien term loan bears interest at the greater of 10.00% or LIBOR plus 9.00% and has a final maturity of September 29, 2021.
On January 17, 2017, we invested an additional $8,000 of Senior Secured Term Loan A and $8,000 of Senior Secured Term Loan B debt investments in MITY to fund an acquisition. Term Loan A bears interest at the greater of 10.00% or LIBOR plus 7.00% and has a final maturity of January 30, 2020. Term Loan B bears interest at the greater of 10.00% or LIBOR plus 7.00% and interest payment in kind of 10.0% and has a final maturity of January 30, 2020.
On January 17, 2017, we made a $68,000 of Senior Secured Term Loan A and $68,000 of Senior Secured Term Loan B debt investments in Centerfield Media Holdings, LLC, a provider of customer acquisition and conversion services, to support an acquisition and refinancing of existing debt. Term Loan A bears interest at the greater of 8.00% or LIBOR plus 7.00% and has a final maturity of January 17, 2022. Term Loan B bears interest at the greater of 13.50% or LIBOR plus 12.50% and has a final maturity of January 17, 2022.
On January 31, 2017, we made a $20,000 of Senior Secured Term Loan A and $20,000 of Senior Secured Term Loan B debt investments in Traeger Pellet Grills LLC, to fund a recapitalization of the company. Term Loan A bears interest at the greater of 6.50% or LIBOR plus 4.50% and has a final maturity of June 18, 2019. Term Loan B bears interest at the greater of 11.50% or LIBOR plus 9.50% and has a final maturity of June 18, 2019.
On February 1, 2017, we made a $10,000 senior secured debt investment to support a recapitalization in CURO Financial Technologies Corp. The senior secured debt bears interest at 12.00% and has a final maturity of March 1, 2022. On March 17, 2017, CURO Group Holdings Corp (f/k/a Speedy Cash Holdings Corp.) repaid the $25,000 loan receivable to us.

On February 17, 2017, we made a $14,500 second lien secured investment in Turning Point Brands, Inc., a provider of other tobacco products. The second lien note bears interest at 11.00% and has a final maturity of August 17, 2022.
On February 24, 2017, we made an additional $33,000 of Senior Secured Term Loan A and $7,000 of Senior Secured Term Loan B debt investment in Matrixx to fund a dividend recapitalization. Term Loan A bears interest at the greater of 7.50% or LIBOR plus 6.50% and has a final maturity of February 24, 2020. Term Loan B bears interest at the greater of 12.50% or LIBOR plus 11.50% and has a final maturity of February 24, 2020.
On March 8, 2017, we made a $20,000 second lien secured investment in VC GB Holdings II Corp. to support a refinancing and acquisition for Generation Brands Holdings, Inc. (“Generation Brands”). The second lien note bears interest at the greater of 9.00% or LIBOR plus 8.00% and has a final maturity of February 28, 2025.
On March 16, 2017, we made a first lien senior secured investment of $38,000 to support the recapitalization of Memorial MRI & Diagnostic, L.L.C., a provider of multi-modality diagnostic imaging and pain management services. The Term Loan bears interest at the greater of 9.50% or LIBOR plus 8.50% and has a final maturity of March 16, 2022.
On March 28, 2017, we made a $15,000 of Senior Secured Term Loan A and $15,000 of Senior Secured Term Loan B debt investment to support an acquisition of EZShield, Parent Inc., a provider of fraud and identify theft protection services. Term Loan A bears interest at the greater of 7.75% or LIBOR plus 6.75% and has a final maturity of February 26, 2021. Term Loan B bears interest at the greater of 12.75% or LIBOR plus 11.75% and has a final maturity of February 26, 2021.
On April 7, 2017, we made an investment of $19,408 to purchase 50.48% of the subordinated notes in Carlyle Global Market Strategies CLO 2014-4, Ltd. in a co-investment transaction Pathway Energy Infrastructure Fund, Inc., a closed-end fund managed by an affiliate of Prospect Capital Management.
On April 20, 2017, we made a $15,000 first lien senior secured investment to support a refinancing of RGIS Services, LLC, a provider of inventory, merchandising and staffing solutions. The senior secured term loan bears interest at the greater of 8.50% or LIBOR plus 7.50% and has a final maturity of March 31, 2023.
On May 4, 2017, we provided $64,500 of senior secured financing, of which $62,500 was funded at closing, to support the acquisition of RME Group Holdings Company, a provider of client acquisition and lead generation services to professional service firms. The $2,000 unfunded revolver bears interest in at the greater of 9.00% or LIBOR plus 8.00% and has a final maturity of August 4, 2017. The $37,500 Term Loan A bears interest at the greater of 7.00% or LIBOR plus 6.00% and has a final maturity of May 4, 2022. The $25,000 Term Loan B bears interest at the greater of 12.00% or LIBOR plus 11.00% and has a final maturity of May 4, 2022.
On May 18, 2017, we made a $50,000 second lien secured investment to support KEPRO’s refinancing and acquisition of Keystone Acquisition Corp. The second lien term loan bears interest at the greater of 10.25% or LIBOR plus 9.25% and has a final maturity of May 1, 2025.
On June 13, 2017, we made an investment of $44,900 to purchase 84.21% of the subordinated notes in Voya CLO 2017-3, Ltd. in a co-investment transaction with Priority Income Fund, Inc., a closed-end fund managed by an affiliate of Prospect Capital Management L.P.
During the year ended June 30, 2017, we made twelve follow-on investments in NPRC totaling $123,506 to support the online consumer lending initiative. We invested $23,077 of equity through NPH and $100,429 of debt directly to NPRC and its wholly-owned subsidiaries. We also provided $75,591 of debt and $25,200 of equity financing to NPRC, which was utilized for the acquisition of real estate properties. In addition, we provided $13,553 of equity investment which was used to fund capital expenditures for existing properties.
During the year ended June 30, 2017, we purchased $51,802 of small business whole loans from OnDeck.
During the year ended June 30, 2017, we received full repayments on twenty-one investments, sold six investments, and received several partial prepayments and amortization payments totaling $1,413,882, which resulted in net realized losses totaling $96,306. The more significant of these transactions are briefly described below.
On July 1, 2016, BNN Holdings Corp. was sold. The sale provided net proceeds for our minority position of $2,365, resulting in a realized gain of $137. During the three months ended December 31, 2016 we received remaining escrow proceeds, realizing an additional gain of $50.
On August 9, 2016, JHH Holdings, Inc. repaid the $35,507 loan receivable to us.

On August 19, 2016, we sold our investment in Nathan’s Famous, Inc. for net proceeds of $3,240 and realized a gain of $240 on the sale.
On September 28, 2016, Rocket repaid the $20,000 loan receivable to us.
On October 5, 2016, Focus Brands, Inc. repaid the $18,000 loan receivable to us.
On October 13, 2016, Harbortouch Payments LLC (“Harbortouch”) repaid the $27,711 loan receivable to us.
On October 14, 2016, Security Alarm Financing Enterprise, L.P. repaid the $25,000 loan receivable to us.
On October 14, 2016, Trinity Services Group, Inc. repaid the $134,576 loan receivable to us.
On October 31, 2016, System One Holdings, LLC (“System One”) repaid the $104,553 loan receivable to us.
On December 19, 2016, Empire Today, LLC repaid the $50,426 loan receivable to us.
On December 20, 2016, Onyx repaid the $70,130 Senior Secured Term Loan A and $81,889 Senior Secured Term Loan B receivable to us.
On January 1, 2017, we restructured our investment in NPRC and exchanged $55,000 of Senior Secured Term Loan E for common stock.
On February 23, 2017, SESAC Holdco II LLC repaid the $10,000 loan receivable to us.
On February 28, 2017, Generation Brands repaid the $19,000 loan receivable to us.
On March 20, 2017, Arctic Glacier U.S.A., Inc. repaid the $150,000 loan receivable to us.
On March 31, 2017, ALG USA Holdings, LLC repaid the $11,771 loan receivable to us.
On March 14, 2017, assets previously held by Ark-La-Tex Wireline Services, LLC (“Ark-La-Tex”) were distributed to us in exchange for the reduction of Ark-La-Tex’s debt by $22,145, eliminating Senior Secured Term Loan A in full. The assets we received were simultaneously assigned to Wolf Energy Services Company, LLC, a wholly owned subsidiary of Wolf Energy Holdings. The cost basis of the transferred assets is equal to the appraised fair value of assets at the time of transfer.
On April 3, 2017, AFI Shareholder, LLC was sold. The sale provided net proceeds for our minority position of $965, resulting in a realized gain of $693.
On May 1, 2017, Broder Bros., Co. (“Broder”) partially repaid the $6,910 Senior Secured Term Loan A and $4,607 Senior Secured Term Loan B receivable to us.
On May 2, 2017, KEPRO repaid the $45,000 loan receivable to us.
On May 12, 2017, Outerwall repaid the $40,000 loan receivable to us.
During the period from April 25, 2017 to May 17, 2017, we sold our $21,750 debt investment in SITEL Worldwide Corporation.
On June 2, 2017, Crosman Corporation (“Crosman”) repaid the $98,054 loan receivable to us.
During the period from May 10, 2017 through June 9, 2017, Hollander Sleep Products, LLC repaid the $21,860 loan receivable to us.
On June 3, 2017, Gulfco sold all of its assets to a third party, for total consideration of $10,250, including escrowed amounts. The proceeds from the sale were primarily used to repay a $6,115 third party revolving credit facility, and the remainder was used to pay other legal and administrative costs incurred by Gulfco. As no proceeds were allocated to Prospect, our debt and equity investment in Gulfco was written-off for tax purposes and we recorded a realized loss of $66,103. Gulfco holds $2,050 in escrow related to the sale, which will be distributed to Prospect once released to Gulfco, and will be recognized as a realized gain if and when it is received.
On June 30, 2017, Mineral Fusion Natural Brands was sold. The sale provided net proceeds for our minority position of $490, resulting in a realized gain of the same amount.

On June 30, 2017, we received $169 of escrow proceeds related to SB Forging, realizing a gain of the same amount

On June 30, 2017, Vivid Seats repaid the $22,500 loan receivable to us.
During the year ended June 30, 2017, we received additional proceeds of $6,287 related to the May 31, 2016 sale of Harbortouch $4,286 of which are from an escrow release. We realized a gain for the same amount.
During the three months ended June 30, 2017, Ark-La-Tex Term Loan B was partially written-off for tax purposes and a loss of $19,818 was realized.
During the year ended June 30, 2017, four of our CLO investments were deemed to have an other-than-temporary loss. In accordance with ASC 325-40, Beneficial Interest in Securitized Financial Assets, we recorded a total loss of $17,242 related to these investments for the amount our amortized cost exceeded fair value as of the respective determination dates. During the year ended June 30, 2016, there was no OTTI assessed for any CLO investment within our portfolio.
During the year ended June 30, 2017, we received a partial repayment of $122,009 for the NPRC and its wholly-owned subsidiaries’ loan previously outstanding and $52,923 as a return of capital on the equity investment in NPRC.
The following table provides a summary of our investment activity for each quarter within the three years ending June 30, 2017:

Quarter Ended	Acquisitions(1)	Dispositions(2)
September 30, 2014	714,255	690,194
December 31, 2014	522,705	224,076
March 31, 2015	219,111	108,124
June 30, 2015	411,406	389,168
September 30, 2015	345,743	436,919
December 31, 2015	316,145	354,855
March 31, 2016	23,176	163,641
June 30, 2016	294,038	383,460
September 30, 2016	347,150	114,331
December 31, 2016	469,537	644,995
March 31, 2017	449,607	302,513
June 30, 2017	223,176	352,043

(1)	Includes investments in new portfolio companies, follow-on investments in existing portfolio companies, refinancings and PIK interest.

(2)	Includes sales, scheduled principal payments, prepayments and refinancings.

Investment Valuation
In determining the range of values for debt instruments, except CLOs and debt investments in controlling portfolio companies, management and the independent valuation firm estimated corporate and security credit ratings and identified corresponding yields to maturity for each loan from relevant market data. A discounted cash flow technique was then prepared using the appropriate yield to maturity as the discount rate, to determine a range of values. In determining the range of values for debt investments of controlled companies and equity investments, the enterprise value was determined by applying earnings before interest, income tax, depreciation and amortization (“EBITDA”) multiples, the discounted cash flow technique, net income and/or book value multiples for similar guideline public companies and/or similar recent investment transactions. For stressed debt and equity investments, a liquidation analysis was prepared.

In determining the range of values for our investments in CLOs, management and the independent valuation firm use primarily a discounted multi-path cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized using Monte Carlo simulations,which is a simulation used to model the probability of different outcomes,to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the corresponding multi-path cash flow model.
With respect to our online consumer and SME lending initiative, we invest primarily in marketplace loans through marketplace lending facilitators.  We do not conduct loan origination activities ourselves. Therefore, our ability to purchase consumer and SME loans, and our ability to grow our portfolio of consumer and SME loans, are directly influenced by the business performance and competitiveness of the marketplace loan origination business of the marketplace lending facilitators from which we purchase consumer and SME loans. In addition, our ability to analyze the risk-return profile of consumer and SME loans is significantly dependent on the marketplace facilitators’ ability to effectively evaluate a borrower's credit profile and likelihood of default. If we are unable to effectively evaluate borrowers' credit profiles or the credit decisioning and scoring models implemented by each facilitator, we may incur unanticipated losses which could adversely impact our operating results.
The Board of Directors looked at several factors in determining where within the range to value the asset including: recent operating and financial trends for the asset, independent ratings obtained from third parties, comparable multiples for recent sales of companies within the industry and discounted cash flow models for our investments in CLOs. The composite of all these various valuation techniques, applied to each investment, was a total valuation of $5,838,305.
Our portfolio companies are generally lower middle market companies, outside of the financial sector, with less than $100,000 of annual EBITDA. We believe our investment portfolio has experienced less volatility than others because we believe there are more buy and hold investors who own these less liquid investments.
Control investments offer increased risk and reward over straight debt investments. Operating results and changes in market multiples can result in dramatic changes in values from quarter to quarter. Significant downturns in operations can further result in our looking to recoveries on sales of assets rather than the enterprise value of the investment. Equity positions in our portfolio are susceptible to potentially significant changes in value, both increases as well as decreases, due to changes in operating results and market multiples. Several of our controlled companies discussed below experienced such changes and we recorded corresponding fluctuations in valuations during the year ended June 30, 2017.
Arctic Energy Services, LLC
Prospect owns 100% of the equity of Arctic Oilfield Equipment USA, Inc. (“Arctic Equipment”), a Consolidated Holding Company. Arctic Equipment owns 70% of the equity of Arctic Energy, with Ailport Holdings, LLC (100% owned and controlled by Arctic Energy management) owning the remaining 30% of the equity of Arctic Energy. Arctic Energy provides oilfield service personnel, well testing flowback equipment, frac support systems and other services to exploration and development companies in the Rocky Mountains.
The Board of Directors decreased the fair value of our investment in Arctic Energy to $17,370 as of June 30, 2017, a discount of $43,506 to its amortized cost, compared to the discount of $22,536 to its amortized cost as of June 30, 2016. The decrease in fair value was driven primarily by the impact of current energy market conditions resulting in a continued decline in operating performance.
CP Energy Services Inc.
Prospect owns 100% of the equity of CP Holdings, a Consolidated Holding Company. CP Holdings owns 82.3% of the equity of CP Energy, and the remaining 17.7% of the equity is owned by CP Energy management. CP Energy provides oilfield flowback services and fluid hauling and disposal services through its subsidiaries
As a result of a continued decline in operating performance primarily driven by the impact of current energy market conditions, the Board of Directors decreased the fair value of our investment in CP Energy to $72,216 as of June 30, 2017, a discount of $41,284 from its amortized cost, compared to the discount of $37,498 to its amortized cost as of June 30, 2016.

Freedom Marine Solutions, LLC
Prospect owns 100% of the equity of Energy Solutions, a Consolidated Holding Company. Energy Solutions owns 100% of Freedom Marine. Freedom Marine owns 100% of each of Vessel Company, LLC, Vessel Company II, LLC, and Vessel Company III, LLC. Freedom Marine owns, manages, and operates offshore supply vessels to provide transportation and support services for the oil and gas exploration and production industries in the Gulf of Mexico.
On October 30, 2015, we restructured our investment in Freedom Marine. Concurrent with the restructuring, we exchanged our $32,500 senior secured loans for additional membership interest in Freedom Marine.
The Board of Directors decreased the fair value of our investment in Freedom Marine to $23,994 as of June 30, 2017, a discount of $18,616 to its amortized cost, compared to a discount of $14,192 to its amortized cost as of June 30, 2016. The decline in fair value was driven by the continuing challenging environment for the oil and gas industry, which has decreased the utilization of their vessels.

National Property REIT Corp.
NPRC is a Maryland corporation and a qualified REIT for federal income tax purposes. NPRC is held for purposes of investing, operating, financing, leasing, managing and selling a portfolio of real estate assets and engages in any and all other activities that may be necessary, incidental, or convenient to perform the foregoing. NPRC acquires real estate assets, including, but not limited to, industrial, commercial, and multi-family properties. NPRC may acquire real estate assets directly or through joint ventures by making a majority equity investment in a property-owning entity. Additionally, through its wholly-owned subsidiaries, NPRC invests in online consumer loans. Effective May 23, 2016, APRC and UPRC merged with and into NPRC, to consolidate all of our real estate holdings, with NPRC as the surviving entity. As of June 30, 2017, we own 100% of the fully-diluted common equity of NPRC.
During the year ended June 30, 2017, we provided $75,591 of debt and $25,200 of equity financing to NPRC for the acquisition of real estate properties and $13,553 of equity financing to NPRC to fund capital expenditures for existing properties. In addition, during the year ended June 30, 2017, we received partial repayments of $32,954 of our loans previously outstanding and $42,059 as a return of capital on our equity investment.
During the year ended June 30, 2017, we provided $100,429 and $23,077 of debt and equity financing, respectively, to NPRC and its wholly-owned subsidiaries to support the online consumer lending initiative. In addition, during the year ended June 30, 2017, we received partial repayments of $89,055 of our loans previously outstanding with NPRC and its wholly-owned subsidiaries and $10,864 as a return of capital on our equity investment in NPRC.
The online consumer loan investments held by certain of NPRC’s wholly-owned subsidiaries are unsecured obligations of individual borrowers that are issued in amounts ranging from $1 to $50, with fixed terms ranging from 24 to 84 months. As of June 30, 2017, the outstanding investment in online consumer loans by certain of NPRC’s wholly-owned subsidiaries was comprised of 102,602 individual loans and one securitization equity residual, and had an aggregate fair value of $648,277. The average outstanding individual loan balance is approximately $6 and the loans mature on dates ranging from July 1, 2017 to June 28, 2024 with a weighted-average outstanding term of 31 months as of June 30, 2017. Fixed interest rates range from 4.0% to 36.0% with a weighted-average current interest rate of 23.9%. As of June 30, 2017, our investment in NPRC and its wholly-owned subsidiaries relating to online consumer lending had a fair value of $362,967.
As of June 30, 2017, based on outstanding principal balance, 6.3% of the portfolio was invested in super prime loans (borrowers with a Fair Isaac Corporation (“FICO”) score, of 720 or greater), 18.0% of the portfolio in prime loans (borrowers with a FICO score of 660 to 719) and 75.7% of the portfolio in near prime loans (borrowers with a FICO score of 580 to 659, a portion of which are considered sub-prime).

Loan Type	Outstanding Principal Balance	Fair Value	Weighted Average Interest Rate*
Super Prime	$41,293	$40,264	11.8%
Prime	117,505	112,159	15.8%
Near Prime	495,467	465,293	26.9%
*Weighted by outstanding principal balance of the online consumer loans.

As of June 30, 2017, our investment in NPRC and its wholly-owned subsidiaries had an amortized cost of $790,296 and a fair value of $987,304, including our investment in online consumer lending as discussed above. The fair value of $624,337 related to NPRC’s real estate portfolio was comprised of thirty-seven multi-families properties, twelve self-storage units, eight student housing properties and three commercial properties. The following table shows the location, acquisition date, purchase price, and mortgage outstanding due to other parties for each of the properties held by NPRC as of June 30, 2017.

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
1	Filet of Chicken	Forest Park, GA	10/24/2012	$7,400	$—
2	5100 Live Oaks Blvd, LLC	Tampa, FL	1/17/2013	63,400	46,700
3	Lofton Place, LLC	Tampa, FL	4/30/2013	26,000	20,350
4	Arlington Park Marietta, LLC	Marietta, GA	5/8/2013	14,850	9,650
5	NPRC Carroll Resort, LLC	Pembroke Pines, FL	6/24/2013	225,000	178,970
6	Cordova Regency, LLC	Pensacola, FL	11/15/2013	13,750	11,375
7	Crestview at Oakleigh, LLC	Pensacola, FL	11/15/2013	17,500	13,845
8	Inverness Lakes, LLC	Mobile, AL	11/15/2013	29,600	24,700
9	Kings Mill Pensacola, LLC	Pensacola, FL	11/15/2013	20,750	17,550
10	Plantations at Pine Lake, LLC	Tallahassee, FL	11/15/2013	18,000	14,092
11	Verandas at Rocky Ridge, LLC	Birmingham, AL	11/15/2013	15,600	10,205
12	Matthews Reserve II, LLC	Matthews, NC	11/19/2013	22,063	19,934
13	City West Apartments II, LLC	Orlando, FL	11/19/2013	23,562	23,293
14	Vinings Corner II, LLC	Smyrna, GA	11/19/2013	35,691	32,943
15	Uptown Park Apartments II, LLC	Altamonte Springs, FL	11/19/2013	36,590	29,809
16	St. Marin Apartments II, LLC	Coppell, TX	11/19/2013	73,078	62,441
17	Atlanta Eastwood Village LLC	Stockbridge, GA	12/12/2013	25,957	22,906
18	Atlanta Monterey Village LLC	Jonesboro, GA	12/12/2013	11,501	11,145
19	Atlanta Hidden Creek LLC	Morrow, GA	12/12/2013	5,098	4,771
20	Atlanta Meadow Springs LLC	College Park, GA	12/12/2013	13,116	13,121
21	Atlanta Meadow View LLC	College Park, GA	12/12/2013	14,354	13,176
22	Atlanta Peachtree Landing LLC	Fairburn, GA	12/12/2013	17,224	15,606
23	APH Carroll Bartram Park, LLC	Jacksonville, FL	12/31/2013	38,000	27,639
24	Plantations at Hillcrest, LLC	Mobile, AL	1/17/2014	6,930	4,786
25	Crestview at Cordova, LLC	Pensacola, FL	1/17/2014	8,500	7,959
26	APH Carroll Atlantic Beach, LLC	Atlantic Beach, FL	1/31/2014	13,025	8,608
27	Taco Bell, OK	Yukon, OK	6/4/2014	1,719	—
28	Taco Bell, MO	Marshall, MO	6/4/2014	1,405	—
29	23 Mile Road Self Storage, LLC	Chesterfield, MI	8/19/2014	5,804	4,350
30	36th Street Self Storage, LLC	Wyoming, MI	8/19/2014	4,800	3,600
31	Ball Avenue Self Storage, LLC	Grand Rapids, MI	8/19/2014	7,281	5,460
32	Ford Road Self Storage, LLC	Westland, MI	8/29/2014	4,642	3,480
33	Ann Arbor Kalamazoo Self Storage, LLC	Ann Arbor, MI	8/29/2014	4,458	3,345
34	Ann Arbor Kalamazoo Self Storage, LLC	Ann Arbor, MI	8/29/2014	8,927	6,695
35	Ann Arbor Kalamazoo Self Storage, LLC	Kalamazoo, MI	8/29/2014	2,363	1,775
36	Canterbury Green Apartments Holdings LLC	Fort Wayne, IN	9/29/2014	85,500	74,169
37	Abbie Lakes OH Partners, LLC	Canal Winchester, OH	9/30/2014	12,600	13,055
38	Kengary Way OH Partners, LLC	Reynoldsburg, OH	9/30/2014	11,500	13,502
39	Lakeview Trail OH Partners, LLC	Canal Winchester, OH	9/30/2014	26,500	23,256

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
40	Lakepoint OH Partners, LLC	Pickerington, OH	9/30/2014	11,000	14,480
41	Sunbury OH Partners, LLC	Columbus, OH	9/30/2014	13,000	14,115
42	Heatherbridge OH Partners, LLC	Blacklick, OH	9/30/2014	18,416	18,328
43	Jefferson Chase OH Partners, LLC	Blacklick, OH	9/30/2014	13,551	17,200
44	Goldenstrand OH Partners, LLC	Hilliard, OH	10/29/2014	7,810	9,600
45	Jolly Road Self Storage, LLC	Okemos, MI	1/16/2015	7,492	5,620
46	Eaton Rapids Road Self Storage, LLC	Lansing West, MI	1/16/2015	1,741	1,305
47	Haggerty Road Self Storage, LLC	Novi, MI	1/16/2015	6,700	5,025
48	Waldon Road Self Storage, LLC	Lake Orion, MI	1/16/2015	6,965	5,225
49	Tyler Road Self Storage, LLC	Ypsilanti, MI	1/16/2015	3,507	2,630
50	SSIL I, LLC	Aurora, IL	11/5/2015	34,500	26,450
51	Vesper Tuscaloosa, LLC	Tuscaloosa, AL	9/28/2016	54,500	41,250
52	Vesper Iowa City, LLC	Iowa City, IA	9/28/2016	32,750	24,825
53	Vesper Corpus Christi, LLC	Corpus Christi, TX	9/28/2016	14,250	10,800
54	Vesper Campus Quarters, LLC	Corpus Christi, TX	9/28/2016	18,350	14,175
55	Vesper College Station, LLC	College Station, TX	9/28/2016	41,500	32,058
56	Vesper Kennesaw, LLC	Kennesaw, GA	9/28/2016	57,900	44,727
57	Vesper Statesboro, LLC	Statesboro, GA	9/28/2016	7,500	5,292
58	Vesper Manhattan KS, LLC	Manhattan, KS	9/28/2016	23,250	15,921
59	JSIP Union Place, LLC	Franklin, MA	12/7/2016	64,750	51,800
60	9220 Old Lantern Way, LLC	Laurel, MD	1/30/2017	187,250	153,580
				$1,600,720	$1,312,667
The Board of Directors increased the fair value of our investment in NPRC to $987,304 as of June 30, 2017, a premium of $197,008 from its amortized cost, compared to the $116,557 unrealized appreciation, inclusive of APRC and UPRC, recorded at June 30, 2016. This increase is primarily due to improved operating performance at the property level, partially offset by a decline in our online lending portfolio value resulting from an increase in delinquent loans.
NMMB, Inc.
Prospect owns 100% of the equity of NMMB Holdings, a Consolidated Holding Company. NMMB Holdings owns 96.33% of the fully-diluted equity of NMMB (f/k/a NMMB Acquisition, Inc.), with NMMB management owning the remaining 3.67% of the equity. NMMB owns 100% of Refuel Agency, Inc. (“Refuel Agency”). Refuel Agency owns 100% of Armed Forces Communications, Inc. NMMB is an advertising media buying business.
Due to reduced operating expenses resulting from a realignment of operations, new initiatives and improved focus on core business segments, the Board of Directors increased the fair value of our investment in NMMB to $20,825 as of June 30, 2017, a discount of $2,658 to its amortized cost, compared to the discount of $13,576 to its amortized cost at June 30, 2016.
USES Corp.
We own 99.96% of USES as of June 30, 2017. USES provides industrial and environmental services in the Gulf States region. USES offers industrial services, such as tank and chemical cleaning, hydro blasting, waste management, vacuum, safety training, turnaround management, and oilfield response/remediation services.
On June 15, 2016, we provided additional $1,300 debt financing to USES and its subsidiaries in the form of additional Term Loan A debt and, in connection with such Term Loan A debt financing, USES issued to us 99,900 shares of its common stock.  On June 29, 2016, we provided additional $2,200 debt financing to USES and its subsidiaries in the form of additional Term Loan A debt and, in connection with such Term Loan A debt financing, USES issued to us 169,062 shares of its common stock.  As a result of such debt financing and recapitalization, as of June 29, 2016, we held 268,962 shares of USES common stock representing a 99.96% common equity ownership interest in USES.

Due to an industry-wide decline in emergency response activity as well as a decline in revenues from other service lines, the Board of Directors determined the fair value of our investment in USES to be $12,517 as of June 30, 2017, a discount of $51,655 from its amortized cost, compared to the $21,440 unrealized depreciation recorded at June 30, 2016.
Valley Electric Company, Inc.
We own 94.99% of Valley Electric as of June 30, 2017. Valley Electric owns 100% of the equity of VE Company, Inc., which owns 100% of the equity of Valley Electric Co. of Mt. Vernon, Inc. (“Valley”). Valley is a leading provider of specialty electrical services in the state of Washington and is among the top 50 electrical contractors in the U.S. The company, with its headquarters in Everett, Washington, offers a comprehensive array of contracting services, primarily for commercial, industrial, and transportation infrastructure applications, including new installation, engineering and design, design-build, traffic lighting and signalization, low to medium voltage power distribution, construction management, energy management and control systems, 24-hour electrical maintenance and testing, as well as special projects and tenant improvement services. Valley was founded in 1982 by the Ward family, who held the company until the end of 2012.
On December 31, 2012, we acquired 96.3% of the outstanding shares of Valley. On June 24, 2014, Prospect and management of Valley formed Valley Electric and contributed their shares of Valley stock to Valley Electric. Valley management made an additional equity investment in Valley Electric, reducing our ownership to 94.99%.
In early 2016, Valley’s project backlog and revenue steadily improved primarily due to a more robust construction market in the state of Washington and successful project execution.
Due to increased project margins partially offset by the softening of the energy markets, the Board of Directors determined the fair value of our investment in Valley Electric to be $32,509 as of June 30, 2017, a discount of $29,749 from its amortized cost, compared to the $29,345 unrealized depreciation recorded at June 30, 2016.
Our controlled investments, other than those discussed above, have seen steady or improved operating performance and are valued at $61,504 above cost. Overall, combined with those portfolio companies impacted by the energy markets and discussed above, our controlled investments at June 30, 2017 are valued at $71,044 above their amortized cost.
With the non-control/non-affiliate investments, generally, there is less volatility related to our total investments because our equity positions tend to be smaller than with our control/affiliate investments, and debt investments are generally not as susceptible to large swings in value as equity investments. For debt investments, the fair value is generally limited on the high side to each loan’s par value, plus any prepayment premium that could be imposed. Many of the debt investments in this category have not experienced a significant change in value, as they were previously valued at or near par value. Non-control/non-affiliate investments did not experience significant changes and are generally performing as expected or better. However, as of June 30, 2017, four of our non-control/non-affiliate investments, Pacific World Corporation, PrimeSport, Inc., Spartan Energy Services, Inc. and United Sporting Companies, Inc. (“USC”) are valued at discounts to amortized cost of $30,216, $23,741, $16,769 and $57,622, respectively. As of June 30, 2017, our CLO investment portfolio is valued at a $70,294 discount to amortized cost. Excluding these investments, non-control/non-affiliate investments at June 30, 2017 are valued $4,125 below their amortized cost.
Capitalization
Our investment activities are capital intensive and the availability and cost of capital is a critical component of our business. We capitalize our business with a combination of debt and equity. Our debt as of June 30, 2017 consists of: a Revolving Credit Facility availing us of the ability to borrow debt subject to borrowing base determinations; Convertible Notes which we issued in April 2012, August 2012, December 2012, April 2014 and April 2017; Public Notes which we issued in March 2013, April 2014, December 2015, and from time to time, through our 2024 Notes Follow-on Program; and Prospect Capital InterNotes® which we issue from time to time. Our equity capital is comprised entirely of common equity.

The following table shows our outstanding debt as of June 30, 2017.

	Principal Outstanding	Unamortized Discount & Debt Issuance Costs	Net Carrying Value		Fair Value (1)		Effective Interest Rate
Revolving Credit Facility(2)	$—	$4,779	$—	(3)	$—		1ML+2.25%	(6)

2017 Notes	50,734	77	50,657		51,184	(4)	5.91%	(7)
2018 Notes	85,419	394	85,025		87,660	(4)	6.42%	(7)
2019 Notes	200,000	1,846	198,154		206,614	(4)	6.51%	(7)
2020 Notes	392,000	6,458	385,542		394,689	(4)	5.38%	(7)
2022 Notes	225,000	6,737	218,263		223,875	(4)	5.63%	(7)
Convertible Notes	953,153		937,641		964,022

5.00% 2019 Notes	300,000	1,705	298,295		308,439	(4)	5.29%	(7)
2023 Notes	250,000	4,087	245,913		258,045	(4)	6.22%	(7)
2024 Notes	199,281	5,189	194,092		207,834	(4)	6.72%	(7)
Public Notes	749,281		738,300		774,318

Prospect Capital InterNotes®	980,494	14,240	966,254		1,003,852	(5)	5.55%	(8)
Total	$2,682,928		$2,642,195		$2,742,192

(1)
As permitted by ASC 825-10-25, we have not elected to value our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® at fair value. The fair value of these debt obligations are categorized as Level 2 under ASC 820 as of June 30, 2017.

(2)	The maximum draw amount of the Revolving Credit facility as of June 30, 2017 is $885,000.

(3)	Net Carrying Value excludes deferred financing costs associated with the Revolving Credit Facility. See Critical Accounting Policies and Estimates for accounting policy details.

(4)	We use available market quotes to estimate the fair value of the Convertible Notes and Public Notes.

(5)	The fair value of Prospect Capital InterNotes® is estimated by discounting remaining payments using current Treasury rates plus spread.

(6)	Represents the rate on drawn down and outstanding balances. Deferred debt issuance costs are amortized on a straight-line method over the stated life of the obligation.

(7)
The effective interest rate is equal to the effect of the stated interest, the accretion of original issue discount and amortization of debt issuance costs. For the 2024 Notes, the rate presented is a combined effective interest rate of the 2024 Notes and 2024 Notes Follow-on Program.

(8)
For the Prospect Capital InterNotes®, the rate presented is the weighted average effective interest rate. Interest expense and deferred debt issuance costs, which are amortized on a straight-line method over the stated life of the obligation, are weighted against the average year-to-date principal balance.

The following table shows the contractual maturities of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of June 30, 2017.

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$—	$—	$—	$—	$—
Convertible Notes	953,153	136,153	592,000	—	225,000
Public Notes	749,281	—	300,000	—	449,281
Prospect Capital InterNotes®	980,494	39,038	325,661	399,490	216,305
Total Contractual Obligations	$2,682,928	$175,191	$1,217,661	$399,490	$890,586

On April 6, 2017, we refinanced a majority of our debt with payments due in less than one year by issuing $225,000 aggregate principal amount of Convertible Notes due July 15, 2022 which bear interest at a rate of 4.95% per year, and repurchasing $78,766 aggregate principal amount of 2017 Notes which bear interest at a rate of 5.375% and $114,581 aggregate principal amount of 2018 Notes which bear interest at a rate of 5.75%.
The following table shows the contractual maturities of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of June 30, 2016.

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$—	$—	$—	$—	$—
Convertible Notes	1,089,000	167,500	529,500	392,000	—
Public Notes	711,380	—	—	300,000	411,380
Prospect Capital InterNotes®	908,808	8,819	257,198	360,599	282,192
Total Contractual Obligations	$2,709,188	$176,319	$786,698	$1,052,599	$693,572
Historically, we have funded a portion of our cash needs through borrowings from banks, issuances of senior securities, including secured, unsecured and convertible debt securities, or issuances of common equity. For flexibility, we maintain a universal shelf registration statement that allows for the public offering and sale of our debt securities, common stock, preferred stock, subscription rights, and warrants and units to purchase such securities in an amount up to $5,000,000 less issuances to date. As of June 30, 2017, we can issue up to $4,691,212 of additional debt and equity securities in the public market under this shelf registration. We may from time to time issue securities pursuant to the shelf registration statement or otherwise pursuant to private offerings. The issuance of debt or equity securities will depend on future market conditions, funding needs and other factors and there can be no assurance that any such issuance will occur or be successful.
Each of our Convertible Notes, Public Notes and Prospect Capital InterNotes® (collectively, our “Unsecured Notes”) are our general, unsecured obligations and rank equal in right of payment with all of our existing and future unsecured indebtedness and will be senior in right of payment to any of our subordinated indebtedness that may be issued in the future. The Unsecured Notes are effectively subordinated to our existing secured indebtedness, such as our credit facility, and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to any existing and future liabilities and other indebtedness of any of our subsidiaries.
Revolving Credit Facility
On August 29, 2014, we renegotiated our previous credit facility and closed an expanded five and a half year revolving credit facility (the “2014 Facility” or the “Revolving Credit Facility”). The lenders have extended commitments of $885,000 under the 2014 Facility as of June 30, 2017. The 2014 Facility includes an accordion feature which allows commitments to be increased up to $1,500,000 in the aggregate. The revolving period of the 2014 Facility extends through March 2019, with an additional one year amortization period (with distributions allowed) after the completion of the revolving period. During such one year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the one year amortization period, the remaining balance will become due, if required by the lenders.
The 2014 Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum equity requirements. The 2014 Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the 2014 Facility. The 2014 Facility also requires the maintenance of a minimum liquidity requirement. As of June 30, 2017, we were in compliance with the applicable covenants.
Interest on borrowings under the 2014 Facility is one-month LIBOR plus 225 basis points. Additionally, the lenders charge a fee on the unused portion of the 2014 Facility equal to either 50 basis points if at least 35% of the credit facility is drawn or 100 basis points otherwise. The 2014 Facility requires us to pledge assets as collateral in order to borrow under the credit facility.

As of June 30, 2017 and June 30, 2016, we had $665,409 and $538,456, respectively, available to us for borrowing under the Revolving Credit Facility, of which nothing was outstanding at either date. As additional eligible investments are transferred to PCF and pledged under the Revolving Credit Facility, PCF will generate additional availability up to the current commitment amount of $885,000. As of June 30, 2017, the investments, including cash and money market funds, used as collateral for the Revolving Credit Facility had an aggregate fair value of $1,618,986, which represents 26.3% of our total investments, including cash and money market funds. These assets are held and owned by PCF, a bankruptcy remote special purpose entity, and as such, these investments are not available to our general creditors. The release of any assets from PCF requires the approval of the facility agent.
In connection with the origination and amendments of the Revolving Credit Facility, we incurred $12,405 of new fees and $3,539 were carried over for continuing participants from the previous facility, all of which are being amortized over the term of the facility in accordance with ASC 470-50. As of June 30, 2017, $4,779 remains to be amortized and is reflected as deferred financing costs on the Consolidated Statements of Assets and Liabilities.
During the years ended June 30, 2017, 2016 and 2015, we recorded $12,173, $13,213 and $14,424, respectively, of interest costs, unused fees and amortization of financing costs on the Revolving Credit Facility as interest expense.
Convertible Notes
On December 21, 2010, we issued $150,000 aggregate principal amount of convertible notes that matured on December 15, 2015 (the “2015 Notes”). The 2015 Notes bore interest at a rate of 6.25% per year, payable semi-annually on June 15 and December 15 of each year, beginning June 15, 2011. Total proceeds from the issuance of the 2015 Notes, net of underwriting discounts and offering costs, were $145,200. On December 15, 2015, we repaid the outstanding principal amount of the 2015 Notes, plus interest. No gain or loss was realized on the transaction.
On February 18, 2011, we issued $172,500 aggregate principal amount of convertible notes that mature on August 15, 2016 (the “2016 Notes”), unless previously converted or repurchased in accordance with their terms. The 2016 Notes bore interest at a rate of 5.50% per year, payable semi-annually on February 15 and August 15 of each year, beginning August 15, 2011. Total proceeds from the issuance of the 2016 Notes, net of underwriting discounts and offering costs, were $167,325. Between January 30, 2012 and February 2, 2012, we repurchased $5,000 aggregate principal amount of the 2016 Notes at a price of 97.5, including commissions. The transactions resulted in our recognizing $10 of loss in the year ended June 30, 2012. On August 15, 2016, we repaid the outstanding principal amount of the 2016 Notes, plus interest. No gain or loss was realized on the transaction.
On April 16, 2012, we issued $130,000 aggregate principal amount of convertible notes that mature on October 15, 2017 (the “2017 Notes”), unless previously converted or repurchased in accordance with their terms. The 2017 Notes bear interest at a rate of 5.375% per year, payable semi-annually on April 15 and October 15 of each year, beginning October 15, 2012. Total proceeds from the issuance of the 2017 Notes, net of underwriting discounts and offering costs, were $126,035. On March 28, 2016, we repurchased $500 aggregate principal amount of the 2017 Notes at a price of 98.25, including commissions. The transaction resulted in our recognizing a $9 gain for the period ended March 31, 2016. On April 6, 2017, we repurchased $78,766 aggregate principal amount of the 2017 Notes at a price of 102.0, including commissions. The transaction resulted in our recognizing a $1,786 loss during the three months ended June 30, 2017.
On August 14, 2012, we issued $200,000 aggregate principal amount of convertible notes that mature on March 15, 2018 (the “2018 Notes”), unless previously converted or repurchased in accordance with their terms. The 2018 Notes bear interest at a rate of 5.75% per year, payable semi-annually on March 15 and September 15 of each year, beginning March 15, 2013. Total proceeds from the issuance of the 2018 Notes, net of underwriting discounts and offering costs, were $193,600. On April 6, 2017, we repurchased $114,581 aggregate principal amount of the 2018 Notes at a price of 103.5, including commissions. The transaction resulted in our recognizing a $4,700 loss during the three months ended June 30, 2017.
On December 21, 2012, we issued $200,000 aggregate principal amount of convertible notes that mature on January 15, 2019 (the “2019 Notes”), unless previously converted or repurchased in accordance with their terms. The 2019 Notes bear interest at a rate of 5.875% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2013. Total proceeds from the issuance of the 2019 Notes, net of underwriting discounts and offering costs, were $193,600.
On April 11, 2014, we issued $400,000 aggregate principal amount of convertible notes that mature on April 15, 2020 (the “2020 Notes”), unless previously converted or repurchased in accordance with their terms. The 2020 Notes bear interest at a rate of 4.75% per year, payable semi-annually on April 15 and October 15 each year, beginning October 15, 2014. Total proceeds from the issuance of the 2020 Notes, net of underwriting discounts and offering costs, were $387,500. On January 30, 2015, we repurchased $8,000 aggregate principal amount of the 2020 Notes at a price of 93.0, including commissions. As a result of this transaction, we recorded a gain of $332, in the amount of the difference between the reacquisition price and the net carrying amount of the notes, net of the proportionate amount of unamortized debt issuance costs.
On April 11, 2017, we issued $225,000 aggregate principal amount of convertible notes that mature on July 15, 2022 (the “2022 Notes”), unless previously converted or repurchased in accordance with their terms. The 2022 Notes bear interest at a rate of 4.95% per year, payable semi-annually on January 15 and July 15 each year, beginning July 15, 2017. Total proceeds from the issuance of the 2022 Notes, net of underwriting discounts and offering costs, were $218,010.
Certain key terms related to the convertible features for the 2017 Notes, the 2018 Notes, the 2019 Notes, the 2020 Notes and the 2022 Notes (collectively, the “Convertible Notes”) are listed below.

	2017 Notes	2018 Notes	2019 Notes	2020 Notes	2022 Notes
Initial conversion rate(1)	85.8442	82.3451	79.7766	80.6647	100.2305
Initial conversion price	$11.65	$12.14	$12.54	$12.40	$9.98
Conversion rate at June 30, 2017(1)(2)	87.7516	84.1497	79.8360	80.6670	100.2305
Conversion price at June 30, 2017(2)(3)	$11.40	$11.88	$12.53	$12.40	$9.98
Last conversion price calculation date	4/16/2017	8/14/2016	12/21/2016	4/11/2017	4/11/2017
Dividend threshold amount (per share)(4)	$0.101500	$0.101600	$0.110025	$0.110525	$0.083330

(1)	Conversion rates denominated in shares of common stock per $1 principal amount of the Convertible Notes converted.

(2)	Represents conversion rate and conversion price, as applicable, taking into account certain de minimis adjustments that will be made on the conversion date.

(3)	The conversion price will increase only if the current monthly dividends (per share) exceed the dividend threshold amount (per share).

(4)
The conversion rate is increased if monthly cash dividends paid to common shares exceed the monthly dividend threshold amount, subject to adjustment. Current dividend rates are at or below the minimum dividend threshold amount for further conversion rate adjustments for all bonds.

Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the notes surrendered for conversion representing accrued and unpaid interest to, but not including, the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the Convertible Notes.
No holder of Convertible Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. We will not issue any shares in connection with the conversion or redemption of the Convertible Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.
Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Convertible Notes upon a fundamental change at a price equal to 100% of the principal amount of the Convertible Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, upon a fundamental change that constitutes a non-stock change of control we will also pay holders an amount in cash equal to the present value of all remaining interest payments (without duplication of the foregoing amounts) on such Convertible Notes through and including the maturity date.
In connection with the issuance of the Convertible Notes, we incurred $31,884 of fees which are being amortized over the terms of the notes, of which $15,512 remains to be amortized and is included as a reduction within Convertible Notes on the Consolidated Statement of Assets and Liabilities as of June 30, 2017.
During the years ended June 30, 2017, 2016 and 2015, we recorded $55,217, $68,966 and $74,365, respectively, of interest costs and amortization of financing costs on the Convertible Notes as interest expense.
Public Notes
On March 15, 2013, we issued $250,000 aggregate principal amount of unsecured notes that mature on March 15, 2023 (the “2023 Notes”). The 2023 Notes bear interest at a rate of 5.875% per year, payable semi-annually on March 15 and September 15 of each year, beginning September 15, 2013. Total proceeds from the issuance of the 2023 Notes, net of underwriting discounts and offering costs, were $243,641.

On April 7, 2014, we issued $300,000 aggregate principal amount of unsecured notes that mature on July 15, 2019 (the “5.00% 2019 Notes”). Included in the issuance is $45,000 of Prospect Capital InterNotes® that were exchanged for the 5.00% 2019 Notes. The 5.00% 2019 Notes bear interest at a rate of 5.00% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2014. Total proceeds from the issuance of the 5.00% 2019 Notes, net of underwriting discounts and offering costs, were $295,998.
On December 10, 2015, we issued $160,000 aggregate principal amount of unsecured notes that mature on June 15, 2024 (the “2024 Notes”). The 2024 Notes bear interest at a rate of 6.25% per year, payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning March 15, 2016. Total proceeds from the issuance of the 2024 Notes, net of underwriting discounts and offering costs, were $155,043. On June 16, 2016, we entered into an at-the-market program with FBR Capital Markets & Co. through which we could sell, by means of at-the-market offerings, from time to time, up to $100,000 in aggregate principal amount of our existing 2024 Notes. As of June 30, 2017, we issued $199,281 in aggregate principal amount of our 2024 Notes for net proceeds of $193,253 after commissions and offering costs.
The 2023 Notes, the 5.00% 2019 Notes, and the 2024 Notes (collectively, the “Public Notes”) are direct unsecured obligations and rank equally with all of our unsecured indebtedness from time to time outstanding.
In connection with the issuance of the 2023 Notes, the 5.00% 2019 Notes, and the 2024 Notes, we incurred $13,613 of fees which are being amortized over the term of the notes, of which $9,091 remains to be amortized and is included as a reduction within Public Notes on the Consolidated Statement of Assets and Liabilities as of June 30, 2017.
During the years ended June 30, 2017, 2016 and 2015, we recorded $43,898, $36,859 and $37,063, respectively, of interest costs and amortization of financing costs on the Public Notes as interest expense.
Prospect Capital InterNotes®
On February 16, 2012, we entered into a selling agent agreement (the “Selling Agent Agreement”) with Incapital LLC, as purchasing agent for our issuance and sale from time to time of up to $500,000 of Prospect Capital InterNotes® (the “InterNotes® Offering”), which was increased to $1,500,000 in May 2014. Additional agents may be appointed by us from time to time in connection with the InterNotes® Offering and become parties to the Selling Agent Agreement.
These notes are direct unsecured obligations and rank equally with all of our unsecured indebtedness from time to time outstanding. Each series of notes will be issued by a separate trust. These notes bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance.
During the year ended June 30, 2017, we issued $138,882 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $137,150. The following table summarizes the Prospect Capital InterNotes® issued during the year ended June 30, 2017.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$138,882	4.75%–5.50%	5.08%	July 15, 2021 – June 15, 2022
During the year ended June 30, 2016, we issued $88,435 aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of $87,141. These notes were issued with stated interest rates ranging from 4.63% to 6.00% with a weighted average interest rate of 5.18%. These notes mature between July 15, 2020 and December 15, 2025. The following table summarizes the Prospect Capital InterNotes® issued during the year ended June 30, 2016.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$51,503	4.63%–6.00%	5.12%	July 15, 2020 – June 15, 2021
6.5	35,155	5.10%–5.25%	5.25%	January 15, 2022 – May 15, 2022
7	990	5.63%–6.00%	5.77%	November 15, 2022 – December 15, 2022
10	787	5.13%–6.00%	5.33%	November 15, 2025 – December 15, 2025
	$88,435

During the year ended June 30, 2017, we redeemed $49,497 aggregate principal amount of Prospect Capital InterNotes® at par with a weighted average interest rate of 4.87% in order to replace debt with shorter maturity dates. During the year ended June 30, 2017, we repaid $8,880 aggregate principal amount of Prospect Capital InterNotes® at par in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. As a result of these transactions, we recorded a loss in the amount of the unamortized debt issuance costs. The net loss on the extinguishment of Prospect Capital InterNotes® in the year ended June 30, 2017 was $525. The following table summarizes the Prospect Capital InterNotes® outstanding as of June 30, 2017.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
4	39,038	3.75%–4.00%	3.92%	November 15, 2017 – May 15, 2018
5	354,805	4.25%–5.50%	5.00%	July 15, 2018 – June 15, 2022
5.2	4,440	4.63%	4.63%	August 15, 2020 – September 15, 2020
5.3	2,686	4.63%	4.63%	September 15, 2020
5.4	5,000	4.75%	4.75%	August 15, 2019
5.5	109,068	4.25%–5.00%	4.67%	February 15, 2019 – November 15, 2020
6	2,182	4.88%	4.88%	April 15, 2021 – May 15, 2021
6.5	40,702	5.10%–5.50%	5.24%	February 15, 2020 – May 15, 2022
7	191,356	4.00%–6.55%	5.38%	June 15, 2019 – December 15, 2022
7.5	1,996	5.75%	5.75%	February 15, 2021
10	37,509	4.27%–7.00%	6.20%	March 15, 2022 – December 15, 2025
12	2,978	6.00%	6.00%	November 15, 2025 – December 15, 2025
15	17,245	5.25%–6.00%	5.36%	May 15, 2028 – November 15, 2028
18	21,532	4.13%–6.25%	5.47%	December 15, 2030 – August 15, 2031
20	4,248	5.63%–6.00%	5.84%	November 15, 2032 – October 15, 2033
25	34,218	6.25%–6.50%	6.39%	August 15, 2038 – May 15, 2039
30	111,491	5.50%–6.75%	6.22%	November 15, 2042 – October 15, 2043
	$980,494
During the year ended June 30, 2016, we repaid $7,069 aggregate principal amount of Prospect Capital InterNotes® at par in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. As a result of these transactions, we recorded a loss in the amount of the difference between the reacquisition price and the net carrying amount of the notes, net of the proportionate amount of unamortized debt issuance costs. The net gain on the extinguishment of Prospect Capital InterNotes® in the year ended June 30, 2016 was $215.

The following table summarizes the Prospect Capital InterNotes® outstanding as of June 30, 2016.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
3	$5,710	4.00%	4.00%	October 15, 2016
3.5	3,109	4.00%	4.00%	April 15, 2017
4	45,690	3.75%–4.00%	3.92%	November 15, 2017 – May 15, 2018
5	259,191	4.25%–5.75%	4.95%	July 15, 2018 – June 15, 2021
5.2	4,440	4.63%	4.63%	August 15, 2020 – September 15, 2020
5.3	2,686	4.63%	4.63%	September 15, 2020
5.4	5,000	4.75%	4.75%	August 15, 2019
5.5	109,808	4.25%–5.00%	4.65%	February 15, 2019 – November 15, 2020
6	2,197	3.38%	3.38%	April 15, 2021 – May 15, 2021
6.5	40,867	5.10%–5.50%	5.24%	February 15, 2020 – May 15, 2022
7	192,076	4.00%–6.55%	5.13%	June 15, 2019 – December 15, 2022
7.5	1,996	5.75%	5.75%	February 15, 2021
10	37,533	3.62%–7.00%	6.11%	March 15, 2022 – December 15, 2025
12	2,978	6.00%	6.00%	November 15, 2025 – December 15, 2025
15	17,325	5.25%–6.00%	5.36%	May 15, 2028 – November 15, 2028
18	22,303	4.13%–6.25%	5.53%	December 15, 2030 – August 15, 2031
20	4,462	5.63%–6.00%	5.89%	November 15, 2032 – October 15, 2033
25	35,110	6.25%–6.50%	6.39%	August 15, 2038 – May 15, 2039
30	116,327	5.50%–6.75%	6.23%	November 15, 2042 – October 15, 2043
	$908,808
In connection with the issuance of Prospect Capital InterNotes®, we incurred $24,284 of fees which are being amortized over the term of the notes, of which $14,240 remains to be amortized and is included as a reduction within Prospect Capital InterNotes® on the Consolidated Statement of Assets and Liabilities as of June 30, 2017.
During the years ended June 30, 2017, 2016 and 2015, we recorded $53,560, $48,681 and $44,808, respectively, of interest costs and amortization of financing costs on the Prospect Capital InterNotes® as interest expense.
Net Asset Value
During the year ended June 30, 2017, our net asset value decreased by $80,965, or $0.30 per share. This decrease is primarily from dividends exceeding net investment income by $52,905, or $0.15 per share, and from net realized and change in unrealized losses of $53,176, or $0.15 per share. Our net investment income decreased primarily from a decrease in interest income due to reduced returns from our structured credit investments as a result of lower future expected cash flows and a reduced interest earning asset base. Net investment income further decreased due to a decline in dividend income primarily from a non-recurring dividends received from APRC in the amount of $11,016 and a decrease in Echelon dividend in the amount of $7,050. These decreases were partially offset by lower management fees and other operating expenses. The following table shows the calculation of net asset value per share as of June 30, 2017 and June 30, 2016.

	June 30, 2017	June 30, 2016
Net assets	$3,354,952	$3,435,917
Shares of common stock issued and outstanding	360,076,933	357,107,231
Net asset value per share	$9.32	$9.62
For information about our distribution policy, see “Distributions.”
Results of Operations
Net increase in net assets resulting from operations for the years ended June 30, 2017, 2016 and 2015 was $252,906, $103,362 and $346,339, or $0.70, $0.29, and $0.98 per weighted average share, respectively. During the year ended June 30, 2017, the

$149,544 increase is primarily due to a decrease in net realized and change in unrealized losses of $46,165 recognized during the year ended June 30, 2017 compared to $267,990 of net realized and unrealized losses recognized during the year ended June 30, 2016. This fluctuation is primarily due to decreases in market yields and the competitive environment faced by our energy-related companies during the year ended June 30, 2016. The $221,825, or $0.62 per weighted average share, favorable decrease in net realized and change in unrealized losses is partially offset by a $62,901 decrease in interest income driven by a decline in returns from CLOs, a reduced interest earning asset base and additional loans on non-accrual status. Additionally, net realized and change in unrealized losses is partially offset by a $20,822 decline in dividend income primarily a non-recurring dividend received from APRC in the prior year period. (See “Investment Income”, “Net Realized Losses” and “Net Change in Unrealized Gains (Losses)” for further discussion.)
Net increase in net assets resulting from operations for the year ended June 30, 2016 was $103,362, a decrease of $242,977 compared to the year ended June 30, 2015. The decrease is primarily due to a $255,532 unfavorable increase in net realized and change in unrealized losses on investments when comparing results for the years ended June 30, 2016 and June 30, 2015. This $255,532, or $0.71 per per weighted average share, is primarily due to softening of the energy markets, non-credit related changes in the capital markets and increased default rates impacting the underlying collateral of our CLO residual interest investments. These factors resulted in an unfavorable increase in net change in unrealized and realized losses of $15,178 in our energy-related investments and $88,104 in our CLO investments for the year ended June 30, 2016. The remaining $152,250 increase in net realized and unrealized losses is primarily due to net unrealized losses for certain controlled investments, including Harbortouch, First Tower Finance and USES, partially offset by unrealized gains related to our real estate investments.
While we seek to maximize gains and minimize losses, our investments in portfolio companies can expose our capital to risks greater than those we may anticipate. These companies typically do not issue securities rated investment grade, and have limited resources, limited operating history, and concentrated product lines or customers. These are generally private companies with limited operating information available and are likely to depend on a small core of management talents. Changes in any of these factors can have a significant impact on the value of the portfolio company.

Investment Income
We generate revenue in the form of interest income on the debt securities that we own, dividend income on any common or preferred stock that we own, and fees generated from the structuring of new deals. Our investments, if in the form of debt securities, will typically have a term of one to ten years and bear interest at a fixed or floating rate. To the extent achievable, we will seek to collateralize our investments by obtaining security interests in our portfolio companies’ assets. We also may acquire minority or majority equity interests in our portfolio companies, which may pay cash or in-kind dividends on a recurring or otherwise negotiated basis. In addition, we may generate revenue in other forms including prepayment penalties and possibly consulting fees. Any such fees generated in connection with our investments are recognized as earned.
Investment income, which consists of interest income, including accretion of loan origination fees and prepayment penalty fees, dividend income and other income, including settlement of net profits interests, overriding royalty interests and structuring fees, was $701,046, $791,973 and $791,084 for the years ended June 30, 2017, 2016 and 2015, respectively. Investment income decreased from June 30, 2016 compared to June 30, 2017 primarily due to reduced returns from our structured credit investments due to lower future expected cash flows and a reduced interest earning asset base. Investment income also declined due to dividend income related to our investments in APRC and Echelon. Investment income remained relatively stable for the year ended June 30, 2016 compared to the year ended June 30, 2015 primarily due to an increase in dividend income offset by a decrease in interest income.

The following table describes the various components of investment income and the related levels of debt investments:

	Year Ended June 30,
	2017	2016	2015
Interest income	$668,717	$731,618	$748,974
Dividend income	5,679	26,501	7,663
Other income	26,650	33,854	34,447
Total investment income	$701,046	$791,973	$791,084

Average debt principal of performing investments	$5,706,090	$6,013,754	$6,183,163
Weighted average interest rate earned on performing assets	11.72%	12.17%	12.11%
Average interest income producing assets decreased from $6,013,754 for the year ended June 30, 2016 to $5,706,090 for the year ended June 30, 2017. We have not been fully invested, which along with non-performing assets, contributed to the decline. The average interest earned on interest bearing performing assets decreased from 12.17% for the year ended June 30, 2016 to 11.72% for the year ended June 30, 2017. The decrease is primarily due to reduced returns from our structured credit investments due to lower future expected cash flows. Average interest income producing assets decreased from $6,183,163 for the year ended June 30, 2015 to $6,013,754 for the year ended June 30, 2016. The average interest earned on interest bearing performing assets increased from 12.11% for the year ended June 30, 2015 to 12.17% for the year ended June 30, 2016. This moderate increase is primarily due to repayments of lower yielding portfolio investments.

Investment income is also generated from dividends and other income which is less predictable than interest income. Dividend income decreased from $26,501 for the year ended June 30, 2016 to $5,679 for the year ended June 30, 2017. The $20,822 decrease in dividend income is primarily attributable to an $11,016 dividend received during the year ended June 30, 2016 from our investment in APRC resulting from the sale of APRC’s Vista Palma Sola property. No such dividend was received from NPRC during the year ended June 30, 2017. Additionally, a $7,250 dividend was received during the year ended June 30, 2016 from our investment in Echelon, whereas only $200 of dividend was received during the year ended June 30, 2017. Additionally, the level of dividends received from our investment in CCPI and MITY decreased by $3,073 and $242, respectively, during the year ended June 30, 2017 as compared to the same period in the prior year. The decrease was partially offset by an increase of $347 in dividends received from Nationwide for the year ended June 30, 2017.

Dividend income increased from $7,663 for the year ended June 30, 2015 to $26,501 for the year ended June 30, 2016. The $18,838 increase in dividend income is primarily attributable to an $11,016 dividend received from our investment in APRC and $7,250 dividend received from our investment in Echelon. No such dividends were received from either APRC or Echelon during the year ended June 30, 2015. Additionally, we received dividends of $3,196, $3,963 and $711 related to our investments in CCPI, Nationwide and MITY, respectively, during the year ended June 30, 2016. No such dividends were received from CCPI or MITY during the year ended June 30, 2015. The increase in dividend income was partially offset by dividends of $4,425 and $1,929 received from our investments in Nationwide and First Tower Finance, respectively, during the year ended June 30, 2015. No such dividends were received from First Tower Finance during the year ended June 30, 2016.

Other income has come primarily from structuring fees, royalty interests, and settlement of net profits interests. Income from other sources decreased from $33,854 for the year ended June 30, 2016 to $26,650 for the year ended June 30, 2017. The decrease is primarily due to a $12,632 decrease in advisory fee income, which was generated from the Harbortouch transaction, as well as from follow-on investments in existing portfolio companies. This was offset by a $4,388 increase in structuring fees and by a $1,669 increase in amendment fee income, which are generated from new originations as well as from follow-on investments and amendments to existing portfolio companies. During the fiscal year ended June 30, 2015, we elected to suspend our equity raising activities. The curtailment of capital raising activities suppressed our levels of origination. Total originations decreased from $1,867,477 in the year ended June 30, 2015 to $979,102 in the year ended June 30, 2016. As a result, structuring fees fell from $28,562 in the year ended June 30, 2015 to $26,207 in the year ended June 30, 2016. Included within the $26,207 of structuring fees recognized during the year ended June 30, 2016 is a $12,909 advisory fee for the Harbortouch transaction, as well as from follow-on investments in existing portfolio companies and new originations, primarily from our investments in Crosman, PeopleConnect Intermediate, LLC (f/k/a Intelius, Inc.), Broder, Coverall North America, Inc., NPRC, Inpatient Care and System One.

Operating Expenses
Our primary operating expenses consist of investment advisory fees (base management and income incentive fees), borrowing costs, legal and professional fees and other operating and overhead-related expenses. These expenses include our allocable portion of overhead under the Administration Agreement with Prospect Administration under which Prospect Administration provides administrative services and facilities for us. Our investment advisory fees compensate the Investment Adviser for its work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other costs and expenses of our operations and transactions. Operating expenses were $394,964, $420,845 and $428,337 for the years ended June 30, 2017, 2016 and 2015, respectively.
Total gross base management fee was $124,077, $128,416 and $134,760 for the years ended June 30, 2017, 2016 and 2015, respectively. The decrease in total gross base management fee is directly related a decrease in average total assets. The Investment Adviser has entered into a servicing agreement with certain institutions who purchased loans with us, where we serve as the agent and collect a servicing fee on behalf of the Investment Adviser. We received payments of $1,203, $1,893 and $170 from these institutions for the years ended June 30, 2017, 2016 and 2015, respectively, on behalf of the Investment Adviser, for providing such services under the servicing agreement. We were given a credit for these payments as a reduction of base management fee payable by us to the Investment Adviser resulting in net base management fees of $122,874, $126,523 and $134,590 for the years ended June 30, 2017, 2016 and 2015, respectively. The net base management fee was $122,874, $126,523 and $134,590 for the years ended June 30, 2017, 2016 and 2015, respectively.
For the years ended June 30, 2017, 2016 and 2015, we incurred $76,520, $92,782 and $90,687 of income incentive fees, respectively ($0.21, $0.26 and $0.26 per weighted average share, respectively). This decrease was driven by a corresponding decrease in pre-incentive fee net investment income from $463,910 for the year ended June 30, 2016 to $382,602 for the year ended June 30, 2017, primarily from decreases in interest income due to repayments on investments and increased default rates in the underlying collateral of our CLO investments, and dividend income. No capital gains incentive fee has yet been incurred pursuant to the Investment Advisory Agreement.
During the years ended June 30, 2017, 2016 and 2015, we incurred $164,848, $167,719 and $170,660, respectively, of interest expenses related to our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® (collectively, our “Notes”). These expenses are related directly to the leveraging capacity put into place for each of those periods and the levels of indebtedness actually undertaken in those periods.
The table below describes the various expenses of our Notes and the related indicators of leveraging capacity and indebtedness during these years.

	Year Ended June 30,
	2017	2016	2015
Interest on borrowings	$142,819	$146,659	$149,312
Amortization of deferred financing costs	13,013	13,561	14,266
Accretion of discount on Public Notes	269	200	213
Facility commitment fees	8,747	7,299	6,869
Total interest and credit facility expenses	$164,848	$167,719	$170,660

Average principal debt outstanding	$2,683,254	$2,807,125	$2,830,727
Weighted average stated interest rate on borrowings(1)	5.32%	5.22%	5.27%
Weighted average interest rate on borrowings(2)	6.14%	5.97%	6.03%

(1)	Includes only the stated interest expense.

(2)	Includes the stated interest expense, amortization of deferred financing costs, accretion of discount on Public Notes and commitment fees on the undrawn portion of our Revolving Credit Facility.
Interest expense is relatively stable during the years ended June 30, 2017 and June 30, 2016. The weighted average stated interest rate on borrowings (excluding amortization, accretion and undrawn facility fees) increased from 5.22% for the year ended June 30, 2016 to 5.32% for the year ended June 30, 2017. This increase is primarily due to issuances of the 2024 Notes and Prospect Capital InterNotes® at higher rates, partially offset by the repayment and repurchases of our Convertible Notes.

The allocation of gross overhead expense from Prospect Administration was $22,882, $20,313 and $21,991 for the years ended June 30, 2017, 2016 and 2015, respectively. Prospect Administration received estimated payments of $8,760, $7,445 and $7,014 directly from our portfolio companies and certain funds managed by the Investment Adviser for legal, tax and portfolio level accounting services during the years ended June 30, 2017, 2016 and 2015, respectively. We were given a credit for these payments as a reduction of the administrative services cost payable by us to Prospect Administration. Had Prospect Administration not received these payments, Prospect Administration’s charges for its administrative services would have increased by these amounts. During the year ended June 30, 2017, other operating expenses in the amount of $876 incurred by us, which were attributable to CCPI, have been reimbursed by CCPI and are reflected as an offset to our overhead allocation. No such reimbursements or expenses occurred during the years ended June 30, 2016 or June 30, 2015. During the year ended June 30, 2016, we renegotiated the managerial assistance agreement with First Tower LLC (“First Tower”) and reversed $1,200 of previously accrued managerial assistance at First Tower Delaware, $600 of which was expensed during the three months ended June 30, 2015, as the fee was paid by First Tower, which decreased our overhead expense. During the year ended June 30, 2016, we also incurred $379 of overhead expense related to our consolidated entity SB Forging. Net overhead during the years ended June 30, 2017, 2016 and 2015 totaled $13,246, $12,647 and $14,977, respectively.
Total operating expenses, excluding investment advisory fees, interest and credit facility expenses, and allocation of overhead from Prospect Administration (“Other Operating Expenses”) were $17,476, $21,174 and $17,423 for the years ended June 30, 2017, 2016 and 2015, respectively. The decrease of $3,698 during the year ended June 30, 2017 is primarily due a reversal of excise tax previously accrued due to lower levels of taxable income, offset by a slight increase in audit, compliance and tax related fees.
Net Investment Income
Net investment income represents the difference between investment income and operating expenses. Net investment income was $306,082, $371,128 and $362,747 for the years ended June 30, 2017, 2016, 2015, respectively. The $65,046 decrease for the year ended June 30, 2017 compared to the year ended June 30, 2016 is primarily the result of a $62,901 decrease in interest income, driven primarily by a decline in interest income from reduced returns from our structured credit investments due to lower future expected cash flows, an additional $248,357 weighted average balance of loans on non-accrual status and a reduced interest earning asset base, and a $20,822 decrease in dividend income related to APRC, Echelon, CCPI and MITY discussed earlier. In addition to a decrease of $7,204 in other income due to a decrease of $12,632 of advisory fee income from the sale of Harbortouch offset by an increase of $4,888 in structuring fees and by a $1,669 increase in amendment fee income. These decreases were partially offset by a favorable $19,911 decrease in advisory fees and a decrease of $3,698 in Other Operating Expenses.
During the year ended June 30, 2016, the $8,381 increase as compared to the year ended June 30, 2015 was primarily the result of an $18,838 increase in dividend income from Echelon and APRC, and a $5,972 decrease in base management fees from a decrease in our asset base. These results were partially offset by a $17,356 decrease in interest income, primarily due to a decrease in our interest earning asset base.

Net investment income for years ended June 30, 2017, 2016, 2015 was $0.85, $1.04 and $1.03 per weighted average share, respectively. During the year ended June 30, 2017, the decrease is primarily due to a $0.19 per weighted average share decrease in interest, in addition to a $0.05 per weighted average share decrease in dividend income and a decrease of $0.03 per weighted average share in other income. This decrease was partially offset by a $0.06 per weighted average share decrease in base management fees and a $0.02 per weighted average share decrease in Other Operating Expenses.
During the year ended June 30, 2016, the increase as compared to the year ended June 30, 2015 was primarily due to a $0.02 per weighted average share decrease in advisory fees. This decrease was partially offset by a $0.07 per weighted average share decrease in interest income driven by reduced interest earning asset base and an increase of $0.05 per weighted average share in dividend income received by our investments in APRC and Echelon.
Net Realized Gains (Losses)
During the years ended June 30, 2017, 2016 and 2015, we recognized net realized losses on investments of $96,306, $24,417 and $180,423, respectively. The net realized loss during the year ended June 30, 2017 was primarily due to the sale of Gulfco assets for which we recognized a total realized loss of $66,103, of which $53,063 had been previously recorded as an unrealized loss as of June 30, 2016. Additionally, in conjunction with the restructuring of our investment in Ark-La-Tex, we wrote-down the Term Loan B to its cost basis and realized a loss of $19,818, of which $23,239 had been previously recorded as an unrealized loss as of June 30, 2016. Additionally, during the year ended June 30, 2017, four of our CLO investments were redeemed and we recorded a total loss of $17,242 to write down the amortized cost basis to its fair value.

During the year ended June 30, 2017, we repurchased $78,766 aggregate principal amount of the 2017 Notes, repurchased $114,581 aggregate principal amount of the 2018 Notes, and redeemed $58,377 aggregate principal amount of Prospect Capital InterNotes® (including amounts repaid in accordance with the Survivor’s Option). As a result of these transactions, we recognized net realized losses on debt extinguishment of $7,011 in the year ended June 30, 2017.
The net realized loss during the year ended June 30, 2016 was primarily due to the write-down of our investment in Targus of $14,194, the sale of our investments in American Gilsonite Company, ICON Health and Fitness, Inc., and Harbortouch for which we recognized total realized losses of $10,860 and the write-off of defaulted loans in our small business lending portfolio of $5,986. These losses were partially offset by net realized gains from the sale of two of our CLO investments for which we realized total gains of $3,911.
During the year ended June 30, 2016, we repurchased $500 aggregate principal amount of the 2017 Notes and repaid $7,069 aggregate principal amount of Prospect Capital InterNotes® (including amounts repaid in accordance with the Survivor’s Option). As a result of these transactions, we recognized net realized gain on debt extinguishment of $224 in the year ended June 30, 2016.
During the year ended June 30, 2015, we determined that the impairments of several of our investments (e.g., Appalachian Energy Holdings, LLC, Change Clean Energy Company, Coalbed LLC, Edmentum, Manx Energy Inc., NCT, Stryker Energy, LLC, The Healing Staff, Inc., Wind River Resources Corporation, and Yatesville Coal Company) were other-than-temporary and recorded total realized losses of $123,555 (which were previously recognized as unrealized losses) for the amount that the amortized cost exceeded the fair value. These losses were partially offset by net realized gains from the proceeds collected on warrants redeemed from Snacks Parent Corporation, litigation settlements, partial sales, and the release of escrowed amounts due to us from several portfolio companies, for which we recognized total realized gains of $6,239.
During the year ended June 30, 2015, we repurchased $8,000 aggregate principal amount of the 2020 Notes, redeemed $100,000 aggregate principal amount of our unsecured notes that were scheduled to mature on November 15, 2022 (the "6.95% 2022 Notes"), and redeemed $83,924 aggregate principal amount of Prospect Capital InterNotes® (including amounts repaid in accordance with the Survivor’s Option). As a result of these transactions, we recognized net realized losses on debt extinguishment of $3,950 in the year ended June 30, 2015.
Net Change in Unrealized Gains (Losses)
Net change in unrealized gains (losses) was $50,141, $(243,573) and $167,965 for the years ended June 30, 2017, 2016 and 2015, respectively. For the year ended June 30, 2017, the $50,141 net change in unrealized gains was primarily the result of $104,242 unrealized gains in our REITs portfolio due to improved operating performance at the property-level, and $87,550 of realized losses that were previously unrealized related to our sale of Gulfco and the restructuring of Ark-La-Tex. The remaining $141,077 increase in unrealized losses is primarily due to USC, energy-related companies, USES and our online lending portfolio. The value of our investment in USC decreased by $53,443 due to both a decline in operating performance and the overall decline in demand for firearms and ammunition. Our energy-related companies continued to face a competitive market environment and declined in value by $33,629. USES also declined in value by $30,214 due to energy-related factors as well as a decline in operating performance. Additionally, the increase in unrealized losses on our online lending portfolio of $23,791 were due to an increase in delinquent loans for the year ended June 30, 2017.
For the year ended June 30, 2016, the $(243,573) change in net unrealized losses was driven primarily due to softening of the energy markets, non-credit related changes in the capital markets and increased default rates impacting the underlying collateral of our CLO residual interest investments. These factors resulted in net unrealized losses of $86,617 in our energy-related investments and $114,131 in our CLO investments. The remaining $42,825 increase in unrealized loss is primarily due to net unrealized losses for certain controlled investments - Harbortouch, First Tower Finance and USES. Our investment in Harbortouch was sold and the previously recorded unrealized gain was reversed. Additionally, First Tower Finance and USES experienced a decline in operating results contributing $21,471 and $17,148 of unrealized losses during the year ended June 30, 2016. These combined increases in unrealized losses in certain controlled investments were partially offset by unrealized appreciation in our real estate portfolio due to improved operating performance at the property level and selected cap rates, partially offset by a decline in our online lending portfolio value resulting from an increase in delinquent loans.
Financial Condition, Liquidity and Capital Resources
For the years ended June 30, 2017, 2016 and 2015, our operating activities provided $376,201, $861,869 and $45,464 of cash, respectively. There were no investing activities for the years ended June 30, 2017, 2016 and 2015. Financing activities used $375,916, $654,097 and $69,663 of cash during the years ended June 30, 2017, 2016 and 2015, respectively, which included dividend payments of $333,623, $336,637 and $414,833, respectively.

Our primary uses of funds have been to continue to invest in portfolio companies, through both debt and equity investments, repay outstanding borrowings and to make cash distributions to holders of our common stock.
Our primary sources of funds have historically been issuances of debt and equity. More recently, we have and may continue to fund a portion of our cash needs through repayments and opportunistic sales of our existing investment portfolio. We may also securitize a portion of our investments in unsecured or senior secured loans or other assets. Our objective is to put in place such borrowings in order to enable us to expand our portfolio. During the year ended June 30, 2017, we borrowed $635,000 and made repayments totaling $635,000 under the Revolving Credit Facility. As of June 30, 2017, we had, net of unamortized discount and debt issuance costs, $937,641 outstanding on the Convertible Notes, $738,300 outstanding on the Public Notes and $966,254 outstanding on the Prospect Capital InterNotes®, and no outstanding balance on the Revolving Credit Facility. (See “Capitalization” above.)
Undrawn committed revolvers and delayed draw term loans to our portfolio companies incur commitment and unused fees ranging from 0.00% to 4.00%. As of June 30, 2017 and June 30, 2016, we had $22,925 and $40,560, respectively, of undrawn revolver and delayed draw term loan commitments to our portfolio companies. The fair value of our undrawn committed revolvers and delayed draw term loans was zero as of June 30, 2017 and June 30, 2016.
Our shareholders’ equity accounts as of June 30, 2017, June 30, 2016 and June 30, 2015 reflect cumulative shares issued, net of shares repurchased, as of those respective dates. Our common stock has been issued through public offerings, a registered direct offering, the exercise of over-allotment options on the part of the underwriters, our dividend reinvestment plan and in connection with the acquisition of certain controlled portfolio companies. When our common stock is issued, the related offering expenses have been charged against paid-in capital in excess of par. All underwriting fees and offering expenses were borne by us.
As part of our Repurchase Program, we delivered a notice with our annual proxy mailing on September 21, 2016 and our most recent notice was delivered with a shareholder letter mailing on August 2, 2017. This notice extends for six months after the date that notice is delivered. We did not repurchase any shares of our common stock for the year ended June 30, 2017. During the year ended June 30, 2016, we repurchased 4,708,750 shares of our common stock pursuant to our publicly announced Repurchase Program for $34,140, or approximately $7.25 weighted average price per share at approximately a 30% discount to net asset value as of June 30, 2015. Our NAV per share was increased by approximately $0.02 for the year ended June 30, 2016 as a result of the share repurchases.
On November 3, 2016, our Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration Statement, we can issue up to $4,691,212 of additional debt and equity securities in the public market as of June 30, 2017.
Off-Balance Sheet Arrangements
As of June 30, 2017, we did not have any off-balance sheet liabilities or other contractual obligations that are reasonably likely to have a current or future material effect on our financial condition, other than those which originate from 1) the investment advisory and management agreement and the administration agreement and 2) the portfolio companies.
Recent Developments
We have provided notice to call on July 11, 2017, which settled on August 15, 2017, $41,441 of our Prospect Capital InterNotes® at par maturing between February 15, 2018 and February 15, 2019, with a weighted average rate of 4.83%.
On July 19, 2017, we received $17,926 and $22,167 as a partial return of capital on our investments in Voya CLO 2012-2, Ltd. and Voya CLO 2012-3, Ltd., respectively.
During the period from July 19, 2017 through August 16, 2017, we made a $11,000 follow-on first lien senior debt investment in RGIS Services, LLC.
On July 25, 2017, EZShield Parent, Inc. repaid the $14,963 Senior Secured Term Loan A and $15,000 Senior Secured Term Loan B receivable to us.
On July 28, 2017, Global Employment Solutions, Inc. repaid the $48,131 loan receivable to us.
On August 7, 2017, Water Pik, Inc. repaid the $13,739 loan receivable to us.
We have provided notice to call on August 11, 2017, which settled on September 15, 2017, $48,539 of our Prospect Capital InterNotes® at par maturing between March 15, 2018 and September 15, 2019, with a weighted average rate of 4.89%.
On August 14, 2017, we announced the then current conversion rate on the 2018 Notes as 84.1497 shares of common stock per
$1 principal amount of the 2018 Notes converted, which is equivalent to a conversion price of approximately $11.88.

We have provided notice to call on September 11, 2017, which settled on October 15, 2017, $55,351 of our Prospect Capital InterNotes® at par maturing between April 15, 2018 and October 15, 2019, with a weighted average rate of 4.85%.
On September 22, 2017, we made a $21,000 Senior Secured Term Loan A and a $17,000 Senior Secured Term Loan B debt investment in Matrixx Initiatives, Inc.
On September 25, 2017, Traeger Pellet Grills LLC repaid the $47,094 Senior Secured Term Loan A and $56,031 Senior Secured Term Loan B loan receivable to us.
On September 25, 2017, we made a $5,000 first lien senior secured and $35,000 second lien senior secured debt investment in Engine Group, a marketing services firm, in order to support a refinancing.
On September 25, 2017, we made a $10,000 first lien senior secured debt investment to fund a dividend recapitalization in Ingenio, LLC, which operates as an online personal advice marketplace and as a provider of digital entertainment media.
On September 29, 2017, we made a $32,000 first lien senior secured debt investment to support operations and a refinancing of AgaMatrix, Inc., a leading developer, manufacturer, and marketer of diabetes monitoring care solutions.
On September 27, 2017, we made a $22,000 follow-on first lien senior secured debt investment in Instant Web, LLC to fund a dividend recapitalization.
We have provided notice to call on October 9, 2017 with settlement on November 15, 2017, $27,181 of our Prospect Capital InterNotes® at par maturing between May 15, 2018 and November 15, 2019, with a weighted average rate of 4.70%.
On October 16, 2017, we made a $27,500 second lien secured investment in Transplace Holdings, a provider of transportation management solutions, in support of an acquisition of the company.
During the period from July 10, 2017 through October 10, 2017, we made three follow-on investments in NPRC totaling $29,588 to support the online consumer lending initiative. We invested $10,356 of equity through NPH and $19,232 of debt directly to
NPRC and its wholly-owned subsidiaries. In addition, we received a partial repayment of $4,034 of our loans previously outstanding with NPRC. We also provided $1,112 of debt and $6,862 of equity financing to NPRC which was used to fund capital expenditures for existing properties.
During the period from July 1, 2017 through October 26, 2017 we issued $39,867 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $39,271.
On August 28, 2017, we announced the declaration of monthly dividends in the following amounts and with the following dates:

•	$0.06 per share for September 2017 to holders of record on September 29, 2017 with a payment date of October 19, 2017.

•	$0.06 per share for October 2017 to holders of record on October 31, 2017 with a payment date of November 22, 2017.
Critical Accounting Policies and Estimates
Basis of Presentation and Consolidation
The accompanying consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) pursuant to the requirements for reporting on Form 10-K, ASC 946, Financial Services—Investment Companies (“ASC 946”), and Articles 3, 6 and 12 of Regulation S-X. Under the 1940 Act, ASC 946, and the regulations pursuant to Article 6 of Regulation S-X, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services to benefit us. Our consolidated financial statements include the accounts of Prospect, PCF, PSBL, PYC, and the Consolidated Holding Companies. All intercompany balances and transactions have been eliminated in consolidation. The financial results of our non-substantially wholly-owned holding companies and operating portfolio company investments are not consolidated in the financial statements. Any operating companies owned by the Consolidated Holding Companies are not consolidated.
Reclassifications

Certain reclassifications have been made in the presentation of prior consolidated financial statements and accompanying notes to conform to the presentation as of and for the year ended June 30, 2017.

Use of Estimates
The preparation of the consolidated financial statements in accordance with GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, creditworthiness of the issuers of our investment portfolio and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.
Investment Classification
We are a non-diversified company within the meaning of the 1940 Act. As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of more than 25% of the voting securities of an investee company. Under the 1940 Act, “Affiliate Investments” are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments.
As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). As of June 30, 2017 and June 30, 2016, our qualifying assets as a percentage of total assets, stood at 71.75% and 74.58%, respectively.
Investment Transactions
Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. In accordance with ASC 325-40, Beneficial Interest in Securitized Financial Assets, investments in CLOs are periodically assessed for other-than-temporary impairment (“OTTI”). When the Company determines that a CLO has OTTI, the amortized cost basis of the CLO is written down to its fair value as of the date of the determination based on events and information evaluated and that write-down is recognized as a realized loss. Amounts for investments traded but not yet settled are reported in Due to Broker or Due from Broker, in the Consolidated Statements of Assets and Liabilities.
Foreign Currency
Foreign currency amounts are translated into US Dollars (USD) on the following basis:

i.	fair value of investment securities, other assets and liabilities—at the spot exchange rate on the last business day of the period; and

ii.	purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such investment transactions, income or expenses.
We do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held or disposed of during the period. Such fluctuations are included within the net realized and net change in unrealized gains or losses from investments in the Consolidated Statements of Operations.
Investment Risks
Our investments are subject to a variety of risks. Those risks include the following:
Market Risk
Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.

Credit Risk
Credit risk represents the risk that we would incur if the counterparties failed to perform pursuant to the terms of their agreements with us.
Liquidity Risk
Liquidity risk represents the possibility that we may not be able to rapidly adjust the size of our investment positions in times of high volatility and financial stress at a reasonable price.
Interest Rate Risk
Interest rate risk represents a change in interest rates, which could result in an adverse change in the fair value of an interest-bearing financial instrument.
Prepayment Risk
Many of our debt investments allow for prepayment of principal without penalty. Downward changes in interest rates may cause prepayments to occur at a faster than expected rate, thereby effectively shortening the maturity of the security and making us less likely to fully earn all of the expected income of that security and reinvesting in a lower yielding instrument.
Structured Credit Related Risk

CLO investments may be riskier and less transparent to us than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.
Online Small-and-Medium-Sized Business Lending Risk
With respect to our online SME lending initiative, we invest primarily in marketplace loans through marketplace lending facilitators.  We do not conduct loan origination activities ourselves. Therefore, our ability to purchase SME loans, and our ability to grow our portfolio of SME loans, is directly influenced by the business performance and competitiveness of the marketplace loan origination business of the marketplace lending facilitators from which we purchase SME loans. In addition, our ability to analyze the risk-return profile of SME loans is significantly dependent on the marketplace facilitators’ ability to effectively evaluate a borrower's credit profile and likelihood of default. If we are unable to effectively evaluate borrowers' credit profiles or the credit decisioning and scoring models implemented by each facilitator, we may incur unanticipated losses which could adversely impact our operating results.
Foreign Currency
Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.
Investment Valuation
To value our investments, we follow the guidance of ASC 820, Fair Value Measurement (“ASC 820”), that defines fair value, establishes a framework for measuring fair value in conformity with accounting principles generally accepted in the United States of America (“GAAP”), and requires disclosures about fair value measurements. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.
ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:
Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.
Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.
Level 3: Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.
Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.
Investments for which market quotations are readily available are valued at such market quotations.
For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below.

1.	Each portfolio company or investment is reviewed by our investment professionals with independent valuation firms engaged by our Board of Directors.

2.	The independent valuation firms prepare independent valuations for each investment based on their own independent assessments and issue their report.

3.
The Audit Committee of our Board of Directors reviews and discusses with the independent valuation firms the valuation reports, and then makes a recommendation to the Board of Directors of the value for each investment.

4.
The Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the respective independent valuation firm and the Audit Committee.

Our non-CLO investments are valued utilizing a yield technique, enterprise value (“EV”) technique, net asset value technique, liquidation technique, discounted cash flow technique, or a combination of techniques, as appropriate. The yield technique uses loan spreads for loans and other relevant information implied by market data involving identical or comparable assets or liabilities. Under the EV technique, the EV of a portfolio company is first determined and allocated over the portfolio company’s securities in order of their preference relative to one another (i.e., “waterfall” allocation). To determine the EV, we typically use a market (multiples) valuation approach that considers relevant and applicable market trading data of guideline public companies, transaction metrics from precedent merger and acquisitions transactions, and/or a discounted cash flow technique. The net asset value technique, an income approach, is used to derive a value of an underlying investment (such as real estate property) by dividing a relevant earnings stream by an appropriate capitalization rate. For this purpose, we consider capitalization rates for similar properties as may be obtained from guideline public companies and/or relevant transactions. The liquidation technique is intended to approximate the net recovery value of an investment based on, among other things, assumptions regarding liquidation proceeds based on a hypothetical liquidation of a portfolio company’s assets. The discounted cash flow technique converts future cash flows or earnings to a range of fair values from which a single estimate may be derived utilizing an appropriate discount rate. The fair value measurement is based on the net present value indicated by current market expectations about those future amounts.
In applying these methodologies, additional factors that we consider in valuing our investments may include, as we deem relevant: security covenants, call protection provisions, and information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; the principal markets in which the portfolio company does business; publicly available financial ratios of peer companies; the principal market; and enterprise values, among other factors.
Our investments in CLOs are classified as Level 3 fair value measured securities under ASC 820 and are valued primarily using a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows from the underlying assets and liabilities.  These cash flows, after payments to debt tranches senior to our equity positions, are discounted using appropriate market discount rates, and relevant data in the CLO market as well as certain benchmark credit indices are considered, to determine the value of each CLO investment.  In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the multi-path cash flows.  We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold, as those portfolios are managed by non-affiliated third party CLO collateral managers. The main risk factors are default risk, prepayment risk, interest rate risk, downgrade risk, and credit spread risk.
Valuation of Other Financial Assets and Financial Liabilities

ASC 825, Financial Instruments, specifically ASC 825-10-25, permits an entity to choose, at specified election dates, to measure eligible items at fair value (the “Fair Value Option”). We have not elected the Fair Value Option to report selected financial assets and financial liabilities. See Note 8 in the accompanying Consolidated Financial Statements for further discussion of our financial liabilities that are measured using another measurement attribute.
Convertible Notes
We have recorded the Convertible Notes at their contractual amounts. We have determined that the embedded conversion options in the Convertible Unsecured Notes are not required to be separately accounted for as a derivative under ASC 815, Derivatives and Hedging. See Note 5 in the accompanying Consolidated Financial Statements for further discussion.
Revenue Recognition
Realized gains or losses on the sale of investments are calculated using the specific identification method.
Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Loan origination fees, original issue discount, and market discounts are capitalized and accreted into interest income over the respective terms of the applicable loans using the effective interest method or straight-line, as applicable, and adjusted only for material amendments or prepayments. Upon a prepayment of a loan, prepayment premiums, original issue discount, or market discounts are recorded as interest income. Other income generally includes amendment fees, commitment fees, administrative agent fees and structuring fees which are recorded when earned.
Loans are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Unpaid accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis depending upon management’s judgment of the collectibility of the loan receivable. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management’s judgment, is likely to remain current. As of June 30, 2017, approximately 2.5% of our total assets at fair value are in non-accrual status.
Interest income from investments in the “equity” class of security of CLO funds (typically preferred shares, income notes or subordinated notes) and “equity” class of security of securitized trust is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC 325-40, Beneficial Interests in Securitized Financial Assets. We monitor the expected cash inflows from our CLO and securitized trust equity investments, including the expected residual payments, and the effective yield is determined and updated periodically.
Dividend income is recorded on the ex-dividend date.
Structuring fees and similar fees are recognized as income is earned, usually when paid. Structuring fees, excess deal deposits, net profits interests and overriding royalty interests are included in other income. See Note 10 in the accompanying Consolidated Financial Statements for further discussion.
Federal and State Income Taxes
We have elected to be treated as a RIC and intend to continue to comply with the requirements of the Code applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.
If we do not distribute (or are not deemed to have distributed) at least 98% of our annual ordinary income and 98.2% of our capital gains in the calendar year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual ordinary income and 98.2% of our capital gains exceed the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income. As of June 30, 2017, we do not expect to have any excise tax due for the 2017 calendar year. Thus, we have not accrued any excise tax for this period.
If we fail to satisfy the annual distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate income tax rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our shareholders our accumulated earnings and profits attributable to non-RIC years. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.
We follow ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the consolidated financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. June 2017As of June 30, 2017 and 2016, we did not record any unrecognized tax benefits or liabilities. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although we file both federal and state income tax returns, our major tax jurisdiction is federal. Our federal tax returns for the tax years ended August 31, 2014 and thereafter remain subject to examination by the Internal Revenue Service.
Dividends and Distributions
Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a monthly dividend or distribution is approved by our Board of Directors quarterly and is generally based upon our management’s estimate of our future taxable earnings. Net realized capital gains, if any, are distributed at least annually.
Financing Costs
We record origination expenses related to our Revolving Credit Facility and the Unsecured Notes as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method over the stated life of the obligation for our Revolving Credit Facility. The same methodology is used to approximate the effective yield method for our Prospect Capital InterNotes® and our 2024 Notes Follow-on Program. The effective interest method is used for our remaining Unsecured Notes over the respective expected life or maturity. In the event that we modify or extinguish our debt before maturity, we follow the guidance in ASC 470-50, Modification and Extinguishments (“ASC 470-50”). For modifications to or exchanges of our Revolving Credit Facility, any unamortized deferred costs relating to lenders who are not part of the new lending group are expensed. For extinguishments of our Unsecured Notes, any unamortized deferred costs are deducted from the carrying amount of the debt in determining the gain or loss from the extinguishment.
For the year ended June 30, 2017, we have changed our method of presentation relating to debt issuance costs in accordance with ASU 2015-03, Interest - Imputation of Interest (Subtopic 835-30). Prior to July 1, 2016, our policy was to present debt issuance costs in Deferred financing costs as an asset on the Consolidated Statements of Assets and Liabilities, net of accumulated amortization. Beginning with the period ended September 30, 2016, we have presented these costs, except those incurred by the Revolving Credit Facility, as a direct deduction to our Unsecured Notes. Unamortized deferred financing costs of $40,526, $44,140, $57,010, and $37,607 previously reported as an asset on the Consolidated Statements of Assets and Liabilities for the years ended June 30, 2016, 2015, 2014, and 2013, respectively, have been reclassified as a direct deduction to the respective Unsecured Notes (see Notes 5, 6, and 7 in the accompanying Consolidated Financial Statements for further discussion).
We may record registration expenses related to shelf filings as prepaid expenses. These expenses consist principally of SEC registration fees, legal fees and accounting fees incurred. These prepaid expenses are charged to capital upon the receipt of proceeds from an equity offering or charged to expense if no offering is completed. As of June 30, 2017 and June 30, 2016, there are no prepaid expenses related to registration expenses and all amounts incurred have been expensed.
Guarantees and Indemnification Agreements
We follow ASC 460, Guarantees (“ASC 460”). ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual consolidated financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees.

Per Share Information
Net increase or decrease in net assets resulting from operations per share is calculated using the weighted average number of common shares outstanding for the period presented. In accordance with ASC 946, convertible securities are not considered in the calculation of net asset value per share.
Recent Accounting Pronouncements
In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), which amends the financial instruments impairment guidance so that an entity is required to measure expected credit losses for financial assets based on historical experience, current conditions and reasonable and supportable forecasts. As such, an entity will use forward-looking information to estimate credit losses. ASU 2016-13 also amends the guidance in FASB ASC Subtopic No. 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, related to the subsequent measurement of accretable yield recognized as interest income over the life of a beneficial interest in securitized financial assets under the effective yield method. ASU 2016-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted as of the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. We are currently evaluating the impact, if any, of adopting this ASU on our consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (“ASU 2016-15”), which addresses certain aspects of cash flow statement classification. One such amendment requires cash payments for debt prepayment or debt extinguishment costs to be classified as cash outflows for financing activities. ASU 2016-15 is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period. An entity that elects early adoption must adopt all of the amendments in the same period. The adoption of the amended guidance in ASU 2016-15 is not expected to have a significant effect on our consolidated financial statements and disclosures.
In October 2016, the SEC adopted significant reforms under the 1940 Act that impose extensive new disclosure and reporting obligations on most 1940 Act funds (collectively, the “Reporting Rules”). The Reporting Rules greatly expand the volume of information regarding fund portfolio holdings and investment practices that must be disclosed. The adopted amendments to Regulation S-X for 1940 Act funds and BDCs include an update to the disclosures for investments in and advances to affiliates, and the requirement to include in their financial statements a standardized schedule containing detailed information about derivative investments (among other changes). The amendments to Regulation S-X are effective for reporting periods ending after August 1, 2017, and adoption of the amended reform is not expected to have a significant effect on our consolidated financial statements and disclosures.
QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK
We are subject to financial market risks, including changes in interest rates and equity price risk. Interest rate sensitivity refers to the change in our earnings that may result from changes in the level of interest rates impacting some of the loans in our portfolio which have floating interest rates. Additionally, because we fund a portion of our investments with borrowings, our net investment income is affected by the difference between the rate at which we invest and the rate at which we borrow. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. See “Risk Factors - Risks Relating to Our Business - Changes in interest rates may affect our cost of capital and net investment income.”
Our debt investments may be based on floating rates or fixed rates. For our floating rate loans the rates are determined from the LIBOR, EURO Interbank Offer Rate, the Federal Funds Rate or the Prime Rate. The floating interest rate loans may be subject to a LIBOR floor. Our loans typically have durations of one to three months after which they reset to current market interest rates. As of June 30, 2017, 90.4% of the interest earning investments in our portfolio, at fair value, bore interest at floating rates.
We also have a revolving credit facility and certain Prospect Capital InterNotes® issuances that are based on floating LIBOR rates. Interest on borrowings under the revolving credit facility is one-month LIBOR plus 225 basis points with no minimum LIBOR floor and there is no outstanding balance as of June 30, 2017. Interest on five Prospect Capital InterNotes® is three-month LIBOR plus a range of 300 to 350 basis points with no minimum LIBOR floor. The Convertible Notes, Public Notes and remaining Prospect Capital InterNotes® bear interest at fixed rates.

The following table shows the approximate annual impact on net investment income of base rate changes in interest rates (considering interest rate flows for floating rate instruments, excluding our investments in CLO residual interests) to our loan portfolio and outstanding debt as of June 30, 2017, assuming no changes in our investment and borrowing structure:

(in thousands) Basis Point Change	Interest Income	Interest Expense	Net Income	Net Investment Income (1)
Up 300 basis points	$99,317	$43	$99,274	$79,419
Up 200 basis points	63,596	29	63,567	50,854
Up 100 basis points	28,356	14	28,342	22,674
Down 100 basis points	(6,522)	(19)	(6,503)	(5,202)

(1)	Includes the impact of income incentive fees. See Note 13 in the accompanying Consolidated Financial Statements for more information on income incentive fees.

As of June 30, 2017, one and three month LIBOR was 1.23% and 1.30%, respectively.

We may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of higher interest rates with respect to our portfolio of investments. During the year ended June 30, 2017, we did not engage in hedging activities.
REPORT OF MANAGEMENT ON INTERNAL CONTROL OVER FINANCIAL REPORTING
Management is responsible for establishing and maintaining adequate internal control over financial reporting, and for performing an assessment of the effectiveness of internal control over financial reporting as of June 30, 2017. Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting includes those policies and procedures that (i) pertain to assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on the financial statements.
Management performed an assessment of the effectiveness of the Company’s internal control over financial reporting as of June 30, 2017 based upon criteria in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on our assessment, management determined that the Company’s internal control over financial reporting was effective as of June 30, 2017 based on the criteria on Internal Control—Integrated Framework (2013) issued by COSO. There were no changes in our internal control over financial reporting during the quarter ended June 30, 2017 that have materially affected, or are reasonably likely to affect, our internal control over financial reporting.
Our management’s assessment of the effectiveness of our internal control over financial reporting as of June 30, 2017 has been audited by BDO USA, LLP, an independent registered public accounting firm, as stated in their report which appears herein.
USE OF PROCEEDS
Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from selling Securities pursuant to this prospectus initially to maintain balance sheet liquidity, involving repayment of debt under our credit facility, if any, investments in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objective. Interest on borrowings under the credit facility is one-month LIBOR plus 225 basis points, with no minimum LIBOR floor. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if at least thirty-five percent of the credit facility is drawn or 100 basis points otherwise. A supplement to this prospectus relating to each offering will provide additional detail, to the extent known at the time, regarding the use of the proceeds from such offering including any intention to utilize proceeds to pay expenses in order to avoid sales of long-term assets.

We anticipate that substantially all of the net proceeds of an offering of Securities pursuant to this prospectus will be used for the above purposes within six months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions, and will be so used within two years. In addition, we expect that there will be several offerings pursuant to this prospectus; we expect that substantially all of the proceeds from all offerings will be used within three years. Pending our new investments, we plan to invest a portion of net proceeds in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment and other general corporate purposes. The management fee payable by us will not be reduced while our assets are invested in such securities, which may generate a loss to the Company. See “Regulation—Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

FORWARD-LOOKING STATEMENTS
Our annual report on Form 10-K for the year ended June 30, 2017, any of our quarterly reports on Form 10-Q or current reports on Form 8-K, or any other oral or written statements made in press releases or otherwise by or on behalf of Prospect Capital Corporation including this prospectus may contain forward-looking statements within the meaning of the Section 21E of the Securities Exchange Act of 1934, as amended, which involve substantial risks and uncertainties. Forward-looking statements predict or describe our future operations, business plans, business and investment strategies and portfolio management and the performance of our investments and our investment management business. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes,” and “scheduled” and variations of these words and similar expressions are intended to identify forward-looking statements. Our actual results or outcomes may differ materially from those anticipated. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	difficulty in obtaining financing or raising capital, especially in the current credit and equity environment;

•	the level and volatility of prevailing interest rates and credit spreads, magnified by the current turmoil in the credit markets;

•	adverse developments in the availability of desirable loan and investment opportunities whether they are due to competition, regulation or otherwise;

•	a compression of the yield on our investments and the cost of our liabilities, as well as the level of leverage available to us;

•	our regulatory structure and tax treatment, including our ability to operate as a business development company and a regulated investment company;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the ability of the Investment Adviser to locate suitable investments for us and to monitor and administer our investments; and

•
authoritative generally accepted accounting principles or policy changes from such standard-setting bodies as the Financial Accounting Standards Board, the Securities and Exchange Commission, Internal Revenue Service, the NASDAQ Global Select Market, and other authorities that we are subject to, as well as their counterparts in any foreign jurisdictions where we might do business.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus.

DISTRIBUTIONS
Through March 2010, we made quarterly distributions to our stockholders out of assets legally available for distribution. In June 2010, we changed our distribution policy from a quarterly payment to a monthly payment. To the extent prudent and practicable, we currently intend to continue making distributions on a monthly basis. Our ability to pay distributions could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants. Our distributions, if any, will be determined by our Board of Directors. Certain amounts of the monthly distributions may from time to time be paid out of our capital rather than from earnings for the quarter as a result of our deliberate planning or by accounting reclassifications.
As a RIC, we generally are not subject to U.S. federal income tax on income and gains we distribute each taxable year to our stockholders, provided that in such taxable year, we distribute an amount equal to at least 90% of our investment company taxable income (as defined by the Code) to our stockholders. Any undistributed taxable income is subject to U.S. federal income tax. In addition, we will be subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our ordinary income recognized during the calendar year, (ii) 98.2% of our capital gain net income, as defined by the Code, recognized for the one year period ending October 31 in that calendar year and (iii) any income recognized, but not distributed, in preceding years.
We did not have an excise tax liability for the calendar year ended December 31, 2016. As of June 30, 2017, we do not expect to have any excise tax due for the 2017 calendar year. Tax characteristics of all distributions will be reported to stockholders, as appropriate, on Form 1099-DIV after the end of the calendar year.
In addition, although we currently intend to distribute realized net capital gains (which we define as net long-term capital gains in excess of short-term capital losses), if any, at least annually out of the assets legally available for such distributions, we may decide in the future to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are described under “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

During the years ended June 30, 2017 and June 30, 2016, we distributed approximately $359.0 million and $356.1 million, respectively, to our stockholders. The following table summarizes our distributions declared and payable for the years ended June 30, 2016 and June 30, 2017.

Declaration Date	Record Date	Payment Date	Amount Per Share	Amount Distributed (in thousands)
5/6/2015	7/31/2015	8/20/2015	$0.083330	$29,909
5/6/2015	8/31/2015	9/17/2015	0.083330	29,605
8/24/2015	9/30/2015	10/22/2015	0.083330	29,601
8/24/2015	10/30/2015	11/19/2015	0.083330	29,600
11/4/2015	11/30/2015	12/24/2015	0.083330	29,611
11/4/2015	12/31/2015	1/21/2016	0.083330	29,616
11/4/2015	1/29/2016	2/18/2016	0.083330	29,641
2/9/2016	2/29/2016	3/24/2016	0.083330	29,663
2/9/2016	3/31/2016	4/21/2016	0.083330	29,674
2/9/2016	4/29/2016	5/19/2016	0.083330	29,702
5/9/2016	5/31/2016	6/23/2016	0.083330	29,730
5/9/2016	6/30/2016	7/21/2016	0.083330	29,758
Total declared and payable for the year ended June 30, 2016				$356,110

5/9/2016	7/29/2016	8/18/2016	$0.083330	$29,783
5/9/2016	8/31/2016	9/22/2016	0.083330	29,809
8/25/2016	9/30/2016	10/20/2016	0.083330	29,837
8/25/2016	10/31/2016	11/17/2016	0.083330	29,863
11/8/2016	11/30/2016	12/22/2016	0.083330	29,890
11/8/2016	12/30/2016	1/19/2017	0.083330	29,915
11/8/2016	1/31/2017	2/16/2017	0.083330	29,940
2/7/2017	2/28/2017	3/23/2017	0.083330	29,963
2/7/2017	3/31/2017	4/20/2017	0.083330	29,989
2/7/2017	4/28/2017	5/18/2017	0.083330	29,994
5/9/2017	5/31/2017	6/22/2017	0.083330	29,999
5/9/2017	6/30/2017	7/20/2017	0.083330	30,005
Total declared and payable for the year ended June 30, 2017				$358,987
Dividends and distributions to common stockholders are recorded on the ex-dividend date. As such, the table above includes distributions with record dates during the years ended June 30, 2017 and June 30, 2016. It does not include distributions previously declared to stockholders of record on any future dates, as those amounts are not yet determinable. The following dividends were previously declared and will be payable subsequent to June 30, 2017:

•	$0.08333 per share for July 2017 to holders of record on July 31, 2017 with a payment date of August 24, 2017;

•	$0.08333 per share for August 2017 to holders of record on August 31, 2017 with a payment date of September 21, 2017;

•	$0.06 per share for September 2017 to holders of record on September 29, 2017 with a payment date of October 19, 2017; and

•	$0.06 per share for October 2017 to holders of record on October 31, 2017 with a payment date of November 22, 2017.

SENIOR SECURITIES
Information about our senior securities is shown in the following table as of each fiscal year ended June 30 for the fiscal years ended June 30, 2008 through June 30, 2017. (All figures in this item are in thousands except per unit data.)

Credit Facility	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Fiscal 2017 (as of June 30, 2017)	$—	$—	—	—
Fiscal 2016 (as of June 30, 2016)	—	—	—	—
Fiscal 2015 (as of June 30, 2015)	368,700	18,136	—	—
Fiscal 2014 (as of June 30, 2014)	92,000	69,470	—	—
Fiscal 2013 (as of June 30, 2013)	124,000	34,996	—	—
Fiscal 2012 (as of June 30, 2012)	96,000	22,668	—	—
Fiscal 2011 (as of June 30, 2011)	84,200	18,065	—	—
Fiscal 2010 (as of June 30, 2010)	100,300	8,093	—	—
Fiscal 2009 (as of June 30, 2009)	124,800	5,268	—	—
Fiscal 2008 (as of June 30, 2008)	91,167	5,712	—	—

2015 Notes(5)
Fiscal 2016 (as of June 30, 2016)	$—	N/A	—	—
Fiscal 2015 (as of June 30, 2015)	150,000	44,579	—	—
Fiscal 2014 (as of June 30, 2014)	150,000	42,608	—	—
Fiscal 2013 (as of June 30, 2013)	150,000	28,930	—	—
Fiscal 2012 (as of June 30, 2012)	150,000	14,507	—	—
Fiscal 2011 (as of June 30, 2011)	150,000	10,140	—	—

2016 Notes(6)
Fiscal 2017 (as of June 30, 2017)	$—	N/A	—	—
Fiscal 2016 (as of June 30, 2016)	167,500	36,677	—	—
Fiscal 2015 (as of June 30, 2015)	167,500	39,921	—	—
Fiscal 2014 (as of June 30, 2014)	167,500	38,157	—	—
Fiscal 2013 (as of June 30, 2013)	167,500	25,907	—	—
Fiscal 2012 (as of June 30, 2012)	167,500	12,992	—	—
Fiscal 2011 (as of June 30, 2011)	172,500	8,818	—	—

2017 Notes
Fiscal 2017 (as of June 30, 2017)	$50,734	$118,981	—	—
Fiscal 2016 (as of June 30, 2016)	129,500	47,439	—	—
Fiscal 2015 (as of June 30, 2015)	130,000	51,437	—	—
Fiscal 2014 (as of June 30, 2014)	130,000	49,163	—	—
Fiscal 2013 (as of June 30, 2013)	130,000	33,381	—	—
Fiscal 2012 (as of June 30, 2012)	130,000	16,739	—	—

2018 Notes
Fiscal 2017 (as of June 30, 2017)	$85,419	$70,668	—	—
Fiscal 2016 (as of June 30, 2016)	200,000	30,717	—	—
Fiscal 2015 (as of June 30, 2015)	200,000	33,434	—	—
Fiscal 2014 (as of June 30, 2014)	200,000	31,956	—	—
Fiscal 2013 (as of June 30, 2013)	200,000	21,697	—	—

	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
2019 Notes
Fiscal 2017 (as of June 30, 2017)	$200,000	$30,182	—	—
Fiscal 2016 (as of June 30, 2016)	200,000	30,717	—	—
Fiscal 2015 (as of June 30, 2015)	200,000	33,434	—	—
Fiscal 2014 (as of June 30, 2014)	200,000	31,956	—	—
Fiscal 2013 (as of June 30, 2013)	200,000	21,697	—	—

5.00% 2019 Notes
Fiscal 2017 (as of June 30, 2017)	$300,000	$20,121	—	—
Fiscal 2016 (as of June 30, 2016)	300,000	20,478	—	—
Fiscal 2015 (as of June 30, 2015)	300,000	22,289	—	—
Fiscal 2014 (as of June 30, 2014)	300,000	21,304	—	—

2020 Notes
Fiscal 2017 (as of June 30, 2017)	$392,000	$15,399	—	—
Fiscal 2016 (as of June 30, 2016)	392,000	15,672	—	—
Fiscal 2015 (as of June 30, 2015)	392,000	17,058	—	—
Fiscal 2014 (as of June 30, 2014)	400,000	15,978	—	—

6.95% 2022 Notes(7)
Fiscal 2015 (as of June 30, 2015)	$—	N/A	—	—
Fiscal 2014 (as of June 30, 2014)	100,000	$63,912	—	$1,038
Fiscal 2013 (as of June 30, 2013)	100,000	43,395	—	1,036
Fiscal 2012 (as of June 30, 2012)	100,000	21,761	—	996

2022 Notes
Fiscal 2017 (as of June 30, 2017)	$225,000	$26,828	—	—

2023 Notes(8)
Fiscal 2017 (as of June 30, 2017)	$248,507	$24,291	—	—
Fiscal 2016 (as of June 30, 2016)	248,293	24,742	—	—
Fiscal 2015 (as of June 30, 2015)	248,094	26,953	—	—
Fiscal 2014 (as of June 30, 2014)	247,881	25,783	—	—
Fiscal 2013 (as of June 30, 2013)	247,725	17,517	—	—

2024 Notes
Fiscal 2017 (as of June 30, 2017)	$199,281	$30,291	—	$1,027
Fiscal 2016 (as of June 30, 2016)	161,364	38,072	—	951

Prospect Capital InterNotes®(10)
Fiscal 2017 (as of June 30, 2017)	$980,494	$6,156	—	—
Fiscal 2016 (as of June 30, 2016)	908,808	6,760	—	—
Fiscal 2015 (as of June 30, 2015)	827,442	8,081	—	—
Fiscal 2014 (as of June 30, 2014)	785,670	8,135	—	—
Fiscal 2013 (as of June 30, 2013)	363,777	11,929	—	—

	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
All Senior Securities(8)(9)(10)
Fiscal 2017 (as of June 30, 2017)	$2,681,435	$2,251	—	—
Fiscal 2016 (as of June 30, 2016)	2,707,465	2,269	—	—
Fiscal 2015 (as of June 30, 2015)	2,983,736	2,241	—	—
Fiscal 2014 (as of June 30, 2014)	2,773,051	2,305	—	—
Fiscal 2013 (as of June 30, 2013)	1,683,002	2,578	—	—
Fiscal 2012 (as of June 30, 2012)	664,138	3,277	—	—
____________________________________________

(1)	Total amount of each class of senior securities outstanding at the end of the year/period presented (in 000’s).

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(3)	This column is inapplicable.

(4)
This column is inapplicable, except for the 6.95% 2022 Notes and the 2024 Notes. The average market value per unit is calculated as an average of quarter-end prices and shown as the market value per $1,000 of indebtedness.

(5)	We repaid the outstanding principal amount of the 2015 Notes on December 15, 2015.

(6)	We repaid the outstanding principal amount of the 2016 Notes on August 15, 2016.

(7)	We redeemed the 6.95% 2022 Notes on May 15, 2015.

(8)	For all fiscal years ended June 30th, the notes are presented net of unamortized discount.

(9)
While we do not consider commitments to fund under revolving arrangements to be Senior Securities, if we were to elect to treat such unfunded commitments, which were $22,925 as of June 30, 2017, as Senior Securities for purposes of Section 18 of the 1940 Act, our asset coverage per unit would be $2,241.

(10)
We have provided notice to call on July 11, 2017 which settled on August 15, 2017, $41,441 of our Prospect Capital InterNotes® at par maturing between February 15, 2018 and February 15, 2019, with a weighted average rate of 4.83%. We have provided notice to call on August 11, 2017 which settled on September 15, 2017, $48,539 of our Prospect Capital InterNotes® at par maturing between March 15, 2018 and September 15, 2019, with a weighted average rate of 4.89%. If we were to consider additional issuance and repurchases subsequent to June 30, 2017, our asset coverage per unit would be $2,286, or $2,274 including the effects of unfunded commitments.

PRICE RANGE OF COMMON STOCK
Our common stock is quoted on the NASDAQ Global Select Market under the symbol “PSEC.” The following table sets forth, for the periods indicated, our NAV per share of common stock and the high and low sales prices per share of our common stock as reported on the NASDAQ Global Select Market. Our common stock historically trades at prices both above and below its NAV per share. There can be no assurance, however, that such premium or discount, as applicable, to NAV per share will be maintained. Common stock of business development companies, like that of closed-end investment companies, frequently trades at a discount to current NAV per share. In the past, our common stock has traded at a discount to our NAV per share. The risk that our common stock may continue to trade at a discount to our NAV per share is separate and distinct from the risk that our NAV per share may decline.

		Stock Price		Premium (Discount) of High to NAV	Premium (Discount) of Low to NAV	Dividends Declared
	NAV(1)	High(2)	Low(2)
Twelve Months Ending June 30, 2016
First quarter	$10.17	$7.99	$6.98	(21.4)%	(31.4)%	$0.249990
Second quarter	9.65	7.63	6.20	(20.9)%	(35.8)%	0.249990
Third quarter	9.61	7.48	5.26	(22.2)%	(45.3)%	0.249990
Fourth quarter	9.62	7.86	7.15	(18.3)%	(25.7)%	0.249990
Twelve Months Ending June 30, 2017
First quarter	$9.60	$8.65	$7.80	(9.9)%	(18.8)%	$0.249990
Second quarter	9.62	8.50	7.46	(11.6)%	(22.5)%	0.249990
Third quarter	9.43	9.53	8.42	1.1%	(10.7)%	0.249990
Fourth quarter	9.32	9.40	7.95	0.9%	(14.7)%	0.249990
Twelve Months Ending June 30, 2018
First quarter	(3)(4)	$8.34	$6.55	(4)	(4)	$0.226660	(5)
Second quarter (through October 25, 2017)	(3)(4)	6.79	$6.10	(4)	(4)	0.060000	(5)
_______________________________________________________________________________

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high or low sales price. The NAVs shown are based on outstanding shares of our common stock at the end of each period.

(2)	The High/Low Stock Price is calculated as of the closing price on a given day in the applicable quarter.

(3)
Our most recently estimated NAV per share is $9.32 on June 30, 2017. NAV per share as of September 30, 2017, may be higher or lower than $9.32 based on potential changes in valuations, issuances of securities, dividends paid and earnings for the quarters then ended.

(4)	NAV has not yet been finally determined for any day after June 30, 2017.

(5)	On May 9, 2017, Prospect announced the declaration of monthly dividends in the following amounts and with the following dates:

•	$0.08333 per share for July 2017 (record date of July 31, 2017 and payment date of August 24, 2017); and

•	$0.08333 per share for August 2017 (record date of August 31, 2017 and payment date of September 21, 2017).
On August 28, 2017, Prospect announced the declaration of monthly dividends in the following amounts and with the following dates:

•	$0.06 per share for September 2017 (record date of September 29, 2017 and payment date of October 19, 2017); and

•	$0.06 per share for October 2017 (record date of October 31, 2017 and payment date of November 22, 2017).
On October 25, 2017, the last reported sales price of our common stock was $6.10 per share.
As of October 25, 2017, we had approximately 151 stockholders of record.

The below table sets forth each class of our outstanding securities as of October 25, 2017.

Title of Class	Amount Authorized	Amount Held by Registrant or for its Account	Amount Outstanding
Common Stock	1,000,000,000	—	360,394,335

BUSINESS
General
We are a financial services company that primarily lends to and invests in middle market privately-held companies. We are a closed-end investment company incorporated in Maryland. We have elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). As a BDC, we have elected to be treated as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). We were organized on April 13, 2004 and were funded in an initial public offering completed on July 27, 2004.We are one of the largest BDCs with approximately $6.17 billion of total assets as of June 30, 2017.
We are externally managed by our investment adviser, Prospect Capital Management L.P. (“Prospect Capital Management” or the “Investment Adviser”). Prospect Administration LLC (“Prospect Administration” or the “Administrator”), a wholly-owned subsidiary of the Investment Adviser, provides administrative services and facilities necessary for us to operate.
Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We invest primarily in senior and subordinated debt and equity of private companies in need of capital for acquisitions, divestitures, growth, development, recapitalizations and other purposes. We work with the management teams or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro-forma cash flows.
We currently have nine strategies that guide our origination of investment opportunities: (1) lending to companies controlled by private equity sponsors, (2) lending to companies not controlled by private equity sponsors, (3) purchasing controlling equity positions and lending to operating companies, (4) purchasing controlling equity positions and lending to financial services companies, (5) purchasing controlling equity positions and lending to real estate companies, (6) purchasing controlling equity positions and lending to aircraft leasing companies (7) investing in structured credit (8) investing in syndicated debt and (9) investing in online loans. We may also invest in other strategies and opportunities from time to time that we view as attractive. We continue to evaluate other origination strategies in the ordinary course of business with no specific top-down allocation to any single origination strategy.
Lending to Companies Controlled by Private Equity Sponsors - We make agented loans to companies which are controlled by private equity sponsors. This debt can take the form of first lien, second lien, unitranche or unsecured loans. These loans typically have equity subordinate to our loan position. Historically, this strategy has comprised approximately 40%-60% of our portfolio.
Lending to Companies not Controlled by Private Equity Sponsors - We make loans to companies which are not controlled by private equity sponsors, such as companies that are controlled by the management team, the founder, a family or public shareholders. This origination strategy may have less competition to provide debt financing than the private-equity-sponsor origination strategy because such company financing needs are not easily addressed by banks and often require more diligence preparation. This origination strategy can result in investments with higher returns or lower leverage than the private-equity-sponsor origination strategy. Historically, this strategy has comprised up to approximately 15% of our portfolio.
Purchasing Controlling Equity Positions and Lending to Operating Companies - This strategy involves purchasing yield-producing debt and controlling equity positions in non-financial-services operating companies. We believe that we can provide enhanced certainty of closure and liquidity to sellers and we look for management to continue on in their current roles. This strategy has comprised approximately 5%-15% of our portfolio.
Purchasing Controlling Equity Positions and Lending to Financial Services Companies - This strategy involves purchasing yield-producing debt and control equity investments in financial services companies, including consumer direct lending, sub-prime auto lending and other strategies. These investments are often structured in tax-efficient partnerships, enhancing returns. This strategy has comprised approximately 5%-15% of our portfolio.
Purchasing Controlling Equity Positions and Lending to Real Estate Companies - We purchase debt and controlling equity positions in tax-efficient real estate investment trusts (“REIT” or “REITs”). National Property REIT Corp.’s (“NPRC”), an operating company and the surviving entity of the May 23, 2016 merger with American Property REIT Corp. and United Property REIT Corp, real estate investments are in various classes of developed and occupied real estate properties that generate current yields, including multi-family properties, student housing, and self-storage. NPRC seeks to identify properties that have historically significant occupancy rates and recurring cash flow generation. NPRC generally co-invests with established and experienced property management teams that manage such properties after acquisition. Additionally, NPRC purchases loans originated by certain consumer loan facilitators. It generally purchases each loan in its entirety (i.e., a “whole loan”). The borrowers are consumers, and the loans are typically serviced by the facilitators of the loans. This investment strategy has comprised approximately 5%-10% of our business.

Purchasing Controlling Equity Positions and Lending to Aircraft Leasing Companies - We invest in debt as well as equity in companies with aircraft assets subject to commercial leases to airlines across the globe. We believe that these investments can present attractive return opportunities due to cash flow consistency from long-term leases coupled with hard asset residual value. We believe that these investment companies seek to deliver risk-adjusted returns with strong downside protection by analyzing relative value characteristics across a variety of aircraft types and vintages. This strategy historically has comprised less than 5% of our portfolio.
Investing in Structured Credit - We make investments in CLOs, often taking a significant position in the subordinated interests (equity) of the CLOs. The underlying portfolio of each CLO investment is diversified across approximately 100 to 200 broadly syndicated loans and does not have direct exposure to real estate, mortgages, or consumer-based credit assets. The CLOs in which we invest are managed by established collateral management teams with many years of experience in the industry. This strategy has comprised approximately 10%-20% of our portfolio.
Investing in Syndicated Debt - On a primary or secondary basis, we purchase primarily senior and secured loans and high yield bonds that have been sold to a club or syndicate of buyers. These investments are often purchased with a long term, buy-and-hold outlook, and we often look to provide significant input to the transaction by providing anchoring orders. This strategy has comprised approximately 5%-10% of our portfolio.
Investing in Online Loans - We purchase loans originated by certain small-and-medium-sized business (“SME”) loan facilitators. We generally purchase each loan in its entirety (i.e., a “whole loan”). The borrowers are SMEs and the loans are typically serviced by the facilitators of the loans. This investment strategy has comprised up to approximately 1% of our portfolio.
Typically, we concentrate on making investments in companies with annual revenues of less than $750 million and enterprise values of less than $1 billion. Our typical investment involves a secured loan of less than $250 million. We also acquire controlling interests in companies in conjunction with making secured debt investments in such companies. In most cases, companies in which we invest are privately held at the time we invest in them. We refer to these companies as “target” or “middle market” companies and these investments as “middle market investments.”
We seek to maximize total returns to our investors, including both current yield and equity upside, by applying rigorous credit analysis and asset-based and cash-flow based lending techniques to make and monitor our investments. We are constantly pursuing multiple investment opportunities, including purchases of portfolios from private and public companies, as well as originations and secondary purchases of particular securities. We also regularly evaluate control investment opportunities in a range of industries, and some of these investments could be material to us. There can be no assurance that we will successfully consummate any investment opportunity we are currently pursuing. If any of these opportunities are consummated, there can be no assurance that investors will share our view of valuation or that any assets acquired will not be subject to future write downs, each of which could have an adverse effect on our stock price.
Our Investment Objective and Policies
Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We focus on making investments in private companies. We are a non-diversified company within the meaning of the 1940 Act.
We invest primarily in first and second lien secured loans and unsecured debt, which in some cases includes an equity component. First and second lien secured loans generally are senior debt instruments that rank ahead of unsecured debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Our investments in CLOs are subordinated to senior loans and are generally unsecured. We invest in debt and equity positions of CLOs which are a form of securitization in which the cash flows of a portfolio of loans are pooled and passed on to different classes of owners in various tranches. Our CLO investments are derived from portfolios of corporate debt securities which are generally risk rated from BB to B.
We may also acquire controlling interests in companies in conjunction with making secured debt investments in such companies. These may be in several industries, including industrial, service, aircraft leasing, real estate and financial businesses.

We seek to maximize returns and minimize risk for our investors by applying rigorous analysis to make and monitor our investments. While the structure of our investments varies, we can invest in senior secured debt, senior unsecured debt, subordinated secured debt, subordinated unsecured debt, convertible debt, convertible preferred equity, preferred equity, common equity, warrants and other instruments, many of which generate current yield. While our primary focus is to seek current income through investment in the debt and/or dividend-paying equity securities of eligible privately-held, thinly-traded or distressed companies and long-term capital appreciation by acquiring accompanying warrants, options or other equity securities of such companies, we may invest up to 30% of the portfolio in opportunistic investments in order to seek enhanced returns for stockholders. Such investments may include investments in the debt and equity instruments of broadly-traded public companies. We expect that these public companies generally will have debt securities that are non-investment grade. Such investments may also include purchases (either in the primary or secondary markets) of the equity and junior debt tranches of a type of pools such as CLOs. Structurally, CLOs are entities that are formed to hold a portfolio of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated. These securities, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. The senior secured loans within a CLO are limited to senior secured loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is diverse by senior secured loan, borrower, and industry, with limitations on non-U.S. borrowers. Our potential investment in CLOs is limited by the 1940 Act to 30% of our portfolio. Within this 30% basket, we have and may make additional investments in debt and equity securities of financial companies and companies located outside of the United States.
Our investments may include other equity investments, such as warrants, options to buy a minority interest in a portfolio company, or contractual payment rights or rights to receive a proportional interest in the operating cash flow or net income of such company. When determined by the Investment Adviser to be in our best interest, we may acquire a controlling interest in a portfolio company. Any warrants we receive with our debt securities may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We have structured, and will continue to structure, some warrants to include provisions protecting our rights as a minority-interest or, if applicable, controlling-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.
We plan to hold many of our debt investments to maturity or repayment, but will sell a debt investment earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company, or if we determine a sale of such debt investment to be in our best interest.
We have qualified and elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses.
For a discussion of the risks inherent in our portfolio investments, see “Risk Factors – Risks Relating to Our Investments.”
Industry Sectors
Our portfolio is invested across 33 industry categories. Excluding our CLO investments, which do not have industry concentrations, no individual industry comprises more than 10.7% of the portfolio on either a cost or fair value basis.
Ongoing Relationships with Portfolio Companies
Monitoring
Prospect Capital Management monitors our portfolio companies on an ongoing basis. Prospect Capital Management will continue to monitor the financial trends of each portfolio company to determine if it is meeting its business plan and to assess the appropriate course of action for each company.
Prospect Capital Management employs several methods of evaluating and monitoring the performance and value of our investments, which may include, but are not limited to, the following:

•	Assessment of success in adhering to the portfolio company’s business plan and compliance with covenants;

•	Regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor to discuss financial position, requirements and accomplishments;

•	Comparisons to other portfolio companies in the industry, if any;

•	Attendance at and participation in board meetings of the portfolio company; and

•	Review of monthly and quarterly financial statements and financial projections for the portfolio company.
Investment Valuation
To value our investments, we follow the guidance of ASC 820, Fair Value Measurement (“ASC 820”), that defines fair value, establishes a framework for measuring fair value in conformity with accounting principles generally accepted in the United States of America (“GAAP”), and requires disclosures about fair value measurements. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.
ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:
Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.
Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.
Level 3: Unobservable inputs for the asset or liability.
In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.
Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.
Investments for which market quotations are readily available are valued at such market quotations.
For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below.

1.	Each portfolio company or investment is reviewed by our investment professionals with independent valuation firms engaged by our Board of Directors.

2.	The independent valuation firms prepare independent valuations for each investment based on their own independent assessments and issue their report.

3.
The Audit Committee of our Board of Directors reviews and discusses with the independent valuation firms the valuation reports, and then makes a recommendation to the Board of Directors of the value for each investment.

4.
The Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the respective independent valuation firm and the Audit Committee.

Our non-CLO investments are valued utilizing a yield technique, enterprise value (“EV”) technique, net asset value technique, liquidation technique, discounted cash flow technique, or a combination of techniques, as appropriate. The yield technique uses loan spreads for loans and other relevant information implied by market data involving identical or comparable assets or liabilities. Under the EV technique, the EV of a portfolio company is first determined and allocated over the portfolio company’s securities in order of their preference relative to one another (i.e., “waterfall” allocation). To determine the EV, we typically use a market (multiples) valuation approach that considers relevant and applicable market trading data of guideline public companies, transaction metrics from precedent merger and acquisitions transactions, and/or a discounted cash flow technique. The net asset value technique, an income approach, is used to derive a value of an underlying investment (such as real estate property) by dividing a relevant earnings stream by an appropriate capitalization rate. For this purpose, we consider capitalization rates for similar properties as may be obtained from guideline public companies and/or relevant transactions. The liquidation technique is intended to approximate the net recovery value of an investment based on, among other things, assumptions regarding liquidation proceeds based on a hypothetical liquidation of a portfolio company’s assets. The discounted cash flow technique converts future cash flows or earnings to a range of fair values from which a single estimate may be derived utilizing an appropriate discount rate. The fair value measurement is based on the net present value indicated by current market expectations about those future amounts.
In applying these methodologies, additional factors that we consider in valuing our investments may include, as we deem relevant: security covenants, call protection provisions, and information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; the principal markets in which the portfolio company does business; publicly available financial ratios of peer companies; the principal market; and enterprise values, among other factors.
Our investments in CLOs are classified as Level 3 fair value measured securities under ASC 820 and are valued primarily using a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows from the underlying assets and liabilities.  These cash flows, after payments to debt tranches senior to our equity positions, are discounted using appropriate market discount rates, and relevant data in the CLO market as well as certain benchmark credit indices are considered, to determine the value of each CLO investment.  In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the multi-path cash flows.  We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold, as those portfolios are managed by non-affiliated third party CLO collateral managers. The main risk factors are default risk, prepayment risk, interest rate risk, downgrade risk, and credit spread risk.
For a discussion of the risks inherent in determining the value of securities for which readily available market values do not exist, see “Risk Factors – Risks Relating to Our Business – Most of our portfolio investments are recorded at fair value as determined in good faith under the direction of our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments.”
Managerial Assistance
As a BDC, we are obligated under the 1940 Act to make available to certain of our portfolio companies significant managerial assistance. “Making available significant managerial assistance” refers to any arrangement whereby we provide significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We are also deemed to be providing managerial assistance to all portfolio companies that we control, either by ourselves or in conjunction with others. The nature and extent of significant managerial assistance provided by us to controlled and non-controlled portfolio companies will vary according to the particular needs of each portfolio company. Examples of such activities include (i) advice on recruiting, hiring, management and termination of employees, officers and directors, succession planning and other human resource matters; (ii) advice on capital raising, capital budgeting, and capital expenditures; (iii) advice on advertising, marketing, and sales; (iv) advice on fulfillment, operations, and execution; (v) advice on managing relationships with unions and other personnel organizations, financing sources, vendors, customers, lessors, lessees, lawyers, accountants, regulators and other important counterparties; (vi) evaluating acquisition and divestiture opportunities, plant expansions and closings, and market expansions; (vii) participating in audit committee, nominating committee, board and management meetings; (viii) consulting with and advising board members and officers of portfolio companies (on overall strategy and other matters); and (ix) providing other organizational, operational, managerial and financial guidance.
Prospect Administration, when performing a managerial assistance agreement executed with each portfolio company to which we provide managerial assistance, arranges for the provision of such managerial assistance on our behalf. When doing so, Prospect Administration utilizes personnel of our Investment Adviser. We, on behalf of Prospect Administration, invoice portfolio companies receiving and paying for managerial assistance, and we remit to Prospect Administration its cost of providing such services, including the charges deemed appropriate by our Investment Adviser for providing such managerial assistance. No income is recognized by Prospect.
Investment Adviser
Prospect Capital Management, a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”), manages our investments. Prospect Capital Management is led by John F. Barry III and M. Grier Eliasek, two senior executives with significant investment advisory and business experience. Both Messrs. Barry and Eliasek spend a significant amount of their time in their roles at Prospect Capital Management working on our behalf. The principal executive offices of Prospect Capital Management are 10 East 40th Street, 42nd Floor, New York, NY 10016. We depend on the due diligence, skill and network of business contacts of the senior management of the Investment Adviser. We also depend, to a significant extent, on the Investment Adviser’s investment professionals and the information and deal flow generated by those investment professionals in the course of their investment and portfolio management activities. The Investment Adviser’s senior management team evaluates, negotiates, structures, closes, monitors and services our investments. Our future success depends to a significant extent on the continued service of the senior management team, particularly John F. Barry III and M. Grier Eliasek. The departure of any of the senior managers of the Investment Adviser could have a materially adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Prospect Capital Management will remain the Investment Adviser or that we will continue to have access to its investment professionals or its information and deal flow. Under the Investment Advisory Agreement (as defined below), we pay Prospect Capital Management investment advisory fees, which consist of an annual base management fee based on our gross assets as well as a two-part incentive fee based on our performance. Mr. Barry currently controls Prospect Capital Management.
Staffing
Mr. John F. Barry III, our Chairman and Chief Executive Officer, Mr. Grier Eliasek, our Chief Operating Officer and President, and Mr. Brian H. Oswald, our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary, comprise our senior management. Over time, we expect to add additional officers and employees.
Messrs. Barry and Eliasek each also serves as an officer of Prospect Administration and performs his respective functions under the terms of the Administration Agreement. Our day-to-day investment operations are managed by Prospect Capital Management. In addition, we reimburse Prospect Administration for our allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief executive officer, president, chief financial officer, chief operating officer, chief compliance officer, treasurer and secretary and their respective staffs. See “Business—Management Services—Administration Agreement.”
Properties
We do not own any real estate or other physical properties materially important to our operation. Our corporate headquarters are located at 10 East 40th Street, 42nd Floor, New York, NY 10016, where we occupy an office space pursuant to the Administration Agreement.
Legal Proceedings
From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. These matters may relate to intellectual property, employment, tax, regulation, contract or other matters. The resolution of such matters that may arise out of these investigations, claims and proceedings will be subject to various uncertainties and, even if such matters are without merit, could result in the expenditure of significant financial and managerial resources.
We are not aware of any material pending legal proceeding, and no such material proceedings are contemplated to which we are a party or of which any of our property is subject.
Management
Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of five directors, three of whom are not “interested persons” of the Company as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers to serve for a one-year term and until their successors are duly elected and qualify, or until their earlier removal or resignation.
Board Of Directors And Executive Officers
Under our charter, our directors are divided into three classes. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting are elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.
Directors and Executive Officers
Our directors and executive officers and their positions are set forth below. The address for each director and executive officer is c/o Prospect Capital Corporation, 10 East 40th Street, 42nd Floor, New York, NY 10016.

Independent Directors

Name and Age	Position(s) Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships Held by Director
William J. Gremp, 74	Director	Class II Director from 2006 to 2009; Class I Director since April 2010; Term expires 2017	Mr. Gremp is responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 to present.	Three	Priority Income Fund, Inc. since October 28, 2012(3), Pathway Energy Infrastructure Fund, Inc. since February 19, 2013(3)
Eugene S. Stark, 59	Director	Class III Director since September 2008; Term expires 2019	Principal Financial Officer, Chief Compliance Officer and Vice President—Administration of General American Investors Company, Inc. from May 2005 to present.	Three	Priority Income Fund, Inc. since October 28, 2012(3), Pathway Energy Infrastructure Fund, Inc. since February 19, 2013(3)
Andrew C. Cooper, 55	Lead Independent Director	Class II Director since February 2009; Term expires 2018
Mr. Cooper is an entrepreneur, who over the last 15 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Energy, LLC, a company that develops, owns and operates, distributed combined heat and power co-generation solutions.
				Three	Priority Income Fund, Inc. since October 28, 2012(3), Pathway Energy Infrastructure Fund, Inc. since February 19, 2013(3)
_______________________________________________________________________________

(1)
Our Board of Directors is divided into three classes of directors serving staggered three-year terms. Mr. Gremp is a Class I director with a term that will expire in 2017, Mr. Eliasek and Mr. Cooper are Class II directors with terms that will expire in 2018, and Mr. Barry and Mr. Stark are Class III directors with terms that will expire in 2019.

(2)	The Fund Complex consists of the Company, Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc.

(3)	An investment company subject to the 1940 Act.
Interested Directors

Name and Age	Position(s) Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships Held by Director
John F. Barry III, 65(3)	Director, Chairman of the Board of Directors, and Chief Executive Officer	Class III Director since April 2004; Term expires 2019	Chairman and Chief Executive Officer of the Company; Managing Director of Prospect Capital Management and Prospect Administration since June 2004	One	None
M. Grier Eliasek, 44(3)	Director, Chief Operating Officer	Class II Director since June 2004; Term expires 2018
President and Chief Operating Officer of the Company, Managing Director of Prospect Capital Management and Prospect Administration, President and CEO of Priority Income Fund, Inc., President and COO of Priority Senior Secured Income Management, LLC, President and CEO of Pathway Energy Infrastructure Fund, Inc., President and COO of Pathway Energy Infrastructure Management, LLC.
				Three	Priority Income Fund, Inc. since July 31, 2012(4), Pathway Energy Infrastructure Fund, Inc. since February 19, 2013(4)
_______________________________________________________________________________

(1)
Our Board of Directors is divided into three classes of directors serving staggered three-year terms. Mr. Gremp is a Class I director with a term that will expire in 2017, Mr. Eliasek and Mr. Cooper are Class II directors with terms that will expire in 2018, and Mr. Barry and Mr. Stark are Class III directors with terms that will expire in 2019.

(2)	The Fund Complex consists of the Company, Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc.

(3)	Messrs. Barry and Eliasek are each considered an “interested person” under the 1940 Act by virtue of serving as one of our officers and having a relationship with Prospect Capital Management.

(4)	An investment company subject to the 1940 Act.

Information about Executive Officers who are not Directors

Name and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Brian H. Oswald, 56	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	November 2008 to present as Chief Financial Officer, Treasurer and Secretary and October 2008 to present as Chief Compliance Officer.
Joined Prospect Administration as Managing Director in June 2008. Since December 2014 has served as CFO, Chief Compliance Officer, Treasurer and Secretary of Priority Income Fund Inc. and Pathway Infrastructure Fund, Inc.

Board Leadership Structure
The Board of Directors believes that the combined position of Chief Executive Officer of the Company and Chairman of the Board of Directors of the Company is a superior model that results in greater efficiency regarding management of the Company, reduced confusion due to the elimination of the need to transfer substantial information quickly and repeatedly between a chief executive officer and chairman, and business advantages to the Company arising from the specialized knowledge acquired from the duties of the dual roles. The need for efficient decision making is particularly acute in the line of business of the Company, whereby multiple factors including market factors, interest rates and innumerable other financial metrics change on an ongoing and daily basis. The Board of Directors has appointed Mr. Cooper as lead independent director of the Board of Directors. The Lead Independent Director assists in setting the agenda for the meetings of the Board of Directors and leads all executive sessions of the independent directors.
Director Independence
On an annual basis, each member of our Board of Directors is required to complete an independence questionnaire designed to provide information to assist the Board of Directors in determining whether the director is independent. Our Board of Directors has determined that each of our directors, other than Messrs. Barry and Eliasek, is independent under the 1940 Act.
Role of the Chairman and Chief Executive Officer
As Chairman of the Board of Directors and Chief Executive Officer, Mr. Barry assumes a leading role in mid- and long-term strategic planning and supports major transaction initiatives of the Company. Mr. Barry also manages the day-to-day operations of the Company, with the support of the other executive officers. As Chief Executive Officer, Mr. Barry has general responsibility for the implementation of the policies of the Company, as determined by the Board of Directors, and for the management of the business and affairs of the Company. The Board of Directors has determined that its leadership structure, in which the majority of the directors are not affiliated with the Company, Prospect Capital Management or Prospect Administration, is appropriate in light of the services that Prospect Capital Management and Prospect Administration and their affiliates provide to the Company and the potential conflicts of interest that could arise from these relationships.
Experience, Qualifications, Attributes and/or Skills that Led to the Board’s Conclusion that such Members Should Serve as Director of the Company
The Board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Company and protecting the interests of its stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board.
John F. Barry III
The Board benefits from Mr. Barry’s more than 35 years of experience as a lawyer, investment banker, venture capitalist and private equity investor, and his service on various boards of directors.  In addition to overseeing the Company, Mr. Barry has served on the boards of directors of private and public companies, including financial services, financial technology and energy companies.  Mr. Barry managed the Corporate Finance Department of L.F. Rothschild & Company from 1988 to 1989, focusing on private equity and debt financing for energy and other companies, and was a founding member of the project finance group at Merrill Lynch & Co.  The Board also benefits from Mr. Barry’s experience prior to Merrill Lynch working as a corporate securities lawyer from 1979 to 1983 at Davis Polk & Wardwell, advising energy and finance companies and their commercial and investment bankers.  Prior to Davis Polk & Wardwell, Mr. Barry clerked for Judge J. Edward Lumbard, formerly Chief Judge of the United States Court of Appeals for the Second Circuit. Mr. Barry’s service as Chairman and Chief Executive Officer of the Company

and as a Managing Director of PCM and Prospect Administration provides him with a continuously updated understanding of the Company, its operations, and the business and regulatory issues facing the Company.  Mr. Barry received his J.D. cum laude from Harvard Law School, where he was an officer of the Harvard Law Review, and his Bachelor of Arts magna cum laude from Princeton University, where he was a University Scholar.
M. Grier Eliasek
Mr. Eliasek brings to the Board business leadership and experience and knowledge of senior loan, mezzanine, bridge loan, private equity and venture capital investments, as well as a knowledge of diverse management practices. Mr. Eliasek is the President and Chief Operating Officer of the Company and a Managing Director of Prospect Capital Management and Prospect Administration. He is also responsible for leading the origination and assessment of investments for the Company. The Board also benefits from Mr. Eliasek’s experience as a consultant with Bain & Company, a global strategy consulting firm, where he managed engagements for companies in several different industries, by providing the Company with unique views on investment and management issues. At Bain & Company, Mr. Eliasek analyzed new lines of businesses, developed market strategies, revamped sales organizations, and improved operational performance for Bain & Company clients. Mr. Eliasek’s longstanding service as Director, President and Chief Operating Officer of the Company and as a Managing Director of Prospect Capital Management and Prospect Administration provide him with a specific understanding of the Company, its operation, and the business and regulatory issues facing the Company.
Andrew C. Cooper
Mr. Cooper’s over 30 years of experience in venture capital management, venture capital investing and investment banking provides the Board with a wealth of leadership, business investing and financial experience. Mr. Cooper’s experience as the co-founder, Co-CEO, and director of Unison Energy, a co-generation company that engineers, installs, owns, and operates co-generation facilities as well as the former co-CEO of Unison Site Management LLC, a leading cellular site owner with over 4,000 cell sites under management, and as co-founder, former CFO and VP of business development for Avesta Technologies, an enterprise, information and technology management software company bought by Visual Networks in 2000, provides the Board with the benefit of leadership and experience in finance and business management. Further, Mr. Cooper’s time as a director of CSG Systems, Protection One Alarm, LionBridge Technologies Weblink Wireless, Aquatic Energy and the Madison Square Boys and Girls Club of New York provides the Board with a wealth of experience and an in-depth understanding of management practices. Mr. Cooper’s knowledge of financial and accounting matters qualifies him to serve on the Company’s Audit Committee and his independence from the Company, PCM and Prospect Administration enhances his service as a member of the Nominating, Corporate Governance and Compensation Committee.
William J. Gremp
Mr. Gremp brings to the Board a broad and diverse knowledge of business and finance as a result of his career as an investment banker, spanning over 40 years working in corporate finance and originating and executing transactions and advisory assignments for energy and utility related clients. Since 1999, Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. From 1996 to 1999, he served at Wachovia as senior vice president, managing director and co-founder of the utilities and energy investment banking group, responsible for origination, structuring, negotiation and successful completion of transactions utilizing investment banking, capital markets and traditional commercial banking products. From 1989 to 1996, Mr. Gremp was the managing director of global power and project finance at JPMorgan Chase & Co., and from 1970 to 1989, Mr. Gremp was with Merrill Lynch & Co., starting out as an associate in the mergers and acquisitions department, then in 1986 becoming the senior vice president, managing director and head of the regulated industries group. Mr. Gremp’s knowledge of financial and accounting matters qualifies him to serve on the Company’s Audit Committee and his independence from the Company, Prospect Capital Management and Prospect Administration enhances his service as a member of the Nominating, Corporate Governance and Compensation Committee.
Eugene S. Stark
Mr. Stark brings to the Board over 30 years of experience in directing the financial and administrative functions of investment management organizations. The Board benefits from his broad experience in financial management; SEC reporting and compliance; strategic and financial planning; expense, capital and risk management; fund administration; due diligence; acquisition analysis; and integration activities. Since May 2005, Mr. Stark’s position as the Principal Financial Officer, Chief Compliance Officer and Vice President of Administration at General American Investors Company, Inc., where he is responsible for operations, compliance, and financial functions, allows him to provide the Board with added insight into the management practices of other financial companies. From January to April of 2005, Mr. Stark was the Chief Financial Officer of the Company, prior to which he worked at Prudential Financial, Inc. between 1987 and 2004. His many positions within Prudential include 10 years as Vice President and Fund Treasurer of Prudential Mutual Funds, 4 years as Senior Vice President of Finance of Prudential Investments, and 2 years as Senior Vice President of Finance of Prudential Annuities. Mr. Stark is also a Certified Public Accountant (inactive status).

Mr. Stark’s knowledge of financial and accounting matters qualifies him to serve on the Company’s Audit Committee and his independence from the Company, Prospect Capital Management and Prospect Administration enhances his service as a member of the Nominating, Corporate Governance and Compensation Committee.
Means by Which the Board of Directors Supervises Executive Officers
The Board of Directors is regularly informed on developments and issues related to the Company’s business, and monitors the activities and responsibilities of the executive officers in various ways.
At each regular meeting of the Board of Directors, the executive officers report to the Board of Directors on developments and important issues. Each of the executive officers, as applicable, also provide regular updates to the members of the Board of Directors regarding the Company’s business between the dates of regular meetings of the Board of Directors.
Executive officers and other members of Prospect Capital Management, at the invitation of the Board of Directors, regularly attend portions of meetings of the Board of Directors and its committees to report on the financial results of the Company, its operations, performance and outlook, and on areas of the business within their responsibility, including risk management and management information systems, as well as other business matters.
The Board’s Role in Risk Oversight
The Company’s Board of Directors performs its risk oversight function primarily through (a) its two standing committees, which report to the entire Board of Directors and are comprised solely of independent directors and (b) monitoring by the Company’s Chief Compliance Officer in accordance with its compliance policies and procedures.
As set forth in the descriptions regarding the Audit Committee and the Nominating, Governance and Compensation Committee, the Audit Committee and the Nominating, Governance and Compensation Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include reviewing and discussing with management and the independent accountants the annual audited financial statements of the Company, including disclosures made in management’s discussion and analysis; reviewing and discussing with management and the independent accountants the Company’s quarterly and annual financial statements prior to the filings of its quarterly and annual reports on Form 10-Q and Form 10-K; pre-approving the independent accountants’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Nominating, Governance and Compensation Committee’s risk oversight responsibilities include selecting qualified nominees to be elected to the Board of Directors by stockholders; selecting qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; and overseeing the evaluation of the Board of Directors and management. Both the Audit Committee and the Nominating, Governance and Compensation Committee consist solely of independent directors.
The Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Company’s Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by the Board of Directors, addresses at a minimum (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least once each year.
The Company believes that its Board of Director’s role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a business development company, or BDC, under the 1940 Act. Specifically, as a BDC the Company must comply with certain regulatory requirements that control certain types of risk in its business and operations. For example, the Company’s ability to incur indebtedness is limited such that its asset coverage must equal at least 200% immediately after each time it incurs indebtedness, the Company generally has to invest at least 70% of its total assets in “qualifying assets.” In addition, the Company elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code, as amended. As a RIC, the Company must, among other things, meet certain income source, asset diversification and income distribution requirements.
The Company believes that the extent of its Board of Directors’ (and its committees’) role in risk oversight complements its Board’s leadership structure because it allows the Company’s independent directors to exercise oversight of risk without any conflict that might discourage critical review through the two fully independent board committees, auditor and independent valuation providers, and otherwise.

The Company believes that a board’s roles in risk oversight must be evaluated on a case by case basis and that the Board of Directors’ practices concerning risk oversight is appropriate. However, the Company continually re-examines the manners in which the Board administers its oversight function on an ongoing basis to ensure that they continue to meet the Company’s needs.
Committees of the Board of Directors
Our Board of Directors has established an Audit Committee and a Nominating, Corporate Governance and Compensation Committee. For the fiscal year ended June 30, 2017, our Board of Directors held 12 Board meetings, eight Audit Committee meetings, and one Nominating, Corporate Governance and Compensation Committee meeting. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served. We require each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders. Two directors attended last year’s annual meeting of stockholders in person.
The Audit Committee. The Audit Committee operates pursuant to a charter approved by the Board of Directors. The charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm, or independent accountants, to audit the accounts and records of the Company; reviewing and discussing with management and the independent accountants the annual audited financial statements of the Company, including disclosures made in management’s discussion and analysis, and recommending to the Board of Directors whether the audited financial statements should be included in the Company’s annual report on Form 10‑K; reviewing and discussing with management and the independent accountants the Company’s quarterly and annual financial statements prior to the filings of its quarterly and annual reports on Form 10‑Q and Form 10-K; pre‑approving the independent accountants’ engagement to render audit and/or permissible non‑audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Audit Committee is presently composed of three persons: Messrs. Cooper, Gremp and Stark, each of whom is not an “interested person” as defined in the 1940 Act and is considered independent under applicable NASDAQ rules, with Mr. Stark serving as chairman of the committee. The Board of Directors has determined that Mr. Stark is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S‑K. The Audit Committee may delegate its pre‑approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre‑approval decisions to the Audit Committee at its next scheduled meeting. Messrs. Cooper, Gremp and Stark were added to the Audit Committee concurrent with their election or appointment to the Board of Directors on February 12, 2009, April 1, 2010 and September 4, 2008, respectively.
The function of the Audit Committee is oversight. Our management is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of our annual financial statements in accordance with generally accepted accounting standards. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of our stockholders. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace our independent accountants (subject, if applicable, to stockholder ratification).
In fulfilling their responsibilities, it is recognized that members of the Audit Committee are not our full‑time employees or management and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards. Each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons within and outside us and management from which it receives information; (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors); and (c) statements made by our officers and employees, our investment adviser or other third parties as to any information technology, internal audit and other non‑audit services provided by the independent accountants to us.
The Nominating, Corporate Governance and Compensation Committee. The Nominating, Corporate Governance and Compensation Committee is responsible for selecting qualified nominees to be elected to the Board of Directors by stockholders; selecting qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; overseeing the evaluation of the Board of Directors and management; determining or recommending to the Board of Directors for determination the compensation of any executive officers of the Company to the extent the Company pays any executive officers’ compensation; and undertaking such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating, Corporate Governance and Compensation Committee. Currently, the Company’s executive officers do not receive any direct compensation from the Company. The Nominating, Corporate Governance and Compensation Committee takes into consideration the educational, professional and technical backgrounds and diversity of each nominee when evaluating such nominees to be elected to the Board of Directors. The Nominating, Corporate Governance and Compensation Committee does not have a formal policy with respect to diversity. The Nominating, Corporate Governance and Compensation Committee is presently composed of three persons: Messrs. Cooper, Gremp and Stark, each of whom is not an “interested person” as defined in the 1940 Act and is considered independent under applicable NASDAQ rules, with Mr. Gremp serving as chairman of the committee. Messrs. Cooper, Gremp and Stark were added to the Nominating, Corporate Governance and Compensation Committee concurrent with their election or appointment to the Board of Directors on February 12, 2009, April 1, 2010 and September 4, 2008, respectively.
The Nominating, Corporate Governance and Compensation Committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Company’s Bylaws and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to the Corporate Secretary c/o Prospect Capital Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016. When submitting a nomination to the Company for consideration, a stockholder must provide all information that would be required under applicable Commission rules to be disclosed in connection with election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of our common stock owned, if any; and, a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. Criteria considered by the Nominating, Corporate Governance and Compensation Committee in evaluating the qualifications of individuals for election as members of the Board of Directors include compliance with the independence and other applicable requirements of the NASDAQ rules and the 1940 Act and all other applicable laws, rules, regulations and listing standards, the criteria, policies and principles set forth in the Nominating, Corporate Governance and Compensation Committee Charter, and the ability to contribute to the effective management of the Company, taking into account our needs and such factors as the individual’s experience, perspective, skills, expertise and knowledge of the industries in which the Company operates, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, and conflicts of interest. The Nominating, Corporate Governance and Compensation Committee also may consider such other factors as it may deem to be in our best interests and those of our stockholders. The Board of Directors also believes it is appropriate for certain key members of our management to participate as members of the Board of Directors.
Corporate Governance
Corporate Governance Guidelines.    Upon the recommendation of the Nominating, Governance and Compensation Committee, the Board of Directors has adopted Corporate Governance Guidelines on behalf of the Company. These Corporate Governance Guidelines address, among other things, the following key corporate governance topics: director responsibilities; the size, composition, and membership criteria of the Board of Directors; composition and responsibilities of directors serving on committees of the Board of Directors; director access to officers, employees, and independent advisors; director orientation and continuing education; director compensation; and an annual performance evaluation of the Board of Directors.
Code of Conduct.    We have adopted a code of conduct which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our employees. Our code of conduct can be accessed via our website at www.prospectstreet.com. We intend to disclose amendments to or waivers from a required provision of the code of conduct on our website.
Code of Ethics.    We, Prospect Capital Management and Prospect Administration have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements.
Internal Reporting and Whistle Blower Protection Policy.    The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, collectively, Accounting Matters, and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. Persons with complaints or concerns regarding Accounting Matters may submit their complaints to our Chief Compliance Officer, or CCO. Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to our Audit Committee Chairman. Complaints may be submitted on an anonymous basis.
The CCO may be contacted at: Prospect Capital Corporation, Chief Compliance Officer, 10 East 40th Street, 42nd Floor, New York, New York 10016.
The Audit Committee Chairman may be contacted at: Prospect Capital Corporation, Audit Committee Chairman, 10 East 40th Street, 42nd Floor, New York, New York 10016.

Independent Directors
The Board of Directors, in connection with the 1940 Act and the applicable Marketplace Rules of NASDAQ, has considered the independence of members of the Board of Directors who are not employed by Prospect Capital Management and has concluded that Messrs. Cooper, Gremp and Stark are not “interested persons” as defined by the 1940 Act and therefore qualify as independent directors under the standards promulgated by the Marketplace Rules of NASDAQ. In reaching this conclusion, the Board of Directors concluded that Messrs. Cooper, Gremp and Stark had no relationships with Prospect Capital Management or any of its affiliates, other than their positions as directors of the Company and, if applicable, investments in us that are on the same terms as those of other stockholders.
Proxy Voting Policies And Procedures
We have delegated our proxy voting responsibility to Prospect Capital Management. The guidelines are reviewed periodically by Prospect Capital Management and our non-interested directors, and, accordingly, are subject to change. See “Regulation—Proxy Voting Policies and Procedures.”
Compensation of Directors and Officers
The following table sets forth information regarding the compensation received by the directors and executive officers from the Company for the fiscal year ended June 30, 2017. No compensation is paid to the interested directors by the Company.

Name and Position	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of the Company’s Expenses(1)	Total Compensation Paid to Director/ Officer
Interested Directors
John F. Barry III(2)	None	None	None
M. Grier Eliasek(2)	None	None	None
Independent Directors
Andrew C. Cooper(3)	$150,000	None	$150,000
William J. Gremp(4)	$150,000	None	$150,000
Eugene S. Stark(5)	$150,000	None	$150,000
Executive Officers
Brian H. Oswald(2)	None	None	None
_______________________________________________________________________________

(1)	We do not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(2)
We have not paid, and we do not intend to pay, any annual cash compensation to our executive officers for their services as executive officers. Messrs. Barry and Eliasek are compensated by Prospect Capital Management from the income Prospect Capital Management receives under the management agreement between Prospect Capital Management and us. Mr. Oswald is compensated from the income Prospect Administration receives under the administration agreement.

(3)	Mr. Cooper joined our Board of Directors on February 12, 2009.

(4)	Mr. Gremp joined our Board of Directors on April 1, 2010.

(5)	Mr. Stark joined our Board of Directors on September 4, 2008.
No compensation was paid to directors who are interested persons of the Company as defined in 1940 Act. In addition, the Company purchases directors’ and officers’ liability insurance on behalf of the directors and officers.
Management Services
Investment Advisory Agreement
We have entered into the Investment Advisory Agreement with Prospect Capital Management under which the Investment Adviser, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, us. Under the terms of the Investment Advisory Agreement, our Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.
Prospect Capital Management’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Investment Adviser receives a fee from us, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2% on our gross assets (including amounts borrowed). For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter are appropriately prorated.
The incentive fee has two parts. The first part, the income incentive fee, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7% annualized) hurdle rate, subject to a “catch up” provision measured as of the end of each calendar quarter. In the three months ended June 30, 2017, we incurred an incentive fee of $17.4 million (see calculation below). For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.75% per quarter (7% annualized).
We expect the incentive fees we pay to increase to the extent we earn greater interest and dividend income through our investments in portfolio companies and, to a lesser extent, realize capital gains upon the sale of warrants or other equity investments in our portfolio companies and to decrease if our interest and dividend income and capital gains decrease. The “catch-up” provision requires us to pay 100% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming an annualized hurdle rate of 7%). The catch-up provision is meant to provide Prospect Capital Management with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming an annualized hurdle rate of 7%). The income incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. If interest income is accrued but never paid, the Board of Directors would decide to write off the accrual in the quarter when the accrual is determined to be uncollectible. The write off would cause a decrease in interest income for the quarter equal to the amount of the prior accrual. The Investment Adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income.
The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2% base management fee. We pay the Investment Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

•
100.00% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate); and

•
20.00% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate).

These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.
The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, we calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each investment that has been in our portfolio. For the purpose of this calculation, an “investment” is defined as the total of all rights and claims which may be asserted against a portfolio company arising out of our participation in the debt, equity, and other financial instruments issued by that company. Aggregate realized capital gains, if any, equals the sum of the differences between the aggregate net sales price of each investment and the aggregate cost basis of such investment when sold or otherwise disposed.

Aggregate realized capital losses equal the sum of the amounts by which the aggregate net sales price of each investment is less than the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate unrealized capital depreciation equals the sum of the differences, if negative, between the aggregate valuation of each investment and the aggregate cost basis of such investment as of the applicable calendar year-end. At the end of the applicable calendar year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee involves netting aggregate realized capital gains against aggregate realized capital losses on a since-inception basis and then reducing this amount by the aggregate unrealized capital depreciation. If this number is positive, then the capital gains incentive fee payable is equal to 20% of such amount, less the aggregate amount of any capital gains incentive fees paid since inception.
The actual transfer or sale of assets by Prospect to a SPE established by Prospect and consolidated with Prospect is disregarded for purposes of calculating the incentive fee.
The following is a calculation of the most recently paid incentive fee paid in July 2017 (for the quarter ended June 30, 2017) (in thousands):

Prior Quarter Net Asset Value (adjusted for stock offerings during the quarter)	$3,392,168
Quarterly Hurdle Rate	1.75%
Current Quarter Hurdle	$59,363
125% of the Quarterly Hurdle Rate	2.1875%
125% of the Current Quarter Hurdle	$74,204
Current Quarter Pre Incentive Fee Net Investment Income	$87,097
Incentive Fee—“Catch-Up”	$14,678
Incentive Fee—20% in excess of 125% of the Current Quarter Hurdle	$2,741
Total Current Quarter Incentive Fee	$17,419
The total base management fees earned by and paid to Prospect Capital Management during the twelve months ended June 30, 2017, 2016 and 2015 were $122.9 million, $126.5 million and $134.6 million, respectively.
The income incentive fees were $76.5 million, $92.8 million and $90.7 million for the twelve months ended June 30, 2017, 2016 and 2015, respectively. No capital gains incentive fees were earned for the twelve months ended June 30, 2017, 2016 and 2015.
The total investment advisory fees were $199.4 million, $219.3 million and $225.3 million for the twelve months ended June 30, 2017, 2016 and 2015, respectively.
Because of the structure of the incentive fee, it is possible that we may have to pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable income incentive fee even if we have incurred negative total return in that quarter due to realized or unrealized losses on our investments.
Examples of Quarterly Incentive Fee Calculation
Example 1: Income Incentive Fee(*):
Alternative 1
Assumptions
Investment income (including interest, dividends, fees, etc.) = 1.25%
Hurdle rate(1) = 1.75%
Base management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
_______________________________________________________________________________
(*)    The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

(1)	Represents 7% annualized hurdle rate

(2)	Represents 2% annualized base management fee.

(3)	Excludes organizational and offering expenses.

Pre-incentive fee net investment income (investment income -- (base management fee + other expenses)) = 0.55%
Pre-incentive net investment income does not exceed hurdle rate, therefore there is no income incentive fee.
Alternative 2
Assumptions
Investment income (including interest, dividends, fees, etc.) = 2.70%
Hurdle rate(1) = 1.75%
Base management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
_______________________________________________________________________________

(1)	Represents 7% annualized hurdle rate

(2)	Represents 2% annualized base management fee.

(3)	Excludes organizational and offering expenses.
Pre-incentive fee net investment income (investment income - (base management fee + other expenses)) = 2%
Pre-incentive net investment income exceeds hurdle rate, therefore there is an income incentive fee payable by us to our Investment Adviser.

Income incentive Fee	= 100% × “Catch Up” + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.1875)% = (100% × (2% - 1.75%)) + 0% = 100% × 0.25% + 0% = 0.25%) = 0.25%
Alternative 3
Assumptions
Investment income (including interest, dividends, fees, etc.) = 3%
Hurdle rate(1) = 1.75%
Base management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
_______________________________________________________________________________

(1)	Represents 7% annualized hurdle rate.

(2)	Represents 2% annualized base management fee.

(3)	Excludes organizational and offering expenses.
Pre-incentive fee net investment income (investment income - (base management fee + other expenses)) = 2.30%
Pre-incentive net investment income exceeds hurdle rate, therefore there is an income incentive fee payable by us to our Investment Adviser.

Income incentive Fee	= 100% × “Catch Up” + the greater of 0% AND (20% × (pre-incentive fee net))investment income - 2.1875)%
= (100% × (2.1875% - 1.75%)) + the greater of 0% AND (20% × (2.30% - 2.1875%))
= (100% × 0.4375%) + (20% × 0.1125%)
= 0.4375% + 0.0225%
= 0.46%

Example 2: Capital Gains Incentive Fee:
        Alternative 1
        Assumptions

•	Year 1: $20 million investment made

•	Year 2: Fair market value, or FMV of investment determined to be $22 million

•	Year 3: FMV of investment determined to be $17 million

•	Year 4: Investment sold for $21 million
The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: No impact

•	Year 3: Decrease base amount on which the second part of the incentive fee is calculated by $3 million (unrealized capital depreciation)

•	Year 4: Increase base amount on which the second part of the incentive fee is calculated by $4 million ($1 million of realized capital gain and $3 million reversal in unrealized capital depreciation)
        Alternative 2
        Assumptions

•	Year 1: $20 million investment made

•	Year 2: FMV of investment determined to be $17 million

•	Year 3: FMV of investment determined to be $17 million

•	Year 4: FMV of investment determined to be $21 million

•	Year 5: FMV of investment determined to be $18 million

•	Year 6: Investment sold for $15 million
The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: Decrease base amount on which the second part of the incentive fee is calculated by $3 million (unrealized capital depreciation)

•	Year 3: No impact

•	Year 4: Increase base amount on which the second part of the incentive fee is calculated by $3 million (reversal in unrealized capital depreciation)

•	Year 5: Decrease base amount on which the second part of the incentive fee is calculated by $2 million (unrealized capital depreciation)

•
Year 6:    Decrease base amount on which the second part of the incentive fee is calculated by $3 million ($5 million of realized capital loss offset by a $2 million reversal in unrealized capital depreciation)

        Alternative 3
        Assumptions

•	Year 1: $20 million investment made in company A, or Investment A, and $20 million investment made in company B, or Investment B

•	Year 2: FMV of Investment A is determined to be $21 million, and Investment B is sold for $18 million

•	Year 3: Investment A is sold for $23 million
The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: Decrease base amount on which the second part of the incentive fee is calculated by $2 million (realized capital loss on Investment B)

•	Year 3: Increase base amount on which the second part of the incentive fee is calculated by $3 million (realized capital gain on Investment A)

Alternative 4
Assumptions

•	Year 1: $20 million investment made in company A, or Investment A, and $20 million investment made in company B, or Investment B

•	Year 2: FMV of Investment A is determined to be $21 million, and FMV of Investment B is determined to be $17 million

•	Year 3: FMV of Investment A is determined to be $18 million, and FMV of Investment B is determined to be $18 million

•	Year 4: FMV of Investment A is determined to be $19 million, and FMV of Investment B is determined to be $21 million

•	Year 5: Investment A is sold for $17 million, and Investment B is sold for $23 million
The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: Decrease base amount on which the second part of the incentive fee is calculated by $3 million (unrealized capital depreciation on Investment B)

•
Year 3:    Decrease base amount on which the second part of the incentive fee is calculated by $1 million ($2 million in unrealized capital depreciation on Investment A and $1 million recovery in unrealized capital depreciation on Investment B)

•
Year 4:    Increase base amount on which the second part of the incentive fee is calculated by $3 million ($1 million recovery in unrealized capital depreciation on Investment A and $2 million recovery in unrealized capital depreciation on Investment B)

•
Year 5:    Increase base amount on which the second part of the incentive fee is calculated by $1 million ($3 million realized capital gain on Investment B offset by $3 million realized capital loss on Investment A plus a $1 million reversal in unrealized capital depreciation on Investment A from Year 4)

Payment of our expenses
All investment professionals of the Investment Adviser and its staff, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Investment Adviser. We bear all other costs and expenses of our operations and transactions, including those relating to: organization and offering; calculation of our net asset value (including the cost and expenses of any independent valuation firms); expenses incurred by Prospect Capital Management payable to third parties, including agents, consultants or other advisers (such as independent valuation firms, accountants and legal counsel), in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, and dividends payable on preferred stock, if any, incurred to finance our investments; offerings of our debt, our preferred shares, our common stock and other securities; investment advisory fees; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors’ fees and expenses; costs of preparing and filing reports or other documents with the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us, by our Investment Adviser or by Prospect Administration in connection with administering our business, such as our allocable portion of overhead under the Administration Agreement, including rent and our allocable portion of the costs of our Chief Compliance Officer and Chief Financial Officer and his staff.
Duration and Termination
The Investment Advisory Agreement was originally approved by our Board of Directors on June 23, 2004 and was recently re-approved by the Board of Directors on June 13, 2017 for an additional one-year term expiring June 22, 2018. Unless terminated earlier as described below, it will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. See “Risk Factors—Risks Relating to Our Business—We are dependent upon Prospect Capital Management’s key management personnel for our future success.”

Administration Agreement
We have also entered into an administration agreement (the “Administration Agreement”) with Prospect Administration under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for us. For providing these services, we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our Chief Financial Officer and Chief Compliance Officer and his staff, including the internal legal staff. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Prospect Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance (see Managerial Assistance section below). The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Prospect Administration is a wholly-owned subsidiary of the Investment Adviser.
The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration’s services under the Administration Agreement or otherwise as administrator for us. Our payments to Prospect Administration are periodically reviewed by our Board of Directors.
The allocation of gross overhead expense from Prospect Administration was $22,882, $20,313 and $21,991 for the years ended June 30, 2017, 2016 and 2015, respectively. Prospect Administration received estimated payments of $8,760, $7,445 and $7,014 directly from our portfolio companies and certain funds managed by the Investment Adviser for legal, tax and portfolio level accounting services during the years ended June 30, 2017, 2016 and 2015, respectively. We were given a credit for these payments as a reduction of the administrative services cost payable by us to Prospect Administration. Had Prospect Administration not received these payments, Prospect Administration’s charges for its administrative services would have increased by these amounts. During the year ended June 30, 2017, other operating expenses in the amount of $876 incurred by us, which were attributable to CCPI Inc. (“CCPI”), have been reimbursed by CCPI and are reflected as an offset to our overhead allocation. No such reimbursements or expenses occurred during the years ended June 30, 2016 or June 30, 2015. During the year ended June 30, 2016, we renegotiated the managerial assistance agreement with First Tower LLC (“First Tower”) and reversed $1,200 of previously accrued managerial assistance at First Tower Delaware, $600 of which was expensed during the three months ended June 30, 2015, as the fee was paid by First Tower, which decreased our overhead expense. During the year ended June 30, 2016, we also incurred $379 of overhead expense related to our consolidated entity SB Forging Company, Inc. Net overhead during the years ended June 30, 2017, 2016 and 2015 totaled $13,246, $12,647 and $14,977, respectively.
Indemnification
The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Capital Management and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Capital Management’s services under the Investment Advisory Agreement or otherwise as our investment adviser.
The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration’s services under the Administration Agreement or otherwise as our administrator.
Board of Directors approval of the Investment Advisory Agreement
On June 13, 2017, our Board of Directors voted unanimously to renew the Investment Advisory Agreement for the 12-month period ending June 22, 2018. In its consideration of the Investment Advisory Agreement, the Board of Directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by Prospect Capital Management; (b) comparative data with respect to advisory fees or expense ratios paid by other business development companies with similar investment objectives; (c) our projected operating expenses; (d) the projected profitability of Prospect Capital Management and any existing and potential sources of indirect income to Prospect Capital Management or Prospect Administration from their relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement; (f) the organizational capability and financial condition of Prospect Capital Management and its affiliates and (g) the possibility of obtaining similar services from other third party service providers or through an internally managed structure. In approving the renewal of the Investment Advisory Agreement, the Board of Directors, including all of the directors who are not “interested persons,” considered the following:
•Nature, Quality and Extent of Services. The Board of Directors considered the nature, extent and quality of the investment selection process employed by Prospect Capital Management. The Board of Directors also considered Prospect Capital Management’s personnel and their prior experience in connection with the types of investments made by us. The Board of Directors concluded that the services to be provided under the Investment Advisory Agreement are generally the same as those of comparable business development companies described in the available market data.
•Investment Performance. The Board of Directors reviewed our investment performance over various periods, including the one-, two-, three-, five- and ten-year periods ended December 31, 2016, as well as comparative data with respect to the investment performance of a group of other, comparable externally managed business development companies selected by the Adviser and the Company’s Board of Directors. The Board of Directors concluded that Prospect Capital Management was delivering results consistent with our investment objective and that our investment performance was satisfactory when compared to comparable business development companies.
•The reasonableness of the fees paid to Prospect Capital Management. The Board of Directors considered comparative data based on publicly available information on a group of other, comparable business development companies selected by the Adviser and the Company’s Board of Directors (the “BDC Expense Peers”) with respect to services rendered and the advisory fees (including the management fees and incentive fees), as well as our projected operating expenses, efficiency ratio and expense ratio compared to the BDC Expense Peers. The Board of Directors reviewed information concerning Prospect Capital Management’s costs in serving as the Company’s investment adviser, including costs associated with technology, infrastructure and compliance necessary to manage the Company, as well as compensation costs, Prospect Capital Management’s compensation program, and the relationship of such compensation to Prospect Capital Management’s ability to attract and retain investment advisory personnel. Finally, on behalf of the Company, the Board of Directors also considered the profitability of Prospect Capital Management. Based upon its review, the Board of Directors concluded that the fees to be paid under the Investment Advisory Agreement are reasonable.
•Economies of Scale. The Board of Directors considered information about the potential of Prospect Capital Management to realize economies of scale in managing our assets, and determined that at this time there were not economies of scale to be realized by Prospect Capital Management.
Based on the information reviewed and the discussions detailed above, the Board of Directors (including all of the directors who are not “interested persons”) concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the renewal of the Investment Advisory Agreement with Prospect Capital Management as being in the best interests of the Company and its stockholders.
Portfolio Managers
The following individuals function as portfolio managers primarily responsible for the day-to-day management of our portfolio. Our portfolio managers are not responsible for day-to-day management of any other accounts. For a description of their principal occupations for the past five years, see above.

Name	Position	Length of Service with Company (Years)
John F. Barry III	Chairman and Chief Executive Officer	13
M. Grier Eliasek	President and Chief Operating Officer	13
Mr. Eliasek receives no compensation from the Company. Mr. Eliasek receives a salary and bonus from Prospect Capital Management that takes into account his role as a senior officer of the Company and of Prospect Capital Management, his performance and the performance of each of Prospect Capital Management and the Company. Mr. Barry receives no compensation from the Company. Mr. Barry, as the sole member of Prospect Capital Management, receives a salary and/or bonus from Prospect Capital Management and is entitled to equity distributions after all other obligations of Prospect Capital Management are met.

The following table sets forth the dollar range of our common stock beneficially owned by each of the portfolio managers described above as of June 30, 2017.

Name	Aggregate Dollar Range of Common Stock Beneficially Owned by Portfolio Managers
John F. Barry III	Over $100,000
M. Grier Eliasek	Over $100,000
Managerial Assistance
As a BDC, we are obligated under the 1940 Act to make available to certain of our portfolio companies significant managerial assistance. “Making available significant managerial assistance” refers to any arrangement whereby we provide significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We are also deemed to be providing managerial assistance to all portfolio companies that we control, either by ourselves or in conjunction with others. The nature and extent of significant managerial assistance provided by us to controlled and non-controlled portfolio companies will vary according to the particular needs of each portfolio company. Examples of such activities include (i) advice on recruiting, hiring, management and termination of employees, officers and directors, succession planning and other human resource matters; (ii) advice on capital raising, capital budgeting, and capital expenditures; (iii) advice on advertising, marketing, and sales; (iv) advice on fulfillment, operations, and execution; (v) advice on managing relationships with unions and other personnel organizations, financing sources, vendors, customers, lessors, lessees, lawyers, accountants, regulators and other important counterparties; (vi) evaluating acquisition and divestiture opportunities, plant expansions and closings, and market expansions; (vii) participating in audit committee, nominating committee, board and management meetings; (viii) consulting with and advising board members and officers of portfolio companies (on overall strategy and other matters); and (ix) providing other organizational, operational, managerial and financial guidance.
Prospect Administration, when performing a managerial assistance agreement executed with each portfolio company to which we provide managerial assistance, arranges for the provision of such managerial assistance on our behalf. When doing so, Prospect Administration utilizes personnel of our Investment Adviser. We, on behalf of Prospect Administration, invoice portfolio companies receiving and paying for managerial assistance, and we remit to Prospect Administration its cost of providing such services, including the charges deemed appropriate by our Investment Adviser for providing such managerial assistance. No income is recognized by Prospect.
During the years ended June 30, 2017, 2016 and 2015, we received payments of $6,923, $6,102 and $5,126, respectively, from our portfolio companies for managerial assistance and subsequently remitted these amounts to Prospect Administration. During the year ended June 30, 2016, we reversed $1,200 of managerial assistance expense related to our consolidated entity First Tower Delaware which was included within allocation from Prospect Administration on our Consolidated Statement of Operations for the year ended June 30, 2015. The $1,200 was subsequently paid to Prospect Administration by First Tower LLC, the operating company.
License Agreement
We entered into a license agreement with Prospect Capital Investment Management, LLC, an affiliate of Prospect Capital Management, pursuant to which Prospect Capital Investment Management agreed to grant us a non-exclusive, royalty free license to use the name “Prospect Capital.” Under this agreement, we have a right to use the Prospect Capital name, for so long as Prospect Capital Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the Prospect Capital name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with our Investment Adviser is in effect.

CERTAIN RELATIONSHIPS AND TRANSACTIONS
We have entered into the Investment Advisory Agreement with Prospect Capital Management. Our Chairman of the Board of Directors is the sole member of and controls Prospect Capital Management. Our senior management may in the future also serve as principals of other investment managers affiliated with Prospect Capital Management that may in the future manage investment funds with investment objectives similar to ours. In addition, our executive officers and directors and the principals of Prospect Capital Management may serve as officers, directors or principals of entities that operate in the same or related lines of business as we do or of investment funds managed by affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Prospect Capital Management. However, our Investment Adviser and other members of the affiliated present and predecessor companies of Prospect Capital Management intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” Notes 13 and 14 in the accompanying Consolidated Financial Statements, “Risk Factors—Risks Relating To Our Business—Potential conflicts of interest could impact our investment returns” and “Risk Factors—Risks Relating To Our Securities—Our ability to enter into transactions with our affiliates is restricted.”
In addition, pursuant to the terms of the Administration Agreement, Prospect Administration provides, or arranges to provide, the Company with the office facilities and administrative services necessary to conduct our day-to-day operations. Prospect Capital Management is the sole member of and controls Prospect Administration.
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
As of October 25, 2017, there were no persons that owned 25% or more of our outstanding voting securities, and we believe no person should be deemed to control us, as such term is defined in the 1940 Act.
The following table sets forth, as of October 25, 2017 certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group. Unless otherwise indicated, we believe that the beneficial owners set forth in the tables below have sole voting and investment power.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Class(1)
5% or more holders
John F. Barry III	24,081,737	6.7%
Other executive officers and directors as a group	1,394,944	0.4%
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(1)	Based on a total of 360,394,335 shares of our common stock issued and outstanding as of October 25, 2017.
The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors and officers as of June 30, 2017 within the same family of investment companies. Information as to beneficial ownership is based on information furnished to us by the directors. We are part of a “family of investment companies”, as that term is defined in the 1940 Act, that includes Priority Income Fund, Inc. (“Priority”) and Pathway Energy Infrastructure Fund, Inc. (“Pathway”).

Name of Director or Officer	Dollar Range of Equity Securities in the Company(1)	Dollar Range of Equity Securities in Priority(1)	Dollar Range of Equity Securities in Pathway(1)
Independent Directors
William J. Gremp	$50,001 - $100,000	None	None
Andrew C. Cooper	None	None	None
Eugene S. Stark	Over $100,000	None	None
Interested Directors
John F. Barry III	Over $100,000	None	None
M. Grier Eliasek	Over $100,000	None	None
Officer
Brian H. Oswald	Over $100,000	None	None
_______________________________________________________________________________

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

PORTFOLIO COMPANIES
The following is a listing of our portfolio companies at June 30, 2017. Values are as of June 30, 2017.
The portfolio companies are presented in three categories: “companies more than 25% owned” are portfolio companies in which Prospect directly or indirectly owns more than 25% of the outstanding voting securities of such portfolio company and, therefore, such portfolio company is presumed to be controlled by us under the 1940 Act; “companies owned 5% to 24.99%” are portfolio companies where Prospect directly or indirectly owns 5% to 24.99% of the outstanding voting securities of such portfolio company and/or holds one or more seats on the portfolio company’s Board of Directors and, therefore, such portfolio company is deemed to be an affiliated person with us under the 1940 Act; “companies less than 5% owned” are portfolio companies where Prospect directly or indirectly owns less than 5% of the outstanding voting securities of such portfolio company and where it has no other affiliations with such portfolio company. As of June 30, 2017, Prospect owned controlling interests in Arctic Energy Services, LLC; CCPI Inc.; CP Energy Services Inc.; Credit Central Loan Company, LLC; Echelon Aviation LLC; Edmentum Ultimate Holdings, LLC; First Tower Finance Company LLC; Freedom Marine Solutions, LLC; MITY, Inc.; National Property REIT Corp.; Nationwide Loan Company LLC; NMMB, Inc.; R-V Industries, Inc.; SB Forging Company II, Inc. (f/k/a Gulf Coast Machine & Supply Company); USES Corp.; Valley Electric Company, Inc.; and Wolf Energy, LLC. We also own affiliated interests in Nixon, Inc. and Targus International, LLC. Prospect makes available significant managerial assistance to its portfolio companies. Prospect generally requests and may receive rights to observe the meetings of its portfolio companies’ Boards of Directors.

Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Companies more than 25% owned
Arctic Energy Services, LLC	Energy Equipment & Services (Wyoming)	Class D Units (32,915 units)		100%	17,370
		Class E Units (21,080 units)		100%	—
		Class A Units (700 units)		70%	—
		Class C Units (10 units)		100%	—
CCPI Inc.	Electronic Equipment, Instruments & Components (Ohio)	Senior Secured Term Loan A (10.00%, due 12/31/2020)	First priority lien			2,966
		Senior Secured Term Loan B (12.00% plus 7.00% PIK, due 12/31/2020)	First priority lien			18,216
		Common Stock (14,857 shares)		95%	21,870
CP Energy Services Inc.	Energy Equipment & Services (Oklahoma)	Series B Convertible Preferred Stock (1,043 shares)		100%	72,216
		Common Stock (2,924 shares)		82%	—
Credit Central Loan Company, LLC	Consumer Finance (South Carolina)	Subordinated Term Loan (10.00% plus 10.00% PIK, due 6/26/2019)(1)	Second priority lien			51,855
		Class A Units (10,640,642 units)(1)		100%	9,881
		Net Revenues Interest (25% of Net Revenues)(1)		25%	2,699
Echelon Aviation LLC	Aerospace & Defense (New York)	Senior Secured Term Loan (11.75% (LIBOR + 9.75% with 2.00% LIBOR floor) plus 2.25% PIK, due 3/31/2022)	First priority lien			31,005
		Senior Secured Term Loan (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 1.00% PIK, due 12/7/2024)	First priority lien			16,044
		Membership Interest (99%)		99%	24,219

Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Edmentum Ultimate Holdings, LLC	Diversified Consumer Services (Minnesota)	Second Lien Revolving Credit Facility to Edmentum, Inc. – $7,834 Commitment (5.00%, due 6/9/2020)	Second priority lien			7,834
		Unsecured Senior PIK Note (8.50% PIK, due 6/9/2020)	None			6,905
		Unsecured Junior PIK Note (10.00% PIK, in non-accrual status effective 1/1/2017, due 6/9/2020)	None			31,870
		Class A Common Units (370,964 units)		37%	286
First Tower Finance Company LLC	Consumer Finance (Mississippi)	Subordinated Term Loan to First Tower, LLC (10.00% plus 7.00% PIK, due 6/24/2019)(1)	Second priority lien			261,114
		Class A Units (93,997,533 units)(1)		80%	104,474
Freedom Marine Solutions, LLC	Energy Equipment & Services (Louisiana)	Membership Interest (100%)		100%	23,994
MITY, Inc.	Commercial Services & Supplies (Utah)	Senior Secured Note A (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor), due 1/30/2020)	First priority lien			26,250
		Senior Secured Note B (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor) plus 10.00% PIK, due 1/30/2020)	First priority lien			24,442
		Subordinated Unsecured Note to Broda Enterprises ULC (10.00%, due on demand)(1)				5,659
		Common Stock (42,053 shares)		95%	20,161
National Property REIT Corp.	Equity Real Estate Investment Trusts (REITs) / Online Lending (Various)	Senior Secured Term Loan A (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 5.50% PIK, due 4/1/2019)	First priority lien			291,315
		Senior Secured Term Loan E (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 5.00% PIK, due 4/1/2019)	First priority lien			122,314
		Senior Secured Term Loan C to ACL Loan Holdings, Inc. (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 5.00% PIK, due 4/1/2019)(1)	First priority lien			59,722
		Senior Secured Term Loan C to American Consumer Lending Limited (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 5.00% PIK, due 12/15/2020)(1)	First priority lien			87,130
		Common Stock (2,280,992 shares)		100%	338,046
		Net Operating Income Interest (5% of Net Operating Income)		5%	88,777
Nationwide Loan Company LLC	Consumer Finance (Illinois)	Senior Subordinated Term Loan to Nationwide Acceptance LLC (10.00% plus 10.00% PIK, due 6/18/2019)(1)	Second priority lien			16,819
		Class A Units (32,456,159 units)(1)		94%	20,126
NMMB, Inc.	Media (New York)	Senior Secured Note (14.00%, due 5/6/2021)	First priority lien			3,714
		Senior Secured Note to Armed Forces Communications, Inc. (14.00%, due 5/6/2021)	First priority lien			6,900
		Series A Preferred Stock (7,200 shares)		52%	5,713
		Series B Preferred Stock (5,669 shares)		41%	4,498
R-V Industries, Inc.	Machinery (Pennsylvania)	Senior Subordinated Note (10.30% (LIBOR + 9.00% with 1.00% LIBOR floor), due 3/31/2022	Second priority lien			28,622
		Common Stock (745,107 shares)		88%	4,056

Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
SB Forging Company II, Inc. (f/k/a Gulf Coast Machine & Supply Company)	Energy Equipment & Services (Texas)	Series A Convertible Preferred Stock (99,900 shares)		100%	1,940
		Common Stock (100 shares)		100%	—
USES Corp.	Commercial Services & Supplies (Texas)	Senior Secured Term Loan A (9.00% PIK, in non-accrual status effective 4/1/2016, due 7/22/2020)	First priority lien			12,517
		Senior Secured Term Loan B (15.50% PIK, in non-accrual status effective 4/1/2016, due 7/22/2020)	First priority lien			—
		Common Stock (268,962 shares)		100%	—
Valley Electric Company, Inc.	Construction & Engineering (Washington)	Senior Secured Note to Valley Electric Co. of Mt. Vernon, Inc. (8.00% (LIBOR + 5.00% with 3.00% LIBOR floor) plus 2.50% PIK, due 12/31/2024)	First priority lien			10,430
		Senior Secured Note (10.00% plus 8.50% PIK, due 6/23/2024)	First priority lien			22,079
		Common Stock (50,000 shares)		95%	—
Wolf Energy, LLC	Energy Equipment & Services (Kansas)	Membership Interest (100%)		100%	—
		Membership Interest in Wolf Energy Services Company, LLC (100%)		100%	5,662
		Net Profits Interest (8% of Equity Distributions)		8%	15
Companies 5% to 24.99% owned
Nixon, Inc.	Textiles, Apparel & Luxury Goods (California)	Senior Secured Term Loan (11.50% PIK, in non-accrual status effective 7/1/2016, due 11/12/2022)				—
		Common Stock (857 units)		9%	—
Targus International, LLC	Textiles, Apparel & Luxury Goods (California)	Senior Secured Term Loan A (15.00% PIK, due 12/31/2019)	First priority lien			1,532
		Senior Secured Term Loan B (15.00% PIK, due 12/31/2019)	First priority lien			4,596
		Common Stock (1,262,737 shares)		13%	5,301
Companies less than 5% owned
American Gilsonite Company	Chemicals (Utah)	Membership Interest (1.93%)		2%	—
Apidos CLO IX	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 0.00%, due 7/15/2023)(1)			7,597
Apidos CLO XI	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 9.54%, due 10/17/2028)(1)			24,777
Apidos CLO XII	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 5.73%, due 4/15/2025)(1)			26,047
Apidos CLO XV	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 12.29%, due 10/20/2025)(1)			26,083
Apidos CLO XXII	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 14.51%, due 10/20/2027)(1)			25,432
Ark-La-Tex Wireline Services, LLC	Energy & Equipment Services (Louisiana)	Senior Secured Term Loan B (12.73% (LIBOR + 11.50% with 1.00% LIBOR floor), in non-accrual status effective 4/1/2016, due 4/8/2019)	First priority lien			1,630

Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Armor Holding II LLC	Commercial Services & Supplies (New York)	Second Lien Term Loan (10.30% (LIBOR + 9.00% with 1.25% LIBOR floor), due 12/26/2020)	Second priority lien			7,000
Atlantis Health Care Group (Puerto Rico), Inc.	Health Care Providers & Services (Puerto Rico)	Revolving Line of Credit – $7,000 Commitment (9.50% (LIBOR + 8.00% with 1.50% LIBOR floor), due 8/21/2018)	First priority lien			3,850
		Senior Term Loan (9.50% (LIBOR + 8.00% with 1.50% LIBOR floor), due 2/21/2020)	First priority lien			79,560
Babson CLO Ltd. 2014-III	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 15.01%, due 1/15/2026)(1)			39,001
Broder Bros., Co.	Textiles, Apparel & Luxury Goods (Pennsylvania)	Senior Secured Term Loan A (7.05% (LIBOR + 5.75% with 1.25% LIBOR floor), due 6/03/2021)	First priority lien			110,876
		Senior Secured Term Loan B (13.55% (LIBOR + 12.25% with 1.25% LIBOR floor), due 6/03/2021)	First priority lien			114,901
Brookside Mill CLO Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 1.29%, due 4/17/2025)(1)			14,022
California Street CLO IX Ltd. (f/k/a Symphony CLO IX Ltd.)	Structured Finance (Cayman Islands)	Preference Shares (Residual Interest, current yield 13.82%, due 10/16/2028)(1)			35,758
Capstone Logistics Acquisition, Inc.	Commercial Services & Supplies (Georgia)	Second Lien Term Loan (9.48% (LIBOR + 8.25% with 1.00% LIBOR floor), due 10/7/2022)	Second priority lien			98,468
Carlyle Global Market Strategies CLO 2014-4, Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 21.61%, due 10/15/2026)(1)			19,757
Carlyle Global Market Strategies CLO 2016-3, Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 15.04%, due 10/20/2029)(1)			26,745
Cent CLO 17 Limited	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 10.00%, due 1/30/2025)(1)			16,708
Cent CLO 20 Limited	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 15.81%, due 1/25/2026)(1)			32,148
Cent CLO 21 Limited	Structured Finance (Cayman Islands	Subordinated Notes (Residual Interest, current yield 15.47%, due 7/27/2026)(1)			36,178
Centerfield Media Holding Company	Internet Software and Services (California)	Senior Secured Term Loan A (8.30% (LIBOR + 7.00% with 1.00% LIBOR floor), due 1/17/2022)	First priority lien			67,320
		Senior Secured Term Loan B (13.80% (LIBOR + 12.50% with 1.00% LIBOR floor), due 1/17/2022)	First priority lien			68,000
CIFC Funding 2013-III, Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 15.42%, due 10/24/2025)(1)			30,265
CIFC Funding 2013-IV, Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 16.16%, due 11/27/2024)(1)			32,708
CIFC Funding 2014-IV Investor, Ltd.	Structured Finance (Cayman Islands)	Income Notes (Residual Interest, current yield 13.85%, due 10/17/2026)(1)			29,139
CIFC Funding 2016-I, Ltd.	Structured Finance (Cayman Islands)	Income Notes (Residual Interest, current yield 16.33%, due 10/21/2028)(1)			29,513
Cinedigm DC Holdings, LLC	Media (New York)	Senior Secured Term Loan (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/31/2021)	First priority lien			49,156
Coverall North America, Inc.	Commercial Services & Supplies (Florida)	Senior Secured Term Loan A (7.30% (LIBOR + 6.00% with 1.00% LIBOR floor), due 11/02/2020)	First priority lien			22,658
		Senior Secured Term Loan B (12.30% (LIBOR + 11.00% with 1.00% LIBOR floor), due 11/02/2020)	First priority lien			24,938

Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
CURO Financial Technologies Corp.	Consumer Finance (Canada)	Senior Secured Notes (12.00%, due 3/1/2022)(1)	First priority lien			10,000
Digital Room LLC	Commercial Services & Supplies (California)	Second Lien Term Loan (11.23% (LIBOR + 10.00% with 1.00% LIBOR floor), due 5/21/2023)	Second priority lien			33,389
Dunn Paper, Inc.	Paper & Forest Products (Georgia)	Second Lien Term Loan (9.98% (LIBOR + 8.75% with 1.00% LIBOR floor), due 8/26/2023)	Second priority lien			11,500
Easy Gardener Products, Inc.	Household Durables(Texas)	Senior Secured Term Loan (11.30% (LIBOR + 10.00% with .25% LIBOR floor), due 9/30/2020)	First priority lien			17,066
EZShield Parent, Inc.	Internet Software & Services (Maryland)	Senior Secured Term Loan A (7.98% (LIBOR + 6.75% with 1.00% LIBOR floor), due 2/26/2021)	First priority lien			14,963
		Senior Secured Term Loan B (12.98% (LIBOR + 11.75% with 1.00% LIBOR floor), due 2/26/2021)	First priority lien			15,000
Fleetwash, Inc.	Commercial Services & Supplies (New Jersey)	Senior Secured Term Loan B (10.30% (LIBOR + 9.00% with 1.00% LIBOR floor), due 4/30/2022)	First priority lien			21,544
		Delayed Draw Term Loan – $15,000 Commitment (9.80% (LIBOR + 8.50% with 1.00% LIBOR floor), expires 4/30/2022)	First priority lien			—
Galaxy XV CLO, Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 12.14%, due 4/15/2025)(1)			33,794
Galaxy XVI CLO, Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 11.71%, due 11/16/2025)(1)			16,611
Galaxy XVII CLO, Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 10.14%, due 7/15/2026)(1)			26,833
Global Employment Solutions, Inc.	Professional Services (Colorado)	Senior Secured Term Loan (10.48% (LIBOR + 9.25% with 1.00% LIBOR floor), due 6/26/2020)	First priority lien			48,131
Halcyon Loan Advisors Funding 2012-1 Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 0.00%, due 8/15/2023)(1)			5,086
Halcyon Loan Advisors Funding 2013-1 Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 5.76%, due 4/15/2025)(1)			23,937
Halcyon Loan Advisors Funding 2014-1 Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 9.70%, due 4/18/2026)(1)			15,984
Halcyon Loan Advisors Funding 2014-2 Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 14.39%, due 4/28/2025)(1)			27,869
Halcyon Loan Advisors Funding 2015-3 Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 15.09%, due 10/18/2027)(1)			34,938
Harbortouch Payments, LLC	Commercial Services & Supplies (Pennsylvania)	Escrow Receivable			864
HarbourView CLO VII, Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 19.25%, due 11/18/2026)(1)			14,047
Harley Marine Services, Inc.	Marine (Washington)	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 12/20/2019)	Second priority lien			8,800
Inpatient Care Management Company LLC	Health Care Providers & Services (Florida)	Senior Secured Term Loan (10.30% (LIBOR + 9.00% with 1.00% LIBOR floor), due 6/8/2021	First priority lien			25,467

Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Instant Web, LLC	Media (Minnesota)	Senior Secured Term Loan A (5.80% (LIBOR + 4.50% with 1.00% LIBOR floor), due 3/28/2019)	First priority lien			120,948
		Senior Secured Term Loan B (12.30% (LIBOR + 11.00% with 1.00% LIBOR floor), due 3/28/2019)	First priority lien			158,100
		Senior Secured Term Loan C-1 (13.05% (LIBOR + 11.75% with 1.00% LIBOR floor), due 3/28/2019)	First priority lien			27,000
		Senior Secured Term Loan C-2 (13.80% (LIBOR + 12.50% with 1.00% LIBOR floor), due 3/28/2019)	First priority lien			25,000
InterDent, Inc.	Health Care Providers & Services (California)	Senior Secured Term Loan A (6.73% (LIBOR + 5.50% with 0.75% LIBOR floor), due 8/3/2017)	First priority lien			78,656
		Senior Secured Term Loan B (11.73% (LIBOR + 10.50% with 0.75% LIBOR floor), due 8/3/2017)	First priority lien			129,857
JD Power and Associates	Capital Markets (California)	Second Lien Term Loan (9.80% (LIBOR + 8.50% with 1.00% LIBOR floor), due 9/7/2024)	Second priority lien			15,000
Jefferson Mill CLO Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 10.45%, due 7/20/2027)(1)			13,507
K&N Parent, Inc.	Auto Components (California)	Second Lien Term Loan (9.98% (LIBOR + 8.75% with 1.00% LIBOR floor), due 10/20/2024)	Second priority lien			13,000
Keystone Acquisition Corp.	Health Care Providers & Services (Pennsylvania)	Second Lien Term Loan (10.55% (LIBOR + 9.25% with 1.00% LIBOR floor), due 5/1/2025)	Second priority lien			50,000
LaserShip, Inc.	Air Freight & Logistics (Virginia)	Senior Secured Term Loan A (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 3/18/2019)	First priority lien			32,184
		Senior Secured Term Loan B (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 3/18/2019)	First priority lien			19,768
LCM XIV Ltd.	Structured Finance (Cayman Islands)	Income Notes (Residual Interest, current yield 14.99%, due 7/15/2025)(1)			21,567
Madison Park Funding IX, Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 11.49%, due 8/15/2022)(1)			8,472
Matrixx Initiatives, Inc.	Pharmaceuticals (New Jersey)	Senior Secured Term Loan A (7.80% (LIBOR + 6.50% with 1.00% LIBOR floor), due 2/24/2020)	First priority lien			65,427
		Senior Secured Term Loan B (12.80% (LIBOR + 11.50% with 1.00% LIBOR floor), due 2/24/2020)	First priority lien			52,562
Maverick Healthcare Equity, LLC	Health Care Providers & Services (Arizona)	Preferred Units (1,250,000 units)		1%	782
		Class A Common Units (1,250,000 units)		1%	—
Memorial MRI & Diagnostic, LLC	Health Care Providers & Services (Texas)	Senior Secured Term Loan (9.80% (LIBOR + 8.50% with 1.00% LIBOR floor), due 3/16/2022)	First priority lien			37,810
Mountain View CLO 2013-I Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 9.43%, due 4/12/2024)(1)			26,314
Mountain View CLO IX Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 14.70%, due 7/15/2027)(1)			39,857
National Home Healthcare Corp.	Health Care Providers & Services (Michigan)	Second Lien Term Loan (10.08% (LIBOR + 9.00% with 1.00% LIBOR floor), due 12/8/2022)	Second priority lien			15,407
NCP Finance Limited Partnership	Consumer Finance (Ohio)	Subordinated Secured Term Loan (11.00% (LIBOR + 9.75% with 1.25% LIBOR floor), due 9/30/2018)(1)	Second priority lien			25,973
Octagon Investment Partners XV, Ltd.	Structured Finance (Cayman Islands)	Income Notes (Residual Interest, current yield 13.13%, due 1/19/2025)(1)			24,250

Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Octagon Investment Partners XVIII, Ltd.	Structured Finance (Cayman Islands)	Income Notes (Residual Interest, current yield 15.36%, due 12/16/2024)(1)			17,415
Pacific World Corporation	Personal Products (California)	Revolving Line of Credit – $15,000 Commitment (8.23% (LIBOR + 7.00% with 1.00% LIBOR floor), due 9/26/2020)	First priority lien			14,725
		Senior Secured Term Loan A (6.23% (LIBOR + 5.00% with 1.00% LIBOR floor), due 9/26/2020)	First priority lien			94,834
		Senior Secured Term Loan B (10.23% (LIBOR + 9.00% with 1.00% LIBOR floor), due 9/26/2020)	First priority lien			69,450
Pelican Products, Inc.	Chemicals(California)	Second Lien Term Loan (9.55% (LIBOR + 8.25% with 1.00% LIBOR floor), due 4/9/2021)	Second priority lien			16,699
PeopleConnect Intermediate LLC (f/k/a Intelius, Inc.)	Internet Software & Services (Washington)	Revolving Line of Credit – $1,000 Commitment (9.80% (LIBOR + 8.50% with 1.00% LIBOR floor), due 8/11/2017)	First priority lien			—
		Senior Secured Term Loan A (6.80% (LIBOR + 5.50% with 1.00% LIBOR floor), due 7/1/2020)	First priority lien			19,606
		Senior Secured Term Loan B (12.80% (LIBOR + 11.50% with 1.00% LIBOR floor), due 7/1/2020)	First priority lien			20,552
PGX Holdings, Inc.	Diversified Consumer Services (Utah)	Second Lien Term Loan (10.23% (LIBOR + 9.00% with 1.00% LIBOR floor), due 9/29/2021)	Second priority lien			143,767
Photonis Technologies SAS	Electronic Equipment, Instruments & Components (France)	First Lien Term Loan (8.80% (LIBOR + 7.50% with 1.00% LIBOR floor), due 9/18/2019)(1)	First priority lien			8,794
Pinnacle (US) Acquisition Co. Limited	Software (Texas)	Second Lien Term Loan (10.55% (LIBOR + 9.25% with 1.25% LIBOR floor), due 8/3/2020)	Second priority lien			5,150
PlayPower, Inc.	Leisure Products (North Carolina)	Second Lien Term Loan (10.05% (LIBOR + 8.75% with 1.00% LIBOR floor), due 6/23/2022)	Second priority lien			11,000
PrimeSport, Inc.	Hotels, Restaurants & Leisure (Georgia)	Senior Secured Term Loan A (8.30% (LIBOR + 7.00% with 1.00% LIBOR floor), due 2/11/2021)	First priority lien			49,312
		Senior Secured Term Loan B (13.30% (LIBOR + 12.00% with 1.00% LIBOR floor), due 2/11/2021)	First priority lien			54,585
Prince Mineral Holding Corp.	Metals & Mining (New York)	Senior Secured Term Loan (11.50%, due 12/15/2019)	First priority lien			10,000
RGIS Services, LLC	Commercial Services & Supplies (Michigan)	Senior Secured Term Loan (8.80% (LIBOR + 7.50% with 1.00% LIBOR floor), due 3/31/2023)	First priority lien			14,744
RME Group Holding Company	Media (Florida)	Revolving Line of Credit – $2,000 Commitment (9.30% (LIBOR + 8.00% with 1.00% LIBOR floor), due 8/4/2017)	First priority lien			—
		Senior Secured Term Loan A (7.30% (LIBOR + 6.00% with 1.00% LIBOR floor), due 5/4/2022)	First priority lien			37,500
		Senior Secured Term Loan B (12.30% (LIBOR + 11.00% with 1.00% LIBOR floor), due 5/4/2022)	First priority lien			25,000
Rocket Software, Inc.	Software (Massachusetts)	Second Lien Term Loan (10.80% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/14/2024)	Second priority lien			50,000
SCS Merger Sub, Inc.	IT Services (Texas)	Second Lien Term Loan (10.73% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/30/2023)	Second priority lien			20,000

Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
SESAC Holdco II LLC	Media (Tennessee)	Second Lien Term Loan (8.37% (LIBOR + 7.25% with 1.00% LIBOR floor), due 2/23/2025)	Second priority lien			2,971
Small Business Whole Loan Portfolio	Online Lending (New York)	781 small business loans purchased from On Deck Capital, Inc.	None			7,964
Spartan Energy Services, Inc.	Energy Equipment & Services (Louisiana)	Senior Secured Term Loan A (7.23% (LIBOR + 6.00% with 1.00% LIBOR floor), in non-accrual status effective 4/1/2016, due 12/28/2018)	First priority lien			8,833
		Senior Secured Term Loan B (13.23% (LIBOR + 12.00% with 1.00% LIBOR floor), in non-accrual status effective 4/1/2016, due 12/28/2018)	First priority lien			—
Stryker Energy, LLC	Oil, Gas & Consumable Fuels(Ohio)	Overriding Royalty Interests			—
Sudbury Mill CLO Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 10.70%, due 1/17/2026)(1)			17,304
Symphony CLO XIV Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 10.41%, due 7/14/2026)(1)			33,744
Symphony CLO XV, Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 13.68%, due 10/17/2026)(1)			38,123
TouchTunes Interactive Networks, Inc.	Internet Software & Services (New York)	Second Lien Term Loan (9.47% (LIBOR + 8.25% with 1.00% LIBOR floor), due 5/29/2022)	Second priority lien			13,907
Traeger Pellet Grills LLC	Household Durables (Oregon)	Senior Secured Term Loan A (6.50% (LIBOR + 4.50% with 2.00% LIBOR floor), due 6/18/2019)	First priority lien			53,094
		Senior Secured Term Loan B (11.50% (LIBOR + 9.50% with 2.00% LIBOR floor), due 6/18/2019)	First priority lien			56,031
Transaction Network Services, Inc.	Diversified Telecommunication Services (Virginia)	Second Lien Term Loan (9.23% (LIBOR + 8.00% with 1.00% LIBOR floor), due 8/14/2020)	Second priority lien			4,410
Turning Point Brands, Inc.	Tobacco (Kentucky)	Second Lien Term Loan (11.00%, due 8/17/2022)	Second priority lien			14,431
United Sporting Companies, Inc.	Distributors (South Carolina)	Second Lien Term Loan (12.75% (LIBOR + 11.00% with 1.75% LIBOR floor) plus 2.00% PIK, in non-accrual status effective 4/1/2017, due 11/16/2019)	Second priority lien			83,225
		Common Stock (24,967 shares)		4%	—
Universal Fiber Systems, LLC	Textiles, Apparel & Luxury Goods (Virginia)	Second Lien Term Loan (10.76% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/02/2022)	Second priority lien			37,000
Universal Turbine Parts, LLC	Trading Companies & Distributors (Alabama)	Senior Secured Term Loan A (6.98% (LIBOR + 5.75% with 1.00% LIBOR floor), due 7/22/2021)	First priority lien			32,013
		Senior Secured Term Loan B (12.98% (LIBOR + 11.75% with 1.00% LIBOR floor), due 7/22/2021)	First priority lien			32,500

Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
USG Intermediate, LLC	Leisure Products Texas)	Revolving Line of Credit – $2,500 Commitment (10.98% (LIBOR + 9.75% with 1.00% LIBOR floor), due 4/15/2018)	First priority lien			1,000
		Senior Secured Term Loan A (8.48% (LIBOR + 7.25% with 1.00% LIBOR floor), due 4/15/2020)	First priority lien			13,307
		Senior Secured Term Loan B (13.48% (LIBOR + 12.25% with 1.00% LIBOR floor), due 4/15/2020)	First priority lien			18,897
		Equity			—
VC GB Holdings, Inc.	Household Durables (Illinois)	Subordinated Secured Term Loan (9.23% (LIBOR + 8.00% with 1.00% LIBOR floor), due 2/28/2025)	Second priority lien			19,992
Venio LLC	Professional Services (Pennsylvania)	Second Lien Term Loan (4.00% plus PIK 10.00% (LIBOR + 7.50% with 2.50% LIBOR floor), in non-accrual status effective 12/31/15, due 2/19/2020)	Second priority lien			16,342
Voya CLO 2012-2, Ltd.	Structured Finance (Cayman Islands)	Income Notes (Residual Interest, current yield 0.00%, due 10/15/2022)(1)			22,667
Voya CLO 2012-3, Ltd.	Structured Finance (Cayman Islands)	Income Notes (Residual Interest, current yield 0.00%, due 10/15/2022)(1)			26,445
Voya CLO 2012-4, Ltd.	Structured Finance (Cayman Islands)	Income Notes (Residual Interest, current yield 14.13%, due 10/15/2028)(1)			30,544
Voya CLO 2014-1, Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 15.96%, due 4/18/2026)(1)			26,177
Voya CLO 2016-3, Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 12.55%, due 10/18/2027)(1)			23,497
Voya CLO 2017-3, Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 14.89%, due 7/20/2030)(1)			44,670
Washington Mill CLO Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 8.53%, due 4/20/2026)(1)			14,182
Water Pik, Inc.	Personal Products (Colorado)	Second Lien Term Loan (10.05% (LIBOR + 8.75% with 1.00% LIBOR floor), due 1/8/2021)	Second priority lien			13,739
Wheel Pros, LLC	Auto Components (Colorado)	Senior Subordinated Secured Note (11.00% (LIBOR + 7.00% with 4.00% LIBOR floor), due 6/29/2020)	Second priority lien			12,000
		Senior Subordinated Secured Note (11.00% (LIBOR + 7.00% with 4.00% LIBOR floor), due 6/29/2020)	Second priority lien			5,460
_______________________________________________________________________________

(1)
Certain investments that the Company has determined are not “qualifying assets” under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. The Company monitors the status of these assets on an ongoing basis

DETERMINATION OF NET ASSET VALUE
The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.
In calculating the value of our total assets, we will value investments for which market quotations are readily available at such market quotations. Short-term investments which mature in 60 days or less, such as U.S. Treasury bills, are valued at amortized cost, which approximates market value. The amortized cost method involves recording a security at its cost (i.e., principal amount plus any premium and less any discount) on the date of purchase and thereafter amortizing/accreting that difference between the principal amount due at maturity and cost assuming a constant yield to maturity as determined at the time of purchase. Short-term securities which mature in more than 60 days are valued at current market quotations by an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, or otherwise by a principal market maker or a primary market dealer). Investments in money market mutual funds are valued at their net asset value as of the close of business on the day of valuation.
Most of the investments in our portfolio do not have market quotations which are readily available, meaning the investments do not have actively traded markets. Debt and equity securities for which market quotations are not readily available are valued with the assistance of an independent valuation service using a documented valuation policy and a valuation process that is consistently applied under the direction of our Board of Directors. For a discussion of the risks inherent in determining the value of securities for which readily available market values do not exist, see “Risk Factors – Risks Relating to Our Business – Most of our portfolio investments are recorded at fair value as determined in good faith under the direction of our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments.”
The factors that may be taken into account in valuing such investments include, as relevant, the portfolio company’s ability to make payments, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the financial environment in which the portfolio company operates, comparisons to securities of similar publicly traded companies, changes in interest rates for similar debt instruments and other relevant factors. Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of these investments may differ significantly from the values that would have been used had such market quotations existed for such investments, and any such differences could be material.
As part of the fair valuation process, the independent valuation firms engaged by the Board of Directors perform a review of each debt and equity investment requiring fair valuation and provide a range of values for each investment, which, along with management’s valuation recommendations, is reviewed by our Audit Committee. Management and the independent valuation firms may adjust their preliminary evaluations to reflect comments provided by our Audit Committee. The Audit Committee reviews the final valuation reports and management’s valuation recommendations and makes a recommendation to the Board of Directors based on its analysis of the methodologies employed and the various weights that should be accorded to each portion of the valuation as well as factors that the independent valuation firms and management may not have included in their evaluation processes. The Board of Directors then evaluates the Audit Committee recommendations and undertakes a similar analysis to determine the fair value of each investment in the portfolio in good faith.
Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current accounting standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

SALES OF COMMON STOCK BELOW NET ASSET VALUE
We may submit to our stockholders, for their approval, a proposal seeking authorization to make sales of our common stock at prices below our most recently determined NAV per share. Pursuant to the approval of our Board of Directors, we have made such sales in the past, and we may continue to do so under this prospectus if we seek and receive stockholder approval.
In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our Board of Directors considers a variety of factors including matters such as:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of par common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the estimated offering price would closely approximate the market value of our shares;

•	The potential market impact of being able to raise capital during the current financial market difficulties;

•	The nature of any new investors anticipated to acquire shares of common stock in the offering;

•	The anticipated rate of return on and quality, type and availability of investments; and

•	The leverage available to us.
Our Board of Directors also considers the fact that sales of common stock at a discount will benefit our Investment Advisor as the Investment Advisor will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other securities of the Company or from the offering of common stock at premium to NAV per share.
If we seek and receive stockholder approval, we will not sell shares of common stock under a prospectus supplement to a registration statement (the “current registration statement”) if the cumulative dilution to our NAV per share from offerings under the current registration statement exceeds 15%. This limit would be measured separately for each offering pursuant to the current registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage from each offering. For example, if our most recently determined NAV per share at the time of the first offering is $9.32 and we have 360.3 million shares of common stock outstanding, sale of 70.0 million shares of common stock at net proceeds to us of $4.66 per share (an approximately 50% discount) would produce dilution of 8.13%. If we subsequently determined that our NAV per share decreased to $8.60 on the then 430.3 million shares of common stock outstanding and then made an additional offering, we could, for example, sell approximately an additional 68.5 million shares of common stock at net proceeds to us of $4.30 per share, which would produce dilution of 6.87%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.
Sales by us of our common stock at a discount from NAV per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.
The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different set of investors:

•	existing stockholders who do not purchase any shares of common stock in the offering;

•	existing stockholders who purchase a relatively small amount of shares of common stock in the offering or a relatively large amount of shares of common stock in the offering; and

•	new investors who become stockholders by purchasing shares of common stock in the offering.
NAV per share used in the tables below is based on Prospect’s most recently determined NAV per share as of June 30, 2017, as adjusted to give effect to issuances and redemption of Prospect common stock since June 30, 2017. The NAV per share used for purposes of providing information in the table below is thus an estimate and does not necessarily reflect actual NAV per share at the time sales are made. Actual NAV per share may be higher or lower based on potential changes in valuations of Prospect’s portfolio securities, accruals of income, expenses and distributions declared and thus may be higher or lower at the assumed sales prices than shown below.
The tables below provide hypothetical examples of the impact that an offering at a price less than NAV per share may have on the NAV per share of shareholders and investors who do and do not participate in such an offering. However, the tables below do not show and are not intended to show any potential changes in market price that may occur from an offering at a price less than NAV per share and it is not possible to predict any potential market price change that may occur from such an offering.

Impact On Existing Stockholders Who Do Not Participate in the Offering
Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares of common stock in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares of common stock they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.
The following chart illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV per share. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below. There is no maximum level of discount from NAV at which we may sell shares pursuant to the stockholder authority.
The examples assume that we have 360.3 common shares outstanding, $6,182,530,000 in total assets and $2,825,000,000 in total liabilities. The current NAV and NAV per share are thus $3,357,530,000 and $9.32. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 18,012,500 shares (5% of the outstanding shares) at $8.85 per share after offering expenses and commission (a 5% discount from NAV); (2) an offering of 36,025,000 shares (10% of the outstanding shares) at $8.39 per share after offering expenses and commissions (a 10% discount from NAV); (3) an offering of 90,062,500 shares (25% of the outstanding shares) at $6.99 per share after offering expenses and commissions (a 25% discount from NAV); and (4) an offering of 90,062,000 shares (25% of the outstanding shares) at $0.00 per share after offering expenses and commissions (a 100% discount from NAV).

	Prior to Sale	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount		Example 4 25% Offering at 100% Discount
	Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$9.24		$8.75		$7.29		—
Net Proceeds per Share to Issuer		$8.85		$8.39		$6.99		—
Decrease to NAV
Total Shares Outstanding	360,250,000	378,262,500	5.00%	396,275,000	10.00%	450,312,500	25.00%	450,312,500	25.00%
NAV per Share	$9.32	$9.30	(0.24)%	$9.24	(0.91)%	$8.85	(5.00)%	7.46	(20.00)%
Dilution to Stockholder
Shares Held by Stockholder A	360,250	360,250	—	360,250	—	360,250	—	360,250	—
Percentage Held by Stockholder A	0.10%	0.10%	(4.76)%	0.09%	(9.09)%	0.08%	(20.00)%	0.08%	(20.00)%
Total Asset Values
Total NAV Held by Stockholder A	$3,357,530	$3,349,536	(0.24)%	$3,327,007	(0.91)%	$3,189,654	(5.00)%	$2,686,024	(20.00)%
Total Investment by Stockholder A (Assumed to be $9.32 per Share on Shares Held Prior to Sale)		$3,357,530		$3,357,530		$3,357,530		$3,357,530
Total Dilution to Stockholder A (Total NAV Less Total Investment)		$(7,994)		$(30,523)		$(167,876)		$(671,506)
Per Share Amounts
NAV per Share Held by Stockholder A		$9.30		$9.24		$8.85		$7.46
Investment per Share Held by Stockholder A (Assumed to be $9.32 per Share on Shares Held Prior to Sale)	$9.32	$9.32		$9.32		$9.32		$9.32
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.02)		$(0.08)		$(0.47)		$(1.86)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			(0.24)%		(0.91)%		(5.00)%		(20.00)%
Impact On Existing Stockholders Who Do Participate in the Offering

Our existing stockholders who participate in an offering below NAV per share or who buy additional shares of common stock in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares of common stock immediately prior to the offering. The level of NAV dilution will decrease as the number of shares of common stock such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV dilution on their existing shares but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in average NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares of common stock such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These shareholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.
The following chart illustrates the level of dilution and accretion in the offering for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 45,031 shares, which is 0.05% of the offering rather than its 0.10% proportionate share) and (2) 150% of such percentage (i.e., 135,094 shares, which is 0.15% of the offering rather than its 0.10% proportionate share). NAV has not been finally determined for any day after June 30, 2017. The table below is shown based upon the adjusted NAV of $9.32 as described above. The following example assumes a sale of 90,062,500 shares at a sales price to the public of $7.29 with a 4% underwriting discount and commissions and $350,000 of expenses ($6.99 per share net).

		50 % Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$7.29		$7.29
Net Proceeds per Share to Issuer		$6.99		$6.99
Decrease to NAV
Total Shares Outstanding	360,250,000	450,312,500	25.00%	450,312,500	25.00%
NAV per Share	$9.32	$8.85	(5.00)%	$8.85	(5.00)%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	360,250	405,281	12.50%	495,344	37.50%
Percentage Held by Stockholder A	0.10%	0.09%	(10.00)%	0.11%	10.00%
Total NAV Held by Stockholder A	$9.32	$3,588,360	6.87%	$4,385,774	30.63%
Total Investment by Stockholder A (Assumed to be $9.32 per Share) on Shares Held Prior to Sale		$3,685,596		$4,341,728
Total Dilution to Stockholder A (Total NAV Less Total Investment)		$(97,236)		$44,046
NAV per Share Held by Stockholder A after offering		$8.85		$8.85
Investment per Share Held by Stockholder A (Assumed to be $9.32 per Share on Shares Held Prior to Sale)		$9.09		$8.77
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.24)		$0.08
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			(2.64)%		1.01%
Impact On New Investors
Investors who are not currently stockholders and who participate in an offering below NAV but whose investment per share is greater than the resulting NAV per share due to selling compensation and expenses paid by the issuer will experience an immediate decrease, albeit small, in the NAV of their shares of common stock and their NAV per share compared to the price they pay for their shares of common stock. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the NAV of their shares of common stock and their NAV per share compared to the price they pay for their shares of common stock. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.
The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10% and 25% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (0.10%) of the shares of common stock in the offering as Stockholder A in the prior examples held immediately prior to the offering. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below. There is no maximum level of discount from NAV at which we may sell shares pursuant to the stockholder authority.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$9.24		$8.75		$7.29
Net Proceeds per Share to Issuer		$8.85		$8.39		$6.99
Decrease to NAV
Total Shares Outstanding	360,250,000	378,262,500	5.00%	396,275,000	10.00%	450,312,500	25.00%
NAV per Share	$9.32	$9.30	(0.24)%	$9.24	(0.91)%	$8.85	(5.00)%
Dilution to Participating Stockholder
Shares Held by Stockholder A	—	18,013		36,025		90,063
Percentage Held by Stockholder A	—%	—%		0.01%		0.02%
Total NAV Held by Stockholder A	$—	$167,477		$332,701		$797,413
Total investment by Stockholder A		$166,492		$315,133		$656,132
Total Dilution to Stockholder A (Total NAV Less Total Investment)		$985		$17,568		$141,281
NAV per Share Held by Stockholder A		$9.30		$9.24		$8.85
Investment per Share Held by Stockholder A		$9.24		$8.75		$7.29
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$0.06		$0.49		$1.56
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			0.59%		5.57%		21.53%

DIVIDEND REINVESTMENT AND DIRECT STOCK PURCHASE PLAN
We have adopted a dividend reinvestment and direct stock purchase plan that provides for reinvestment of our dividends or distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below, and the ability to purchase additional shares by making optional cash investments. As a result, when our Board of Directors authorizes, and we declare, a cash dividend or distribution, then our stockholders who have not “opted out” of our dividend reinvestment and direct stock purchase plan will have their cash dividends or distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends or distributions. If you are not a current stockholder and want to enroll or have “opted out” and wish to rejoin, you may purchase shares directly through the plan or opt in by enrolling online or submitting to the plan administrator a completed enrollment form and, if you are not a current stockholder, making an initial investment of at least $250.
No action is required on the part of a registered stockholder to have their cash dividend or distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend or distribution in cash by notifying the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up a dividend reinvestment account for shares acquired pursuant to the plan for each stockholder who has not so elected to receive dividends and distributions in cash or who has enrolled in the plan as described herein (each, a “Participant”). The plan administrator will hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the plan administrator’s name or that of its nominee. Upon request by a Participant to terminate their participation in the plan, received in writing, via the internet or the plan administrator’s toll free number no later than 3 business days prior to a dividend or distribution payment date, such dividend or distribution will be paid out in cash and not be reinvested. If such request is received fewer than 3 business days prior to a dividend or distribution payment date, such dividend or distribution will be reinvested but all subsequent dividends and distributions will be paid to the stockholder in cash on all balances. Upon such termination of the Participant’s participation in the plan, all whole shares owned by the Participant will be issued to the Participant in certificated form and a check will be issued to the Participant for the proceeds of fractional shares less a transaction fee of $15.00 to be deducted from such proceeds. Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends or distributions in cash by notifying their broker or other financial intermediary of their election.
We primarily use newly-issued shares to implement reinvestment of dividends and distributions under the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with the implementation of reinvestment of dividends or distributions under the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend or distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the NASDAQ Global Select Market on the last business day before the payment date for such dividend or distribution. Market price per share on that date will be the closing price for such shares on the NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend or distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. Stockholders who do not elect to receive dividends and distributions in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium at the time we issue new shares under the plan and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend or distribution payable to a stockholder.
There are no brokerage charges or other charges to stockholders who participate in reinvestment of dividends or distributions under the plan. The plan administrator’s fees under the plan are paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.
Stockholders who receive dividends or distributions in the form of stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their dividends or distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or distribution from us will be equal to the total dollar amount of the dividend or distribution payable to the stockholder. Any stock received in a dividend or distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. Stockholder’s account (as defined below).
Participants in the plan have the option of making additional cash payments to the plan administrator for investment in the shares at the then current market price. Such payments may be made in any amount from $25 to $10,000 per transaction.

Participants in the plan may also elect to have funds electronically withdrawn from their checking or savings account each month. Direct debit of cash will be performed on the 10th of each month. Participants may elect this option by submitting a written authorization form or by enrolling online at the plan administrator’s website. The plan administrator will use all funds received from participants since the prior investment of funds to purchase shares of our common stock in the open market. We will not use newly-issued shares of our common stock to implement such purchases. Purchase orders will be submitted daily. The Plan Administrator may, at its discretion, submit purchase orders less frequently but no later than 30 days after receipt. The plan administrator will charge each stockholder who makes such additional cash payments $2.50, plus a $0.10 per share brokerage commission. Cash dividends and distributions payable on all shares credited to your plan account will be automatically reinvested in additional shares pursuant to the terms of the plan. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. Instructions sent by a participant to the plan administrator in connection with such participant’s cash payment may not be rescinded.
Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com or by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at American Stock Transfer & Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the plan administrator’s Interactive Voice Response System at (888) 888-0313. Upon termination, the stockholder will receive certificates for the full shares credited to your plan account. If you elect to receive cash, the plan administrator sells such shares and delivers a check for the proceeds, less the $0.10 per share commission and the plan administrator’s transaction fee of $15. In every case of termination, fractional shares credited to a terminating plan account are paid in cash at the then-current market price, less any commission and transaction fee.
The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any payable date for the payment of any dividend by us or distribution pursuant to any additional cash payment made. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company LLC, 6201 15th Avenue, Brooklyn, New York 11219, or by telephone at 888-888-0313.
Stockholders who purchased their shares through or hold their shares in the name of a broker or financial institution should consult with a representative of their broker or financial institution with respect to their participation in our dividend reinvestment plan and direct stock purchase plan. Such holders of our stock may not be identified as our registered stockholders with the plan administrator and may not automatically have their cash dividend or distribution reinvested in shares of our common stock by the plan administrator.

1. How do I purchase shares if I am not an existing registered holder?
To make an investment online, log on to www.amstock.com, click on “Shareholders” followed by “Invest Online,” then select “All Plans” from the left toolbar. Select “Prospect Capital Corporation” Common Stock,” followed by “Invest Now.” Follow the “Steps to Invest,” which will guide you through the six-step investment process. Follow the prompts to provide your banking account number and ABA routing number to allow for the direct debit of funds from your savings or checking account. You will receive a receipt of your transaction upon completion of the investment process, as well as a subsequent e-mail confirming the number of shares purchased and their price (generally within two business days). To invest by mail, complete an Enrollment Application, which can be obtained by calling the Plan Administrator at 1-888-888-0313, and enclose a check made payable to American Stock Transfer & Trust Company, LLC for the value of your investment. The Enrollment Application may also be downloaded from the Plan Administrator’s website (www.amstock.com). The minimum initial investment is $250.00. The maximum investment is $10,000.00 per transaction. Once you are a stockholder, the minimum purchase amount is reduced to $25.00. For purchases made with voluntary contributions, there is a transaction fee of $2.50 per purchase and a per-share commission of $0.10, each to be paid by the participants in the Plan. Your cash payment, less applicable service charges, fees and commissions, will be used to purchase shares on the open market for your account. Both full and fractional shares, up to three decimal places, will be credited to your Plan account. The Plan Administrator will commingle net funds (if applicable) with cash payments from all participants to purchase shares in the open market. Purchase orders will be submitted daily. The Plan Administrator may, at its discretion, submit purchase orders less frequently but no later than 30 days after receipt. No interest will be paid by the Plan Administrator pending investment. Instructions sent to the Plan Administrator may not be rescinded. You may also authorize the Plan Administrator, on the enrollment application or the Plan Administrator’s website, to make monthly purchases of a specified dollar amount, by automatic withdrawal from your bank account. Funds will be withdrawn from your bank account, via electronic funds transfer (EFT), on the 10th day of each month (or the next following day if the 10th is not a business day). To terminate monthly purchases by automatic withdrawal, please send the Plan Administrator written, signed instructions, which must be received by the Plan Administrator not less than 3 business days prior to an automatic withdrawal for such termination to take effect prior to such withdrawal. It is your responsibility to notify the Plan Administrator if your direct debit information changes. If a check or ACH withdrawal is returned to the Plan Administrator as “unpaid,” the Plan Administrator will sell shares if already purchased and liquidate additional shares, if necessary, to reimburse itself for any loss incurred, as well as a returned check fee of $25.00. This is in addition to any other rights the Plan Administrator may have.
Stockholders who purchased their shares through or hold their shares in the name of a broker or financial institution should consult with a representative of their broker or financial institution with respect to their participation in the Plan. Such holders of common stock may not be identified as registered stockholders of Prospect Capital Corporation with the Plan Administrator.
2. How do I purchase additional shares if I am already a registered stockholder?
Additional shares may be purchased at any time. All of the terms outlined in Section #1 above apply, except the minimum investment is only $25.00. To make an investment online, log on to www.amstock.com and select “Shareholders” followed by “Account Access and General Information,” and finally “Account Access.” You will be prompted to enter your Unique Account ID. If you do not have a Unique Account ID, register directly online and your Unique Account ID will be provided. Follow the prompts when registering for your Unique Account ID. From the left toolbar, select “Purchase Additional Shares” and complete the steps. Optional cash payments may also be mailed to the Plan Administrator using the tear-off portion of your account statement (sent in conjunction with each scheduled dividend) or purchase transaction advice, or via detailed written instructions. You may also authorize the Plan Administrator, on an enrollment application or the Plan Administrator’s website, to make monthly purchases of a specified dollar amount by automatic withdrawal from your bank account. Funds will be withdrawn from your bank account, via electronic funds transfer (EFT), on the 10th day of each month (or the next following day if the 10th is not a business day). To terminate monthly purchases by automatic withdrawal, you must send the Plan Administrator written, signed instructions. It is your responsibility to notify the Plan Administrator if your direct debit information changes. All shares will be purchased in the open market at the current market price.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to us or our investors on such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, U.S. Stockholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market our shares and persons who hold our shares as part of a “straddle,” “hedge” or “conversion” transaction. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). This discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations thereof, each as of the date of this prospectus and all of which are subject to differing interpretation or change, possibly retroactively, which could affect the continuing validity of this discussion. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to the any of the tax aspects set forth below.
This summary does not discuss the consequences of an investment in shares of our preferred stock, debt securities, subscription rights to purchase our securities, warrants representing rights to purchase our securities or separately tradeable units combining two or more of our securities. The tax consequences of such an investment will be discussed in a relevant prospectus supplement.
A “U.S. Stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;

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A corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
A trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

A “Non-U.S. Stockholder” is a beneficial owner of shares of our common stock that is not a partnership and is not a U.S. Stockholder.
If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisor with respect to the purchase, ownership and disposition of shares of our common stock.
Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.
Election To Be Taxed As A RIC
As a business development company, we have elected and intend to continue to qualify to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally are not subject to corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).
Taxation As A RIC
In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	qualify to be treated as a business development company or be registered as a management investment company under the 1940 Act at all times during each taxable year;

•
derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or other securities or currencies or other income derived with respect to our business of investing in such stock, securities or currencies and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code) (the 90% Income Test); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

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at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets and do not represent more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”); and

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no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, (i) of one issuer, (ii) of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of one or more “qualified publicly traded partnerships.”

To the extent that we invest in entities treated as partnerships for U.S. federal income tax purposes (other than a “qualified publicly traded partnership”), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a “qualified publicly traded partnership”) in which we are a partner for purposes of the asset diversification tests. If the partnership is a “qualified publicly traded partnership,” the net income derived from such partnership will be qualifying income for purposes of the 90% Income Test, and interests in the partnership will be “securities” for purposes of the diversification tests. We intend to monitor our investments in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes to prevent our disqualification as a RIC.
In order to meet the 90% Income Test, we may establish one or more special purpose corporations to hold assets from which we do not anticipate earning dividend, interest or other qualifying income under the 90% Income Test. Any such special purpose corporation would generally be subject to U.S. federal income tax, and could result in a reduced after-tax yield on the portion of our assets held by such corporation.
Provided that we qualify as a RIC and satisfy the Annual Distribution Requirement, we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (which we define as net long-term capital gains in excess of net short-term capital losses) we timely distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any investment company taxable income and net capital gain not distributed (or deemed distributed) to our stockholders.
We will be subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our ordinary income recognized during the calendar year, (ii) 98.2% of our capital gain net income, as defined by the Code, recognized for the one year period ending October 31 in that calendar year and (iii) any income recognized, but not distributed, in preceding years.
We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount, we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.
Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant. As a RIC, we are not allowed to carry forward or carry back a net operating loss for purposes of computing our investment company taxable income in other taxable years.
Recently issued guidance from the Internal Revenue Service (the “IRS”) generally permits publicly offered RICs to pay cash/stock dividends consisting of up to 80% stock if certain requirements are met. Any dividends paid in stock in accordance with such guidance will be taxable to the shareholder as if the dividend had been paid in cash and we will receive a dividend paid deduction for such distribution.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the diversification tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to “qualified dividend income” to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our stockholders our accumulated earnings and profits attributable to non-RIC years. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.
Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.
We may invest in preferred securities or other securities the U.S. federal income tax treatment of which may be unclear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the expected tax treatment, it could affect the timing or character of income recognized, requiring us to purchase or sell securities, or otherwise change our portfolio, in order to comply with the tax rules applicable to RICs under the Code.
Taxation Of U.S. Stockholders
Distributions by us generally are taxable to U.S. Stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Stockholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Provided that certain holding period and other requirements are met, such distributions (if reported by us) may qualify (i) for the dividends received deduction available to corporations, but only to the extent that our income consists of dividend income from U.S. corporations and (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at long-term capital gain rates to the extent that we receive qualified dividend income (generally, dividend income from taxable domestic corporations and certain qualified foreign corporations). There can be no assurance as to what portion, if any, of our distributions will qualify for favorable treatment as qualified dividend income.
Distributions of our net capital gain (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. Stockholder as long-term capital gains, regardless of the U.S. Stockholder’s holding period for its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. Stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Stockholder.
Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, and designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. Stockholder will be required to include its proportionate share of the deemed distribution in income as if it had been actually distributed to the U.S. Stockholder, and the U.S. Stockholder will be entitled to claim a credit equal to its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. Stockholder’s tax basis for its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. Stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds such U.S. Stockholder’s liability for U.S. federal income tax. A U.S. Stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”
For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. Stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in any such month and actually paid during January of the following year, will be treated as if it had been received by our U.S. Stockholders on December 31 of the year in which the dividend was declared.
If a U.S. Stockholder purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of its investment.
A U.S. Stockholder generally will recognize taxable gain or loss if such U.S. Stockholder sells or otherwise disposes of its shares of our common stock. Any gain or loss arising from such sale or taxable disposition generally will be treated as long-term capital gain or loss if the U.S. Stockholder has held its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or taxable disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a taxable disposition of shares of our common stock may be disallowed if other substantially identical shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which a limited amount of capital losses may be offset against ordinary income).
In general, individual U.S. Stockholders currently are subject to a preferential rate on their net capital gain, or the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Stockholders currently are subject to U.S. federal income tax on net capital gain at ordinary income rates.
Certain U.S. Stockholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their “net investment income,” which includes dividends received from us and capital gains from the sale or other disposition of our stock.
We make available to each of our U.S. Stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. Stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the amount and the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Stockholder’s particular situation.
Payments of dividends, including deemed payments of constructive dividends, or the proceeds of the sale or other taxable disposition of our common stock generally are subject to information reporting unless the U.S. Stockholder is an exempt recipient. Such payments may also be subject to U.S. federal backup withholding at the applicable rate if the recipient of such payment fails to supply a taxpayer identification number and otherwise comply with the rules for establishing an exemption from backup withholding. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against the holder’s U.S. federal income tax liability, provided that certain information is provided timely to the IRS.

Taxation Of Non-U.S. Stockholders
Whether an investment in our common stock is appropriate for a Non-U.S. Stockholder will depend upon that person’s particular circumstances. An investment in our common stock by a Non-U.S. Stockholder may have adverse tax consequences. Non-U.S. Stockholders should consult their tax advisers before investing in our common stock.
Distributions of our investment company taxable income to Non-U.S. Stockholders that are not “effectively connected” with a U.S. trade or business conducted by the Non-U.S. Stockholder will generally be subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) to the extent of our current and accumulated earnings and profits.
Properly reported distributions to Non-U.S. Stockholders are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of our “qualified net interest income” (generally, our U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). Depending on our circumstances, we may report all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. Stockholder needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if we report the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Stockholders should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of our distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.
Actual or deemed distributions of our net capital gain to a Non-U.S. Stockholder, and gains recognized by a Non-U.S. Stockholder upon the sale of our common stock, that are not effectively connected with a U.S. trade or business conducted by the Non-U.S. Stockholder will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the Non-U.S. Stockholder is a nonresident alien individual and is physically present in the U.S. for 183 or more days during the taxable year and meets certain other requirements.
Distributions of our investment company taxable income and net capital gain (including deemed distributions) to Non-U.S. Stockholders, and gains recognized by Non-U.S. Stockholders upon the sale of our common stock, that are effectively connected with a U.S. trade or business conducted by the Non-U.S. Stockholder will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. In addition, if such Non-U.S. Stockholder is a foreign corporation, it may also be subject to a 30% (or lower applicable treaty rate) branch profits tax on its effectively connected earnings and profits for the taxable year, subject to adjustments, if its investment in our common stock is effectively connected with its conduct of a U.S. trade or business.
If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. Stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.
In addition, withholding at a rate of 30% is required on dividends in respect of, and after December 31, 2018, withholding at a rate of 30% will be required on gross proceeds from the sale of, shares of our stock held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution to the extent such interests or accounts are held by certain U.S. persons or by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which our shares are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and after December 31, 2018, gross proceeds from the sale of, our shares held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exemptions will be subject to withholding at a rate of 30%, unless such entity either (i) certifies that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the applicable withholding agent will in turn provide to the Internal Revenue Service. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. We will not pay any additional amounts to stockholders in respect of any amounts withheld. Non-U.S. Stockholders are encouraged to consult their tax advisors regarding the possible implications of the legislation on their investment in our shares.

A Non-U.S. Stockholder generally will be required to comply with certain certification procedures to establish that such holder is not a U.S. person in order to avoid backup withholding with respect to payments of dividends, including deemed payments of constructive dividends, or the proceeds of a disposition of our common stock. In addition, we are required to annually report to the IRS and each Non-U.S. Stockholder the amount of any dividends or constructive dividends treated as paid to such Non-U.S. Stockholder, regardless of whether any tax was actually withheld. Copies of the information returns reporting such dividend or constructive dividend payments and the amount withheld may also be made available to the tax authorities in the country in which a Non-U.S. Stockholder resides under the provisions of an applicable income tax treaty. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against a Non-U.S. Stockholder’s U.S. federal income tax liability, if any, provided that certain required information is provided timely to the IRS.
Non-U.S. persons should consult their tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our common stock.
The discussion set forth herein does not constitute tax advice, and potential investors should consult their own tax advisors concerning the tax considerations relevant to their particular situation.

DESCRIPTION OF OUR CAPITAL STOCK
The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.
Capital Stock
Our authorized capital stock consists of 1,000,000,000 shares of stock, par value $0.001 per share, all of which is initially classified as common stock. Our common stock is traded on the NASDAQ Global Select Market under the symbol “PSEC.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.
Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to authorize the issuance of such shares, without obtaining stockholder approval. Our Board of Directors will only take such actions in accordance with Section 18 as modified by Section 61 of the 1940 Act. The 1940 Act limits business development companies to only one class or series of common stock and only one class of preferred stock. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.
The below table sets forth each class of our outstanding securities as of October 25, 2017:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by the Company or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3)
Common Stock	1,000,000,000	—	360,394,335
Common Stock
All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by U.S. federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of us, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that prior to the issuance of preferred stock holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.
Preferred Stock
Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution (other than in shares of stock) is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock become in arrears by two years or more until all arrears are cured. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to operate other than as an investment company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.
Limitation On Liability Of Directors And Officers; Indemnification And Advance Of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate ourselves to indemnify any present or former director or officer or any individual who, while serving as a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as a director or officer and at our request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, member or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that a present or former director or officer of us has performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.
Provisions Of The Maryland General Corporation Law And Our Charter And Bylaws
Anti-takeover Effect
The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of us. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Control Share Acquisitions
The Maryland General Corporation Law under the Control Share Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by the affirmative vote of holders of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third,

•	one-third or more but less than a majority, or

•	a majority or more of all voting power.
The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval or shares acquired directly from the corporation. A control share acquisition means the acquisition of control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.
The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.
Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will notify the Division of Investment Management at the SEC prior to amending our bylaws to be subject to the Control Share Act and will make such amendment only if the Board of Directors determines that it would be in our best interests.
Business Combinations
Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s shares; or

•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which the person otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Board of Directors.
After the five-year prohibition, any such business combination must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.
The statute provides various exemptions from its provisions, including for business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.
Conflicts with 1940 Act
Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.
Classified Board of Directors
Our Board of Directors is divided into three classes of directors serving classified three-year terms. The current terms of the first, second and third classes will expire at the annual meeting of stockholders held in 2017, 2018 and 2019 respectively, and in each case, until their successors are duly elected and qualify. Each year one class of directors will be elected to the Board of Directors by the stockholders to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until his or her successor is duly elected and qualifies. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.
Election of Directors
Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Under the charter, our Board of Directors may amend the bylaws to alter the vote required to elect directors.
Number of Directors; Vacancies; Removal
Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than three nor more than eight. Our charter provides that, at such time as we are eligible to make the election provided for under Section 3-802(b) of the Maryland General Corporation Law, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.
Action by Stockholders
The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the Board of Directors or (3) by a stockholder who was a stockholder of record both at the time of provision of notice and at the annual meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) by or at the direction of the Board of Directors or (2) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who was a stockholder of record both at the time of provision of notice and at the special meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Calling of Special Meetings of Stockholders
Our bylaws provide that special meetings of stockholders may be called by the chairman of the Board, our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by its board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.
Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.
No Appraisal Rights
Except with respect to appraisal rights arising in connection with the Control Share Act discussed above, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

DESCRIPTION OF OUR PREFERRED STOCK
In addition to shares of common stock, our charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more series, without stockholder approval. Our Board of Directors is authorized to fix for any series of preferred stock the number of shares of such series and the designation, relative powers, preferences and rights, and the qualifications, limitations or restrictions of such series; except that, such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.
The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution) and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more.
For any series of preferred stock that we may issue, our Board of Directors will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•
the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, the cumulative nature of such dividends and whether such dividends have any participating feature;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. Federal income tax considerations; and

•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.
All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends thereon will be cumulative.

DESCRIPTION OF OUR DEBT SECURITIES
We currently have the Notes outstanding. However, we may issue additional debt securities in one or more series in the future which, if publicly offered, will be under an indenture to be entered into between us and a trustee. The specific terms of each series of debt securities we publicly offer will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series. The description below is a summary with respect to future debt securities we may issue and not a summary of the Notes. Please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Capitalization” for a description of the Notes.
As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” On March 9, 2012, we entered into an Agreement of Resignation, Appointment and Acceptance (the “Agreement”) with American Stock Transfer & Trust Company, LLC (the “Retiring Trustee”) and U.S. Bank National Association (the “trustee”). Under the Agreement, we formally accepted the resignation of the Retiring Trustee and appointed the trustee under the Indenture, dated as of February 16, 2012 (the “indenture”), by and between us and the Retiring Trustee, as supplemented by the First Supplemental Indenture, dated as of March 1, 2012, by and between us and the Retiring Trustee, as further supplemented by the Second Supplemental Indenture, dated as of March 8, 2012, by and between us and the Retiring Trustee, and as further supplemented by the Joinder Supplemental Indenture, dated as of March 8, 2012, by and among us, the Retiring Trustee and the trustee. We accepted the resignation of the Retiring Trustee and appointed the trustee in order to take advantage of a more efficient money market based system of settling issuances of notes issued pursuant to the indenture not available through the Retiring Trustee. The indenture is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.
Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We have filed the form of the indenture with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.
The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

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whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to The City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any events of default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

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whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other terms.
The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.
General
The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.
For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.
The indenture limits the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.
The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt.
We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.
We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.
Conversion and Exchange
If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.
Issuance of Securities in Registered Form
We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.
We also will have the option of issuing debt securities in non-registered form as bearer securities if we issue the securities outside the United States to non-U.S. persons. In that case, the prospectus supplement will set forth the mechanics for holding the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities for registered securities of the same series, and for receiving notices. The prospectus supplement will also describe the requirements with respect to our maintenance of offices or agencies outside the United States and the applicable U.S. federal tax law requirements.
Book-Entry Holders
We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.
Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.
As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.
Street Name Holders
In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.
For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.
Legal Holders
Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.
For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.
When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.
Special Considerations for Indirect Holders
If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices,

•	whether it imposes fees or charges,

•	how it would handle a request for the holders’ consent, if ever required,

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.
Global Securities
As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.
Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.
A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated”. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.
Special Considerations for Global Securities
As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.
If debt securities are issued only in the form of a global security, an investor should be aware of the following:
An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

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An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.

•	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

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An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

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The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

•	If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

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An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.

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DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

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Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.
Special Situations when a Global Security will be Terminated
In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “Issuance of Securities in Registered Form” above.
The special situations for termination of a global security are as follows:

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if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security, and we do not appoint another institution to act as depositary within 60 days,

•	if we notify the trustee that we wish to terminate that global security, or

•	if an event of default has occurred with regard to the debt securities represented by that global security and has not been cured or waived; we discuss defaults later under “Events of Default.”
The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.
Payment and Paying Agents
We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”
Payments on Global Securities
We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “—Special Considerations for Global Securities.”
Payments on Certificated Securities
We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.
Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.
Payment When Offices Are Closed
If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.
Events of Default
You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.
The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	We do not pay the principal of, or any premium on, a debt security of the series on its due date.

•	We do not pay interest on a debt security of the series within 30 days of its due date.

•	We do not deposit any sinking fund payment in respect of debt securities of the series on its due date.

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We remain in breach of a covenant in respect of debt securities of the series for 90 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur.

•	Any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.
An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.
Remedies if an Event of Default Occurs
If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series under certain circumstances.
Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). (Section 315 of the Trust Indenture Act of 1939) If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.
Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	You must give your trustee written notice that an Event of Default has occurred and remains uncured.

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The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.

•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

•	The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.
However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.
Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.
Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities or else specifying any default.
Merger or Consolidation
Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.

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The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded.

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Under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (i) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture (see “Indenture Provisions—Limitation on Liens” below) without equally and ratably securing the indenture securities or (ii) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance.

•	We must deliver certain certificates and documents to the trustee.

•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.
Modification or Waiver
There are three types of changes we can make to the indenture and the debt securities issued thereunder.
Changes Requiring Your Approval
First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of, or interest on, a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

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modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.
Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.
Changes Requiring Majority Approval
Any other change to the indenture and the debt securities would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

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If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.
The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”
Further Details Concerning Voting
When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

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For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

•	For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.

•	For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.
Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance—Full Defeasance.”
We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.
Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.
Defeasance
The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.
Covenant Defeasance
Under current United States federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. In order to achieve covenant defeasance, we must do the following:

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If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

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We must deliver to the trustee a legal opinion of our counsel confirming that, under current United States federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

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We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

Full Defeasance
If there is a change in United States federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

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If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

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We must deliver to the trustee a legal opinion confirming that there has been a change in current United States federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current United States federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

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We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

Form, Exchange and Transfer of Certificated Registered Securities
If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form,

•	without interest coupons, and

•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.
Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.
Holders may exchange or transfer their certificated securities at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.
Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.
If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.
If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.
If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.
Resignation of Trustee
Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination
Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.
In the event that, notwithstanding the foregoing, any payment or distribution of our assets by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over, upon written notice to the Trustee, to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.
By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.
Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

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our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.
If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.
The Trustee under the Indenture
U.S. Bank National Association will serve as trustee under the indenture.
Certain Considerations Relating to Foreign Currencies
Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS
General
We may issue subscription rights to the holders of the class of securities to whom the subscription rights are being distributed, or the Holders to purchase our Securities. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to the Holders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to the Holders on the record date that we set for receiving subscription rights in such subscription rights offering.
The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

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the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the ratio of the offering;

•	the number of such subscription rights issued to each Holder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.
Exercise of Subscription Rights
Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of our Securities at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.
Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the Securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR WARRANTS
The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.
We may issue warrants to purchase shares of our common stock, preferred stock or debt securities from time to time. Such warrants may be issued independently or together with one of our Securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.
A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	the number of shares of common stock, preferred stock or debt securities issuable upon exercise of such warrants;

•
the price at which and the currency or currencies, including composite currencies, in which the shares of common stock, preferred stock or debt securities purchasable upon exercise of such warrants may be purchased;

•	the date on which the right to exercise such warrants will commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the number of such warrants issued with each share of common stock, preferred stock or debt securities;

•	if applicable, the date on and after which such warrants and the related shares of common stock, preferred stock or debt securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.
We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.
Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in our best interests and the best interest of our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR UNITS
A unit is a separate security consisting of two or more other securities that either may or must be traded or transferred together as a single security. The following is a general description of the terms of the units we may issue from time to time. Particular terms of any units we offer will be described in the prospectus supplement relating to such units. For a complete description of the terms of particular units, you should read both this prospectus and the prospectus supplement relating to those particular units.
We may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit may also include contracts for purchase of any such security or debt obligations of third parties, such as U.S. Treasury securities, such that the holder holds each component. Thus, the holder of a unit will have the rights and obligations of a holder of each included security.
A prospectus supplement will describe the particular terms of any series of units we may issue, including the following:

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the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

•	a description of the terms of any unit agreement governing the units;

•	a description of the provisions for the payment, settlement, transfer or exchange of the units; and

•	whether the units will be issued in fully registered or global form.

REGULATION
We are a closed-end, non-diversified investment company that has filed an election to be treated as a business development company under the 1940 Act and has elected to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.
We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly-traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate and other market fluctuations. However, in connection with an investment or acquisition financing of a portfolio company, we may purchase or otherwise receive warrants to purchase the common stock of the portfolio company. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except with respect to money market funds we generally cannot acquire more than 3% of the voting stock of any regulated investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments subject our stockholders indirectly to additional expenses. None of these policies are fundamental and may be changed without stockholder approval.
Qualifying Assets
Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:
(1)   Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An “eligible portfolio company” is defined in the 1940 Act and rules adopted pursuant thereto as any issuer which:
(a)   is organized under the laws of, and has its principal place of business in, the United States;
(b)   is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for exclusions under the 1940 Act for certain financial companies such as banks, brokers, commercial finance companies, mortgage companies and insurance companies; and
(c)   satisfies any of the following:
1.     does not have any class of securities with respect to which a broker or dealer may extend margin credit;
2.     is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company;
3.     is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million;
4.     does not have any class of securities listed on a national securities exchange; or
5.     has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million.

(2)   Securities in companies that were eligible portfolio companies when we made our initial investment if certain other requirements are satisfied.
(3)   Securities of any eligible portfolio company which we control.
(4)   Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing agreements.
(5)   Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
(6)   Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.
(7)   Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.
In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2), (3) or (4) above.
Managerial Assistance to Portfolio Companies
In order to count portfolio securities as qualifying assets for the purpose of the 70% test, a business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. “Making available significant managerial assistance” refers to any arrangement whereby we provide significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We are also deemed to be providing managerial assistance to all portfolio companies that we control, either by ourselves or in conjunction with others. The nature and extent of significant managerial assistance provided by us will vary according to the particular needs of each portfolio company. Examples of such activities include advice on marketing, operations, fulfillment and overall strategy, capital budgeting, managing relationships with financing sources, recruiting management personnel, evaluating acquisition and divestiture opportunities, participating in board and management meetings, consulting with and advising officers of portfolio companies, and providing other organizational and financial guidance. We provide significant managerial assistance to all portfolio companies that we control, either by ourselves or in conjunction with others. Prospect Administration provides such managerial assistance on our behalf to portfolio companies, including controlled companies, when we are required to provide this assistance, utilizing personnel from Prospect Capital Management.
Temporary Investments
Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, including money market funds, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in money market funds, U.S. Treasury bills or in repurchase agreements that are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Investment Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities
We are permitted, under specified conditions, to issue multiple classes of indebtedness and classes of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. The 1940 Act allows BDCs to issue multiple series of the same class of preferred stock and to issue multiple classes in connection with certain refundings or reorganizations. In addition, while any preferred stock or public debt securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios after giving effect to such distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors.”
Code of Ethics
We, Prospect Capital Management and Prospect Administration have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. For information on how to obtain a copy of each code of ethics, see “Available Information.”
Investment Concentration
Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. While we are broadening the portfolio, many of our existing investments are in the energy and energy related industries.
Compliance Policies and Procedures
We and our Investment Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the U.S. federal securities laws, and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation, and to designate a Chief Compliance Officer to be responsible for administering the policies and procedures. Brian H. Oswald serves as our Chief Compliance Officer.
Proxy Voting Policies and Procedures
We have delegated our proxy voting responsibility to Prospect Capital Management. The Proxy Voting Policies and Procedures of Prospect Capital Management are set forth below. The guidelines are reviewed periodically by Prospect Capital Management and our independent directors, and, accordingly, are subject to change.
Introduction.    As an investment adviser registered under the Advisers Act, Prospect Capital Management has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, Prospect Capital Management recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.
These policies and procedures for voting proxies for Prospect Capital Management’s Investment Advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
Proxy policies.    These policies are designed to be responsive to the wide range of subjects that may be the subject of a proxy vote. These policies are not exhaustive due to the variety of proxy voting issues that Prospect Capital Management may be required to consider. In general, Prospect Capital Management will vote proxies in accordance with these guidelines unless: (1) Prospect Capital Management has determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) Prospect Capital Management might find it necessary to vote contrary to its general guidelines to maximize stockholder value and vote in its clients’ best interests. In such cases, a decision on how to vote will be made by the Proxy Voting Committee (as described below). In reviewing proxy issues, Prospect Capital Management will apply the following general policies:
Elections of directors.     In general, Prospect Capital Management will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on the Board of Directors or Prospect Capital Management determines that there are other compelling reasons for withholding votes for directors, the Proxy Voting Committee will determine the appropriate vote on the matter. Prospect Capital Management believes that directors have a duty to respond to stockholder actions that have received significant stockholder support. Prospect Capital Management may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a stockholder vote and failure to act on tender offers where a majority of stockholders have tendered their shares. Finally, Prospect Capital Management may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.
Appointment of auditors.     Prospect Capital Management believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation.
Changes in capital structure.     Changes in a company’s charter, articles of incorporation or by-laws may be required by state or U.S. Federal regulation. In general, Prospect Capital Management will cast its votes in accordance with the company’s management on such proposal. However, the Proxy Voting Committee will review and analyze on a case-by-case basis any proposals regarding changes in corporate structure that are not required by state or U.S. federal regulation.
Corporate restructurings, mergers and acquisitions.     Prospect Capital Management believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, the Proxy Voting Committee will analyze such proposals on a case-by-case basis.
Proposals affecting the rights of stockholders.     Prospect Capital Management will generally vote in favor of proposals that give stockholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals, Prospect Capital Management will weigh the financial impact of the proposal against the impairment of the rights of stockholders.
Corporate governance.     Prospect Capital Management recognizes the importance of good corporate governance in ensuring that management and the Board of Directors fulfill their obligations to the stockholders. Prospect Capital Management favors proposals promoting transparency and accountability within a company.
Anti-takeover measures.    The Proxy Voting Committee will evaluate, on a case-by-case basis, proposals regarding anti-takeover measures to determine the measure’s likely effect on stockholder value dilution.
Stock splits.     Prospect Capital Management will generally vote with the management of the company on stock split matters.
Limited liability of directors.     Prospect Capital Management will generally vote with management on matters that would affect the limited liability of directors.
Social and corporate responsibility.     The Proxy Voting Committee may review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on stockholder value. Prospect Capital Management may abstain from voting on social proposals that do not have a readily determinable financial impact on stockholder value.
Proxy voting procedures.     Prospect Capital Management will generally vote proxies in accordance with these guidelines. In circumstances in which (1) Prospect Capital Management has determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) Prospect Capital Management might find it necessary to vote contrary to its general guidelines to maximize stockholder value and vote in its clients’ best interests, the Proxy Voting Committee will vote the proxy.
Proxy voting committee.     Prospect Capital Management has formed a proxy voting committee to establish general proxy policies and consider specific proxy voting matters as necessary. In addition, members of the committee may contact the management of the company and interested stockholder groups as necessary to discuss proxy issues. Members of the committee will include relevant senior personnel. The committee may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committee monitors adherence to guidelines, and reviews the policies contained in this statement from time to time.
Conflicts of interest.     Prospect Capital Management recognizes that there may be a potential conflict of interest when it votes a proxy solicited by an issuer that is its advisory client or a client or customer of one of our affiliates or with whom it has another business or personal relationship that may affect how it votes on the issuer’s proxy. Prospect Capital Management believes that adherence to these policies and procedures ensures that proxies are voted with only its clients’ best interests in mind. To ensure that its votes are not the product of a conflict of interests, Prospect Capital Management requires that: (i) anyone involved in the decision making process (including members of the Proxy Voting Committee) disclose to the chairman of the Proxy Voting Committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how Prospect Capital Management intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy voting.     Each account’s custodian will forward all relevant proxy materials to Prospect Capital Management, either electronically or in physical form to the address of record that Prospect Capital Management has provided to the custodian.
Proxy recordkeeping.    Prospect Capital Management must retain the following documents pertaining to proxy voting:

•	copies of its proxy voting policies and procedures;

•	copies of all proxy statements;

•	records of all votes cast by Prospect Capital Management;

•	copies of all documents created by Prospect Capital Management that were material to making a decision how to vote proxies or that memorializes the basis for that decision; and

•	copies of all written client requests for information with regard to how Prospect Capital Management voted proxies on behalf of the client as well as any written responses provided.
All of the above-referenced records will be maintained and preserved for a period of not less than five years from the end of the fiscal year during which the last entry was made. The first two years of records must be maintained at our office.
Proxy voting records.    Clients may obtain information about how Prospect Capital Management voted proxies on their behalf by making a written request for proxy voting information to: Compliance Officer, Prospect Capital Management LLC, 10 East 40th Street, 42nd Floor, New York, NY 10016.
Sarbanes-Oxley Act of 2002
The Sarbanes-Oxley Act of 2002 imposes a variety of regulatory requirements on publicly-held companies. In addition to our Chief Executive and Chief Financial Officers’ required certifications as to the accuracy of our financial reporting, we are also required to disclose the effectiveness of our disclosure controls and procedures as well as report on our assessment of our internal controls over financial reporting, the latter of which must be audited by our independent registered public accounting firm.
The Sarbanes-Oxley Act also requires us to continually review our policies and procedures to ensure that we remain in compliance with all rules promulgated under the Act.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
Our Securities are held under custody agreements by (1) U.S. Bank National Association, (2) Israeli Discount Bank of New York Ltd., (3) Fifth Third Bank, (4) Peapack-Gladtone Bank, (5) Customers Bank, (6) Key Bank National Association, and (7) BankUnited, N.A. The addresses of the custodians are: (1) U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110, Attention: Prospect Capital Corporation Custody Account Administrator; (2) Israeli Discount Bank of New York Ltd., 511 Fifth Avenue, New York, NY 10017, Attention: Prospect Capital Corporation, Account Administrator; (3) Fifth Third Bank, 38 Fountain Square Plaza, MD1090CD, Cincinnati, OH, 45263, Attention: Prospect Capital Corporation Custody Account Administrator; (4) Peapack-Gladstone Bank, 500 Hills Drive, Bedminster, New Jersey 07921, Attention: Prospect Capital Corporation, Account Administrator; (5) Customers Bank, 99 Park Avenue, New York, New York 10016, Attention: Prospect Capital Corporation, Account Administrator; (6) Key Bank National Association, 127 Public Square, Cleveland, Ohio 44114, Attention: Prospect Capital Corporation, Account Administrator; (7) BankUnited, N.A., 445 Broadhollow Road, Suite 130, Melville, New York 11747, Ref: Prospect Capital Corporation; and (8) Deutsche Bank Trust Company Americas, 1761 East St. Andrew Place, Santa Ana, CA 92705, Attention: Mortgage Custody - PC141C. American Stock Transfer & Trust Company acts as our transfer agent, dividend paying agent and registrar. The principal business address of American Stock Transfer & Trust Company is 6201 15th Avenue, Brooklyn, NY 11219, telephone number: (718) 921-8200.

BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. We have not paid any brokerage commissions during the three most recent fiscal years. Subject to policies established by our Board of Directors, Prospect Capital Management is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions.
Prospect Capital Management does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Company, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While Prospect Capital Management generally seeks reasonably competitive trade execution costs, the Company will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, Prospect Capital Management may select a broker based partly upon brokerage or research services provided to it and the Company and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if Prospect Capital Management determines in good faith that such commission is reasonable in relation to the services provided.

PLAN OF DISTRIBUTION
We may sell the Securities pursuant to this prospectus and a prospectus supplement in any of four ways (or in any combination): (a) through underwriters or dealers; (b) directly to a limited number of purchasers or to a single purchaser, including existing stockholders in a rights offering; (c) through agents; or (d) directly to our stockholders and others through the issuance of transferable or non-transferable rights to our stockholders. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock or units issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the Securities will also be named in the applicable prospectus supplement. The Securities may be sold “at-the-market” to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement will set forth the terms of the offering of such securities, including:

•	the name or names of any underwriters or agents and the amounts of Securities underwritten or placed by each of them;

•	the offering price of the Securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to underwriters or agents; and

•	any securities exchanges on which the Securities may be listed.
In addition, we may enter into registration rights agreements or other similar agreements in the future pursuant to which certain of our stockholders may resell our Securities under this prospectus and as described in any related prospectus supplement.
We may use Securities to acquire investments in companies, the terms of which will be further disclosed in a prospectus supplement if such stock is issued in an offering hereunder.
Any offering price and any discounts or concessions allowed or reallowed or paid to underwriters or agents may be changed from time to time.
We may sell our common stock, subscription rights, units, warrants, options or rights to acquire our common stock, at a price below the current net asset value of our common stock in certain circumstances, including if (i)(1) the holders of a majority of our shares (or, if less, at least 67% of a quorum consisting of a majority of our shares) and a similar majority of the holders of our shares who are not affiliated persons of us approve the sale of our common stock at a price that is less than the current net asset value, and (2) a majority of our Directors who have no financial interest in the transaction and a majority of our independent Directors (a) determine that such sale is in our and our stockholders’ best interests and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount or if (ii) a majority of the number of the beneficial holders of our common stock entitled to vote at the annual meeting, without regard to whether a majority of such shares are voted in favor of the proposal, approve the sale of our common stock at a price that is less than the current net asset value per share.
If underwriters are used in the sale of any Securities, Securities acquired by the underwriters for their own account may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The Securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, any obligations by the underwriters to purchase the Securities will be subject to certain conditions precedent.
In compliance with the guidelines of FINRA, the maximum compensation to the underwriters or dealers in connection with the sale of our Securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the Securities as set forth on the cover page of the supplement to this prospectus. In connection with any rights offering to our stockholders, we may also enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase our common stock remaining unsubscribed for after the rights offering.
We may sell the Securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the Securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.
Agents, dealers and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents, dealers and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.

We may enter into derivative transactions with third parties, or sell Securities outside of this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use Securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment). We or one of our affiliates may loan or pledge Securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our Securities or in connection with a simultaneous offering of other Securities offered by this prospectus or otherwise.
Any of our common stock sold pursuant to a prospectus supplement will be listed on the NASDAQ Global Select Market, or another exchange on which our common stock is traded.
In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirements is available and is complied with.

LEGAL MATTERS
Certain legal matters regarding the securities offered by this prospectus will be passed upon for the Company by Skadden, Arps, Slate, Meagher & Flom LLP, New York, NY, and Venable LLP as special Maryland counsel.
INDEPENDENT ACCOUNTING FIRMS
BDO USA, LLP is the independent registered public accounting firm of the Company and National Property REIT Corp. RSM US LLP is the independent accounting firm of First Tower Finance Company LLC.
AVAILABLE INFORMATION
We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our Securities offered by this prospectus. The registration statement contains additional information about us and the Securities being registered by this prospectus. We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information and the information specifically regarding how we voted proxies relating to portfolio securities for the period ended June 30, 2017, are available free of charge by contacting us at 10 East 40th Street, 42nd floor, New York, NY 10016 or by telephone at toll-free (888) 748-0702. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090 or by calling 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Report of Independent Registered Public Accounting Firm
Board of Directors and Stockholders
Prospect Capital Corporation
New York, New York
We have audited the accompanying consolidated statements of assets and liabilities of Prospect Capital Corporation (the “Company”), including the consolidated schedules of investments, as of June 30, 2017 and 2016, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended June 30, 2017, and the financial highlights for each of the five years in the period ended June 30, 2017. These consolidated financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017 and 2016 by correspondence with the custodians and brokers, online lending servicers, portfolio companies, or by other appropriate auditing procedures where replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prospect Capital Corporation at June 30, 2017 and 2016, and the results of its operations, the changes in its net assets, and its cash flows for each of the three years in the period ended June 30, 2017, and the financial highlights for each of the five years in the period ended June 30, 2017, in conformity with accounting principles generally accepted in the United States of America.
We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Prospect Capital Corporation’s internal control over financial reporting as of June 30, 2017, based on criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) and our report dated August 28, 2017 expressed an unqualified opinion thereon.

/s/ BDO USA, LLP
BDO USA, LLP
New York, New York
August 28, 2017

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(in thousands, except share and per share data)

	June 30, 2017	June 30, 2016

Assets
Investments at fair value:
Control investments (amortized cost of $1,840,731 and $1,768,220, respectively)	$1,911,775	$1,752,449
Affiliate investments (amortized cost of $22,957 and $10,758, respectively)	11,429	11,320
Non-control/non-affiliate investments (amortized cost of $4,117,868 and $4,312,122, respectively)	3,915,101	4,133,939
Total investments at fair value (amortized cost of $5,981,556 and $6,091,100, respectively)	5,838,305	5,897,708
Cash	318,083	317,798
Receivables for:
Interest, net	9,559	12,127
Other	924	168
Prepaid expenses	1,125	855
Due from Affiliate	14	—
Deferred financing costs on Revolving Credit Facility (Note 4)	4,779	7,525
Total Assets	6,172,789	6,236,181

Liabilities
Revolving Credit Facility (Notes 4 and 8)	—	—
Prospect Capital InterNotes® (Notes 7 and 8)	966,254	893,210
Convertible Notes (Notes 5 and 8)	937,641	1,074,361
Public Notes (Notes 6 and 8)	738,300	699,368
Due to Prospect Capital Management (Note 13)	48,249	54,149
Interest payable	38,630	40,804
Dividends payable	30,005	29,758
Due to Prospect Administration (Note 13)	1,910	1,765
Accrued expenses	4,380	2,259
Other liabilities	2,097	3,633
Due to broker	50,371	957
Total Liabilities	2,817,837	2,800,264
Commitments and Contingencies (Note 3)	—	—
Net Assets	$3,354,952	$3,435,917

Components of Net Assets
Common stock, par value $0.001 per share (1,000,000,000 common shares authorized; 360,076,933 and 357,107,231 issued and outstanding, respectively) (Note 9)	$360	$357
Paid-in capital in excess of par (Note 9)	3,991,317	3,967,397
Accumulated overdistributed net investment income	(54,039)	(3,623)
Accumulated net realized loss	(439,435)	(334,822)
Net unrealized loss	(143,251)	(193,392)
Net Assets	$3,354,952	$3,435,917

Net Asset Value Per Share (Note 16)	$9.32	$9.62

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)

	Year Ended June 30,
	2017	2016	2015
Investment Income
Interest income:
Control investments	$177,496	$207,377	$200,409
Affiliate investments	297	896	3,799
Non-control/non-affiliate investments	342,696	347,132	385,710
Structured credit securities	148,228	176,213	159,056
Total interest income	668,717	731,618	748,974
Dividend income:
Control investments	5,250	26,435	6,811
Affiliate investments	—	—	778
Non-control/non-affiliate investments	429	66	74
Total dividend income	5,679	26,501	7,663
Other income:
Control investments	11,470	22,528	12,975
Affiliate investments	—	—	226
Non-control/non-affiliate investments	15,180	11,326	21,246
Total other income (Note 10)	26,650	33,854	34,447
Total Investment Income	701,046	791,973	791,084
Operating Expenses
Base management fee (Note 13)	122,874	126,523	134,590
Income incentive fee (Note 13)	76,520	92,782	90,687
Interest and credit facility expenses	164,848	167,719	170,660
Allocation of overhead from Prospect Administration (Note 13)	13,246	12,647	14,977
Audit, compliance and tax related fees	5,088	4,428	3,772
Directors’ fees	454	379	379
Excise Tax	(1,100)	2,295	2,505
Other general and administrative expenses	13,034	14,072	10,767
Total Operating Expenses	394,964	420,845	428,337
Net Investment Income	306,082	371,128	362,747
Net Realized and Change in Unrealized Gains (Losses) from Investments
Net realized gains (losses)
Control investments	(65,915)	(5,406)	(80,640)
Affiliate investments	137	(14,194)	—
Non-control/non-affiliate investments	(30,528)	(4,817)	(99,783)
Net realized losses	(96,306)	(24,417)	(180,423)
Net change in unrealized gains (losses)
Control investments	86,817	(88,751)	158,346
Affiliate investments	553	(233)	503
Non-control/non-affiliate investments	(37,229)	(154,589)	9,116
Net change in unrealized gains (losses)	50,141	(243,573)	167,965
Net Realized and Change in Unrealized Losses from Investments	(46,165)	(267,990)	(12,458)
Net realized (losses) gains on extinguishment of debt	(7,011)	224	(3,950)
Net Increase in Net Assets Resulting from Operations	$252,906	$103,362	$346,339
Net increase in net assets resulting from operations per share	$0.70	$0.29	$0.98
Dividends declared per share	$(1.00)	$(1.00)	$(1.19)
See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(in thousands, except share data)

	Year Ended June 30,
	2017	2016	2015
Operations
Net investment income	$306,082	$371,128	$362,747
Net realized losses	(103,317)	(24,193)	(184,373)
Net change in unrealized gains (losses)	50,141	(243,573)	167,965
Net Increase in Net Assets Resulting from Operations	252,906	103,362	346,339

Distributions to Shareholders
Distribution from net investment income	(358,987)	(356,110)	(421,594)
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(358,987)	(356,110)	(421,594)

Common Stock Transactions
Issuance of common stock, net of underwriting costs	—	—	146,085
Less: Offering costs from issuance of common stock	—	118	(644)
Repurchase of common stock under stock repurchase program	—	(34,140)	—
Value of shares issued through reinvestment of dividends	25,116	19,638	14,681
Net Increase (Decrease) in Net Assets Resulting from Common Stock Transactions	25,116	(14,384)	160,122

Total (Decrease) Increase in Net Assets	(80,965)	(267,132)	84,867
Net assets at beginning of year	3,435,917	3,703,049	3,618,182
Net Assets at End of Year (Accumulated Overdistributed Net Investment Income of $54,039, $3,623, and $21,077, respectively)	$3,354,952	$3,435,917	$3,703,049

Common Stock Activity
Shares sold	—	—	14,845,556
Shares repurchased under stock repurchase program	—	(4,708,750)	—
Shares issued through reinvestment of dividends	2,969,702	2,725,222	1,618,566
Net shares issued (repurchased) due to common stock activity	2,969,702	(1,983,528)	16,464,122
Shares issued and outstanding at beginning of year	357,107,231	359,090,759	342,626,637
Shares Issued and Outstanding at End of Year	360,076,933	357,107,231	359,090,759

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, except share data)

	Year Ended June 30,
	2017	2016	2015
Operating Activities
Net increase in net assets resulting from operations	$252,906	$103,362	$346,339
Net realized losses (gains) on extinguishment of debt	7,011	(224)	3,950
Net realized losses on investments	96,306	24,417	180,423
Net change in unrealized (gains) losses on investments	(50,141)	243,573	(167,965)
Amortization of discounts and (accretion of premiums), net	88,827	84,087	87,638
Accretion of discount on Public Notes (Note 6)	269	200	213
Amortization of deferred financing costs	13,013	13,561	14,266
Payment-in-kind interest	(17,808)	(20,531)	(29,277)
Structuring fees	(12,929)	(9,393)	(20,916)
Change in operating assets and liabilities:
Payments for purchases of investments	(1,458,733)	(921,679)	(1,817,284)
Proceeds from sale of investments and collection of investment principal	1,413,882	1,311,375	1,411,562
Increase (decrease) in due to broker	49,414	(25,821)	26,778
(Decrease) increase in due to Prospect Capital Management	(5,900)	51,599	2,547
Decrease in interest receivable, net	2,568	8,281	1,589
(Decrease) increase in interest payable	(2,174)	1,145	2,200
Increase (decrease) in accrued expenses	2,121	(1,149)	(1,382)
(Decrease) increase in other liabilities	(1,536)	(1,080)	980
(Increase) decrease in other receivables	(756)	2,717	(298)
(Increase) in due from affiliate	(14)	—	—
(Increase) decrease in prepaid expenses	(270)	(98)	2,071
Increase (decrease) in due to Prospect Administration	145	(2,473)	2,030
Net Cash Provided by Operating Activities	376,201	861,869	45,464
Financing Activities
Borrowings under Revolving Credit Facility (Note 4)	635,000	615,000	1,567,000
Principal payments under Revolving Credit Facility (Note 4)	(635,000)	(983,700)	(1,290,300)
Issuances of Public Notes, net of original issue discount (Note 6)	37,466	161,364	—
Redemptions of Public Notes (Note 6)	—	—	(102,600)
Redemptions of Convertible Notes (Note 5)	(366,433)	(150,500)	(7,668)
Issuance of Convertible Notes (Note 5)	225,000	—	—
Issuances of Prospect Capital InterNotes® (Note 7)	138,882	88,435	125,696
Redemptions of Prospect Capital InterNotes®, net (Note 7)	(67,196)	(7,069)	(85,606)
Financing costs paid and deferred	(10,012)	(6,968)	(6,793)
Cost of shares repurchased under stock repurchase program	—	(34,140)	—
Proceeds from issuance of common stock, net of underwriting costs	—	—	146,085
Offering costs from issuance of common stock	—	118	(644)
Dividends paid	(333,623)	(336,637)	(414,833)
Net Cash Used in Financing Activities	(375,916)	(654,097)	(69,663)

Net Increase (Decrease) in Cash	285	207,772	(24,199)
Cash at beginning of year	317,798	110,026	134,225
Cash at End of year	$318,083	$317,798	$110,026
Supplemental Disclosures
Cash paid for interest	$153,740	$152,817	$153,982
Non-Cash Financing Activities
Value of shares issued through reinvestment of dividends	$25,116	$19,638	$14,681
Cost basis of investments written off as worthless	$86,605	$25,138	$123,555

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS
(in thousands, except share data)

			June 30, 2017
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(49)

Arctic Energy Services, LLC(18)	Wyoming / Energy Equipment & Services	Class D Units (32,915 units)(16)		$31,640	$17,370	0.5%
		Class E Units (21,080 units)(16)		20,230	—	—%
		Class A Units (700 units)(16)		9,006	—	—%
		Class C Units (10 units)(16)		—	—	—%
				60,876	17,370	0.5%
CCPI Inc.(19)	Ohio / Electronic Equipment, Instruments & Components	Senior Secured Term Loan A (10.00%, due 12/31/2020)(3)	2,966	2,966	2,966	0.1%
		Senior Secured Term Loan B (12.00% plus 7.00% PIK, due 12/31/2020)(3)(48)	18,216	18,216	18,216	0.5%
		Common Stock (14,857 shares)		6,759	21,870	0.7%
				27,941	43,052	1.3%
CP Energy Services Inc.(20)	Oklahoma / Energy Equipment & Services	Series B Convertible Preferred Stock (1,043 shares)(16)		98,273	72,216	2.2%
		Common Stock (2,924 shares)(16)		15,227	—	—%
				113,500	72,216	2.2%
Credit Central Loan Company, LLC(21)	South Carolina / Consumer Finance	Subordinated Term Loan (10.00% plus 10.00% PIK, due 6/26/2019)(14)(48)	51,855	45,255	51,855	1.5%
		Class A Units (10,640,642 units)(14)(16)		13,731	9,881	0.3%
		Net Revenues Interest (25% of Net Revenues)(14)(16)		—	2,699	0.1%
				58,986	64,435	1.9%
Echelon Aviation LLC	New York / Aerospace & Defense	Senior Secured Term Loan (11.75% (LIBOR + 9.75% with 2.00% LIBOR floor) plus 2.25% PIK, due 3/31/2022)(10)(13)(48)	31,055	31,055	31,055	0.9%
		Senior Secured Term Loan (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 1.00% PIK, due 12/7/2024)(10)(13)(48)	16,044	16,044	16,044	0.5%
		Membership Interest (99%)		22,738	24,219	0.7%
				69,837	71,318	2.1%
Edmentum Ultimate Holdings, LLC(22)	Minnesota / Diversified Consumer Services	Second Lien Revolving Credit Facility to Edmentum, Inc. – $7,834 Commitment (5.00%, due 6/9/2020)(15)	7,834	7,834	7,834	0.2%
		Unsecured Senior PIK Note (8.50% PIK, due 6/9/2020)(48)	6,905	6,905	6,905	0.2%
		Unsecured Junior PIK Note (10.00% PIK, in non-accrual status effective 1/1/2017, due 6/9/2020)	31,870	23,829	31,870	1.0%
		Class A Units (370,964 units)(16)		6,577	286	—%
				45,145	46,895	1.4%
First Tower Finance Company LLC(23)	Mississippi / Consumer Finance	Subordinated Term Loan to First Tower, LLC (10.00% plus 7.00% PIK, due 6/24/2019)(14)(48)	261,114	261,114	261,114	7.8%
		Class A Units (93,997,533 units)(14)(16)		78,481	104,474	3.1%
				339,595	365,588	10.9%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2017
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(49)

Freedom Marine Solutions, LLC(24)	Louisiana / Energy Equipment & Services	Membership Interest (100%)(16)		42,610	23,994	0.7%
				42,610	23,994	0.7%
MITY, Inc.(25)	Utah / Commercial Services & Supplies	Senior Secured Note A (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor), due 1/30/2020)(3)(10)(11)	$26,250	$26,250	$26,250	0.8%
		Senior Secured Note B (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor) plus 10.00% PIK, due 1/30/2020)(3)(10)(11)(48)	24,442	24,442	24,442	0.7%
		Subordinated Unsecured Note to Broda Enterprises ULC (10.00%, due on demand)(14)	5,659	7,200	5,659	0.2%
		Common Stock (42,053 shares)		6,849	20,161	0.6%
				64,741	76,512	2.3%
National Property REIT Corp.(26)	Various / Equity Real Estate Investment Trusts (REITs) / Online Lending	Senior Secured Term Loan A (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 5.50% PIK, due 4/1/2019)(10)(11)(48)	291,315	291,315	291,315	8.7%
		Senior Secured Term Loan E (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 5.00% PIK, due 4/1/2019)(10)(11)(48)	122,314	122,314	122,314	3.6%
		Senior Secured Term Loan C to ACL Loan Holdings, Inc. (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 5.00% PIK, due 4/1/2019)(10)(11)(14)(48)	59,722	59,722	59,722	1.8%
		Senior Secured Term Loan C to American Consumer Lending Limited (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 5.00% PIK, due 12/15/2020)(10)(11)(14)(48)	87,130	87,130	87,130	2.6%
		Common Stock (2,280,992 shares)(16)		229,815	338,046	10.1%
		Net Operating Income Interest (5% of Net Operating Income)		—	88,777	2.6%
				790,296	987,304	29.4%
Nationwide Loan Company LLC(27)	Illinois / Consumer Finance	Senior Subordinated Term Loan to Nationwide Acceptance LLC (10.00% plus 10.00% PIK, due 6/18/2019)(14)(48)	16,819	16,819	16,819	0.5%
		Class A Units (32,456,159 units)(14)		18,183	20,126	0.6%
				35,002	36,945	1.1%
NMMB, Inc.(28)	New York / Media	Senior Secured Note (14.00%, due 5/6/2021)	3,714	3,714	3,714	0.1%
		Senior Secured Note to Armed Forces Communications, Inc. (14.00%, due 5/6/2021)	6,900	6,900	6,900	0.2%
		Series A Preferred Stock (7,200 shares)(16)		7,200	5,713	0.2%
		Series B Preferred Stock (5,669 shares)(16)		5,669	4,498	0.1%
				23,483	20,825	0.6%
R-V Industries, Inc.	Pennsylvania / Machinery	Senior Subordinated Note (10.30% (LIBOR + 9.00% with 1.00% LIBOR floor), due 3/31/2022)(3)(10)(11)	28,622	28,622	28,622	0.9%
		Common Stock (745,107 shares)		6,866	4,056	0.1%
				35,488	32,678	1.0%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2017
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(49)

SB Forging Company II, Inc. (f/k/a Gulf Coast Machine & Supply Company)(29)	Texas / Energy Equipment & Services	Series A Convertible Preferred Stock (99,900 shares)(16)		—	1,940	0.1%
		Common Stock (100 shares)(16)		—	—	—%
				—	1,940	0.1%
USES Corp.(30)	Texas / Commercial Services & Supplies	Senior Secured Term Loan A (9.00% PIK, in non-accrual status effective 4/1/2016, due 7/22/2020)	$31,068	$28,604	$12,517	0.4%
		Senior Secured Term Loan B (15.50% PIK, in non-accrual status effective 4/1/2016, due 7/22/2020)	41,475	35,568	—	—%
		Common Stock (268,962 shares)(16)		—	—	—%
				64,172	12,517	0.4%
Valley Electric Company, Inc.(31)	Washington / Construction & Engineering	Senior Secured Note to Valley Electric Co. of Mt. Vernon, Inc. (8.00% (LIBOR + 5.00% with 3.00% LIBOR floor) plus 2.50% PIK, due 12/31/2024)(3)(10)(11)(48)	10,430	10,430	10,430	0.3%
		Senior Secured Note (10.00% plus 8.50% PIK, due 6/23/2024)(48)	25,624	25,624	22,079	0.7%
		Common Stock (50,000 shares)(16)		26,204	—	—%
				62,258	32,509	1.0%
Wolf Energy, LLC(32)	Kansas / Energy Equipment & Services	Membership Interest (100%)(16)		—	—	—%
		Membership Interest in Wolf Energy Services Company, LLC (100%)(16)		6,801	5,662	0.1%
		Net Profits Interest (8% of Equity Distributions)(4)(16)		—	15	—%
				6,801	5,677	0.1%
				$1,840,731	$1,911,775	57.0%

Affiliate Investments (5.00% to 24.99% voting control)(50)

Nixon, Inc.(39)	California / Textiles, Apparel & Luxury Goods	Senior Secured Term Loan (11.50% PIK, in non-accrual status effective 7/1/2016, due 11/12/2022)(8)	$16,499	$14,197	$—	—%
		Common Stock (857 units)(16)	—	—	—	—%
				14,197	—	—%
Targus International, LLC(33)	California / Textiles, Apparel & Luxury Goods	Senior Secured Term Loan A (15.00% PIK, due 12/31/2019)(8)(48)	1,532	1,320	1,532	—%
		Senior Secured Term Loan B (15.00% PIK, due 12/31/2019)(8)(48)	4,596	3,961	4,596	0.1%
		Common Stock (1,262,737 shares)(16)		3,479	5,301	0.2%
				8,760	11,429	0.3%
				$22,957	$11,429	0.3%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2017
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

American Gilsonite Company(34)	Utah / Chemicals	Membership Interest (1.93%)(16)		$—	$—	—%
				—	—	—%
Apidos CLO IX	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 0.00%, due 7/15/2023)(5)(14)(17)	23,525	7,597	7,597	0.2%
				7,597	7,597	0.2%
Apidos CLO XI	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 9.54%, due 10/17/2028)(5)(14)	40,500	30,494	24,777	0.7%
				30,494	24,777	0.7%
Apidos CLO XII	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 5.73%, due 4/15/2025)(5)(14)	44,063	30,745	26,047	0.8%
				30,745	26,047	0.8%
Apidos CLO XV	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 12.29%, due 10/20/2025)(5)(14)	36,515	29,491	26,083	0.8%
				29,491	26,083	0.8%
Apidos CLO XXII	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.51%, due 10/20/2027)(5)(6)(14)	31,350	26,991	25,432	0.8%
				26,991	25,432	0.8%
Ark-La-Tex Wireline Services, LLC(32)	Louisiana / Energy Equipment & Services	Senior Secured Term Loan B (12.73% (LIBOR + 11.50% with 1.00% LIBOR floor), in non-accrual status effective 4/1/2016, due 4/8/2019)(10)(13)	26,080	1,630	1,630	—%
				1,630	1,630	—%
Armor Holding II LLC	New York / Commercial Services & Supplies	Second Lien Term Loan (10.30% (LIBOR + 9.00% with 1.25% LIBOR floor), due 12/26/2020)(3)(8)(10)(11)	7,000	6,928	7,000	0.2%
				6,928	7,000	0.2%
Atlantis Health Care Group (Puerto Rico), Inc.	Puerto Rico / Health Care Providers & Services	Revolving Line of Credit – $7,000 Commitment (9.50% (LIBOR + 8.00% with 1.50% LIBOR floor), due 8/21/2018)(10)(11)(15)	3,850	3,850	3,850	0.1%
		Senior Term Loan (9.50% (LIBOR + 8.00% with 1.50% LIBOR floor), due 2/21/2020)(3)(10)(11)	79,560	79,560	79,560	2.4%
				83,410	83,410	2.5%
Babson CLO Ltd. 2014-III	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.01%, due 1/15/2026)(5)(6)(14)	52,250	42,101	39,001	1.2%
				42,101	39,001	1.2%
Broder Bros., Co.	Pennsylvania / Textiles, Apparel & Luxury Goods	Senior Secured Term Loan A (7.05% (LIBOR + 5.75% with 1.25% LIBOR floor), due 6/03/2021)(3)(10)(11)	110,876	110,876	110,876	3.3%
		Senior Secured Term Loan B (13.55% (LIBOR + 12.25% with 1.25% LIBOR floor), due 6/03/2021)(10)(11)	114,901	114,901	114,901	3.4%
				225,777	225,777	6.7%
Brookside Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 1.29%, due 4/17/2025)(5)(14)	26,000	17,178	14,022	0.4%
				17,178	14,022	0.4%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2017
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

California Street CLO IX Ltd. (f/k/a Symphony CLO IX Ltd.)	Cayman Islands / Structured Finance	Preference Shares (Residual Interest, current yield 13.82%, due 10/16/2028)(5)(14)	$58,915	$40,792	$35,758	1.1%
				40,792	35,758	1.1%
Capstone Logistics Acquisition, Inc.	Georgia / Commercial Services & Supplies	Second Lien Term Loan (9.48% (LIBOR + 8.25% with 1.00% LIBOR floor), due 10/7/2022)(3)(8)(10)(13)	101,517	101,071	98,468	2.9%
				101,071	98,468	2.9%
Carlyle Global Market Strategies CLO 2014-4, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 21.61%, due 10/15/2026)(5)(6)(14)	25,534	19,494	19,757	0.6%
				19,494	19,757	0.6%
Carlyle Global Market Strategies CLO 2016-3, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.04%, due 10/20/2029)(5)(6)(14)	32,200	31,449	26,745	0.8%
				31,449	26,745	0.8%
Cent CLO 17 Limited	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 10.00%, due 1/30/2025)(5)(14)	24,870	18,100	16,708	0.5%
				18,100	16,708	0.5%
Cent CLO 20 Limited	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.81%, due 1/25/2026)(5)(14)	40,275	32,105	32,148	1.0%
				32,105	32,148	1.0%
Cent CLO 21 Limited	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.47%, due 7/27/2026)(5)(6)(14)	48,528	36,659	36,178	1.1%
				36,659	36,178	1.1%
Centerfield Media Holding Company(35)	California / Internet Software and Services	Senior Secured Term Loan A (8.30% (LIBOR + 7.00% with 1.00% LIBOR floor), due 1/17/2022)(3)(8)(10)(11)	67,320	67,320	67,320	2.0%
		Senior Secured Term Loan B (13.80% (LIBOR + 12.50% with 1.00% LIBOR floor), due 1/17/2022)(8)(10)(11)	68,000	68,000	68,000	2.0%
				135,320	135,320	4.0%
CIFC Funding 2013-III, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.42%, due 10/24/2025)(5)(14)	44,100	31,233	30,265	0.9%
				31,233	30,265	0.9%
CIFC Funding 2013-IV, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 16.16%, due 11/27/2024)(5)(14)	45,500	32,859	32,708	1.0%
				32,859	32,708	1.0%
CIFC Funding 2014-IV Investor, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 13.85%, due 10/17/2026)(5)(6)(14)	41,500	30,002	29,139	0.9%
				30,002	29,139	0.9%
CIFC Funding 2016-I, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 16.33%, due 10/21/2028)(5)(6)(14)	34,000	31,780	29,513	0.9%
				31,780	29,513	0.9%
Cinedigm DC Holdings, LLC	New York / Media	Senior Secured Term Loan (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/31/2021)(10)(11)(48)	49,156	49,106	49,156	1.5%
				49,106	49,156	1.5%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2017
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Coverall North America, Inc.	Florida / Commercial Services & Supplies	Senior Secured Term Loan A (7.30% (LIBOR + 6.00% with 1.00% LIBOR floor), due 11/02/2020)(3)(10)(11)	$22,658	$22,658	$22,658	0.7%
		Senior Secured Term Loan B (12.30% (LIBOR + 11.00% with 1.00% LIBOR floor), due 11/02/2020)(3)(10)(11)	24,938	24,938	24,938	0.7%
				47,596	47,596	1.4%
CURO Financial Technologies Corp.	Canada / Consumer Finance	Senior Secured Notes (12.00%, due 3/1/2022)(8)(14)	10,000	9,831	10,000	0.3%
				9,831	10,000	0.3%
Digital Room LLC	California / Commercial Services & Supplies	Second Lien Term Loan (11.23% (LIBOR + 10.00% with 1.00% LIBOR floor), due 5/21/2023)(3)(8)(10)(13)	34,000	33,389	33,389	1.0%
				33,389	33,389	1.0%
Dunn Paper, Inc.	Georgia / Paper & Forest Products	Second Lien Term Loan (9.98% (LIBOR + 8.75% with 1.00% LIBOR floor), due 8/26/2023)(3)(8)(10)(13)	11,500	11,295	11,500	0.3%
				11,295	11,500	0.3%
Easy Gardener Products, Inc.	Texas / Household Durables	Senior Secured Term Loan (11.30% (LIBOR + 10.00% with .25% LIBOR floor), due 9/30/2020)(3)(10)(11)	17,194	17,194	17,066	0.5%
				17,194	17,066	0.5%
EZShield Parent, Inc.	Maryland / Internet Software & Services	Senior Secured Term Loan A (7.98% (LIBOR + 6.75% with 1.00% LIBOR floor), due 2/26/2021)(3)(10)(13)	14,963	14,963	14,963	0.4%
		Senior Secured Term Loan B (12.98% (LIBOR + 11.75% with 1.00% LIBOR floor), due 2/26/2021)(3)(10)(13)	15,000	15,000	15,000	0.5%
				29,963	29,963	0.9%
Fleetwash, Inc.	New Jersey / Commercial Services & Supplies	Senior Secured Term Loan B (10.30% (LIBOR + 9.00% with 1.00% LIBOR floor), due 4/30/2022)(3)(10)(11)	21,544	21,544	21,544	0.6%
		Delayed Draw Term Loan – $15,000 Commitment (9.80% (LIBOR + 8.50% with 1.00% LIBOR floor)expires 4/30/2022)(10)(11)(15)	—	—	—	—%
				21,544	21,544	0.6%
Galaxy XV CLO, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 12.14%, due 4/15/2025)(5)(14)	50,525	33,887	33,794	1.0%
				33,887	33,794	1.0%
Galaxy XVI CLO, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 11.71%, due 11/16/2025)(5)(14)	24,575	17,854	16,611	0.5%
				17,854	16,611	0.5%
Galaxy XVII CLO, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 10.14%, due 7/15/2026)(5)(6)(14)	39,905	29,502	26,833	0.8%
				29,502	26,833	0.8%
Global Employment Solutions, Inc.	Colorado / Professional Services	Senior Secured Term Loan (10.48% (LIBOR + 9.25% with 1.00% LIBOR floor), due 6/26/2020)(3)(10)(13)	48,131	48,131	48,131	1.4%
				48,131	48,131	1.4%
Halcyon Loan Advisors Funding 2012-1 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 0.00%, due 8/15/2023)(5)(14)(17)	23,188	5,086	5,086	0.2%
				5,086	5,086	0.2%
Halcyon Loan Advisors Funding 2013-1 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 5.76%, due 4/15/2025)(5)(14)	40,400	26,949	23,937	0.7%
				26,949	23,937	0.7%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2017
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Halcyon Loan Advisors Funding 2014-1 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 9.70%, due 4/18/2026)(5)(14)	$24,500	$15,982	$15,984	0.5%
				15,982	15,984	0.5%
Halcyon Loan Advisors Funding 2014-2 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.39%, due 4/28/2025)(5)(6)(14)	41,164	27,617	27,869	0.8%
				27,617	27,869	0.8%
Halcyon Loan Advisors Funding 2015-3 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.09%, due 10/18/2027)(5)(6)(14)	39,598	34,205	34,938	1.0%
				34,205	34,938	1.0%
Harbortouch Payments, LLC	Pennsylvania / Commercial Services & Supplies	Escrow Receivable		—	864	—%
				—	864	—%
HarbourView CLO VII, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 19.25%, due 11/18/2026)(5)(6)(14)	19,025	14,955	14,047	0.4%
				14,955	14,047	0.4%
Harley Marine Services, Inc.	Washington / Marine	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 12/20/2019)(3)(8)(10)(11)	9,000	8,919	8,800	0.3%
				8,919	8,800	0.3%
Inpatient Care Management Company, LLC	Florida / Health Care Providers & Services	Senior Secured Term Loan (10.30% (LIBOR + 9.00% with 1.00% LIBOR floor), due 6/8/2021(3)(10)(11)	25,467	25,467	25,467	0.8%
				25,467	25,467	0.8%
Instant Web, LLC	Minnesota / Media	Senior Secured Term Loan A (5.80% (LIBOR + 4.50% with 1.00% LIBOR floor), due 3/28/2019)(10)(11)	120,948	120,948	120,948	3.6%
		Senior Secured Term Loan B (12.30% (LIBOR + 11.00% with 1.00% LIBOR floor), due 3/28/2019)(3)(10)(11)	158,100	158,100	158,100	4.7%
		Senior Secured Term Loan C-1 (13.05% (LIBOR + 11.75% with 1.00% LIBOR floor), due 3/28/2019)(10)(11)	27,000	27,000	27,000	0.8%
		Senior Secured Term Loan C-2 (13.80% (LIBOR + 12.50% with 1.00% LIBOR floor), due 3/28/2019)(10)(11)	25,000	25,000	25,000	0.8%
				331,048	331,048	9.9%
InterDent, Inc.	California / Health Care Providers & Services	Senior Secured Term Loan A (6.73% (LIBOR + 5.50% with 0.75% LIBOR floor), due 8/3/2017)(10)(13)	78,656	78,656	78,656	2.3%
		Senior Secured Term Loan B (11.73% (LIBOR + 10.50% with 0.75% LIBOR floor), due 8/3/2017)(3)(10)(13)	131,125	131,125	129,857	3.9%
				209,781	208,513	6.2%
JD Power and Associates	California / Capital Markets	Second Lien Term Loan (9.80% (LIBOR + 8.50% with 1.00% LIBOR floor), due 9/7/2024)(3)(8)(10)(11)	15,000	14,796	15,000	0.4%
				14,796	15,000	0.4%
Jefferson Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 10.45%, due 7/20/2027)(5)(6)(14)	19,500	16,501	13,507	0.4%
				16,501	13,507	0.4%
K&N Parent, Inc.	California / Auto Components	Second Lien Term Loan (9.98% (LIBOR + 8.75% with 1.00% LIBOR floor), due 10/20/2024)(3)(8)(10)(13)	13,000	12,762	13,000	0.4%
				12,762	13,000	0.4%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2017
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Keystone Acquisition Corp.(36)	Pennsylvania / Health Care Providers & Services	Second Lien Term Loan (10.55% (LIBOR + 9.25% with 1.00% LIBOR floor), due 5/1/2025)(3)(8)(10)(11)	$50,000	$50,000	$50,000	1.5%
				50,000	50,000	1.5%
LaserShip, Inc.	Virginia / Air Freight & Logistics	Senior Secured Term Loan A (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 3/18/2019)(3)(10)(13)	32,184	32,184	32,184	1.0%
		Senior Secured Term Loan B (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 3/18/2019)(3)(10)(13)	19,768	19,768	19,768	0.5%
				51,952	51,952	1.5%
LCM XIV Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 14.99%, due 7/15/2025)(5)(14)	30,500	21,243	21,567	0.6%
				21,243	21,567	0.6%
Madison Park Funding IX, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 11.49%, due 8/15/2022)(5)(14)	43,110	8,558	8,472	0.3%
				8,558	8,472	0.3%
Matrixx Initiatives, Inc.	New Jersey / Pharmaceuticals	Senior Secured Term Loan A (7.80% (LIBOR + 6.50% with 1.00% LIBOR floor), due 2/24/2020)(3)(10)(11)	65,427	65,427	65,427	2.0%
		Senior Secured Term Loan B (12.80% (LIBOR + 11.50% with 1.00% LIBOR floor), due 2/24/2020)(3)(10)(11)	52,562	52,562	52,562	1.6%
				117,989	117,989	3.6%
Maverick Healthcare Equity, LLC	Arizona / Health Care Providers & Services	Preferred Units (1,250,000 units)(16)		1,252	782	—%
		Class A Common Units (1,250,000 units)(16)		—	—	—%
				1,252	782	—%
Memorial MRI & Diagnostic, LLC	Texas / Health Care Providers & Services	Senior Secured Term Loan (9.80% (LIBOR + 8.50% with 1.00% LIBOR floor), due 3/16/2022)(10)(11)	37,810	37,810	37,810	1.1%
				37,810	37,810	1.1%
Mountain View CLO 2013-I Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 9.43%, due 4/12/2024)(5)(14)	43,650	28,554	26,314	0.8%
				28,554	26,314	0.8%
Mountain View CLO IX Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.70%, due 7/15/2027)(5)(6)(14)	47,830	40,832	39,857	1.2%
				40,832	39,857	1.2%
National Home Healthcare Corp.	Michigan / Health Care Providers & Services	Second Lien Term Loan (10.08% (LIBOR + 9.00% with 1.00% LIBOR floor), due 12/8/2022)(3)(8)(10)(13)	15,407	15,199	15,407	0.5%
				15,199	15,407	0.5%
NCP Finance Limited Partnership(38)	Ohio / Consumer Finance	Subordinated Secured Term Loan (11.00% (LIBOR + 9.75% with 1.25% LIBOR floor), due 9/30/2018)(3)(8)(10)(13)(14)	26,880	26,455	25,973	0.8%
				26,455	25,973	0.8%
Octagon Investment Partners XV, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 13.13%, due 1/19/2025)(5)(14)	42,064	29,704	24,250	0.7%
				29,704	24,250	0.7%
Octagon Investment Partners XVIII, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 15.36%, due 12/16/2024)(5)(6)(14)	28,200	18,468	17,415	0.5%
				18,468	17,415	0.5%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2017
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Pacific World Corporation	California / Personal Products	Revolving Line of Credit – $15,000 Commitment (8.23% (LIBOR + 7.00% with 1.00% LIBOR floor), due 9/26/2020)(10)(13)(15)	$14,725	$14,725	$14,725	0.4%
		Senior Secured Term Loan A (6.23% (LIBOR + 5.00% with 1.00% LIBOR floor), due 9/26/2020)(3)(10)(13)	97,250	97,250	94,834	2.8%
		Senior Secured Term Loan B (10.23% (LIBOR + 9.00% with 1.00% LIBOR floor), due 9/26/2020)(3)(10)(13)	97,250	97,250	69,450	2.1%
				209,225	179,009	5.3%
Pelican Products, Inc.	California / Chemicals	Second Lien Term Loan (9.55% (LIBOR + 8.25% with 1.00% LIBOR floor), due 4/9/2021)(3)(8)(10)(11)	17,500	17,489	16,699	0.5%
				17,489	16,699	0.5%
PeopleConnect Intermediate, LLC (f/k/a Intelius, Inc.)	Washington / Internet Software & Services	Revolving Line of Credit – $1,000 Commitment (9.80% (LIBOR + 8.50% with 1.00% LIBOR floor), due 8/11/2017)(10)(11)(15)	—	—	—	—%
		Senior Secured Term Loan A (6.80% (LIBOR + 5.50% with 1.00% LIBOR floor), due 7/1/2020)(3)(10)(11)	19,606	19,606	19,606	0.6%
		Senior Secured Term Loan B (12.80% (LIBOR + 11.50% with 1.00% LIBOR floor), due 7/1/2020)(3)(10)(11)	20,552	20,552	20,552	0.6%
				40,158	40,158	1.2%
PGX Holdings, Inc.(41)	Utah / Diversified Consumer Services	Second Lien Term Loan (10.23% (LIBOR + 9.00% with 1.00% LIBOR floor), due 9/29/2021)(3)(10)(13)	143,767	143,767	143,767	4.3%
				143,767	143,767	4.3%
Photonis Technologies SAS	France / Electronic Equipment, Instruments & Components	First Lien Term Loan (8.80% (LIBOR + 7.50% with 1.00% LIBOR floor), due 9/18/2019)(8)(10)(11)(14)	9,872	9,755	8,794	0.3%
				9,755	8,794	0.3%
Pinnacle (US) Acquisition Co. Limited	Texas / Software	Second Lien Term Loan (10.55% (LIBOR + 9.25% with 1.25% LIBOR floor), due 8/3/2020)(8)(10)(11)	7,037	6,947	5,150	0.2%
				6,947	5,150	0.2%
PlayPower, Inc.	North Carolina / Leisure Products	Second Lien Term Loan (10.05% (LIBOR + 8.75% with 1.00% LIBOR floor), due 6/23/2022)(3)(8)(10)(11)	11,000	10,880	11,000	0.3%
				10,880	11,000	0.3%
PrimeSport, Inc.	Georgia / Hotels, Restaurants & Leisure	Senior Secured Term Loan A (8.30% (LIBOR + 7.00% with 1.00% LIBOR floor), due 2/11/2021)(3)(10)(11)	53,138	53,138	49,312	1.5%
		Senior Secured Term Loan B (13.30% (LIBOR + 12.00% with 1.00% LIBOR floor), due 2/11/2021)(3)(10)(11)	74,500	74,500	54,585	1.6%
				127,638	103,897	3.1%
Prince Mineral Holding Corp.	New York / Metals & Mining	Senior Secured Term Loan (11.50%, due 12/15/2019)(8)	10,000	9,953	10,000	0.3%
				9,953	10,000	0.3%
RGIS Services, LLC	Michigan / Commercial Services & Supplies	Senior Secured Term Loan (8.80% (LIBOR + 7.50% with 1.00% LIBOR floor), due 3/31/2023)(8)(10)(11)	14,963	14,744	14,744	0.4%
				14,744	14,744	0.4%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2017
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

RME Group Holding Company	Florida / Media	Revolving Line of Credit – $2,000 Commitment (9.30% (LIBOR + 8.00% with 1.00% LIBOR floor), due 8/4/2017)(10)(11)(15)	$—	$—	$—	—%
		Senior Secured Term Loan A (7.30% (LIBOR + 6.00% with 1.00% LIBOR floor), due 5/4/2022)(3)(10)(11)	37,500	37,500	37,500	1.1%
		Senior Secured Term Loan B (12.30% (LIBOR + 11.00% with 1.00% LIBOR floor), due 5/4/2022)(3)(10)(11)	25,000	25,000	25,000	0.8%
				62,500	62,500	1.9%
Rocket Software, Inc.	Massachusetts / Software	Second Lien Term Loan (10.80% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/14/2024)(3)(8)(10)(11)	50,000	49,094	50,000	1.5%
				49,094	50,000	1.5%
SCS Merger Sub, Inc.	Texas / IT Services	Second Lien Term Loan (10.73% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/30/2023)(3)(8)(10)(13)	20,000	19,531	20,000	0.6%
				19,531	20,000	0.6%
SESAC Holdco II LLC	Tennessee / Media	Second Lien Term Loan (8.37% (LIBOR + 7.25% with 1.00% LIBOR floor), due 2/23/2025)(8)(10)(12)	3,000	2,971	2,971	0.1%
				2,971	2,971	0.1%
Small Business Whole Loan Portfolio(44)	New York / Online Lending	781 Small Business Loans purchased from On Deck Capital, Inc.	8,434	8,434	7,964	0.2%
				8,434	7,964	0.2%
Spartan Energy Services, Inc.	Louisiana / Energy Equipment & Services	Senior Secured Term Loan A (7.23% (LIBOR + 6.00% with 1.00% LIBOR floor), in non-accrual status effective 4/1/2016, due 12/28/2018)(10)(13)	13,156	11,933	8,833	0.3%
		Senior Secured Term Loan B (13.23% (LIBOR + 12.00% with 1.00% LIBOR floor), in non-accrual status effective 4/1/2016, due 12/28/2018)(10)(13)	16,101	13,669	—	—%
				25,602	8,833	0.3%
Stryker Energy, LLC	Ohio / Oil, Gas & Consumable Fuels	Overriding Royalty Interests(9)		—	—	—%
				—	—	—%
Sudbury Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 10.70%, due 1/17/2026)(5)(14)	28,200	19,519	17,304	0.5%
				19,519	17,304	0.5%
Symphony CLO XIV Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 10.41%, due 7/14/2026)(5)(6)(14)	49,250	36,668	33,744	1.0%
				36,668	33,744	1.0%
Symphony CLO XV, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 13.68%, due 10/17/2026)(5)(14)	50,250	41,383	38,123	1.1%
				41,383	38,123	1.1%
TouchTunes Interactive Networks, Inc.	New York / Internet Software & Services	Second Lien Term Loan (9.47% (LIBOR + 8.25% with 1.00% LIBOR floor), due 5/29/2022)(3)(8)(10)(11)	14,000	13,907	13,907	0.4%
				13,907	13,907	0.4%
Traeger Pellet Grills LLC	Oregon / Household Durables	Senior Secured Term Loan A (6.50% (LIBOR + 4.50% with 2.00% LIBOR floor), due 6/18/2019)(3)(10)(11)	53,094	53,094	53,094	1.6%
		Senior Secured Term Loan B (11.50% (LIBOR + 9.50% with 2.00% LIBOR floor), due 6/18/2019)(3)(10)(11)	56,031	56,031	56,031	1.6%
				109,125	109,125	3.2%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2017
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Transaction Network Services, Inc.	Virginia / Diversified Telecommunication Services	Second Lien Term Loan (9.23% (LIBOR + 8.00% with 1.00% LIBOR floor), due 8/14/2020)(3)(8)(10)(13)	$4,410	$4,395	$4,410	0.1%
				4,395	4,410	0.1%
Turning Point Brands, Inc.(46)	Kentucky / Tobacco	Second Lien Term Loan (11.00%, due 8/17/2022)(3)(8)	14,500	14,365	14,431	0.4%
				14,365	14,431	0.4%
United Sporting Companies, Inc.(47)	South Carolina / Distributors	Second Lien Term Loan (12.75% (LIBOR + 11.00% with 1.75% LIBOR floor) plus 2.00% PIK, in non-accrual status effective 4/1/2017, due 11/16/2019)(3)(10)(13)	141,559	140,847	83,225	2.5%
		Common Stock (24,967 shares)(16)		—	—	—%
				140,847	83,225	2.5%
Universal Fiber Systems, LLC	Virginia / Textiles, Apparel & Luxury Goods	Second Lien Term Loan (10.76% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/02/2022)(3)(8)(10)(12)	37,000	36,446	37,000	1.1%
				36,446	37,000	1.1%
Universal Turbine Parts, LLC	Alabama / Trading Companies & Distributors	Senior Secured Term Loan A (6.98% (LIBOR + 5.75% with 1.00% LIBOR floor), due 7/22/2021)(3)(10)(13)	32,013	32,013	32,013	1.0%
		Senior Secured Term Loan B (12.98% (LIBOR + 11.75% with 1.00% LIBOR floor), due 7/22/2021)(3)(10)(13)	32,500	32,500	32,500	0.9%
				64,513	64,513	1.9%
USG Intermediate, LLC	Texas / Leisure Products	Revolving Line of Credit – $2,500 Commitment (10.98% (LIBOR + 9.75% with 1.00% LIBOR floor), due 4/15/2018)(10)(13)(15)	1,000	1,000	1,000	—%
		Senior Secured Term Loan A (8.48% (LIBOR + 7.25% with 1.00% LIBOR floor), due 4/15/2020)(3)(10)(13)	13,307	13,307	13,307	0.4%
		Senior Secured Term Loan B (13.48% (LIBOR + 12.25% with 1.00% LIBOR floor), due 4/15/2020)(3)(10)(13)	18,897	18,897	18,897	0.6%
		Equity(16)		1	—	—%
				33,205	33,204	1.0%
VC GB Holdings, Inc.	Illinois / Household Durables	Subordinated Secured Term Loan (9.23% (LIBOR + 8.00% with 1.00% LIBOR floor), due 2/28/2025)(8)(10)(13)	20,000	19,712	19,992	0.6%
				19,712	19,992	0.6%
Venio LLC	Pennsylvania / Professional Services	Second Lien Term Loan (4.00% plus PIK 10.00% (LIBOR + 7.50% with 2.50% LIBOR floor), in non-accrual status effective 12/31/15, due 2/19/2020)(10)(11)	20,442	16,111	16,342	0.5%
				16,111	16,342	0.5%
Voya CLO 2012-2, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 0.00%, due 10/15/2022)(5)(14)(17)	38,070	22,667	22,667	0.7%
				22,667	22,667	0.7%
Voya CLO 2012-3, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 0.00%, due 10/15/2022)(5)(14)(17)	46,632	26,445	26,445	0.8%
				26,445	26,445	0.8%
Voya CLO 2012-4, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 14.13%, due 10/15/2028)(5)(14)	40,613	31,018	30,544	0.9%
				31,018	30,544	0.9%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2017
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Voya CLO 2014-1, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.96%, due 4/18/2026)(5)(6)(14)	$32,383	$24,613	$26,177	0.8%
				24,613	26,177	0.8%
Voya CLO 2016-3, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 12.55%, due 10/18/2027)(5)(6)(14)	28,100	27,130	23,497	0.7%
				27,130	23,497	0.7%
Voya CLO 2017-3, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.89%, due 7/20/2030)(5)(6)(14)	44,885	44,885	44,670	1.3%
				44,885	44,670	1.3%
Washington Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 8.53%, due 4/20/2026)(5)(6)(14)	22,600	16,711	14,182	0.4%
				16,711	14,182	0.4%
Water Pik, Inc.	Colorado / Personal Products	Second Lien Term Loan (10.05% (LIBOR + 8.75% with 1.00% LIBOR floor), due 1/8/2021)(3)(8)(10)(11)	13,739	13,473	13,739	0.4%
				13,473	13,739	0.4%
Wheel Pros, LLC	Colorado / Auto Components	Senior Subordinated Secured Note (11.00% (LIBOR + 7.00% with 4.00% LIBOR floor), due 6/29/2020)(3)(10)(11)	12,000	12,000	12,000	0.4%
		Senior Subordinated Secured Note (11.00% (LIBOR + 7.00% with 4.00% LIBOR floor), due 6/29/2020)(3)(10)(11)	5,460	5,460	5,460	0.2%
				17,460	17,460	0.6%
Total Non-Control/Non-Affiliate Investments (Level 3)				$4,117,868	$3,915,101	116.7%

Total Portfolio Investments				$5,981,556	$5,838,305	174.0%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2016
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(51)

Arctic Energy Services, LLC(18)	Wyoming / Energy Equipment & Services	Class D Units (32,915 units)(16)		$31,640	$35,815	1.0%
		Class E Units (21,080 units)(16)		20,230	2,525	0.1%
		Class A Units (700 units)(16)		9,006	—	—%
		Class C Units (10 units)(16)		—	—	—%
				60,876	38,340	1.1%
CCPI Inc.(19)	Ohio / Electronic Equipment, Instruments & Components	Senior Secured Term Loan A (10.00%, due 12/31/2017)(3)	12,313	12,313	12,313	0.4%
		Senior Secured Term Loan B (12.00% plus 7.00% PIK, due 12/31/2017)(48)	9,320	9,320	9,320	0.3%
		Common Stock (14,857 shares)		6,635	19,723	0.5%
				28,268	41,356	1.2%
CP Energy Services Inc.(20)	Oklahoma / Energy Equipment & Services	Series B Convertible Preferred Stock (1,043 shares)(16)		98,273	76,002	2.2%
		Common Stock (2,924 shares)(16)		15,227	—	—%
				113,500	76,002	2.2%
Credit Central Loan Company, LLC(21)	South Carolina / Consumer Finance	Subordinated Term Loan (10.00% plus 10.00% PIK, due 6/26/2019)(14)(48)	36,931	36,931	36,931	1.1%
		Class A Units (7,500,000 units)(14)(16)		11,633	11,707	0.3%
		Net Revenues Interest (25% of Net Revenues)(14)(16)		—	3,616	0.1%
				48,564	52,254	1.5%
Echelon Aviation LLC	New York / Aerospace & Defense	Senior Secured Term Loan (11.75% (LIBOR + 9.75% with 2.00% LIBOR floor) plus 2.25% PIK, due 3/31/2022)(10)(13)(48)	37,855	37,855	37,855	1.1%
		Membership Interest (99%)		19,907	22,966	0.7%
				57,762	60,821	1.8%
Edmentum Ultimate Holdings, LLC(22)	Minnesota / Diversified Consumer Services	Second Lien Revolving Credit Facility to Edmentum, Inc. – $7,834 Commitment (5.00%, due 6/9/2020)(15)	6,424	6,424	6,424	0.2%
		Unsecured Senior PIK Note (8.50% PIK, due 6/9/2020)(48)	6,341	6,341	6,341	0.2%
		Unsecured Junior PIK Note (10.00% PIK, due 6/9/2020)(48)	28,834	22,337	25,569	0.7%
		Class A Units (370,964 units)(16)		6,576	6,012	0.2%
				41,678	44,346	1.3%
First Tower Finance Company LLC(23)	Mississippi / Consumer Finance	Subordinated Term Loan to First Tower, LLC (10.00% plus 12.00% PIK, due 6/24/2019)(14)(48)	255,762	255,762	255,762	7.4%
		Class A Units (86,711,625 units)(14)(16)		70,476	96,904	2.8%
				326,238	352,666	10.2%
Freedom Marine Solutions, LLC(24)	Louisiana / Energy Equipment & Services	Membership Interest (100%)(16)		40,810	26,618	0.8%
				40,810	26,618	0.8%
MITY, Inc.(25)	Utah / Commercial Services & Supplies	Senior Secured Note A (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor), due 3/19/2019)(3)(10)(11)	18,250	18,250	18,250	0.5%
		Senior Secured Note B (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor) plus 10.00% PIK, due 3/19/2019)(3)(10)(11)(48)	16,442	16,442	16,442	0.5%
		Subordinated Unsecured Note to Broda Enterprises ULC (10.00%, due on demand)(14)	7,200	7,200	5,667	0.2%
		Common Stock (42,053 shares)		6,848	13,690	0.4%
				48,740	54,049	1.6%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2016
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(51)

National Property REIT Corp.(26)	Various / Equity Real Estate Investment Trusts (REITs) / Online Lending	Senior Secured Term Loan A (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 5.50% PIK, due 4/1/2019)(10)(11)(48)	$248,677	$248,677	$248,677	7.2%
		Senior Secured Term Loan E (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 5.00% PIK, due 4/1/2019)(10)(11)(48)	212,819	212,819	212,819	6.2%
		Senior Secured Term Loan C to ACL Loan Holdings, Inc. (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 5.00% PIK, due 4/1/2019)(10)(11)(14)(48)	99,972	99,972	99,972	2.9%
		Common Stock (1,533,899 shares)(16)		165,908	215,491	6.3%
		Net Operating Income Interest (5% of Net Operating Income)(16)		—	66,974	2.0%
				727,376	843,933	24.6%
Nationwide Loan Company LLC(27)	Illinois / Consumer Finance	Senior Subordinated Term Loan to Nationwide Acceptance LLC (10.00% plus 10.00% PIK, due 6/18/2019)(14)(48)	16,696	16,696	16,696	0.5%
		Class A Units (29,343,795 units)(14)		16,201	19,117	0.5%
				32,897	35,813	1.0%
NMMB, Inc.(28)	New York / Media	Senior Secured Note (14.00%, due 5/6/2021)	3,714	3,714	3,442	0.1%
		Senior Secured Note to Armed Forces Communications, Inc. (14.00%, due 5/6/2021)	7,000	7,000	6,487	0.2%
		Series A Preferred Stock (7,200 shares)(16)		7,200	44	—%
		Series B Preferred Stock (5,669 shares)(16)		5,669	34	—%
				23,583	10,007	0.3%
R-V Industries, Inc.	Pennsylvania / Machinery	Senior Subordinated Note (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor), due 6/12/2018)(3)(10)(11)	28,622	28,622	28,622	0.8%
		Common Stock (545,107 shares)		5,087	6,039	0.2%
		Warrant (to purchase 200,000 shares of Common Stock, expires 6/30/2017)		1,682	2,216	0.1%
				35,391	36,877	1.1%
SB Forging Company II, Inc. (f/k/a Gulf Coast Machine & Supply Company)(29)	Texas / Energy Equipment & Services	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor), in non-accrual status effective 1/1/2015, due 10/12/2017)(10)(11)	38,892	34,425	7,312	0.2%
		Series A Convertible Preferred Stock (99,900 shares)(16)		25,950	—	—%
				60,375	7,312	0.2%
USES Corp.(30)	Texas / Commercial Services & Supplies	Senior Secured Term Loan A (7.00% (LIBOR + 6.00% with 1.00% LIBOR floor) plus 2.00% default interest, in non-accrual status effective 4/1/2016, due 3/31/2019)(10)(11)	26,300	26,158	26,300	0.8%
		Senior Secured Term Loan B (13.50% (LIBOR + 12.50% with 1.00% LIBOR floor) plus 2.00% default interest, in non-accrual status effective 4/1/2016, due 3/31/2019)(10)(11)	36,000	35,568	13,986	0.4%
		Common Stock (268,962 shares)(16)		—	—	—%
				61,726	40,286	1.2%
Valley Electric Company, Inc.(31)	Washington / Construction & Engineering	Senior Secured Note to Valley Electric Co. of Mt. Vernon, Inc. (8.00% (LIBOR + 5.00% with 3.00% LIBOR floor) plus 2.50% PIK, due 12/31/2019)(3)(10)(11)(48)	10,430	10,430	10,430	0.3%
		Senior Secured Note (10.00% plus 8.50% PIK, due 6/23/2019)(48)	23,802	23,802	20,661	0.6%
		Common Stock (50,000 shares)(16)		26,204	—	—%
				60,436	31,091	0.9%
See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2016
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(51)

Wolf Energy, LLC(32)	Kansas / Energy Equipment & Services	Senior Secured Promissory Note secured by assets formerly owned by H&M (18.00%, in non-accrual status effective 4/15/2013, due 4/15/2018)	$38,257	$—	$659	—%
		Membership Interest (100%)(16)		—	—	—%
		Net Profits Interest (8% of Equity Distributions)(4)(16)		—	19	—%
				—	678	—%
				$1,768,220	$1,752,449	51.0%

Affiliate Investments (5.00% to 24.99% voting control)(52)

BNN Holdings Corp.	Michigan / Health Care Technology	Series A Preferred Stock (9,925.455 shares)(7)(16)		$1,780	$2,270	0.1%
		Series B Preferred Stock (1,753.636 shares)(7)(16)		448	572	—%
				2,228	2,842	0.1%
Targus International, LLC(33)	California / Textiles, Apparel & Luxury Goods	Senior Secured Term Loan A (15.00% PIK, in non-accrual status effective 10/1/15, due 12/31/2019)(8)	1,319	1,263	1,319	—%
		Senior Secured Term Loan B (15.00% PIK , in non-accrual status effective 10/1/15, due 12/31/2019)(8)	3,957	3,788	3,957	0.1%
		Common Stock (1,262,737 shares)(16)		3,479	3,202	0.1%
				8,530	8,478	0.2%
				$10,758	$11,320	0.3%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2016
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

AFI Shareholder, LLC (f/k/a Aircraft Fasteners International, LLC)	California / Trading Companies & Distributors	Class A Units (32,500 units)(16)		$330	$511	—%
				330	511	—%
Airmall Inc.	Pennsylvania / Real Estate Management & Development	Escrow Receivable		3,916	3,900	0.1%
				3,916	3,900	0.1%
Ajax Rolled Ring & Machine, LLC(43)	South Carolina / Metals & Mining	Escrow Receivable		—	608	—%
				—	608	—%
ALG USA Holdings, LLC	Pennsylvania / Hotels, Restaurants & Leisure	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 2/28/2020)(8)(10)(11)	11,771	11,630	11,771	0.3%
				11,630	11,771	0.3%
American Gilsonite Company(34)	Utah / Metals & Mining	Membership Interest (1.93%)(16)		—	—	—%
				—	—	—%
Apidos CLO IX	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 16.98%, due 7/15/2023)(5)(14)	23,525	19,997	19,966	0.6%
				19,997	19,966	0.6%
Apidos CLO XI	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 11.95%, due 1/17/2023)(5)(14)	38,340	29,763	26,057	0.8%
				29,763	26,057	0.8%
Apidos CLO XII	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 13.39%, due 4/15/2025)(5)(14)	44,063	34,598	30,638	0.9%
				34,598	30,638	0.9%
Apidos CLO XV	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 10.72%, due 10/20/2025)(5)(14)	36,515	31,479	25,335	0.7%
				31,479	25,335	0.7%
Apidos CLO XXII	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 17.29%, due 10/20/2027)(5)(6)(14)	31,350	26,948	25,369	0.7%
				26,948	25,369	0.7%
Arctic Glacier U.S.A., Inc.	Minnesota / Food Products	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 11/10/2019)(3)(10)(11)	150,000	150,000	145,546	4.2%
				150,000	145,546	4.2%
Ark-La-Tex Wireline Services, LLC(32)	Louisiana / Energy Equipment & Services	Senior Secured Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor), in non-accrual status effective 4/1/2016, due 4/8/2019)(10)(13)	21,322	21,088	11,779	0.3%
		Senior Secured Term Loan B (12.50% (LIBOR + 11.50% with 1.00% LIBOR floor), in non-accrual status effective 4/1/2016, due 4/8/2019)(10)(13)	23,981	23,239	—	—%
				44,327	11,779	0.3%
Armor Holding II LLC	New York / Commercial Services & Supplies	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 12/26/2020)(3)(8)(10)(11)	7,000	6,907	6,907	0.2%
				6,907	6,907	0.2%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2016
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Atlantis Health Care Group (Puerto Rico), Inc.	Puerto Rico / Health Care Providers & Services	Revolving Line of Credit – $7,000 Commitment (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 8/21/2017)(10)(11)(15)	$2,350	$2,350	$2,350	0.1%
		Senior Term Loan (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 2/21/2018)(3)(10)(11)	38,166	38,166	38,166	1.1%
				40,516	40,516	1.2%
Babson CLO Ltd. 2014-III	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 12.25%, due 1/15/2026)(5)(6)(14)	52,250	44,075	40,312	1.2%
				44,075	40,312	1.2%
Broder Bros., Co.	Pennsylvania / Textiles, Apparel & Luxury Goods	Senior Secured Term Loan A (7.00% (LIBOR + 5.75% with 1.25% LIBOR floor), due 6/03/2021)(3)(10)(13)	120,737	120,737	120,737	3.5%
		Senior Secured Term Loan B (13.50% (LIBOR + 12.25% with 1.25% LIBOR floor), due 6/03/2021)(10)(13)	121,475	121,475	121,475	3.5%
				242,212	242,212	7.0%
Brookside Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.44%, due 4/17/2025)(5)(14)	26,000	19,875	18,990	0.6%
				19,875	18,990	0.6%
California Street CLO IX Ltd. (f/k/a Symphony CLO IX Ltd.)	Cayman Islands / Structured Finance	Preference Shares (Residual Interest, current yield 14.11%, due 4/16/2022)(5)(14)	45,500	32,629	29,267	0.9%
				32,629	29,267	0.9%
Capstone Logistics Acquisition, Inc.	Georgia / Commercial Services & Supplies	Second Lien Term Loan (9.25% (LIBOR + 8.25% with 1.00% LIBOR floor), due 10/7/2022)(3)(8)(10)(13)	101,828	101,298	97,752	2.8%
				101,298	97,752	2.8%
Cent CLO 17 Limited	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 12.64%, due 1/30/2025)(5)(14)	24,870	18,839	16,695	0.5%
				18,839	16,695	0.5%
Cent CLO 20 Limited	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 10.19%, due 1/25/2026)(5)(14)	40,275	32,835	26,501	0.8%
				32,835	26,501	0.8%
Cent CLO 21 Limited	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 11.64%, due 7/27/2026)(5)(6)(14)	48,528	38,125	31,467	0.9%
				38,125	31,467	0.9%
CIFC Funding 2013-III, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.72%, due 10/24/2025)(5)(14)	44,100	32,338	29,634	0.9%
				32,338	29,634	0.9%
CIFC Funding 2013-IV, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 16.13%, due 11/27/2024)(5)(14)	45,500	33,414	32,752	0.9%
				33,414	32,752	0.9%
CIFC Funding 2014-IV Investor, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 15.05%, due 10/17/2026)(5)(6)(14)	41,500	31,729	30,378	0.9%
				31,729	30,378	0.9%
Cinedigm DC Holdings, LLC	New York / Media	Senior Secured Term Loan (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/31/2021)(10)(11)(48)	65,990	65,940	65,990	1.9%
				65,940	65,990	1.9%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2016
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Coverall North America, Inc.	Florida / Commercial Services & Supplies	Senior Secured Term Loan A (7.00% (LIBOR + 6.00% with 1.00% LIBOR floor), due 11/02/2020)(3)(10)(11)	$24,250	$24,250	$24,250	0.7%
		Senior Secured Term Loan B (12.00% (LIBOR + 11.00% with 1.00% LIBOR floor), due 11/02/2020)(3)(10)(11)	25,000	25,000	25,000	0.7%
				49,250	49,250	1.4%
Crosman Corporation	New York / Leisure Products	Senior Secured Term Loan A (9.16% (LIBOR + 8.70% with .30% LIBOR floor) plus 4.00% PIK, due 8/5/2020)(3)(10)(13)(48)	54,185	54,185	53,935	1.6%
		Senior Secured Term Loan B (16.16% (LIBOR + 15.70% with .30% LIBOR floor) plus 4.00% PIK, due 8/5/2020)(10)(13)(48)	41,284	41,284	40,458	1.1%
				95,469	94,393	2.7%
CURO Group Holdings Corp. (f/k/a Speedy Cash Holdings Corp.)	Canada / Consumer Finance	Senior Unsecured Notes (12.00%, due 11/15/2017)(8)(14)	15,000	15,000	8,081	0.2%
				15,000	8,081	0.2%
Easy Gardener Products, Inc.	Texas / Household Durables	Senior Secured Term Loan (10.63% (LIBOR + 10.00% with .25% LIBOR floor), due 09/30/2020)(3)(10)(11)	17,369	17,369	17,369	0.5%
				17,369	17,369	0.5%
Empire Today, LLC	Illinois / Distributors	Senior Secured Note (11.375%, due 2/1/2017)(8)	50,426	49,988	49,938	1.4%
				49,988	49,938	1.4%
Fleetwash, Inc.	New Jersey / Commercial Services & Supplies	Senior Secured Term Loan B (10.50% (LIBOR + 9.50% with 1.00% LIBOR floor), due 4/30/2019)(3)(10)(11)	23,402	23,402	23,402	0.7%
		Delayed Draw Term Loan – $15,000 Commitment (9.50% (LIBOR + 8.50% with 1.00% LIBOR floor)expires 4/30/2019)(10)(11)(15)	—	—	—	—%
				23,402	23,402	0.7%
Focus Brands, Inc.	Georgia / Food & Staples Retailing	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 8/21/2018)(8)(10)(13)	18,000	17,876	18,000	0.5%
				17,876	18,000	0.5%
Galaxy XV CLO, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 18.19%, due 4/15/2025)(5)(14)	39,275	29,037	30,452	0.9%
				29,037	30,452	0.9%
Galaxy XVI CLO, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 16.22%, due 11/16/2025)(5)(14)	24,575	19,195	18,925	0.5%
				19,195	18,925	0.5%
Galaxy XVII CLO, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.77%, due 7/15/2026)(5)(6)(14)	39,905	31,077	29,820	0.9%
				31,077	29,820	0.9%
Generation Brands Holdings, Inc.	Illinois / Household Durables	Subordinated Secured Term Loan (11.00% (LIBOR + 10.00% with 1.00% LIBOR floor), due 12/10/2022)(8)(10)(11)	19,000	18,437	19,000	0.6%
				18,437	19,000	0.6%
Global Employment Solutions, Inc.	Colorado / Professional Services	Senior Secured Term Loan (10.25% (LIBOR + 9.25% with 1.00% LIBOR floor), due 6/26/2020)(3)(10)(13)	49,312	49,312	49,312	1.4%
				49,312	49,312	1.4%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2016
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Halcyon Loan Advisors Funding 2012-1 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 17.90%, due 8/15/2023)(5)(14)	$23,188	$18,245	$18,140	0.5%
				18,245	18,140	0.5%
Halcyon Loan Advisors Funding 2013-1 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 18.01%, due 4/15/2025)(5)(14)	40,400	31,897	32,212	0.9%
				31,897	32,212	0.9%
Halcyon Loan Advisors Funding 2014-1 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 13.66%, due 4/18/2026)(5)(14)	24,500	18,255	17,076	0.5%
				18,255	17,076	0.5%
Halcyon Loan Advisors Funding 2014-2 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 16.91%, due 4/28/2025)(5)(6)(14)	41,164	30,795	30,532	0.9%
				30,795	30,532	0.9%
Halcyon Loan Advisors Funding 2015-3 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.86%, due 10/18/2027)(5)(6)(14)	39,598	36,746	35,202	1.0%
				36,746	35,202	1.0%
Harbortouch Payments, LLC	Pennsylvania / Commercial Services & Supplies	Second Lien Term Loan (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor) plus 3.00% PIK, due 5/31/2023)(10)(11)(48)	27,500	27,500	27,500	0.8%
		Escrow Receivable(16)		—	1,602	—%
				27,500	29,102	0.8%
HarbourView CLO VII, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 17.35%, due 11/18/2026)(5)(6)(14)	19,025	14,454	13,005	0.4%
				14,454	13,005	0.4%
Harley Marine Services, Inc.	Washington / Marine	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 12/20/2019)(3)(8)(10)(11)	9,000	8,886	8,886	0.3%
				8,886	8,886	0.3%
Hollander Sleep Products, LLC	Florida / Textiles, Apparel & Luxury Goods	Senior Secured Term Loan (9.00% (LIBOR + 8.00% with 1.00% LIBOR floor), due 10/21/2020)(3)(10)(13)	21,860	21,860	21,098	0.6%
				21,860	21,098	0.6%
ICV-CAS Holdings, LLC	New York / Air Freight & Logistics	Escrow Receivable		—	6	—%
				—	6	—%
Inpatient Care Management Company, LLC	Florida / Health Care Providers & Services	Senior Secured Term Loan (11.50% (LIBOR + 10.50% with 1.00% LIBOR floor), due 6/8/2021(10)(13)	17,000	17,000	17,000	0.5%
				17,000	17,000	0.5%
Instant Web, LLC	Minnesota / Media	Senior Secured Term Loan A (5.50% (LIBOR + 4.50% with 1.00% LIBOR floor), due 3/28/2019)(10)(11)	122,943	122,943	122,943	3.6%
		Senior Secured Term Loan B (12.00% (LIBOR + 11.00% with 1.00% LIBOR floor), due 3/28/2019)(3)(10)(11)	158,100	158,100	158,100	4.6%
		Senior Secured Term Loan C-1 (12.75% (LIBOR + 11.75% with 1.00% LIBOR floor), due 3/28/2019)(10)(11)	27,000	27,000	27,000	0.8%
		Senior Secured Term Loan C-2 (13.50% (LIBOR + 12.50% with 1.00% LIBOR floor), due 3/28/2019)(10)(11)	25,000	25,000	25,000	0.7%
				333,043	333,043	9.7%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2016
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

InterDent, Inc.	California / Health Care Providers & Services	Senior Secured Term Loan A (6.25% (LIBOR + 5.50% with 0.75% LIBOR floor), due 8/3/2017)(10)(13)	$79,538	$79,538	$79,538	2.3%
		Senior Secured Term Loan B (11.25% (LIBOR + 10.50% with 0.75% LIBOR floor), due 8/3/2017)(3)(10)(13)	131,125	131,125	130,582	3.8%
				210,663	210,120	6.1%
JAC Holding Corporation	Michigan / Auto Components	Senior Secured Note (11.50%, due 10/1/2019)(8)	2,868	2,868	2,868	0.1%
				2,868	2,868	0.1%
Jefferson Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 9.75%, due 7/20/2027)(5)(6)(14)	19,500	16,915	13,072	0.4%
				16,915	13,072	0.4%
JHH Holdings, Inc.	Texas / Health Care Providers & Services	Second Lien Term Loan (11.25% (LIBOR + 10.00% with 1.25% LIBOR floor) plus 0.50% PIK, due 3/30/2019)(3)(10)(11)(48)	35,477	35,477	35,477	1.0%
				35,477	35,477	1.0%
LaserShip, Inc.	Virginia / Air Freight & Logistics	Senior Secured Term Loan A (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor) plus 2.00% PIK, due 3/18/2019)(3)(10)(13)(48)	34,570	34,570	32,113	0.9%
		Senior Secured Term Loan B (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor) plus 2.00% PIK, due 3/18/2019)(3)(10)(13)(48)	21,214	21,214	19,705	0.6%
				55,784	51,818	1.5%
LCM XIV Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 18.80%, due 7/15/2025)(5)(14)	30,500	22,890	23,376	0.7%
				22,890	23,376	0.7%
Madison Park Funding IX, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 21.15%, due 8/15/2022)(5)(14)	31,110	22,259	21,174	0.6%
				22,259	21,174	0.6%
Matrixx Initiatives, Inc.	New Jersey / Pharmaceuticals	Senior Secured Term Loan A (7.50% (LIBOR + 6.00% with 1.50% LIBOR floor), due 8/9/2018)(3)(10)(11)	30,177	30,177	30,177	0.9%
		Senior Secured Term Loan B (12.50% (LIBOR + 11.00% with 1.50% LIBOR floor), due 8/9/2018)(3)(10)(11)	40,562	40,562	40,562	1.2%
				70,739	70,739	2.1%
Maverick Healthcare Equity, LLC	Arizona / Health Care Providers & Services	Preferred Units (1,250,000 units)(16)		1,252	2,037	0.1%
		Class A Common Units (1,250,000 units)(16)		—	353	—%
				1,252	2,390	0.1%
Mineral Fusion Natural Brands LLC (37)	Colorado / Personal Products	Membership Interest (1.43%)(16)		—	266	—%
				—	266	—%
Mountain View CLO 2013-I Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.72%, due 4/12/2024)(5)(14)	43,650	33,156	30,928	0.9%
				33,156	30,928	0.9%
Mountain View CLO IX Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 16.23%, due 7/15/2027)(5)(6)(14)	47,830	43,088	40,218	1.2%
				43,088	40,218	1.2%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2016
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Nathan's Famous, Inc.	New York / Hotels, Restaurants & Leisure	Senior Secured Notes (10.00%, due 3/15/2020)(8)	$3,000	$3,000	$3,000	0.1%
				3,000	3,000	0.1%
NCP Finance Limited Partnership(38)	Ohio / Consumer Finance	Subordinated Secured Term Loan (11.00% (LIBOR + 9.75% with 1.25% LIBOR floor), due 9/30/2018)(3)(8)(10)(13)(14)	27,199	26,504	25,838	0.7%
				26,504	25,838	0.7%
Nixon, Inc.(39)	California / Textiles, Apparel & Luxury Goods	Senior Secured Term Loan (9.50% plus 3.00% PIK, due 4/16/2018)(3)(8)(48)	14,311	14,197	11,776	0.3%
				14,197	11,776	0.3%
Octagon Investment Partners XV, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 16.54%, due 1/19/2025)(5)(14)	32,921	26,213	24,027	0.7%
				26,213	24,027	0.7%
Octagon Investment Partners XVIII, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 20.29%, due 12/16/2024)(5)(6)(14)	28,200	20,046	19,701	0.6%
				20,046	19,701	0.6%
Onyx Payments(40)	Texas / IT Services	Revolving Line of Credit – $5,000 Commitment (9.00% (LIBOR + 8.00% with 1.00% LIBOR floor), due 9/10/2016)(10)(11)(15)	1,000	1,000	1,000	—%
		Senior Secured Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor), due 9/10/2019)(3)(10)(11)	48,352	48,352	48,352	1.4%
		Senior Secured Term Loan B (13.50% (LIBOR + 12.50% with 1.00% LIBOR floor), due 9/10/2019)(3)(10)(11)	59,389	59,389	59,389	1.8%
				108,741	108,741	3.2%
Pacific World Corporation	California / Personal Products	Revolving Line of Credit – $15,000 Commitment (8.00% (LIBOR + 7.00% with 1.00% LIBOR floor), due 9/26/2020)(10)(13)(15)	2,500	2,500	2,500	0.1%
		Senior Secured Term Loan A (6.00% (LIBOR + 5.00% with 1.00% LIBOR floor), due 9/26/2020)(10)(13)	97,994	97,994	93,624	2.7%
		Senior Secured Term Loan B (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor), due 9/26/2020)(3)(10)(13)	97,994	97,994	81,567	2.4%
				198,488	177,691	5.2%
Pelican Products, Inc.	California / Chemicals	Second Lien Term Loan (9.25% (LIBOR + 8.25% with 1.00% LIBOR floor), due 4/9/2021)(3)(8)(10)(13)	17,500	17,486	15,744	0.5%
				17,486	15,744	0.5%
PeopleConnect Intermediate, LLC (f/k/a Intelius, Inc.)	Washington / Internet Software & Services	Revolving Line of Credit – $1,500 Commitment (9.50% (LIBOR + 8.50% with 1.00% LIBOR floor), due 8/11/16)(10)(11)(15)	—	—	—	—%
		Senior Secured Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor), due 7/1/2020)(3)(10)(11)	20,379	20,379	19,907	0.6%
		Senior Secured Term Loan B (12.50% (LIBOR + 11.50% with 1.00% LIBOR floor), due 7/1/2020)(3)(10)(11)	20,938	20,938	20,215	0.6%
				41,317	40,122	1.2%
PGX Holdings, Inc.(41)	Utah / Diversified Consumer Services	Second Lien Term Loan (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor), due 9/29/2021)(3)(10)(13)	135,000	135,000	135,000	3.9%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2016
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

				135,000	135,000	3.9%
Photonis Technologies SAS	France / Electronic Equipment, Instruments & Components	First Lien Term Loan (8.50% (LIBOR + 7.50% with 1.00% LIBOR floor), due 9/18/2019)(8)(10)(13)(14)	$9,927	$9,756	$9,015	0.3%
				9,756	9,015	0.3%
Pinnacle (US) Acquisition Co. Limited	Texas / Software	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 8/3/2020)(8)(10)(11)	7,037	6,918	5,425	0.2%
				6,918	5,425	0.2%
PlayPower, Inc.	North Carolina / Leisure Products	Second Lien Term Loan (9.75% (LIBOR + 8.75% with 1.00% LIBOR floor), due 6/23/2022)(3)(8)(10)(11)	11,000	10,856	10,911	0.3%
				10,856	10,911	0.3%
Prime Security Services Borrower, LLC	Illinois / Commercial Services & Supplies	Second Lien Term Loan (9.75% (LIBOR + 8.75% with 1.00% LIBOR floor), due 7/1/2022)(8)(10)(13)	10,000	9,870	10,000	0.3%
				9,870	10,000	0.3%
PrimeSport, Inc.	Georgia / Hotels, Restaurants & Leisure	Senior Secured Term Loan A (7.00% (LIBOR + 6.00% with 1.00% LIBOR floor), due 2/11/2021)(3)(10)(11)	53,683	53,683	53,683	1.6%
		Senior Secured Term Loan B (12.00% (LIBOR + 11.00% with 1.00% LIBOR floor), due 2/11/2021)(3)(10)(11)	74,500	74,500	74,500	2.1%
				128,183	128,183	3.7%
Prince Mineral Holding Corp.	New York / Metals & Mining	Senior Secured Term Loan (11.50%, due 12/15/2019)(8)	10,000	9,934	8,701	0.3%
				9,934	8,701	0.3%
Rocket Software, Inc.	Massachusetts / Software	Second Lien Term Loan (10.25% (LIBOR + 8.75% with 1.50% LIBOR floor), due 2/8/2019)(3)(8)(10)(11)	20,000	19,854	20,000	0.6%
				19,854	20,000	0.6%
Royal Holdings, Inc.	Indiana / Chemicals	Second Lien Term Loan (8.50% (LIBOR + 7.50% with 1.00% LIBOR floor), due 6/19/2023)(8)(10)(13)	5,000	4,967	4,819	0.1%
				4,967	4,819	0.1%
SCS Merger Sub, Inc.	Texas / IT Services	Second Lien Term Loan (10.50% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/30/2023)(3)(8)(10)(13)	20,000	19,456	19,655	0.6%
				19,456	19,655	0.6%
Security Alarm Financing Enterprises, L.P.(42)	California / Electronic Equipment, Instruments & Components	Subordinated Unsecured Notes (11.50% (LIBOR + 9.50% with 2.00% LIBOR floor), due 12/19/2020)(10)(13)	25,000	25,000	22,700	0.7%
				25,000	22,700	0.7%
SESAC Holdco II LLC	Tennessee / Media	Second Lien Term Loan (9.00% (LIBOR + 8.00% with 1.00% LIBOR floor), due 4/22/2021)(3)(8)(10)(11)	10,000	9,878	9,878	0.3%
				9,878	9,878	0.3%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2016
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

SITEL Worldwide Corporation	Tennessee / Commercial Services & Supplies	Second Lien Term Loan (10.50% (LIBOR + 9.50% with 1.00% LIBOR floor), due 9/18/2022)(8)(10)(11)	16,000	15,715	15,715	0.5%
				15,715	15,715	0.5%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2016
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Small Business Whole Loan Portfolio(44)	New York / Online Lending	741 Individual Small Business Loans purchased from On Deck Capital, Inc.	$14,603	$14,603	$14,215	0.4%
				14,603	14,215	0.4%
Spartan Energy Services, Inc.	Louisiana / Energy Equipment & Services	Senior Secured Term Loan A (7.00% (LIBOR + 6.00% with 1.00% LIBOR floor), in non-accrual status effective 4/1/2016, due 12/28/2017)(10)(13)	13,156	12,923	11,368	0.3%
		Senior Secured Term Loan B (13.00% (LIBOR + 12.00% with 1.00% LIBOR floor), in non-accrual status effective 4/1/2016, due 12/28/2017)(10)(13)	14,123	13,669	984	0.1%
				26,592	12,352	0.4%
Stryker Energy, LLC	Ohio / Oil, Gas & Consumable Fuels	Overriding Royalty Interests(9)	—	—	—	—%
				—	—	—%
Sudbury Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 12.64%, due 1/17/2026)(5)(14)	28,200	20,865	17,395	0.5%
				20,865	17,395	0.5%
Symphony CLO XIV Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 13.12%, due 7/14/2026)(5)(6)(14)	49,250	39,602	35,703	1.0%
				39,602	35,703	1.0%
Symphony CLO XV, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 13.76%, due 10/17/2026)(5)(14)	50,250	44,141	39,523	1.2%
				44,141	39,523	1.2%
System One Holdings, LLC	Pennsylvania / Professional Services	Senior Secured Term Loan (11.25% (LIBOR + 10.50% with 0.75% LIBOR floor), due 11/17/2020)(3)(10)(13)	104,553	104,553	104,553	3.0%
				104,553	104,553	3.0%
TouchTunes Interactive Networks, Inc.	New York / Internet Software & Services	Second Lien Term Loan (9.25% (LIBOR + 8.25% with 1.00% LIBOR floor), due 5/29/2022)(8)(10)(13)	5,000	4,936	4,936	0.1%
				4,936	4,936	0.1%
Traeger Pellet Grills LLC	Oregon / Household Durables	Senior Secured Term Loan A (6.50% (LIBOR + 4.50% with 2.00% LIBOR floor), due 6/18/2018)(3)(10)(11)	34,519	34,519	34,519	1.0%
		Senior Secured Term Loan B (11.50% (LIBOR + 9.50% with 2.00% LIBOR floor), due 6/18/2018)(3)(10)(11)	36,506	36,506	36,506	1.1%
				71,025	71,025	2.1%
Transaction Network Services, Inc.	Virginia / Diversified Telecommunication Services	Second Lien Term Loan (9.00% (LIBOR + 8.00% with 1.00% LIBOR floor), due 8/14/2020)(8)(10)(11)	4,410	4,392	4,392	0.1%
				4,392	4,392	0.1%
Trinity Services Group, Inc.(45)	Florida / Commercial Services & Supplies	Senior Secured Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor), due 8/13/2019)(10)(11)	9,626	9,626	9,626	0.3%
		Senior Secured Term Loan B (11.50% (LIBOR + 10.50% with 1.00% LIBOR floor), due 8/13/2019)(3)(10)(11)	125,000	125,000	125,000	3.6%
				134,626	134,626	3.9%
United Sporting Companies, Inc.(47)	South Carolina / Distributors	Second Lien Term Loan (12.75% (LIBOR + 11.00% with 1.75% LIBOR floor), due 5/16/2018)(3)(10)(13)	140,847	140,847	136,668	4.0%
				140,847	136,668	4.0%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2016
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Universal Fiber Systems, LLC	Virginia / Textiles, Apparel & Luxury Goods	Second Lien Term Loan (10.50% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/02/2022)(3)(8)(10)(13)	37,000	36,340	36,340	1.1%
				36,340	36,340	1.1%
USG Intermediate, LLC	Texas / Leisure Products	Revolving Line of Credit – $2,500 Commitment (10.75% (LIBOR + 9.75% with 1.00% LIBOR floor), due 4/15/2017)(10)(13)(15)	$1,000	$1,000	$1,000	—%
		Senior Secured Term Loan A (8.25% (LIBOR + 7.25% with 1.00% LIBOR floor), due 4/15/2020)(3)(10)(13)	16,779	16,779	16,779	0.5%
		Senior Secured Term Loan B (13.25% (LIBOR + 12.25% with 1.00% LIBOR floor), due 4/15/2020)(3)(10)(13)	19,960	19,960	19,960	0.6%
		Equity(16)		1	—	—%
				37,740	37,739	1.1%
Venio LLC	Pennsylvania / Professional Services	Second Lien Term Loan (12.00% (LIBOR + 9.50% with 2.50% LIBOR floor) plus 2.00% default interest, in non-accrual status effective 12/31/15, due 2/19/2020)(10)(11)	17,000	17,000	12,876	0.4%
				17,000	12,876	0.4%
Voya CLO 2012-2, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 18.84%, due 10/15/2022)(5)(14)	38,070	28,112	28,982	0.8%
				28,112	28,982	0.8%
Voya CLO 2012-3, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 18.51%, due 10/15/2022)(5)(14)	46,632	34,597	34,319	1.0%
				34,597	34,319	1.0%
Voya CLO 2012-4, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 19.09%, due 10/15/2023)(5)(14)	40,613	30,772	30,756	0.9%
				30,772	30,756	0.9%
Voya CLO 2014-1, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 19.32%, due 4/18/2026)(5)(6)(14)	32,383	26,133	26,741	0.8%
				26,133	26,741	0.8%
Washington Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 9.52%, due 4/20/2026)(5)(6)(14)	22,600	18,406	15,056	0.4%
				18,406	15,056	0.4%
Water Pik, Inc.	Colorado / Personal Products	Second Lien Term Loan (9.75% (LIBOR + 8.75% with 1.00% LIBOR floor), due 1/8/2021)(8)(10)(11)	15,439	15,097	15,097	0.4%
				15,097	15,097	0.4%
Wheel Pros, LLC	Colorado / Auto Components	Senior Subordinated Secured Note (11.00% (LIBOR + 7.00% with 4.00% LIBOR floor), due 6/29/2020)(3)(10)(11)	12,000	12,000	12,000	0.4%
		Senior Subordinated Secured Note (11.00% (LIBOR + 7.00% with 4.00% LIBOR floor), due 6/29/2020)(3)(10)(11)	5,460	5,460	5,460	0.2%
				17,460	17,460	0.6%
Total Non-Control/Non-Affiliate Investments (Level 3)				$4,312,122	$4,133,939	120.3%

Total Portfolio Investments				$6,091,100	$5,897,708	171.6%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of June 30, 2017 and June 30, 2016

(1)
The terms “Prospect,” “we,” “us” and “our” mean Prospect Capital Corporation and its subsidiaries unless the context specifically requires otherwise. The securities in which Prospect has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). These securities may be resold only in transactions that are exempt from registration under the Securities Act.

(2)
Fair value is determined by or under the direction of our Board of Directors. As of June 30, 2017 and June 30, 2016, all of our investments were classified as Level 3. ASC 820 classifies such unobservable inputs used to measure fair value as Level 3 within the valuation hierarchy. See Notes 2 and 3 within the accompanying notes to consolidated financial statements for further discussion.

(3)
Security, or a portion thereof, is held by Prospect Capital Funding LLC (“PCF”), our wholly-owned subsidiary and a bankruptcy remote special purpose entity, and is pledged as collateral for the Revolving Credit Facility and such security is not available as collateral to our general creditors (see Note 4). The fair values of the investments held by PCF at June 30, 2017 and June 30, 2016 were $1,513,413 and $1,348,577, respectively, representing 25.9% and 22.9% of our total investments, respectively.

(4)	In addition to the stated returns, the net profits interest held will be realized upon sale of the borrower or a sale of the interests.

(5)
This investment is in the equity class of a collateralized loan obligation (“CLO”) security. The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current estimated yield, calculated using amortized cost, is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(6)	Co-investment with another fund managed by an affiliate of our investment adviser, Prospect Capital Management L.P. See Note 13 for further discussion.

(7)	On a fully diluted basis represents 10.00% of voting common shares.

(8)	Syndicated investment which was originated by a financial institution and broadly distributed.

(9)	The overriding royalty interests held receive payments at the stated rates based upon operations of the borrower.

(10)	Security, or a portion thereof, has a floating interest rate which may be subject to a LIBOR or PRIME floor. The interest rate was in effect at June 30, 2017 and June 30, 2016.

(11)
The interest rate on these investments is subject to the base rate of 3-Month LIBOR, which was 1.30% and 0.65% at June 30, 2017 and June 30, 2016, respectively. The current base rate for each investment may be different from the reference rate on June 30, 2017 and June 30, 2016.

(12)
The interest rate on these investments is subject to the base rate of 2-Month LIBOR, which was 1.25% at June 30, 2017. No investments were subject to the base rate of 2-Month LIBOR at June 30, 2016. The current base rate for each investment may be different from the reference rate on June 30, 2017 and June 30, 2016.

(13)
The interest rate on these investments is subject to the base rate of 1-Month LIBOR, which was 1.23% and 0.47% at June 30, 2017 and June 30, 2016, respectively. The current base rate for each investment may be different from the reference rate on June 30, 2017 and June 30, 2016.

(14)
Investment has been designated as an investment not “qualifying” under Section 55(a) of the Investment Company Act of 1940 (the “1940 Act”). Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of June 30, 2017 and June 30, 2016, our qualifying assets as a percentage of total assets, stood at 71.75% and 74.58%, respectively. We monitor the status of these assets on an ongoing basis.

(15)
Undrawn committed revolvers and delayed draw term loans to our portfolio companies incur commitment and unused fees ranging from 0.00% to 4.00%. As of June 30, 2017 and June 30, 2016, we had $22,925 and $40,560, respectively, of undrawn revolver and delayed draw term loan commitments to our portfolio companies.

(16)	Represents non-income producing security that has not paid a dividend in the year preceding the reporting date.

(17)
As of June 30, 2017, the effective yield has been estimated to be 0% as expected future cash flows are anticipated to not be sufficient to repay the investment at cost. If the expected investment proceeds increase, there is a potential for future investment

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of June 30, 2017 and June 30, 2016 (Continued)

income from the investment. Distributions, once received, will be recognized solely as return of capital with any remaining unamortized investment costs written off if the actual distributions are less than the amortized investment cost.

(18)
Arctic Oilfield Equipment USA, Inc., a consolidated entity in which we own 100% of the common equity, owns 70% of the equity units of Arctic Energy Services, LLC (“Arctic Energy”), the operating company. We report Arctic Energy as a separate controlled company. On September 30, 2015, we restructured our investment in Arctic Energy. Concurrent with the restructuring, we exchanged our $31,640 senior secured loan and our $20,230 subordinated loan for Class D and Class E Units in Arctic Energy. Our ownership of Arctic Energy includes a preferred interest in their holdings of all the Class D, Class E, Class C, and Class A Units (in order of priority returns). These unit classes are senior to management’s interests in the F and B Units.

(19)
CCPI Holdings Inc., a consolidated entity in which we own 100% of the common stock, owns 94.59% of CCPI Inc. (“CCPI”), the operating company, as of June 30, 2017 and June 30, 2016. We report CCPI as a separate controlled company.

(20)
CP Holdings of Delaware LLC, a consolidated entity in which we own 100% of the membership interests, owns 82.3% of CP Energy Services Inc. (“CP Energy”) as of June 30, 2017 and June 30, 2016. As of June 30, 2016, CP Energy owns directly or indirectly 100% of each of CP Well Testing, LLC; Wright Foster Disposals, LLC; Foster Testing Co., Inc.; ProHaul Transports, LLC; and Wright Trucking, Inc. We report CP Energy as a separate controlled company. Effective December 31, 2014, CP Energy underwent a corporate reorganization in order to consolidate certain of its wholly-owned subsidiaries. On October 30, 2015, we restructured our investment in CP Energy. Concurrent with the restructuring, we exchanged our $86,965 senior secured loan and $15,924 subordinated loan for Series B Convertible Preferred Stock in CP Energy.

(21)
Credit Central Holdings of Delaware, LLC, a consolidated entity in which we own 100% of the membership interests, owns 99.91% and 74.93% of Credit Central Loan Company, LLC (f/k/a Credit Central Holdings, LLC (“Credit Central”)) as of June 30, 2017 and June 30, 2016, respectively. Credit Central owns 100% of each of Credit Central, LLC; Credit Central South, LLC; Credit Central of Texas, LLC; and Credit Central of Tennessee, LLC, the operating companies. We report Credit Central as a separate controlled company. On September 28, 2016, we have made an additional $12,523 second lien debt and $2,098 equity investment in Credit Central, increasing its ownership to 99.91%.

(22)	Prospect owns 37.1% of the equity of Edmentum Ultimate Holdings, LLC as of June 30, 2017 and June 30, 2016.

(23)
First Tower Holdings of Delaware LLC, a consolidated entity in which we own 100% of the membership interests, owns 80.1% of First Tower Finance Company LLC (“First Tower Finance”), which owns 100% of First Tower, LLC, the operating company as of June 30, 2017 and June 30, 2016. We report First Tower Finance as a separate controlled company.

(24)
Energy Solutions Holdings Inc., a consolidated entity in which we own 100% of equity, owns 100% of Freedom Marine Solutions, LLC (“Freedom Marine”), which owns Vessel Company, LLC, Vessel Company II, LLC and Vessel Company III, LLC. We report Freedom Marine as a separate controlled company. On October 30, 2015, we restructured our investment in Freedom Marine. Concurrent with the restructuring, we exchanged our $32,500 senior secured loans for additional membership interest in Freedom Marine.

(25)
MITY Holdings of Delaware Inc. (“MITY Delaware”), a consolidated entity in which we own 100% of the common stock, owns 95.48% and 95.83% of the equity of MITY, Inc. (f/k/a MITY Enterprises, Inc.) (“MITY”), as of June 30, 2017 and June 30, 2016, respectively. MITY owns 100% of each of MITY-Lite, Inc. (“Mity-Lite”); Broda Enterprises USA, Inc.; and Broda Enterprises ULC (“Broda Canada”). We report MITY as a separate controlled company. MITY Delaware has a subordinated unsecured note issued and outstanding to Broda Canada that is denominated in Canadian Dollars (“CAD”). As of June 30, 2017 and June 30, 2016, the principal balance of this note was CAD 7,371. In accordance with ASC 830, Foreign Currency Matters (“ASC 830”), this note was remeasured into our functional currency, US Dollars (USD), and is presented on our Consolidated Schedule of Investments in USD. We formed a separate legal entity domiciled in the United States, MITY FSC, Inc., (“MITY FSC”) in which Prospect owns 96.88% of the equity, and MITY-Lite management owns the remaining portion.  MITY FSC does not have material operations.  This entity earns commission payments from MITY-Lite based on its sales to foreign customers, and distribute it to its shareholders based on pro-rata ownership.  During the three months ended December 31, 2016, we received $406 of such commission, which we recognized as other income. On January 17, 2017, we invested an additional $8,000 of Senior Secured Term Loan A and $8,000 of Senior Secured Term Loan B debt investments in MITY, to fund an acquisition.

(26)
NPH Property Holdings, LLC, a consolidated entity in which we own 100% of the membership interests, owns 100% of the common equity of National Property REIT Corp. (“NPRC”) (f/k/a National Property Holdings Corp.), a property REIT which holds investments in several real estate properties. Additionally, NPRC invests in online consumer loans through ACL Loan Holdings, Inc. (“ACLLH”) and American Consumer Lending Limited (“ACLL”), its wholly-owned subsidiaries. We report NPRC as a separate controlled company. See Note 3 for further discussion of the properties held by NPRC. On August 1, 2016, we made

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of June 30, 2017 and June 30, 2016 (Continued)

an investment into ACLL, under the ACLL credit agreement, for senior secured term loans, Term Loan C, with the same terms as the existing ACLLH Term Loan C due to us. On January 1, 2017, we restructured our investment in NPRC and exchanged $55,000 of Senior Secured Term Loan E for common stock.

(27)
Nationwide Acceptance Holdings LLC, a consolidated entity in which we own 100% of the membership interests, owns 94.48% and 93.79% of Nationwide Loan Company LLC (f/k/a Nationwide Acceptance LLC), the operating company, as of June 30, 2017 and June 30, 2016, respectively. We report Nationwide Loan Company LLC as a separate controlled company. On June 1, 2015, Nationwide Acceptance LLC completed a reorganization and was renamed Nationwide Loan Company LLC (“Nationwide”) and formed two new wholly-owned subsidiaries: Pelican Loan Company LLC (“Pelican”) and Nationwide Consumer Loans LLC. Nationwide assigned 100% of the equity interests in its other subsidiaries to Pelican which, in turn, assigned these interests to a new operating company wholly-owned by Pelican named Nationwide Acceptance LLC (“New Nationwide”). New Nationwide also assumed the existing senior subordinated term loan due to Prospect.

(28)
NMMB Holdings, a consolidated entity in which we own 100% of the equity, owns 96.33% of the fully diluted equity of NMMB, Inc. (“NMMB”) as of June 30, 2017 and June 30, 2016. NMMB owns 100% of Refuel Agency, Inc., which owns 100% of Armed Forces Communications, Inc. We report NMMB as a separate controlled company.

(29)
On June 3, 2017, Gulf Coast Machine & Supply Company (“Gulf Coast”) sold all of its assets to a third party, for total consideration of $10,250, including escrowed amounts. The proceeds from the sale were primarily used to repay a $6,115 third party revolving credit facility, and the remainder was used to pay other legal and administrative costs incurred by Gulf Coast. As no proceeds were allocated to Prospect our debt and equity investment in Gulfco was written-off and we recorded a realized loss of $66,103. Gulf Coast holds $2,050 in escrow related to the sale, which will be distributed to Prospect once released to Gulf Coast, and will be recognized as a realized gain if and when it is received. On June 28, 2017, Gulf Coast was renamed to SB Forging Company II, Inc.

(30)	Prospect owns 99.96% of the equity of USES Corp. as of June 30, 2017 and June 30, 2016.

(31)
Valley Electric Holdings I, Inc., a consolidated entity in which we own 100% of the common stock, owns 100% of Valley Electric Holdings II, Inc. (“Valley Holdings II”), another consolidated entity. Valley Holdings II owns 94.99% of Valley Electric Company, Inc. (“Valley Electric”). Valley Electric owns 100% of the equity of VE Company, Inc., which owns 100% of the equity of Valley Electric Co. of Mt. Vernon, Inc. We report Valley Electric as a separate controlled company.

(32)
On March 14, 2017, assets previously held by Ark-La-Tex Wireline Services, LLC (“Ark-La-Tex”) were assigned to Wolf Energy Services Company, LLC, a new wholly-owned subsidiary of Wolf Energy Holdings, in exchange for a full reduction of Ark-La-Tex’s Senior Secured Term Loan A and a partial reduction of the Senior Secured Term Loan B cost basis, in total equal to $22,145. The cost basis of the transferred assets is equal to the appraised fair value of assets at the time of transfer. During the three months ended June 30, 2017, Ark-La-Tex Term Loan B was written-off and a loss of $19,818 was realized. On June 30, 2017, the 18.00% Senior Secured Promissory Note, due April 15, 2018, in Wolf Energy, LLC was contributed to equity of Wolf Energy LLC. There was no impact from the transaction due to the note being on non-accrual status and having zero cost basis.

(33)	Prospect owns 12.63% of the equity in Targus Cayman HoldCo Limited, the parent company of Targus International LLC as of June 30, 2017 and June 30, 2016.

(34)
We own 99.9999% of AGC/PEP, LLC. AGC/PEP, LLC owns 2,038 out of a total of 93,485 shares (including 7,456 vested and unvested management options) of American Gilsonite Holding Company which owns 100% of American Gilsonite Company. On October 24, 2016, American Gilsonite Company filed for a joint prepackaged plan of reorganization under Chapter 11 of the bankruptcy code. As of June 30, 2017, AGC/PEP, LLC has emerged from bankruptcy and Prospect received a total of 131 shares, representing a total ownership stake of 0.05%.

(35)	Centerfield Media Holding Company and Oology Direct Holdings, Inc. are joint borrowers and guarantors on the senior secured loan facilities.

(36)
Keystone Acquisition Corp. is the parent borrower on the second lien term loan. Other joint borrowers on this debt investment include Keystone Peer Review Organization, Inc., KEPRO Acquisitions, Inc., APS Healthcare Bethesda, Inc., Ohio KEPRO, Inc. and APS Healthcare Quality Review, Inc.

(37)	As of June 30, 2016, we owned 1.43% (13,220 shares) of the common and preferred interest of Mineral Fusion Natural Brands LLC, a subsidiary of Caleel + Hayden, LLC.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of June 30, 2017 and June 30, 2016 (Continued)

(38)	NCP Finance Limited Partnership, NCP Finance Ohio, LLC, and certain affiliates thereof are joint borrowers on the subordinated secured term loan.

(39)	As of June 30, 2017, Prospect owns 8.57% of the equity in Nixon Holdco, LLC, the parent company of Nixon, Inc.

(40)
Pegasus Business Intelligence, LP, Paycom Acquisition, LLC, and Paycom Acquisition Corp. are joint borrowers on the senior secured loan facilities. Paycom Intermediate Holdings, Inc. is the parent guarantor of this debt investment. These entities transact business internationally under the trade name Onyx Payments.

(41)	As of June 30, 2017 and June 30, 2016, PGX Holdings, Inc. is the sole borrower on the second lien term loan.

(42)	Security Alarm Financing Enterprises, L.P. and California Security Alarms, Inc. are joint borrowers on the senior subordinated note.

(43)
SB Forging Company, Inc., a consolidated entity in which we own 100% of the equity, owned 100% of Ajax Rolled Ring & Machine, LLC, the operating company, which was sold on October 10, 2014. As part of the sale there was $3,000 being held in escrow, of which $802 and $1,750 was received on May 6, 2015 and May 31, 2016, respectively, for which Prospect realized a gain of the same amount. During the quarter ended September 30, 2016, we determined that the remaining balance of the escrow will not be collected. On June 30, 2017, we received $169 of escrow proceeds related to SB Forging, realizing a gain of the same amount.

(44)	Our wholly-owned subsidiary Prospect Small Business Lending, LLC purchases small business whole loans from small business loan originators, including On Deck Capital, Inc.

(45)	Trinity Services Group, Inc. and Trinity Services I, LLC are joint borrowers on the senior secured loan facility.

(46)	Turning Point Brands, Inc. and North Atlantic Trading Company, Inc. are joint borrowers and guarantors on the secured loan facility.

(47)
Ellett Brothers, LLC, Evans Sports, Inc., Jerry’s Sports, Inc., Simmons Gun Specialties, Inc., Bonitz Brothers, Inc., and Outdoor Sports Headquarters, Inc. are joint borrowers on the second lien term loan. United Sporting Companies, Inc. is a parent guarantor of this debt investment.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of June 30, 2017 and June 30, 2016 (Continued)

(48)
The interest rate on these investments, excluding those on non-accrual, contains a paid in kind (“PIK”) provision, whereby the issuer has either the option or the obligation to make interest payments with the issuance of additional securities. The interest rate in the schedule represents the current interest rate in effect for these investments.

The following table provides additional details on these PIK investments, including the maximum annual PIK interest rate allowed under the existing credit agreements, as of and for three months ended June 30, 2017:

Security Name	PIK Rate - Capitalized	PIK Rate - Paid as cash	Maximum Current PIK Rate
CCPI Inc.	—%	7.00%	7.00%
Cinedigm DC Holdings, LLC	—%	2.50%	2.50%
Credit Central Loan Company	—%	10.00%	10.00%
Echelon Aviation LLC	N/A	N/A	2.25%	(A)
Echelon Aviation LLC	N/A	N/A	1.00%	(B)
Edmentum Ultimate Holdings, LLC - Unsecured Senior PIK Note	8.50%	—%	8.50%
First Tower Finance Company LLC	3.92%	3.08%	7.00%
MITY, Inc.	—%	10.00%	10.00%
National Property REIT Corp. - Senior Secured Term Loan A	—%	5.50%	5.50%
National Property REIT Corp. - Senior Secured Term Loan E	—%	5.00%	5.00%
National Property REIT Corp. - Senior Secured Term Loan C to ACL Loan Holdings, Inc.	—%	5.00%	5.00%
National Property REIT Corp. - Senior Secured Term Loan C to American Consumer Lending Limited	—%	5.00%	5.00%
Nationwide Loan Company LLC	—%	10.00%	10.00%
Targus International, LLC - Senior Secured Term Loan A	15.00%	—%	15.00%
Targus International, LLC - Senior Secured Term Loan B	15.00%	—%	15.00%
Valley Electric Co. of Mt. Vernon, Inc.	—%	2.50%	2.50%
Valley Electric Company, Inc.	8.50%	—%	8.50%
(A) Next PIK payment/capitalization date was July 31, 2017. The company paid 2.25% PIK in cash.
(B) Next PIK payment/capitalization date was July 31, 2017. The company paid 1.00% PIK in cash.
The following table provides additional details on these PIK investments, including the maximum annual PIK interest rate allowed under the existing credit agreements, as of and for three months ended June 30, 2016:

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of June 30, 2017 and June 30, 2016 (Continued)

Security Name	PIK Rate - Capitalized	PIK Rate - Paid as cash	Maximum Current PIK Rate
CCPI Inc.	—%	7.00%	7.00%
Cinedigm DC Holdings, LLC	—%	2.50%	2.50%
Credit Central Loan Company	6.49%	3.51%	10.00%
Crosman Corporation - Senior Secured Term Loan A	4.00%	—%	4.00%
Crosman Corporation - Senior Secured Term Loan B	4.00%	—%	4.00%
Echelon Aviation LLC	—%	2.25%	2.25%
Edmentum Ultimate Holdings, LLC - Unsecured Senior PIK Note	8.50%	—%	8.50%
Edmentum Ultimate Holdings, LLC - Unsecured Junior PIK Note	10.00%	—%	10.00%
First Tower Finance Company LLC	0.80%	11.20%	12.00%
Harbortouch Payments, LLC	N/A	N/A	3.00%	(C)
JHH Holdings, Inc.	0.50%	—%	0.50%
LaserShip , Inc. - Term Loan A	2.00%	—%	2.00%
LaserShip , Inc. - Term Loan B	2.00%	—%	2.00%
MITY, Inc.	—%	10.00%	10.00%
National Property REIT Corp. - Senior Secured Term Loan A	—%	5.50%	5.50%
National Property REIT Corp. - Senior Secured Term Loan E	—%	5.00%	5.00%
National Property REIT Corp. - Senior Secured Term Loan C to ACL Loan Holdings, Inc.	—%	5.00%	5.00%
Nationwide Loan Company LLC	—%	10.00%	10.00%
Nixon, Inc.	3.00%	—%	3.00%
Valley Electric Co. of Mt. Vernon, Inc.	—%	2.50%	2.50%
Valley Electric Company, Inc.	3.42%	5.08%	8.50%
(C) PIK is capitalized quarterly. The issuer capitalized 3.00% PIK interest on the next payment/capitalization date, which was August 31, 2016.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of June 30, 2017 and June 30, 2016 (Continued)

(49)
As defined in the 1940 Act, we are deemed to “Control” these portfolio companies because we own more than 25% of the portfolio company’s outstanding voting securities. Transactions during the year ended June 30, 2017 with these controlled investments were as follows:

Portfolio Company	Fair Value at June 30, 2016	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net unrealized gains (losses)	Fair Value at June 30, 2017	Interest income	Dividend income	Other income	Net realized gains (losses)
Arctic Energy Services, LLC	38,340	—	—	(20,970)	17,370	—	—	—	—
CCPI Inc.	41,356	—	(327)	2,023	43,052	2,992	123	153	—
CP Energy Services Inc.	76,002	—	—	(3,786)	72,216	—	—	—	—
Credit Central Loan Company, LLC	52,254	10,826	(403)	1,758	64,435	10,873	—	—	—
Echelon Aviation LLC	60,821	18,875	(6,800)	(1,578)	71,318	5,734	200	1,121	—
Edmentum Ultimate Holdings, LLC	44,346	9,892	(6,424)	(919)	46,895	1,726	—	—	—
First Tower Finance Company LLC	352,666	15,577	(2,220)	(435)	365,588	51,116	—	—	—
Freedom Marine Solutions, LLC	26,618	1,801	—	(4,425)	23,994	—	—	—	—
MITY, Inc.	54,049	16,000	—	6,463	76,512	6,848	468	886	16
National Property REIT Corp.	843,933	237,851	(174,931)	80,451	987,304	84,777	—	9,186	—
Nationwide Loan Company LLC	35,813	2,104	—	(972)	36,945	3,406	4,310	—	—
NMMB, Inc.	10,007	—	(100)	10,918	20,825	1,518	—	—	—
R-V Industries, Inc.	36,877	—	96	(4,295)	32,678	2,877	149	124	172
SB Forging Company II, Inc. (f/k/a Gulf Coast Machine & Supply Company)	7,312	8,750	(69,125)	55,003	1,940	—	—	—	(66,103)
USES Corp.	40,286	2,599	(154)	(30,214)	12,517	—	—	—	—
Valley Electric Company, Inc.	31,091	1,821	—	(403)	32,509	5,629	—	—	—
Wolf Energy, LLC	678	22,145	(15,344)	(1,802)	5,677	—	—	—	—
Total	$1,752,449	$348,241	$(275,732)	$86,817	$1,911,775	$177,496	$5,250	$11,470	$(65,915)
* Gross additions include increases in the cost basis of the investments resulting from new portfolio investments, OID accretion and PIK interest.
** Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investments repayments or sales and impairments.

(50)
As defined in the 1940 Act, we are deemed to be an “Affiliated company” of these portfolio companies because we own more than 5% of the portfolio company’s outstanding voting securities. Transactions during the year ended June 30, 2017 with these affiliated investments were as follows:

Portfolio Company	Fair Value at June 30, 2016	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net unrealized gains (losses)	Fair Value at June 30, 2017	Interest income	Dividend income	Other income	Net realized gains (losses)
BNN Holdings Corp.	2,842	—	(2,227)	(615)	—	—	—	—	137
Nixon, Inc.***	—	1,552	—	(1,552)	—	—	—	—	—
Targus International LLC	8,478	231	—	2,720	11,429	297	—	—	—
Total	$11,320	$1,783	$(2,227)	$553	$11,429	$297	$—	$—	$137
* Gross additions include increases in the cost basis of the investments resulting from new portfolio investments and PIK interest.
** Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investments repayments or sales and impairments.

***Investment was transfered at fair market value at the beginning of the three month ended June 30, 2017 period.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of June 30, 2017 and June 30, 2016 (Continued)

(51)
As defined in the 1940 Act, we are deemed to “Control” these portfolio companies because we own more than 25% of the portfolio company’s outstanding voting securities. Transactions during the year ended June 30, 2016 with these controlled investments were as follows:

Portfolio Company	Fair Value at June 30, 2015	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net unrealized gains (losses)	Fair Value at June 30, 2016	Interest income	Dividend income	Other income	Net realized gains (losses)
American Property REIT Corp.***	$118,256	$2,826	$(103,017)	$(18,065)	$—	$7,306	$11,016	$899	$—
Arctic Energy Services, LLC	60,364	—	—	(22,024)	38,340	1,123	—	—	—
CCPI Inc.	41,352	475	(6,368)	5,897	41,356	3,123	3,196	—	—
CP Energy Services Inc.	91,009	(2,819)	—	(12,188)	76,002	(390)	—	—	—
Credit Central Loan Company, LLC	55,172	921	(323)	(3,516)	52,254	7,398	—	2,067	—
Echelon Aviation LLC	68,941	—	(2,954)	(5,166)	60,821	5,700	7,250	—	—
Edmentum Ultimate Holdings, LLC	37,216	9,358	(4,896)	2,668	44,346	3,650	—	—	—
First Tower Finance Company LLC	365,950	8,866	(679)	(21,471)	352,666	56,698	—	—	—
Freedom Marine Solutions, LLC	27,090	1,000	—	(1,472)	26,618	1,112	—	—	—
Harbortouch Payments, LLC	376,936	9,503	(314,962)	(71,477)	—	33,419	—	12,909	(5,419)
MITY, Inc.	50,795	139	—	3,115	54,049	5,762	711	—	13
National Property REIT Corp.****	471,889	256,737	20,979	94,328	843,933	62,690	—	5,375	—
Nationwide Loan Company LLC	34,550	3,583	(300)	(2,020)	35,813	3,212	3,963	—	—
NMMB, Inc.	12,052	—	—	(2,045)	10,007	1,525	—	—	—
R-V Industries, Inc.	40,508	—	(614)	(3,017)	36,877	2,908	299	—	—
SB Forging Company, Inc.	—	—	—	—	—	—	—	—	—
SB Forging Company II, Inc. (f/k/a Gulf Coast Machine & Supply Company)	6,918	9,500	(1,075)	(8,031)	7,312	—	—	—	—
United Property REIT Corp.***	84,685	7,531	(83,159)	(9,057)	—	6,778	—	1,278	—
USES Corp.	—	55,297	(150)	(14,861)	40,286	—	—	—	—
Valley Electric Company, Inc.	30,497	1,599	—	(1,005)	31,091	5,363	—	—	—
Wolf Energy, LLC	22	—	—	656	678	—	—	—	—
Total	$1,974,202	$364,516	$(497,518)	$(88,751)	$1,752,449	$207,377	$26,435	$22,528	$(5,406)
* Gross additions include increases in the cost basis of the investments resulting from new portfolio investments and PIK interest.
** Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investments repayments or sales and impairments.
***Effective May 23, 2016, American Property REIT Corp. (“APRC”) and United Property REIT Corp. (“UPRC”) merged with and into NPRC, to consolidate all of our real estate holdings, with NPRC as the surviving entity. No gain or loss was recognized upon the merger.
****NPRC’s gross reductions include the amortized amounts of $73,314 and $75,592 transferred in from APRC and UPRC, respectively, in conjunction with the merger described above.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of June 30, 2017 and June 30, 2016 (Continued)

(52)
As defined in the 1940 Act, we are deemed to be an “Affiliated company” of these portfolio companies because we own more than 5% of the portfolio company’s outstanding voting securities. Transactions during the year ended June 30, 2016 with these affiliated investments were as follows:

Portfolio Company	Fair Value at June 30, 2015	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net unrealized gains (losses)	Fair Value at June 30, 2016	Interest income	Dividend income	Other income	Net realized gains (losses)
BNN Holdings Corp.	$45,945	$—	$(42,922)	$(181)	$2,842	$896	$—	$—	$—
Targus International LLC	—	22,724	(14,194)	(52)	8,478	—	—	—	(14,194)
Total	$45,945	$22,724	$(57,116)	$(233)	$11,320	$896	$—	$—	$(14,194)
* Gross additions include increases in the cost basis of the investments resulting from new portfolio investments and PIK interest.
** Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investments repayments or sales and impairments.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 1. Organization
In this report, the terms “Prospect,” “we,” “us” and “our” mean Prospect Capital Corporation and its subsidiaries unless the context specifically requires otherwise.

Prospect is a financial services company that primarily lends to and invests in middle market privately-held companies. We are a closed-end investment company incorporated in Maryland. We have elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). As a BDC, we have elected to be treated as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). We were organized on April 13, 2004 and were funded in an initial public offering completed on July 27, 2004.

On May 15, 2007, we formed a wholly-owned subsidiary Prospect Capital Funding LLC (“PCF”), a Delaware limited liability company and a bankruptcy remote special purpose entity, which holds certain of our portfolio loan investments that are used as collateral for the revolving credit facility at PCF. Our wholly-owned subsidiary Prospect Small Business Lending, LLC (“PSBL”) was formed on January 27, 2014 and purchases small business whole loans on a recurring basis from online small business loan originators, including On Deck Capital, Inc. (“OnDeck”). On September 30, 2014, we formed a wholly-owned subsidiary Prospect Yield Corporation, LLC (“PYC”) and effective October 23, 2014, PYC holds our investments in collateralized loan obligations (“CLOs”). Each of these subsidiaries have been consolidated since operations commenced.
We consolidate certain of our wholly-owned and substantially wholly-owned holding companies formed by us in order to facilitate our investment strategy. The following companies are included in our consolidated financial statements: AMU Holdings Inc.; APH Property Holdings, LLC (“APH”); Arctic Oilfield Equipment USA, Inc.; CCPI Holdings Inc.; CP Holdings of Delaware LLC; Credit Central Holdings of Delaware, LLC; Energy Solutions Holdings Inc.; First Tower Holdings of Delaware LLC; Harbortouch Holdings of Delaware Inc.; MITY Holdings of Delaware Inc.; Nationwide Acceptance Holdings LLC; NMMB Holdings, Inc.; NPH Property Holdings, LLC (“NPH”); STI Holding, Inc.; UPH Property Holdings, LLC (“UPH”); Valley Electric Holdings I, Inc.; Valley Electric Holdings II, Inc.; and Wolf Energy Holdings Inc. (“Wolf Energy Holdings”). On October 10, 2014, concurrent with the sale of the operating company, our ownership increased to 100% of the outstanding equity of ARRM Services, Inc. (“ARRM”) which was renamed SB Forging Company, Inc. (“SB Forging”). As such, we began consolidating SB Forging on October 11, 2014. Effective May 23, 2016, in connection with the merger of American Property REIT Corp. (“APRC”) and United Property REIT Corp. (“UPRC”) with and into National Property REIT Corp. (“NPRC”), APH and UPH merged with and into NPH, and were dissolved. We collectively refer to these entities as the “Consolidated Holding Companies.”
We are externally managed by our investment adviser, Prospect Capital Management L.P. (“Prospect Capital Management” or the “Investment Adviser”). Prospect Administration LLC (“Prospect Administration” or the “Administrator”), a wholly-owned subsidiary of the Investment Adviser, provides administrative services and facilities necessary for us to operate.
Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We invest primarily in senior and subordinated debt and equity of private companies in need of capital for acquisitions, divestitures, growth, development, recapitalizations and other purposes. We work with the management teams or financial sponsors to identify investments with historical cash flows, asset collateral or contracted pro-forma cash flows for investment.
Note 2. Significant Accounting Policies
Basis of Presentation and Consolidation
The accompanying consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) pursuant to the requirements for reporting on Form 10-K, ASC 946, Financial Services—Investment Companies (“ASC 946”), and Articles 3, 6 and 12 of Regulation S-X. Under the 1940 Act, ASC 946, and the regulations pursuant to Article 6 of Regulation S-X, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services to benefit us. Our consolidated financial statements include the accounts of Prospect, PCF, PSBL, PYC, and the Consolidated Holding Companies. All intercompany balances and transactions have been eliminated in consolidation. The financial results of our non-substantially wholly-owned holding companies and operating portfolio company investments are not consolidated in the financial statements. Any operating companies owned by the Consolidated Holding Companies are not consolidated.

Reclassifications

Certain reclassifications have been made in the presentation of prior consolidated financial statements and accompanying notes to conform to the presentation as of and for the year ended June 30, 2017.

Use of Estimates
The preparation of the consolidated financial statements in accordance with GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, creditworthiness of the issuers of our investment portfolio and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.
Investment Classification
We are a non-diversified company within the meaning of the 1940 Act. As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of more than 25% of the voting securities of an investee company. Under the 1940 Act, “Affiliate Investments” are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments.
As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). As of June 30, 2017 and June 30, 2016, our qualifying assets as a percentage of total assets, stood at 71.75% and 74.58%, respectively.
Investment Transactions
Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. In accordance with ASC 325-40, Beneficial Interest in Securitized Financial Assets, investments in CLOs are periodically assessed for other-than-temporary impairment (“OTTI”). When the Company determines that a CLO has OTTI, the amortized cost basis of the CLO is written down to its fair value as of the date of the determination based on events and information evaluated and that write-down is recognized as a realized loss. Amounts for investments traded but not yet settled are reported in Due to Broker or Due from Broker, in the Consolidated Statements of Assets and Liabilities.
Foreign Currency
Foreign currency amounts are translated into US Dollars (USD) on the following basis:

i.	fair value of investment securities, other assets and liabilities—at the spot exchange rate on the last business day of the period; and

ii.	purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such investment transactions, income or expenses.
We do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held or disposed of during the period. Such fluctuations are included within the net realized and net change in unrealized gains or losses from investments in the Consolidated Statements of Operations.
Investment Risks
Our investments are subject to a variety of risks. Those risks include the following:
Market Risk
Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.

Credit Risk
Credit risk represents the risk that we would incur if the counterparties failed to perform pursuant to the terms of their agreements with us.
Liquidity Risk
Liquidity risk represents the possibility that we may not be able to rapidly adjust the size of our investment positions in times of high volatility and financial stress at a reasonable price.
Interest Rate Risk
Interest rate risk represents a change in interest rates, which could result in an adverse change in the fair value of an interest-bearing financial instrument.
Prepayment Risk
Many of our debt investments allow for prepayment of principal without penalty. Downward changes in interest rates may cause prepayments to occur at a faster than expected rate, thereby effectively shortening the maturity of the security and making us less likely to fully earn all of the expected income of that security and reinvesting in a lower yielding instrument.
Structured Credit Related Risk

CLO investments may be riskier and less transparent to us than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.
Online Small-and-Medium-Sized Business Lending Risk
With respect to our online small-and-medium-sized business (“SME”) lending initiative, we invest primarily in marketplace loans through marketplace lending facilitators.  We do not conduct loan origination activities ourselves. Therefore, our ability to purchase SME loans, and our ability to grow our portfolio of SME loans, is directly influenced by the business performance and competitiveness of the marketplace loan origination business of the marketplace lending facilitators from which we purchase SME loans. In addition, our ability to analyze the risk-return profile of SME loans is significantly dependent on the marketplace facilitators’ ability to effectively evaluate a borrower's credit profile and likelihood of default. If we are unable to effectively evaluate borrowers' credit profiles or the credit decisioning and scoring models implemented by each facilitator, we may incur unanticipated losses which could adversely impact our operating results.
Foreign Currency
Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.
Investment Valuation
To value our investments, we follow the guidance of ASC 820, Fair Value Measurement (“ASC 820”), that defines fair value, establishes a framework for measuring fair value in conformity with accounting principles generally accepted in the United States of America (“GAAP”), and requires disclosures about fair value measurements. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.
ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:
Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.
Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.
Level 3: Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.
Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.
Investments for which market quotations are readily available are valued at such market quotations.
For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below.

1.	Each portfolio company or investment is reviewed by our investment professionals with independent valuation firms engaged by our Board of Directors.

2.	The independent valuation firms prepare independent valuations for each investment based on their own independent assessments and issue their report.

3.
The Audit Committee of our Board of Directors reviews and discusses with the independent valuation firms the valuation reports, and then makes a recommendation to the Board of Directors of the value for each investment.

4.
The Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the respective independent valuation firm and the Audit Committee.

Our non-CLO investments are valued utilizing a yield technique, enterprise value (“EV”) technique, net asset value technique, liquidation technique, discounted cash flow technique, or a combination of techniques, as appropriate. The yield technique uses loan spreads for loans and other relevant information implied by market data involving identical or comparable assets or liabilities. Under the EV technique, the EV of a portfolio company is first determined and allocated over the portfolio company’s securities in order of their preference relative to one another (i.e., “waterfall” allocation). To determine the EV, we typically use a market (multiples) valuation approach that considers relevant and applicable market trading data of guideline public companies, transaction metrics from precedent merger and acquisitions transactions, and/or a discounted cash flow technique. The net asset value technique, an income approach, is used to derive a value of an underlying investment (such as real estate property) by dividing a relevant earnings stream by an appropriate capitalization rate. For this purpose, we consider capitalization rates for similar properties as may be obtained from guideline public companies and/or relevant transactions. The liquidation technique is intended to approximate the net recovery value of an investment based on, among other things, assumptions regarding liquidation proceeds based on a hypothetical liquidation of a portfolio company’s assets. The discounted cash flow technique converts future cash flows or earnings to a range of fair values from which a single estimate may be derived utilizing an appropriate discount rate. The fair value measurement is based on the net present value indicated by current market expectations about those future amounts.
In applying these methodologies, additional factors that we consider in valuing our investments may include, as we deem relevant: security covenants, call protection provisions, and information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; the principal markets in which the portfolio company does business; publicly available financial ratios of peer companies; the principal market; and enterprise values, among other factors.
Our investments in CLOs are classified as Level 3 fair value measured securities under ASC 820 and are valued primarily using a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows from the underlying assets and liabilities.  These cash flows, after payments to debt tranches senior to our equity positions, are discounted using appropriate market discount rates, and relevant data in the CLO market as well as certain benchmark credit indices are considered, to determine the value of each CLO investment.  In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the multi-path cash flows.  We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold, as those portfolios are managed by non-affiliated third party CLO collateral managers. The main risk factors are default risk, prepayment risk, interest rate risk, downgrade risk, and credit spread risk.

Valuation of Other Financial Assets and Financial Liabilities
ASC 825, Financial Instruments, specifically ASC 825-10-25, permits an entity to choose, at specified election dates, to measure eligible items at fair value (the “Fair Value Option”). We have not elected the Fair Value Option to report selected financial assets and financial liabilities. See Note 8 for the disclosure of the fair value of our outstanding debt and the market observable inputs used in determining fair value.
Convertible Notes
We have recorded the Convertible Notes at their contractual amounts. We have determined that the embedded conversion options in the Convertible Unsecured Notes are not required to be separately accounted for as a derivative under ASC 815, Derivatives and Hedging. See Note 5 for further discussion.
Revenue Recognition
Realized gains or losses on the sale of investments are calculated using the specific identification method.
Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Loan origination fees, original issue discount, and market discounts are capitalized and accreted into interest income over the respective terms of the applicable loans using the effective interest method or straight-line, as applicable, and adjusted only for material amendments or prepayments. Upon a prepayment of a loan, prepayment premiums, original issue discount, or market discounts are recorded as interest income. Other income generally includes amendment fees, commitment fees, administrative agent fees and structuring fees which are recorded when earned.
Loans are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Unpaid accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis depending upon management’s judgment of the collectibility of the loan receivable. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management’s judgment, is likely to remain current. As of June 30, 2017, approximately 2.5% of our total assets at fair value are in non-accrual status.
Interest income from investments in the “equity” class of security of CLO funds (typically preferred shares, income notes or subordinated notes) and “equity” class of security of securitized trust is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC 325-40, Beneficial Interests in Securitized Financial Assets. We monitor the expected cash inflows from our CLO and securitized trust equity investments, including the expected residual payments, and the effective yield is determined and updated periodically.
Dividend income is recorded on the ex-dividend date.
Structuring fees and similar fees are recognized as income is earned, usually when paid. Structuring fees, excess deal deposits, net profits interests and overriding royalty interests are included in other income. See Note 10 for further discussion.
Federal and State Income Taxes
We have elected to be treated as a RIC and intend to continue to comply with the requirements of the Code applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.
If we do not distribute (or are not deemed to have distributed) at least 98% of our annual ordinary income and 98.2% of our capital gains in the calendar year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual ordinary income and 98.2% of our capital gains exceed the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income. As of June 30, 2017, we do not expect to have any excise tax due for the 2017 calendar year. Thus, we have not accrued any excise tax for this period.
If we fail to satisfy the annual distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate income tax rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our shareholders our accumulated earnings and profits attributable to non-RIC years. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.

We follow ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the consolidated financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. As of June 30, 2017 and 2016, we did not record any unrecognized tax benefits or liabilities. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although we file both federal and state income tax returns, our major tax jurisdiction is federal. Our federal tax returns for the tax years ended August 31, 2014 and thereafter remain subject to examination by the Internal Revenue Service.
Dividends and Distributions
Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a monthly dividend or distribution is approved by our Board of Directors quarterly and is generally based upon our management’s estimate of our future taxable earnings. Net realized capital gains, if any, are distributed at least annually.
Financing Costs
We record origination expenses related to our Revolving Credit Facility, and Convertible Notes, Public Notes and Prospect Capital InterNotes® (collectively, our “Unsecured Notes”) as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method over the stated life of the obligation for our Revolving Credit Facility. The same methodology is used to approximate the effective yield method for our Prospect Capital InterNotes® and our at-the-market offering of our existing unsecured notes that mature on June 15, 2024 (“2024 Notes Follow-on Program”). The effective interest method is used for our remaining Unsecured Notes over the respective expected life or maturity. In the event that we modify or extinguish our debt before maturity, we follow the guidance in ASC 470-50, Modification and Extinguishments (“ASC 470-50”). For modifications to or exchanges of our Revolving Credit Facility, any unamortized deferred costs relating to lenders who are not part of the new lending group are expensed. For extinguishments of our Unsecured Notes, any unamortized deferred costs are deducted from the carrying amount of the debt in determining the gain or loss from the extinguishment.
For the year ended June 30, 2017, we have changed our method of presentation relating to debt issuance costs in accordance with ASU 2015-03, Interest - Imputation of Interest (Subtopic 835-30). Prior to July 1, 2016, our policy was to present debt issuance costs in Deferred financing costs as an asset on the Consolidated Statements of Assets and Liabilities, net of accumulated amortization. Beginning with the period ended September 30, 2016, we have presented these costs, except those incurred by the Revolving Credit Facility, as a direct deduction to our Unsecured Notes. Unamortized deferred financing costs of $40,526, $44,140, $57,010, and $37,607 previously reported as an asset on the Consolidated Statements of Assets and Liabilities for the years ended June 30, 2016, 2015, 2014, and 2013, respectively, have been reclassified as a direct deduction to the respective Unsecured Notes (see Notes 5, 6, and 7).
We may record registration expenses related to shelf filings as prepaid expenses. These expenses consist principally of the Securities and Exchange Commission (“SEC”) registration fees, legal fees and accounting fees incurred. These prepaid expenses are charged to capital upon the receipt of proceeds from an equity offering or charged to expense if no offering is completed. As of June 30, 2017 and June 30, 2016, there are no prepaid expenses related to registration expenses and all amounts incurred have been expensed.
Guarantees and Indemnification Agreements
We follow ASC 460, Guarantees (“ASC 460”). ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual consolidated financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees.

Per Share Information
Net increase or decrease in net assets resulting from operations per share is calculated using the weighted average number of common shares outstanding for the period presented. In accordance with ASC 946, convertible securities are not considered in the calculation of net asset value per share.
Recent Accounting Pronouncements
In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), which amends the financial instruments impairment guidance so that an entity is required to measure expected credit losses for financial assets based on historical experience, current conditions and reasonable and supportable forecasts. As such, an entity will use forward-looking information to estimate credit losses. ASU 2016-13 also amends the guidance in FASB ASC Subtopic No. 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, related to the subsequent measurement of accretable yield recognized as interest income over the life of a beneficial interest in securitized financial assets under the effective yield method. ASU 2016-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted as of the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. We are currently evaluating the impact, if any, of adopting this ASU on our consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (“ASU 2016-15”), which addresses certain aspects of cash flow statement classification. One such amendment requires cash payments for debt prepayment or debt extinguishment costs to be classified as cash outflows for financing activities. ASU 2016-15 is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period. An entity that elects early adoption must adopt all of the amendments in the same period. The adoption of the amended guidance in ASU 2016-15 is not expected to have a significant effect on our consolidated financial statements and disclosures.
In October 2016, the SEC adopted significant reforms under the 1940 Act that impose extensive new disclosure and reporting obligations on most 1940 Act funds (collectively, the “Reporting Rules”). The Reporting Rules greatly expand the volume of information regarding fund portfolio holdings and investment practices that must be disclosed. The adopted amendments to Regulation S-X for 1940 Act funds and BDCs include an update to the disclosures for investments in and advances to affiliates, and the requirement to include in their financial statements a standardized schedule containing detailed information about derivative investments (among other changes). The amendments to Regulation S-X are effective for reporting periods ending after August 1, 2017, and adoption of the amended reform is not expected to have a significant effect on our consolidated financial statements and disclosures.
Note 3. Portfolio Investments
At June 30, 2017, we had investments in 121 long-term portfolio investments, which had an amortized cost of $5,981,556 and a fair value of $5,838,305. At June 30, 2016, we had investments in 125 long-term portfolio investments, which had an amortized cost of $6,091,100 and a fair value of $5,897,708.
The original cost basis of debt placement and equity securities acquired, including follow-on investments for existing portfolio companies, payment-in-kind interest, and structuring fees, totaled $1,489,470 and $979,102 during the years ended June 30, 2017 and June 30, 2016, respectively. Debt repayments and considerations from sales of equity securities of approximately $1,413,882 and $1,338,875 were received during the years ended June 30, 2017 and June 30, 2016, respectively.
The following table shows the composition of our investment portfolio as of June 30, 2017 and June 30, 2016.

	June 30, 2017		June 30, 2016
	Cost	Fair Value	Cost	Fair Value
Revolving Line of Credit	$27,409	$27,409	$13,274	$13,274
Senior Secured Debt	2,940,163	2,798,796	3,072,839	2,941,722
Subordinated Secured Debt	1,160,019	1,107,040	1,228,598	1,209,604
Subordinated Unsecured Debt	37,934	44,434	75,878	68,358
Small Business Loans	8,434	7,964	14,603	14,215
CLO Residual Interest	1,150,006	1,079,712	1,083,540	1,009,696
Equity	657,591	772,950	602,368	640,839
Total Investments	$5,981,556	$5,838,305	$6,091,100	$5,897,708
In the previous table and throughout the remainder of this footnote, we aggregate our portfolio investments by type of investment, which may differ slightly from the nomenclature used by the constituent instruments defining the rights of holders of the investment, as disclosed on our Consolidated Schedules of Investments (“SOI”). The following investments are included in each category:

•	Revolving Line of Credit includes our investments in delayed draw term loans.

•	Senior Secured Debt includes investments listed on the SOI such as senior secured term loans, senior term loans, secured promissory notes, senior demand notes, and first lien term loans.

•	Subordinated Secured Debt includes investments listed on the SOI such as subordinated secured term loans, subordinated term loans, senior subordinated notes, and second lien term loans.

•	Subordinated Unsecured Debt includes investments listed on the SOI such as subordinated unsecured notes and senior unsecured notes.

•	Small Business Loans includes our investments in SME whole loans purchased from OnDeck.

•	CLO Residual Interest includes our investments in the “equity” security class of CLO funds such as income notes, preference shares, and subordinated notes.

•
Equity, unless specifically stated otherwise, includes our investments in preferred stock, common stock, membership interests, net profits interests, net operating income interests, net revenue interests, overriding royalty interests, escrows receivable, and warrants.

The following table shows the fair value of our investments disaggregated into the three levels of the ASC 820 valuation hierarchy as of June 30, 2017.

	Level 1	Level 2	Level 3	Total
Revolving Line of Credit	$—	$—	$27,409	$27,409
Senior Secured Debt	—	—	2,798,796	2,798,796
Subordinated Secured Debt	—	—	1,107,040	1,107,040
Subordinated Unsecured Debt	—	—	44,434	44,434
Small Business Loans	—	—	7,964	7,964
CLO Residual Interest	—	—	1,079,712	1,079,712
Equity	—	—	772,950	772,950
Total Investments	$—	$—	$5,838,305	$5,838,305
The following table shows the fair value of our investments disaggregated into the three levels of the ASC 820 valuation hierarchy as of June 30, 2016.

	Level 1	Level 2	Level 3	Total
Revolving Line of Credit	$—	$—	$13,274	$13,274
Senior Secured Debt	—	—	2,941,722	2,941,722
Subordinated Secured Debt	—	—	1,209,604	1,209,604
Subordinated Unsecured Debt	—	—	68,358	68,358
Small Business Loans	—	—	14,215	14,215
CLO Residual Interest	—	—	1,009,696	1,009,696
Equity	—	—	640,839	640,839
Total Investments	$—	$—	$5,897,708	$5,897,708
The following tables show the aggregate changes in the fair value of our Level 3 investments during the year ended June 30, 2017.

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Fair value as of June 30, 2016	$1,752,449	$11,320	$4,133,939	$5,897,708
Net realized (losses) gains on investments	(65,915)	137	(32,625)	(98,403)
Net change in unrealized gains (losses)	86,817	553	(37,229)	50,141
Net realized and unrealized gains (losses)	20,902	690	(69,854)	(48,262)
Purchases of portfolio investments	310,922	—	1,160,740	1,471,662
Payment-in-kind interest	14,252	231	3,325	17,808
Accretion (amortization) of discounts and premiums, net	922	—	(89,749)	(88,827)
Repayments and sales of portfolio investments	(209,817)	(2,364)	(1,199,603)	(1,411,784)
Transfers within Level 3(1)	22,145	1,552	(23,697)	—
Transfers in (out) of Level 3(1)	—	—	—	—
Fair value as of June 30, 2017	$1,911,775	$11,429	$3,915,101	$5,838,305

	Revolving Line of Credit	Senior Secured Debt	Subordinated Secured Debt	Subordinated Unsecured Debt	Small Business Loans	CLO Residual Interest	Equity	Total
Fair value as of June 30, 2016	$13,274	$2,941,722	$1,209,604	$68,358	$14,215	$1,009,696	$640,839	$5,897,708
Net realized (losses) gains on investments	—	(59,730)	(382)	6	(3,013)	(17,239)	(18,045)	(98,403)
Net change in unrealized (losses) gains	—	(10,245)	(33,990)	14,020	(83)	3,550	76,889	50,141
Net realized and unrealized (losses) gains	—	(69,975)	(34,372)	14,026	(3,096)	(13,689)	58,844	(48,262)
Purchases of portfolio investments	21,559	762,505	378,793	—	51,802	178,452	78,551	1,471,662
Payment-in-kind interest	—	5,127	10,624	2,057	—	—	—	17,808
Accretion (amortization) of discounts and premiums	—	531	5,389	—	—	(94,747)	—	(88,827)
Repayments and sales of portfolio investments	(7,424)	(763,969)	(462,998)	(40,007)	(54,957)	—	(82,429)	(1,411,784)
Transfers within Level 3(1)	—	(77,145)	—	—	—	—	77,145	—
Transfers in (out) of Level 3(1)	—	—	—	—	—	—	—	—
Fair value as of June 30, 2017	$27,409	$2,798,796	$1,107,040	$44,434	$7,964	$1,079,712	$772,950	$5,838,305

(1)	Transfers are assumed to have occurred at the beginning of the quarter during which the asset was transferred.
The following tables show the aggregate changes in the fair value of our Level 3 investments during the year ended June 30, 2016.

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Fair value as of June 30, 2015	$1,974,202	$45,945	$4,589,151	$6,609,298
Net realized losses on investments	(5,406)	(14,194)	(8,137)	(27,737)
Net change in unrealized losses	(88,751)	(233)	(154,392)	(243,376)
Net realized and unrealized losses	(94,157)	(14,427)	(162,529)	(271,113)
Purchases of portfolio investments	296,970	1,263	660,339	958,572
Payment-in-kind interest	15,175	—	5,356	20,531
Amortization of discounts and premiums	—	—	(84,087)	(84,087)
Repayments and sales of portfolio investments	(492,112)	(42,922)	(800,459)	(1,335,493)
Transfers within Level 3(1)	52,371	21,461	(73,832)	—
Transfers in (out) of Level 3(1)	—	—	—	—
Fair value as of June 30, 2016	$1,752,449	$11,320	$4,133,939	$5,897,708

	Revolving Line of Credit	Senior Secured Debt	Subordinated Secured Debt	Subordinated Unsecured Debt	Small Business Loans	CLO Debt	CLO Residual Interest	Equity	Total
Fair value as of June 30, 2015	$30,546	$3,533,447	$1,205,303	$144,271	$50,892	$32,398	$1,113,023	$499,418	$6,609,298
Net realized (losses) gains on investments	—	(1,246)	(7,456)	10	(5,986)	3,911	—	(16,970)	(27,737)
Net change in unrealized (losses) gains	—	(47,455)	10,403	(6,146)	(722)	(3,784)	(114,131)	(81,541)	(243,376)
Net realized and unrealized (losses) gains	—	(48,701)	2,947	(6,136)	(6,708)	127	(114,131)	(98,511)	(271,113)
Purchases of portfolio investments	9,824	412,950	147,104	—	72,400	—	96,620	219,674	958,572
Payment-in-kind interest	—	15,900	1,697	2,934	—	—	—	—	20,531
Accretion (amortization) of discounts and premiums	—	353	986	—	—	390	(85,816)	—	(84,087)
Repayments and sales of portfolio investments	(27,096)	(847,644)	(73,200)	(72,711)	(102,369)	(32,915)	—	(179,558)	(1,335,493)
Transfers within Level 3(1)	—	(124,583)	(75,233)	—	—	—	—	199,816	—
Transfers in (out) of Level 3(1)	—	—	—	—	—	—	—	—	—
Fair value as of June 30, 2016	$13,274	$2,941,722	$1,209,604	$68,358	$14,215	$—	$1,009,696	$640,839	$5,897,708

(1)	Transfers are assumed to have occurred at the beginning of the quarter during which the asset was transferred.
The net change in unrealized gains (losses) on the investments that use Level 3 inputs was $10,082 and $(157,796) for investments still held as of June 30, 2017 and June 30, 2016, respectively.

The ranges of unobservable inputs used in the fair value measurement of our Level 3 investments as of June 30, 2017 were as follows:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Approach or Technique	Input	Range	Weighted Average
Senior Secured Debt	$1,977,660	Discounted Cash Flow (Yield analysis)	Market Yield	5.1%-27.0%	10.7%
Senior Secured Debt	211,856	Enterprise Value Waterfall (Market approach)	EBITDA Multiple	4.0x-9.0x	6.7x
Senior Secured Debt	27,479	Enterprise Value Waterfall (Market approach)	Revenue Multiple	0.3x-0.6x	0.4x
Senior Secured Debt	47,099	Enterprise Value Waterfall (Discounted cash flow)	Discount Rate	7.3%-15.9%	11.6%
Senior Secured Debt	1,630	Liquidation Analysis	N/A	N/A	N/A
Senior Secured Debt (1)	269,166	Enterprise Value Waterfall	Loss-adjusted discount rate	3.0%-14.2%	10.6%
Senior Secured Debt (2)	291,315	Enterprise Value Waterfall (NAV Analysis)	Capitalization Rate	3.4%-8.0%	6.1%
Senior Secured Debt (2)		Discounted Cash Flow	Discount Rate	6.5%-7.5%	7.0%
Subordinated Secured Debt	665,405	Discounted Cash Flow (Yield analysis)	Market Yield	5.9%-27.0%	11.4%
Subordinated Secured Debt	111,847	Enterprise Value Waterfall (Market approach)	EBITDA Multiple	6.3x-8.0x	7.3x
Subordinated Secured Debt (3)	329,788	Enterprise Value Waterfall (Market approach)	Book Value Multiple	1.2x-2.8x	2.4x
Subordinated Secured Debt (3)		Enterprise Value Waterfall (Market approach)	Earnings Multiple	7.5x-12.0x	11.0x
Subordinated Unsecured Debt	44,434	Enterprise Value Waterfall (Market approach)	EBITDA Multiple	5.8x-8.5x	7.7x
Small Business Loans (4)	7,964	Discounted Cash Flow	Loss-adjusted Discount Rate	3.0%-25.9%	25.9%
CLO Residual Interest	1,079,712	Discounted Cash Flow	Discount Rate	12.0%-21.9%	15.7%
Preferred Equity	10,992	Enterprise Value Waterfall (Market approach)	EBITDA Multiple	4.0x-9.0x	4.8x
Preferred Equity	72,216	Enterprise Value Waterfall (Market approach)	Revenue Multiple	2.3x-2.8x	2.6x
Common Equity/Interests/Warrants	46,373	Enterprise Value Waterfall (Market approach)	EBITDA Multiple	4.0x-8.5x	6.0x
Common Equity/Interests/Warrants	22,671	Enterprise Value Waterfall (Market approach)	Revenue Multiple	0.3x-2.8x	1.2x
Common Equity/Interests/Warrants (1)	93,801	Enterprise Value Waterfall	Loss-adjusted discount rate	3.0%-14.2%	10.6%
Common Equity/Interests/Warrants (2)	244,245	Enterprise Value Waterfall (NAV analysis)	Capitalization Rate	3.4%-8.0%	6.1%
Common Equity/Interests/Warrants (2)		Discounted Cash Flow	Discount Rate	6.5%-7.5%	7.0%
Common Equity/Interests/Warrants (2)	134,481	Enterprise Value Waterfall (Market approach)	Book Value Multiple	1.2x-2.8x	2.3x
Common Equity/Interests/Warrants (2)		Enterprise Value Waterfall (Market approach)	Earnings Multiple	7.5x-12.0x	10.8x
Common Equity/Interests/Warrants (5)	88,777	Discounted Cash Flow	Discount Rate	6.5%-7.5%	7.0%
Common Equity/Interests/Warrants	28,858	Discounted Cash Flow	Discount Rate	6.4%-18.0%	11.8%
Common Equity/Interests/Warrants	29,672	Liquidation Analysis	N/A	N/A	N/A
Escrow Receivable	864	Discounted Cash Flow	Discount Rate	6.4%-7.5%	7.0%
Total Level 3 Investments	$5,838,305

(1)
Represents an investment in a subsidiary of our controlled investment NPRC. The Enterprise Value Waterfall analysis of NPRC includes the fair value of the investments in such indirect subsidiary’s consumer loans purchased from online consumer lending platforms, which are valued using a discounted cash flow valuation technique. The key unobservable input to the discounted cash flow analysis is noted in the table. In addition, the valuation also used projected loss rates as an unobservable input ranging from 0.16-18.46%, with a weighted average of 8.57%.

(2)	Represents our REIT investments. EV waterfall methodology uses both the net asset value analysis and discounted cash flow analysis, which are weighted equally (50%).

(3)
Represents investments in consumer finance subsidiaries. The enterprise value waterfall methodology utilizes book value and earnings multiples, as noted above. In addition, the valuation of certain consumer finance companies utilizes the discounted cash flow technique whereby the significant unobservable input is the discount rate. For these companies each valuation technique (book value multiple, earnings multiple and discount rate) is weighted equally. For these companies the discount rate ranged from 13.5% to 18.0% with a weighted average of 14.7%.

(4)
Includes our investments in small business whole loans purchased from OnDeck. Valuation also used projected loss rates as an unobservable input ranging from 0.01%-1.16%, with a weighted average of 0.88%.

(5)	Represents net operating income interests in our REIT investments.

The ranges of unobservable inputs used in the fair value measurement of our Level 3 investments as of June 30, 2016 were as follows:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Approach or Technique	Input	Range	Weighted Average
Senior Secured Debt	$2,167,389	Discounted Cash Flow (Yield analysis)	Market Yield	5.3%-27.6%	11.6%
Senior Secured Debt	115,893	Enterprise Value Waterfall (Market approach)	EBITDA Multiple	4.5x-6.8x	5.9x
Senior Secured Debt	64,418	Enterprise Value Waterfall (Market approach)	Revenue Multiple	0.4x-0.6x	0.5x
Senior Secured Debt	37,856	Enterprise Value Waterfall (Discounted cash flow)	Discount Rate	6.5%-8.5%	7.5%
Senior Secured Debt	7,972	Liquidation Analysis	N/A	N/A	N/A
Senior Secured Debt (1)	99,972	Enterprise Value Waterfall	Loss-adjusted discount rate	3.0%-18.0%	13.5%
Senior Secured Debt (2)	461,496	Enterprise Value Waterfall (NAV Analysis)	Capitalization Rate	3.4%-8.3%	5.9%
Senior Secured Debt (2)		Enterprise Value Waterfall (Income approach)	Discount Rate	6.5%-7.5%	7.0%
Subordinated Secured Debt	871,593	Discounted Cash Flow (Yield Analysis)	Market Yield	5.3%-25.7%	12.6%
Subordinated Secured Debt	28,622	Enterprise Value Waterfall (Market approach)	EBITDA Multiple	7.0x-8.0x	7.5x
Subordinated Secured Debt (3)	309,389	Enterprise Value Waterfall (Market approach)	Book Value Multiple	1.2x-3.7x	2.5x
Subordinated Secured Debt (3)		Enterprise Value Waterfall (Market approach)	Earnings Multiple	7.0x-11.0x	10.2x
Subordinated Unsecured Debt	30,781	Discounted Cash Flow (Yield Analysis)	Market Yield	14.1%-71.9%	28.9%
Subordinated Unsecured Debt	37,577	Enterprise Value Waterfall (Market approach)	EBITDA Multiple	5.8x-8.5x	7.7x
Small Business Loans (4)	14,215	Discounted Cash Flow	Loss-Adjusted Discount Rate	12.7%-33.6%	21.8%
CLO Residual Interest	1,009,696	Discounted Cash Flow	Discount Rate	15.6%-23.9%	18.0%
Preferred Equity (6)	76,081	Enterprise Value Waterfall (Market approach)	EBITDA Multiple	4.5x-7.0x	6.7x
Preferred Equity	2,842	Discounted Cash Flow	Discount Rate	6.2%-7.3%	6.8%
Common Equity/Interests/Warrants (7)	92,391	Enterprise Value Waterfall (Market approach)	EBITDA Multiple	4.8x-9.0x	6.0x
Common Equity/Interests/Warrants (2)	215,490	Enterprise Value Waterfall (NAV analysis)	Capitalization Rate	3.4%-8.3%	5.9%
Common Equity/Interests/Warrants (2)		Enterprise Value Waterfall (Income approach)	Discount Rate	6.5%-7.5%	7.0%
Common Equity/Interests/Warrants (3)	127,727	Enterprise Value Waterfall (Market approach)	Book Value Multiple	1.2x-3.7x	2.3x
Common Equity/Interests/Warrants (3)		Enterprise Value Waterfall (Market approach)	Earnings Multiple	7.0x-11.0x	10.0x
Common Equity/Interests/Warrants (5)	66,973	Discounted Cash Flow	Discount Rate	6.5%-7.5%	7.0%
Common Equity/Interests/Warrants	22,965	Discounted Cash Flow	Discount Rate	6.5%-8.5%	7.5%
Common Equity/Interests/Warrants	3,616	Discounted Cash Flow (Yield analysis)	Market Yield	16.0%-18.0%	17.0%
Common Equity/Interests/Warrants	26,638	Liquidation Analysis	N/A	N/A	N/A
Escrow Receivable	6,116	Discounted Cash Flow	Discount Rate	6.2%-7.5%	6.8%
Total Level 3 Investments	$5,897,708

(1)
Represents an investment in a subsidiary of our controlled investment NPRC. The Enterprise Value Waterfall analysis of NPRC includes the fair value of the investments in such indirect subsidiary’s consumer loans purchased from online consumer lending platforms, which are valued using a discounted cash flow valuation technique. The key unobservable input to the discounted cash flow analysis is noted in the table. In addition, the valuation also used projected loss rates as an unobservable input ranging from 1.07%-24.50%, with a weighted average of 10.58%.

(2)	Represents our REIT investments. EV waterfall methodology uses both the net asset value analysis and discounted cash flow analysis, which are weighted equally (50%).

(3)
Represents investments in consumer finance subsidiaries. The enterprise value waterfall methodology utilizes book value and earnings multiples, as noted above. In addition, the valuation of certain consumer finance companies utilizes the discounted cash flow technique whereby the significant unobservable input is the discount rate. For these companies the discount rate ranged from 14.5% to 18.0% with a weighted average of 15.7%. For these companies each valuation technique (using the book value multiple, earnings multiple and discount rate) is weighted equally.

(4)
Includes our investments in small business whole loans purchased from OnDeck. Valuation also used projected loss rates as an unobservable input ranging from 0.71%-5.25%, with a weighted average of 1.22%.

(5)	Represents net operating income interests in our REIT investments.

(6)
In addition, the valuation of certain controlled energy companies utilizes the discounted cash flow technique whereby the significant unobservable input is the discount rate. For these companies the discounted rate ranged from 20.0% to 21.0% with a weighted average of 20.5%. For these companies each valuation technique is weighted equally.

(7)
In addition, the valuation of certain energy companies utilizes the discounted cash flow technique whereby the significant unobservable input is the discount rate. For these companies the discounted rate ranged from 20.5% to 21.5% with a weighted average of 21.0%. For these companies each valuation technique is weighted equally.

In determining the range of values for debt instruments, except CLOs and debt investments in controlling portfolio companies, management and the independent valuation firm estimated corporate and security credit ratings and identified corresponding yields to maturity for each loan from relevant market data. A discounted cash flow technique was then applied using the appropriate yield to maturity as the discount rate, to determine a range of values. In determining the range of values for debt investments of controlled companies and equity investments, the enterprise value was determined by applying a market approach such as using earnings before income interest, tax, depreciation and amortization (“EBITDA”) multiples, net income and/or book value multiples for similar guideline public companies and/or similar recent investment transactions and/or an income approach, such as cash flow technique. For stressed debt and equity investments, a liquidation analysis was used. During the year ended June 30, 2016, we changed the valuation methodology for our REITs portfolio (APRC, NPRC, and UPRC) from averaging the net asset value and dividend yield methods to averaging the net asset value and discounted cash flow methods utilizing capitalization rates for similar guideline companies and/or similar recent investment transactions.
In determining the range of values for our investments in CLOs, management and the independent valuation firm use primarily a discounted multi-path cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized using Monte Carlo simulations to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the corresponding multi-path cash flow model.
Our portfolio consists of residual interests in CLOs, which involve a number of significant risks. CLOs are typically very highly levered (10 - 14 times), and therefore the residual interest tranches that we invest in are subject to a higher degree of risk of total loss. In particular, investors in CLO residual interests indirectly bear risks of the underlying loan investments held by such CLOs. We generally have the right to receive payments only from the CLOs, and generally do not have direct rights against the underlying borrowers or the entity that sponsored the CLOs. While the CLOs we target generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the prices of indices and securities underlying our CLOs will rise or fall. These prices (and, therefore, the prices of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO investment in which we invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO fails certain tests, holders of debt senior to us would be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cash flows.

The interests we have acquired in CLOs are generally thinly traded or have only a limited trading market. CLOs are typically privately offered and sold, even in the secondary market. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO residual interests carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO investment or unexpected investment results. Our net asset value may also decline over time if our principal recovery with respect to CLO residual interests is less than the cost of those investments. Our CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on our value.

An increase in LIBOR would materially increase the CLO’s financing costs. Since most of the collateral positions within the CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the residual interest investors.

We hold more than a 10% interest in certain foreign corporations that are treated as controlled foreign corporations (“CFC”) for U.S. federal income tax purposes (including our residual interest tranche investments in CLOs). Therefore, we are treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporations in an amount equal to our pro rata share of the corporation’s income for that tax year (including both ordinary earnings and capital gains). We are required to include such deemed distributions from a CFC in our taxable income and we are required to distribute at least 90% of such income to maintain our RIC status, regardless of whether or not the CFC makes an actual distribution during such year.

If we acquire shares in “passive foreign investment companies” (“PFICs”) (including residual interest tranche investments in CLOs that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to our stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require us to recognize our share of the PFICs income for each year regardless of whether we receive any distributions from such PFICs. We must nonetheless distribute such income to maintain its status as a RIC.

Legislation enacted in 2010 imposes a withholding tax of 30% on payments of U.S. source interest and dividends paid after December 31, 2013, or gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends paid after December 31, 2016, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Most CLOs in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to residual interest and junior debt holders in such CLO vehicle, which could materially and adversely affect our operating results and cash flows.

If we are required to include amounts in income prior to receiving distributions representing such income, we may have to sell some of our investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose.

The significant unobservable input used to value our investments based on the yield technique and discounted cash flow technique is the market yield (or applicable discount rate) used to discount the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest/dividend payments. Increases or decreases in the market yield (or applicable discount rate) would result in a decrease or increase, respectively, in the fair value measurement. Management and the independent valuation firms consider the following factors when selecting market yields or discount rates: risk of default, rating of the investment and comparable company investments, and call provisions.

The significant unobservable inputs used to value our investments based on the EV analysis may include market multiples of specified financial measures such as EBITDA, net income, or book value of identified guideline public companies, implied valuation multiples from precedent M&A transactions, and/or discount rates applied in a discounted cash flow technique. The independent valuation firm identifies a population of publicly traded companies with similar operations and key attributes to that of the portfolio company. Using valuation and operating metrics of these guideline public companies and/or as implied by relevant precedent transactions, a range of multiples of the latest twelve months EBITDA, or other measure such as net income or book value, is typically calculated. The independent valuation firm utilizes the determined multiples to estimate the portfolio company’s EV generally based on the latest twelve months EBITDA of the portfolio company (or other meaningful measure). Increases or decreases in the multiple would result in an increase or decrease, respectively, in EV which would result in an increase or decrease in the fair value measurement of the debt of controlled companies and/or equity investment, as applicable. In certain instances, a discounted cash flow analysis may be considered in estimating EV, in which case, discount rates based on a weighted average cost of capital and application of the capital asset pricing model may be utilized.
The significant unobservable input used to value our private REIT investments based on the net asset value analysis is the capitalization rate applied to the earnings measure of the underlying property.
Changes in market yields, discount rates, capitalization rates or EBITDA multiples, each in isolation, may change the fair value measurement of certain of our investments. Generally, an increase in market yields, discount rates or capitalization rates, or a decrease in EBITDA (or other) multiples may result in a decrease in the fair value measurement of certain of our investments.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.
During the year ended June 30, 2017, the valuation methodology for Arctic Energy Services, LLC (“Arctic Energy”) changed to remove the discounted cash flow technique and add the liquidation analysis. As a result of the company’s performance and current market conditions, the fair value of our investment in Arctic Energy decreased to $17,370 as of June 30, 2017, a discount of $43,506 from its amortized cost, compared to the $22,536 unrealized depreciation recorded at June 30, 2016.
During the year ended June 30, 2017, the valuation methodology for Ark-La-Tex Wireline Services, LLC (“Ark-La-Tex”) changed to remove the enterprise value waterfall approach. In addition, on March 14, 2017, assets previously held by Ark-La-Tex were distributed to us in exchange for the reduction of Ark-La-Tex’s debt by $22,145, eliminating Senior Secured Term Loan A in full. The assets we received were simultaneously assigned to Wolf Energy Services Company, LLC (“Wolf Energy Services”), a wholly owned subsidiary of Wolf Energy Holdings. During the three months ended June 30, 2017, Ark-La-Tex Term Loan B was written-down for tax purposes and a loss of $19,818 was therefore realized for the amount that the amortized cost exceeded the fair value. As a result of this change, and in recognition of recent company performance, the fair value of our investment in Ark-La-Tex decreased to $1,630 as of June 30, 2017, equal to its amortized cost, compared to the $32,548 unrealized depreciation recorded at June 30, 2016.
During the year ended June 30, 2017, the valuation methodology for CP Energy Services Inc. (“CP Energy”) changed to remove the discounted cash flow technique. As a result of the company’s performance and current market conditions, the fair value of our investment in CP Energy decreased to $72,216 as of June 30, 2017, a discount of $41,284 from its amortized cost, compared to the $37,498 unrealized depreciation recorded at June 30, 2016.
During the year ended June 30, 2017, the valuation methodology for Nixon, Inc. (“Nixon”) changed to remove the discounted cash flow yield technique and incorporate an enterprise value waterfall approach. As a result of the company’s performance the fair value of our investment in Nixon decreased to $0 as of June 30, 2017, a discount of $14,197 from its amortized cost, compared to the $2,421 unrealized depreciation recorded at June 30, 2016.
During the year ended June 30, 2017, the valuation methodology for Pacific World Corporation (“Pacific World”) changed to incorporate an enterprise value waterfall approach. As a result of this change as well as the impairment of Term Loan B, the fair value of our investment in Pacific World decreased to $179,009 as of June 30, 2017, a discount of $30,216 from its amortized cost, compared to the $20,797 unrealized depreciation recorded at June 30, 2016.

During the year ended June 30, 2017, the valuation methodology for Pinnacle (US) Acquisition Co. Limited (“Pinnacle”) changed to incorporate an enterprise value waterfall approach. As a result of the company’s performance and possible impairment of the company’s debt, the fair value of our investment in Pinnacle decreased to $5,150 as of June 30, 2017, a discount of $1,797 from its amortized cost, compared to the $1,493 unrealized depreciation recorded at June 30, 2016.
During the year ended June 30, 2017, the valuation methodology for PrimeSport, Inc. (“Primesport”) changed to incorporate an enterprise value waterfall approach. As a result of the company’s performance, the fair value of our investment in Primesport decreased to $103,897 as of June 30, 2017, a discount of $23,741 from its amortized cost, compared to no unrealized appreciation or depreciation recorded at June 30, 2016.
During the year ended June 30, 2017, the valuation methodology for United Sporting Company, Inc. (“USC”) changed to remove the discounted cash flow yield analysis approach and incorporate an enterprise value waterfall approach. As a result of the company’s performance and an impairment of the company’s debt, the fair value of our investment in USC decreased to $83,225 as of June 30, 2017, a discount of $57,622 from its amortized cost, compared to the $4,179 unrealized depreciation recorded at June 30, 2016.
During the year ended June 30, 2017, the valuation methodology for USES Corp. (“USES”) changed to remove the discounted cash flow yield analysis approach. As a result of the company’s performance the fair value of our investment in USES decreased to $12,517 as of June 30, 2017, a discount of $51,655 from its amortized cost, compared to the $21,440 unrealized depreciation recorded at June 30, 2016.
During the year ended June 30, 2017, four of our CLO investments were deemed to have an other-than-temporary loss. In accordance with ASC 325-40, Beneficial Interest in Securitized Financial Assets, we recorded a total loss of $17,242 related to these investments for the amount our amortized cost exceeded fair value as of the respective determination dates. During the year ended June 30, 2016, there was no OTTI assessed for any CLO investment within our portfolio.
During the year ended June 30, 2017, we provided $75,591 of debt and $25,200 of equity financing to NPRC for the acquisition of real estate properties and $13,553 of equity financing to NPRC to fund capital expenditures for existing properties. In addition, during the year ended June 30, 2017, we received partial repayments of $32,954 of our loans previously outstanding and $42,059 as a return of capital on our equity investment.
During the year ended June 30, 2017, we provided $100,429 and $23,077 of debt and equity financing, respectively, to NPRC and its wholly-owned subsidiaries to support the online consumer lending initiative. In addition, during the year ended June 30, 2017, we received partial repayments of $89,055 of our loans previously outstanding with NPRC and its wholly-owned subsidiaries and $10,864 as a return of capital on our equity investment in NPRC.
The online consumer loan investments held by certain of NPRC’s wholly-owned subsidiaries are unsecured obligations of individual borrowers that are issued in amounts ranging from $1 to $50, with fixed terms ranging from 24 to 84 months. As of June 30, 2017, the outstanding investment in online consumer loans by certain of NPRC’s wholly-owned subsidiaries was comprised of 102,602 individual loans and one securitization equity residual, and had an aggregate fair value of $648,277. The average outstanding individual loan balance is approximately $6 and the loans mature on dates ranging from July 1, 2017 to June 28, 2024 with a weighted-average outstanding term of 31 months as of June 30, 2017. Fixed interest rates range from 4.0% to 36.0% with a weighted-average current interest rate of 23.9%. As of June 30, 2017, our investment in NPRC and its wholly-owned subsidiaries relating to online consumer lending had a fair value of $362,967.
As of June 30, 2017, based on outstanding principal balance, 6.3% of the portfolio was invested in super prime loans (borrowers with a Fair Isaac Corporation (“FICO”) score, of 720 or greater), 18.0% of the portfolio in prime loans (borrowers with a FICO score of 660 to 719) and 75.7% of the portfolio in near prime loans (borrowers with a FICO score of 580 to 659).

Loan Type	Outstanding Principal Balance	Fair Value	Weighted Average Interest Rate*
Super Prime	$41,293	$40,264	11.8%
Prime	117,505	112,159	15.8%
Near Prime	495,467	465,293	26.9%
*Weighted by outstanding principal balance of the online consumer loans.

As of June 30, 2017, our investment in NPRC and its wholly-owned subsidiaries had an amortized cost of $790,296 and a fair value of $987,304, including our investment in online consumer lending as discussed above. The fair value of $624,337 related to NPRC’s real estate portfolio was comprised of thirty-seven multi-families properties, twelve self-storage units, eight student housing properties and three commercial properties. The following table shows the location, acquisition date, purchase price, and mortgage outstanding due to other parties for each of the properties held by NPRC as of June 30, 2017.

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
1	Filet of Chicken	Forest Park, GA	10/24/2012	$7,400	$—
2	5100 Live Oaks Blvd, LLC	Tampa, FL	1/17/2013	63,400	46,700
3	Lofton Place, LLC	Tampa, FL	4/30/2013	26,000	20,350
4	Arlington Park Marietta, LLC	Marietta, GA	5/8/2013	14,850	9,650
5	NPRC Carroll Resort, LLC	Pembroke Pines, FL	6/24/2013	225,000	178,970
6	Cordova Regency, LLC	Pensacola, FL	11/15/2013	13,750	11,375
7	Crestview at Oakleigh, LLC	Pensacola, FL	11/15/2013	17,500	13,845
8	Inverness Lakes, LLC	Mobile, AL	11/15/2013	29,600	24,700
9	Kings Mill Pensacola, LLC	Pensacola, FL	11/15/2013	20,750	17,550
10	Plantations at Pine Lake, LLC	Tallahassee, FL	11/15/2013	18,000	14,092
11	Verandas at Rocky Ridge, LLC	Birmingham, AL	11/15/2013	15,600	10,205
12	Matthews Reserve II, LLC	Matthews, NC	11/19/2013	22,063	19,934
13	City West Apartments II, LLC	Orlando, FL	11/19/2013	23,562	23,293
14	Vinings Corner II, LLC	Smyrna, GA	11/19/2013	35,691	32,943
15	Uptown Park Apartments II, LLC	Altamonte Springs, FL	11/19/2013	36,590	29,809
16	St. Marin Apartments II, LLC	Coppell, TX	11/19/2013	73,078	62,441
17	Atlanta Eastwood Village LLC	Stockbridge, GA	12/12/2013	25,957	22,906
18	Atlanta Monterey Village LLC	Jonesboro, GA	12/12/2013	11,501	11,145
19	Atlanta Hidden Creek LLC	Morrow, GA	12/12/2013	5,098	4,771
20	Atlanta Meadow Springs LLC	College Park, GA	12/12/2013	13,116	13,121
21	Atlanta Meadow View LLC	College Park, GA	12/12/2013	14,354	13,176
22	Atlanta Peachtree Landing LLC	Fairburn, GA	12/12/2013	17,224	15,606
23	APH Carroll Bartram Park, LLC	Jacksonville, FL	12/31/2013	38,000	27,639
24	Plantations at Hillcrest, LLC	Mobile, AL	1/17/2014	6,930	4,786
25	Crestview at Cordova, LLC	Pensacola, FL	1/17/2014	8,500	7,959
26	APH Carroll Atlantic Beach, LLC	Atlantic Beach, FL	1/31/2014	13,025	8,608
27	Taco Bell, OK	Yukon, OK	6/4/2014	1,719	—
28	Taco Bell, MO	Marshall, MO	6/4/2014	1,405	—
29	23 Mile Road Self Storage, LLC	Chesterfield, MI	8/19/2014	5,804	4,350
30	36th Street Self Storage, LLC	Wyoming, MI	8/19/2014	4,800	3,600
31	Ball Avenue Self Storage, LLC	Grand Rapids, MI	8/19/2014	7,281	5,460
32	Ford Road Self Storage, LLC	Westland, MI	8/29/2014	4,642	3,480
33	Ann Arbor Kalamazoo Self Storage, LLC	Ann Arbor, MI	8/29/2014	4,458	3,345
34	Ann Arbor Kalamazoo Self Storage, LLC	Ann Arbor, MI	8/29/2014	8,927	6,695
35	Ann Arbor Kalamazoo Self Storage, LLC	Kalamazoo, MI	8/29/2014	2,363	1,775
36	Canterbury Green Apartments Holdings LLC	Fort Wayne, IN	9/29/2014	85,500	74,169
37	Abbie Lakes OH Partners, LLC	Canal Winchester, OH	9/30/2014	12,600	13,055
38	Kengary Way OH Partners, LLC	Reynoldsburg, OH	9/30/2014	11,500	13,502
39	Lakeview Trail OH Partners, LLC	Canal Winchester, OH	9/30/2014	26,500	23,256
40	Lakepoint OH Partners, LLC	Pickerington, OH	9/30/2014	11,000	14,480

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
41	Sunbury OH Partners, LLC	Columbus, OH	9/30/2014	13,000	14,115
42	Heatherbridge OH Partners, LLC	Blacklick, OH	9/30/2014	18,416	18,328
43	Jefferson Chase OH Partners, LLC	Blacklick, OH	9/30/2014	13,551	17,200
44	Goldenstrand OH Partners, LLC	Hilliard, OH	10/29/2014	7,810	9,600
45	Jolly Road Self Storage, LLC	Okemos, MI	1/16/2015	7,492	5,620
46	Eaton Rapids Road Self Storage, LLC	Lansing West, MI	1/16/2015	1,741	1,305
47	Haggerty Road Self Storage, LLC	Novi, MI	1/16/2015	6,700	5,025
48	Waldon Road Self Storage, LLC	Lake Orion, MI	1/16/2015	6,965	5,225
49	Tyler Road Self Storage, LLC	Ypsilanti, MI	1/16/2015	3,507	2,630
50	SSIL I, LLC	Aurora, IL	11/5/2015	34,500	26,450
51	Vesper Tuscaloosa, LLC	Tuscaloosa, AL	9/28/2016	54,500	41,250
52	Vesper Iowa City, LLC	Iowa City, IA	9/28/2016	32,750	24,825
53	Vesper Corpus Christi, LLC	Corpus Christi, TX	9/28/2016	14,250	10,800
54	Vesper Campus Quarters, LLC	Corpus Christi, TX	9/28/2016	18,350	14,175
55	Vesper College Station, LLC	College Station, TX	9/28/2016	41,500	32,058
56	Vesper Kennesaw, LLC	Kennesaw, GA	9/28/2016	57,900	44,727
57	Vesper Statesboro, LLC	Statesboro, GA	9/28/2016	7,500	5,292
58	Vesper Manhattan KS, LLC	Manhattan, KS	9/28/2016	23,250	15,921
59	JSIP Union Place, LLC	Franklin, MA	12/7/2016	64,750	51,800
60	9220 Old Lantern Way, LLC	Laurel, MD	1/30/2017	187,250	153,580
				$1,600,720	$1,312,667
On August 12, 2015, we sold 780 of our small business whole loans (with a cost of $30,968) purchased from OnDeck to Jefferies Asset Funding LLC for proceeds of $26,619, net of related transaction expenses, and a trust certificate representing a 41.54% interest in the MarketPlace Loan Trust, Series 2015-OD2. We realized a loss of $775 on the sale.

On September 30, 2015, we restructured our investment in Arctic Energy. Concurrent with the restructuring, we exchanged $31,640 senior secured loan and $20,230 subordinated loan for Class D and Class E equity in Arctic Energy.
On October 30, 2015, we restructured our investment in CP Energy. Concurrent with the restructuring, we exchanged our $86,965 senior secured loan and $15,924 subordinated loan for Series B Redeemable Preferred Stock in CP Energy.

On October 30, 2015, we restructured our investment in Freedom Marine Solutions, LLC (“Freedom Marine”). Concurrent with the restructuring, we exchanged our $32,500 senior secured loans for additional membership interest in Freedom Marine.

On November 16, 2015 and November 25, 2015, we sold our $14,755 debt investment in American Gilsonite Company. We realized a loss of $4,127 on the sale.

On January 21, 2016, we sold 100% of our CIFC Funding 2011-I, Ltd. Class E and Class D notes with a cost basis of $29,004.
We realized a gain of $3,911 on the sale.

On February 3, 2016, lenders foreclosed on Targus Group International, Inc., and our $21,613 first lien term loan was extinguished and exchanged for 1,262,737 common units representing 12.63% equity ownership in Targus Cayman HoldCo Limited, the parent company of Targus International, LLC (“Targus”).  On February 17, 2016, we provided additional debt financing to support the recapitalization of Targus. As part of the recapitalization, we invested an additional $1,263 in a new senior secured Term Loan A notes and were allocated $3,788 in new senior secured Term Loan B notes. During the same period, Targus was written-down for tax purposes and a realized loss of $14,194 was realized for the amount that the amortized cost exceeded the fair value.
During the three months ended March 31, 2016, we sold our $10,100 debt investment in ICON Health and Fitness, Inc. We realized a loss of $1,053 on the sale.

On March 22, 2016 and March 24, 2016, USC partially repaid the $17,391 loan receivable to us.
During the three months ended March 31, 2016, New Century Transportation, Inc. (“NCT”) was written-off for tax purposes and a loss of $187 was realized.
On April 29, 2016, we invested an additional $25,000 of Senior Secured Term Loan A and $25,000 of Senior Secured Term Loan B debt investments in Trinity Services Group, Inc. (“Trinity”).
On April 29, 2016, through our delayed draw term loan commitment with Instant Web, LLC, we funded $8,000 of Senior Secured Term Loan A and $8,000 of Senior Secured Term Loan B.
During the period from May 3, 2016 through May 10, 2016, we collectively sold 72.10% of the outstanding principal balance of the Senior Secured Term Loan A investment in Trinity for $25,000. There was no gain or loss realized on the sale.

On May 31, 2016, we sold our investment in Harbortouch Payments, LLC (“Harbortouch”) for total consideration of $328,032, including fees and escrowed amounts. Prior to the sale, $154,382 of Senior Secured Term Loan B loan outstanding was converted to preferred equity. We received a repayment of $146,989 loans receivable to us and $157,639 of proceeds related to the equity investment. We recorded a realized loss of $5,419 related to the sale. We also received a $5,145 prepayment premium for early repayment of the outstanding loans, which was recorded as interest income in the year ended June 30, 2016 and a $12,909 advisory fee for the transaction, which was recorded as other income in the year ended June 30, 2016. In addition, there is $5,350 being held in escrow which will be recognized as additional realized gain if and when it is received. Concurrent with the sale, we made a $27,500 second lien secured investment in Harbortouch, which was later repaid on October 13, 2016.
On July 1, 2016, BNN Holdings Corp. was sold. The sale provided net proceeds for our minority position of $2,365, resulting in a realized gain of $137. During the three months ended December 31, 2016 we received remaining escrow proceeds, realizing an additional gain of $50.
On August 17, 2016, we made a $5,000 investment in BCD Acquisition, Inc. (“Big Tex”). On August 18, 2016, we sold our $5,000 investment in Big Tex and realized a gain of $138 on the sale.
On August 19, 2016, we sold our investment in Nathan’s Famous, Inc. for net proceeds of $3,240 and realized a gain of $240 on the sale.
On September 27, 2016, we received additional bankruptcy proceeds for our previously impaired investment in NCT, and recorded a realized gain of $936, offsetting the previously recognized loss.
On December 27, 2016, we exercised our warrants in R-V Industries, Inc. (“R-V”) to purchase additional common stock in R-V. As a result, we realized a gain of $172 on this transaction.
On March 14, 2017, assets previously held by Ark-La-Tex were assigned to Wolf Energy Services, a new wholly-owned subsidiary of Wolf Energy Holdings, in exchange for a full reduction of Ark-La-Tex’s Senior Secured Term Loan A and a partial reduction of the Senior Secured Term Loan B cost basis, in total equal to $22,145. The cost basis of the transferred assets is equal to the appraised fair value of assets at the time of transfer.
On April 3, 2017, AFI Shareholder, LLC was sold. The sale provided net proceeds for our minority position of $965, resulting in a realized gain of $693.
On June 3, 2017, SB Forging Company II, Inc. (f/k/a Gulf Coast Machine & Supply Company) (“Gulfco”) sold all of its assets to a third party, for total consideration of $10,250, including escrowed amounts. The proceeds from the sale were primarily used to repay a $6,115 third party revolving credit facility, and the remainder was used to pay other legal and administrative costs incurred by Gulfco. As no proceeds were allocated to Prospect, our debt and equity investment in Gulfco was written-off for tax purposes and we recorded a realized loss of $66,103. Gulfco holds $2,050 in escrow related to the sale, which will be distributed to Prospect once released to Gulfco, and will be recognized as a realized gain if and when it is received.
On June 30, 2017, Mineral Fusion Natural Brands was sold. The sale provided net proceeds for our minority position of $490, resulting in a realized gain of the same amount.
On June 30, 2017, we received $169 of escrow proceeds related to SB Forging, realizing a gain of the same amount.
During the three months ended June 30, 2017, Ark-La-Tex Term Loan B was partially written-off for tax purposes and a loss of $19,818 was realized.

During the year ended June 30, 2017, we received additional proceeds of $6,287 related to the May 31, 2016 sale of Harbortouch, $4,286 of which are from an escrow release. We realized a gain for the same amount.
As of June 30, 2017, $3,488,672 of our loans to portfolio companies, at fair value, bear interest at floating rates and have LIBOR floors ranging from 0.3% to 4.0%. As of June 30, 2017, $489,007 of our loans to portfolio companies, at fair value, bear interest at fixed rates ranging from 5.0% to 20.0%. As of June 30, 2016, $3,737,046 of our loans to portfolio companies, at fair value, bore interest at floating rates and have LIBOR floors ranging from 0.3% to 4.0%. As of June 30, 2016, $495,912 of our loans to portfolio companies, at fair value, bore interest at fixed rates ranging from 5.0% to 22.0%.

At June 30, 2017, seven loan investments were on non-accrual status: Ark-La-Tex, Edmentum Ultimate Holdings, LLC Unsecured Junior PIK Note, Nixon, Spartan Energy Services, Inc. (“Spartan”), USC, USES, and Venio LLC (“Venio”). At June 30, 2016, seven loan investments were on non-accrual status: Ark-La-Tex, Gulfco, Spartan, Targus, USES, Venio and Wolf Energy. Cost balances of these loans amounted to $286,388 and $234,307 as of June 30, 2017 and June 30, 2016, respectively. The fair value of these loans amounted to $154,417 and $90,540 as of June 30, 2017 and June 30, 2016, respectively. The fair values of these investments represent approximately 2.5% and 1.4% of our total assets at fair value as of June 30, 2017 and June 30, 2016, respectively.
Undrawn committed revolvers and delayed draw term loans to our portfolio companies incur commitment and unused fees ranging from 0.00% to 4.00%. As of June 30, 2017 and June 30, 2016, we had $22,925 and $40,560, respectively, of undrawn revolver and delayed draw term loan commitments to our portfolio companies. The fair value of our undrawn committed revolvers and delayed draw term loans was zero as of June 30, 2017 and June 30, 2016.
During the year ended June 30, 2016, we sold $99,377 of the outstanding principal balance of the senior secured Term Loan A investments in certain portfolio companies. There was no gain or loss realized on the sale. No such investments were sold for the year ended June 30, 2017. We serve as an agent for these loans and collect a servicing fee from the counterparties on behalf of the Investment Adviser. We receive a credit for these payments as a reduction of base management fee payable by us to the Investment Adviser. See Note 13 for further discussion.
Unconsolidated Significant Subsidiaries
Our investments are generally in small and mid-sized companies in a variety of industries. In accordance with Rules 3-09 and 4-08(g) of Regulation S-X, we must determine which of our unconsolidated controlled portfolio companies are considered “significant subsidiaries”, if any. In evaluating these investments, there are three tests utilized to determine if any of our controlled investments are considered significant subsidiaries: the asset test, the income test and the investment test. Rule 3-09 of Regulation S-X requires separate audited financial statements of an unconsolidated subsidiary in an annual report if any of the three tests exceed 20%. Rule 4-08(g) of Regulation S-X requires summarized financial information in an annual report if any of the three tests exceeds 10%.
The following table summarizes the results of our analysis for the three tests for the years ended June 30, 2017, 2016 and 2015.

	Asset Test		Income Test		Investment Test
	Greater than 10% but Less than 20%	Greater than 20%	Greater than 10% but Less than 20%	Greater than 20%	Greater than 10% but Less than 20%	Greater than 20%
Year Ended June 30, 2017	-	NPRC	First Tower Finance USES	NPRC	NPRC	-
Year Ended June 30, 2016	-	NPRC	First Tower Finance	NPRC	NPRC	-
Year Ended June 30, 2015	NPRC	-	NPRC	First Tower Finance Harbortouch(1)	-	-
(1) We sold our investment in Harbortouch as of June 30, 2016, at which time separate financial statements were included in our annual report.
Income, consisting of interest, dividends, fees, other investment income and realization of gains or losses, can fluctuate upon repayment or sale of an investment or the marking to fair value of an investment in any given year can be highly concentrated among several investments. After performing the income analysis for the year ended June 30, 2017, as currently promulgated by the SEC, we determined that three of our controlled investments individually generated more than 10% of our income, primarily due to the unrealized losses that was recognized on the investments during the year ended June 30, 2017. We do not believe that the calculation promulgated by the SEC correctly identifies significant subsidiaries but have included First Tower Finance Company LLC (“First Tower Finance”), USES and NPRC as significant subsidiaries. NPRC, an unconsolidated majority-owned portfolio company, was considered a significant subsidiary at the 20% level as of and during the years ended June 30, 2017 and June 30, 2016. We included the audited financial statements of NPRC, and its subsidiaries, for the years ended December 31, 2016 and 2015 as Exhibit 99.1, and unaudited financial statement for the year ended December 31, 2014 as Exhibit 99.2 to the Form 10-K filing for the year ended June 30, 2017. First Tower Finance was considered a significant subsidiary at the 20% level for the year ended June 30, 2015, and therefore we have included the unaudited financial statement for the year ended December 31, 2016 as Exhibit 99.3 and audited financial statements for the years ended December 31, 2015 and 2014 as Exhibit 99.4.
The following tables show summarized financial information for USES, which met the 10% income test for the year ended June 30, 2017:

	December 31, 2016	December 31, 2015
Balance Sheet Data
Cash and cash equivalents	$168	$319
Accounts receivable, net	15,609	17,443
Property, plant and equipment, net	25,727	14,162
Intangibles, including goodwill	15,959	36,302
Other assets	1,700	9,031
Notes payable, due to Prospect or Affiliate	61,726	58,950
Other liabilities	6,469	29,440
Total equity	(9,032)	(11,133)

	Year Ended December 31,
	2016	2015	2014
Summary of Operations
Total revenue	68,287	106,248	102,695
Total expenses	92,496	130,416	138,336
Net (loss) income	(24,209)	(24,168)	(35,641)
The SEC has requested comments on the proper mechanics of how the calculations related to Rules 3-09 and 4-08(g) of Regulation S-X should be completed. There is currently diversity in practice for the calculations. We expect that the SEC will clarify the calculation methods in the future.
Note 4. Revolving Credit Facility
On August 29, 2014, we renegotiated our previous credit facility and closed an expanded five and a half year revolving credit facility (the “2014 Facility” or the “Revolving Credit Facility”). The lenders have extended commitments of $885,000 under the 2014 Facility as of June 30, 2017. The 2014 Facility includes an accordion feature which allows commitments to be increased up to $1,500,000 in the aggregate. The revolving period of the 2014 Facility extends through March 2019, with an additional one year amortization period (with distributions allowed) after the completion of the revolving period. During such one year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the one year amortization period, the remaining balance will become due, if required by the lenders.
The 2014 Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum equity requirements. The 2014 Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the 2014 Facility. The 2014 Facility also requires the maintenance of a minimum liquidity requirement. As of June 30, 2017, we were in compliance with the applicable covenants.
Interest on borrowings under the 2014 Facility is one-month LIBOR plus 225 basis points. Additionally, the lenders charge a fee on the unused portion of the 2014 Facility equal to either 50 basis points if at least 35% of the credit facility is drawn or 100 basis points otherwise. The 2014 Facility requires us to pledge assets as collateral in order to borrow under the credit facility.

As of June 30, 2017 and June 30, 2016, we had $665,409 and $538,456, respectively, available to us for borrowing under the Revolving Credit Facility, of which nothing was outstanding at either date. As additional eligible investments are transferred to PCF and pledged under the Revolving Credit Facility, PCF will generate additional availability up to the current commitment amount of $885,000. As of June 30, 2017, the investments, including cash and money market funds, used as collateral for the Revolving Credit Facility had an aggregate fair value of $1,618,986, which represents 26.3% of our total investments, including cash and money market funds. These assets are held and owned by PCF, a bankruptcy remote special purpose entity, and as such, these investments are not available to our general creditors. The release of any assets from PCF requires the approval of the facility agent.
In connection with the origination and amendments of the Revolving Credit Facility, we incurred $12,405 of new fees and $3,539 were carried over for continuing participants from the previous facility, all of which are being amortized over the term of the facility in accordance with ASC 470-50. As of June 30, 2017, $4,779 remains to be amortized and is reflected as deferred financing costs on the Consolidated Statements of Assets and Liabilities.
During the years ended June 30, 2017, 2016 and 2015, we recorded $12,173, $13,213 and $14,424, respectively, of interest costs, unused fees and amortization of financing costs on the Revolving Credit Facility as interest expense.
Note 5. Convertible Notes
On December 21, 2010, we issued $150,000 aggregate principal amount of convertible notes that matured on December 15, 2015 (the “2015 Notes”). The 2015 Notes bore interest at a rate of 6.25% per year, payable semi-annually on June 15 and December 15 of each year, beginning June 15, 2011. Total proceeds from the issuance of the 2015 Notes, net of underwriting discounts and offering costs, were $145,200. On December 15, 2015, we repaid the outstanding principal amount of the 2015 Notes, plus interest. No gain or loss was realized on the transaction.
On February 18, 2011, we issued $172,500 aggregate principal amount of convertible notes that mature on August 15, 2016 (the “2016 Notes”), unless previously converted or repurchased in accordance with their terms. The 2016 Notes bore interest at a rate of 5.50% per year, payable semi-annually on February 15 and August 15 of each year, beginning August 15, 2011. Total proceeds from the issuance of the 2016 Notes, net of underwriting discounts and offering costs, were $167,325. Between January 30, 2012 and February 2, 2012, we repurchased $5,000 aggregate principal amount of the 2016 Notes at a price of 97.5, including commissions. The transactions resulted in our recognizing $10 of loss in the year ended June 30, 2012. On August 15, 2016, we repaid the outstanding principal amount of the 2016 Notes, plus interest. No gain or loss was realized on the transaction.
On April 16, 2012, we issued $130,000 aggregate principal amount of convertible notes that mature on October 15, 2017 (the “2017 Notes”), unless previously converted or repurchased in accordance with their terms. The 2017 Notes bear interest at a rate of 5.375% per year, payable semi-annually on April 15 and October 15 of each year, beginning October 15, 2012. Total proceeds from the issuance of the 2017 Notes, net of underwriting discounts and offering costs, were $126,035. On March 28, 2016, we repurchased $500 aggregate principal amount of the 2017 Notes at a price of 98.25, including commissions. The transaction resulted in our recognizing a $9 gain for the period ended March 31, 2016. On April 6, 2017, we repurchased $78,766 aggregate principal amount of the 2017 Notes at a price of 102.0, including commissions. The transaction resulted in our recognizing a $1,786 loss during the three months ended June 30, 2017.
On August 14, 2012, we issued $200,000 aggregate principal amount of convertible notes that mature on March 15, 2018 (the “2018 Notes”), unless previously converted or repurchased in accordance with their terms. The 2018 Notes bear interest at a rate of 5.75% per year, payable semi-annually on March 15 and September 15 of each year, beginning March 15, 2013. Total proceeds from the issuance of the 2018 Notes, net of underwriting discounts and offering costs, were $193,600. On April 6, 2017, we repurchased $114,581 aggregate principal amount of the 2018 Notes at a price of 103.5, including commissions. The transaction resulted in our recognizing a $4,700 loss during the three months ended June 30, 2017.
On December 21, 2012, we issued $200,000 aggregate principal amount of convertible notes that mature on January 15, 2019 (the “2019 Notes”), unless previously converted or repurchased in accordance with their terms. The 2019 Notes bear interest at a rate of 5.875% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2013. Total proceeds from the issuance of the 2019 Notes, net of underwriting discounts and offering costs, were $193,600.
On April 11, 2014, we issued $400,000 aggregate principal amount of convertible notes that mature on April 15, 2020 (the “2020 Notes”), unless previously converted or repurchased in accordance with their terms. The 2020 Notes bear interest at a rate of 4.75% per year, payable semi-annually on April 15 and October 15 each year, beginning October 15, 2014. Total proceeds from the issuance of the 2020 Notes, net of underwriting discounts and offering costs, were $387,500. On January 30, 2015, we repurchased $8,000 aggregate principal amount of the 2020 Notes at a price of 93.0, including commissions. As a result of this transaction, we recorded a gain of $332, in the amount of the difference between the reacquisition price and the net carrying amount of the notes, net of the proportionate amount of unamortized debt issuance costs.
On April 11, 2017, we issued $225,000 aggregate principal amount of convertible notes that mature on July 15, 2022 (the “2022 Notes”), unless previously converted or repurchased in accordance with their terms. The 2022 Notes bear interest at a rate of 4.95% per year, payable semi-annually on January 15 and July 15 each year, beginning July 15, 2017. Total proceeds from the issuance of the 2022 Notes, net of underwriting discounts and offering costs, were $218,010.
Certain key terms related to the convertible features for the 2017 Notes, the 2018 Notes, the 2019 Notes, the 2020 Notes and the 2022 Notes (collectively, the “Convertible Notes”) are listed below.

	2017 Notes	2018 Notes	2019 Notes	2020 Notes	2022 Notes
Initial conversion rate(1)	85.8442	82.3451	79.7766	80.6647	100.2305
Initial conversion price	$11.65	$12.14	$12.54	$12.40	$9.98
Conversion rate at June 30, 2017(1)(2)	87.7516	84.1497	79.8360	80.6670	100.2305
Conversion price at June 30, 2017(2)(3)	$11.40	$11.88	$12.53	$12.40	$9.98
Last conversion price calculation date	4/16/2017	8/14/2016	12/21/2016	4/11/2017	4/11/2017
Dividend threshold amount (per share)(4)	$0.101500	$0.101600	$0.110025	$0.110525	$0.083330

(1)	Conversion rates denominated in shares of common stock per $1 principal amount of the Convertible Notes converted.

(2)	Represents conversion rate and conversion price, as applicable, taking into account certain de minimis adjustments that will be made on the conversion date.

(3)	The conversion price will increase only if the current monthly dividends (per share) exceed the dividend threshold amount (per share).

(4)
The conversion rate is increased if monthly cash dividends paid to common shares exceed the monthly dividend threshold amount, subject to adjustment. Current dividend rates are at or below the minimum dividend threshold amount for further conversion rate adjustments for all bonds.

Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the notes surrendered for conversion representing accrued and unpaid interest to, but not including, the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the Convertible Notes.
No holder of Convertible Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. We will not issue any shares in connection with the conversion or redemption of the Convertible Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.
Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Convertible Notes upon a fundamental change at a price equal to 100% of the principal amount of the Convertible Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, upon a fundamental change that constitutes a non-stock change of control we will also pay holders an amount in cash equal to the present value of all remaining interest payments (without duplication of the foregoing amounts) on such Convertible Notes through and including the maturity date.
In connection with the issuance of the Convertible Notes, we incurred $31,884 of fees which are being amortized over the terms of the notes, of which $15,512 remains to be amortized and is included as a reduction within Convertible Notes on the Consolidated Statement of Assets and Liabilities as of June 30, 2017.
During the years ended June 30, 2017, 2016 and 2015, we recorded $55,217, $68,966 and $74,365, respectively, of interest costs and amortization of financing costs on the Convertible Notes as interest expense.
Note 6. Public Notes
On March 15, 2013, we issued $250,000 aggregate principal amount of unsecured notes that mature on March 15, 2023 (the “2023 Notes”). The 2023 Notes bear interest at a rate of 5.875% per year, payable semi-annually on March 15 and September 15 of each year, beginning September 15, 2013. Total proceeds from the issuance of the 2023 Notes, net of underwriting discounts and offering costs, were $243,641.

On April 7, 2014, we issued $300,000 aggregate principal amount of unsecured notes that mature on July 15, 2019 (the “5.00% 2019 Notes”). Included in the issuance is $45,000 of Prospect Capital InterNotes® that were exchanged for the 5.00% 2019 Notes. The 5.00% 2019 Notes bear interest at a rate of 5.00% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2014. Total proceeds from the issuance of the 5.00% 2019 Notes, net of underwriting discounts and offering costs, were $295,998.
On December 10, 2015, we issued $160,000 aggregate principal amount of unsecured notes that mature on June 15, 2024 (the “2024 Notes”). The 2024 Notes bear interest at a rate of 6.25% per year, payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning March 15, 2016. Total proceeds from the issuance of the 2024 Notes, net of underwriting discounts and offering costs, were $155,043. On June 16, 2016, we entered into an at-the-market program with FBR Capital Markets & Co. through which we could sell, by means of at-the-market offerings, from time to time, up to $100,000 in aggregate principal amount of our existing 2024 Notes. As of June 30, 2017, we issued $199,281 in aggregate principal amount of our 2024 Notes for net proceeds of $193,253 after commissions and offering costs.
The 2023 Notes, the 5.00% 2019 Notes, and the 2024 Notes (collectively, the “Public Notes”) are direct unsecured obligations and rank equally with all of our unsecured indebtedness from time to time outstanding.
In connection with the issuance of the 2023 Notes, the 5.00% 2019 Notes, and the 2024 Notes, we incurred $13,613 of fees which are being amortized over the term of the notes, of which $9,091 remains to be amortized and is included as a reduction within Public Notes on the Consolidated Statement of Assets and Liabilities as of June 30, 2017.
During the years ended June 30, 2017, 2016 and 2015, we recorded $43,898, $36,859 and $37,063, respectively, of interest costs and amortization of financing costs on the Public Notes as interest expense.
Note 7. Prospect Capital InterNotes®
On February 16, 2012, we entered into a selling agent agreement (the “Selling Agent Agreement”) with Incapital LLC, as purchasing agent for our issuance and sale from time to time of up to $500,000 of Prospect Capital InterNotes® (the “InterNotes® Offering”), which was increased to $1,500,000 in May 2014. Additional agents may be appointed by us from time to time in connection with the InterNotes® Offering and become parties to the Selling Agent Agreement.
These notes are direct unsecured obligations and rank equally with all of our unsecured indebtedness from time to time outstanding. Each series of notes will be issued by a separate trust. These notes bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance.
During the year ended June 30, 2017, we issued $138,882 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $137,150. The following table summarizes the Prospect Capital InterNotes® issued during the year ended June 30, 2017.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$138,882	4.75%–5.50%	5.08%	July 15, 2021 – June 15, 2022
During the year ended June 30, 2016, we issued $88,435 aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of $87,141. These notes were issued with stated interest rates ranging from 4.63% to 6.00% with a weighted average interest rate of 5.18%. These notes mature between July 15, 2020 and December 15, 2025. The following table summarizes the Prospect Capital InterNotes® issued during the year ended June 30, 2016.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$51,503	4.63%–6.00%	5.12%	July 15, 2020 – June 15, 2021
6.5	35,155	5.10%–5.25%	5.25%	January 15, 2022 – May 15, 2022
7	990	5.63%–6.00%	5.77%	November 15, 2022 – December 15, 2022
10	787	5.13%–6.00%	5.33%	November 15, 2025 – December 15, 2025
	$88,435

During the year ended June 30, 2017, we redeemed $49,497 aggregate principal amount of Prospect Capital InterNotes® at par with a weighted average interest rate of 4.87% in order to replace debt with shorter maturity dates. During the year ended June 30, 2017, we repaid $8,880 aggregate principal amount of Prospect Capital InterNotes® at par in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. As a result of these transactions, we recorded a loss in the amount of the unamortized debt issuance costs. The net loss on the extinguishment of Prospect Capital InterNotes® in the year ended June 30, 2017 was $525. The following table summarizes the Prospect Capital InterNotes® outstanding as of June 30, 2017.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
4	$39,038	3.75%–4.00%	3.92%	November 15, 2017 – May 15, 2018
5	354,805	4.25%–5.50%	5.00%	July 15, 2018 – June 15, 2022
5.2	4,440	4.63%	4.63%	August 15, 2020 – September 15, 2020
5.3	2,686	4.63%	4.63%	September 15, 2020
5.4	5,000	4.75%	4.75%	August 15, 2019
5.5	109,068	4.25%–5.00%	4.67%	February 15, 2019 – November 15, 2020
6	2,182	4.88%	4.88%	April 15, 2021 – May 15, 2021
6.5	40,702	5.10%–5.50%	5.24%	February 15, 2020 – May 15, 2022
7	191,356	4.00%–6.55%	5.38%	June 15, 2019 – December 15, 2022
7.5	1,996	5.75%	5.75%	February 15, 2021
10	37,509	4.27%–7.00%	6.20%	March 15, 2022 – December 15, 2025
12	2,978	6.00%	6.00%	November 15, 2025 – December 15, 2025
15	17,245	5.25%–6.00%	5.36%	May 15, 2028 – November 15, 2028
18	21,532	4.13%–6.25%	5.47%	December 15, 2030 – August 15, 2031
20	4,248	5.63%–6.00%	5.84%	November 15, 2032 – October 15, 2033
25	34,218	6.25%–6.50%	6.39%	August 15, 2038 – May 15, 2039
30	111,491	5.50%–6.75%	6.22%	November 15, 2042 – October 15, 2043
	$980,494

During the year ended June 30, 2016, we repaid $7,069 aggregate principal amount of Prospect Capital InterNotes® at par in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. As a result of these transactions, we recorded a loss in the amount of the difference between the reacquisition price and the net carrying amount of the notes, net of the proportionate amount of unamortized debt issuance costs. The net gain on the extinguishment of Prospect Capital InterNotes® in the year ended June 30, 2016 was $215.

The following table summarizes the Prospect Capital InterNotes® outstanding as of June 30, 2016.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
3	$5,710	4.00%	4.00%	October 15, 2016
3.5	3,109	4.00%	4.00%	April 15, 2017
4	45,690	3.75%–4.00%	3.92%	November 15, 2017 – May 15, 2018
5	259,191	4.25%–5.75%	4.95%	July 15, 2018 – June 15, 2021
5.2	4,440	4.63%	4.63%	August 15, 2020 – September 15, 2020
5.3	2,686	4.63%	4.63%	September 15, 2020
5.4	5,000	4.75%	4.75%	August 15, 2019
5.5	109,808	4.25%–5.00%	4.65%	February 15, 2019 – November 15, 2020
6	2,197	3.38%	3.38%	April 15, 2021 – May 15, 2021
6.5	40,867	5.10%–5.50%	5.24%	February 15, 2020 – May 15, 2022
7	192,076	4.00%–6.55%	5.13%	June 15, 2019 – December 15, 2022
7.5	1,996	5.75%	5.75%	February 15, 2021
10	37,533	3.62%–7.00%	6.11%	March 15, 2022 – December 15, 2025
12	2,978	6.00%	6.00%	November 15, 2025 – December 15, 2025
15	17,325	5.25%–6.00%	5.36%	May 15, 2028 – November 15, 2028
18	22,303	4.13%–6.25%	5.53%	December 15, 2030 – August 15, 2031
20	4,462	5.63%–6.00%	5.89%	November 15, 2032 – October 15, 2033
25	35,110	6.25%–6.50%	6.39%	August 15, 2038 – May 15, 2039
30	116,327	5.50%–6.75%	6.23%	November 15, 2042 – October 15, 2043
	$908,808
In connection with the issuance of Prospect Capital InterNotes®, we incurred $24,284 of fees which are being amortized over the term of the notes, of which $14,240 remains to be amortized and is included as a reduction within Prospect Capital InterNotes® on the Consolidated Statement of Assets and Liabilities as of June 30, 2017.
During the years ended June 30, 2017, 2016 and 2015, we recorded $53,560, $48,681 and $44,808, respectively, of interest costs and amortization of financing costs on the Prospect Capital InterNotes® as interest expense.

Note 8. Fair Value and Maturity of Debt Outstanding
The following table shows our outstanding debt as of June 30, 2017.

	Principal Outstanding	Unamortized Discount & Debt Issuance Costs	Net Carrying Value		Fair Value (1)		Effective Interest Rate
Revolving Credit Facility(2)	$—	$4,779	$—	(3)	$—		1ML+2.25%	(6)

2017 Notes	50,734	77	50,657		51,184	(4)	5.91%	(7)
2018 Notes	85,419	394	85,025		87,660	(4)	6.42%	(7)
2019 Notes	200,000	1,846	198,154		206,614	(4)	6.51%	(7)
2020 Notes	392,000	6,458	385,542		394,689	(4)	5.38%	(7)
2022 Notes	225,000	6,737	218,263		223,875	(4)	5.63%	(7)
Convertible Notes	953,153		937,641		964,022

5.00% 2019 Notes	300,000	1,705	298,295		308,439	(4)	5.29%	(7)
2023 Notes	250,000	4,087	245,913		258,045	(4)	6.22%	(7)
2024 Notes	199,281	5,189	194,092		207,834	(4)	6.72%	(7)
Public Notes	749,281		738,300		774,318

Prospect Capital InterNotes®	980,494	14,240	966,254		1,003,852	(5)	5.55%	(8)
Total	$2,682,928		$2,642,195		$2,742,192

(1)
As permitted by ASC 825-10-25, we have not elected to value our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® at fair value. The fair value of these debt obligations are categorized as Level 2 under ASC 820 as of June 30, 2017.

(2)	The maximum draw amount of the Revolving Credit facility as of June 30, 2017 is $885,000.

(3)	Net Carrying Value excludes deferred financing costs associated with the Revolving Credit Facility. See Note 2 for accounting policy details.

(4)	We use available market quotes to estimate the fair value of the Convertible Notes and Public Notes.

(5)	The fair value of Prospect Capital InterNotes® is estimated by discounting remaining payments using current Treasury rates plus spread.

(6)	Represents the rate on drawn down and outstanding balances. Deferred debt issuance costs are amortized on a straight-line method over the stated life of the obligation.

(7)
The effective interest rate is equal to the effect of the stated interest, the accretion of original issue discount and amortization of debt issuance costs. For the 2024 Notes, the rate presented is a combined effective interest rate of the 2024 Notes and 2024 Notes Follow-on Program.

(8)
For the Prospect Capital InterNotes®, the rate presented is the weighted average effective interest rate. Interest expense and deferred debt issuance costs, which are amortized on a straight-line method over the stated life of the obligation, are weighted against the average year-to-date principal balance.

The following table shows our outstanding debt as of June 30, 2016.

	Principal Outstanding	Unamortized Discount & Debt Issuance Costs	Net Carrying Value		Fair Value (1)		Effective Interest Rate
Revolving Credit Facility(2)	$—	$7,525	$—	(3)	$—		1ML+2.25%	(6)

2016 Notes	167,500	141	167,359		167,081	(4)	6.18%	(7)
2017 Notes	129,500	852	128,648		130,762	(4)	5.91%	(7)
2018 Notes	200,000	2,162	197,838		204,000	(4)	6.42%	(7)
2019 Notes	200,000	2,952	197,048		202,000	(4)	6.51%	(7)
2020 Notes	392,000	8,532	383,468		376,881	(4)	5.38%	(7)
Convertible Notes	1,089,000		1,074,361		1,080,724

2023 Notes	250,000	4,670	245,330		252,355	(4)	6.22%	(7)
5.00% 2019 Notes	300,000	2,476	297,524		302,442	(4)	5.29%	(7)
2024 Notes	161,380	4,866	156,514		159,250	(4)	6.52%	(7)
Public Notes	711,380		699,368		714,047

Prospect Capital InterNotes®	908,808	15,598	893,210		894,840	(5)	5.51%	(8)
Total	$2,709,188		$2,666,939		$2,689,611

(1)
As permitted by ASC 825-10-25, we have not elected to value our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® at fair value. The fair value of these debt obligations are categorized as Level 2 under ASC 820 as of June 30, 2016.

(2)	The maximum draw amount of the Revolving Credit facility as of June 30, 2016 is $885,000.

(3)	Net Carrying Value excludes deferred financing costs associated with the Revolving Credit Facility. See Note 2 for accounting policy details.

(4)	We use available market quotes to estimate the fair value of the Convertible Notes and Public Notes.

(5)	The fair value of Prospect Capital InterNotes® is estimated by discounting remaining payments using current Treasury rates plus spread.

(6)	Represents the rate on drawn down and outstanding balances. Deferred debt issuance costs are amortized on a straight-line method over the stated life of the obligation.

(7)
The effective interest rate is equal to the effect of the stated interest, the accretion of original issue discount and amortization of debt issuance costs. For the 2024 Notes, the rate presented is a combined effective interest rate of the 2024 Notes and 2024 Notes Follow-on Program.

(8)
For the Prospect Capital InterNotes®, the rate presented is the weighted average effective interest rate. Interest expense and deferred debt issuance costs, which are amortized on a straight-line method over the stated life of the obligation, are weighted against the average year-to-date principal balance.

The following table shows the contractual maturities of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of June 30, 2017.

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$—	$—	$—	$—	$—
Convertible Notes	953,153	136,153	592,000	—	225,000
Public Notes	749,281	—	300,000	—	449,281
Prospect Capital InterNotes®	980,494	39,038	325,661	399,490	216,305
Total Contractual Obligations	$2,682,928	$175,191	$1,217,661	$399,490	$890,586

The following table shows the contractual maturities of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of June 30, 2016.

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$—	$—	$—	$—	$—
Convertible Notes	1,089,000	167,500	529,500	392,000	—
Public Notes	711,380	—	—	300,000	411,380
Prospect Capital InterNotes®	908,808	8,819	257,198	360,599	282,192
Total Contractual Obligations	$2,709,188	$176,319	$786,698	$1,052,599	$693,572
Note 9. Stock Repurchase Program, Equity Offerings, Offering Expenses, and Distributions
On August 24, 2011, our Board of Directors approved a share repurchase plan (the “Repurchase Program”) under which we may repurchase up to $100,000 of our common stock at prices below our net asset value per share. Prior to any repurchase, we are required to notify shareholders of our intention to purchase our common stock. Our last notice was delivered with our annual proxy mailing on September 21, 2016 and our most recent notice was delivered with a shareholder letter mailing on August 2, 2017. This notice extends for six months after the date that notice is delivered.
We did not repurchase any shares of our common stock for the year ended June 30, 2017.

During the year ended June 30, 2016, we repurchased 4,708,750 shares of our common stock pursuant to the Repurchase Program. Our NAV per share was increased by approximately $0.02 for the year ended June 30, 2016 as a result of the share repurchases. The following table summarizes our share repurchases under our Repurchase Program for the year ended June 30, 2016.

Repurchases of Common Stock	Year Ended June 30, 2016
Dollar amount repurchased	$34,140
Shares Repurchased	4,708,750
Weighted average price per share	$7.25
Weighted average discount to June 30, 2015 Net Asset Value	30%
There were no repurchases made for the years ended June 30, 2017 and 2015 under our Repurchase Program.
As of June 30, 2017, the approximate dollar value of shares that may yet be purchased under the plan is $65,860.
Excluding dividend reinvestments, during the years ended June 30, 2017 and June 30, 2016, we did not issue any shares of our common stock. Excluding dividend reinvestments, we issued 14,845,556 shares of our common stock during the year ended June 30, 2015. The following table summarizes our issuances of common stock during the year ended June 30, 2015.

Issuances of Common Stock	Number of Shares Issued	Gross Proceeds	Underwriting Fees	Offering Expenses	Average Offering Price
During the year ended June 30, 2015:
September 11, 2014 – November 3, 2014(1)	9,490,975	$95,149	$474	$175	$10.03
November 17, 2014 – December 3, 2014(1)	5,354,581	51,678	268	469	9.65

(1)	Shares were issued in connection with our at-the-market offering program which we enter into from time to time with various counterparties.
Our shareholders’ equity accounts as of June 30, 2017, June 30, 2016 and June 30, 2015 reflect cumulative shares issued, net of shares repurchased, as of those respective dates. Our common stock has been issued through public offerings, a registered direct offering, the exercise of over-allotment options on the part of the underwriters, our dividend reinvestment plan and in connection with the acquisition of certain controlled portfolio companies. When our common stock is issued, the related offering expenses have been charged against paid-in capital in excess of par. All underwriting fees and offering expenses were borne by us.
On November 3, 2016, our Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration Statement, we can issue up to $4,691,212 of additional debt and equity securities in the public market as of June 30, 2017.

During the years ended June 30, 2017 and June 30, 2016, we distributed approximately $358,987 and $356,110, respectively, to our stockholders. The following table summarizes our distributions declared and payable for the year ended June 30, 2016 and June 30, 2017.

Declaration Date	Record Date	Payment Date	Amount Per Share	Amount Distributed (in thousands)
5/6/2015	7/31/2015	8/20/2015	$0.083330	$29,909
5/6/2015	8/31/2015	9/17/2015	0.083330	29,605
8/24/2015	9/30/2015	10/22/2015	0.083330	29,601
8/24/2015	10/30/2015	11/19/2015	0.083330	29,600
11/4/2015	11/30/2015	12/24/2015	0.083330	29,611
11/4/2015	12/31/2015	1/21/2016	0.083330	29,616
11/4/2015	1/29/2016	2/18/2016	0.083330	29,641
2/9/2016	2/29/2016	3/24/2016	0.083330	29,663
2/9/2016	3/31/2016	4/21/2016	0.083330	29,674
2/9/2016	4/29/2016	5/19/2016	0.083330	29,702
5/9/2016	5/31/2016	6/23/2016	0.083330	29,730
5/9/2016	6/30/2016	7/21/2016	0.083330	29,758
Total declared and payable for the year ended June 30, 2016				$356,110

5/9/2016	7/29/2016	8/18/2016	$0.083330	$29,783
5/9/2016	8/31/2016	9/22/2016	0.083330	29,809
8/25/2016	9/30/2016	10/20/2016	0.083330	29,837
8/25/2016	10/31/2016	11/17/2016	0.083330	29,863
11/8/2016	11/30/2016	12/22/2016	0.083330	29,890
11/8/2016	12/30/2016	1/19/2017	0.083330	29,915
11/8/2016	1/31/2017	2/16/2017	0.083330	29,940
2/7/2017	2/28/2017	3/23/2017	0.083330	29,963
2/7/2017	3/31/2017	4/20/2017	0.083330	29,989
2/7/2017	4/28/2017	5/18/2017	0.083330	29,994
5/9/2017	5/31/2017	6/22/2017	0.083330	29,999
5/9/2017	6/30/2017	7/20/2017	0.083330	30,005
Total declared and payable for the year ended June 30, 2017				$358,987
Dividends and distributions to common stockholders are recorded on the ex-dividend date. As such, the table above includes distributions with record dates during years ended June 30, 2017 and June 30, 2016. It does not include distributions previously declared to stockholders of record on any future dates, as those amounts are not yet determinable. The following dividends were previously declared and will be recorded and payable subsequent to June 30, 2017:

•	$0.08333 per share for July 2017 to holders of record on July 31, 2017 with a payment date of August 24, 2017.

•	$0.08333 per share for August 2017 to holders of record on August 31, 2017 with a payment date of September 21, 2017.
During the years ended June 30, 2017 and June 30, 2016, we issued 2,969,702 and 2,725,222 shares of our common stock, respectively, in connection with the dividend reinvestment plan.
On February 9, 2016, we amended our dividend reinvestment plan that provided for reinvestment of our dividends or distributions on behalf of our stockholders, unless a stockholder elects to receive cash, to add the ability of stockholders to purchase additional shares by making optional cash investments. Under the revised dividend reinvestment and direct stock repurchase plan, stockholders may elect to purchase additional shares through our transfer agent in the open market or in negotiated transactions.

During the year ended June 30, 2017, Prospect officers purchased 2,104,740 shares of our stock, or 0.6% of total outstanding shares as of June 30, 2017, both through the open market transactions and shares issued in connection with our dividend reinvestment plan.
As of June 30, 2017, we have reserved 81,780,516 shares of our common stock for issuance upon conversion of the Convertible Notes (see Note 5).
Note 10. Other Income
Other income consists of structuring fees, overriding royalty interests, revenue receipts related to net profit interests, deal deposits, administrative agent fees, and other miscellaneous and sundry cash receipts. The following table shows income from such sources during the years ended June 30, 2017, 2016 and 2015.

	Year Ended June 30,
	2017	2016	2015
Structuring and amendment fees (refer to Note 3)	$20,419	$26,207	$28,562
Royalty and Net Revenue interests	5,547	6,853	5,219
Administrative agent fees	684	794	666
Total Other Income	$26,650	$33,854	$34,447
Note 11. Net Increase in Net Assets per Share
The following information sets forth the computation of net increase in net assets resulting from operations per share during the years ended June 30, 2017, 2016 and 2015.

	Year Ended June 30,
	2017	2016	2015
Net increase in net assets resulting from operations	$252,906	$103,362	$346,339
Weighted average common shares outstanding	358,841,714	356,134,297	353,648,522
Net increase in net assets resulting from operations per share	$0.70	$0.29	$0.98
Note 12. Income Taxes
While our fiscal year end for financial reporting purposes is June 30 of each year, our tax year end is August 31 of each year. The information presented in this footnote is based on our tax year end for each period presented, unless otherwise specified.
For income tax purposes, dividends paid and distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The tax character of dividends paid to shareholders during the tax years ended August 31, 2016, 2015 and 2014 were as follows:

	Tax Year Ended August 31,
	2016	2015	2014
Ordinary income	$355,985	$413,640	$413,051
Capital gain	—	—	—
Return of capital	—	—	—
Total distributions paid to shareholders	$355,985	$413,640	$413,051
We generate certain types of income that may be exempt from U.S. withholding tax when distributed to non-U.S. shareholders. Under IRC Section 871(k), a RIC is permitted to designate distributions of qualified interest income and short-term capital gains as exempt from U.S. withholding tax when paid to non-U.S. shareholders with proper documentation. For the 2017 calendar year, 59.35% of our distributions as of June 30, 2017 qualified as interest related dividends which are exempt from U.S. withholding tax applicable to non U.S. shareholders.

For the tax year ending August 31, 2017, the tax character of dividends paid to shareholders through June 30, 2017 is expected to be ordinary income. Because of the difference between our fiscal and tax year ends, the final determination of the tax character of dividends will not be made until we file our tax return for the tax year ending August 31, 2017.

Taxable income generally differs from net increase in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized. The following reconciles the net increase in net assets resulting from operations to taxable income for the tax years ended August 31, 2016, 2015 and 2014:

	Tax Year Ended August 31,
	2016	2015	2014
Net increase in net assets resulting from operations	$262,831	$360,572	$317,671
Net realized loss on investments	22,666	164,230	28,244
Net unrealized losses (gains) on investments	73,181	(157,745)	24,638
Other temporary book-to-tax differences	(56,036)	98,289	(9,122)
Permanent differences	2,489	2,436	(4,317)
Taxable income before deductions for distributions	$305,131	$467,782	$357,114
Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. The Regulated Investment Company Modernization Act (the “RIC Modernization Act”) was enacted on December 22, 2010. Under the RIC Modernization Act, capital losses incurred by taxpayers in taxable years beginning after the date of enactment will be allowed to be carried forward indefinitely and are allowed to retain their character as either short-term or long-term losses. As such, the capital loss carryforwards generated by us after the August 31, 2011 tax year will not be subject to expiration. Any losses incurred in post-enactment tax years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As of August 31, 2016, we had capital loss carryforwards of approximately $314,625 available for use in later tax years. Of the amount available as of August 31, 2016, $32,612 and $46,156 will expire on August 31, 2017 and 2018, respectively, and $235,857 is not subject to expiration. The unused balance each year will be carried forward and utilized as gains are realized, subject to limitations. While our ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, some of our capital loss carryforwards may become permanently unavailable due to limitations by the Code.
For the tax year ended August 31, 2016, we had cumulative taxable income in excess of cumulative distributions of $52,759 for which we elected a spillback dividend.
As of June 30, 2017, the cost basis of investments for tax purposes was $5,999,218 resulting in estimated gross unrealized gains and losses of $337,903 and $498,816, respectively. As of June 30, 2016, the cost basis of investments for tax purposes was $6,175,709 resulting in estimated gross unrealized gains and losses of $192,035 and $470,036, respectively. Due to the difference between our fiscal year end and tax year end, the cost basis of our investments for tax purposes as of June 30, 2017 and June 30, 2016 was calculated based on the book cost of investments as of June 30, 2017 and June 30, 2016, respectively, with cumulative book-to-tax adjustments for investments through August 31, 2016 and 2015, respectively.
In general, we may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include merger-related items, differences in the book and tax basis of certain assets and liabilities, and nondeductible federal excise taxes, among other items. During the tax year ended August 31, 2016, we decreased overdistributed net investment income by $2,489, increased accumulated net realized loss on investments by $1,296 and decreased capital in excess of par value by $1,193. During the tax year ended August 31, 2015, we decreased overdistributed net investment income by $2,435, increased accumulated net realized loss on investments by $8,542 and increased capital in excess of par value by $6,107. Due to the difference between our fiscal and tax year end, the reclassifications for the taxable year ended August 31, 2016 is being recorded in the fiscal year ending June 30, 2017 and the reclassifications for the taxable year ended August 31, 2015 were recorded in the fiscal year ended June 30, 2016.
Note 13. Related Party Agreements and Transactions
Investment Advisory Agreement
We have entered into an investment advisory and management agreement with the Investment Adviser (the “Investment Advisory Agreement”) under which the Investment Adviser, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, us. Under the terms of the Investment Advisory Agreement, the Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.

The Investment Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Investment Adviser receives a fee from us, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% on our total assets. For services currently rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.
The total gross base management fee incurred to the favor of the Investment Adviser was $124,077, $128,416 and $134,760 during the years ended June 30, 2017, 2016 and 2015, respectively.
The Investment Adviser has entered into a servicing agreement with certain institutions that purchased loans with us, where we serve as the agent and collect a servicing fee on behalf of the Investment Adviser. During the years ended June 30, 2017, 2016 and 2015 (beginning with the quarter ended June 30, 2015), we received payments of $1,203, $1,893 and $170, respectively, from these institutions, on behalf of the Investment Adviser, for providing such services under the servicing agreement. We were given a credit for these payments, which reduced the base management fees to $122,874, $126,523 and $134,590 for the years ended June 30, 2017, 2016 and 2015, respectively.
The incentive fee has two parts. The first part, the income incentive fee, is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital gains or losses. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.75% per quarter (7.00% annualized).
The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2.00% base management fee. We pay the Investment Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	No incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

•
100.00% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate); and

•
20.00% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate).

These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.00% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, we calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each investment that has been in our portfolio. For the purpose of this calculation, an “investment” is defined as the total of all rights and claims which may be asserted against a portfolio company arising from our participation in the debt, equity, and other financial instruments issued by that company. Aggregate realized capital gains, if any, equal the sum of the differences between the aggregate net sales price of each investment and the aggregate amortized cost basis of such investment when sold or otherwise disposed. Aggregate realized capital losses equal the sum of the amounts by which the aggregate net sales price of each investment is less than the aggregate amortized cost basis of such investment when sold or otherwise disposed. Aggregate unrealized capital depreciation equals the sum of the differences, if negative, between the aggregate valuation of each investment and the aggregate amortized cost basis of such investment as of the applicable calendar year-end. At the end of the applicable calendar year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee involves netting aggregate realized capital gains against aggregate realized capital losses on a since-inception basis and then reducing this amount by the aggregate unrealized capital depreciation. If this number is positive, then the capital gains incentive fee payable is equal to 20.00% of such amount, less the aggregate amount of any capital gains incentive fees paid since inception.
The total income incentive fee incurred was $76,520, $92,782 and $90,687 during the years ended June 30, 2017, 2016 and 2015, respectively. No capital gains incentive fee was incurred during the years ended June 30, 2017, 2016 and 2015.
Administration Agreement
We have also entered into an administration agreement (the “Administration Agreement”) with Prospect Administration under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for us. For providing these services, we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our Chief Financial Officer and Chief Compliance Officer and his staff, including the internal legal staff. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Prospect Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance (see Managerial Assistance section below). The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Prospect Administration is a wholly-owned subsidiary of the Investment Adviser.
The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration’s services under the Administration Agreement or otherwise as administrator for us. Our payments to Prospect Administration are reviewed quarterly by our Board of Directors.
The allocation of gross overhead expense from Prospect Administration was $22,882, $20,313 and $21,991 for the years ended June 30, 2017, 2016 and 2015, respectively. Prospect Administration received estimated payments of $8,760, $7,445 and $7,014 directly from our portfolio companies and certain funds managed by the Investment Adviser for legal, tax and portfolio level accounting services during the years ended June 30, 2017, 2016 and 2015, respectively. We were given a credit for these payments as a reduction of the administrative services cost payable by us to Prospect Administration. Had Prospect Administration not received these payments, Prospect Administration’s charges for its administrative services would have increased by these amounts. During the year ended June 30, 2017, other operating expenses in the amount of $876 incurred by us, which were attributable to CCPI Inc. (“CCPI”), have been reimbursed by CCPI and are reflected as an offset to our overhead allocation. No such reimbursements or expenses occurred during the years ended June 30, 2016 or June 30, 2015. During the year ended June 30, 2016, we renegotiated the managerial assistance agreement with First Tower LLC (“First Tower”) and reversed $1,200 of previously accrued managerial assistance at First Tower Delaware, $600 of which was expensed during the three months ended June 30, 2015, as the fee was paid by First Tower, which decreased our overhead expense. During the year ended June 30, 2016, we also incurred

$379 of overhead expense related to our consolidated entity SB Forging. Net overhead during the years ended June 30, 2017, 2016 and 2015 totaled $13,246, $12,647 and $14,977, respectively.
Managerial Assistance
As a BDC, we are obligated under the 1940 Act to make available to certain of our portfolio companies significant managerial assistance. “Making available significant managerial assistance” refers to any arrangement whereby we provide significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We are also deemed to be providing managerial assistance to all portfolio companies that we control, either by ourselves or in conjunction with others. The nature and extent of significant managerial assistance provided by us to controlled and non-controlled portfolio companies will vary according to the particular needs of each portfolio company. Examples of such activities include (i) advice on recruiting, hiring, management and termination of employees, officers and directors, succession planning and other human resource matters; (ii) advice on capital raising, capital budgeting, and capital expenditures; (iii) advice on advertising, marketing, and sales; (iv) advice on fulfillment, operations, and execution; (v) advice on managing relationships with unions and other personnel organizations, financing sources, vendors, customers, lessors, lessees, lawyers, accountants, regulators and other important counterparties; (vi) evaluating acquisition and divestiture opportunities, plant expansions and closings, and market expansions; (vii) participating in audit committee, nominating committee, board and management meetings; (viii) consulting with and advising board members and officers of portfolio companies (on overall strategy and other matters); and (ix) providing other organizational, operational, managerial and financial guidance.
Prospect Administration, when performing a managerial assistance agreement executed with each portfolio company to which we provide managerial assistance, arranges for the provision of such managerial assistance on our behalf. When doing so, Prospect Administration utilizes personnel of our Investment Adviser. We, on behalf of Prospect Administration, invoice portfolio companies receiving and paying for managerial assistance, and we remit to Prospect Administration its cost of providing such services, including the charges deemed appropriate by our Investment Adviser for providing such managerial assistance. No income is recognized by Prospect.
During the years ended June 30, 2017, 2016 and 2015, we received payments of $6,923, $6,102 and $5,126, respectively, from our portfolio companies for managerial assistance and subsequently remitted these amounts to Prospect Administration. During the year ended June 30, 2016, we reversed $1,200 of managerial assistance expense related to our consolidated entity First Tower Delaware which was included within allocation from Prospect Administration on our Consolidated Statement of Operations for the year ended June 30, 2015. The $1,200 was subsequently paid to Prospect Administration by First Tower LLC, the operating company. See Note 14 for further discussion.
Co-Investments
On February 10, 2014, we received an exemptive order from the SEC (the “Order”) that gave us the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Investment Adviser or certain affiliates, including Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc., subject to the conditions included therein. Under the terms of the relief permitting us to co-invest with other funds managed by our Investment Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Investment Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Investment Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, we will be unable to invest in any issuer in which one or more funds managed by the Investment Adviser or its affiliates has previously invested.
We reimburse CLO investment valuation services fees initially incurred by Priority Income Fund, Inc. During the years ended June 30, 2017, 2016 and 2015, we recognized expenses that were reimbursed for valuation services of $117, $113 and $72, respectively. Conversely, Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc. reimburse us for software fees, expenses which were initially incurred by Prospect. As of June 30, 2017, we accrued a receivable from Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc. for software fees of $14 that will be reimbursed to us. No such payable was recorded as of June 30, 2016 or June 30, 2015.

As of June 30, 2017, we had co-investments with Priority Income Fund, Inc. in the following CLO funds: Apidos CLO XXII, Babson CLO Ltd. 2014-III, Carlyle Global Market Strategies CLO 2016-3, Ltd., Cent CLO 21 Limited, CIFC Funding 2014-IV Investor, Ltd., CIFC Funding 2016-I, Ltd., Galaxy XVII CLO, Ltd., Halcyon Loan Advisors Funding 2014-2 Ltd., Halcyon Loan Advisors Funding 2015-3 Ltd., HarbourView CLO VII, Ltd., Jefferson Mill CLO Ltd., Mountain View CLO IX Ltd., Octagon Investment Partners XVIII, Ltd., Symphony CLO XIV Ltd., Voya IM CLO 2014-1 Ltd., Voya CLO 2016-3, Ltd., Voya CLO 2017-3, Ltd. and Washington Mill CLO Ltd; however HarbourView CLO VII, Ltd. and Octagon Investment Partners XVIII, Ltd. are not considered co-investments pursuant to the Order as they were purchased on the secondary market.
As of June 30, 2017, we had a co-investment with Pathway Energy Infrastructure Fund, Inc. in Carlyle Global Market Strategies CLO 2014-4, Ltd.; however, this investment is not considered a co-investment pursuant to the Order as it was purchased on the secondary market.
Note 14. Transactions with Controlled Companies
The descriptions below detail the transactions which Prospect Capital Corporation (“Prospect”) has entered into with each of our controlled companies. Certain of the controlled entities discussed below were consolidated effective July 1, 2014 (see Note 1). As such, transactions with these Consolidated Holding Companies are presented on a consolidated basis.
Airmall Inc.
Prospect owned 100% of the equity of AMU Holdings Inc. (“AMU”), a Consolidated Holding Company. AMU owned 98% of Airmall Inc. (f/k/a Airmall USA Holdings, Inc.) (“Airmall”). Airmall is a developer and manager of airport retail operations.
On August 1, 2014, Prospect sold its investments in Airmall for net proceeds of $51,379 and realized a loss of $3,473 on the sale. In addition, there is $6,000 being held in escrow, of which 98% is due to Prospect, which will be recognized as an additional realized loss if it is not received. Included in the net proceeds were $3,000 of structuring fees from Airmall related to the sale of the operating company which was recognized as other income during the year ended June 30, 2015. On October 22, 2014, Prospect received a tax refund of $665 related to its investment in Airmall and realized a gain of the same amount. On March 21, 2016, Prospect received $1,720 of the escrow proceeds which reduced the cost basis of the escrow receivable held on the balance sheet. On August 2, 2016, Prospect received the remaining escrow proceeds of $3,916, reducing the cost basis to zero.

In addition to the repayments noted above, the following amounts were paid from Airmall to Prospect and recorded by Prospect as repayment of loan receivable:

Year Ended June 30, 2015	$49

The following interest payments were accrued and paid from Airmall to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2015	$576

The following managerial assistance payments were paid from Airmall to Prospect and subsequently remitted to Prospect
Administration (no income was recognized by Prospect):

Year Ended June 30, 2015	$75

The following payments were paid from Airmall to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Airmall (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2015	$730

American Property REIT Corp.
APH Property Holdings, LLC (“APH”) owned 100% of the common equity of American Property REIT Corp. (f/k/a American Property Holdings Corp.) (“APRC”). Effective May 23, 2016, in connection with the merger of APRC and United Property REIT Corp. (“UPRC”) with and into National Property REIT Corp. (f/k/a National Property Holdings Corp.) (“NPRC”), APH and UPH Property Holdings, LLC (“UPH”) merged with and into NPH Property Holdings, LLC (“NPH”). Prospect owns 100% of the equity of NPH, a Consolidated Holding Company, and NPH owns 100% of the common equity of NPRC.

APRC was formed to hold for investment, operate, finance, lease, manage, and sell a portfolio of real estate assets and engage in any and all other activities as may be necessary, incidental or convenient to carry out the foregoing. APRC acquires real estate assets, including, but not limited to, industrial, commercial, and multi-family properties. APRC may acquire real estate assets directly or through joint ventures by making a majority equity investment in a property-owning entity (the “JV”).
On November 26, 2014, APRC transferred its investment in APH Carroll Resort, LLC to NPRC and the investment was renamed NPRC Carroll Resort, LLC. As a result, Prospect’s investments in APRC related to this property also transferred to NPRC. The investments transferred consisted of $10,237 of equity and $65,586 of debt. There was no gain or loss realized on the transaction.

On May 1, 2015, APRC transferred its investment in 5100 Live Oaks Blvd, LLC to NPRC. As a result, Prospect’s investments in APRC related to this property also transferred to NPRC. The investments transferred consisted of $2,748 of equity and $29,990 of debt. There was no gain or loss realized on the transaction.

On May 6, 2015, Prospect made a $1,475 investment in APRC, of which $1,381 was a Senior Term Loan and $94 was used to purchase additional common equity of APRC through APH. The proceeds were utilized by APRC to purchase additional ownership interest in its twelve multi-family properties for $1,473 and pay $2 of legal services provided by attorneys at Prospect Administration. The minority interest holder also invested an additional $17 in the JVs. The proceeds were used by the JVs to fund $1,490 of capital expenditures.

During the year ended June 30, 2015 Prospect received $8 as a return of capital on the equity investment in APRC.

On September 9, 2015, Prospect made a $799 investment in APRC used to purchase additional common equity of APRC through APH. The proceeds were utilized by APRC to purchase additional ownership interest in its twelve multi-family properties for $799. The minority interest holder also invested an additional $12 in the JVs. The proceeds were used by the JVs to fund $811 of capital expenditures.
On December 23, 2015, Prospect made a $1,469 investment in APRC used to purchase additional common equity of APRC through APH. The proceeds were utilized by APRC to purchase additional ownership interest in its eleven multi-family properties for $1,468 and pay $1 of legal services provided by attorneys at Prospect Administration. The minority interest holder also invested an additional $20 in the JVs. The proceeds were used by the JVs to fund $1,488 of capital expenditures.
On December 31, 2015, APRC made a partial repayment on the Senior Term Loan of $9,000 and declared a dividend of $11,016 that Prospect recorded as dividend income in connection with the sale of the Vista Palma Sola property.
On March 3, 2016, APRC used supplemental proceeds to make a partial repayment on the Senior Term Loan of $14,621.
On March 28, 2016, APRC used supplemental proceeds to make a partial repayment on the Senior Term Loan of $3,109.
On April 9, 2016, APRC used supplemental proceeds to make a partial repayment on the Senior Term Loan of $2,973.
Effective May 23, 2016, APRC and UPRC merged with and into NPRC, to consolidate all of our real estate holdings, with NPRC as the surviving entity. APRC and UPRC have been dissolved. No gain or loss was recognized upon the merger.

The following interest payments were accrued and paid from APRC to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2015	$14,757
Year Ended June 30, 2016	7,306
Year Ended June 30, 2017	—
Included above, the following payment-in-kind interest from APRC was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2015	$4,529
Year Ended June 30, 2016	558
Year Ended June 30, 2017	—

The following net revenue interest payments were paid from APRC to Prospect and recognized by Prospect as other income:

Year Ended June 30, 2015	$1,342
Year Ended June 30, 2016	899
Year Ended June 30, 2017	—
The following managerial assistance payments were paid from APRC to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2015	$590
Year Ended June 30, 2016	528
Year Ended June 30, 2017	—
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2016	$86
June 30, 2017	—
The following payments were paid from APRC to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to APRC (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2015	$301
Year Ended June 30, 2016	860
Year Ended June 30, 2017	—
Arctic Energy Services, LLC
Prospect owns 100% of the equity of Arctic Oilfield Equipment USA, Inc. (“Arctic Equipment”), a Consolidated Holding Company. Arctic Equipment owns 70% of the equity of Arctic Energy Services, LLC (“Arctic Energy”), with Ailport Holdings, LLC (“Ailport”) (100% owned and controlled by Arctic Energy management) owning the remaining 30% of the equity of Arctic Energy. Arctic Energy provides oilfield service personnel, well testing flowback equipment, frac support systems and other services to exploration and development companies in the Rocky Mountains.
On September 30, 2015, we restructured our investment in Arctic Energy. Concurrent with the restructuring, we exchanged our $31,640 senior secured loan and $20,230 subordinated loan for Class D and Class E equity in Arctic Energy.
During the three months ended December 31, 2016, Arctic Energy and CP Well Testing, LLC, a wholly owned subsidiary of CP Energy Services, Inc., entered into a loan agreement with each other. CP Well Testing, LLC provided a $1,200 senior secured loan to Arctic Energy, for the purpose of funding ongoing operations.
The following interest payments were accrued and paid from Arctic Energy to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2015	$6,721
Year Ended June 30, 2016	1,123
Year Ended June 30, 2017	—

The following managerial assistance payments were paid from Arctic Energy to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2015	$100
Year Ended June 30, 2016	50
Year Ended June 30, 2017	—

The following managerial assistance recognized had not yet been paid by Arctic Energy to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2016	$50
June 30, 2017	150
CCPI Inc.
Prospect owns 100% of the equity of CCPI Holdings Inc. (“CCPI Holdings”), a Consolidated Holding Company. CCPI Holdings owns 94.95% of the equity of CCPI Inc. (“CCPI”), with CCPI management owning the remaining 5.05% of the equity. CCPI owns 100% of each of CCPI Europe Ltd. and MEFEC B.V., and 45% of Gulf Temperature Sensors W.L.L.
During the year ended June 30, 2015, CCPI repurchased 30 shares of its common stock from a former CCPI executive, decreasing the number of shares outstanding and increasing Prospect’s ownership to 94.95%.

In June 2015, CCPI engaged Prospect to provide certain investment banking and financial advisory services in connection with a possible transaction. As compensation for the services provided, Prospect received $525 of advisory fees from CCPI which was recognized as other income during the year ended June 30, 2015.

During the three months ended September 30, 2015, CCPI repurchased 86 shares of its common stock from former CCPI executives. Additionally, certain CCPI executives exercised their option rights, purchasing 246 shares of CCPI common stock. These transactions increased the number of common shares outstanding by 160 shares and thus decreased Prospect’s ownership to 93.99%.
As of June 30, 2016, after the departure of a former CCPI executive, Prospect’s ownership of CCPI increased to 94.59%.

During the three months ended June 30, 2017, Prospect recognized $153 in other income related to amendment fee income.

The following amounts were paid from CCPI to Prospect and recorded by Prospect as repayment of loan receivable:

Year Ended June 30, 2015	$450
Year Ended June 30, 2016	4,450
Year Ended June 30, 2017	450
The following cash distributions were declared and paid from CCPI to Prospect and recognized as a return of capital by Prospect:

Year Ended June 30, 2015	$—
Year Ended June 30, 2016	1,918
Year Ended June 30, 2017	—
During the year ended June 30, 2017, Prospect reclassified $123 of return of capital received from CCPI in prior periods as dividend income.

The following dividends were declared and paid from CCPI to Prospect and recognized as dividend income by Prospect:

Year Ended June 30, 2015	$—
Year Ended June 30, 2016	3,196
Year Ended June 30, 2017	123
All dividends were paid from earnings and profits of CCPI.
The following interest payments were accrued and paid from CCPI to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2015	$3,332
Year Ended June 30, 2016	3,123
Year Ended June 30, 2017	2,992

Included above, the following payment-in-kind interest from CCPI was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2015	$599
Year Ended June 30, 2016	475
Year Ended June 30, 2017	—
The following managerial assistance payments were paid from CCPI to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2015	$240
Year Ended June 30, 2016	240
Year Ended June 30, 2017	240
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2016	$60
June 30, 2017	60
The following payments were paid from CCPI to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to CCPI (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2015	$—
Year Ended June 30, 2016	96
Year Ended June 30, 2017	—
The following amounts were due from CCPI to Prospect for reimbursement of expenses paid by Prospect on behalf of CCPI and were included by Prospect within other receivables:

June 30, 2016	$2
June 30, 2017	1
CP Energy Services Inc.
Prospect owns 100% of the equity of CP Holdings of Delaware LLC (“CP Holdings”), a Consolidated Holding Company. CP Holdings owns 82.3% of the equity of CP Energy Services Inc. (“CP Energy”), and the remaining 17.7% of the equity is owned by CP Energy management. As of June 30, 2014, CP Energy owned directly or indirectly 100% of each of CP Well Testing Services, LLC (f/k/a CP Well Testing Holding Company LLC) (“CP Well Testing”); CP Well Testing, LLC (“CP Well”); Fluid Management Services, Inc. (f/k/a Fluid Management Holdings, Inc.) (“Fluid Management”); Fluid Management Services LLC (f/k/a Fluid Management Holdings LLC); Wright Transport, Inc. (f/k/a Wright Holdings, Inc.); Wright Foster Disposals, LLC; Foster Testing Co., Inc.; ProHaul Transports, LLC; Artexoma Logistics, LLC; and Wright Trucking, Inc. Effective December 31, 2014, CP Energy underwent a corporate reorganization in order to consolidate certain of its wholly-owned subsidiaries. As of June 30, 2015, CP Energy owned directly or indirectly 100% of each of CP Well; Wright Foster Disposals, LLC; Foster Testing Co., Inc.; ProHaul Transports, LLC; and Wright Trucking, Inc. CP Energy provides oilfield flowback services and fluid hauling and disposal services through its subsidiaries.
During the year ended June 30, 2015, certain members of CP Energy management exercised options to purchase common stock, decreasing our ownership to 82.3%.

On October 30, 2015, we restructured our investment in CP Energy. Concurrent with the restructuring, we exchanged our $86,965 senior secured loan and $15,924 subordinated loan for Series B Convertible Preferred Stock in CP Energy.

During the three months ended December 31, 2016, Arctic Energy and CP Well entered into a loan agreement with each other. CP Well provided a $1,200 senior secured loan to Arctic Energy, for the purpose of funding ongoing operations.
The following interest payments were accrued and paid from CP Well to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2015	$16,420
Year Ended June 30, 2016	(390)
Year Ended June 30, 2017	—
As of September 30, 2015, due to a pending sale transaction, we reversed $4,616 of previously recognized payment-in-kind interest from CP Well of which we do not expect to receive.

Included above, the following payment-in-kind interest from CP Well was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2015	$2,818
Year Ended June 30, 2016	(2,819)
Year Ended June 30, 2017	—
The following managerial assistance payments were paid from CP Energy to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2015	$300
Year Ended June 30, 2016	300
Year Ended June 30, 2017	300
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2016	$75
June 30, 2017	75
The following payments were paid from CP Energy to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to CP Energy (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2015	$60
Year Ended June 30, 2016	—
Year Ended June 30, 2017	15
Credit Central Loan Company, LLC
Prospect owns 100% of the equity of Credit Central Holdings of Delaware, LLC (“Credit Central Delaware”), a Consolidated Holding Company. Credit Central Delaware owns 74.93% of the equity of Credit Central Loan Company, LLC (f/k/a Credit Central Holdings, LLC) (“Credit Central”), with entities owned by Credit Central management owning the remaining 25.07% of the equity. Credit Central owns 100% of each of Credit Central, LLC; Credit Central South, LLC; Credit Central of Texas, LLC; and Credit Central of Tennessee, LLC. Credit Central is a branch-based provider of installment loans.
During the year ended June 30, 2015, Credit Central redeemed 24,629 shares of its membership interest from former Credit Central employees, decreasing the number of shares outstanding and increasing Prospect’s ownership to 74.93%.

On September 28, 2016, Prospect performed a buyout of Credit Central management’s ownership stake, purchasing additional subordinated debt of $12,523 at a discount of $7,521. Prospect also purchased $2,098 of additional shares, increasing its ownership to 99.91%.
During the year ended June 30, 2017, $923 of the aforementioned original issue discount of $7,521 accreted.
The following amounts were paid from Credit Central to Prospect and recorded by Prospect as repayment of loan receivable:

Year Ended June 30, 2015	$300
Year Ended June 30, 2016	323
Year Ended June 30, 2017	403

During the year ended June 30, 2015, Prospect reclassified $159 of return of capital received from Credit Central Delaware in prior periods as dividend income.

The following interest payments were accrued and paid from Credit Central to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2015	$7,375
Year Ended June 30, 2016	7,398
Year Ended June 30, 2017	9,950
Included above, the following payment-in-kind interest from Credit Central was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2015	$300
Year Ended June 30, 2016	921
Year Ended June 30, 2017	2,804
The following interest income recognized had not yet been paid by Credit Central to Prospect and was included by Prospect within interest receivable:

June 30, 2016	$21
June 30, 2017	29
The following net revenue interest payments were paid from Credit Central to Prospect and recognized by Prospect as other income:

Year Ended June 30, 2015	$1,220
Year Ended June 30, 2016	2,067
Year Ended June 30, 2017	—
The following managerial assistance payments were paid from Credit Central to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2015	$700
Year Ended June 30, 2016	700
Year Ended June 30, 2017	700
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2016	$175
June 30, 2017	175
The following amounts were due to Credit Central from Prospect for reimbursement of expenses paid by Credit Central on behalf of Prospect and were included by Prospect within other liabilities:

June 30, 2016	$3
June 30, 2017	—
Echelon Aviation LLC
Prospect owns 99.02% of the membership interests of Echelon Aviation LLC (“Echelon”). Echelon owns 60.7% of the equity of AerLift Leasing Limited (“AerLift”).
On September 15, 2014, Echelon made an optional partial prepayment of $37,313 of the Senior Secured Revolving Credit Facility outstanding.

On September 30, 2014, Prospect made an additional $5,800 investment in the membership interests of Echelon.

During the year ended June 30, 2015, Echelon issued 54,482.06 Class B shares to the company’s President, decreasing Prospect’s ownership to 99.02%.

On March 28, 2016, Echelon made an optional partial prepayment of $2,954 of the Senior Secured Revolving Credit Facility outstanding.
During the three months ended March 31, 2016, Echelon issued 36,059 Class B shares to the company’s President, decreasing Prospect’s ownership to 98.97%.
On September 28, 2016, Echelon made an optional partial prepayment of $6,800 of the Senior Secured Revolving Credit Facility outstanding.
During the three months ended September 30, 2016, Echelon issued 36,275 Class B shares to the company’s President, decreasing Prospect’s ownership to 98.56%.
On December 9, 2016, Prospect made a follow-on $16,044 first lien senior secured debt and $2,830 equity investment in Echelon to support an asset acquisition, increasing Prospect’s ownership to 98.71%. Prospect also recognized $1,121 in structuring fee income as a result of the transaction.

The following dividends were declared and paid from Echelon to Prospect and recognized as dividend income by Prospect:

Year Ended June 30, 2015	$—
Year Ended June 30, 2016	7,250
Year Ended June 30, 2017	200
All dividends were paid from earnings and profits of Echelon.
The following interest payments were accrued and paid from Echelon to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2015	$6,895
Year Ended June 30, 2016	5,700
Year Ended June 30, 2017	5,734
The following interest income recognized had not yet been paid by Echelon to Prospect and was included by Prospect within interest receivable:

June 30, 2016	$2,335
June 30, 2017	2,631
The following managerial assistance payments were paid from Echelon to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2015	$313
Year Ended June 30, 2016	250
Year Ended June 30, 2017	250
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2016	$63
June 30, 2017	63

The following payments were paid from Echelon to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Echelon (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2015	$211
Year Ended June 30, 2016	120
Year Ended June 30, 2017	217
Edmentum Ultimate Holdings, LLC
Prospect owns 37.1% of the equity of Edmentum Ultimate Holdings, LLC (“Edmentum Holdings”). Edmentum Holdings owns 100% of the equity of Edmentum, Inc. (“Edmentum”). Edmentum is the largest all subscription based, software as a service provider of online curriculum and assessments to the U.S. education market. Edmentum provides high-value, comprehensive online solutions that support educators to successfully transition learners from one stage to the next.
On June 9, 2015, Prospect provided additional debt and equity financing to support the recapitalization of Edmentum. As part of the recapitalization, Prospect exchanged 100% of the $50,000 second lien term loan previously outstanding for $26,365 of junior paid in kind (“PIK”) notes and 370,964.14 Class A common units representing 37.1% equity ownership in Edmentum Holdings. In addition, Prospect invested $5,875 in senior PIK notes and committed $7,834 as part of a second lien revolving credit facility, of which $4,896 was funded at closing. On June 9, 2015, our investment in Edmentum was written-down for tax purposes and a loss of $22,116 was therefore realized for the amount that the amortized cost exceeded the fair value, reducing the amortized cost to $37,216.

During the year ended June 30, 2016, Prospect funded an additional $6,424 in the second lien revolving credit facility.
During the year ended June 30, 2017, Prospect funded an additional $7,835 in the second lien revolving credit facility.
The following amounts were paid from Edmentum to Prospect and recorded by Prospect as repayment of loan receivable:

Year Ended June 30, 2015	$—
Year Ended June 30, 2016	4,896
Year Ended June 30, 2017	6,424
The following interest payments were accrued and paid from Edmentum to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2015	$—
Year Ended June 30, 2016	3,650
Year Ended June 30, 2017	1,726
Included above, the following payment-in-kind interest from Edmentum was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2015	$—
Year Ended June 30, 2016	2,934
Year Ended June 30, 2017	2,057
The following interest income recognized had not yet been paid by Edmentum to Prospect and was included by Prospect within interest receivable:

June 30, 2016	$639
June 30, 2017	167

Energy Solutions Holdings Inc.
Prospect owns 100% of the equity of Energy Solutions Holdings Inc. (f/k/a Gas Solutions Holdings Inc.) (“Energy Solutions”), a Consolidated Holding Company. Energy Solutions owns 100% of each of Change Clean Energy Company, LLC (f/k/a Change Clean Energy Holdings, LLC) (“Change Clean”); Freedom Marine Solutions, LLC (f/k/a Freedom Marine Services Holdings, LLC) (“Freedom Marine”); and Yatesville Coal Company, LLC (f/k/a Yatesville Coal Holdings, LLC) (“Yatesville”). Change Clean owns 100% of each of Change Clean Energy, LLC and Down East Power Company, LLC, and 50.1% of BioChips LLC. Freedom Marine owns 100% of each of Vessel Company, LLC (f/k/a Vessel Holdings, LLC) (“Vessel”); Vessel Company II, LLC (f/k/a Vessel Holdings II, LLC) (“Vessel II”); and Vessel Company III, LLC (f/k/a Vessel Holdings III, LLC) (“Vessel III”). Yatesville owns 100% of North Fork Collieries, LLC.
Energy Solutions owns interests in companies operating in the energy sector. These include companies operating offshore supply vessels, ownership of a non-operating biomass electrical generation plant and several coal mines. Energy Solutions subsidiaries formerly owned interests in gathering and processing business in east Texas.
Transactions between Prospect and Freedom Marine are separately discussed below under “Freedom Marine Solutions, LLC.”
During the three months ended December 31, 2014, Prospect determined that our remaining investments in Change Clean and
Yatesville were impaired and recorded a realized loss of $1,449, reducing the amortized cost to zero.

On August 6, 2015, Prospect dissolved the following entities: Change Clean Energy Company, LLC, Change Clean Energy, LLC, Down East Power Company, LLC and BioChips LLC.
First Tower Finance Company LLC
Prospect owns 100% of the equity of First Tower Holdings of Delaware LLC (“First Tower Delaware”), a Consolidated Holding Company. First Tower Delaware owns 80.1% of First Tower Finance Company LLC (f/k/a First Tower Holdings LLC) (“First Tower Finance”). First Tower Finance owns 100% of First Tower, LLC (“First Tower”), a multiline specialty finance company.
During the three months ended December 31, 2015, Prospect made an additional $8,005 investment split evenly between equity and the second lien term loan to First Tower.
During the three months ended December 31, 2016, Prospect made an additional $8,005 equity investment to First Tower.
The following amounts were paid from First Tower to Prospect and recorded by Prospect as repayment of loan receivable:

Year Ended June 30, 2015	$—
Year Ended June 30, 2016	679
Year Ended June 30, 2017	2,220
The following interest payments were accrued and paid from First Tower to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2015	$52,900
Year Ended June 30, 2016	56,698
Year Ended June 30, 2017	51,116
Included above, the following payment-in-kind interest from First Tower was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2015	$332
Year Ended June 30, 2016	861
Year Ended June 30, 2017	7,572
During the year ended June 30, 2015, Prospect reclassified $1,929 of return of capital received from First Tower in prior periods as dividend income.

The following interest income recognized had not yet been paid by First Tower to Prospect and was included by Prospect within interest receivable:

June 30, 2016	$156
June 30, 2017	123
During the year ended June 30, 2016, the managerial assistance agreement between First Tower Delaware and Prospect Administration was amended and $1,200 of managerial assistance expense was reversed at Prospect. First Tower replaced First Tower Delaware in the managerial assistance agreement with Prospect Administration as of December 14, 2015.

The following managerial assistance payments were accrued and paid from First Tower Delaware to Prospect Administration and recognized by Prospect as an expense:

Year Ended June 30, 2015	$2,400
Year Ended June 30, 2016	(600)
Year Ended June 30, 2017	—
The following managerial assistance payments were paid from First Tower to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2015	$—
Year Ended June 30, 2016	1,200
Year Ended June 30, 2017	1,800
The following managerial assistance payments received by Prospect have not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2016	$600
June 30, 2017	600
The following amounts were due from First Tower to Prospect for reimbursement of expenses paid by Prospect on behalf of First Tower and were included by Prospect within other receivables:

June 30, 2016	$2
June 30, 2017	1
Freedom Marine Solutions, LLC
As discussed above, Prospect owns 100% of the equity of Energy Solutions, a Consolidated Holding Company. Energy Solutions owns 100% of Freedom Marine. Freedom Marine owns 100% of each of Vessel, Vessel II, and Vessel III.
As of July 1, 2014, the cost basis of Prospect’s total debt and equity investment in Freedom Marine was $39,811, which consisted of the following: $3,500 senior secured note to Vessel; $12,504 senior secured note to Vessel II; $16,000 senior secured note to Vessel III; and $7,807 of equity.

On December 29, 2014, Freedom Marine reached a settlement for and received $5,174, net of third party obligations, related to the contingent earn-out from the sale of Gas Solutions in January 2012 which was retained by Freedom Marine. This is a final settlement and no further payments are expected from the sale.

On October 30, 2015, we restructured our investment in Freedom Marine. Concurrent with the restructuring, we exchanged our $32,500 senior secured loans for additional membership interest in Freedom Marine.
On January 7, 2016 and April 11, 2016, Prospect purchased an additional $400 and $600, respectively, in membership interests in Freedom Marine to support its ongoing operations and liquidity needs.
On August 11, 2016, Prospect purchased an additional $601 in membership interests in Freedom Marine to support its ongoing operations and liquidity needs.

During the year ended June 30, 2017, Prospect purchased an additional $1,200 in membership interests in Freedom Marine to support its ongoing operations and liquidity needs.
The following interest payments were accrued and paid from Vessel to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2015	$639
Year Ended June 30, 2016	159
Year Ended June 30, 2017	—
The following interest payments were accrued and paid from Vessel II to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2015	$1,713
Year Ended June 30, 2016	427
Year Ended June 30, 2017	—
The following interest payments were accrued and paid from Vessel III to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2015	$2,109
Year Ended June 30, 2016	526
Year Ended June 30, 2017	—
The following managerial assistance payments were paid from Freedom Marine to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2015	$300
Year Ended June 30, 2016	75
Year Ended June 30, 2017	—
The following managerial assistance recognized had not yet been paid by Freedom Marine to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2016	$225
June 30, 2017	525
The following payments were paid from Freedom Marine to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Freedom Marine (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2015	$115
Year Ended June 30, 2016	65
Year Ended June 30, 2017	—
Harbortouch Payments, LLC
Prospect owned 100% of the equity of Harbortouch Holdings of Delaware Inc. (“Harbortouch Delaware”), a Consolidated Holding Company. Harbortouch Delaware owned 100% of the Class C voting units of Harbortouch Payments, LLC (“Harbortouch”), which provide for a 53.5% residual profits allocation. Harbortouch management owns 100% of the Class B and D voting units of Harbortouch, which provide for a 46.5% residual profits allocation. Harbortouch owns 100% of Credit Card Processing USA, LLC. Harbortouch is a provider of transaction processing services and point-of sale equipment used by merchants across the United States.
On September 30, 2014, Prospect made a new $26,431 senior secured term loan to Harbortouch to support an acquisition. As part of the transaction, Prospect received $529 of structuring fees (which was recognized by Prospect as structuring fee income) and $50 of amendment fees (which was recognized by Prospect as amendment fee income).

On December 19, 2014, Prospect made an additional $1,291 equity investment in Harbortouch Class C voting units. This amount was deferred consideration stipulated in the original agreement.

On May 31, 2016, we sold our investment in Harbortouch for total consideration of $328,032, including fees and escrowed amounts. Prior to the sale, $154,382 of Senior Secured Term Loan B loan outstanding was converted to preferred equity. We received a repayment of $146,989 loans receivable to us and $157,639 of proceeds related to the equity investment. We recorded a realized loss of $5,419 related to the sale. We also received a $5,145 prepayment premium for early repayment of the outstanding loans, which was recorded as interest income in the year ended June 30, 2016 and a $12,909 advisory fee for the transaction, which was recorded as other income in the year ended June 30, 2016. In addition, there is $5,350 being held in escrow which will be recognized as additional realized gain if and when it is received. Concurrent with the sale, we made a $27,500 second lien secured investment in Harbortouch, which was later repaid on October 13, 2016.

In addition to the repayments noted above, the following amounts were paid from Harbortouch to Prospect and recorded by Prospect as repayment of loan receivable:

Year Ended June 30, 2015	$5,371
Year Ended June 30, 2016	4,865
Year Ended June 30, 2017	—
The following cash distributions were declared and paid from Harbortouch to Prospect and recognized as a return of capital by Prospect:

Year Ended June 30, 2015	$55
Year Ended June 30, 2016	50
Year Ended June 30, 2017	—
The following interest payments were accrued and paid from Harbortouch to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2015	$29,834
Year Ended June 30, 2016	28,274
Year Ended June 30, 2017	—
Included above, the following payment-in-kind interest from Harbortouch was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2015	$7,652
Year Ended June 30, 2016	9,503
Year Ended June 30, 2017	—

The following managerial assistance payments were paid from Harbortouch to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2015	$500
Year Ended June 30, 2016	458
Year Ended June 30, 2017	—
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2016	$83
June 30, 2017	—
The following payments were paid from Harbortouch to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Harbortouch (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2015	$46
Year Ended June 30, 2016	351
Year Ended June 30, 2017	308
MITY, Inc.
Prospect owns 100% of the equity of MITY Holdings of Delaware Inc. (“MITY Delaware”), a Consolidated Holding Company. MITY Delaware holds 94.99% of the equity of MITY, Inc. (f/k/a MITY Enterprises, Inc.) (“MITY”), with management of MITY owning the remaining 5.01% of the equity of MITY. MITY owns 100% of each of MITY-Lite, Inc. (“MITY-Lite”); Broda USA, Inc. (f/k/a Broda Enterprises USA, Inc.) (“Broda USA”); and Broda Enterprises ULC (“Broda Canada”). MITY is a designer, manufacturer and seller of multipurpose room furniture and specialty healthcare seating products.
During the year ended June 30, 2015, Prospect funded $2,500 of MITY’s senior secured revolving facility, which MITY fully repaid during that time.

During the three months ended March 31, 2016, Prospect’s ownership in MITY increased to 95.83% resulting from a stock repurchase of a key executive’s shares.
During the three months ended December 31, 2016, Prospect formed a separate legal entity, MITY FSC, Inc., (“MITY FSC”) in which Prospect owns 96.88% of the equity, and MITY-Lite management owns the remaining portion.  MITY FSC does not have material operations.  This entity earns commission payments from MITY-Lite based on its sales to foreign customers, and distribute it to its shareholders based on pro-rata ownership.  During the three months ended December 31, 2016, we received $406 of such commission, which we recognized as other income.
On January 17, 2017, Prospect invested an additional $8,000 of Senior Secured Note A and $8,000 of Senior Secured Term Loan B debt investments in MITY to fund an acquisition. Prospect recognized structuring fee income of $480 from this additional investment.
The following dividends were declared and paid from MITY to Prospect and recognized by Prospect as divided income:

Year Ended June 30, 2015	$—
Year Ended June 30, 2016	711
Year Ended June 30, 2017	468
All dividends were paid from earnings and profits of MITY.
The following interest payments were accrued and paid from MITY to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2015	$5,146
Year Ended June 30, 2016	5,196
Year Ended June 30, 2017	6,284
Included above, the following payment-in-kind interest from MITY was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2015	$532
Year Ended June 30, 2016	139
Year Ended June 30, 2017	—
The following interest income recognized had not yet been paid by MITY to Prospect and was included by Prospect within interest receivable:

June 30, 2016	$440
June 30, 2017	21

The following interest payments were accrued and paid from Broda Canada to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2015	$637
Year Ended June 30, 2016	566
Year Ended June 30, 2017	564
The following interest income recognized had not yet been paid by Broda Canada to Prospect and was included by Prospect within interest receivable:

June 30, 2016	$48
June 30, 2017	46
During the year ended June 30, 2015, there was an unfavorable fluctuation in the foreign currency exchange rate and Prospect recognized $5 of realized loss related to its investment in Broda Canada. During the year ended June 30, 2016, there was a favorable fluctuation in the foreign currency exchange rate and Prospect recognized $13 of realized gain related to its investment in Broda Canada. During the year ended June 30, 2017, there was a favorable fluctuation in the foreign currency exchange rate and Prospect recognized $16 of realized gain related to its investment in Broda Canada.

The following managerial assistance payments were paid from MITY to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2015	$310
Year Ended June 30, 2016	300
Year Ended June 30, 2017	300
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2016	$—
June 30, 2017	75
The following managerial assistance recognized had not yet been paid by MITY to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2016	$75
June 30, 2017	—
The following payments were paid from MITY to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to MITY (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2015	$121
Year Ended June 30, 2016	60
Year Ended June 30, 2017	224
National Property REIT Corp.
Prospect owns 100% of the equity of NPH, a Consolidated Holding Company. NPH owns 100% of the common equity of NPRC. Effective May 23, 2016, in connection with the merger of APRC and United Property REIT Corp. UPRC with and into NPRC, APH and UPH merged with and into NPH.
NPRC is a Maryland corporation and a qualified REIT for federal income tax purposes. In order to qualify as a REIT, NPRC issued 125 shares of Series A Cumulative Non-Voting Preferred Stock to 125 accredited investors. The preferred stockholders are entitled to receive cumulative dividends semi-annually at an annual rate of 12.5% and do not have the ability to participate in the management or operation of NPRC.

NPRC was formed to hold for investment, operate, finance, lease, manage, and sell a portfolio of real estate assets and engage in any and all other activities as may be necessary, incidental or convenient to carry out the foregoing. NPRC acquires real estate assets, including, but not limited to, industrial, commercial, and multi-family properties. NPRC may acquire real estate assets directly or through joint ventures by making a majority equity investment in a property-owning entity (the “JV”). Additionally, through its wholly-owned subsidiaries, NPRC invests in online consumer loans.
On October 23, 2014, UPRC transferred its investment in Michigan Storage, LLC to NPRC. As a result, Prospect’s investments in UPRC related to these properties also transferred to NPRC. The investments transferred consisted of $1,281 of equity and
$9,444 of debt. There was no gain or loss realized on the transaction.

On November 26, 2014, APRC transferred its investment in APH Carroll Resort, LLC to NPRC and the investment was renamed NPRC Carroll Resort, LLC. As a result, Prospect’s investments in APRC related to this property also transferred to NPRC. The investments transferred consisted of $10,237 of equity and $65,586 of debt. There was no gain or loss realized on the transaction.

On January 16, 2015, Prospect made a $13,871 investment in NPRC, of which $11,810 was a Senior Term Loan directly to NPRC and $2,061 was used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in Michigan Storage, LLC (which was originally purchased by UPRC and transferred to NPRC, as discussed below) for $13,854, with $17 retained by NPRC for working capital. The minority interest holder also invested an additional $2,445 in the JV. With additional debt financing of $12,602, the total proceeds were used by the JV to purchase five additional properties for $26,405. The remaining proceeds were used to pay $276 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $1,762 of third party expenses, $65 in pre-funded capital expenditures, and $393 of prepaid assets.

On March 17, 2015, Prospect entered into a new credit agreement with ACL Loan Holdings, Inc. (“ACLLH”), a wholly-owned subsidiary of NPRC, to form two new tranches of senior secured term loans, Term Loan A and Term Loan B, with the same terms as the existing NPRC Term Loan A and Term Loan B due to Prospect. The agreement was effective as of June 30, 2014. On June 30, 2014, ACLLH made a non-cash return of capital distribution of $22,390 to NPRC and NPRC transferred and assigned to ACLLH a senior secured Term Loan A due to Prospect.

On May 1, 2015, APRC transferred its investment in 5100 Live Oaks Blvd, LLC to NPRC. As a result, Prospect’s investments in APRC related to this property also transferred to NPRC. The investments transferred consisted of $2,748 of equity and $29,990 of debt. There was no gain or loss realized on the transaction.

On May 6, 2015, Prospect made a $252 investment in NPRC, of which $236 was a Senior Term Loan and $16 was used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in 5100 Live Oaks Blvd, LLC for $252. The minority interest holder also invested an additional $6 in the JV. The proceeds were used by the JV to fund $258 of capital expenditures.

On June 2, 2015, Prospect amended the credit agreement with NPRC to form two new tranches of senior secured term loans, Term Loan C and Term Loan D, with the same terms as the existing ACLLH Term Loan A and Term Loan B due to Prospect. The amendment was effective as of April 1, 2015.

During the year ended June 30, 2015, Prospect made thirty-six follow-on investments in NPRC totaling $224,200 to support the online consumer lending initiative. Prospect invested $52,350 of equity through NPH and $171,850 of debt directly to NPRC and its wholly-owned subsidiaries. In addition, during the year ended June 30, 2015, Prospect received partial repayments of $32,883 of the loans previously outstanding and $5,577 as a return of capital on the equity investment in NPRC.

On September 9, 2015, Prospect made a $159 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in its multi-family property for $159. The minority interest holder also invested an additional $4 in the JVs. The proceeds were used by the JVs to fund $163 of capital expenditures.
On November 5, 2015 Prospect made a $9,017 investment in NPRC used to purchase additional common equity in NPRC through NPH. The proceeds were utilized by NPRC to purchase an 80.0% ownership interest in SSIL I, LLC for $9,017. The JV was purchased for $34,500 which included debt financing and minority interest of $26,450 and $2,254, respectively. The remaining proceeds were used to pay $180 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $1,243 of escrows and reserves, $1,243 of third party expenses, $42 of legal services provided by attorneys at Prospect Administration, and $513 of capital expenditures.

On November 12, 2015, NPRC used supplemental debt proceeds obtained by their JVs to make a partial repayment on the Senior Term Loan of $22,098.
On November 19, 2015, Prospect made a $695 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in its multi-family properties for $690 and pay $5 of legal services provided by attorneys at Prospect Administration. The minority interest holder also invested an additional $76 in the JVs. The proceeds were used by the JVs to fund $766 of capital expenditures.
On November 25, 2015, Prospect made a $323 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in its multi-family properties for $321 and pay $2 of legal services provided by attorneys at Prospect Administration. The minority interest holder also invested an additional $19 in the JVs. The proceeds were used by the JVs to fund $340 of capital expenditures.
On December 23, 2015, Prospect made a $499 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in its multi-family property for $499. The minority interest holder also invested an additional $12 in the JVs. The proceeds were used by the JVs to fund $511 of capital expenditures.
On December 30, 2015, NPRC used supplemental debt proceeds obtained by its’ JVs to make a partial repayment on the Senior Term Loan of $9,821.
On January 20, 2016, NPRC used supplemental proceeds to make a partial repayment on the Senior Term Loan of $6,774.
On February 10, 2016, Prospect made a $354 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest Carroll Management Group, LLC for $352. The minority interest holder also invested an additional $22 in the JVs. The proceeds were used by the JVs to fund $376 of capital expenditures.
On February 24, 2016, NPRC used supplemental proceeds to make a partial repayment on the Senior Term Loan of $24,579.
On April 19, 2016, Prospect made a $1,404 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in NPH McDowell, LLC for $1,402 and pay $2 of legal services provided by attorneys at Prospect Administration. The minority interest holder also invested an additional $155 in the JVs. The proceeds were used by the JVs to fund $1,557 of capital expenditures.
Effective May 23, 2016, APRC and UPRC merged with and into NPRC, to consolidate all of our real estate holdings, with NPRC as the surviving entity. APRC and UPRC have been dissolved. No gain or loss was recognized upon the merger.
On July 22, 2016 Prospect made a $2,700 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in twelve multi-family properties for $2,698 and pay $2 of legal services provided by attorneys at Prospect Administration. The minority interest holder also invested an additional $49 in the JVs. The proceeds were used by the JVs to fund $2,747 of capital expenditures.
On August 4, 2016, Prospect made a $393 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in four multi-family properties for $392 and pay $1 of legal services provided by attorneys at Prospect Administration. The minority interest holder also invested an additional $21 in the JVs. The proceeds were used by the JVs to fund $413 of capital expenditures.
On September 1, 2016, we made an investment into American Consumer Lending Limited (“ACLL”), a wholly-owned subsidiary of NPRC, under the ACLL credit agreement, for senior secured term loans, Term Loan C, with the same terms as the existing ACL Loan Holdings, Inc. (“ACLLH”) Term Loan C due to us.
On September 28, 2016 Prospect made a $46,381 investment in NPRC, of which $35,295 was a Senior Term Loan and $11,086 was used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase a 64.2% ownership interest in Vesper Portfolio JV, LLC for $46,324 and to pay $57 for tax and legal services provided by professionals at Prospect Administration. The JV was purchased for $250,000 which included debt financing and minority interest of $192,382 and $25,817, respectively. The remaining proceeds were used to pay $1,060 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $2,131 of third party expenses, $4,911 of pre-funded capex, and $5,310 of prepaid assets, with $1,111 retained by the JV for working capital.

On October 21, 2016 Prospect made a $514 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in four multi-family properties for $512 and pay $2 of legal services provided by attorneys at Prospect Administration. The minority interest holder also invested an additional $33 in the JVs. The proceeds were used by the JVs to fund $545 of capital expenditures.
On November 17, 2016, NPRC used sale and supplemental loan proceeds to make a partial repayment on the Senior Term Loan of $19,149 and a return of capital on Prospects’ equity investment in NPRC of $9,204.
On November 23, 2016, Prospect made a $2,860 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in seven multi-family properties for $2,859 and pay $1 of legal services provided by attorneys at Prospect Administration. The minority interest holder also invested an additional $231 in the JVs. The proceeds were used by the JVs to fund $3,090 of capital expenditures.
On December 7, 2016 Prospect made a $13,046 investment in NPRC, of which $9,653 was a Senior Term Loan and $3,393 was used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase an 85% ownership interest in JSIP Union Place, LLC for $13,026 and to pay $20 of legal services provided by attorneys at Prospect Administration. The JV was purchased for $64,750 which included debt financing and minority interest of $51,800 and $2,299, respectively. The remaining proceeds were used to pay $261 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $1,078 of third party expenses, $5 of pre-funded capital expenditures, and $458 of prepaid assets, with $573 retained by the JV for working capital.

On January 30, 2017 Prospect made a $41,365 investment in NPRC, of which $30,644 was a Senior Term Loan and $10,721 was used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase a 92.5% ownership interest in 9220 Old Lantern Way LLC for $41,333 and to pay $32 of legal services provided by attorneys at Prospect Administration. The JV was purchased for $187,250 which included debt financing and minority interest of $153,580 and $3,351, respectively. The remaining proceeds were used to pay $827 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $4,415 of third party expenses, $1,857 of pre-funded capital expenditures, and $3,540 of prepaid assets, with $375 retained by the JV for working capital.
On February 27, 2017 NPRC used sale and supplemental loan proceeds to make a partial repayment on the Senior Term Loan of $18,000 and a return of capital on Prospects’ equity investment in NPRC of $11,648. In connection to the partial repayment of the Senior Term Loan, NPRC paid a prepayment premium of $180 to Prospect (which was recognized by Prospect as interest income).
On March 7, 2017, Prospect made a $289 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in SSIL I, LLC for $288. The minority interest holder also invested an additional $72 in the JV. The proceeds were used by the JV to fund $360 of capital expenditures.
On March 16, 2017, Prospect made a $4,273 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in eight multi-family properties for $4,272 and pay $1 of legal services provided by attorneys at Prospect Administration. The proceeds were used by the JV to fund $4,272 of capital expenditures.
On April 3, 2017, Prospect made a $418 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in three multi-family properties for $417 and pay $1 of legal services provided by attorneys at Prospect Administration. The minority interest holder also invested an additional $24 in the JV. The proceeds were used by the JV to fund $441 of capital expenditures.
On April 21, 2017, Prospect made a $2,106 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in Vesper Portfolio JV, LLC for $2,105 and pay $1 of legal services provided by attorneys at Prospect Administration. The proceeds were used by the JV to fund $2,105 of capital expenditures.
On June 30, 2017 NPRC used sale proceeds to make a partial repayment on the Senior Term Loan of $5,750 and a return of capital on Prospects’ equity investment in NPRC of $11,261. In connection to the partial repayment of the Senior Term Loan, NPRC paid a prepayment premium of $58 to Prospect (which was recognized by Prospect as interest income).

During the year ended June 30, 2017, we provided $100,429 and $23,077 of debt and equity financing, respectively, to NPRC and its wholly-owned subsidiaries to support the online consumer lending initiative. In addition, during the year ended June 30, 2017, we received partial repayments of $89,055 of our loans previously outstanding with NPRC and its wholly-owned subsidiaries and $10,864 as a return of capital on our equity investment in NPRC.
The following interest payments were accrued and paid by NPRC to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2015	$23,869
Year Ended June 30, 2016	40,147
Year Ended June 30, 2017	60,707
Included above, the following payment-in-kind interest from NPRC was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2015	$3,056
Year Ended June 30, 2016	703
Year Ended June 30, 2017	—
The following interest income recognized had not yet been paid by NPRC to Prospect and was included by Prospect within interest receivable:

June 30, 2016	$174
June 30, 2017	147
The following interest payments were accrued and paid by ACLLH to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2015	$6,742
Year Ended June 30, 2016	22,543
Year Ended June 30, 2017	13,895
Included above, the following payment-in-kind interest from ACLLH was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2015	$816
Year Ended June 30, 2016	—
Year Ended June 30, 2017	—
The following interest income recognized had not yet been paid by ACLLH to Prospect and was included by Prospect within interest receivable:

June 30, 2016	$44
June 30, 2017	27
The following interest payments were accrued and paid by ACLL to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2015	$—
Year Ended June 30, 2016	—
Year Ended June 30, 2017	7,940
The following interest income recognized had not yet been paid by ACLL to Prospect and was included by Prospect within interest receivable:

June 30, 2016	$—
June 30, 2017	39

The following prepayment penalty payments were paid from NPRC to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2015	$—
Year Ended June 30, 2016	—
Year Ended June 30, 2017	2,235
The following net revenue interest payments were paid from NPRC to Prospect and recognized by Prospect as other income:

Year Ended June 30, 2015	$1,683
Year Ended June 30, 2016	2,712
Year Ended June 30, 2017	5,532
The following structuring fees were paid from NPRC to Prospect and recognized by Prospect as other income:

Year Ended June 30, 2015	$—
Year Ended June 30, 2016	180
Year Ended June 30, 2017	2,147
The following structuring fees were paid from ACLLH to Prospect and recognized by Prospect as other income:

Year Ended June 30, 2015	$—
Year Ended June 30, 2016	2,483
Year Ended June 30, 2017	1,507
The following managerial assistance payments were paid from NPRC to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2015	$510
Year Ended June 30, 2016	593
Year Ended June 30, 2017	1,300
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2016	$210
June 30, 2017	325
The following payments were paid from NPRC to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to NPRC (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2015	$1,164
Year Ended June 30, 2016	2,363
Year Ended June 30, 2017	6,241
The following amounts were due from NPRC to Prospect for reimbursement of expenses paid by Prospect on behalf of NPRC and included by Prospect within other receivables:

June 30, 2016	$—
June 30, 2017	6
The following amounts were due from ACLLH to Prospect for reimbursement of expenses paid by Prospect on behalf of ACLLH and included by Prospect within other receivables:

June 30, 2016	$—
June 30, 2017	1

Nationwide Loan Company LLC
Prospect owns 100% of the membership interests of Nationwide Acceptance Holdings LLC (“Nationwide Holdings”), a Consolidated Holding Company. Nationwide Holdings owns 93.79% of the equity of Nationwide Loan Company LLC (f/k/a Nationwide Acceptance LLC) (“Nationwide”), with members of Nationwide management owning the remaining 6.21% of the equity.
On June 1, 2015, Nationwide completed a corporate reorganization. As part of the reorganization, Nationwide Acceptance LLC was renamed Nationwide Loan Company LLC (continues as “Nationwide”) and formed two new wholly-owned subsidiaries:
Pelican Loan Company LLC (“Pelican”) and Nationwide Consumer Loans LLC. Nationwide assigned 100% of the equity interests in its other subsidiaries to Pelican which, in turn, assigned these interests to Nationwide Acceptance LLC (“New Nationwide”), the new operating company wholly-owned by Pelican. New Nationwide also assumed the existing senior subordinated term loan due to Prospect.

During the year ended June 30, 2015, Prospect made additional equity investments totaling $2,814 in Nationwide. Nationwide management invested an additional $186 of equity in Nationwide, and Prospect’s ownership in Nationwide did not change.

During the three months ended December 31, 2015, Prospect made additional investments totaling $1,876 in the senior subordinated term loan to Nationwide.

On March 31, 2016, Prospect made an additional equity investment totaling $1,407, and Prospect’s ownership in Nationwide did not change.
On August 31, 2016, Prospect made an additional $123 investment in the senior subordinated term loan to Nationwide. Prospect also made an additional equity investment totaling $92, increasing Prospect’s ownership in Nationwide to 94.48%.
On May 31, 2017, Prospect made an additional equity investment totaling $1,889, and Prospect’s ownership in Nationwide did not change.
The following dividends were declared and paid from Nationwide to Prospect and recognized as dividend income by Prospect:

Year Ended June 30, 2015	$4,425
Year Ended June 30, 2016	3,963
Year Ended June 30, 2017	4,310
All dividends were paid from earnings and profits of Nationwide.
The following amounts were paid from Nationwide to Prospect and recognized by Prospect as repayment of loan receivable:

Year Ended June 30, 2015	$—
Year Ended June 30, 2016	300
Year Ended June 30, 2017	—
The following interest payments were accrued and paid from Nationwide to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2015	$3,005
Year Ended June 30, 2016	3,212
Year Ended June 30, 2017	3,406
Included above, the following payment-in-kind interest from Nationwide was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2015	$—
Year Ended June 30, 2016	300
Year Ended June 30, 2017	—

The following interest income recognized had not yet been paid by Nationwide to Prospect and was included by Prospect within interest receivable:

June 30, 2016	$9
June 30, 2017	9
The following managerial assistance payments were paid from Nationwide to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2015	$400
Year Ended June 30, 2016	400
Year Ended June 30, 2017	400
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2016	$100
June 30, 2017	100
The following payments were paid from Nationwide to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Nationwide (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2015	$4
Year Ended June 30, 2016	—
Year Ended June 30, 2017	—
The following amounts were due to Nationwide from Prospect for reimbursement of expenses paid by Nationwide on behalf of Prospect and were included by Prospect within other liabilities:

June 30, 2016	$4
June 30, 2017	—
NMMB, Inc.
Prospect owns 100% of the equity of NMMB Holdings, Inc. (“NMMB Holdings”), a Consolidated Holding Company. NMMB Holdings owns 96.33% of the fully-diluted equity of NMMB, Inc. (f/k/a NMMB Acquisition, Inc.) (“NMMB”), with NMMB management owning the remaining 3.67% of the equity. NMMB owns 100% of Refuel Agency, Inc. (“Refuel Agency”). Refuel Agency owns 100% of Armed Forces Communications, Inc. (“Armed Forces”). NMMB is an advertising media buying business.
On October 1, 2014, Prospect made an additional $383 equity investment in NMMB Series B Preferred Stock, increasing Prospect’s ownership to 93.13%. During the year ended June 30, 2015, NMMB repurchased 460 shares of its common stock from a former NMMB executive, decreasing the number of shares outstanding and increasing Prospect’s ownership to 96.33%.

The following amounts were paid from Armed Forces to Prospect and recorded by Prospect as repayment of loan receivable:

Year Ended June 30, 2015	$—
Year Ended June 30, 2016	—
Year Ended June 30, 2017	100
The following interest payments were accrued and paid from NMMB to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2015	$525
Year Ended June 30, 2016	529
Year Ended June 30, 2017	527

The following interest income recognized had not yet been paid by NMMB to Prospect and was included by Prospect within interest receivable:

June 30, 2016	$1
June 30, 2017	1
The following interest payments were accrued and paid from Armed Forces to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2015	$996
Year Ended June 30, 2016	996
Year Ended June 30, 2017	991
The following interest income recognized had not yet been paid by Armed Forces to Prospect and was included by Prospect within interest receivable:

June 30, 2016	$3
June 30, 2017	3
The following managerial assistance payments were paid from NMMB to Prospect and subsequently remitted to Prospect
Administration (no income was recognized by Prospect):

Year Ended June 30, 2015	$—
Year Ended June 30, 2016	—
Year Ended June 30, 2017	213
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2016	$—
June 30, 2017	100
The following managerial assistance recognized had not yet been paid by NMMB to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2016	$1,100
June 30, 2017	1,288
The following amounts were due from NMMB to Prospect for reimbursement of expenses paid by Prospect on behalf of NMMB and were included by Prospect within other receivables:

June 30, 2016	$2
June 30, 2017	—
R-V Industries, Inc.
Prospect owns 88.27% of the fully-diluted equity of R-V Industries, Inc. (“R-V”), with R-V management owning the remaining 11.73% of the equity. As of June 30, 2011, Prospect’s equity investment cost basis was $1,682 and $5,087 for warrants and common stock, respectively.
On December 24, 2016, Prospect exercised its warrant to purchase 200,000 common shares of R-V. Prospect recorded a realized gain of $172 from this redemption. Prospect’s ownership remains unchanged at 88.27%.
During the three months ended December 31, 2016, Prospect provided certain financial advisory services to R-V related to a possible transaction. Prospect recognized $124 in advisory fee income resulting from these services.

The following amounts were paid from R-V to Prospect and recorded by Prospect as repayment of loan receivable:

Year Ended June 30, 2015	$1,175
Year Ended June 30, 2016	614
Year Ended June 30, 2017	—
The following dividends were declared and paid from R-V to Prospect and recognized as dividend income by Prospect:

Year Ended June 30, 2015	$298
Year Ended June 30, 2016	299
Year Ended June 30, 2017	149
All dividends were paid from earnings and profits of R-V.
During the year ended June 30, 2017, cash distributions of $76 that were declared and paid from R-V to Prospect were recognized as a return of capital by Prospect.
The following interest payments were accrued and paid from R-V to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2015	$3,018
Year Ended June 30, 2016	2,908
Year Ended June 30, 2017	2,877
The following managerial assistance payments were paid from R-V to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2015	$180
Year Ended June 30, 2016	180
Year Ended June 30, 2017	165
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2016	$45
June 30, 2017	45
The following payments were paid from R-V to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to R-V (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2015	$13
Year Ended June 30, 2016	2
Year Ended June 30, 2017	29
The following amounts were due to R-V from Prospect for reimbursement of expenses paid by R-V on behalf of Prospect and were included by Prospect within other liabilities:

June 30, 2016	$1
June 30, 2017	—
SB Forging Company, Inc.
As of June 30, 2014, Prospect owned 79.53% of the fully-diluted common, 85.76% of the Series A Preferred and 100% of the Series B Preferred equity of ARRM Services, Inc. (f/k/a ARRM Holdings, Inc.) (“ARRM”). ARRM owned 100% of the equity of Ajax Rolled Ring & Machine, LLC (f/k/a Ajax Rolled Ring & Machine, Inc.) (“Ajax”). Ajax forges large seamless steel rings on two forging mills in the company’s York, South Carolina facility. The rings are used in a range of industrial applications, including in construction equipment and power turbines. Ajax also provides machining and other ancillary services.

On October 10, 2014, ARRM sold Ajax to a third party and repaid the $19,337 loan receivable to Prospect. Prospect recorded a realized loss of $21,001 related to the sale. Concurrent with the sale, Prospect’s ownership increased to 100% of the outstanding equity of ARRM Services, Inc. which was renamed SB Forging Company, Inc. (“SB Forging”). As such, Prospect began consolidating SB Forging on October 11, 2014. As a result, any transactions between SB Forging and Prospect are eliminated in consolidation. In addition, there is $3,000 being held in escrow of which $802 was received on May 6, 2015 for which Prospect realized a gain of the same amount. Prospect received $2,000 of structuring fees from Ajax related to the sale of the operating company which was recognized as other income during the year ended June 30, 2015.
On May 31, 2016, $1,750 of the escrow proceeds were received. Prospect realized a gain of the same amount.

During the three months ended June 30, 2017, Prospect incurred $53 of additional overhead expense related to SB Forging ,which will be given to us as a credit for services payable to Prospect Administration in the June 2017 quarter.

The following payments were paid from SB Forging to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to SB Forging (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2015	$1,485
Year Ended June 30, 2016	—
Year Ended June 30, 2017	598
SB Forging Company II, Inc. (f/k/a Gulf Coast Machine & Supply Company)
Prospect owns 100% of the preferred equity of Gulf Coast Machine & Supply Company (“Gulf Coast”). Gulf Coast is a provider of value-added forging solutions to energy and industrial end markets.
During the years ended June 30, 2015 and June 30, 2016, Prospect made additional $8,500 and $9,500, respectively, investments in the first lien term loan to Gulf Coast to fund capital improvements to key forging equipment and other liquidity needs.
During the year ended June 30, 2017, Prospect made additional investments of $8,750 in the first lien term loan to Gulf Coast to fund capital improvements to key forging equipment and other liquidity needs.
On June 3, 2017, Gulf Coast sold all of its assets to a third party, for total consideration of $10,250, including escrowed amounts. The proceeds from the sale were primarily used to repay a $6,115 third party revolving credit facility, and the remainder was used to pay other legal and administrative costs incurred by Gulfco. As no proceeds were allocated to Prospect, our debt and equity investment in Gulfco was written-off for tax purposes and we recorded a realized loss of $66,103. Gulfco holds $2,050 in escrow related to the sale, which will be distributed to Prospect once released to Gulfco, and will be recognized as a realized gain if and when it is received. On June 28, 2017, Gulf Coast was renamed to SB Forging Company II, Inc.
The following amounts were paid from Gulf Coast to Prospect and recorded by Prospect as repayment of loan receivable:

Year Ended June 30, 2015	$—
Year Ended June 30, 2016	1,075
Year Ended June 30, 2017	3,022
The following interest payments were accrued and paid from Gulf Coast to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2015	$1,370
Year Ended June 30, 2016	—
Year Ended June 30, 2017	—
The following payments were paid from Gulf Coast to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Gulf Coast (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2015	$—
Year Ended June 30, 2016	—
Year Ended June 30, 2017	503

United Property REIT Corp.
UPH owned 100% of the common equity of UPRC. Effective May 23, 2016, in connection with the merger of UPRC and APRC with and into NPRC, UPH and APH merged with and into NPH. Prospect owns 100% of the equity of NPH, a Consolidated Holding Company, and NPH owns 100% of the common equity of NPRC.
UPRC was formed to hold for investment, operate, finance, lease, manage, and sell a portfolio of real estate assets and engage in any and all other activities as may be necessary, incidental or convenient to carry out the foregoing. UPRC acquires real estate assets, including, but not limited to, industrial, commercial, and multi-family properties. UPRC may acquire real estate assets directly or through joint ventures by making a majority equity investment in a property-owning entity (the “JV”).
On August 19, 2014 and August 27, 2014, Prospect made a combined $11,046 investment in UPRC, of which $9,389 was a Senior Term Loan directly to UPRC and $1,657 was used to purchase additional common equity of UPRC through UPH. On October 1, 2015, UPRC distributed $376 to Prospect as a return of capital. The net proceeds were utilized by UPRC to purchase an 85.0% ownership interest in Michigan Storage, LLC for $10,579, with $42 retained by UPRC for working capital and $49 restricted for future property acquisitions. The JV was purchased for $38,275 which included debt financing and minority interest of $28,705 and $1,867, respectively. The remaining proceeds were used to pay $210 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $2,589 of third party expenses, and $77 for legal services provided by attorneys at Prospect Administration. The investment was subsequently contributed to NPRC.

On September 29, 2014, Prospect made a $22,618 investment in UPRC, of which $19,225 was a Senior Term Loan and $3,393 was used to purchase additional common equity of UPRC through UPH. The proceeds were utilized by UPRC to purchase a 92.5% ownership interest in Canterbury Green Apartments Holdings, LLC for $22,036, with $582 retained by UPRC for working capital. The JV was purchased for $85,500 which included debt financing and minority interest of $65,825 and $1,787, respectively. The remaining proceeds were used to pay $432 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $2,135 of third party expenses, $82 for legal services provided by attorneys at Prospect Administration, and $1,249 of prepaid assets, with $250 retained by the JV for working capital.

On September 30, 2014 and October 29, 2014, Prospect made a combined $22,688 investment in UPRC, of which $19,290 was a Senior Term Loan and $3,398 was used to purchase additional common equity of UPRC through UPH. The proceeds were utilized by UPRC to purchase a 66.2% ownership interest in Columbus OH Apartment Holdco, LLC for $21,992 and to pay $241 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), with $455 retained by UPRC for working capital. The JV was purchased for $114,377 which included debt financing and minority interest of $97,902 and $11,250, respectively. The remaining proceeds were used to pay $440 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $7,711 of third party expenses, $180 for legal services provided by attorneys at Prospect Administration, $6,778 in pre-funded capital expenditures, and $1,658 of prepaid assets.

On October 23, 2014, UPRC transferred its investment in Michigan Storage, LLC to NPRC. As a result, Prospect’s investments in UPRC related to these properties also transferred to NPRC. The investments transferred consisted of $1,281 of equity and
$9,444 of debt. There was no gain or loss realized on the transaction.

On November 12, 2014, Prospect made a $669 investment in UPRC, of which $569 was a Senior Term Loan and $100 was used to purchase additional common equity of UPRC through UPH. The proceeds were utilized by UPRC to purchase additional ownership interest in South Atlanta Portfolio Holding Company, LLC for $667, with $2 retained by UPRC for working capital. The minority interest holder also invested an additional $53 in the JV. The proceeds were used by the JV to fund $707 of capital expenditures and pay $13 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income).

On April 27, 2015, Prospect made a $733 investment in UPRC, of which $623 was a Senior Term Loan and $110 was used to purchase additional common equity of UPRC through UPH. The proceeds were utilized by UPRC to purchase additional ownership interest in South Atlanta Portfolio Holding Company, LLC for $731 and pay $2 of legal services provided by attorneys at Prospect Administration. The minority interest holder also invested an additional $59 in the JV. The proceeds were used by the JV to fund $775 of capital expenditures and pay $15 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income).

On May 19, 2015, Prospect made a $4,730 investment in UPRC, of which $3,926 was a Senior Term Loan and $804 was used to purchase additional common equity of UPRC through UPH. The proceeds were utilized by UPRC to purchase additional ownership interest in Columbus OH Apartment Holdco, LLC for $4,658, with $72 retained by UPRC for working capital. The proceeds were used by the JV to fund $4,565 of capital expenditures and pay $93 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income).

On July 9, 2015, Prospect made a $2,044 investment in UPRC, of which $1,738 was a Senior Term Loan and $306 was used to purchase additional common equity of UPRC through UPH. The proceeds were utilized by UPRC to purchase additional ownership interest in Canterbury Green Apartment Holdings, LLC for $2042, and pay $2 of legal services provided by attorneys at Prospect Administration. The proceeds were used by the JV to fund $2,167 of capital expenditures and pay $40 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income).
On November 25, 2015, Prospect made a $3,433 investment in UPRC, of which $2,746 was a Senior Term Loan and $687 was used to purchase additional common equity of UPRC through UPH. The proceeds were utilized by UPRC to purchase additional ownership interest in Columbus OH Apartment Holdco, LLC for $3,274, and pay $2 of legal services provided by attorneys at Prospect Administration with $158 retained by UPRC for working capital. The proceeds were used by the JV to fund $3,209 of capital expenditures and pay $65 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income).
On March 9, 2016, Prospect made a $777 investment in UPRC used to purchase additional common equity of UPRC through UPH. The proceeds were utilized by UPRC to purchase additional ownership interest in South Atlanta Portfolio Holding Company, LLC for $775, and pay $2 of legal services provided by attorneys at Prospect. The minority interest holder also invested an additional $62 in the JVs. The proceeds were used by the JV to fund $836 of capital expenditures.
On March 9, 2016, Prospect made a $1,277 investment in UPRC used to purchase additional common equity of UPRC through UPH. The proceeds were utilized by UPRC to purchase additional ownership interest in Canterbury Green Apartments Holdings, LLC for $1,277. The minority interest holder also invested an additional $104 in the JVs. The proceeds were used by the JV to fund $1,381 of capital expenditures.
On April 6, 2016, UPRC used supplemental proceeds to make a partial repayment on the Senior Term Loan of $7,567.
Effective May 23, 2016, APRC and UPRC merged with and into NPRC, to consolidate all of our real estate holdings, with NPRC as the surviving entity. APRC and UPRC have been dissolved. No gain or loss was recognized upon the merger.

The following interest payments were accrued and paid by UPRC to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2015	$5,893
Year Ended June 30, 2016	6,777
Year Ended June 30, 2017	—
Included above, the following payment-in-kind interest from UPRC was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2015	$162
Year Ended June 30, 2016	—
Year Ended June 30, 2017	—
The following net revenue interest payments were paid from UPRC to Prospect and recognized by Prospect as other income:

Year Ended June 30, 2015	$901
Year Ended June 30, 2016	1,173
Year Ended June 30, 2017	—
The following managerial assistance payments were paid from UPRC to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2015	$200
Year Ended June 30, 2016	179
Year Ended June 30, 2017	—
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2016	$29
June 30, 2017	—

The following payments were paid from UPRC to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to UPRC (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2015	$262
Year Ended June 30, 2016	788
Year Ended June 30, 2017	—
USES Corp.
On June 15, 2016, we provided additional $1,300 debt financing to USES Corp. (“USES”) and its subsidiaries in the form of additional Term Loan A debt and, in connection with such Term Loan A debt financing, USES issued to us 99,900 shares of its common stock.  On June 29, 2016, we provided additional $2,200 debt financing to USES and its subsidiaries in the form of additional Term Loan A debt and, in connection with such Term Loan A debt financing, USES issued to us 169,062 shares of its common stock.  As a result of such debt financing and recapitalization, as of June 29, 2016, we held 268,962 shares of USES common stock representing a 99.96% common equity ownership interest in USES. As such, USES became a controlled company on June 30, 2016.

During the year ended June 30, 2017, Prospect provided additional $2,599 debt financing to USES and its subsidiaries in the form of additional Term Loan A debt.

During the three months ended June 30, 2017, we entered into a participation agreement with USES management, and sold $154 of Prospect's investment in the Term Loan A debt.

The following managerial assistance recognized had not yet been paid by USES to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2016	$—
June 30, 2017	325
Valley Electric Company, Inc.
Prospect owns 100% of the common stock of Valley Electric Holdings I, Inc. (“Valley Holdings I”), a Consolidated Holding Company. Valley Holdings I owns 100% of Valley Electric Holdings II, Inc. (“Valley Holdings II”), a Consolidated Holding Company. Valley Holdings II owns 94.99% of Valley Electric Company, Inc. (“Valley Electric”), with Valley Electric management owning the remaining 5.01% of the equity. Valley Electric owns 100% of the equity of VE Company, Inc., which owns 100% of the equity of Valley Electric Co. of Mt. Vernon, Inc. (“Valley”), a leading provider of specialty electrical services in the state of Washington and among the top 50 electrical contractors in the United States.
The following interest payments were accrued and paid from Valley Electric to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2015	$3,905
Year Ended June 30, 2016	4,252
Year Ended June 30, 2017	4,518
Included above, the following payment-in-kind interest from Valley Electric was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2015	$1,794
Year Ended June 30, 2016	1,509
Year Ended June 30, 2017	1,822
The following interest income recognized had not yet been paid by Valley Electric to Prospect and was included by Prospect within interest receivable:

June 30, 2016	$12
June 30, 2017	13

The following interest payments were accrued and paid from Valley to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2015	$1,086
Year Ended June 30, 2016	1,111
Year Ended June 30, 2017	1,111
Included above, the following payment-in-kind interest from Valley was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2015	$259
Year Ended June 30, 2016	90
Year Ended June 30, 2017	—
The following interest income recognized had not yet been paid by Valley to Prospect and was included by Prospect within interest receivable:

June 30, 2016	$3
June 30, 2017	3
The following managerial assistance payments were paid from Valley to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2015	$300
Year Ended June 30, 2016	300
Year Ended June 30, 2017	300
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2016	$75
June 30, 2017	—
The following managerial assistance recognized had not yet been paid by MITY to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2016	$—
June 30, 2017	75
The following payments were paid from Valley Electric to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Valley Electric (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2015	$18
Year Ended June 30, 2016	9
Year Ended June 30, 2017	—
The following amounts were due from Valley to Prospect for reimbursement of expenses paid by Prospect on behalf of Valley and were included by Prospect within other receivables:

June 30, 2016	$—
June 30, 2017	3
Wolf Energy, LLC
Prospect owns 100% of the equity of Wolf Energy Holdings Inc. (“Wolf Energy Holdings”), a Consolidated Holding Company. Wolf Energy Holdings owns 100% of each of Appalachian Energy LLC (f/k/a Appalachian Energy Holdings, LLC) (“AEH”); Coalbed, LLC (“Coalbed”); and Wolf Energy, LLC (“Wolf Energy”). AEH owns 100% of C&S Operating, LLC.

Wolf Energy Holdings is a holding company formed to hold 100% of the outstanding membership interests of each of AEH and Coalbed. The membership interests and associated operating company debt of AEH and Coalbed, which were previously owned by Manx Energy, Inc. (“Manx”), were assigned to Wolf Energy Holdings effective June 30, 2012. The purpose of assignment was to remove those activities from Manx deemed non-core by the Manx convertible debt investors who were not interested in funding those operations. On June 30, 2012, AEH and Coalbed loans with a cost basis of $7,991 were assigned by Prospect to Wolf Energy Holdings from Manx.
During the three months ended September 30, 2014, Prospect determined that our investment in AEH was impaired and recorded a realized loss of $2,050, reducing the amortized cost to zero. On November 21, 2014, Coalbed merged with and into Wolf Energy, with Wolf Energy as the surviving entity. During the three months ended December 31, 2014, Prospect determined that our investment in the Coalbed debt assumed by Wolf Energy was impaired and recorded a realized loss of $5,991, reducing the amortized cost to zero.

During the year ended June 30, 2015, Wolf Energy Holdings received a tax refund of $173 related to its investment in C&J and
Prospect realized a gain of the same amount.

On March 14, 2017, $22,145 of assets previously held by Ark-La-Tex Wireline Services, LLC (“Ark-La-Tex”) were assigned to Wolf Energy Services Company, LLC, (“Wolf Energy Services”) a wholly-owned subsidiary of Wolf Energy Holdings. During the three months ended March 31, 2017, Wolf Energy Services received $2,768 from the partial sale of these transferred assets. During the three months ended June 30, 2017 Wolf Energy Services received $12,576 from the sale of assets.
The following managerial assistance payments were paid from Wolf Energy to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2015	$—
Year Ended June 30, 2016	124
Year Ended June 30, 2017	41
The following managerial assistance recognized had not yet been paid by Wolf Energy to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2016	$14
June 30, 2017	14
The following payments were paid from Wolf Energy to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Wolf Energy (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2015	$—
Year Ended June 30, 2016	—
Year Ended June 30, 2017	243
Note 15. Litigation
From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. These matters may relate to intellectual property, employment, tax, regulation, contract or other matters. The resolution of such matters as may arise will be subject to various uncertainties and, even if such claims are without merit, could result in the expenditure of significant financial and managerial resources. We are not aware of any material legal proceedings as of June 30, 2017. Our Investment Adviser and Administrator were named as defendants in a lawsuit filed on April 21, 2016 by a purported shareholder of Prospect in the United States District Court for the Southern District of New York under the caption Paskowitz v. Prospect Capital Management and Prospect Administration. The complaint alleged that the defendants received purportedly excessive management and administrative services fees from us in violation of Section 36(b) of the 1940 Act. The plaintiff sought to recover on behalf of us damages in an amount not specified in the complaint. On June 30, 2016, the Investment Adviser and the Administrator filed a motion to dismiss the complaint in its entirety. On January 24, 2017, the court granted the motion to dismiss, finding that the shareholder’s complaint failed to state a cause of action and entering judgment dismissing the action. On February 21, 2017, the shareholder filed a notice of appeal to the United States Court of Appeals for the Second Circuit

of the district court’s judgment dismissing the action. On May 15, 2017, the United States Court of Appeals for the Second Circuit entered an order dismissing the shareholder’s appeal with prejudice, in accordance with the parties’ stipulation filed May 12, 2017.
Note 16. Financial Highlights
The following is a schedule of financial highlights for each of the five years ended in the period ended June 30, 2017:

	Year Ended June 30,
	2017		2016	2015	2014	2013
Per Share Data
Net asset value at beginning of year	$9.62		$10.31	$10.56	$10.72	$10.83
Net investment income(1)	0.85		1.04	1.03	1.19	1.57
Net realized and change in unrealized (losses) gains(1)	(0.15)		(0.75)	(0.05)	(0.13)	(0.50)
Net increase from operations	0.70		0.29	0.98	1.06	1.07
Distributions of net investment income	(1.00)		(1.00)	(1.19)	(1.32)	(1.28)
Common stock transactions(2)	—	(4)	0.02	(0.04)	0.10	0.10
Net asset value at end of year	$9.32		$9.62	$10.31	$10.56	$10.72

Per share market value at end of year	$8.12		$7.82	$7.37	$10.63	$10.80
Total return based on market value(3)	16.80%		21.84%	(20.84%)	10.88%	6.24%
Total return based on net asset value(3)	8.98%		7.15%	11.47%	10.97%	10.91%
Shares of common stock outstanding at end of year	360,076,933		357,107,231	359,090,759	342,626,637	247,836,965
Weighted average shares of common stock outstanding	358,841,714		356,134,297	353,648,522	300,283,941	207,069,971

Ratios/Supplemental Data
Net assets at end of year	$3,354,952		$3,435,917	$3,703,049	$3,618,182	$2,656,494
Portfolio turnover rate	23.65%		15.98%	21.89%	15.21%	29.24%
Ratio of operating expenses to average net assets	11.57%		11.95%	11.66%	11.11%	11.50%
Ratio of net investment income to average net assets	8.96%		10.54%	9.87%	11.18%	14.86%

(1)	Per share data amount is based on the weighted average number of common shares outstanding for the year/period presented (except for dividends to shareholders which is based on actual rate per share).

(2)
Common stock transactions include the effect of our issuance of common stock in public offerings (net of underwriting and offering costs), shares issued in connection with our dividend reinvestment plan, shares issued to acquire investments and shares repurchased below net asset value pursuant to our Repurchase Program.

(3)
Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan.

(4)	Amount is less than $0.01.

Note 17. Selected Quarterly Financial Data (Unaudited)
The following table sets forth selected financial data for each quarter within the three years ended June 30, 2017.

	Investment Income		Net Investment Income		Net Realized and Unrealized (Losses) Gains		Net Increase (Decrease) in Net Assets from Operations
Quarter Ended	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)
September 30, 2014	$202,021	$0.59	$94,463	$0.28	$(10,355)	$(0.04)	$84,108	$0.24
December 31, 2014	198,883	0.56	91,325	0.26	(5,355)	(0.02)	85,970	0.24
March 31, 2015	191,350	0.53	87,441	0.24	(5,949)	(0.01)	81,492	0.23
June 30, 2015	198,830	0.55	89,518	0.25	5,251	0.01	94,769	0.26

September 30, 2015	$200,251	$0.56	$91,242	$0.26	$(63,425)	$(0.18)	$27,817	$0.08
December 31, 2015	209,191	0.59	100,893	0.28	(196,013)	(0.55)	(95,120)	(0.27)
March 31, 2016	189,493	0.53	87,626	0.25	(12,118)	(0.03)	75,508	0.21
June 30, 2016	193,038	0.54	91,367	0.26	3,790	0.01	95,157	0.27

September 30, 2016	$179,832	$0.50	$78,919	$0.22	$2,447	$0.01	$81,366	$0.23
December 31, 2016	183,480	0.51	84,405	0.24	16,475	0.04	100,880	0.28
March 31, 2017	171,032	0.48	73,080	0.20	(53,588)	(0.15)	19,492	0.05
June 30, 2017	166,702	0.46	69,678	0.19	(18,510)	(0.05)	51,168	0.14

(1)
Per share amounts are calculated using the weighted average number of common shares outstanding for the period presented. As such, the sum of the quarterly per share amounts above will not necessarily equal the per share amounts for the fiscal year.

Note 18. Subsequent Events
We have provided notice to call on July 11, 2017 with settlement on August 15, 2017, $41,441 of our Prospect Capital InterNotes® at par maturing between February 15, 2018 and February 15, 2019, with a weighted average rate of 4.83%.
On July 19, 2017, we received $17,926 and $22,167 as a partial return of capital on our investments in Voya CLO 2012-2, Ltd. and Voya CLO 2012-3, Ltd., respectively.
During the period from July 19, 2017 through August 16, 2017, we made a $11,000 follow-on first lien senior debt investment in RGIS Services, LLC.
On July 25, 2017, EZShield Parent, Inc. repaid the $14,963 Senior Secured Term Loan A and $15,000 Senior Secured Term Loan B receivable to us.
On July 28, 2017, Global Employment Solutions, Inc. repaid the $48,131 loan receivable to us.
On August 7, 2017, Water Pik, Inc. repaid the $13,739 loan receivable to us.
We have provided notice to call on August 11, 2017 with settlement on September 15, 2017, $48,539 of our Prospect Capital InterNotes® at par maturing between March 15, 2018 and September 15, 2019, with a weighted average rate of 4.89%.
On August 14, 2017, we announced the then current conversion rate on the 2018 Notes as 84.1497 shares of common stock per
$1 principal amount of the 2018 Notes converted, which is equivalent to a conversion price of approximately $11.88.
During the period from July 10, 2017 through August 24, 2017, we made one follow-on investments in NPRC totaling $8,382 to support the online consumer lending initiative. We invested $2,934 of equity through NPH and $5,448 of debt directly to NPRC and its wholly-owned subsidiaries. In addition, we received a partial repayment of $4,034 of our loans previously outstanding with NPRC. We also provided $450 of debt and $2,603 of equity financing to NPRC which was used to fund capital expenditures for existing properties.

During the period from July 1, 2017 through August 28, 2017 we issued $18,392 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $18,126. In addition, we sold $3,047 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $3,003 with expected closing on August 31, 2017.
On August 28, 2017, we announced the declaration of monthly dividends in the following amounts and with the following dates:

•	$0.06 per share for September 2017 to holders of record on September 29, 2017 with a payment date of October 19, 2017.

•	$0.06 per share for October 2017 to holders of record on October 31, 2017 with a payment date of November 22, 2017.

National Property REIT Corp.
Combined Consolidated Statement of Operations
Unaudited

Year Ended
December 31, 2014
Revenues
Rental income	$111,296,847
Interest income	10,541,177
Other income	14,890,726
Total revenues	136,728,750
Costs and expenses
Property operating expenses	52,640,950
Management fees	5,543,245
Depreciation and amortization	48,263,589
General and administrative expenses	8,877,148
Total costs and expenses	115,324,932
Other (expense) income
Acquisition costs	(11,071,525)
Interest expense	(71,097,935)
Fair value adjustments	(688,402)
Total other (expense) income, net	(82,857,862)
Net loss before income tax	(61,454,044)
Income tax expense	(391,121)
Net loss	(61,845,165)
Loss attributable to non-controlling interest	10,809,509
Dividends attributable to preferred shares	(60,536)
Net loss attributable to common shares	$(51,096,192)

PROSPECTUS SUPPLEMENT

November 9, 2017

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Citigroup
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